Q3 2015 Earnings Release October 28, 2015 Exhibit 99.2

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our limited operating history as an integrated company; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market area; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; risks related to our asset management business; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the obligations associated with being a public company; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; increases in our capital requirements; and risk retention requirements under the Dodd-Frank Act. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of 9/30/2015.

Headquartered in Dallas, Texas, Triumph Bancorp, Inc. (NASDAQ: TBK) is a financial holding company with a diversified line of community banking, commercial finance and asset management activities $1.6 billion in assets $2.1 billion in AUM(1) 521 team members(2) (1) Represents assets under management (AUM) by Triumph Capital Advisors, including warehouse balances; (2) 496.5 full time equivalent employees Platform overview

How we go to market Community Banking Reach our communities through service, selling and saturation Emphasize long-term customer relationships Work with our clients throughout economic cycles Maximize value adding cross-sell opportunities A bank for all people, committed to their financial goals in every stage of life Factoring Offered at our Triumph Business Capital subsidiary and under our Triumph Commercial Finance brand Triumph Business Capital is among the largest discount factors in the transportation sector Expanding operations into staffing, distribution and other sectors Asset Based Lending Offered under our Triumph Commercial Finance and Triumph Healthcare Finance brands Decades of experience in our leadership team that has a proven track record in credit discipline Specialized industry expertise in healthcare ABL Relationship-based lending We strive to know our clients and their businesses Equipment Finance Offered under our Triumph Commercial Finance brand National lending platform Transportation Construction Waste management Collateral Multi-use Broad and active resale market Revenue producing Long economic life Low risk of obsolescence Direct sales model built on long term relationships Commercial Finance Asset Management Offered through Triumph Capital Advisors $2.1 billion in assets under management, including active CLOs and warehouse assets as of 9/30/2015 5 CLOs under management and 2 CLOs currently in warehouse as of 9/30/2015

Fully diluted earnings per share of $0.32 for the quarter Recognized an increase of $1.7 million to the bargain purchase gain associated with the Doral Money, Inc. acquisition, bringing the total gain on the transaction to $14.2 million Organic loan portfolio growth of $32.6 million Non-performing asset ratio improved 14 bps to 1.12% Tangible book value per share increased to $12.48 from $11.06 at December 31, 2014 $5.7 million Net income to common stockholders Q3 2015 highlights COMMERCIAL FINANCE LOAN GROWTH 6.4% NIM 6.45% Net Interest Margin (6.14% adjusted)* ROA 1.50% Return on Average Assets TCE/TA 14.5% Tangible Common Equity / Tangible Assets* *Reconciliations of non-GAAP financial measures can be found at the end of the presentation

Financial highlights The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. Asset quality ratios exclude loans held for sale Current quarter ratios are preliminary and, beginning January 1, 2015, are calculated under the requirements of Basel III. As of and For the Three Months Ended Key Metrics June 30, March 31,December 31,September 30,June 30, 20152015201420142014 Performance ratios - annualized Return on average assets 1.23%3.93%0.78%3.01%0.88% Return on average tangible common equity (ROATCE) (1)8.28%27.38%5.11%34.26%8.98% Yield on loans9.49%8.50%8.98%8.66%8.83% Cost of total deposits0.56%0.55%0.52%0.48%0.42% Net interest margin7.20%6.11%6.58%6.69%6.58% Net noninterest expense to average assets (1)3.95%4.18%4.44%4.48%3.99% Efficiency ratio (1)66.75%79.70%78.58%78.29%71.78% Asset Quality(2) Nonperforming assets to total assets1.26%1.62%1.73%2.05%1.82% ALLL to total loans0.99%0.92%0.88%0.75%0.67% Net charge-offs to average loans0.03%0.02%0.03%0.03%0.01% Capital(3) Tier 1 capital to average assets17.01%17.35%15.92%12.20%11.00% Tier 1 capital to risk-weighted assets19.16%20.72%19.56%14.59%12.66% Common equity tier 1 capital to risk-weighted assets16.98%18.33%N/AN/AN/A Total capital to risk-weighted assets20.04%21.51%20.35%15.27%13.22% Per Share Amounts Book value per share $13.73 $13.52 $12.68 $14.18 $13.23 Tangible book value per share (1) $12.06 $11.84 $11.06 $11.17 $10.08 Basic earnings per common share $0.25 $0.78 $0.14 $0.96 $0.23 Diluted earnings per common share $0.25 $0.76 $0.14 $0.91 $0.23 A B A + B C A + B + C ($ in thousands) Non-Accrual Loans Restructured Loans Non-Performing Loans Other Real Estate Owned Non-Performing Assets TCB Quarterly Reports and Loans TSB Commercial real estate $1,995.4237699999999 $0 $1,995.4237699999999 $4,069 $6,064.4237699999994 Construction, land development, land 0 0 0 3,905 3,905 1-4 family residential properties 637.99248999999998 0 637.99248999999998 449 1,086.9924900000001 Farmland 0 0 0 0 0 Commercial 6,250.3588499999996 0 6,250.3588499999996 0 6,250.3588499999996 Factored receivables 650.70261199999993 0 650.70261199999993 0 650.70261199999993 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 PCI 6,205.8971299999994 0 6,205.8971299999994 0 6,205.8971299999994 Community Banking $15,740.374851999997 $0 $15,740.374851999997 $8,423 $24,163.374852000001 TCF equipment $839.68677000000002 $0 $839.68677000000002 $0 $839.68677000000002 TCF asset based lending 0 0 0 0 THF asset based lending 98.353589999999855 0 98.353589999999855 0 98.353589999999855 Factored receivables 0 0 0 0 Commercial finance $938.04035999999985 $0 $938.04035999999985 $0 $938.04035999999985 Total loans $16,678.415211999996 $8,423 $25,101.415212 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Community Banking 131.38499999999999 145.125 126.494 683.92392532000008 572.75551381000002 617.59696134000001 622.63633463000008 630.4559999999999 625.63800000000003 685.02599999999995 687.54200000000003 Equipment 15.093999999999999 20.239999999999998 22.992999999999999 48.978417549999996 58.737422149999993 71.197999999999993 94.459500000000006 106.354 118.273 138.018 143.483 Asset based lending (Healthcare) 0 0 0 0 0 45.750999999999998 40.884999999999998 41.77 59.572000000000003 65.082999999999998 66.831999999999994 Asset based lending (General) 5.5289999999999999 4.8449999999999998 12.436999999999999 30.826657130000001 39.643064040000006 48.699038659999999 50.046099999999996 46.387999999999998 36.511000000000003 64.835999999999999 85.641000000000005 Factored receivables 81.5 98.576999999999998 103.46899999999999 117.37 129.53100000000001 156.27199999999999 169.11199999999999 180.91 171.452 199.71600000000001 201.803 Q3 2015 Commercial Finance Products $497.75900000000001 Community Banking $687.54200000000003 Q3 2015 % of Total % of Commercial Finance Equipment $143.483 0.12105195220454552 0.28825797223154176 Asset based lending (Healthcare) $66.831999999999994 5.6% 0.13426577922247512 Asset based lending (General) $85.641000000000005 7.2% 0.1720531421832654 Factored receivables $201.803 0.17025464417898914 0.40542310636271767 Real Estate & Farmland $402.44799999999998 Commercial Real Estate $247.17500000000001 Commercial $172.09899999999999 Construction, Land Development, Land $52.445999999999998 Consumer $10.632 1-4 Family Residential Properties $77.043000000000006 Mortgage Warehouse $102.363 Farmland $25.783999999999999 Commercial $172.09899999999999 Consumer $10.632 Mortgage Warehouse $102.363 42277 % of Total % of Community Banking Commercial Real Estate $247.17500000000001 0.20853352861425076 0.35950531022104831 Construction, Land Development, Land $52.445999999999998 4.4% 7.6% 1-4 Family Residential Properties $77.043000000000006 6.5% 0.11205569986997159 Farmland $25.783999999999999 2.2% 3.8% Commercial $172.09899999999999 0.14519434304029102 0.25031052648420021 Consumer $10.632 .9% 1.5% Mortgage Warehouse $102.363 8.6% 0.14888254099385928 REAL ESTATE Commercial Real Estate $247.17500000000001 Construction, Land & Development $52.445999999999998 1-4 Family Residential $77.043000000000006 Farmland $25.783999999999999 COMMERCIAL $172.09899999999999 CONSUMER $10.632 MORTGAGE WAREHOUSE $102.363 FACTORED RECEIVABLES $201.803 EQUIPMENT FINANCE $143.483 HEALTHCARE ASSET $66.831999999999994 BASED LENDING ASSET BASED LENDING $85.641000000000005 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs (000's) Net Chargeoffs (NCOs) 91 6 1,456 140 -61 125 308.65942000000001 287.60610999999989 202 365 83 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets (000's) Non-performing Assets (NPAs) 15.756 14.305999999999999 13.907999999999999 26.175000000000001 24.117999999999999 25.59 27.582776999999997 25.100643000000002 23.790315620000001 19.272653999999999 17.744960858573311 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42185YTD 42094YTD 42004YTD 41912YTD 41820YTD 41729YTD 41639YTD 42277 42185 42094 42004 41912 41820 41729 41639 42185 42094 42004 41912 41820 41729 41639 QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, June 30, March, 31, December 31, September 30, June 30, March 31, December 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2015 2015 2014 2014 2014 2014 2013 Interest income: InterestFeesLoans Loans, including fees $15,716 $17,158 $13,239 $14,138 $13,706 $13,860 $14,376 $12,906 $14,234 $13,239 $56,080 $41,942 $28,236 $14,376 $23,262 4406999 Factored receivables, including fees 8,829 8,654 7,509 8,367 7,681 6,838 5,272 5,205 16,163 7,509 28,158 19,791 12,110 5,272 17,938 4209999 Taxable securities 649 659 678 644 666 663 657 618 1,337 678 2,630 1,986 1,319 657 1,225 4208999 Tax exempt securities 17 16 12 14 15 15 16 39 28 12 60 46 31 16 39 4109999 Cash deposits 92 110 141 117 50 77 58 74 251 141 302 185 135 58 166 4999999 Total interest income 25,303 26,597 21,579 23,280 22,118 21,453 20,379 18,842 32,013 21,579 87,230 63,950 41,831 20,379 42,630 Interest expense: 5109999 Deposits 1,764 1,667 1,570 1,498 1,289 1,141 1,108 1,103 3,237 1,570 5,036 3,538 2,249 1,108 3,560 5201699 Senior secured note 0 0 0 173 134 137 140 123 0 0 584 411 276 140 123 5201999 Junior subordinated debentures 283 278 272 276 276 272 271 247 550 272 1,095 819 543 271 247 Other borrowings 25 7 12 4 24 22 5 11 19 12 55 51 28 5 3 5709999 Total interest expense 2,072 1,952 1,854 1,951 1,723 1,572 1,524 1,484 3,806 1,854 6,770 4,819 3,096 1,524 3,947 5799999 Net interest income 23,231 24,645 19,725 21,329 20,395 19,881 18,855 17,358 28,207 19,725 80,460 59,131 38,735 18,855 38,683 5809999 Provision for loan losses 165 2,541 645 1,811 1,375 1,747 925 1,057 3,186 645 5,858 4,047 2,672 925 3,412 5999999 Net interest income after provision for loan losses 23,066 22,104 19,080 19,518 19,020 18,134 17,930 16,301 25,021 19,080 74,602 55,084 36,063 17,930 35,271 Non-interest income: 6109999 Service charges on deposits 710 666 612 647 811 813 738 703 1,278 612 3,009 2,363 1,552 738 703 6112999 Card income 574 578 523 516 544 548 490 405 1,101 523 2,098 1,582 1,037 490 405 6206999 Net OREO gains/(losses) and valuation adjustments -58 52 26 -,242 -11 -,252 -77 86 78 26 -,582 -,340 -,329 -77 154 6201000 Net gains on sale of securities 15 242 0 61.62196999999999 9.5398499999999995 0 16.29447 0 242.32840999999999 0 88.456289999999996 25.834319999999998 16.29447 16.29447 -0.58610000000000007 6207999 Net gains on sale of loans 363 491 542 437 484 319 255 494 1,033 542 1,495 1,058 575 255 846 6308999 Fee income 542 502 422 553 448 421 398 355 924 422 1,820 1,267 819 398 1,189 6202999 Gain on branch sale 0 0 0 0 12,619 0 0 0 0 0 12,619 12,619 0 0 0 6306999 Bargain purchase gain 1,708 0 12,509 0 0 0 0 9,014 12,509 12,509 0 0 0 0 9,014 6301999 Asset management fees 1,744 1,274 958 486 374 129 0 0 2,232 958 989 503 129 0 0 Other 700 964 1,067 1,262.3780299999999 525.46014999999898 655 788.70552999999995 465 2,030.6715899999981 1,067 3,230.5437099999981 1,968.1656799999982 1,443.7055300000002 788.70552999999995 702.58610000000044 6999999 Total non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 11,522 21,428 16,659 24,767 21,046 5,243 2,609 13,013 Non-interest expense: 7199999 Salaries and employee benefits 12,416 12,042 13,269 12,752 11,032 9,471 8,876 8,322 25,311 13,269 42,131 29,379 18,347 8,876 20,737 7299999 Occupancy, furniture and equipment 1,575 1,555 1,572 1,429 1,319 1,336 1,390 1,119 3,127 1,572 5,474 4,044 2,725 1,390 2,465 7401999 FDIC insurance and other regulatory assessments 252 271 263 221 280 280 261 283 534 263 1,042 821 541 261 499 7403999 Professional fees 1,344 852 1,327 1,146 1,043 793 592 1,455 2,179 1,327 3,574 2,428 1,385 592 2,460 7801999 Amortization of intangible assets 1,179 895 764 727 746 724 726 620 1,659 764 2,923 2,196 1,451 726 620 7701999 Advertising and promotion 618 526 543 366 1,102 683 443 222 1,069 543 2,594 2,228 1,126 443 682 7602999 Communications and technology 951 927 886 961 954 945 888 754 1,813 886 3,748 2,787 1,834 888 1,412 Other 2,210 2,567 2,159 2,083 1,985 1,928 1,720 1,882 4,726 2,159 7,716 5,634 3,647 1,720 3,616 7899999 Total non-interest expense 20,545 19,635 20,783 19,685 18,461 16,160 14,896 14,657 40,418 20,783 69,202 49,517 31,056 14,896 32,724 7909999 Net income before income tax 8,819 7,238 14,956 3,554 16,363 4,607 5,643 13,166 6,031 14,956 30,167 26,613 10,250 5,643 48,284 7919999 Income tax expense 2,891 2,586 912 747 6,089 1,626 1,916 1,449 3,498 912 10,378 9,631 3,541 1,916 2,133 7999999 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,981 $3,727 $11,717 $2,533 $14,044 $19,789 $16,982 $6,709 $3,727 $13,427 9999991 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 -,696 -,579 -,399 -,387 -,192 -2,840 -2,054 -1,275 -,579 -1,588 9999992 Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,318 $2,146 $13,852 $16,949 $14,928 $5,434 $3,148 $11,839 365 365 92 92 91 90 92 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42004 41912 41820 41729 41639 AvgAssets 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 1,164,757.71273 5799999 #REF! #REF! #REF! #REF! #REF! 6999999 #REF! #REF! #REF! #REF! #REF! 5809999 #REF! #REF! #REF! #REF! #REF! 7899999 #REF! #REF! #REF! #REF! #REF! 7919999 #REF! #REF! #REF! #REF! #REF! 7999999 #REF! #REF! #REF! #REF! #REF! Return on average assets 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 3.991108388855516E-2 Efficiency ratio * 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q1 2014 Net interest margin #REF! #REF! #REF! #REF! #REF! Noninterest income #REF! #REF! #REF! #REF! #REF! Noninterest expense #REF! #REF! #REF! #REF! #REF! Net noninterest expense #REF! #REF! #REF! #REF! #REF! Pretax preprovision ROA #REF! #REF! #REF! #REF! #REF! Provision for loan & lease losses #REF! #REF! #REF! #REF! #REF! Pretax ROA #REF! #REF! #REF! #REF! #REF! Tax expense #REF! #REF! #REF! #REF! #REF! Return on average assets #REF! #REF! #REF! #REF! #REF! Efficiency ratio* 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Check ROA #REF! #REF! #REF! #REF! #REF! Nonperforming Assets Dec 31, Sep 30, Jun 30, Mar 31, Dec 31, (Dollars in thousands) 2014 2014 2014 2014 2013 Commercial real estate $1,995 $2,229.4071900000004 $259.05792357757764 $268.53541083089431 $276 Construction, land development, land 0 11.6 0 0 0 1-4 family residential properties 638 879.05610999999999 473.97733266666671 477.16052266666668 454 Farmland 0 0 0 0 0 Commercial 7,188 6,860.8523999999998 6,251.2413180933563 5,224.3902780933568 5,438 Factored receivables 651 812.6 133 58 89 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 Purchase credit impaired 6,206 6,770.1842999999981 7,369.7234256623988 4,514.9137884090824 6,135 Total nonperforming loans 16,678 17,563.699999999997 14,487 10,543 12,392 OREO acquired through foreclosure, net 8,423 10,019.4 11,103 13,575 13,783 Total nonperforming assets $25,101 $27,583.1 $25,590 $24,118 $26,175 Nonperforming assets to total assets 1.7336165945391179E-2 2.0465067465599444E-2 1.8200000000000001E-2 1.8599999999999998E-2 2.0299999999999999E-2 Nonperforming loans to total loans held for investment 1.6580834852735617E-2 1.7974924754819939E-2 1.54E-2 1.32E-2 1.4067303282522125E-2 Total past due loans to total loans held for investment 2.5674809469935715E-2 2.6055249048497705E-2 2.8199999999999999E-2 2.9899999999999999E-2 2.7816449016242334E-2 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 42277 42185 42094 42004 41912 41820 41729 365 365 365 365 365 365 365 92 91 90 92 92 91 90 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Manual Adj Dilutive effect of preferred stock 0 0 0 0 0 0 192 Manual Adj Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 6306999 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Manual Adj Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Manual Adj Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Diluted_Shrs Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Manual Adj Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16149825243375751 $0.2305633808643695 $0.31674073405328945 AvgCmnEqty Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Manual Adj Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity ,250,891 N/A ,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A AvgAssets Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets 1,563,989.7617899999 N/A 1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 7.3918758101229869E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 AvgTangEq Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 6306999 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Manual Adj Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 243 0 0 0 0 Manual Adj Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 AvgAssets Average total assets $1,565,697.7617899999 $1,511,045.2271500002 $1,449,791 $1,427,474.7515699998 $1,354,206.5291800001 $1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% DisAcrLYLD Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% DisAcrLNIM Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 3100799 3100899 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Shares outstanding end of period Common shares outstanding 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16148593101374989 $0.2305633808643695 $0.31674073405328945 Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity $,250,891 N/A $,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets $1,563,989.7617899999 N/A $1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 6.853469074332541E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, 3340 (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 0 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 243 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 Average total assets 1,565,697.7617899999 1,511,045.2271500002 1,449,791 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, #REF! (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 #REF! Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Common shares outstanding at end of period 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Yield on loans GAAP / Reported 0.12239999999999999 0.1229 0.12859999999999999 9.3799999999999994E-2 9.1749358297483319E-2 8.8303024444554082E-2 8.6561402229709025E-2 8.9767420092723954E-2 8.4957323547613289E-2 9.4944990035923063E-2 8.3393056676373922E-2 Adjusted yield on loans Adjusted 0.11169999999999999 0.11559999999999999 0.12479999999999999 7.6899999999999996E-2 7.7317465081969475E-2 7.7452772832623876E-2 8.0323701620639953E-2 8.2905499529188922E-2 8.0397688995995198E-2 8.9601558838512063E-2 7.959529152802923E-2 SNL U.S. Bank $1B-$5B 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net interest margin GAAP / Reported 8.7499999999999994E-2 9.0399999999999994E-2 9.06E-2 6.6799999999999998E-2 6.8500000000000005E-2 6.5847248715805218E-2 6.6862529147636018E-2 6.5799999999999997E-2 6.1100000000000002E-2 7.1999999999999995E-2 6.453943023929222E-2 Adjusted Net interest margin Adjusted* 7.9200000000000007E-2 8.4599999999999995E-2 8.7599999999999997E-2 5.4300000000000001E-2 5.7333693858374217E-2 5.7421265334969537E-2 6.1879312301024919E-2 6.0518137873070678E-2 5.7604540171474206E-2 6.7780562435600544E-2 6.1436271756382291E-2 SNL U.S. Bank $1B-$5B** 3.7699999999999997E-2 3.7999999999999999E-2 3.8300000000000001E-2 3.85E-2 3.7400000000000003E-2 3.7199999999999997E-2 3.7400000000000003E-2 3.7400000000000003E-2 3.6999999999999998E-2 3.6600000000000001E-2 3.61E-2 SNL Industry Trends and statistics https://www.snl.com/interactivex/indstats.aspx?Defaults=5&IndStatsMC=34372&State=0&IndStatsEnergy=578&IndStatsGaming=33190&ReitIndustry=0&SpecLendIndustry=0&InsuranceType=-1&FocusIndustry=0&SecInvIndustry=0&KeyPortfolioFilter=0&IndStatsMetalsAndMining=578&FinTechIndustry=0&IndStatsCoal=578&InsuranceIndustry=0&SpecLendType=0&IndStatsSecInv=578&IndStatsEuroBanking=577&GeographyGlobalRegion=0&IndStatsNaturalGas=578&IndStatsInvComp=578&submit=Apply&SecInvType=0&IndStatsBanking=2619&EnergyIndustry=0&IndStatsSpecLender=578&Form_Name=UserInputs&Refreshed=1&InvCoIndustry=0&ReitType=-1&BankIndustry=1&FinPerfMarketCap=0&FinPerfAssets=0&IndStatsAsiaBanking=577&InvCoType=0&IndStatsInsurance=578&IndStatsIntlREIT=577&IndStatsHomeBuilder=6942&IndStatsLatinAmericaBanking=577&IndStatsREIT=9091 1Q13Rate 2Q13Rate 3Q13Rate 4Q13Rate 1Q14Rate 2Q14Rate 3Q14Rate 4Q14Rate 1Q15Rate 2Q15Rate 3Q15Rate 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 CID 1.4567505892738081E-2 1.3581513959858292E-2 1.3493082739333025E-2 5.4685335335321718E-3 5.0529505930945774E-3 4.9723382763107943E-3 5.6235418025325995E-3 6.0661803781625586E-3 6.4000000000000003E-3 6.54517963379995E-3 6.8796934733585564E-3 COD 1.3885780781452804E-2 1.321966735986289E-2 1.2723474935752302E-2 4.6719332532512347E-3 4.3476729152817882E-3 4.198981848319152E-3 4.7710329749966873E-3 5.1946634995848609E-3 5.4999999999999997E-3 5.6097701311609068E-3 5.8852630913512095E-3 CTF 1.373441322797345E-2 1.3068238413322037E-2 1.2408922593904649E-2 5.8716766893925267E-3 5.6330084733198548E-3 5.3177644688143901E-3 5.8729585528498511E-3 6.4875091454054106E-3 6.3E-3 6.2941260201030058E-3 6.4046469275360288E-3 42277 42185 42094 42004 41912 41820 41729 41639 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 ASSETS 1109999 Total cash and cash equivalents $,115,783 $99,714 $,178,442 $,160,888 $75,625 $85,716 $,106,951 $85,797 1208999 Securities - available for sale ,156,820 ,158,693 ,161,360 ,162,024 ,165,489 ,168,694 ,165,276 ,184,654 1205999 Securities - held to maturity 747 746 746 745 745 744 744 743 1405999 Loans held for sale 2,174 4,096 3,401 3,288 7,295 4,088 4,902 5,393 1406999 Loans held for investment 1,185,301 1,152,679 1,011,446 1,005,878 ,977,139 ,939,517 ,800,667 ,881,099 1407999 Allowance for loan and lease losses ,-11,544 ,-11,462 -9,286 -8,843 -7,320 -6,253 -4,631 -3,645 1408999 Loans, net 1,173,757 1,141,217 1,002,160 ,997,035 ,969,819 ,933,264 ,796,036 ,877,454 1510999 Branch assets held for sale 0 0 0 0 0 80,331 88,692 0 1800999 FHLB and FRB stock 7,992 5,707 4,466 4,903 5,826 7,976 5,233 5,802 1509999 Premises and equipment, net 21,807 21,677 21,716 21,933 21,744 20,708 20,502 23,344 1609999 Other real estate owned ("OREO"), net 6,201 6,322 6,991 8,423 10,019 11,103 13,575 13,783 1709999 Goodwill and intangible assets, net 28,995 30,174 30,211 29,057 29,783 31,043 27,792 28,518 1802999 Bank-owned life insurance 29,406 29,295 29,193 29,083 28,955 28,829 28,695 28,554 1808999 Deferred tax asset, net 15,838 15,582 14,983 15,956 16,523 20,178 Other assets 21,943 16,036 19,074 14,563 15,975 14,398 38,712 34,197 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 LIABILITIES 2106999 Non-interest bearing deposits $,167,931 $,164,560 $,167,538 $,179,848 $,154,750 $,176,245 $,155,879 $,150,238 2107999 Interest bearing deposits 1,032,105 1,024,699 1,006,141 ,985,381 ,950,874 ,932,009 ,894,433 ,894,616 2199999 Total deposits 1,200,036 1,189,259 1,173,679 1,165,229 1,105,624 1,108,254 1,050,312 1,044,854 2300899 Customer repurchase agreements 15,584 13,011 8,666 9,282 15,644 15,313 17,670 11,330 2301999 Federal Home Loan Bank advances 61,000 19,000 0 3,000 0 70,000 20,750 21,000 2300999 Senior secured note 0 0 0 0 11,630 11,944 12,259 12,573 2303999 Junior subordinated debentures 24,620 24,553 24,487 24,423 24,359 24,296 24,233 24,171 Other liabilities 16,304 25,957 13,234 8,455 14,713 11,341 7,705 13,714 2999999 Total liabilities 1,317,544 1,271,780 1,220,066 1,210,389 1,171,970 1,241,148 1,132,929 1,127,642 EQUITY 3100799 Preferred stock series A 4,550 4,550 4,550 4,550 4,550 4,550 4,550 4,550 3100899 Preferred stock series B 5,196 5,196 5,196 5,196 5,196 5,196 5,196 5,196 3101999 Common stock 181 181 180 180 99 98 98 98 3102999 Additional paid-in-capital ,193,465 ,192,605 ,191,745 ,191,049 ,105,304 ,104,827 ,104,744 ,104,631 3103999 Treasury stock, at cost -,184 -,170 -,161 -,161 -68 -4 0 0 3105999 Retained earnings 59,785 54,053 49,596 35,744 34,014 24,519 22,111 18,992 3106999 Accumulated other comprehensive income 926 1,064 1,571 951 836 841 485 133 3107999 Total stockholders’ equity ,263,919 ,257,479 ,252,677 ,237,509 ,149,931 ,140,027 ,137,184 ,133,600 3108999 Noncontrolling interests 0 0 0 0 25,897 25,897 26,997 26,997 3109999 Total equity ,263,919 ,257,479 ,252,677 ,237,509 ,175,828 ,165,924 ,164,181 ,160,597 3999999 Total liabilities and equity $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 Assets = Liabilities - Shareholders' Equity Audit 0 0 0 0 0 0 0 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 7199999 Salaries and employee benefits 3,754 4,121 4,540 8,322 8,876 9,471 11,032 12,752 13,269 12,042 12,416 7299999 Occupancy, furniture and equipment 427 430 488 1,119 1,390 1,336 1,319 1,429 1,572 1,555 1,575 7403999 Professional fees 114 546 345 1,455 592 793 1,043 1,146 1,327 852 1,344 7701999 Advertising and promotion 183 103 175 222 443 683 1,102 366 543 526 618 7602999 Communications and technology 212 217 230 754 888 945 954 961 886 927 951 Other 657 756 769 2,785 2,707 2,932 3,011 3,031 3,186 3,733 3,641 7899999 Total non-interest expense 5,347 6,173 6,547 14,657 14,896 16,160 18,461 19,685 20,783 19,635 20,545 Efficiency ratio * Efficiency Ratio 0.78290924512298554 0.78582834331337326 0.79703075291622483 0.66753926701570676 0.73847093921857587 Salaries and employee benefits as a % of total expense 0.70207593042827754 0.6675846427992872 0.69344738047960897 0.56778331172818453 0.59586466165413532 0.58607673267326732 0.59758409620280595 0.64780289560579118 0.63845450608670551 0.61329258976317802 0.60433195424677533 7401999 FDIC insurance assessment 72 65 79 283 261 280 280 221 263 271 252 7802999 Carrying costs for OREO 57 96 28 52 132 100 73 68 79 86 68 7801999 Amortization of intangible assets 0 0 0 620 726 724 746 727 764 895 1,179 Salaries and employee benefits $12,416 Occupancy, furniture and equipment $1,575 Professional fees $1,344 Advertising and promotion $618 Communications and technology $951 Other $3,641 Salaries and employee benefits $12,042 Occupancy, furniture and equipment $1,555 Professional fees $852 Advertising and promotion $526 Communications and technology $927 Other $3,733 Loans 41364 41455 41547 41639 41729 41820 41912 42004 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 (Dollars in thousands) Commercial real estate $,108,363.66105 $,101,316.68778999998 $91,712.208810000011 $,331,271 $,268,688 $,264,730 $,261,836 $,249,406 Construction, land development, land 0 4,555.1998400000002 3,862.91723 37,626 39,230 43,040 45,996 42,914 1-4 family residential properties 3,668.3402299999998 3,429.4557800000011 3,138.8316599999989 91,301 79,542 81,187 80,419 78,624 Farmland 777.29686000000004 770.7398199999999 765.30088999999987 20,294 20,114 19,644 20,059 23,246 Commercial 39,198.590480000006 53,972.176519999979 54,314.22990000012 ,255,655 ,234,986 ,328,760 ,340,316 ,363,689 Factored receivables 81,500.28919999997 98,576.595730000001 ,103,469.17259 ,117,370 ,129,531 ,156,272 ,169,112 ,180,910 Consumer 0 0 0 13,878 13,515 13,525 12,527 11,941 Mortgage warehouse 0 6,166.506599999999 8,130.8033199999991 13,513 14,886 32,359 46,874 55,148 Total Loans $,233,507.91753999999 $,268,786.90613999998 $,265,393.25748999999 $,880,908 $,800,492 $,939,517 $,977,139 $1,005,878 (Dollars in thousands) TCF Equipment* TCF Asset Based Lending* THF Asset Based Lending* Factored Receivables Commercial Finance Current Quarter End Date 42277 Prior Quarter End Date 42185 PPQ End Date 42094 PQY End Date 41912 PYE End Date 42004 PQ Month End 6 CQ Month End 9 Quarter a_CQtrNum 3rd CQ Number QTR Text a_CQtrTxt third CQ Text QTR Text a_CQtrTxtCap Third CQ Text Capitalized Year 2015 Month a_CQtr September CQ Month Year Days a_CQtrEnded September 30, 2015 CQ Full Date Quarter a_PQtrNum 2nd PQ Number QTR Text a_PQtrTxt second PQ Text Month a_PQtr June PQ Month Year Days a_PQtrEnded June 30, 2015 PQ Full Date a_CYr 2015 Current Year a_PYr 2014 Prior Year 7999999 a_CQtrNetInc 5.9279999999999999 CQ Net Income 7999999 a_PQtrNetInc 4.6520000000000001 PQ Net Income 9999992 a_CQtrNetIncCom 5.7320000000000002 CQ Net Income to Common Stockholders 9999992 a_PQtrNetIncCom 4.4569999999999999 PQ Net Income to Common Stockholders 5799999 a_CNetIntInc 23.231000000000002 CQ Net Interest Income 5799999 a_PNetIntInc 24.645 PQ Net Interest Income 5809999 a_CQProv 0.16500000000000001 CQ Provision Cost of interest bearing deposits a_CQ_CostIntBearDeps 6.8796934733585564E-3 CQ Cost of Interest Bearing Deposits Cost of interest bearing deposits a_PQ_CostIntBearDeps 6.54517963379995E-3 PQ Cost of Interest Bearing Deposits Cost of total funds a_Cost_Of_Total_Funds_CQ 6.4046469275360288E-3 CQ Cost of Total Funds Cost of total funds a_Cost_Of_Total_Funds_PQ 6.2941260201030058E-3 PQ Cost of Total Funds 5809999 a_PQProv 2.5409999999999999 PQ Provision Diluted earnings per share a_CQEPS 0.3189070282330756 CQ Diluted EPS Diluted earnings per share a_PQEPS 0.2502109749029191 PQ Diluted EPS Return on average assets a_CQROA 1.5020682981696912E-2 CQ Return on Average Assets Return on average assets a_PQROA 1.2347404317062754E-2 PQ Return on Average Assets Return on average common equity a_CQROCE 9.00284124502541E-2 CQ Return on Average Common Equity Return on average common equity a_PQROCE 7.2697830172170172E-2 PQ Return on Average Common Equity Tangible common stockholders' equity to tangible assets a_TangibleCommonEquity_to_TangibleAssets 0.14504508825767878 CQ Tangible Common Equity to Tangible Assets Month_Num EOM Mont_ID Month Days YTD_Days Quarter QTR Text Year Net interest margin a_CQNim 6.453943023929222E-2 CQ Net Interest Margin 1 1/31/2015 1/2015 January 31 31 1 1st first 2015 Net interest margin a_PQNim 7.1999999999999995E-2 PQ Net Interest Margin 2 2/28/2015 2/2015 February 28 59 1 1st first 2015 a_CQ_NIM_Chg 74.605697607077744 CQ Net Interest Margin Change from PQ 3 3/31/2015 3/2015 March 31 90 1 1st first 2015 Adjusted Net interest margin a_CQNimAdj 6.1436271756382291E-2 CQ Net Interest Margin - Adjusted 4 4/30/2015 4/2015 April 30 120 2 2nd second 2015 Adjusted Net interest margin a_PQNimAdj 6.7780562435600544E-2 PQ Net Interest Margin - Adjusted 5 5/31/2015 5/2015 May 31 151 2 2nd second 2015 Yield on loans a_CQYld 8.3393056676373922E-2 CQ Yield on Loans 6 6/30/2015 6/2015 June 30 181 2 2nd second 2015 Yield on loans a_PQYld 9.4944990035923063E-2 PQ Yield on Loans 7 7/31/2015 7/2015 July 31 212 3 3rd third 2015 a_CQ_Yield_Chg 114.99999999999996 CQ Yield on Loans Change from PQ 8 8/31/2015 8/2015 August 31 243 3 3rd third 2015 Adjusted yield on loans a_CQYldAdj 7.959529152802923E-2 CQ Yield on Loans - Adjusted 9 9/30/2015 9/2015 September 30 273 3 3rd third 2015 Adjusted yield on loans a_PQYldAdj 8.9601558838512063E-2 PQ Yield on Loans - Adjusted 10 10/31/2015 10/2015 October 31 304 4 4th fourth 2015 1407999 a_CQALLL 11.544 CQ ALLL 11 11/30/2015 11/2015 November 30 334 4 4th fourth 2015 1407999 a_PQALLL 11.462 PQ ALLL 12 12/31/2015 12/2015 December 31 365 4 4th fourth 2015 ALLL to total loans a_CQResRat 9.7392982879454248E-3 CQ Reserve Ratio ALLL to total loans a_PQResRat 9.943791810209086E-3 PQ Reserve Ratio Net charge-offs (000's) a_CQNcos 8.3000000000000004E-2 CQ Net Charge Offs Net charge-offs (000's) a_PQNcos 0.36499999999999999 PQ Net Charge Offs Nonperforming assets to total assets a_CQNpaAsset 1.1220598179390419E-2 CQ NPAs to Total Assets Nonperforming assets to total assets a_PQNpaAsset 1.2602609499110353E-2 PQ NPAs to Total Assets a_CQ_NPAs_to_Assets_Chg 13.820113197199335 CQ NPAs to Total Assets Change from PQ Past due to total loans a_CQ_Past_Due_to_Total_Loans 2.137702619720502E-2 CQ Past Due to Total Loans 6999999 a_CQNonIntInc 6.298 CQ Noninterest Income 6999999 a_PQNonIntInc 4.7690000000000001 PQ Noninterest Income 7899999 a_CQNonIntExp 20.5 CQ Noninterest Expense 7899999 a_PQNonIntExp 19.600000000000001 PQ Noninterest Expense 1406999 a_CQLoan 1.1853009999999999 CQ Total Loans 1406999 a_PQLoan 1.152679 PQ Total Loans 1406999 1.005878 PY Total Loans a_CQ_Loan_Change 32.621999999999929 CQ Total Loans Dollar Change from PQ a_CQ_Loan___Change 2.8% CQ Total Loans Percent Change from PQ a_CY_Loan_Dollar_Change 179.42299999999989 CQ Total Loans Dollar Change from PY a_CY_Loan_Percent_Change 0.1783745146031625 CQ Total Loans Percent Change from PY 2199999 a_CQ_total_Deposits 1.2000360000000001 CQ Total Deposits 2199999 a_PQ_total_Deposits 1.1892590000000001 PQ Total Deposits a_CQ_total_Deposits_Change 10.777000000000037 CQ Total Deposits Dollar Change from PQ a_CQ_total_Deposits___Change .9% CQ Total Deposits Percent Change from PQ 2106999 a_CQ_NIB 0.167931 CQ NonInterest Bearing Deposits a_NIB_Pct_of_TotalDeposits 0.13993830185094447 CQ NonInterest Bearing Deposits as Percent of Total Deposits a_NonTimeDeposits_Pct_of_TotalDeps 0.4705408837734868 Non Time Deposits as Percent of Total Deposits TCF a_CQ_Commercial_Finance 497.75900000000001 CQ Commercial Finance TCF a_PQ_Commercial_Finance 467.65300000000002 PQ Commercial Finance a_CQ_Commercial_Finance_Change 30.105999999999995 CQ Commercial Finance Dollar Change from PQ a_CQ_Commercial_Finance___Change 6.4% CQ Commercial Finance Percent Change from PQ Net interest margin a_CYNim 6.5933731914670113E-2 CY Net Interest Margin 2Q15 2Q15 2Q15 1Q15 1Q15 1Q15 2Q15Balance 2Q15 2Q15Rate 1Q15Balance 1Q15 1Q15Rate September 30, 2015 June 30, 2015 Average Average Average Average (Dollars in thousands) Balance Interest Rate Balance Interest Rate Interest earning assets: Interest earning cash balances $96,566 $92 3.7797982726839674E-3 $,119,969 $110 3.6776899966557293E-3 $0 Hard Code Taxable securities ,154,254 598 1.5380476357177124E-2 ,153,073 609 1.5957695398223774E-2 0 Tax exempt securities 2,554 17 2.6407851281876678E-2 3,643 16 1.7616202079556456E-2 0 FHLB and FRB stock 6,959 51 2.9075579324865517E-2 5,288 50 3.792538777410185E-2 Loans 1,167,670 24,545 8.3396524330690516E-2 1,090,472 25,812 9.4942051104153394E-2 0 Total interest earning assets $1,428,003 $25,303 7.0298803415618213E-2 $1,372,445 $26,597 7.7730090987452843E-2 Non-interest earning assets: Other assets ,137,695 ,138,600 Total assets $1,565,698 $1,511,045 Interest bearing liabilities: Deposits: Interest bearing demand $,211,823 $32 5.9935191994793025E-4 $,239,033 $36 6.040822999150928E-4 Individual retirement accounts 57,227 177 1.2270925627231293E-2 55,778 168 1.2080859009755709E-2 Hard Code Money market ,116,375 66 2.2500350254518282E-3 ,116,517 66 2.2719884199324967E-3 Hard Code Savings 72,617 9 4.9171022954859662E-4 74,088 9 4.8724356304531225E-4 Certificates of deposit ,509,224 1,354 1.054908611158735E-2 ,485,533 1,263 1.0433645335907385E-2 Brokered deposits 50,002 126 9.9974261899089256E-3 50,002 125 1.0027071444614743E-2 Total deposits 1,017,268 1,764 6.8796799475355228E-3 1,020,951 1,667 6.5491083130519304E-3 0 Junior subordinated debentures 24,580 283 4.5678264407259347E-2 24,513 278 4.5488310082606981E-2 0 Short-term borrowings 69,778 25 1.4214334404639806E-3 28,862 7 9.7279894244761559E-4 0 Total interest bearing liabilities $1,111,626 $2,072 7.3949644778088094E-3 $1,074,326 $1,952 7.2877790814432014E-3 Non-interest bearing liabilities and equity: Non-interest bearing demand deposits ,171,887 ,170,240 Other liabilities 19,841 10,825 Total equity ,262,344 ,255,654 Total liabilities and equity $1,565,698 $1,511,045 Net interest income $23,231 $24,645 Interest spread 6.2903838937809403E-2 7.0442311906009636E-2 Net interest margin 6.4542208518682628E-2 7.202534467743639E-2 42277 42185 42094 42004 41912 41820 41729 41639 As of and For the Three Months Ended Key Metrics September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Performance ratios - annualized Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average tangible common equity (ROATCE) Return on average tangible common equity (ROATCE) (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.4999999999999997E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Net interest margin Net interest margin 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality(2) Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Per Share Amounts Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Net noninterest expense to average assets Unadjusted Net noninterest expense to average assets (1) 3.6104231415205072E-2 3.9462048685496381E-2 1.1534553084965307E-2 4.4371011654619083E-2 7.78224729002692E-3 3.9911035828657786E-2 3.9204150615991543E-2 3.5266000745935028E-2 42277 42185 42094 42004 41912 41820 41729 41639 41547 41455 41364 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, September 30, June 30, March 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2013 2013 2013 Noninterest bearing demand Non-interest bearing demand $,167,931 $,164,560 $,167,538 $,179,847.54459000003 $,154,749.83000999998 $,176,245 $,155,879 $,150,238 $17,986 $14,427 $12,048 Interest-bearing demand Interest bearing demand ,206,603 ,228,909 ,231,718 ,236,525 ,209,491.49296 ,248,992 ,209,170 ,199,826 0 0 0 Individual Retirement Accounts Individual retirement accounts 58,619 56,285 55,773 55,034 54,378 53,856 54,709 54,512 30,647 29,974 27,959 Money Market Money market ,117,888 ,116,019 ,120,001 ,117,514.46862 ,125,371 ,138,204 ,142,522 ,157,406 19,869 20,368 20,192 Savings Savings 72,244 73,016 74,236 70,407 72,012 73,207 73,011 69,336 0 0 0 Certificates of deposit Certificates of deposit ,526,732 ,500,451 ,474,413 ,455,901 ,439,603 ,367,731 ,356,844 ,354,940 ,215,221 ,197,218 ,163,185 Other brokered funds Brokered deposits 50,019 50,019 50,000 50,000 50,019 50,019 58,177 58,596 0 0 0 Total deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229.1321 $1,105,624.3229700001 $1,108,254 $1,050,312 $1,044,854 $,283,723 $,261,987 $,223,384 ,635,370 ,606,755 ,580,186 ,560,935 ,544,000 ,471,606 ,469,730 ,468,048 ,245,868 ,227,192 ,191,144 0.5294591162265132 0.51019584463939305 0.49433107348772537 0.48139463885706313 0.49202969643311734 0.42553963261129668 0.44722901385493075 0.44795540812400586 0.86657761267151412 0.86718806658345648 0.85567453353865985 $,564,666 $,582,504 $,593,493 $,604,294.1321 $,561,624.32296999998 $,636,648 $,580,582 $,576,806 $37,855 $34,795 $32,240 0.4705408837734868 0.4898041553606069 0.50566892651227469 0.51860536114293687 0.50797030356688255 0.57446036738870332 0.55277098614506925 0.5520445918759942 0.13342238732848588 0.13281193341654357 0.14432546646134012 Noninterest bearing demand/Total Deposits 0.13993830185094447 0.13837187694186043 0.14274601488141136 0.15434523389917304 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 6109999 Service charges on deposits 0 0 0 703 738 813 811 647 612 666 710 6112999 Card income 0 0 0 405 490 548 544 516 523 578 574 6308999 Fee income 231 279 324 355 398 421 448 553 422 502 542 6301999 Asset management fees 0 0 0 0 0 129 374 486 958 1,274 1,744 Other 214 50 393 1,045 983 722 1,008 1,519 1,635 1,749 #REF! 6999999 Total non-interest income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 #REF! 5799999 Net Interest income 6,054 7,143 8,128 17,358 18,855 19,881 20,395 21,329 19,725 24,645 #REF! 6999999 Non-interest Income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 #REF! Total Revenue 6,499 7,472 8,845 19,866 21,464 22,514 23,580 25,050 23,875 29,414 #REF! Non-interest income as a % of total revenue 6.8% 4.4% 8.1% 0.12624584717607973 0.121552366753634 0.11694945367326996 0.13507209499575912 0.14854291417165669 0.17382198952879582 0.16213367784048413 #REF! 6206999 Net realized gains/(losses) & valuation adjustments on OREO 77 -96 87 86 -77 -,252 -11 -,242 26 52 -58 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6202999 Gain on branch sale 0 0 0 0 0 0 0 0 0 0 0 Q2 2014 Q3 2014 Q4 2014 Q1 2015* Q2 2015 Assets under management 400 1,016 1,079 1,700 1,700 Asset management fees 129 374 486 958 1,744 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 3Q15Rate 2Q15Rate 1Q15Rate 4Q14Rate 3Q14Rate 2Q14Rate 1Q14Rate 4Q13Rate 42277 42185 42094 42004 41912 41820 41729 41639 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Financial Highlights (Dollars in thousands): 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 1406999 Loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,878 $,977,139 $,939,517 ,800,667 ,881,099 2199999 Deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229 $1,105,624 $1,108,254 1,050,312 1,044,854 Net income available to common stockholders Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,839 Performance Ratios - Annualized: Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average common equity Return on average common equity (1) 9.00284124502541E-2 7.2697830172170172E-2 0.23950696235661378 4.3030320636307295E-2 0.26844139125477523 7.0491627172676583E-2 0.10095195420779574 0.11975036413659168 Return on average tangible common equity (ROATCE) Return on average tangible common equity (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Return on average total equity Return on average total equity 8.9644958032670377E-2 7.297961316737285E-2 0.23314715809012018 5.0226866463435771E-2 0.23163770107758885 7.176855796790331E-2 9.2610157663933046E-2 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Adjusted yield on loans Adjusted yield on loans (1) 7.959529152802923E-2 8.9601558838512063E-2 8.0397688995995198E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 0 Cost of interest bearing deposits Cost of interest bearing deposits 6.8796934733585564E-3 6.54517963379995E-3 6.3951498415804036E-3 6.0661803781625586E-3 5.6235418025325995E-3 4.9723382763107943E-3 4.9529505930945772E-3 5.4685335335321718E-3 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.5055583032907881E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Cost of total funds Cost of total funds 6.4046469275360288E-3 6.2941260201030058E-3 6.2858117383082562E-3 6.4875091454054106E-3 5.8729585528498511E-3 5.3177644688143901E-3 5.6330084733198548E-3 5.8716766893925267E-3 Net interest margin Net interest margin (1) 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Adjusted Net interest margin Adjusted net interest margin (1) 6.1436271756382291E-2 6.7780562435600544E-2 5.7604540171474206E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 1E-4 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality:(2) Past due to total loans Past due to total loans 2.137702619720502E-2 2.3286123022975173E-2 2.910264816369169E-2 2.5674809469935715E-2 2.6055249048497705E-2 2.8153827977567197E-2 2.9871344766301097E-2 2.781185769136045E-2 Nonperforming loans to total loans Non-performing loans to total loans 9.7392982879454248E-3 1.1234697604450155E-2 1.660889459249431E-2 1.6580834852735617E-2 1.7974533817604249E-2 1.5419625190390382E-2 1.3167771370619745E-2 1.4064253846616555E-2 Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to nonperforming loans ALLL to non-performing loans 1 0.88509652509652514 0.55277099827370679 0.53021000885162317 0.41677062208936683 0.43162835645751363 0.43924879066679312 0.29414138153647512 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital:(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Total equity to total assets Total equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.13045548662278719 0.1179212021529205 0.12657403141028015 0.1246637252258694 Total stockholders' equity to total assets Total stockholders' equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.11124118263514976 9.9516319157493802E-2 0.10576084231780417 0.10370720944357266 Tangible common stockholders' equity to tangible assets Tangible common stockholders' equity to tangible assets 0.14504508825767878 0.14512847387061648 0.14746313984770282 0.14004819764973347 8.3763721184769643E-2 7.211941675800243E-2 7.8503422152235103E-2 7.5679908200133011E-2 Per Share Amounts: Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Shares outstanding end of period Shares outstanding end of period 18,040,072 18,041,072 17,963,782.93 17,963,782.93 9,886,778 9,845,819 9,846,096 9,832,585 From Bloomberg Terminal: TBK Equity BKX Index CBNK Index Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price 42004 100 100 100 42004 1 1 1 42006 99.631 99.717200000000005 99.101799999999997 42006 0.99631000000000003 0.99717200000000006 0.99101799999999995 42009 99.483400000000003 96.781599999999997 96.858900000000006 42009 0.994834 0.96781600000000001 0.96858900000000003 42010 99.631 94.209500000000006 94.656899999999993 42010 0.99631000000000003 0.94209500000000002 0.94656899999999988 42011 98.745400000000004 95.017499999999998 95.339299999999994 42011 0.98745400000000005 0.95017499999999999 0.95339299999999993 42012 95.793400000000005 96.687299999999993 96.814800000000005 42012 0.95793400000000006 0.96687299999999998 0.96814800000000001 42013 95.2029 94.505799999999994 94.624700000000004 42013 0.95202900000000001 0.94505799999999995 0.94624700000000006 42016 95.572000000000003 93.522800000000004 93.753600000000006 42016 0.95572000000000001 0.93522800000000006 0.93753600000000004 42017 98.966800000000006 92.876400000000004 93.677599999999998 42017 0.9896680000000001 0.92876400000000003 0.93677599999999994 42018 100.369 91.045000000000002 92.442099999999996 42018 1.00369 0.91044999999999998 0.92442099999999994 42019 99.483400000000003 89.415599999999998 91.393600000000006 42019 0.994834 0.89415599999999995 0.91393600000000008 42020 101.1808 90.694900000000004 92.894800000000004 42020 1.011808 0.90694900000000001 0.928948 42024 97.786000000000001 90.008099999999999 92.057699999999997 42024 0.97786000000000006 0.90008100000000002 0.92057699999999998 42025 96.014799999999994 90.533299999999997 91.622 42025 0.96014799999999989 0.90533299999999994 0.91622000000000003 42026 97.417000000000002 93.792100000000005 94.703800000000001 42026 0.97416999999999998 0.937921 0.94703800000000005 42027 97.638400000000004 92.4589 93.790700000000001 42027 0.97638400000000003 0.92458899999999999 0.93790700000000005 42030 95.7196 93.24 94.498599999999996 42030 0.95719600000000005 0.9323999999999999 0.94498599999999999 42031 97.564599999999999 92.041499999999999 93.440100000000001 42031 0.97564600000000001 0.92041499999999998 0.93440100000000004 42032 95.3506 89.792599999999993 91.225800000000007 42032 0.95350599999999996 0.89792599999999989 0.91225800000000001 42033 96.383799999999994 91.166200000000003 92.512600000000006 42033 0.96383799999999997 0.91166200000000008 0.92512600000000011 42034 95.941000000000003 89.873400000000004 91.145099999999999 42034 0.95940999999999999 0.89873400000000003 0.91145100000000001 42037 95.7196 91.8125 93.389899999999997 42037 0.95719600000000005 0.91812499999999997 0.93389899999999992 42038 96.974199999999996 93.6036 95.110799999999998 42038 0.96974199999999999 0.93603599999999998 0.95110799999999995 42039 94.8339 93.091800000000006 94.530500000000004 42039 0.94833900000000004 0.93091800000000002 0.94530500000000006 42040 94.0959 94.344200000000001 96.232500000000002 42040 0.94095899999999999 0.943442 0.96232499999999999 42041 93.284099999999995 96.054400000000001 97.435400000000001 42041 0.93284099999999992 0.96054400000000006 0.97435400000000005 42044 89.077500000000001 95.435000000000002 96.289500000000004 42044 0.89077499999999998 0.95435000000000003 0.96289500000000006 42045 89.298900000000003 96.081299999999999 96.707599999999999 42045 0.89298900000000003 0.96081300000000003 0.96707600000000005 42046 91.143900000000002 95.717799999999997 96.164000000000001 42046 0.911439 0.95717799999999997 0.96164000000000005 42047 93.136499999999998 97.616500000000002 97.796999999999997 42047 0.931365 0.97616500000000006 0.97797000000000001 42048 96.162400000000005 97.683800000000005 98.111199999999997 42048 0.96162400000000003 0.9768380000000001 0.98111199999999998 42052 95.941000000000003 98.168599999999998 98.608900000000006 42052 0.95940999999999999 0.98168599999999995 0.9860890000000001 42053 95.129199999999997 96.795000000000002 97.297300000000007 42053 0.95129200000000003 0.96794999999999998 0.97297300000000009 42054 96.679000000000002 96.633499999999998 97.171499999999995 42054 0.96679000000000004 0.96633499999999994 0.971715 42055 95.793400000000005 97.535700000000006 97.670199999999994 42055 0.95793400000000006 0.97535700000000003 0.97670199999999996 42058 95.7196 97.091300000000004 97.437899999999999 42058 0.95719600000000005 0.97091300000000003 0.974379 42059 95.129199999999997 98.060900000000004 97.976500000000001 42059 0.95129200000000003 0.98060900000000006 0.979765 42060 94.8339 98.101299999999995 97.826499999999996 42060 0.94833900000000004 0.98101299999999991 0.97826499999999994 42061 94.8339 97.805000000000007 98.149500000000003 42061 0.94833900000000004 0.97805000000000009 0.98149500000000001 42062 93.431700000000006 97.347200000000001 97.707499999999996 42062 0.93431700000000006 0.973472 0.97707499999999992 42065 94.317300000000003 98.330200000000005 98.446299999999994 42065 0.94317300000000004 0.98330200000000001 0.98446299999999998 42066 95.867199999999997 98.222499999999997 98.065799999999996 42066 0.95867199999999997 0.98222500000000001 0.98065799999999992 42067 95.572000000000003 97.683800000000005 97.589699999999993 42067 0.95572000000000001 0.9768380000000001 0.9758969999999999 42068 96.0886 98.047399999999996 97.997299999999996 42068 0.96088600000000002 0.98047399999999996 0.97997299999999998 42069 95.2029 98.357100000000003 98.4512 42069 0.95202900000000001 0.98357099999999997 0.98451200000000005 42072 95.941000000000003 98.734200000000001 99.1584 42072 0.95940999999999999 0.98734200000000005 0.99158400000000002 42073 95.645799999999994 96.310299999999998 97.485399999999998 42073 0.95645799999999992 0.96310299999999993 0.974854 42074 95.572000000000003 97.185599999999994 98.141800000000003 42074 0.95572000000000001 0.97185599999999994 0.98141800000000001 42075 95.7196 99.649900000000002 100.49420000000001 42075 0.95719600000000005 0.99649900000000002 1.004942 42076 95.941000000000003 98.909199999999998 100.1326 42076 0.95940999999999999 0.98909199999999997 1.0013259999999999 42079 96.236199999999997 99.555599999999998 100.2607 42079 0.96236199999999994 0.995556 1.002607 42080 96.679000000000002 99.771100000000004 100.6194 42080 0.96679000000000004 0.99771100000000001 1.006194 42081 96.752799999999993 99.5017 100.0962 42081 0.96752799999999994 0.99501700000000004 1.0009619999999999 42082 96.236199999999997 98.303299999999993 99.693700000000007 42082 0.96236199999999994 0.98303299999999993 0.99693700000000007 42083 94.612499999999997 99.528700000000001 100.9551 42083 0.94612499999999999 0.99528700000000003 1.0095510000000001 42086 97.269400000000005 98.801500000000004 100.50149999999999 42086 0.97269400000000006 0.98801500000000009 1.005015 42087 97.786000000000001 97.899299999999997 100.262 42087 0.97786000000000006 0.978993 1.0026200000000001 42088 96.0886 96.283299999999997 98.667299999999997 42088 0.96088600000000002 0.96283299999999994 0.98667300000000002 42089 95.3506 96.552599999999998 99.225300000000004 42089 0.95350599999999996 0.965526 0.99225300000000005 42090 96.162400000000005 96.134200000000007 98.996899999999997 42090 0.96162400000000003 0.96134200000000003 0.98996899999999999 42093 96.974199999999996 97.545599999999993 100.42829999999999 42093 0.96974199999999999 0.97545599999999988 1.004283 42094 100.81180000000001 97.177400000000006 100.1534 42094 1.0081180000000001 0.97177400000000003 1.0015340000000001 42095 99.631 96.889099999999999 100.0741 42095 0.99631000000000003 0.96889099999999995 1.0007410000000001 42096 100.5904 97.629300000000001 100.55459999999999 42096 1.0059040000000001 0.97629299999999997 1.0055459999999998 42100 98.597800000000007 97.295299999999997 100.03100000000001 42100 0.98597800000000002 0.97295299999999996 1.00031 42101 99.335800000000006 97.525700000000001 100.1095 42101 0.99335800000000007 0.97525700000000004 1.0010950000000001 42102 99.040599999999998 97.709100000000007 100.1718 42102 0.99040600000000001 0.97709100000000004 1.0017180000000001 42103 99.114400000000003 98.119500000000002 100.0823 42103 0.99114400000000002 0.98119500000000004 1.000823 42104 99.040599999999998 98.009 100.11620000000001 42104 0.99040600000000001 0.98009000000000002 1.0011620000000001 42107 98.671599999999998 98.662099999999995 100.9178 42107 0.98671599999999993 0.98662099999999997 1.0091779999999999 42108 99.262 98.363600000000005 100.3921 42108 0.99262000000000006 0.98363600000000007 1.0039210000000001 42109 98.966800000000006 99.111800000000002 101.49720000000001 42109 0.9896680000000001 0.99111800000000005 1.014972 42110 98.966800000000006 99.240399999999994 101.4238 42110 0.9896680000000001 0.99240399999999995 1.014238 42111 98.893000000000001 97.882099999999994 99.788300000000007 42111 0.98892999999999998 0.97882099999999994 0.99788300000000008 42114 100 98.266199999999998 100.67489999999999 42114 1 0.98266199999999992 1.0067489999999999 42115 99.040599999999998 97.968299999999999 100.92489999999999 42115 0.99040600000000001 0.97968299999999997 1.0092489999999998 42116 97.564599999999999 98.944900000000004 101.3377 42116 0.97564600000000001 0.98944900000000002 1.013377 42117 97.786000000000001 98.697400000000002 101.2188 42117 0.97786000000000006 0.98697400000000002 1.0121880000000001 42118 97.417000000000002 98.005700000000004 100.68859999999999 42118 0.97416999999999998 0.98005700000000007 1.0068859999999999 42121 97.712199999999996 97.747900000000001 100.0492 42121 0.97712199999999994 0.97747899999999999 1.0004919999999999 42122 98.228800000000007 98.680599999999998 101.3798 42122 0.98228800000000005 0.98680599999999996 1.013798 42123 102.50920000000001 99.599000000000004 101.4991 42123 1.0250920000000001 0.99599000000000004 1.014991 42124 99.040599999999998 99.238900000000001 100.25190000000001 42124 0.99040600000000001 0.99238899999999997 1.0025190000000002 42125 97.859800000000007 99.590100000000007 99.841099999999997 42125 0.97859800000000008 0.99590100000000004 0.99841099999999994 42128 96.531400000000005 100.9713 100.80159999999999 42128 0.96531400000000001 1.0097130000000001 1.008016 42129 96.900400000000005 100.4706 100.3135 42129 0.96900400000000009 1.0047060000000001 1.0031350000000001 42130 97.786000000000001 100.0625 100.7561 42130 0.97786000000000006 1.0006250000000001 1.0075609999999999 42131 97.048000000000002 99.922399999999996 100.5057 42131 0.97048000000000001 0.999224 1.0050570000000001 42132 97.638400000000004 101.12009999999999 100.9996 42132 0.97638400000000003 1.011201 1.0099960000000001 42135 99.040599999999998 101.24469999999999 101.5132 42135 0.99040600000000001 1.0124469999999999 1.0151319999999999 42136 97.490799999999993 101.30500000000001 101.7735 42136 0.97490799999999989 1.01305 1.0177350000000001 42137 99.852400000000003 101.839 102.14279999999999 42137 0.99852400000000008 1.0183899999999999 1.021428 42138 98.819199999999995 102.2375 102.717 42138 0.98819199999999996 1.022375 1.0271699999999999 42139 97.048000000000002 101.1692 101.47110000000001 42139 0.97048000000000001 1.011692 1.0147110000000001 42142 97.048000000000002 102.2654 102.9122 42142 0.97048000000000001 1.022654 1.0291220000000001 42143 97.121799999999993 103.5633 103.7788 42143 0.97121799999999991 1.035633 1.0377879999999999 42144 95.645799999999994 102.77719999999999 103.31480000000001 42144 0.95645799999999992 1.0277719999999999 1.033148 42145 94.760099999999994 102.678 103.0945 42145 0.94760099999999992 1.02678 1.030945 42146 95.424400000000006 102.52589999999999 102.66 42146 0.95424400000000009 1.0252589999999999 1.0266 42150 93.062700000000007 101.8051 101.92919999999999 42150 0.93062700000000009 1.018051 1.0192919999999999 42151 92.915099999999995 102.81610000000001 102.97329999999999 42151 0.92915099999999995 1.0281610000000001 1.029733 42152 92.177099999999996 102.65170000000001 102.9957 42152 0.92177100000000001 1.0265170000000001 1.029957 42153 91.734300000000005 101.6841 102.2623 42153 0.91734300000000002 1.0168410000000001 1.0226230000000001 42156 91.143900000000002 101.30249999999999 101.9074 42156 0.911439 1.0130249999999998 1.019074 42157 91.808099999999996 102.2043 103.0565 42157 0.91808099999999992 1.022043 1.030565 42158 93.726900000000001 103.5569 104.40009999999999 42158 0.93726900000000002 1.035569 1.044001 42159 93.726900000000001 102.68429999999999 103.6045 42159 0.93726900000000002 1.026843 1.0360450000000001 42160 93.726900000000001 104.4829 105.3344 42160 0.93726900000000002 1.044829 1.0533440000000001 42163 94.317300000000003 104.09310000000001 105.3869 42163 0.94317300000000004 1.0409310000000001 1.0538689999999999 42164 94.4649 105.003 106.2274 42164 0.94464899999999996 1.05003 1.0622739999999999 42165 95.498199999999997 106.3977 107.6245 42165 0.954982 1.063977 1.0762449999999999 42166 94.4649 106.2711 107.52760000000001 42166 0.94464899999999996 1.062711 1.0752760000000001 42167 94.243499999999997 106.16379999999999 107.4456 42167 0.94243500000000002 1.0616379999999999 1.0744560000000001 42170 97.786000000000001 105.8468 107.2599 42170 0.97786000000000006 1.058468 1.0725990000000001 42171 101.845 106.4285 108.2393 42171 1.0184500000000001 1.0642849999999999 1.0823929999999999 42172 100.738 105.5925 106.70659999999999 42172 1.0073799999999999 1.055925 1.0670659999999998 42173 98.597800000000007 106.1635 107.58969999999999 42173 0.98597800000000002 1.0616349999999999 1.0758969999999999 42174 94.022099999999995 105.2615 107.5337 42174 0.94022099999999997 1.0526150000000001 1.075337 42177 95.867199999999997 106.5652 108.92749999999999 42177 0.95867199999999997 1.065652 1.089275 42178 96.531400000000005 107.28700000000001 109.8197 42178 0.96531400000000001 1.07287 1.0981969999999999 42179 96.236199999999997 106.40860000000001 109.2371 42179 0.96236199999999994 1.0640860000000001 1.092371 42180 97.933599999999998 105.7634 109.512 42180 0.97933599999999998 1.057634 1.0951200000000001 42181 100.07380000000001 106.104 109.8964 42181 1.0007380000000001 1.06104 1.0989640000000001 42184 98.450199999999995 103.4525 107.38209999999999 42184 0.98450199999999999 1.0345249999999999 1.0738209999999999 42185 97.048000000000002 103.9457 107.7329 42185 0.97048000000000001 1.0394570000000001 1.077329 42186 98.376400000000004 105.1163 108.9936 42186 0.98376400000000008 1.0511629999999998 1.089936 42187 97.712199999999996 104.1763 107.5515 42187 0.97712199999999994 1.041763 1.075515 42191 94.8339 103.7567 107.6024 42191 0.94833900000000004 1.0375669999999999 1.0760240000000001 42192 94.760099999999994 102.937 106.38760000000001 42192 0.94760099999999992 1.0293699999999999 1.063876 42193 93.284099999999995 100.9068 105.5886 42193 0.93284099999999992 1.0090680000000001 1.0558860000000001 42194 94.0959 102.0159 106.7363 42194 0.94095899999999999 1.020159 1.0673630000000001 42195 95.867199999999997 103.3796 108.0359 42195 0.95867199999999997 1.0337959999999999 1.0803590000000001 42198 95.867199999999997 104.565 108.84820000000001 42198 0.95867199999999997 1.04565 1.0884819999999999 42199 96.679000000000002 105.09050000000001 109.1341 42199 0.96679000000000004 1.050905 1.0913410000000001 42200 97.638400000000004 106.32940000000001 109.58159999999999 42200 0.97638400000000003 1.063294 1.0958159999999999 42201 98.450199999999995 107.3604 109.8823 42201 0.98450199999999999 1.073604 1.0988230000000001 42202 98.524000000000001 106.65219999999999 109.1409 42202 0.98524 1.066522 1.0914090000000001 42205 96.383799999999994 107.0778 109.62009999999999 42205 0.96383799999999997 1.070778 1.096201 42206 94.907700000000006 107.0703 109.188 42206 0.94907700000000006 1.070703 1.09188 42207 94.391099999999994 108.286 110.34529999999999 42207 0.94391099999999994 1.0828599999999999 1.103453 42208 93.505499999999998 107.3897 108.9024 42208 0.93505499999999997 1.0738970000000001 1.089024 42209 92.398499999999999 105.5856 107.9978 42209 0.92398499999999995 1.0558559999999999 1.0799779999999999 42212 98.302599999999998 104.4666 107.2154 42212 0.98302599999999996 1.0446660000000001 1.0721540000000001 42213 102.6568 104.9336 107.1979 42213 1.0265680000000001 1.049336 1.071979 42214 98.671599999999998 105.78579999999999 107.4425 42214 0.98671599999999993 1.057858 1.074425 42215 101.9926 106.1905 107.8991 42215 1.0199259999999999 1.0619050000000001 1.078991 42216 103.7638 105.4629 107.7518 42216 1.0376380000000001 1.054629 1.077518 42219 105.1661 105.2814 107.83580000000001 42219 1.051661 1.0528140000000001 1.0783580000000001 42220 104.5018 105.5553 108.16030000000001 42220 1.045018 1.055553 1.0816030000000001 42221 104.059 106.10760000000001 109.04 42221 1.0405899999999999 1.0610760000000001 1.0904 42222 103.7638 105.6662 108.3524 42222 1.0376380000000001 1.056662 1.0835239999999999 42223 104.72320000000001 105.331 107.80029999999999 42223 1.0472320000000002 1.05331 1.0780029999999998 42226 105.3137 107.0902 109.28619999999999 42226 1.053137 1.070902 1.092862 42227 106.4945 105.45050000000001 107.988 42227 1.064945 1.054505 1.07988 42228 104.6494 103.7811 106.1237 42228 1.046494 1.037811 1.061237 42229 103.3948 104.3416 106.55800000000001 42229 1.0339480000000001 1.0434159999999999 1.06558 42230 105.46129999999999 105.361 107.967 42230 1.054613 1.0536099999999999 1.0796699999999999 42233 107.0111 105.4391 108.1735 42233 1.070111 1.0543909999999999 1.0817350000000001 42234 105.7565 105.5442 107.99039999999999 42234 1.0575650000000001 1.055442 1.079904 42235 104.428 104.41759999999999 106.77030000000001 42235 1.0442799999999999 1.044176 1.0677030000000001 42236 102.952 101.4209 104.19280000000001 42236 1.02952 1.0142090000000001 1.041928 42237 104.1328 98.289000000000001 103.2311 42237 1.041328 0.98289000000000004 1.032311 42240 103.1734 92.941000000000003 98.603800000000007 42240 1.0317339999999999 0.92941000000000007 0.98603800000000008 42241 104.428 91.337299999999999 97.3 42241 1.0442799999999999 0.91337299999999999 0.97299999999999998 42242 105.5351 95.427899999999994 100.1972 42242 1.0553509999999999 0.95427899999999999 1.0019719999999999 42243 104.94459999999999 98.138300000000001 101.8154 42243 1.0494459999999999 0.98138300000000001 1.018154 42244 104.94459999999999 97.975200000000001 101.9832 42244 1.0494459999999999 0.97975199999999996 1.0198320000000001 42247 106.7897 97.717100000000002 102.7025 42247 1.0678969999999999 0.97717100000000001 1.0270250000000001 42248 105.23990000000001 93.528199999999998 99.182900000000004 42248 1.0523990000000001 0.93528199999999995 0.99182900000000007 42249 107.30629999999999 95.104500000000002 100.5371 42249 1.0730629999999999 0.95104500000000003 1.005371 42250 107.1587 95.943200000000004 101.0766 42250 1.0715870000000001 0.95943200000000006 1.0107660000000001 42251 106.4207 94.263499999999993 100.5269 42251 1.0642069999999999 0.94263499999999989 1.005269 42255 108.3395 96.871300000000005 102.9735 42255 1.0833950000000001 0.96871300000000005 1.0297350000000001 42256 107.7491 95.666200000000003 102.3105 42256 1.077491 0.95666200000000001 1.0231050000000002 42257 110.99630000000001 96.284400000000005 103.1366 42257 1.109963 0.96284400000000003 1.031366 42258 111.4391 96.162899999999993 103.2401 42258 1.1143909999999999 0.96162899999999996 1.0324009999999999 42261 115.941 96.259600000000006 103.5234 42261 1.1594100000000001 0.96259600000000001 1.035234 42262 120 97.783299999999997 104.69029999999999 42262 1.2 0.97783299999999995 1.0469029999999999 42263 120.8856 98.135300000000001 104.8801 42263 1.2088559999999999 0.98135300000000003 1.0488010000000001 42264 118.8192 95.883600000000001 102.9414 42264 1.1881919999999999 0.95883600000000002 1.0294140000000001 42265 122.583 93.564499999999995 101.16970000000001 42265 1.22583 0.93564499999999995 1.0116970000000001 42268 122.3616 94.703500000000005 102.4931 42268 1.223616 0.94703500000000007 1.024931 42269 123.83759999999999 93.487899999999996 101.7002 42269 1.2383759999999999 0.93487900000000002 1.017002 42270 122.87820000000001 93.570099999999996 102.3819 42270 1.228782 0.935701 1.023819 42271 123.1734 93.056600000000003 103.02379999999999 42271 1.2317340000000001 0.930566 1.030238 42272 122.50920000000001 94.913799999999995 103.55410000000001 42272 1.2250920000000001 0.94913799999999993 1.035541 42275 122.87820000000001 92.403000000000006 102.2034 42275 1.228782 0.92403000000000002 1.0220340000000001 42276 122.14019999999999 92.697900000000004 102.2675 42276 1.2214019999999999 0.926979 1.022675 42277 123.98520000000001 94.016000000000005 103.52760000000001 42277 1.239852 0.94016000000000011 1.0352760000000001 42277 42185 42094 42004 41912 41820 41729 41639 Loans September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 Commercial real estate $,247,175 $,234,090 $,236,659 $,249,164 $,261,836 $,265,129 $,268,863 $,331,462 $13,085 Construction, land development, land 52,446 46,743 52,203 42,914 45,996 43,040 39,230 37,626 $5,703 1-4 family residential properties 77,043 75,588 73,605 78,738 80,419 81,187 79,542 91,301 $1,455 Farmland 25,784 25,701 24,805 22,496 20,059 19,644 20,114 20,294 $83 Commercial ,468,055 ,454,161 ,371,614 ,364,566.5 ,340,316 ,328,361 ,234,986 ,255,655 $13,894 Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 Consumer 10,632 10,993 11,201 11,941 12,527 13,525 13,515 13,878 $-,361 Mortgage warehouse ,102,363 ,105,687 69,907 55,148 46,874 32,359 14,886 13,513 $-3,324 -3.1% Total loans $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 $32,622 2.8% $,179,423.5 0.17837510034770634 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 equip Equipment* $,143,483 $,138,018 $,118,273 $,106,354 $94,459.5 $71,198 $58,737.422149999991 $48,978.417549999998 $5,465 3.9596284542595894 Asset based lending (General)* 85,641 64,836 36,511 46,388 50,046.1 48,699.38659999998 39,643.64040000005 30,826.65713 $20,805 Asset based lending (Healthcare)* 66,832 65,083 59,572 41,770 40,885 45,751 0 0 $1,749 ABC Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 TCF Commercial finance $,497,759 $,467,653 $,385,808 $,375,422 $,354,502.6 $,321,920.3865999996 $,227,911.48619 $,197,175.7467999999 $30,106 6.4% $,111,951 0.29017283208227929 0.25821460605370899 Total loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 Commercial finance as a % of total 0.41994311993324901 0.40570965550686705 0.3814420146997467 0.37322835037069624 0.36279649057094226 0.34264418702375793 0.28465202910823101 0.22378311027478182 Community banking as a % of total 0.58005688006675094 0.59429034449313289 0.6185579853002533 0.62677164962930376 0.63720350942905779 0.65735581297624202 0.71534797089176894 0.77621688972521818 *TCF abbreviated Triumph Commercial Finance. THF abbreviated Triumph Health Care Finance ABL ,152,473 ,129,919 96,083 88,158 90,931.1 94,450.38659999991 39,643.64040000005 30,826.65713 $22,554 0.17360047414158053 $30,106 $81,845 6.4% 0.21213919877244639 91 91 365 365 0.25821460605370899 0.85088799507629598 ,172,099 ,186,224 BegBal Prov CO Rec EndBal (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance CRE Commercial real estate $385.78817982433196 $164.0521328953597 $-18.406470000000002 $0.76265000000000027 $532.59649271969158 constr Construction, land development, land 339.86845387216385 -19.563314057121701 0 12.571809999999999 333.27694981504214 1-4fam 1-4 family residential properties 182.28786331615527 176.45496121205952 -,144.87037999999993 2.1677299999999988 215.04017452821486 farm Farmland 12.796907360000001 5.8012048199999988 0 0 18.99811218 C&I Commercial 3,057.4738511739374 945.09904787984544 -1 1.5641500000000046 4,003.1370490537824 Fact Factored receivables 3,137.1218754499996 437.64657819999968 -,124.84399999999999 12.418000000000003 3,461.5424536499995 cons Consumer 86.723048132492011 81.950120986337794 -78.904239999999845 50.024059999999977 139.99298911882994 Mort Mortgage warehouse 118.0760981 19.900531300000019 0 0 138.37662940000001 Total Loans $7,320.1362772290804 $1,811.3412632364805 $-,368.2508999999975 $79.50839999999998 $8,842.9608504655607 (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance Equip Equipment* $990.08908425926916 $262.81430401193325 $0 $0 $1,253.3033882712025 ABL Asset based lending (General)* 955.17220410000004 92.470227699999924 0 0 1,047.1424317999999 ABLH Asset based lending (Healthcare)* 342.18 16.400174999999933 0 0 358.08017499999994 Fact Factored receivables 3,136.6218754499996 437.64657819999968 -,124.84399999999999 11.618000000000002 3,461.5424536499995 Commercial finance $5,424.631638092691 $809.3312849119327 $-,124.84399999999999 $11.618000000000002 $6,120.68448721202 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Non-interest bearing demand $12,048 $14,427 $17,986 $,150,238 $,155,879 $,176,245 $,154,749.83000999998 $,179,847.54459000003 $,167,538 $,164,560 $,167,931 Interest bearing deposits 48,151 50,342 50,516 ,481,080 ,479,412 ,514,259 ,461,252 ,479,480 ,481,728 ,474,229 ,455,354 Certificates of deposit ,163,185 ,197,218 ,215,221 ,354,940 ,356,844 ,367,731 ,439,603 ,455,901 ,474,413 ,500,451 ,526,732 Other brokered funds Brokered deposits 0 0 0 58,596 58,177 50,019 50,019 50,000 50,000 50,019 50,019 Total deposits ,223,384 ,261,987 ,283,723 1,044,854 1,050,312 1,108,254 1,105,623.8300099999 1,165,228.5445900001 1,173,679 1,189,259 1,200,036 Interest-bearing demand 0 0 0 ,199,826 ,209,170 ,248,992 ,209,491.49296 ,236,524.32788 ,231,718 ,228,909 ,206,603 Individual retirement accounts 27,959 29,974 30,647 54,512 54,709 53,856 53,010.99260000003 53,688.661569999997 55,773 56,285 58,619 Money market 20,192 20,368 19,869 ,157,406 ,142,522 ,138,204 ,125,369.75075000001 ,117,514.46862 ,120,001 ,116,019 ,117,888 Savings 0 0 0 69,336 73,011 73,207 73,303.316600000006 71,689.613289999994 74,236 73,016 72,244 Summary of fair values of assets acquired, liabilities assumed, consideration paid, and the resulting goodwill: Acquisition Summary (Dollars in thousands) Summary of Fair Values (Dollars in thousands) Fair value of net assets acquired: Cash $8,273.1309999999994 Equity of DMI (fair value of net DMI assets) $,146,454.85 Source Doral Money, Inc. Accounting Memo CLO securities 98,315.937000000005 CLO management contracts 1,918 SNC loans 36,764.720999999998 Fair value of net assets acquired ,148,372.85 Prepaid income tax 3,014.2130000000002 Other assets/liabilities 87.063000000000002 Consideration Transferred: Fair value of DMI net assets $,146,455.6499999997 Cash paid at closing ,133,262.51999999999 Fair value of CLO contracts 1,917.7850000000001 Sales price adjustment 2,601 Net fair value of acquired assets $,148,372.84999999998 Consideration Transferred ,135,864.17199999999 Consideration transferred -,135,864.17199999999 Bargain purchase gain, nontaxable $12,508.677999999985 Bargain purchase gain: $12,508.678 Transaction costs, net of tax -,157.93799999999999 Incremental bonus, net of tax -1,137.5 Escrow recovery from Doral Healthcare, net of tax 195 Net contribution of acquisition $11,408.239999999985 A B A + B C A + B + C ($ in thousands) Non-Accrual Loans Restructured Loans Non-Performing Loans Other Real Estate Owned Non-Performing Assets TCB Quarterly Reports and Loans TSB Commercial real estate $1,995.4237699999999 $0 $1,995.4237699999999 $4,069 $6,064.4237699999994 Construction, land development, land 0 0 0 3,905 3,905 1-4 family residential properties 637.99248999999998 0 637.99248999999998 449 1,086.9924900000001 Farmland 0 0 0 0 0 Commercial 6,250.3588499999996 0 6,250.3588499999996 0 6,250.3588499999996 Factored receivables 650.70261199999993 0 650.70261199999993 0 650.70261199999993 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 PCI 6,205.8971299999994 0 6,205.8971299999994 0 6,205.8971299999994 Community Banking $15,740.374851999997 $0 $15,740.374851999997 $8,423 $24,163.374852000001 TCF equipment $839.68677000000002 $0 $839.68677000000002 $0 $839.68677000000002 TCF asset based lending 0 0 0 0 THF asset based lending 98.353589999999855 0 98.353589999999855 0 98.353589999999855 Factored receivables 0 0 0 0 Commercial finance $938.04035999999985 $0 $938.04035999999985 $0 $938.04035999999985 Total loans $16,678.415211999996 $8,423 $25,101.415212 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Community Banking 131.38499999999999 145.125 126.494 683.92392532000008 572.75551381000002 617.59696134000001 622.63633463000008 630.4559999999999 625.63800000000003 685.02599999999995 687.54200000000003 Equipment 15.093999999999999 20.239999999999998 22.992999999999999 48.978417549999996 58.737422149999993 71.197999999999993 94.459500000000006 106.354 118.273 138.018 143.483 Asset based lending (Healthcare) 0 0 0 0 0 45.750999999999998 40.884999999999998 41.77 59.572000000000003 65.082999999999998 66.831999999999994 Asset based lending (General) 5.5289999999999999 4.8449999999999998 12.436999999999999 30.826657130000001 39.643064040000006 48.699038659999999 50.046099999999996 46.387999999999998 36.511000000000003 64.835999999999999 85.641000000000005 Factored receivables 81.5 98.576999999999998 103.46899999999999 117.37 129.53100000000001 156.27199999999999 169.11199999999999 180.91 171.452 199.71600000000001 201.803 Q3 2015 Commercial Finance Products $497.75900000000001 Community Banking $687.54200000000003 Q3 2015 % of Total % of Commercial Finance Equipment $143.483 0.12105195220454552 0.28825797223154176 Asset based lending (Healthcare) $66.831999999999994 5.6% 0.13426577922247512 Asset based lending (General) $85.641000000000005 7.2% 0.1720531421832654 Factored receivables $201.803 0.17025464417898914 0.40542310636271767 Real Estate & Farmland $402.44799999999998 Commercial Real Estate $247.17500000000001 Commercial $172.09899999999999 Construction, Land Development, Land $52.445999999999998 Consumer $10.632 1-4 Family Residential Properties $77.043000000000006 Mortgage Warehouse $102.363 Farmland $25.783999999999999 Commercial $172.09899999999999 Consumer $10.632 Mortgage Warehouse $102.363 42277 % of Total % of Community Banking Commercial Real Estate $247.17500000000001 0.20853352861425076 0.35950531022104831 Construction, Land Development, Land $52.445999999999998 4.4% 7.6% 1-4 Family Residential Properties $77.043000000000006 6.5% 0.11205569986997159 Farmland $25.783999999999999 2.2% 3.8% Commercial $172.09899999999999 0.14519434304029102 0.25031052648420021 Consumer $10.632 .9% 1.5% Mortgage Warehouse $102.363 8.6% 0.14888254099385928 REAL ESTATE Commercial Real Estate $247.17500000000001 Construction, Land & Development $52.445999999999998 1-4 Family Residential $77.043000000000006 Farmland $25.783999999999999 COMMERCIAL $172.09899999999999 CONSUMER $10.632 MORTGAGE WAREHOUSE $102.363 FACTORED RECEIVABLES $201.803 EQUIPMENT FINANCE $143.483 HEALTHCARE ASSET $66.831999999999994 BASED LENDING ASSET BASED LENDING $85.641000000000005 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs (000's) Net Chargeoffs (NCOs) 91 6 1,456 140 -61 125 308.65942000000001 287.60610999999989 202 365 83 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets (000's) Non-performing Assets (NPAs) 15.756 14.305999999999999 13.907999999999999 26.175000000000001 24.117999999999999 25.59 27.582776999999997 25.100643000000002 23.790315620000001 19.272653999999999 17.744960858573311 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42185YTD 42094YTD 42004YTD 41912YTD 41820YTD 41729YTD 41639YTD 42277 42185 42094 42004 41912 41820 41729 41639 42185 42094 42004 41912 41820 41729 41639 QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, June 30, March, 31, December 31, September 30, June 30, March 31, December 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2015 2015 2014 2014 2014 2014 2013 Interest income: InterestFeesLoans Loans, including fees $15,716 $17,158 $13,239 $14,138 $13,706 $13,860 $14,376 $12,906 $14,234 $13,239 $56,080 $41,942 $28,236 $14,376 $23,262 4406999 Factored receivables, including fees 8,829 8,654 7,509 8,367 7,681 6,838 5,272 5,205 16,163 7,509 28,158 19,791 12,110 5,272 17,938 4209999 Taxable securities 649 659 678 644 666 663 657 618 1,337 678 2,630 1,986 1,319 657 1,225 4208999 Tax exempt securities 17 16 12 14 15 15 16 39 28 12 60 46 31 16 39 4109999 Cash deposits 92 110 141 117 50 77 58 74 251 141 302 185 135 58 166 4999999 Total interest income 25,303 26,597 21,579 23,280 22,118 21,453 20,379 18,842 32,013 21,579 87,230 63,950 41,831 20,379 42,630 Interest expense: 5109999 Deposits 1,764 1,667 1,570 1,498 1,289 1,141 1,108 1,103 3,237 1,570 5,036 3,538 2,249 1,108 3,560 5201699 Senior secured note 0 0 0 173 134 137 140 123 0 0 584 411 276 140 123 5201999 Junior subordinated debentures 283 278 272 276 276 272 271 247 550 272 1,095 819 543 271 247 Other borrowings 25 7 12 4 24 22 5 11 19 12 55 51 28 5 3 5709999 Total interest expense 2,072 1,952 1,854 1,951 1,723 1,572 1,524 1,484 3,806 1,854 6,770 4,819 3,096 1,524 3,947 5799999 Net interest income 23,231 24,645 19,725 21,329 20,395 19,881 18,855 17,358 28,207 19,725 80,460 59,131 38,735 18,855 38,683 5809999 Provision for loan losses 165 2,541 645 1,811 1,375 1,747 925 1,057 3,186 645 5,858 4,047 2,672 925 3,412 5999999 Net interest income after provision for loan losses 23,066 22,104 19,080 19,518 19,020 18,134 17,930 16,301 25,021 19,080 74,602 55,084 36,063 17,930 35,271 Non-interest income: 6109999 Service charges on deposits 710 666 612 647 811 813 738 703 1,278 612 3,009 2,363 1,552 738 703 6112999 Card income 574 578 523 516 544 548 490 405 1,101 523 2,098 1,582 1,037 490 405 6206999 Net OREO gains/(losses) and valuation adjustments -58 52 26 -,242 -11 -,252 -77 86 78 26 -,582 -,340 -,329 -77 154 6201000 Net gains on sale of securities 15 242 0 61.62196999999999 9.5398499999999995 0 16.29447 0 242.32840999999999 0 88.456289999999996 25.834319999999998 16.29447 16.29447 -0.58610000000000007 6207999 Net gains on sale of loans 363 491 542 437 484 319 255 494 1,033 542 1,495 1,058 575 255 846 6308999 Fee income 542 502 422 553 448 421 398 355 924 422 1,820 1,267 819 398 1,189 6202999 Gain on branch sale 0 0 0 0 12,619 0 0 0 0 0 12,619 12,619 0 0 0 6306999 Bargain purchase gain 1,708 0 12,509 0 0 0 0 9,014 12,509 12,509 0 0 0 0 9,014 6301999 Asset management fees 1,744 1,274 958 486 374 129 0 0 2,232 958 989 503 129 0 0 Other 700 964 1,067 1,262.3780299999999 525.46014999999898 655 788.70552999999995 465 2,030.6715899999981 1,067 3,230.5437099999981 1,968.1656799999982 1,443.7055300000002 788.70552999999995 702.58610000000044 6999999 Total non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 11,522 21,428 16,659 24,767 21,046 5,243 2,609 13,013 Non-interest expense: 7199999 Salaries and employee benefits 12,416 12,042 13,269 12,752 11,032 9,471 8,876 8,322 25,311 13,269 42,131 29,379 18,347 8,876 20,737 7299999 Occupancy, furniture and equipment 1,575 1,555 1,572 1,429 1,319 1,336 1,390 1,119 3,127 1,572 5,474 4,044 2,725 1,390 2,465 7401999 FDIC insurance and other regulatory assessments 252 271 263 221 280 280 261 283 534 263 1,042 821 541 261 499 7403999 Professional fees 1,344 852 1,327 1,146 1,043 793 592 1,455 2,179 1,327 3,574 2,428 1,385 592 2,460 7801999 Amortization of intangible assets 1,179 895 764 727 746 724 726 620 1,659 764 2,923 2,196 1,451 726 620 7701999 Advertising and promotion 618 526 543 366 1,102 683 443 222 1,069 543 2,594 2,228 1,126 443 682 7602999 Communications and technology 951 927 886 961 954 945 888 754 1,813 886 3,748 2,787 1,834 888 1,412 Other 2,210 2,567 2,159 2,083 1,985 1,928 1,720 1,882 4,726 2,159 7,716 5,634 3,647 1,720 3,616 7899999 Total non-interest expense 20,545 19,635 20,783 19,685 18,461 16,160 14,896 14,657 40,418 20,783 69,202 49,517 31,056 14,896 32,724 7909999 Net income before income tax 8,819 7,238 14,956 3,554 16,363 4,607 5,643 13,166 6,031 14,956 30,167 26,613 10,250 5,643 48,284 7919999 Income tax expense 2,891 2,586 912 747 6,089 1,626 1,916 1,449 3,498 912 10,378 9,631 3,541 1,916 2,133 7999999 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,981 $3,727 $11,717 $2,533 $14,044 $19,789 $16,982 $6,709 $3,727 $13,427 9999991 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 -,696 -,579 -,399 -,387 -,192 -2,840 -2,054 -1,275 -,579 -1,588 9999992 Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,318 $2,146 $13,852 $16,949 $14,928 $5,434 $3,148 $11,839 365 365 92 92 91 90 92 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42004 41912 41820 41729 41639 AvgAssets 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 1,164,757.71273 5799999 #REF! #REF! #REF! #REF! #REF! 6999999 #REF! #REF! #REF! #REF! #REF! 5809999 #REF! #REF! #REF! #REF! #REF! 7899999 #REF! #REF! #REF! #REF! #REF! 7919999 #REF! #REF! #REF! #REF! #REF! 7999999 #REF! #REF! #REF! #REF! #REF! Return on average assets 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 3.991108388855516E-2 Efficiency ratio * 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q1 2014 Net interest margin #REF! #REF! #REF! #REF! #REF! Noninterest income #REF! #REF! #REF! #REF! #REF! Noninterest expense #REF! #REF! #REF! #REF! #REF! Net noninterest expense #REF! #REF! #REF! #REF! #REF! Pretax preprovision ROA #REF! #REF! #REF! #REF! #REF! Provision for loan & lease losses #REF! #REF! #REF! #REF! #REF! Pretax ROA #REF! #REF! #REF! #REF! #REF! Tax expense #REF! #REF! #REF! #REF! #REF! Return on average assets #REF! #REF! #REF! #REF! #REF! Efficiency ratio* 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Check ROA #REF! #REF! #REF! #REF! #REF! Nonperforming Assets Dec 31, Sep 30, Jun 30, Mar 31, Dec 31, (Dollars in thousands) 2014 2014 2014 2014 2013 Commercial real estate $1,995 $2,229.4071900000004 $259.05792357757764 $268.53541083089431 $276 Construction, land development, land 0 11.6 0 0 0 1-4 family residential properties 638 879.05610999999999 473.97733266666671 477.16052266666668 454 Farmland 0 0 0 0 0 Commercial 7,188 6,860.8523999999998 6,251.2413180933563 5,224.3902780933568 5,438 Factored receivables 651 812.6 133 58 89 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 Purchase credit impaired 6,206 6,770.1842999999981 7,369.7234256623988 4,514.9137884090824 6,135 Total nonperforming loans 16,678 17,563.699999999997 14,487 10,543 12,392 OREO acquired through foreclosure, net 8,423 10,019.4 11,103 13,575 13,783 Total nonperforming assets $25,101 $27,583.1 $25,590 $24,118 $26,175 Nonperforming assets to total assets 1.7336165945391179E-2 2.0465067465599444E-2 1.8200000000000001E-2 1.8599999999999998E-2 2.0299999999999999E-2 Nonperforming loans to total loans held for investment 1.6580834852735617E-2 1.7974924754819939E-2 1.54E-2 1.32E-2 1.4067303282522125E-2 Total past due loans to total loans held for investment 2.5674809469935715E-2 2.6055249048497705E-2 2.8199999999999999E-2 2.9899999999999999E-2 2.7816449016242334E-2 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 42277 42185 42094 42004 41912 41820 41729 365 365 365 365 365 365 365 92 91 90 92 92 91 90 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Manual Adj Dilutive effect of preferred stock 0 0 0 0 0 0 192 Manual Adj Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 6306999 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Manual Adj Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Manual Adj Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Diluted_Shrs Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Manual Adj Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16149825243375751 $0.2305633808643695 $0.31674073405328945 AvgCmnEqty Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Manual Adj Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity ,250,891 N/A ,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A AvgAssets Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets 1,563,989.7617899999 N/A 1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 7.3918758101229869E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 AvgTangEq Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 6306999 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Manual Adj Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 243 0 0 0 0 Manual Adj Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 AvgAssets Average total assets $1,565,697.7617899999 $1,511,045.2271500002 $1,449,791 $1,427,474.7515699998 $1,354,206.5291800001 $1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% DisAcrLYLD Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% DisAcrLNIM Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 3100799 3100899 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Shares outstanding end of period Common shares outstanding 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16148593101374989 $0.2305633808643695 $0.31674073405328945 Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity $,250,891 N/A $,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets $1,563,989.7617899999 N/A $1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 6.853469074332541E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, 3340 (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 0 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 243 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 Average total assets 1,565,697.7617899999 1,511,045.2271500002 1,449,791 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, #REF! (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 #REF! Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Common shares outstanding at end of period 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Yield on loans GAAP / Reported 0.12239999999999999 0.1229 0.12859999999999999 9.3799999999999994E-2 9.1749358297483319E-2 8.8303024444554082E-2 8.6561402229709025E-2 8.9767420092723954E-2 8.4957323547613289E-2 9.4944990035923063E-2 8.3393056676373922E-2 Adjusted yield on loans Adjusted 0.11169999999999999 0.11559999999999999 0.12479999999999999 7.6899999999999996E-2 7.7317465081969475E-2 7.7452772832623876E-2 8.0323701620639953E-2 8.2905499529188922E-2 8.0397688995995198E-2 8.9601558838512063E-2 7.959529152802923E-2 SNL U.S. Bank $1B-$5B 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net interest margin GAAP / Reported 8.7499999999999994E-2 9.0399999999999994E-2 9.06E-2 6.6799999999999998E-2 6.8500000000000005E-2 6.5847248715805218E-2 6.6862529147636018E-2 6.5799999999999997E-2 6.1100000000000002E-2 7.1999999999999995E-2 6.453943023929222E-2 Adjusted Net interest margin Adjusted* 7.9200000000000007E-2 8.4599999999999995E-2 8.7599999999999997E-2 5.4300000000000001E-2 5.7333693858374217E-2 5.7421265334969537E-2 6.1879312301024919E-2 6.0518137873070678E-2 5.7604540171474206E-2 6.7780562435600544E-2 6.1436271756382291E-2 SNL U.S. Bank $1B-$5B** 3.7699999999999997E-2 3.7999999999999999E-2 3.8300000000000001E-2 3.85E-2 3.7400000000000003E-2 3.7199999999999997E-2 3.7400000000000003E-2 3.7400000000000003E-2 3.6999999999999998E-2 3.6600000000000001E-2 3.61E-2 SNL Industry Trends and statistics https://www.snl.com/interactivex/indstats.aspx?Defaults=5&IndStatsMC=34372&State=0&IndStatsEnergy=578&IndStatsGaming=33190&ReitIndustry=0&SpecLendIndustry=0&InsuranceType=-1&FocusIndustry=0&SecInvIndustry=0&KeyPortfolioFilter=0&IndStatsMetalsAndMining=578&FinTechIndustry=0&IndStatsCoal=578&InsuranceIndustry=0&SpecLendType=0&IndStatsSecInv=578&IndStatsEuroBanking=577&GeographyGlobalRegion=0&IndStatsNaturalGas=578&IndStatsInvComp=578&submit=Apply&SecInvType=0&IndStatsBanking=2619&EnergyIndustry=0&IndStatsSpecLender=578&Form_Name=UserInputs&Refreshed=1&InvCoIndustry=0&ReitType=-1&BankIndustry=1&FinPerfMarketCap=0&FinPerfAssets=0&IndStatsAsiaBanking=577&InvCoType=0&IndStatsInsurance=578&IndStatsIntlREIT=577&IndStatsHomeBuilder=6942&IndStatsLatinAmericaBanking=577&IndStatsREIT=9091 1Q13Rate 2Q13Rate 3Q13Rate 4Q13Rate 1Q14Rate 2Q14Rate 3Q14Rate 4Q14Rate 1Q15Rate 2Q15Rate 3Q15Rate 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 CID 1.4567505892738081E-2 1.3581513959858292E-2 1.3493082739333025E-2 5.4685335335321718E-3 5.0529505930945774E-3 4.9723382763107943E-3 5.6235418025325995E-3 6.0661803781625586E-3 6.4000000000000003E-3 6.54517963379995E-3 6.8796934733585564E-3 COD 1.3885780781452804E-2 1.321966735986289E-2 1.2723474935752302E-2 4.6719332532512347E-3 4.3476729152817882E-3 4.198981848319152E-3 4.7710329749966873E-3 5.1946634995848609E-3 5.4999999999999997E-3 5.6097701311609068E-3 5.8852630913512095E-3 CTF 1.373441322797345E-2 1.3068238413322037E-2 1.2408922593904649E-2 5.8716766893925267E-3 5.6330084733198548E-3 5.3177644688143901E-3 5.8729585528498511E-3 6.4875091454054106E-3 6.3E-3 6.2941260201030058E-3 6.4046469275360288E-3 42277 42185 42094 42004 41912 41820 41729 41639 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 ASSETS 1109999 Total cash and cash equivalents $,115,783 $99,714 $,178,442 $,160,888 $75,625 $85,716 $,106,951 $85,797 1208999 Securities - available for sale ,156,820 ,158,693 ,161,360 ,162,024 ,165,489 ,168,694 ,165,276 ,184,654 1205999 Securities - held to maturity 747 746 746 745 745 744 744 743 1405999 Loans held for sale 2,174 4,096 3,401 3,288 7,295 4,088 4,902 5,393 1406999 Loans held for investment 1,185,301 1,152,679 1,011,446 1,005,878 ,977,139 ,939,517 ,800,667 ,881,099 1407999 Allowance for loan and lease losses ,-11,544 ,-11,462 -9,286 -8,843 -7,320 -6,253 -4,631 -3,645 1408999 Loans, net 1,173,757 1,141,217 1,002,160 ,997,035 ,969,819 ,933,264 ,796,036 ,877,454 1510999 Branch assets held for sale 0 0 0 0 0 80,331 88,692 0 1800999 FHLB and FRB stock 7,992 5,707 4,466 4,903 5,826 7,976 5,233 5,802 1509999 Premises and equipment, net 21,807 21,677 21,716 21,933 21,744 20,708 20,502 23,344 1609999 Other real estate owned ("OREO"), net 6,201 6,322 6,991 8,423 10,019 11,103 13,575 13,783 1709999 Goodwill and intangible assets, net 28,995 30,174 30,211 29,057 29,783 31,043 27,792 28,518 1802999 Bank-owned life insurance 29,406 29,295 29,193 29,083 28,955 28,829 28,695 28,554 1808999 Deferred tax asset, net 15,838 15,582 14,983 15,956 16,523 20,178 Other assets 21,943 16,036 19,074 14,563 15,975 14,398 38,712 34,197 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 LIABILITIES 2106999 Non-interest bearing deposits $,167,931 $,164,560 $,167,538 $,179,848 $,154,750 $,176,245 $,155,879 $,150,238 2107999 Interest bearing deposits 1,032,105 1,024,699 1,006,141 ,985,381 ,950,874 ,932,009 ,894,433 ,894,616 2199999 Total deposits 1,200,036 1,189,259 1,173,679 1,165,229 1,105,624 1,108,254 1,050,312 1,044,854 2300899 Customer repurchase agreements 15,584 13,011 8,666 9,282 15,644 15,313 17,670 11,330 2301999 Federal Home Loan Bank advances 61,000 19,000 0 3,000 0 70,000 20,750 21,000 2300999 Senior secured note 0 0 0 0 11,630 11,944 12,259 12,573 2303999 Junior subordinated debentures 24,620 24,553 24,487 24,423 24,359 24,296 24,233 24,171 Other liabilities 16,304 25,957 13,234 8,455 14,713 11,341 7,705 13,714 2999999 Total liabilities 1,317,544 1,271,780 1,220,066 1,210,389 1,171,970 1,241,148 1,132,929 1,127,642 EQUITY 3100799 Preferred stock series A 4,550 4,550 4,550 4,550 4,550 4,550 4,550 4,550 3100899 Preferred stock series B 5,196 5,196 5,196 5,196 5,196 5,196 5,196 5,196 3101999 Common stock 181 181 180 180 99 98 98 98 3102999 Additional paid-in-capital ,193,465 ,192,605 ,191,745 ,191,049 ,105,304 ,104,827 ,104,744 ,104,631 3103999 Treasury stock, at cost -,184 -,170 -,161 -,161 -68 -4 0 0 3105999 Retained earnings 59,785 54,053 49,596 35,744 34,014 24,519 22,111 18,992 3106999 Accumulated other comprehensive income 926 1,064 1,571 951 836 841 485 133 3107999 Total stockholders’ equity ,263,919 ,257,479 ,252,677 ,237,509 ,149,931 ,140,027 ,137,184 ,133,600 3108999 Noncontrolling interests 0 0 0 0 25,897 25,897 26,997 26,997 3109999 Total equity ,263,919 ,257,479 ,252,677 ,237,509 ,175,828 ,165,924 ,164,181 ,160,597 3999999 Total liabilities and equity $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 Assets = Liabilities - Shareholders' Equity Audit 0 0 0 0 0 0 0 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 7199999 Salaries and employee benefits 3,754 4,121 4,540 8,322 8,876 9,471 11,032 12,752 13,269 12,042 12,416 7299999 Occupancy, furniture and equipment 427 430 488 1,119 1,390 1,336 1,319 1,429 1,572 1,555 1,575 7403999 Professional fees 114 546 345 1,455 592 793 1,043 1,146 1,327 852 1,344 7701999 Advertising and promotion 183 103 175 222 443 683 1,102 366 543 526 618 7602999 Communications and technology 212 217 230 754 888 945 954 961 886 927 951 Other 657 756 769 2,785 2,707 2,932 3,011 3,031 3,186 3,733 3,641 7899999 Total non-interest expense 5,347 6,173 6,547 14,657 14,896 16,160 18,461 19,685 20,783 19,635 20,545 Efficiency ratio * Efficiency Ratio 0.78290924512298554 0.78582834331337326 0.79703075291622483 0.66753926701570676 0.73847093921857587 Salaries and employee benefits as a % of total expense 0.70207593042827754 0.6675846427992872 0.69344738047960897 0.56778331172818453 0.59586466165413532 0.58607673267326732 0.59758409620280595 0.64780289560579118 0.63845450608670551 0.61329258976317802 0.60433195424677533 7401999 FDIC insurance assessment 72 65 79 283 261 280 280 221 263 271 252 7802999 Carrying costs for OREO 57 96 28 52 132 100 73 68 79 86 68 7801999 Amortization of intangible assets 0 0 0 620 726 724 746 727 764 895 1,179 Salaries and employee benefits $12,416 Occupancy, furniture and equipment $1,575 Professional fees $1,344 Advertising and promotion $618 Communications and technology $951 Other $3,641 Salaries and employee benefits $12,042 Occupancy, furniture and equipment $1,555 Professional fees $852 Advertising and promotion $526 Communications and technology $927 Other $3,733 Loans 41364 41455 41547 41639 41729 41820 41912 42004 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 (Dollars in thousands) Commercial real estate $,108,363.66105 $,101,316.68778999998 $91,712.208810000011 $,331,271 $,268,688 $,264,730 $,261,836 $,249,406 Construction, land development, land 0 4,555.1998400000002 3,862.91723 37,626 39,230 43,040 45,996 42,914 1-4 family residential properties 3,668.3402299999998 3,429.4557800000011 3,138.8316599999989 91,301 79,542 81,187 80,419 78,624 Farmland 777.29686000000004 770.7398199999999 765.30088999999987 20,294 20,114 19,644 20,059 23,246 Commercial 39,198.590480000006 53,972.176519999979 54,314.22990000012 ,255,655 ,234,986 ,328,760 ,340,316 ,363,689 Factored receivables 81,500.28919999997 98,576.595730000001 ,103,469.17259 ,117,370 ,129,531 ,156,272 ,169,112 ,180,910 Consumer 0 0 0 13,878 13,515 13,525 12,527 11,941 Mortgage warehouse 0 6,166.506599999999 8,130.8033199999991 13,513 14,886 32,359 46,874 55,148 Total Loans $,233,507.91753999999 $,268,786.90613999998 $,265,393.25748999999 $,880,908 $,800,492 $,939,517 $,977,139 $1,005,878 (Dollars in thousands) TCF Equipment* TCF Asset Based Lending* THF Asset Based Lending* Factored Receivables Commercial Finance Current Quarter End Date 42277 Prior Quarter End Date 42185 PPQ End Date 42094 PQY End Date 41912 PYE End Date 42004 PQ Month End 6 CQ Month End 9 Quarter a_CQtrNum 3rd CQ Number QTR Text a_CQtrTxt third CQ Text QTR Text a_CQtrTxtCap Third CQ Text Capitalized Year 2015 Month a_CQtr September CQ Month Year Days a_CQtrEnded September 30, 2015 CQ Full Date Quarter a_PQtrNum 2nd PQ Number QTR Text a_PQtrTxt second PQ Text Month a_PQtr June PQ Month Year Days a_PQtrEnded June 30, 2015 PQ Full Date a_CYr 2015 Current Year a_PYr 2014 Prior Year 7999999 a_CQtrNetInc 5.9279999999999999 CQ Net Income 7999999 a_PQtrNetInc 4.6520000000000001 PQ Net Income 9999992 a_CQtrNetIncCom 5.7320000000000002 CQ Net Income to Common Stockholders 9999992 a_PQtrNetIncCom 4.4569999999999999 PQ Net Income to Common Stockholders 5799999 a_CNetIntInc 23.231000000000002 CQ Net Interest Income 5799999 a_PNetIntInc 24.645 PQ Net Interest Income 5809999 a_CQProv 0.16500000000000001 CQ Provision Cost of interest bearing deposits a_CQ_CostIntBearDeps 6.8796934733585564E-3 CQ Cost of Interest Bearing Deposits Cost of interest bearing deposits a_PQ_CostIntBearDeps 6.54517963379995E-3 PQ Cost of Interest Bearing Deposits Cost of total funds a_Cost_Of_Total_Funds_CQ 6.4046469275360288E-3 CQ Cost of Total Funds Cost of total funds a_Cost_Of_Total_Funds_PQ 6.2941260201030058E-3 PQ Cost of Total Funds 5809999 a_PQProv 2.5409999999999999 PQ Provision Diluted earnings per share a_CQEPS 0.3189070282330756 CQ Diluted EPS Diluted earnings per share a_PQEPS 0.2502109749029191 PQ Diluted EPS Return on average assets a_CQROA 1.5020682981696912E-2 CQ Return on Average Assets Return on average assets a_PQROA 1.2347404317062754E-2 PQ Return on Average Assets Return on average common equity a_CQROCE 9.00284124502541E-2 CQ Return on Average Common Equity Return on average common equity a_PQROCE 7.2697830172170172E-2 PQ Return on Average Common Equity Tangible common stockholders' equity to tangible assets a_TangibleCommonEquity_to_TangibleAssets 0.14504508825767878 CQ Tangible Common Equity to Tangible Assets Month_Num EOM Mont_ID Month Days YTD_Days Quarter QTR Text Year Net interest margin a_CQNim 6.453943023929222E-2 CQ Net Interest Margin 1 1/31/2015 1/2015 January 31 31 1 1st first 2015 Net interest margin a_PQNim 7.1999999999999995E-2 PQ Net Interest Margin 2 2/28/2015 2/2015 February 28 59 1 1st first 2015 a_CQ_NIM_Chg 74.605697607077744 CQ Net Interest Margin Change from PQ 3 3/31/2015 3/2015 March 31 90 1 1st first 2015 Adjusted Net interest margin a_CQNimAdj 6.1436271756382291E-2 CQ Net Interest Margin - Adjusted 4 4/30/2015 4/2015 April 30 120 2 2nd second 2015 Adjusted Net interest margin a_PQNimAdj 6.7780562435600544E-2 PQ Net Interest Margin - Adjusted 5 5/31/2015 5/2015 May 31 151 2 2nd second 2015 Yield on loans a_CQYld 8.3393056676373922E-2 CQ Yield on Loans 6 6/30/2015 6/2015 June 30 181 2 2nd second 2015 Yield on loans a_PQYld 9.4944990035923063E-2 PQ Yield on Loans 7 7/31/2015 7/2015 July 31 212 3 3rd third 2015 a_CQ_Yield_Chg 114.99999999999996 CQ Yield on Loans Change from PQ 8 8/31/2015 8/2015 August 31 243 3 3rd third 2015 Adjusted yield on loans a_CQYldAdj 7.959529152802923E-2 CQ Yield on Loans - Adjusted 9 9/30/2015 9/2015 September 30 273 3 3rd third 2015 Adjusted yield on loans a_PQYldAdj 8.9601558838512063E-2 PQ Yield on Loans - Adjusted 10 10/31/2015 10/2015 October 31 304 4 4th fourth 2015 1407999 a_CQALLL 11.544 CQ ALLL 11 11/30/2015 11/2015 November 30 334 4 4th fourth 2015 1407999 a_PQALLL 11.462 PQ ALLL 12 12/31/2015 12/2015 December 31 365 4 4th fourth 2015 ALLL to total loans a_CQResRat 9.7392982879454248E-3 CQ Reserve Ratio ALLL to total loans a_PQResRat 9.943791810209086E-3 PQ Reserve Ratio Net charge-offs (000's) a_CQNcos 8.3000000000000004E-2 CQ Net Charge Offs Net charge-offs (000's) a_PQNcos 0.36499999999999999 PQ Net Charge Offs Nonperforming assets to total assets a_CQNpaAsset 1.1220598179390419E-2 CQ NPAs to Total Assets Nonperforming assets to total assets a_PQNpaAsset 1.2602609499110353E-2 PQ NPAs to Total Assets a_CQ_NPAs_to_Assets_Chg 13.820113197199335 CQ NPAs to Total Assets Change from PQ Past due to total loans a_CQ_Past_Due_to_Total_Loans 2.137702619720502E-2 CQ Past Due to Total Loans 6999999 a_CQNonIntInc 6.298 CQ Noninterest Income 6999999 a_PQNonIntInc 4.7690000000000001 PQ Noninterest Income 7899999 a_CQNonIntExp 20.5 CQ Noninterest Expense 7899999 a_PQNonIntExp 19.600000000000001 PQ Noninterest Expense 1406999 a_CQLoan 1.1853009999999999 CQ Total Loans 1406999 a_PQLoan 1.152679 PQ Total Loans 1406999 1.005878 PY Total Loans a_CQ_Loan_Change 32.621999999999929 CQ Total Loans Dollar Change from PQ a_CQ_Loan___Change 2.8% CQ Total Loans Percent Change from PQ a_CY_Loan_Dollar_Change 179.42299999999989 CQ Total Loans Dollar Change from PY a_CY_Loan_Percent_Change 0.1783745146031625 CQ Total Loans Percent Change from PY 2199999 a_CQ_total_Deposits 1.2000360000000001 CQ Total Deposits 2199999 a_PQ_total_Deposits 1.1892590000000001 PQ Total Deposits a_CQ_total_Deposits_Change 10.777000000000037 CQ Total Deposits Dollar Change from PQ a_CQ_total_Deposits___Change .9% CQ Total Deposits Percent Change from PQ 2106999 a_CQ_NIB 0.167931 CQ NonInterest Bearing Deposits a_NIB_Pct_of_TotalDeposits 0.13993830185094447 CQ NonInterest Bearing Deposits as Percent of Total Deposits a_NonTimeDeposits_Pct_of_TotalDeps 0.4705408837734868 Non Time Deposits as Percent of Total Deposits TCF a_CQ_Commercial_Finance 497.75900000000001 CQ Commercial Finance TCF a_PQ_Commercial_Finance 467.65300000000002 PQ Commercial Finance a_CQ_Commercial_Finance_Change 30.105999999999995 CQ Commercial Finance Dollar Change from PQ a_CQ_Commercial_Finance___Change 6.4% CQ Commercial Finance Percent Change from PQ Net interest margin a_CYNim 6.5933731914670113E-2 CY Net Interest Margin 2Q15 2Q15 2Q15 1Q15 1Q15 1Q15 2Q15Balance 2Q15 2Q15Rate 1Q15Balance 1Q15 1Q15Rate September 30, 2015 June 30, 2015 Average Average Average Average (Dollars in thousands) Balance Interest Rate Balance Interest Rate Interest earning assets: Interest earning cash balances $96,566 $92 3.7797982726839674E-3 $,119,969 $110 3.6776899966557293E-3 $0 Hard Code Taxable securities ,154,254 598 1.5380476357177124E-2 ,153,073 609 1.5957695398223774E-2 0 Tax exempt securities 2,554 17 2.6407851281876678E-2 3,643 16 1.7616202079556456E-2 0 FHLB and FRB stock 6,959 51 2.9075579324865517E-2 5,288 50 3.792538777410185E-2 Loans 1,167,670 24,545 8.3396524330690516E-2 1,090,472 25,812 9.4942051104153394E-2 0 Total interest earning assets $1,428,003 $25,303 7.0298803415618213E-2 $1,372,445 $26,597 7.7730090987452843E-2 Non-interest earning assets: Other assets ,137,695 ,138,600 Total assets $1,565,698 $1,511,045 Interest bearing liabilities: Deposits: Interest bearing demand $,211,823 $32 5.9935191994793025E-4 $,239,033 $36 6.040822999150928E-4 Individual retirement accounts 57,227 177 1.2270925627231293E-2 55,778 168 1.2080859009755709E-2 Hard Code Money market ,116,375 66 2.2500350254518282E-3 ,116,517 66 2.2719884199324967E-3 Hard Code Savings 72,617 9 4.9171022954859662E-4 74,088 9 4.8724356304531225E-4 Certificates of deposit ,509,224 1,354 1.054908611158735E-2 ,485,533 1,263 1.0433645335907385E-2 Brokered deposits 50,002 126 9.9974261899089256E-3 50,002 125 1.0027071444614743E-2 Total deposits 1,017,268 1,764 6.8796799475355228E-3 1,020,951 1,667 6.5491083130519304E-3 0 Junior subordinated debentures 24,580 283 4.5678264407259347E-2 24,513 278 4.5488310082606981E-2 0 Short-term borrowings 69,778 25 1.4214334404639806E-3 28,862 7 9.7279894244761559E-4 0 Total interest bearing liabilities $1,111,626 $2,072 7.3949644778088094E-3 $1,074,326 $1,952 7.2877790814432014E-3 Non-interest bearing liabilities and equity: Non-interest bearing demand deposits ,171,887 ,170,240 Other liabilities 19,841 10,825 Total equity ,262,344 ,255,654 Total liabilities and equity $1,565,698 $1,511,045 Net interest income $23,231 $24,645 Interest spread 6.2903838937809403E-2 7.0442311906009636E-2 Net interest margin 6.4542208518682628E-2 7.202534467743639E-2 42277 42185 42094 42004 41912 41820 41729 41639 As of and For the Three Months Ended Key Metrics September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Performance ratios - annualized Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average tangible common equity (ROATCE) Return on average tangible common equity (ROATCE) (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.4999999999999997E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Net interest margin Net interest margin 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality(2) Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Per Share Amounts Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Net noninterest expense to average assets Unadjusted Net noninterest expense to average assets (1) 3.6104231415205072E-2 3.9462048685496381E-2 1.1534553084965307E-2 4.4371011654619083E-2 7.78224729002692E-3 3.9911035828657786E-2 3.9204150615991543E-2 3.5266000745935028E-2 42277 42185 42094 42004 41912 41820 41729 41639 41547 41455 41364 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, September 30, June 30, March 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2013 2013 2013 Noninterest bearing demand Non-interest bearing demand $,167,931 $,164,560 $,167,538 $,179,847.54459000003 $,154,749.83000999998 $,176,245 $,155,879 $,150,238 $17,986 $14,427 $12,048 Interest-bearing demand Interest bearing demand ,206,603 ,228,909 ,231,718 ,236,525 ,209,491.49296 ,248,992 ,209,170 ,199,826 0 0 0 Individual Retirement Accounts Individual retirement accounts 58,619 56,285 55,773 55,034 54,378 53,856 54,709 54,512 30,647 29,974 27,959 Money Market Money market ,117,888 ,116,019 ,120,001 ,117,514.46862 ,125,371 ,138,204 ,142,522 ,157,406 19,869 20,368 20,192 Savings Savings 72,244 73,016 74,236 70,407 72,012 73,207 73,011 69,336 0 0 0 Certificates of deposit Certificates of deposit ,526,732 ,500,451 ,474,413 ,455,901 ,439,603 ,367,731 ,356,844 ,354,940 ,215,221 ,197,218 ,163,185 Other brokered funds Brokered deposits 50,019 50,019 50,000 50,000 50,019 50,019 58,177 58,596 0 0 0 Total deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229.1321 $1,105,624.3229700001 $1,108,254 $1,050,312 $1,044,854 $,283,723 $,261,987 $,223,384 ,635,370 ,606,755 ,580,186 ,560,935 ,544,000 ,471,606 ,469,730 ,468,048 ,245,868 ,227,192 ,191,144 0.5294591162265132 0.51019584463939305 0.49433107348772537 0.48139463885706313 0.49202969643311734 0.42553963261129668 0.44722901385493075 0.44795540812400586 0.86657761267151412 0.86718806658345648 0.85567453353865985 $,564,666 $,582,504 $,593,493 $,604,294.1321 $,561,624.32296999998 $,636,648 $,580,582 $,576,806 $37,855 $34,795 $32,240 0.4705408837734868 0.4898041553606069 0.50566892651227469 0.51860536114293687 0.50797030356688255 0.57446036738870332 0.55277098614506925 0.5520445918759942 0.13342238732848588 0.13281193341654357 0.14432546646134012 Noninterest bearing demand/Total Deposits 0.13993830185094447 0.13837187694186043 0.14274601488141136 0.15434523389917304 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 6109999 Service charges on deposits 0 0 0 703 738 813 811 647 612 666 710 6112999 Card income 0 0 0 405 490 548 544 516 523 578 574 6308999 Fee income 231 279 324 355 398 421 448 553 422 502 542 6301999 Asset management fees 0 0 0 0 0 129 374 486 958 1,274 1,744 Other 214 50 393 1,045 983 722 1,008 1,519 1,635 1,749 #REF! 6999999 Total non-interest income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 #REF! 5799999 Net Interest income 6,054 7,143 8,128 17,358 18,855 19,881 20,395 21,329 19,725 24,645 #REF! 6999999 Non-interest Income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 #REF! Total Revenue 6,499 7,472 8,845 19,866 21,464 22,514 23,580 25,050 23,875 29,414 #REF! Non-interest income as a % of total revenue 6.8% 4.4% 8.1% 0.12624584717607973 0.121552366753634 0.11694945367326996 0.13507209499575912 0.14854291417165669 0.17382198952879582 0.16213367784048413 #REF! 6206999 Net realized gains/(losses) & valuation adjustments on OREO 77 -96 87 86 -77 -,252 -11 -,242 26 52 -58 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6202999 Gain on branch sale 0 0 0 0 0 0 0 0 0 0 0 Q2 2014 Q3 2014 Q4 2014 Q1 2015* Q2 2015 Assets under management 400 1,016 1,079 1,700 1,700 Asset management fees 129 374 486 958 1,744 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 3Q15Rate 2Q15Rate 1Q15Rate 4Q14Rate 3Q14Rate 2Q14Rate 1Q14Rate 4Q13Rate 42277 42185 42094 42004 41912 41820 41729 41639 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Financial Highlights (Dollars in thousands): 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 1406999 Loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,878 $,977,139 $,939,517 ,800,667 ,881,099 2199999 Deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229 $1,105,624 $1,108,254 1,050,312 1,044,854 Net income available to common stockholders Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,839 Performance Ratios - Annualized: Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average common equity Return on average common equity (1) 9.00284124502541E-2 7.2697830172170172E-2 0.23950696235661378 4.3030320636307295E-2 0.26844139125477523 7.0491627172676583E-2 0.10095195420779574 0.11975036413659168 Return on average tangible common equity (ROATCE) Return on average tangible common equity (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Return on average total equity Return on average total equity 8.9644958032670377E-2 7.297961316737285E-2 0.23314715809012018 5.0226866463435771E-2 0.23163770107758885 7.176855796790331E-2 9.2610157663933046E-2 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Adjusted yield on loans Adjusted yield on loans (1) 7.959529152802923E-2 8.9601558838512063E-2 8.0397688995995198E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 0 Cost of interest bearing deposits Cost of interest bearing deposits 6.8796934733585564E-3 6.54517963379995E-3 6.3951498415804036E-3 6.0661803781625586E-3 5.6235418025325995E-3 4.9723382763107943E-3 4.9529505930945772E-3 5.4685335335321718E-3 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.5055583032907881E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Cost of total funds Cost of total funds 6.4046469275360288E-3 6.2941260201030058E-3 6.2858117383082562E-3 6.4875091454054106E-3 5.8729585528498511E-3 5.3177644688143901E-3 5.6330084733198548E-3 5.8716766893925267E-3 Net interest margin Net interest margin (1) 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Adjusted Net interest margin Adjusted net interest margin (1) 6.1436271756382291E-2 6.7780562435600544E-2 5.7604540171474206E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 1E-4 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality:(2) Past due to total loans Past due to total loans 2.137702619720502E-2 2.3286123022975173E-2 2.910264816369169E-2 2.5674809469935715E-2 2.6055249048497705E-2 2.8153827977567197E-2 2.9871344766301097E-2 2.781185769136045E-2 Nonperforming loans to total loans Non-performing loans to total loans 9.7392982879454248E-3 1.1234697604450155E-2 1.660889459249431E-2 1.6580834852735617E-2 1.7974533817604249E-2 1.5419625190390382E-2 1.3167771370619745E-2 1.4064253846616555E-2 Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to nonperforming loans ALLL to non-performing loans 1 0.88509652509652514 0.55277099827370679 0.53021000885162317 0.41677062208936683 0.43162835645751363 0.43924879066679312 0.29414138153647512 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital:(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Total equity to total assets Total equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.13045548662278719 0.1179212021529205 0.12657403141028015 0.1246637252258694 Total stockholders' equity to total assets Total stockholders' equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.11124118263514976 9.9516319157493802E-2 0.10576084231780417 0.10370720944357266 Tangible common stockholders' equity to tangible assets Tangible common stockholders' equity to tangible assets 0.14504508825767878 0.14512847387061648 0.14746313984770282 0.14004819764973347 8.3763721184769643E-2 7.211941675800243E-2 7.8503422152235103E-2 7.5679908200133011E-2 Per Share Amounts: Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Shares outstanding end of period Shares outstanding end of period 18,040,072 18,041,072 17,963,782.93 17,963,782.93 9,886,778 9,845,819 9,846,096 9,832,585 From Bloomberg Terminal: TBK Equity BKX Index CBNK Index Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price 42004 100 100 100 42004 1 1 1 42006 99.631 99.717200000000005 99.101799999999997 42006 0.99631000000000003 0.99717200000000006 0.99101799999999995 42009 99.483400000000003 96.781599999999997 96.858900000000006 42009 0.994834 0.96781600000000001 0.96858900000000003 42010 99.631 94.209500000000006 94.656899999999993 42010 0.99631000000000003 0.94209500000000002 0.94656899999999988 42011 98.745400000000004 95.017499999999998 95.339299999999994 42011 0.98745400000000005 0.95017499999999999 0.95339299999999993 42012 95.793400000000005 96.687299999999993 96.814800000000005 42012 0.95793400000000006 0.96687299999999998 0.96814800000000001 42013 95.2029 94.505799999999994 94.624700000000004 42013 0.95202900000000001 0.94505799999999995 0.94624700000000006 42016 95.572000000000003 93.522800000000004 93.753600000000006 42016 0.95572000000000001 0.93522800000000006 0.93753600000000004 42017 98.966800000000006 92.876400000000004 93.677599999999998 42017 0.9896680000000001 0.92876400000000003 0.93677599999999994 42018 100.369 91.045000000000002 92.442099999999996 42018 1.00369 0.91044999999999998 0.92442099999999994 42019 99.483400000000003 89.415599999999998 91.393600000000006 42019 0.994834 0.89415599999999995 0.91393600000000008 42020 101.1808 90.694900000000004 92.894800000000004 42020 1.011808 0.90694900000000001 0.928948 42024 97.786000000000001 90.008099999999999 92.057699999999997 42024 0.97786000000000006 0.90008100000000002 0.92057699999999998 42025 96.014799999999994 90.533299999999997 91.622 42025 0.96014799999999989 0.90533299999999994 0.91622000000000003 42026 97.417000000000002 93.792100000000005 94.703800000000001 42026 0.97416999999999998 0.937921 0.94703800000000005 42027 97.638400000000004 92.4589 93.790700000000001 42027 0.97638400000000003 0.92458899999999999 0.93790700000000005 42030 95.7196 93.24 94.498599999999996 42030 0.95719600000000005 0.9323999999999999 0.94498599999999999 42031 97.564599999999999 92.041499999999999 93.440100000000001 42031 0.97564600000000001 0.92041499999999998 0.93440100000000004 42032 95.3506 89.792599999999993 91.225800000000007 42032 0.95350599999999996 0.89792599999999989 0.91225800000000001 42033 96.383799999999994 91.166200000000003 92.512600000000006 42033 0.96383799999999997 0.91166200000000008 0.92512600000000011 42034 95.941000000000003 89.873400000000004 91.145099999999999 42034 0.95940999999999999 0.89873400000000003 0.91145100000000001 42037 95.7196 91.8125 93.389899999999997 42037 0.95719600000000005 0.91812499999999997 0.93389899999999992 42038 96.974199999999996 93.6036 95.110799999999998 42038 0.96974199999999999 0.93603599999999998 0.95110799999999995 42039 94.8339 93.091800000000006 94.530500000000004 42039 0.94833900000000004 0.93091800000000002 0.94530500000000006 42040 94.0959 94.344200000000001 96.232500000000002 42040 0.94095899999999999 0.943442 0.96232499999999999 42041 93.284099999999995 96.054400000000001 97.435400000000001 42041 0.93284099999999992 0.96054400000000006 0.97435400000000005 42044 89.077500000000001 95.435000000000002 96.289500000000004 42044 0.89077499999999998 0.95435000000000003 0.96289500000000006 42045 89.298900000000003 96.081299999999999 96.707599999999999 42045 0.89298900000000003 0.96081300000000003 0.96707600000000005 42046 91.143900000000002 95.717799999999997 96.164000000000001 42046 0.911439 0.95717799999999997 0.96164000000000005 42047 93.136499999999998 97.616500000000002 97.796999999999997 42047 0.931365 0.97616500000000006 0.97797000000000001 42048 96.162400000000005 97.683800000000005 98.111199999999997 42048 0.96162400000000003 0.9768380000000001 0.98111199999999998 42052 95.941000000000003 98.168599999999998 98.608900000000006 42052 0.95940999999999999 0.98168599999999995 0.9860890000000001 42053 95.129199999999997 96.795000000000002 97.297300000000007 42053 0.95129200000000003 0.96794999999999998 0.97297300000000009 42054 96.679000000000002 96.633499999999998 97.171499999999995 42054 0.96679000000000004 0.96633499999999994 0.971715 42055 95.793400000000005 97.535700000000006 97.670199999999994 42055 0.95793400000000006 0.97535700000000003 0.97670199999999996 42058 95.7196 97.091300000000004 97.437899999999999 42058 0.95719600000000005 0.97091300000000003 0.974379 42059 95.129199999999997 98.060900000000004 97.976500000000001 42059 0.95129200000000003 0.98060900000000006 0.979765 42060 94.8339 98.101299999999995 97.826499999999996 42060 0.94833900000000004 0.98101299999999991 0.97826499999999994 42061 94.8339 97.805000000000007 98.149500000000003 42061 0.94833900000000004 0.97805000000000009 0.98149500000000001 42062 93.431700000000006 97.347200000000001 97.707499999999996 42062 0.93431700000000006 0.973472 0.97707499999999992 42065 94.317300000000003 98.330200000000005 98.446299999999994 42065 0.94317300000000004 0.98330200000000001 0.98446299999999998 42066 95.867199999999997 98.222499999999997 98.065799999999996 42066 0.95867199999999997 0.98222500000000001 0.98065799999999992 42067 95.572000000000003 97.683800000000005 97.589699999999993 42067 0.95572000000000001 0.9768380000000001 0.9758969999999999 42068 96.0886 98.047399999999996 97.997299999999996 42068 0.96088600000000002 0.98047399999999996 0.97997299999999998 42069 95.2029 98.357100000000003 98.4512 42069 0.95202900000000001 0.98357099999999997 0.98451200000000005 42072 95.941000000000003 98.734200000000001 99.1584 42072 0.95940999999999999 0.98734200000000005 0.99158400000000002 42073 95.645799999999994 96.310299999999998 97.485399999999998 42073 0.95645799999999992 0.96310299999999993 0.974854 42074 95.572000000000003 97.185599999999994 98.141800000000003 42074 0.95572000000000001 0.97185599999999994 0.98141800000000001 42075 95.7196 99.649900000000002 100.49420000000001 42075 0.95719600000000005 0.99649900000000002 1.004942 42076 95.941000000000003 98.909199999999998 100.1326 42076 0.95940999999999999 0.98909199999999997 1.0013259999999999 42079 96.236199999999997 99.555599999999998 100.2607 42079 0.96236199999999994 0.995556 1.002607 42080 96.679000000000002 99.771100000000004 100.6194 42080 0.96679000000000004 0.99771100000000001 1.006194 42081 96.752799999999993 99.5017 100.0962 42081 0.96752799999999994 0.99501700000000004 1.0009619999999999 42082 96.236199999999997 98.303299999999993 99.693700000000007 42082 0.96236199999999994 0.98303299999999993 0.99693700000000007 42083 94.612499999999997 99.528700000000001 100.9551 42083 0.94612499999999999 0.99528700000000003 1.0095510000000001 42086 97.269400000000005 98.801500000000004 100.50149999999999 42086 0.97269400000000006 0.98801500000000009 1.005015 42087 97.786000000000001 97.899299999999997 100.262 42087 0.97786000000000006 0.978993 1.0026200000000001 42088 96.0886 96.283299999999997 98.667299999999997 42088 0.96088600000000002 0.96283299999999994 0.98667300000000002 42089 95.3506 96.552599999999998 99.225300000000004 42089 0.95350599999999996 0.965526 0.99225300000000005 42090 96.162400000000005 96.134200000000007 98.996899999999997 42090 0.96162400000000003 0.96134200000000003 0.98996899999999999 42093 96.974199999999996 97.545599999999993 100.42829999999999 42093 0.96974199999999999 0.97545599999999988 1.004283 42094 100.81180000000001 97.177400000000006 100.1534 42094 1.0081180000000001 0.97177400000000003 1.0015340000000001 42095 99.631 96.889099999999999 100.0741 42095 0.99631000000000003 0.96889099999999995 1.0007410000000001 42096 100.5904 97.629300000000001 100.55459999999999 42096 1.0059040000000001 0.97629299999999997 1.0055459999999998 42100 98.597800000000007 97.295299999999997 100.03100000000001 42100 0.98597800000000002 0.97295299999999996 1.00031 42101 99.335800000000006 97.525700000000001 100.1095 42101 0.99335800000000007 0.97525700000000004 1.0010950000000001 42102 99.040599999999998 97.709100000000007 100.1718 42102 0.99040600000000001 0.97709100000000004 1.0017180000000001 42103 99.114400000000003 98.119500000000002 100.0823 42103 0.99114400000000002 0.98119500000000004 1.000823 42104 99.040599999999998 98.009 100.11620000000001 42104 0.99040600000000001 0.98009000000000002 1.0011620000000001 42107 98.671599999999998 98.662099999999995 100.9178 42107 0.98671599999999993 0.98662099999999997 1.0091779999999999 42108 99.262 98.363600000000005 100.3921 42108 0.99262000000000006 0.98363600000000007 1.0039210000000001 42109 98.966800000000006 99.111800000000002 101.49720000000001 42109 0.9896680000000001 0.99111800000000005 1.014972 42110 98.966800000000006 99.240399999999994 101.4238 42110 0.9896680000000001 0.99240399999999995 1.014238 42111 98.893000000000001 97.882099999999994 99.788300000000007 42111 0.98892999999999998 0.97882099999999994 0.99788300000000008 42114 100 98.266199999999998 100.67489999999999 42114 1 0.98266199999999992 1.0067489999999999 42115 99.040599999999998 97.968299999999999 100.92489999999999 42115 0.99040600000000001 0.97968299999999997 1.0092489999999998 42116 97.564599999999999 98.944900000000004 101.3377 42116 0.97564600000000001 0.98944900000000002 1.013377 42117 97.786000000000001 98.697400000000002 101.2188 42117 0.97786000000000006 0.98697400000000002 1.0121880000000001 42118 97.417000000000002 98.005700000000004 100.68859999999999 42118 0.97416999999999998 0.98005700000000007 1.0068859999999999 42121 97.712199999999996 97.747900000000001 100.0492 42121 0.97712199999999994 0.97747899999999999 1.0004919999999999 42122 98.228800000000007 98.680599999999998 101.3798 42122 0.98228800000000005 0.98680599999999996 1.013798 42123 102.50920000000001 99.599000000000004 101.4991 42123 1.0250920000000001 0.99599000000000004 1.014991 42124 99.040599999999998 99.238900000000001 100.25190000000001 42124 0.99040600000000001 0.99238899999999997 1.0025190000000002 42125 97.859800000000007 99.590100000000007 99.841099999999997 42125 0.97859800000000008 0.99590100000000004 0.99841099999999994 42128 96.531400000000005 100.9713 100.80159999999999 42128 0.96531400000000001 1.0097130000000001 1.008016 42129 96.900400000000005 100.4706 100.3135 42129 0.96900400000000009 1.0047060000000001 1.0031350000000001 42130 97.786000000000001 100.0625 100.7561 42130 0.97786000000000006 1.0006250000000001 1.0075609999999999 42131 97.048000000000002 99.922399999999996 100.5057 42131 0.97048000000000001 0.999224 1.0050570000000001 42132 97.638400000000004 101.12009999999999 100.9996 42132 0.97638400000000003 1.011201 1.0099960000000001 42135 99.040599999999998 101.24469999999999 101.5132 42135 0.99040600000000001 1.0124469999999999 1.0151319999999999 42136 97.490799999999993 101.30500000000001 101.7735 42136 0.97490799999999989 1.01305 1.0177350000000001 42137 99.852400000000003 101.839 102.14279999999999 42137 0.99852400000000008 1.0183899999999999 1.021428 42138 98.819199999999995 102.2375 102.717 42138 0.98819199999999996 1.022375 1.0271699999999999 42139 97.048000000000002 101.1692 101.47110000000001 42139 0.97048000000000001 1.011692 1.0147110000000001 42142 97.048000000000002 102.2654 102.9122 42142 0.97048000000000001 1.022654 1.0291220000000001 42143 97.121799999999993 103.5633 103.7788 42143 0.97121799999999991 1.035633 1.0377879999999999 42144 95.645799999999994 102.77719999999999 103.31480000000001 42144 0.95645799999999992 1.0277719999999999 1.033148 42145 94.760099999999994 102.678 103.0945 42145 0.94760099999999992 1.02678 1.030945 42146 95.424400000000006 102.52589999999999 102.66 42146 0.95424400000000009 1.0252589999999999 1.0266 42150 93.062700000000007 101.8051 101.92919999999999 42150 0.93062700000000009 1.018051 1.0192919999999999 42151 92.915099999999995 102.81610000000001 102.97329999999999 42151 0.92915099999999995 1.0281610000000001 1.029733 42152 92.177099999999996 102.65170000000001 102.9957 42152 0.92177100000000001 1.0265170000000001 1.029957 42153 91.734300000000005 101.6841 102.2623 42153 0.91734300000000002 1.0168410000000001 1.0226230000000001 42156 91.143900000000002 101.30249999999999 101.9074 42156 0.911439 1.0130249999999998 1.019074 42157 91.808099999999996 102.2043 103.0565 42157 0.91808099999999992 1.022043 1.030565 42158 93.726900000000001 103.5569 104.40009999999999 42158 0.93726900000000002 1.035569 1.044001 42159 93.726900000000001 102.68429999999999 103.6045 42159 0.93726900000000002 1.026843 1.0360450000000001 42160 93.726900000000001 104.4829 105.3344 42160 0.93726900000000002 1.044829 1.0533440000000001 42163 94.317300000000003 104.09310000000001 105.3869 42163 0.94317300000000004 1.0409310000000001 1.0538689999999999 42164 94.4649 105.003 106.2274 42164 0.94464899999999996 1.05003 1.0622739999999999 42165 95.498199999999997 106.3977 107.6245 42165 0.954982 1.063977 1.0762449999999999 42166 94.4649 106.2711 107.52760000000001 42166 0.94464899999999996 1.062711 1.0752760000000001 42167 94.243499999999997 106.16379999999999 107.4456 42167 0.94243500000000002 1.0616379999999999 1.0744560000000001 42170 97.786000000000001 105.8468 107.2599 42170 0.97786000000000006 1.058468 1.0725990000000001 42171 101.845 106.4285 108.2393 42171 1.0184500000000001 1.0642849999999999 1.0823929999999999 42172 100.738 105.5925 106.70659999999999 42172 1.0073799999999999 1.055925 1.0670659999999998 42173 98.597800000000007 106.1635 107.58969999999999 42173 0.98597800000000002 1.0616349999999999 1.0758969999999999 42174 94.022099999999995 105.2615 107.5337 42174 0.94022099999999997 1.0526150000000001 1.075337 42177 95.867199999999997 106.5652 108.92749999999999 42177 0.95867199999999997 1.065652 1.089275 42178 96.531400000000005 107.28700000000001 109.8197 42178 0.96531400000000001 1.07287 1.0981969999999999 42179 96.236199999999997 106.40860000000001 109.2371 42179 0.96236199999999994 1.0640860000000001 1.092371 42180 97.933599999999998 105.7634 109.512 42180 0.97933599999999998 1.057634 1.0951200000000001 42181 100.07380000000001 106.104 109.8964 42181 1.0007380000000001 1.06104 1.0989640000000001 42184 98.450199999999995 103.4525 107.38209999999999 42184 0.98450199999999999 1.0345249999999999 1.0738209999999999 42185 97.048000000000002 103.9457 107.7329 42185 0.97048000000000001 1.0394570000000001 1.077329 42186 98.376400000000004 105.1163 108.9936 42186 0.98376400000000008 1.0511629999999998 1.089936 42187 97.712199999999996 104.1763 107.5515 42187 0.97712199999999994 1.041763 1.075515 42191 94.8339 103.7567 107.6024 42191 0.94833900000000004 1.0375669999999999 1.0760240000000001 42192 94.760099999999994 102.937 106.38760000000001 42192 0.94760099999999992 1.0293699999999999 1.063876 42193 93.284099999999995 100.9068 105.5886 42193 0.93284099999999992 1.0090680000000001 1.0558860000000001 42194 94.0959 102.0159 106.7363 42194 0.94095899999999999 1.020159 1.0673630000000001 42195 95.867199999999997 103.3796 108.0359 42195 0.95867199999999997 1.0337959999999999 1.0803590000000001 42198 95.867199999999997 104.565 108.84820000000001 42198 0.95867199999999997 1.04565 1.0884819999999999 42199 96.679000000000002 105.09050000000001 109.1341 42199 0.96679000000000004 1.050905 1.0913410000000001 42200 97.638400000000004 106.32940000000001 109.58159999999999 42200 0.97638400000000003 1.063294 1.0958159999999999 42201 98.450199999999995 107.3604 109.8823 42201 0.98450199999999999 1.073604 1.0988230000000001 42202 98.524000000000001 106.65219999999999 109.1409 42202 0.98524 1.066522 1.0914090000000001 42205 96.383799999999994 107.0778 109.62009999999999 42205 0.96383799999999997 1.070778 1.096201 42206 94.907700000000006 107.0703 109.188 42206 0.94907700000000006 1.070703 1.09188 42207 94.391099999999994 108.286 110.34529999999999 42207 0.94391099999999994 1.0828599999999999 1.103453 42208 93.505499999999998 107.3897 108.9024 42208 0.93505499999999997 1.0738970000000001 1.089024 42209 92.398499999999999 105.5856 107.9978 42209 0.92398499999999995 1.0558559999999999 1.0799779999999999 42212 98.302599999999998 104.4666 107.2154 42212 0.98302599999999996 1.0446660000000001 1.0721540000000001 42213 102.6568 104.9336 107.1979 42213 1.0265680000000001 1.049336 1.071979 42214 98.671599999999998 105.78579999999999 107.4425 42214 0.98671599999999993 1.057858 1.074425 42215 101.9926 106.1905 107.8991 42215 1.0199259999999999 1.0619050000000001 1.078991 42216 103.7638 105.4629 107.7518 42216 1.0376380000000001 1.054629 1.077518 42219 105.1661 105.2814 107.83580000000001 42219 1.051661 1.0528140000000001 1.0783580000000001 42220 104.5018 105.5553 108.16030000000001 42220 1.045018 1.055553 1.0816030000000001 42221 104.059 106.10760000000001 109.04 42221 1.0405899999999999 1.0610760000000001 1.0904 42222 103.7638 105.6662 108.3524 42222 1.0376380000000001 1.056662 1.0835239999999999 42223 104.72320000000001 105.331 107.80029999999999 42223 1.0472320000000002 1.05331 1.0780029999999998 42226 105.3137 107.0902 109.28619999999999 42226 1.053137 1.070902 1.092862 42227 106.4945 105.45050000000001 107.988 42227 1.064945 1.054505 1.07988 42228 104.6494 103.7811 106.1237 42228 1.046494 1.037811 1.061237 42229 103.3948 104.3416 106.55800000000001 42229 1.0339480000000001 1.0434159999999999 1.06558 42230 105.46129999999999 105.361 107.967 42230 1.054613 1.0536099999999999 1.0796699999999999 42233 107.0111 105.4391 108.1735 42233 1.070111 1.0543909999999999 1.0817350000000001 42234 105.7565 105.5442 107.99039999999999 42234 1.0575650000000001 1.055442 1.079904 42235 104.428 104.41759999999999 106.77030000000001 42235 1.0442799999999999 1.044176 1.0677030000000001 42236 102.952 101.4209 104.19280000000001 42236 1.02952 1.0142090000000001 1.041928 42237 104.1328 98.289000000000001 103.2311 42237 1.041328 0.98289000000000004 1.032311 42240 103.1734 92.941000000000003 98.603800000000007 42240 1.0317339999999999 0.92941000000000007 0.98603800000000008 42241 104.428 91.337299999999999 97.3 42241 1.0442799999999999 0.91337299999999999 0.97299999999999998 42242 105.5351 95.427899999999994 100.1972 42242 1.0553509999999999 0.95427899999999999 1.0019719999999999 42243 104.94459999999999 98.138300000000001 101.8154 42243 1.0494459999999999 0.98138300000000001 1.018154 42244 104.94459999999999 97.975200000000001 101.9832 42244 1.0494459999999999 0.97975199999999996 1.0198320000000001 42247 106.7897 97.717100000000002 102.7025 42247 1.0678969999999999 0.97717100000000001 1.0270250000000001 42248 105.23990000000001 93.528199999999998 99.182900000000004 42248 1.0523990000000001 0.93528199999999995 0.99182900000000007 42249 107.30629999999999 95.104500000000002 100.5371 42249 1.0730629999999999 0.95104500000000003 1.005371 42250 107.1587 95.943200000000004 101.0766 42250 1.0715870000000001 0.95943200000000006 1.0107660000000001 42251 106.4207 94.263499999999993 100.5269 42251 1.0642069999999999 0.94263499999999989 1.005269 42255 108.3395 96.871300000000005 102.9735 42255 1.0833950000000001 0.96871300000000005 1.0297350000000001 42256 107.7491 95.666200000000003 102.3105 42256 1.077491 0.95666200000000001 1.0231050000000002 42257 110.99630000000001 96.284400000000005 103.1366 42257 1.109963 0.96284400000000003 1.031366 42258 111.4391 96.162899999999993 103.2401 42258 1.1143909999999999 0.96162899999999996 1.0324009999999999 42261 115.941 96.259600000000006 103.5234 42261 1.1594100000000001 0.96259600000000001 1.035234 42262 120 97.783299999999997 104.69029999999999 42262 1.2 0.97783299999999995 1.0469029999999999 42263 120.8856 98.135300000000001 104.8801 42263 1.2088559999999999 0.98135300000000003 1.0488010000000001 42264 118.8192 95.883600000000001 102.9414 42264 1.1881919999999999 0.95883600000000002 1.0294140000000001 42265 122.583 93.564499999999995 101.16970000000001 42265 1.22583 0.93564499999999995 1.0116970000000001 42268 122.3616 94.703500000000005 102.4931 42268 1.223616 0.94703500000000007 1.024931 42269 123.83759999999999 93.487899999999996 101.7002 42269 1.2383759999999999 0.93487900000000002 1.017002 42270 122.87820000000001 93.570099999999996 102.3819 42270 1.228782 0.935701 1.023819 42271 123.1734 93.056600000000003 103.02379999999999 42271 1.2317340000000001 0.930566 1.030238 42272 122.50920000000001 94.913799999999995 103.55410000000001 42272 1.2250920000000001 0.94913799999999993 1.035541 42275 122.87820000000001 92.403000000000006 102.2034 42275 1.228782 0.92403000000000002 1.0220340000000001 42276 122.14019999999999 92.697900000000004 102.2675 42276 1.2214019999999999 0.926979 1.022675 42277 123.98520000000001 94.016000000000005 103.52760000000001 42277 1.239852 0.94016000000000011 1.0352760000000001 42277 42185 42094 42004 41912 41820 41729 41639 Loans September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 Commercial real estate $,247,175 $,234,090 $,236,659 $,249,164 $,261,836 $,265,129 $,268,863 $,331,462 $13,085 Construction, land development, land 52,446 46,743 52,203 42,914 45,996 43,040 39,230 37,626 $5,703 1-4 family residential properties 77,043 75,588 73,605 78,738 80,419 81,187 79,542 91,301 $1,455 Farmland 25,784 25,701 24,805 22,496 20,059 19,644 20,114 20,294 $83 Commercial ,468,055 ,454,161 ,371,614 ,364,566.5 ,340,316 ,328,361 ,234,986 ,255,655 $13,894 Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 Consumer 10,632 10,993 11,201 11,941 12,527 13,525 13,515 13,878 $-,361 Mortgage warehouse ,102,363 ,105,687 69,907 55,148 46,874 32,359 14,886 13,513 $-3,324 -3.1% Total loans $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 $32,622 2.8% $,179,423.5 0.17837510034770634 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 equip Equipment* $,143,483 $,138,018 $,118,273 $,106,354 $94,459.5 $71,198 $58,737.422149999991 $48,978.417549999998 $5,465 3.9596284542595894 Asset based lending (General)* 85,641 64,836 36,511 46,388 50,046.1 48,699.38659999998 39,643.64040000005 30,826.65713 $20,805 Asset based lending (Healthcare)* 66,832 65,083 59,572 41,770 40,885 45,751 0 0 $1,749 ABC Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 TCF Commercial finance $,497,759 $,467,653 $,385,808 $,375,422 $,354,502.6 $,321,920.3865999996 $,227,911.48619 $,197,175.7467999999 $30,106 6.4% $,111,951 0.29017283208227929 0.25821460605370899 Total loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 Commercial finance as a % of total 0.41994311993324901 0.40570965550686705 0.3814420146997467 0.37322835037069624 0.36279649057094226 0.34264418702375793 0.28465202910823101 0.22378311027478182 Community banking as a % of total 0.58005688006675094 0.59429034449313289 0.6185579853002533 0.62677164962930376 0.63720350942905779 0.65735581297624202 0.71534797089176894 0.77621688972521818 *TCF abbreviated Triumph Commercial Finance. THF abbreviated Triumph Health Care Finance ABL ,152,473 ,129,919 96,083 88,158 90,931.1 94,450.38659999991 39,643.64040000005 30,826.65713 $22,554 0.17360047414158053 $30,106 $81,845 6.4% 0.21213919877244639 91 91 365 365 0.25821460605370899 0.85088799507629598 ,172,099 ,186,224 BegBal Prov CO Rec EndBal (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance CRE Commercial real estate $385.78817982433196 $164.0521328953597 $-18.406470000000002 $0.76265000000000027 $532.59649271969158 constr Construction, land development, land 339.86845387216385 -19.563314057121701 0 12.571809999999999 333.27694981504214 1-4fam 1-4 family residential properties 182.28786331615527 176.45496121205952 -,144.87037999999993 2.1677299999999988 215.04017452821486 farm Farmland 12.796907360000001 5.8012048199999988 0 0 18.99811218 C&I Commercial 3,057.4738511739374 945.09904787984544 -1 1.5641500000000046 4,003.1370490537824 Fact Factored receivables 3,137.1218754499996 437.64657819999968 -,124.84399999999999 12.418000000000003 3,461.5424536499995 cons Consumer 86.723048132492011 81.950120986337794 -78.904239999999845 50.024059999999977 139.99298911882994 Mort Mortgage warehouse 118.0760981 19.900531300000019 0 0 138.37662940000001 Total Loans $7,320.1362772290804 $1,811.3412632364805 $-,368.2508999999975 $79.50839999999998 $8,842.9608504655607 (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance Equip Equipment* $990.08908425926916 $262.81430401193325 $0 $0 $1,253.3033882712025 ABL Asset based lending (General)* 955.17220410000004 92.470227699999924 0 0 1,047.1424317999999 ABLH Asset based lending (Healthcare)* 342.18 16.400174999999933 0 0 358.08017499999994 Fact Factored receivables 3,136.6218754499996 437.64657819999968 -,124.84399999999999 11.618000000000002 3,461.5424536499995 Commercial finance $5,424.631638092691 $809.3312849119327 $-,124.84399999999999 $11.618000000000002 $6,120.68448721202 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Non-interest bearing demand $12,048 $14,427 $17,986 $,150,238 $,155,879 $,176,245 $,154,749.83000999998 $,179,847.54459000003 $,167,538 $,164,560 $,167,931 Interest bearing deposits 48,151 50,342 50,516 ,481,080 ,479,412 ,514,259 ,461,252 ,479,480 ,481,728 ,474,229 ,455,354 Certificates of deposit ,163,185 ,197,218 ,215,221 ,354,940 ,356,844 ,367,731 ,439,603 ,455,901 ,474,413 ,500,451 ,526,732 Other brokered funds Brokered deposits 0 0 0 58,596 58,177 50,019 50,019 50,000 50,000 50,019 50,019 Total deposits ,223,384 ,261,987 ,283,723 1,044,854 1,050,312 1,108,254 1,105,623.8300099999 1,165,228.5445900001 1,173,679 1,189,259 1,200,036 Interest-bearing demand 0 0 0 ,199,826 ,209,170 ,248,992 ,209,491.49296 ,236,524.32788 ,231,718 ,228,909 ,206,603 Individual retirement accounts 27,959 29,974 30,647 54,512 54,709 53,856 53,010.99260000003 53,688.661569999997 55,773 56,285 58,619 Money market 20,192 20,368 19,869 ,157,406 ,142,522 ,138,204 ,125,369.75075000001 ,117,514.46862 ,120,001 ,116,019 ,117,888 Savings 0 0 0 69,336 73,011 73,207 73,303.316600000006 71,689.613289999994 74,236 73,016 72,244 Summary of fair values of assets acquired, liabilities assumed, consideration paid, and the resulting goodwill: Acquisition Summary (Dollars in thousands) Summary of Fair Values (Dollars in thousands) Fair value of net assets acquired: Cash $8,273.1309999999994 Equity of DMI (fair value of net DMI assets) $,146,454.85 Source Doral Money, Inc. Accounting Memo CLO securities 98,315.937000000005 CLO management contracts 1,918 SNC loans 36,764.720999999998 Fair value of net assets acquired ,148,372.85 Prepaid income tax 3,014.2130000000002 Other assets/liabilities 87.063000000000002 Consideration Transferred: Fair value of DMI net assets $,146,455.6499999997 Cash paid at closing ,133,262.51999999999 Fair value of CLO contracts 1,917.7850000000001 Sales price adjustment 2,601 Net fair value of acquired assets $,148,372.84999999998 Consideration Transferred ,135,864.17199999999 Consideration transferred -,135,864.17199999999 Bargain purchase gain, nontaxable $12,508.677999999985 Bargain purchase gain: $12,508.678 Transaction costs, net of tax -,157.93799999999999 Incremental bonus, net of tax -1,137.5 Escrow recovery from Doral Healthcare, net of tax 195 Net contribution of acquisition $11,408.239999999985

Loans HFI = $1,185.3 million 3Q15 Yield = 8.34% GAAP(1) Chart data labels – dollars in millions (1) Adjusted yield on loans of 7.96% excluding discount accretion. Reconciliations of non-GAAP financial measures can be found at the end of the presentation Loan portfolio detail Community Banking Commercial Finance A B A + B C A + B + C ($ in thousands) Non-Accrual Loans Restructured Loans Non-Performing Loans Other Real Estate Owned Non-Performing Assets TCB Quarterly Reports and Loans TSB Commercial real estate $1,995.4237699999999 $0 $1,995.4237699999999 $4,069 $6,064.4237699999994 Construction, land development, land 0 0 0 3,905 3,905 1-4 family residential properties 637.99248999999998 0 637.99248999999998 449 1,086.9924900000001 Farmland 0 0 0 0 0 Commercial 6,250.3588499999996 0 6,250.3588499999996 0 6,250.3588499999996 Factored receivables 650.70261199999993 0 650.70261199999993 0 650.70261199999993 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 PCI 6,205.8971299999994 0 6,205.8971299999994 0 6,205.8971299999994 Community Banking $15,740.374851999997 $0 $15,740.374851999997 $8,423 $24,163.374852000001 TCF equipment $839.68677000000002 $0 $839.68677000000002 $0 $839.68677000000002 TCF asset based lending 0 0 0 0 THF asset based lending 98.353589999999855 0 98.353589999999855 0 98.353589999999855 Factored receivables 0 0 0 0 Commercial finance $938.04035999999985 $0 $938.04035999999985 $0 $938.04035999999985 Total loans $16,678.415211999996 $8,423 $25,101.415212 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Community Banking 131.38499999999999 145.125 126.494 683.92392532000008 572.75551381000002 617.59696134000001 622.63633463000008 630.4559999999999 625.63800000000003 685.02599999999995 687.54200000000003 Equipment 15.093999999999999 20.239999999999998 22.992999999999999 48.978417549999996 58.737422149999993 71.197999999999993 94.459500000000006 106.354 118.273 138.018 143.483 Asset based lending (Healthcare) 0 0 0 0 0 45.750999999999998 40.884999999999998 41.77 59.572000000000003 65.082999999999998 66.831999999999994 Asset based lending (General) 5.5289999999999999 4.8449999999999998 12.436999999999999 30.826657130000001 39.643064040000006 48.699038659999999 50.046099999999996 46.387999999999998 36.511000000000003 64.835999999999999 85.641000000000005 Factored receivables 81.5 98.576999999999998 103.46899999999999 117.37 129.53100000000001 156.27199999999999 169.11199999999999 180.91 171.452 199.71600000000001 201.803 Q3 2015 Commercial Finance Products $497.75900000000001 Community Banking $687.54200000000003 Q3 2015 % of Total % of Commercial Finance Equipment $143.483 0.12105195220454552 0.28825797223154176 Asset based lending (Healthcare) $66.831999999999994 5.6% 0.13426577922247512 Asset based lending (General) $85.641000000000005 7.2% 0.1720531421832654 Factored receivables $201.803 0.17025464417898914 0.40542310636271767 Real Estate & Farmland $402.44799999999998 Commercial Real Estate $247.17500000000001 Commercial $172.09899999999999 Construction, Land Development, Land $52.445999999999998 Consumer $10.632 1-4 Family Residential Properties $77.043000000000006 Mortgage Warehouse $102.363 Farmland $25.783999999999999 Commercial $172.09899999999999 Consumer $10.632 Mortgage Warehouse $102.363 42277 % of Total % of Community Banking Commercial Real Estate $247.17500000000001 0.20853352861425076 0.35950531022104831 Construction, Land Development, Land $52.445999999999998 4.4% 7.6% 1-4 Family Residential Properties $77.043000000000006 6.5% 0.11205569986997159 Farmland $25.783999999999999 2.2% 3.8% Commercial $172.09899999999999 0.14519434304029102 0.25031052648420021 Consumer $10.632 .9% 1.5% Mortgage Warehouse $102.363 8.6% 0.14888254099385928 REAL ESTATE Commercial Real Estate $247.17500000000001 Construction, Land & Development $52.445999999999998 1-4 Family Residential $77.043000000000006 Farmland $25.783999999999999 COMMERCIAL $172.09899999999999 CONSUMER $10.632 MORTGAGE WAREHOUSE $102.363 FACTORED RECEIVABLES $201.803 EQUIPMENT FINANCE $143.483 HEALTHCARE ASSET $66.831999999999994 BASED LENDING ASSET BASED LENDING $85.641000000000005 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs (000's) Net Chargeoffs (NCOs) 91 6 1,456 140 -61 125 308.65942000000001 287.60610999999989 202 365 83 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets (000's) Non-performing Assets (NPAs) 15.756 14.305999999999999 13.907999999999999 26.175000000000001 24.117999999999999 25.59 27.582776999999997 25.100643000000002 23.790315620000001 19.272653999999999 17.744960858573311 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42185YTD 42094YTD 42004YTD 41912YTD 41820YTD 41729YTD 41639YTD 42277 42185 42094 42004 41912 41820 41729 41639 42185 42094 42004 41912 41820 41729 41639 QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, June 30, March, 31, December 31, September 30, June 30, March 31, December 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2015 2015 2014 2014 2014 2014 2013 Interest income: InterestFeesLoans Loans, including fees $15,716 $17,158 $13,239 $14,138 $13,706 $13,860 $14,376 $12,906 $14,234 $13,239 $56,080 $41,942 $28,236 $14,376 $23,262 4406999 Factored receivables, including fees 8,829 8,654 7,509 8,367 7,681 6,838 5,272 5,205 16,163 7,509 28,158 19,791 12,110 5,272 17,938 4209999 Taxable securities 649 659 678 644 666 663 657 618 1,337 678 2,630 1,986 1,319 657 1,225 4208999 Tax exempt securities 17 16 12 14 15 15 16 39 28 12 60 46 31 16 39 4109999 Cash deposits 92 110 141 117 50 77 58 74 251 141 302 185 135 58 166 4999999 Total interest income 25,303 26,597 21,579 23,280 22,118 21,453 20,379 18,842 32,013 21,579 87,230 63,950 41,831 20,379 42,630 Interest expense: 5109999 Deposits 1,764 1,667 1,570 1,498 1,289 1,141 1,108 1,103 3,237 1,570 5,036 3,538 2,249 1,108 3,560 5201699 Senior secured note 0 0 0 173 134 137 140 123 0 0 584 411 276 140 123 5201999 Junior subordinated debentures 283 278 272 276 276 272 271 247 550 272 1,095 819 543 271 247 Other borrowings 25 7 12 4 24 22 5 11 19 12 55 51 28 5 3 5709999 Total interest expense 2,072 1,952 1,854 1,951 1,723 1,572 1,524 1,484 3,806 1,854 6,770 4,819 3,096 1,524 3,947 5799999 Net interest income 23,231 24,645 19,725 21,329 20,395 19,881 18,855 17,358 28,207 19,725 80,460 59,131 38,735 18,855 38,683 5809999 Provision for loan losses 165 2,541 645 1,811 1,375 1,747 925 1,057 3,186 645 5,858 4,047 2,672 925 3,412 5999999 Net interest income after provision for loan losses 23,066 22,104 19,080 19,518 19,020 18,134 17,930 16,301 25,021 19,080 74,602 55,084 36,063 17,930 35,271 Non-interest income: 6109999 Service charges on deposits 710 666 612 647 811 813 738 703 1,278 612 3,009 2,363 1,552 738 703 6112999 Card income 574 578 523 516 544 548 490 405 1,101 523 2,098 1,582 1,037 490 405 6206999 Net OREO gains/(losses) and valuation adjustments -58 52 26 -,242 -11 -,252 -77 86 78 26 -,582 -,340 -,329 -77 154 6201000 Net gains on sale of securities 15 242 0 61.62196999999999 9.5398499999999995 0 16.29447 0 242.32840999999999 0 88.456289999999996 25.834319999999998 16.29447 16.29447 -0.58610000000000007 6207999 Net gains on sale of loans 363 491 542 437 484 319 255 494 1,033 542 1,495 1,058 575 255 846 6308999 Fee income 542 502 422 553 448 421 398 355 924 422 1,820 1,267 819 398 1,189 6202999 Gain on branch sale 0 0 0 0 12,619 0 0 0 0 0 12,619 12,619 0 0 0 6306999 Bargain purchase gain 1,708 0 12,509 0 0 0 0 9,014 12,509 12,509 0 0 0 0 9,014 6301999 Asset management fees 1,744 1,274 958 486 374 129 0 0 2,232 958 989 503 129 0 0 Other 700 964 1,067 1,262.3780299999999 525.46014999999898 655 788.70552999999995 465 2,030.6715899999981 1,067 3,230.5437099999981 1,968.1656799999982 1,443.7055300000002 788.70552999999995 702.58610000000044 6999999 Total non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 11,522 21,428 16,659 24,767 21,046 5,243 2,609 13,013 Non-interest expense: 7199999 Salaries and employee benefits 12,416 12,042 13,269 12,752 11,032 9,471 8,876 8,322 25,311 13,269 42,131 29,379 18,347 8,876 20,737 7299999 Occupancy, furniture and equipment 1,575 1,555 1,572 1,429 1,319 1,336 1,390 1,119 3,127 1,572 5,474 4,044 2,725 1,390 2,465 7401999 FDIC insurance and other regulatory assessments 252 271 263 221 280 280 261 283 534 263 1,042 821 541 261 499 7403999 Professional fees 1,344 852 1,327 1,146 1,043 793 592 1,455 2,179 1,327 3,574 2,428 1,385 592 2,460 7801999 Amortization of intangible assets 1,179 895 764 727 746 724 726 620 1,659 764 2,923 2,196 1,451 726 620 7701999 Advertising and promotion 618 526 543 366 1,102 683 443 222 1,069 543 2,594 2,228 1,126 443 682 7602999 Communications and technology 951 927 886 961 954 945 888 754 1,813 886 3,748 2,787 1,834 888 1,412 Other 2,210 2,567 2,159 2,083 1,985 1,928 1,720 1,882 4,726 2,159 7,716 5,634 3,647 1,720 3,616 7899999 Total non-interest expense 20,545 19,635 20,783 19,685 18,461 16,160 14,896 14,657 40,418 20,783 69,202 49,517 31,056 14,896 32,724 7909999 Net income before income tax 8,819 7,238 14,956 3,554 16,363 4,607 5,643 13,166 6,031 14,956 30,167 26,613 10,250 5,643 48,284 7919999 Income tax expense 2,891 2,586 912 747 6,089 1,626 1,916 1,449 3,498 912 10,378 9,631 3,541 1,916 2,133 7999999 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,981 $3,727 $11,717 $2,533 $14,044 $19,789 $16,982 $6,709 $3,727 $13,427 9999991 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 -,696 -,579 -,399 -,387 -,192 -2,840 -2,054 -1,275 -,579 -1,588 9999992 Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,318 $2,146 $13,852 $16,949 $14,928 $5,434 $3,148 $11,839 365 365 92 92 91 90 92 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42004 41912 41820 41729 41639 AvgAssets 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 1,164,757.71273 5799999 #REF! #REF! #REF! #REF! #REF! 6999999 #REF! #REF! #REF! #REF! #REF! 5809999 #REF! #REF! #REF! #REF! #REF! 7899999 #REF! #REF! #REF! #REF! #REF! 7919999 #REF! #REF! #REF! #REF! #REF! 7999999 #REF! #REF! #REF! #REF! #REF! Return on average assets 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 3.991108388855516E-2 Efficiency ratio * 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q1 2014 Net interest margin #REF! #REF! #REF! #REF! #REF! Noninterest income #REF! #REF! #REF! #REF! #REF! Noninterest expense #REF! #REF! #REF! #REF! #REF! Net noninterest expense #REF! #REF! #REF! #REF! #REF! Pretax preprovision ROA #REF! #REF! #REF! #REF! #REF! Provision for loan & lease losses #REF! #REF! #REF! #REF! #REF! Pretax ROA #REF! #REF! #REF! #REF! #REF! Tax expense #REF! #REF! #REF! #REF! #REF! Return on average assets #REF! #REF! #REF! #REF! #REF! Efficiency ratio* 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Check ROA #REF! #REF! #REF! #REF! #REF! Nonperforming Assets Dec 31, Sep 30, Jun 30, Mar 31, Dec 31, (Dollars in thousands) 2014 2014 2014 2014 2013 Commercial real estate $1,995 $2,229.4071900000004 $259.05792357757764 $268.53541083089431 $276 Construction, land development, land 0 11.6 0 0 0 1-4 family residential properties 638 879.05610999999999 473.97733266666671 477.16052266666668 454 Farmland 0 0 0 0 0 Commercial 7,188 6,860.8523999999998 6,251.2413180933563 5,224.3902780933568 5,438 Factored receivables 651 812.6 133 58 89 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 Purchase credit impaired 6,206 6,770.1842999999981 7,369.7234256623988 4,514.9137884090824 6,135 Total nonperforming loans 16,678 17,563.699999999997 14,487 10,543 12,392 OREO acquired through foreclosure, net 8,423 10,019.4 11,103 13,575 13,783 Total nonperforming assets $25,101 $27,583.1 $25,590 $24,118 $26,175 Nonperforming assets to total assets 1.7336165945391179E-2 2.0465067465599444E-2 1.8200000000000001E-2 1.8599999999999998E-2 2.0299999999999999E-2 Nonperforming loans to total loans held for investment 1.6580834852735617E-2 1.7974924754819939E-2 1.54E-2 1.32E-2 1.4067303282522125E-2 Total past due loans to total loans held for investment 2.5674809469935715E-2 2.6055249048497705E-2 2.8199999999999999E-2 2.9899999999999999E-2 2.7816449016242334E-2 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 42277 42185 42094 42004 41912 41820 41729 365 365 365 365 365 365 365 92 91 90 92 92 91 90 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Manual Adj Dilutive effect of preferred stock 0 0 0 0 0 0 192 Manual Adj Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 6306999 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Manual Adj Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Manual Adj Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Diluted_Shrs Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Manual Adj Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16149825243375751 $0.2305633808643695 $0.31674073405328945 AvgCmnEqty Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Manual Adj Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity ,250,891 N/A ,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A AvgAssets Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets 1,563,989.7617899999 N/A 1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 7.3918758101229869E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 AvgTangEq Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 6306999 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Manual Adj Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 243 0 0 0 0 Manual Adj Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 AvgAssets Average total assets $1,565,697.7617899999 $1,511,045.2271500002 $1,449,791 $1,427,474.7515699998 $1,354,206.5291800001 $1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% DisAcrLYLD Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% DisAcrLNIM Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 3100799 3100899 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Shares outstanding end of period Common shares outstanding 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16148593101374989 $0.2305633808643695 $0.31674073405328945 Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity $,250,891 N/A $,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets $1,563,989.7617899999 N/A $1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 6.853469074332541E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, 3340 (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 0 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 243 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 Average total assets 1,565,697.7617899999 1,511,045.2271500002 1,449,791 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, #REF! (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 #REF! Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Common shares outstanding at end of period 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Yield on loans GAAP / Reported 0.12239999999999999 0.1229 0.12859999999999999 9.3799999999999994E-2 9.1749358297483319E-2 8.8303024444554082E-2 8.6561402229709025E-2 8.9767420092723954E-2 8.4957323547613289E-2 9.4944990035923063E-2 8.3393056676373922E-2 Adjusted yield on loans Adjusted 0.11169999999999999 0.11559999999999999 0.12479999999999999 7.6899999999999996E-2 7.7317465081969475E-2 7.7452772832623876E-2 8.0323701620639953E-2 8.2905499529188922E-2 8.0397688995995198E-2 8.9601558838512063E-2 7.959529152802923E-2 SNL U.S. Bank $1B-$5B 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net interest margin GAAP / Reported 8.7499999999999994E-2 9.0399999999999994E-2 9.06E-2 6.6799999999999998E-2 6.8500000000000005E-2 6.5847248715805218E-2 6.6862529147636018E-2 6.5799999999999997E-2 6.1100000000000002E-2 7.1999999999999995E-2 6.453943023929222E-2 Adjusted Net interest margin Adjusted* 7.9200000000000007E-2 8.4599999999999995E-2 8.7599999999999997E-2 5.4300000000000001E-2 5.7333693858374217E-2 5.7421265334969537E-2 6.1879312301024919E-2 6.0518137873070678E-2 5.7604540171474206E-2 6.7780562435600544E-2 6.1436271756382291E-2 SNL U.S. Bank $1B-$5B** 3.7699999999999997E-2 3.7999999999999999E-2 3.8300000000000001E-2 3.85E-2 3.7400000000000003E-2 3.7199999999999997E-2 3.7400000000000003E-2 3.7400000000000003E-2 3.6999999999999998E-2 3.6600000000000001E-2 3.61E-2 SNL Industry Trends and statistics https://www.snl.com/interactivex/indstats.aspx?Defaults=5&IndStatsMC=34372&State=0&IndStatsEnergy=578&IndStatsGaming=33190&ReitIndustry=0&SpecLendIndustry=0&InsuranceType=-1&FocusIndustry=0&SecInvIndustry=0&KeyPortfolioFilter=0&IndStatsMetalsAndMining=578&FinTechIndustry=0&IndStatsCoal=578&InsuranceIndustry=0&SpecLendType=0&IndStatsSecInv=578&IndStatsEuroBanking=577&GeographyGlobalRegion=0&IndStatsNaturalGas=578&IndStatsInvComp=578&submit=Apply&SecInvType=0&IndStatsBanking=2619&EnergyIndustry=0&IndStatsSpecLender=578&Form_Name=UserInputs&Refreshed=1&InvCoIndustry=0&ReitType=-1&BankIndustry=1&FinPerfMarketCap=0&FinPerfAssets=0&IndStatsAsiaBanking=577&InvCoType=0&IndStatsInsurance=578&IndStatsIntlREIT=577&IndStatsHomeBuilder=6942&IndStatsLatinAmericaBanking=577&IndStatsREIT=9091 1Q13Rate 2Q13Rate 3Q13Rate 4Q13Rate 1Q14Rate 2Q14Rate 3Q14Rate 4Q14Rate 1Q15Rate 2Q15Rate 3Q15Rate 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 CID 1.4567505892738081E-2 1.3581513959858292E-2 1.3493082739333025E-2 5.4685335335321718E-3 5.0529505930945774E-3 4.9723382763107943E-3 5.6235418025325995E-3 6.0661803781625586E-3 6.4000000000000003E-3 6.54517963379995E-3 6.8796934733585564E-3 COD 1.3885780781452804E-2 1.321966735986289E-2 1.2723474935752302E-2 4.6719332532512347E-3 4.3476729152817882E-3 4.198981848319152E-3 4.7710329749966873E-3 5.1946634995848609E-3 5.4999999999999997E-3 5.6097701311609068E-3 5.8852630913512095E-3 CTF 1.373441322797345E-2 1.3068238413322037E-2 1.2408922593904649E-2 5.8716766893925267E-3 5.6330084733198548E-3 5.3177644688143901E-3 5.8729585528498511E-3 6.4875091454054106E-3 6.3E-3 6.2941260201030058E-3 6.4046469275360288E-3 42277 42185 42094 42004 41912 41820 41729 41639 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 ASSETS 1109999 Total cash and cash equivalents $,115,783 $99,714 $,178,442 $,160,888 $75,625 $85,716 $,106,951 $85,797 1208999 Securities - available for sale ,156,820 ,158,693 ,161,360 ,162,024 ,165,489 ,168,694 ,165,276 ,184,654 1205999 Securities - held to maturity 747 746 746 745 745 744 744 743 1405999 Loans held for sale 2,174 4,096 3,401 3,288 7,295 4,088 4,902 5,393 1406999 Loans held for investment 1,185,301 1,152,679 1,011,446 1,005,878 ,977,139 ,939,517 ,800,667 ,881,099 1407999 Allowance for loan and lease losses ,-11,544 ,-11,462 -9,286 -8,843 -7,320 -6,253 -4,631 -3,645 1408999 Loans, net 1,173,757 1,141,217 1,002,160 ,997,035 ,969,819 ,933,264 ,796,036 ,877,454 1510999 Branch assets held for sale 0 0 0 0 0 80,331 88,692 0 1800999 FHLB and FRB stock 7,992 5,707 4,466 4,903 5,826 7,976 5,233 5,802 1509999 Premises and equipment, net 21,807 21,677 21,716 21,933 21,744 20,708 20,502 23,344 1609999 Other real estate owned ("OREO"), net 6,201 6,322 6,991 8,423 10,019 11,103 13,575 13,783 1709999 Goodwill and intangible assets, net 28,995 30,174 30,211 29,057 29,783 31,043 27,792 28,518 1802999 Bank-owned life insurance 29,406 29,295 29,193 29,083 28,955 28,829 28,695 28,554 1808999 Deferred tax asset, net 15,838 15,582 14,983 15,956 16,523 20,178 Other assets 21,943 16,036 19,074 14,563 15,975 14,398 38,712 34,197 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 LIABILITIES 2106999 Non-interest bearing deposits $,167,931 $,164,560 $,167,538 $,179,848 $,154,750 $,176,245 $,155,879 $,150,238 2107999 Interest bearing deposits 1,032,105 1,024,699 1,006,141 ,985,381 ,950,874 ,932,009 ,894,433 ,894,616 2199999 Total deposits 1,200,036 1,189,259 1,173,679 1,165,229 1,105,624 1,108,254 1,050,312 1,044,854 2300899 Customer repurchase agreements 15,584 13,011 8,666 9,282 15,644 15,313 17,670 11,330 2301999 Federal Home Loan Bank advances 61,000 19,000 0 3,000 0 70,000 20,750 21,000 2300999 Senior secured note 0 0 0 0 11,630 11,944 12,259 12,573 2303999 Junior subordinated debentures 24,620 24,553 24,487 24,423 24,359 24,296 24,233 24,171 Other liabilities 16,304 25,957 13,234 8,455 14,713 11,341 7,705 13,714 2999999 Total liabilities 1,317,544 1,271,780 1,220,066 1,210,389 1,171,970 1,241,148 1,132,929 1,127,642 EQUITY 3100799 Preferred stock series A 4,550 4,550 4,550 4,550 4,550 4,550 4,550 4,550 3100899 Preferred stock series B 5,196 5,196 5,196 5,196 5,196 5,196 5,196 5,196 3101999 Common stock 181 181 180 180 99 98 98 98 3102999 Additional paid-in-capital ,193,465 ,192,605 ,191,745 ,191,049 ,105,304 ,104,827 ,104,744 ,104,631 3103999 Treasury stock, at cost -,184 -,170 -,161 -,161 -68 -4 0 0 3105999 Retained earnings 59,785 54,053 49,596 35,744 34,014 24,519 22,111 18,992 3106999 Accumulated other comprehensive income 926 1,064 1,571 951 836 841 485 133 3107999 Total stockholders’ equity ,263,919 ,257,479 ,252,677 ,237,509 ,149,931 ,140,027 ,137,184 ,133,600 3108999 Noncontrolling interests 0 0 0 0 25,897 25,897 26,997 26,997 3109999 Total equity ,263,919 ,257,479 ,252,677 ,237,509 ,175,828 ,165,924 ,164,181 ,160,597 3999999 Total liabilities and equity $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 Assets = Liabilities - Shareholders' Equity Audit 0 0 0 0 0 0 0 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 7199999 Salaries and employee benefits 3,754 4,121 4,540 8,322 8,876 9,471 11,032 12,752 13,269 12,042 12,416 7299999 Occupancy, furniture and equipment 427 430 488 1,119 1,390 1,336 1,319 1,429 1,572 1,555 1,575 7403999 Professional fees 114 546 345 1,455 592 793 1,043 1,146 1,327 852 1,344 7701999 Advertising and promotion 183 103 175 222 443 683 1,102 366 543 526 618 7602999 Communications and technology 212 217 230 754 888 945 954 961 886 927 951 Other 657 756 769 2,785 2,707 2,932 3,011 3,031 3,186 3,733 3,641 7899999 Total non-interest expense 5,347 6,173 6,547 14,657 14,896 16,160 18,461 19,685 20,783 19,635 20,545 Efficiency ratio * Efficiency Ratio 0.78290924512298554 0.78582834331337326 0.79703075291622483 0.66753926701570676 0.73847093921857587 Salaries and employee benefits as a % of total expense 0.70207593042827754 0.6675846427992872 0.69344738047960897 0.56778331172818453 0.59586466165413532 0.58607673267326732 0.59758409620280595 0.64780289560579118 0.63845450608670551 0.61329258976317802 0.60433195424677533 7401999 FDIC insurance assessment 72 65 79 283 261 280 280 221 263 271 252 7802999 Carrying costs for OREO 57 96 28 52 132 100 73 68 79 86 68 7801999 Amortization of intangible assets 0 0 0 620 726 724 746 727 764 895 1,179 Salaries and employee benefits $12,416 Occupancy, furniture and equipment $1,575 Professional fees $1,344 Advertising and promotion $618 Communications and technology $951 Other $3,641 Salaries and employee benefits $12,042 Occupancy, furniture and equipment $1,555 Professional fees $852 Advertising and promotion $526 Communications and technology $927 Other $3,733 Loans 41364 41455 41547 41639 41729 41820 41912 42004 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 (Dollars in thousands) Commercial real estate $,108,363.66105 $,101,316.68778999998 $91,712.208810000011 $,331,271 $,268,688 $,264,730 $,261,836 $,249,406 Construction, land development, land 0 4,555.1998400000002 3,862.91723 37,626 39,230 43,040 45,996 42,914 1-4 family residential properties 3,668.3402299999998 3,429.4557800000011 3,138.8316599999989 91,301 79,542 81,187 80,419 78,624 Farmland 777.29686000000004 770.7398199999999 765.30088999999987 20,294 20,114 19,644 20,059 23,246 Commercial 39,198.590480000006 53,972.176519999979 54,314.22990000012 ,255,655 ,234,986 ,328,760 ,340,316 ,363,689 Factored receivables 81,500.28919999997 98,576.595730000001 ,103,469.17259 ,117,370 ,129,531 ,156,272 ,169,112 ,180,910 Consumer 0 0 0 13,878 13,515 13,525 12,527 11,941 Mortgage warehouse 0 6,166.506599999999 8,130.8033199999991 13,513 14,886 32,359 46,874 55,148 Total Loans $,233,507.91753999999 $,268,786.90613999998 $,265,393.25748999999 $,880,908 $,800,492 $,939,517 $,977,139 $1,005,878 (Dollars in thousands) TCF Equipment* TCF Asset Based Lending* THF Asset Based Lending* Factored Receivables Commercial Finance Current Quarter End Date 42277 Prior Quarter End Date 42185 PPQ End Date 42094 PQY End Date 41912 PYE End Date 42004 PQ Month End 6 CQ Month End 9 Quarter a_CQtrNum 3rd CQ Number QTR Text a_CQtrTxt third CQ Text QTR Text a_CQtrTxtCap Third CQ Text Capitalized Year 2015 Month a_CQtr September CQ Month Year Days a_CQtrEnded September 30, 2015 CQ Full Date Quarter a_PQtrNum 2nd PQ Number QTR Text a_PQtrTxt second PQ Text Month a_PQtr June PQ Month Year Days a_PQtrEnded June 30, 2015 PQ Full Date a_CYr 2015 Current Year a_PYr 2014 Prior Year 7999999 a_CQtrNetInc 5.9279999999999999 CQ Net Income 7999999 a_PQtrNetInc 4.6520000000000001 PQ Net Income 9999992 a_CQtrNetIncCom 5.7320000000000002 CQ Net Income to Common Stockholders 9999992 a_PQtrNetIncCom 4.4569999999999999 PQ Net Income to Common Stockholders 5799999 a_CNetIntInc 23.231000000000002 CQ Net Interest Income 5799999 a_PNetIntInc 24.645 PQ Net Interest Income 5809999 a_CQProv 0.16500000000000001 CQ Provision Cost of interest bearing deposits a_CQ_CostIntBearDeps 6.8796934733585564E-3 CQ Cost of Interest Bearing Deposits Cost of interest bearing deposits a_PQ_CostIntBearDeps 6.54517963379995E-3 PQ Cost of Interest Bearing Deposits Cost of total funds a_Cost_Of_Total_Funds_CQ 6.4046469275360288E-3 CQ Cost of Total Funds Cost of total funds a_Cost_Of_Total_Funds_PQ 6.2941260201030058E-3 PQ Cost of Total Funds 5809999 a_PQProv 2.5409999999999999 PQ Provision Diluted earnings per share a_CQEPS 0.3189070282330756 CQ Diluted EPS Diluted earnings per share a_PQEPS 0.2502109749029191 PQ Diluted EPS Return on average assets a_CQROA 1.5020682981696912E-2 CQ Return on Average Assets Return on average assets a_PQROA 1.2347404317062754E-2 PQ Return on Average Assets Return on average common equity a_CQROCE 9.00284124502541E-2 CQ Return on Average Common Equity Return on average common equity a_PQROCE 7.2697830172170172E-2 PQ Return on Average Common Equity Tangible common stockholders' equity to tangible assets a_TangibleCommonEquity_to_TangibleAssets 0.14504508825767878 CQ Tangible Common Equity to Tangible Assets Month_Num EOM Mont_ID Month Days YTD_Days Quarter QTR Text Year Net interest margin a_CQNim 6.453943023929222E-2 CQ Net Interest Margin 1 1/31/2015 1/2015 January 31 31 1 1st first 2015 Net interest margin a_PQNim 7.1999999999999995E-2 PQ Net Interest Margin 2 2/28/2015 2/2015 February 28 59 1 1st first 2015 a_CQ_NIM_Chg 74.605697607077744 CQ Net Interest Margin Change from PQ 3 3/31/2015 3/2015 March 31 90 1 1st first 2015 Adjusted Net interest margin a_CQNimAdj 6.1436271756382291E-2 CQ Net Interest Margin - Adjusted 4 4/30/2015 4/2015 April 30 120 2 2nd second 2015 Adjusted Net interest margin a_PQNimAdj 6.7780562435600544E-2 PQ Net Interest Margin - Adjusted 5 5/31/2015 5/2015 May 31 151 2 2nd second 2015 Yield on loans a_CQYld 8.3393056676373922E-2 CQ Yield on Loans 6 6/30/2015 6/2015 June 30 181 2 2nd second 2015 Yield on loans a_PQYld 9.4944990035923063E-2 PQ Yield on Loans 7 7/31/2015 7/2015 July 31 212 3 3rd third 2015 a_CQ_Yield_Chg 114.99999999999996 CQ Yield on Loans Change from PQ 8 8/31/2015 8/2015 August 31 243 3 3rd third 2015 Adjusted yield on loans a_CQYldAdj 7.959529152802923E-2 CQ Yield on Loans - Adjusted 9 9/30/2015 9/2015 September 30 273 3 3rd third 2015 Adjusted yield on loans a_PQYldAdj 8.9601558838512063E-2 PQ Yield on Loans - Adjusted 10 10/31/2015 10/2015 October 31 304 4 4th fourth 2015 1407999 a_CQALLL 11.544 CQ ALLL 11 11/30/2015 11/2015 November 30 334 4 4th fourth 2015 1407999 a_PQALLL 11.462 PQ ALLL 12 12/31/2015 12/2015 December 31 365 4 4th fourth 2015 ALLL to total loans a_CQResRat 9.7392982879454248E-3 CQ Reserve Ratio ALLL to total loans a_PQResRat 9.943791810209086E-3 PQ Reserve Ratio Net charge-offs (000's) a_CQNcos 8.3000000000000004E-2 CQ Net Charge Offs Net charge-offs (000's) a_PQNcos 0.36499999999999999 PQ Net Charge Offs Nonperforming assets to total assets a_CQNpaAsset 1.1220598179390419E-2 CQ NPAs to Total Assets Nonperforming assets to total assets a_PQNpaAsset 1.2602609499110353E-2 PQ NPAs to Total Assets a_CQ_NPAs_to_Assets_Chg 13.820113197199335 CQ NPAs to Total Assets Change from PQ Past due to total loans a_CQ_Past_Due_to_Total_Loans 2.137702619720502E-2 CQ Past Due to Total Loans 6999999 a_CQNonIntInc 6.298 CQ Noninterest Income 6999999 a_PQNonIntInc 4.7690000000000001 PQ Noninterest Income 7899999 a_CQNonIntExp 20.5 CQ Noninterest Expense 7899999 a_PQNonIntExp 19.600000000000001 PQ Noninterest Expense 1406999 a_CQLoan 1.1853009999999999 CQ Total Loans 1406999 a_PQLoan 1.152679 PQ Total Loans 1406999 1.005878 PY Total Loans a_CQ_Loan_Change 32.621999999999929 CQ Total Loans Dollar Change from PQ a_CQ_Loan___Change 2.8% CQ Total Loans Percent Change from PQ a_CY_Loan_Dollar_Change 179.42299999999989 CQ Total Loans Dollar Change from PY a_CY_Loan_Percent_Change 0.1783745146031625 CQ Total Loans Percent Change from PY 2199999 a_CQ_total_Deposits 1.2000360000000001 CQ Total Deposits 2199999 a_PQ_total_Deposits 1.1892590000000001 PQ Total Deposits a_CQ_total_Deposits_Change 10.777000000000037 CQ Total Deposits Dollar Change from PQ a_CQ_total_Deposits___Change .9% CQ Total Deposits Percent Change from PQ 2106999 a_CQ_NIB 0.167931 CQ NonInterest Bearing Deposits a_NIB_Pct_of_TotalDeposits 0.13993830185094447 CQ NonInterest Bearing Deposits as Percent of Total Deposits a_NonTimeDeposits_Pct_of_TotalDeps 0.4705408837734868 Non Time Deposits as Percent of Total Deposits TCF a_CQ_Commercial_Finance 497.75900000000001 CQ Commercial Finance TCF a_PQ_Commercial_Finance 467.65300000000002 PQ Commercial Finance a_CQ_Commercial_Finance_Change 30.105999999999995 CQ Commercial Finance Dollar Change from PQ a_CQ_Commercial_Finance___Change 6.4% CQ Commercial Finance Percent Change from PQ Net interest margin a_CYNim 6.5933731914670113E-2 CY Net Interest Margin 2Q15 2Q15 2Q15 1Q15 1Q15 1Q15 2Q15Balance 2Q15 2Q15Rate 1Q15Balance 1Q15 1Q15Rate September 30, 2015 June 30, 2015 Average Average Average Average (Dollars in thousands) Balance Interest Rate Balance Interest Rate Interest earning assets: Interest earning cash balances $96,566 $92 3.7797982726839674E-3 $,119,969 $110 3.6776899966557293E-3 $0 Hard Code Taxable securities ,154,254 598 1.5380476357177124E-2 ,153,073 609 1.5957695398223774E-2 0 Tax exempt securities 2,554 17 2.6407851281876678E-2 3,643 16 1.7616202079556456E-2 0 FHLB and FRB stock 6,959 51 2.9075579324865517E-2 5,288 50 3.792538777410185E-2 Loans 1,167,670 24,545 8.3396524330690516E-2 1,090,472 25,812 9.4942051104153394E-2 0 Total interest earning assets $1,428,003 $25,303 7.0298803415618213E-2 $1,372,445 $26,597 7.7730090987452843E-2 Non-interest earning assets: Other assets ,137,695 ,138,600 Total assets $1,565,698 $1,511,045 Interest bearing liabilities: Deposits: Interest bearing demand $,211,823 $32 5.9935191994793025E-4 $,239,033 $36 6.040822999150928E-4 Individual retirement accounts 57,227 177 1.2270925627231293E-2 55,778 168 1.2080859009755709E-2 Hard Code Money market ,116,375 66 2.2500350254518282E-3 ,116,517 66 2.2719884199324967E-3 Hard Code Savings 72,617 9 4.9171022954859662E-4 74,088 9 4.8724356304531225E-4 Certificates of deposit ,509,224 1,354 1.054908611158735E-2 ,485,533 1,263 1.0433645335907385E-2 Brokered deposits 50,002 126 9.9974261899089256E-3 50,002 125 1.0027071444614743E-2 Total deposits 1,017,268 1,764 6.8796799475355228E-3 1,020,951 1,667 6.5491083130519304E-3 0 Junior subordinated debentures 24,580 283 4.5678264407259347E-2 24,513 278 4.5488310082606981E-2 0 Short-term borrowings 69,778 25 1.4214334404639806E-3 28,862 7 9.7279894244761559E-4 0 Total interest bearing liabilities $1,111,626 $2,072 7.3949644778088094E-3 $1,074,326 $1,952 7.2877790814432014E-3 Non-interest bearing liabilities and equity: Non-interest bearing demand deposits ,171,887 ,170,240 Other liabilities 19,841 10,825 Total equity ,262,344 ,255,654 Total liabilities and equity $1,565,698 $1,511,045 Net interest income $23,231 $24,645 Interest spread 6.2903838937809403E-2 7.0442311906009636E-2 Net interest margin 6.4542208518682628E-2 7.202534467743639E-2 42277 42185 42094 42004 41912 41820 41729 41639 As of and For the Three Months Ended Key Metrics September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Performance ratios - annualized Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average tangible common equity (ROATCE) Return on average tangible common equity (ROATCE) (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.4999999999999997E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Net interest margin Net interest margin 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality(2) Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Per Share Amounts Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Net noninterest expense to average assets Unadjusted Net noninterest expense to average assets (1) 3.6104231415205072E-2 3.9462048685496381E-2 1.1534553084965307E-2 4.4371011654619083E-2 7.78224729002692E-3 3.9911035828657786E-2 3.9204150615991543E-2 3.5266000745935028E-2 42277 42185 42094 42004 41912 41820 41729 41639 41547 41455 41364 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, September 30, June 30, March 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2013 2013 2013 Noninterest bearing demand Non-interest bearing demand $,167,931 $,164,560 $,167,538 $,179,847.54459000003 $,154,749.83000999998 $,176,245 $,155,879 $,150,238 $17,986 $14,427 $12,048 Interest-bearing demand Interest bearing demand ,206,603 ,228,909 ,231,718 ,236,525 ,209,491.49296 ,248,992 ,209,170 ,199,826 0 0 0 Individual Retirement Accounts Individual retirement accounts 58,619 56,285 55,773 55,034 54,378 53,856 54,709 54,512 30,647 29,974 27,959 Money Market Money market ,117,888 ,116,019 ,120,001 ,117,514.46862 ,125,371 ,138,204 ,142,522 ,157,406 19,869 20,368 20,192 Savings Savings 72,244 73,016 74,236 70,407 72,012 73,207 73,011 69,336 0 0 0 Certificates of deposit Certificates of deposit ,526,732 ,500,451 ,474,413 ,455,901 ,439,603 ,367,731 ,356,844 ,354,940 ,215,221 ,197,218 ,163,185 Other brokered funds Brokered deposits 50,019 50,019 50,000 50,000 50,019 50,019 58,177 58,596 0 0 0 Total deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229.1321 $1,105,624.3229700001 $1,108,254 $1,050,312 $1,044,854 $,283,723 $,261,987 $,223,384 ,635,370 ,606,755 ,580,186 ,560,935 ,544,000 ,471,606 ,469,730 ,468,048 ,245,868 ,227,192 ,191,144 0.5294591162265132 0.51019584463939305 0.49433107348772537 0.48139463885706313 0.49202969643311734 0.42553963261129668 0.44722901385493075 0.44795540812400586 0.86657761267151412 0.86718806658345648 0.85567453353865985 $,564,666 $,582,504 $,593,493 $,604,294.1321 $,561,624.32296999998 $,636,648 $,580,582 $,576,806 $37,855 $34,795 $32,240 0.4705408837734868 0.4898041553606069 0.50566892651227469 0.51860536114293687 0.50797030356688255 0.57446036738870332 0.55277098614506925 0.5520445918759942 0.13342238732848588 0.13281193341654357 0.14432546646134012 Noninterest bearing demand/Total Deposits 0.13993830185094447 0.13837187694186043 0.14274601488141136 0.15434523389917304 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 6109999 Service charges on deposits 0 0 0 703 738 813 811 647 612 666 710 6112999 Card income 0 0 0 405 490 548 544 516 523 578 574 6308999 Fee income 231 279 324 355 398 421 448 553 422 502 542 6301999 Asset management fees 0 0 0 0 0 129 374 486 958 1,274 1,744 Other 214 50 393 1,045 983 722 1,008 1,519 1,635 1,749 #REF! 6999999 Total non-interest income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 #REF! 5799999 Net Interest income 6,054 7,143 8,128 17,358 18,855 19,881 20,395 21,329 19,725 24,645 #REF! 6999999 Non-interest Income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 #REF! Total Revenue 6,499 7,472 8,845 19,866 21,464 22,514 23,580 25,050 23,875 29,414 #REF! Non-interest income as a % of total revenue 6.8% 4.4% 8.1% 0.12624584717607973 0.121552366753634 0.11694945367326996 0.13507209499575912 0.14854291417165669 0.17382198952879582 0.16213367784048413 #REF! 6206999 Net realized gains/(losses) & valuation adjustments on OREO 77 -96 87 86 -77 -,252 -11 -,242 26 52 -58 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6202999 Gain on branch sale 0 0 0 0 0 0 0 0 0 0 0 Q2 2014 Q3 2014 Q4 2014 Q1 2015* Q2 2015 Assets under management 400 1,016 1,079 1,700 1,700 Asset management fees 129 374 486 958 1,744 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 3Q15Rate 2Q15Rate 1Q15Rate 4Q14Rate 3Q14Rate 2Q14Rate 1Q14Rate 4Q13Rate 42277 42185 42094 42004 41912 41820 41729 41639 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Financial Highlights (Dollars in thousands): 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 1406999 Loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,878 $,977,139 $,939,517 ,800,667 ,881,099 2199999 Deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229 $1,105,624 $1,108,254 1,050,312 1,044,854 Net income available to common stockholders Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,839 Performance Ratios - Annualized: Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average common equity Return on average common equity (1) 9.00284124502541E-2 7.2697830172170172E-2 0.23950696235661378 4.3030320636307295E-2 0.26844139125477523 7.0491627172676583E-2 0.10095195420779574 0.11975036413659168 Return on average tangible common equity (ROATCE) Return on average tangible common equity (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Return on average total equity Return on average total equity 8.9644958032670377E-2 7.297961316737285E-2 0.23314715809012018 5.0226866463435771E-2 0.23163770107758885 7.176855796790331E-2 9.2610157663933046E-2 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Adjusted yield on loans Adjusted yield on loans (1) 7.959529152802923E-2 8.9601558838512063E-2 8.0397688995995198E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 0 Cost of interest bearing deposits Cost of interest bearing deposits 6.8796934733585564E-3 6.54517963379995E-3 6.3951498415804036E-3 6.0661803781625586E-3 5.6235418025325995E-3 4.9723382763107943E-3 4.9529505930945772E-3 5.4685335335321718E-3 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.5055583032907881E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Cost of total funds Cost of total funds 6.4046469275360288E-3 6.2941260201030058E-3 6.2858117383082562E-3 6.4875091454054106E-3 5.8729585528498511E-3 5.3177644688143901E-3 5.6330084733198548E-3 5.8716766893925267E-3 Net interest margin Net interest margin (1) 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Adjusted Net interest margin Adjusted net interest margin (1) 6.1436271756382291E-2 6.7780562435600544E-2 5.7604540171474206E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 1E-4 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality:(2) Past due to total loans Past due to total loans 2.137702619720502E-2 2.3286123022975173E-2 2.910264816369169E-2 2.5674809469935715E-2 2.6055249048497705E-2 2.8153827977567197E-2 2.9871344766301097E-2 2.781185769136045E-2 Nonperforming loans to total loans Non-performing loans to total loans 9.7392982879454248E-3 1.1234697604450155E-2 1.660889459249431E-2 1.6580834852735617E-2 1.7974533817604249E-2 1.5419625190390382E-2 1.3167771370619745E-2 1.4064253846616555E-2 Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to nonperforming loans ALLL to non-performing loans 1 0.88509652509652514 0.55277099827370679 0.53021000885162317 0.41677062208936683 0.43162835645751363 0.43924879066679312 0.29414138153647512 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital:(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Total equity to total assets Total equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.13045548662278719 0.1179212021529205 0.12657403141028015 0.1246637252258694 Total stockholders' equity to total assets Total stockholders' equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.11124118263514976 9.9516319157493802E-2 0.10576084231780417 0.10370720944357266 Tangible common stockholders' equity to tangible assets Tangible common stockholders' equity to tangible assets 0.14504508825767878 0.14512847387061648 0.14746313984770282 0.14004819764973347 8.3763721184769643E-2 7.211941675800243E-2 7.8503422152235103E-2 7.5679908200133011E-2 Per Share Amounts: Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Shares outstanding end of period Shares outstanding end of period 18,040,072 18,041,072 17,963,782.93 17,963,782.93 9,886,778 9,845,819 9,846,096 9,832,585 From Bloomberg Terminal: TBK Equity BKX Index CBNK Index Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price 42004 100 100 100 42004 1 1 1 42006 99.631 99.717200000000005 99.101799999999997 42006 0.99631000000000003 0.99717200000000006 0.99101799999999995 42009 99.483400000000003 96.781599999999997 96.858900000000006 42009 0.994834 0.96781600000000001 0.96858900000000003 42010 99.631 94.209500000000006 94.656899999999993 42010 0.99631000000000003 0.94209500000000002 0.94656899999999988 42011 98.745400000000004 95.017499999999998 95.339299999999994 42011 0.98745400000000005 0.95017499999999999 0.95339299999999993 42012 95.793400000000005 96.687299999999993 96.814800000000005 42012 0.95793400000000006 0.96687299999999998 0.96814800000000001 42013 95.2029 94.505799999999994 94.624700000000004 42013 0.95202900000000001 0.94505799999999995 0.94624700000000006 42016 95.572000000000003 93.522800000000004 93.753600000000006 42016 0.95572000000000001 0.93522800000000006 0.93753600000000004 42017 98.966800000000006 92.876400000000004 93.677599999999998 42017 0.9896680000000001 0.92876400000000003 0.93677599999999994 42018 100.369 91.045000000000002 92.442099999999996 42018 1.00369 0.91044999999999998 0.92442099999999994 42019 99.483400000000003 89.415599999999998 91.393600000000006 42019 0.994834 0.89415599999999995 0.91393600000000008 42020 101.1808 90.694900000000004 92.894800000000004 42020 1.011808 0.90694900000000001 0.928948 42024 97.786000000000001 90.008099999999999 92.057699999999997 42024 0.97786000000000006 0.90008100000000002 0.92057699999999998 42025 96.014799999999994 90.533299999999997 91.622 42025 0.96014799999999989 0.90533299999999994 0.91622000000000003 42026 97.417000000000002 93.792100000000005 94.703800000000001 42026 0.97416999999999998 0.937921 0.94703800000000005 42027 97.638400000000004 92.4589 93.790700000000001 42027 0.97638400000000003 0.92458899999999999 0.93790700000000005 42030 95.7196 93.24 94.498599999999996 42030 0.95719600000000005 0.9323999999999999 0.94498599999999999 42031 97.564599999999999 92.041499999999999 93.440100000000001 42031 0.97564600000000001 0.92041499999999998 0.93440100000000004 42032 95.3506 89.792599999999993 91.225800000000007 42032 0.95350599999999996 0.89792599999999989 0.91225800000000001 42033 96.383799999999994 91.166200000000003 92.512600000000006 42033 0.96383799999999997 0.91166200000000008 0.92512600000000011 42034 95.941000000000003 89.873400000000004 91.145099999999999 42034 0.95940999999999999 0.89873400000000003 0.91145100000000001 42037 95.7196 91.8125 93.389899999999997 42037 0.95719600000000005 0.91812499999999997 0.93389899999999992 42038 96.974199999999996 93.6036 95.110799999999998 42038 0.96974199999999999 0.93603599999999998 0.95110799999999995 42039 94.8339 93.091800000000006 94.530500000000004 42039 0.94833900000000004 0.93091800000000002 0.94530500000000006 42040 94.0959 94.344200000000001 96.232500000000002 42040 0.94095899999999999 0.943442 0.96232499999999999 42041 93.284099999999995 96.054400000000001 97.435400000000001 42041 0.93284099999999992 0.96054400000000006 0.97435400000000005 42044 89.077500000000001 95.435000000000002 96.289500000000004 42044 0.89077499999999998 0.95435000000000003 0.96289500000000006 42045 89.298900000000003 96.081299999999999 96.707599999999999 42045 0.89298900000000003 0.96081300000000003 0.96707600000000005 42046 91.143900000000002 95.717799999999997 96.164000000000001 42046 0.911439 0.95717799999999997 0.96164000000000005 42047 93.136499999999998 97.616500000000002 97.796999999999997 42047 0.931365 0.97616500000000006 0.97797000000000001 42048 96.162400000000005 97.683800000000005 98.111199999999997 42048 0.96162400000000003 0.9768380000000001 0.98111199999999998 42052 95.941000000000003 98.168599999999998 98.608900000000006 42052 0.95940999999999999 0.98168599999999995 0.9860890000000001 42053 95.129199999999997 96.795000000000002 97.297300000000007 42053 0.95129200000000003 0.96794999999999998 0.97297300000000009 42054 96.679000000000002 96.633499999999998 97.171499999999995 42054 0.96679000000000004 0.96633499999999994 0.971715 42055 95.793400000000005 97.535700000000006 97.670199999999994 42055 0.95793400000000006 0.97535700000000003 0.97670199999999996 42058 95.7196 97.091300000000004 97.437899999999999 42058 0.95719600000000005 0.97091300000000003 0.974379 42059 95.129199999999997 98.060900000000004 97.976500000000001 42059 0.95129200000000003 0.98060900000000006 0.979765 42060 94.8339 98.101299999999995 97.826499999999996 42060 0.94833900000000004 0.98101299999999991 0.97826499999999994 42061 94.8339 97.805000000000007 98.149500000000003 42061 0.94833900000000004 0.97805000000000009 0.98149500000000001 42062 93.431700000000006 97.347200000000001 97.707499999999996 42062 0.93431700000000006 0.973472 0.97707499999999992 42065 94.317300000000003 98.330200000000005 98.446299999999994 42065 0.94317300000000004 0.98330200000000001 0.98446299999999998 42066 95.867199999999997 98.222499999999997 98.065799999999996 42066 0.95867199999999997 0.98222500000000001 0.98065799999999992 42067 95.572000000000003 97.683800000000005 97.589699999999993 42067 0.95572000000000001 0.9768380000000001 0.9758969999999999 42068 96.0886 98.047399999999996 97.997299999999996 42068 0.96088600000000002 0.98047399999999996 0.97997299999999998 42069 95.2029 98.357100000000003 98.4512 42069 0.95202900000000001 0.98357099999999997 0.98451200000000005 42072 95.941000000000003 98.734200000000001 99.1584 42072 0.95940999999999999 0.98734200000000005 0.99158400000000002 42073 95.645799999999994 96.310299999999998 97.485399999999998 42073 0.95645799999999992 0.96310299999999993 0.974854 42074 95.572000000000003 97.185599999999994 98.141800000000003 42074 0.95572000000000001 0.97185599999999994 0.98141800000000001 42075 95.7196 99.649900000000002 100.49420000000001 42075 0.95719600000000005 0.99649900000000002 1.004942 42076 95.941000000000003 98.909199999999998 100.1326 42076 0.95940999999999999 0.98909199999999997 1.0013259999999999 42079 96.236199999999997 99.555599999999998 100.2607 42079 0.96236199999999994 0.995556 1.002607 42080 96.679000000000002 99.771100000000004 100.6194 42080 0.96679000000000004 0.99771100000000001 1.006194 42081 96.752799999999993 99.5017 100.0962 42081 0.96752799999999994 0.99501700000000004 1.0009619999999999 42082 96.236199999999997 98.303299999999993 99.693700000000007 42082 0.96236199999999994 0.98303299999999993 0.99693700000000007 42083 94.612499999999997 99.528700000000001 100.9551 42083 0.94612499999999999 0.99528700000000003 1.0095510000000001 42086 97.269400000000005 98.801500000000004 100.50149999999999 42086 0.97269400000000006 0.98801500000000009 1.005015 42087 97.786000000000001 97.899299999999997 100.262 42087 0.97786000000000006 0.978993 1.0026200000000001 42088 96.0886 96.283299999999997 98.667299999999997 42088 0.96088600000000002 0.96283299999999994 0.98667300000000002 42089 95.3506 96.552599999999998 99.225300000000004 42089 0.95350599999999996 0.965526 0.99225300000000005 42090 96.162400000000005 96.134200000000007 98.996899999999997 42090 0.96162400000000003 0.96134200000000003 0.98996899999999999 42093 96.974199999999996 97.545599999999993 100.42829999999999 42093 0.96974199999999999 0.97545599999999988 1.004283 42094 100.81180000000001 97.177400000000006 100.1534 42094 1.0081180000000001 0.97177400000000003 1.0015340000000001 42095 99.631 96.889099999999999 100.0741 42095 0.99631000000000003 0.96889099999999995 1.0007410000000001 42096 100.5904 97.629300000000001 100.55459999999999 42096 1.0059040000000001 0.97629299999999997 1.0055459999999998 42100 98.597800000000007 97.295299999999997 100.03100000000001 42100 0.98597800000000002 0.97295299999999996 1.00031 42101 99.335800000000006 97.525700000000001 100.1095 42101 0.99335800000000007 0.97525700000000004 1.0010950000000001 42102 99.040599999999998 97.709100000000007 100.1718 42102 0.99040600000000001 0.97709100000000004 1.0017180000000001 42103 99.114400000000003 98.119500000000002 100.0823 42103 0.99114400000000002 0.98119500000000004 1.000823 42104 99.040599999999998 98.009 100.11620000000001 42104 0.99040600000000001 0.98009000000000002 1.0011620000000001 42107 98.671599999999998 98.662099999999995 100.9178 42107 0.98671599999999993 0.98662099999999997 1.0091779999999999 42108 99.262 98.363600000000005 100.3921 42108 0.99262000000000006 0.98363600000000007 1.0039210000000001 42109 98.966800000000006 99.111800000000002 101.49720000000001 42109 0.9896680000000001 0.99111800000000005 1.014972 42110 98.966800000000006 99.240399999999994 101.4238 42110 0.9896680000000001 0.99240399999999995 1.014238 42111 98.893000000000001 97.882099999999994 99.788300000000007 42111 0.98892999999999998 0.97882099999999994 0.99788300000000008 42114 100 98.266199999999998 100.67489999999999 42114 1 0.98266199999999992 1.0067489999999999 42115 99.040599999999998 97.968299999999999 100.92489999999999 42115 0.99040600000000001 0.97968299999999997 1.0092489999999998 42116 97.564599999999999 98.944900000000004 101.3377 42116 0.97564600000000001 0.98944900000000002 1.013377 42117 97.786000000000001 98.697400000000002 101.2188 42117 0.97786000000000006 0.98697400000000002 1.0121880000000001 42118 97.417000000000002 98.005700000000004 100.68859999999999 42118 0.97416999999999998 0.98005700000000007 1.0068859999999999 42121 97.712199999999996 97.747900000000001 100.0492 42121 0.97712199999999994 0.97747899999999999 1.0004919999999999 42122 98.228800000000007 98.680599999999998 101.3798 42122 0.98228800000000005 0.98680599999999996 1.013798 42123 102.50920000000001 99.599000000000004 101.4991 42123 1.0250920000000001 0.99599000000000004 1.014991 42124 99.040599999999998 99.238900000000001 100.25190000000001 42124 0.99040600000000001 0.99238899999999997 1.0025190000000002 42125 97.859800000000007 99.590100000000007 99.841099999999997 42125 0.97859800000000008 0.99590100000000004 0.99841099999999994 42128 96.531400000000005 100.9713 100.80159999999999 42128 0.96531400000000001 1.0097130000000001 1.008016 42129 96.900400000000005 100.4706 100.3135 42129 0.96900400000000009 1.0047060000000001 1.0031350000000001 42130 97.786000000000001 100.0625 100.7561 42130 0.97786000000000006 1.0006250000000001 1.0075609999999999 42131 97.048000000000002 99.922399999999996 100.5057 42131 0.97048000000000001 0.999224 1.0050570000000001 42132 97.638400000000004 101.12009999999999 100.9996 42132 0.97638400000000003 1.011201 1.0099960000000001 42135 99.040599999999998 101.24469999999999 101.5132 42135 0.99040600000000001 1.0124469999999999 1.0151319999999999 42136 97.490799999999993 101.30500000000001 101.7735 42136 0.97490799999999989 1.01305 1.0177350000000001 42137 99.852400000000003 101.839 102.14279999999999 42137 0.99852400000000008 1.0183899999999999 1.021428 42138 98.819199999999995 102.2375 102.717 42138 0.98819199999999996 1.022375 1.0271699999999999 42139 97.048000000000002 101.1692 101.47110000000001 42139 0.97048000000000001 1.011692 1.0147110000000001 42142 97.048000000000002 102.2654 102.9122 42142 0.97048000000000001 1.022654 1.0291220000000001 42143 97.121799999999993 103.5633 103.7788 42143 0.97121799999999991 1.035633 1.0377879999999999 42144 95.645799999999994 102.77719999999999 103.31480000000001 42144 0.95645799999999992 1.0277719999999999 1.033148 42145 94.760099999999994 102.678 103.0945 42145 0.94760099999999992 1.02678 1.030945 42146 95.424400000000006 102.52589999999999 102.66 42146 0.95424400000000009 1.0252589999999999 1.0266 42150 93.062700000000007 101.8051 101.92919999999999 42150 0.93062700000000009 1.018051 1.0192919999999999 42151 92.915099999999995 102.81610000000001 102.97329999999999 42151 0.92915099999999995 1.0281610000000001 1.029733 42152 92.177099999999996 102.65170000000001 102.9957 42152 0.92177100000000001 1.0265170000000001 1.029957 42153 91.734300000000005 101.6841 102.2623 42153 0.91734300000000002 1.0168410000000001 1.0226230000000001 42156 91.143900000000002 101.30249999999999 101.9074 42156 0.911439 1.0130249999999998 1.019074 42157 91.808099999999996 102.2043 103.0565 42157 0.91808099999999992 1.022043 1.030565 42158 93.726900000000001 103.5569 104.40009999999999 42158 0.93726900000000002 1.035569 1.044001 42159 93.726900000000001 102.68429999999999 103.6045 42159 0.93726900000000002 1.026843 1.0360450000000001 42160 93.726900000000001 104.4829 105.3344 42160 0.93726900000000002 1.044829 1.0533440000000001 42163 94.317300000000003 104.09310000000001 105.3869 42163 0.94317300000000004 1.0409310000000001 1.0538689999999999 42164 94.4649 105.003 106.2274 42164 0.94464899999999996 1.05003 1.0622739999999999 42165 95.498199999999997 106.3977 107.6245 42165 0.954982 1.063977 1.0762449999999999 42166 94.4649 106.2711 107.52760000000001 42166 0.94464899999999996 1.062711 1.0752760000000001 42167 94.243499999999997 106.16379999999999 107.4456 42167 0.94243500000000002 1.0616379999999999 1.0744560000000001 42170 97.786000000000001 105.8468 107.2599 42170 0.97786000000000006 1.058468 1.0725990000000001 42171 101.845 106.4285 108.2393 42171 1.0184500000000001 1.0642849999999999 1.0823929999999999 42172 100.738 105.5925 106.70659999999999 42172 1.0073799999999999 1.055925 1.0670659999999998 42173 98.597800000000007 106.1635 107.58969999999999 42173 0.98597800000000002 1.0616349999999999 1.0758969999999999 42174 94.022099999999995 105.2615 107.5337 42174 0.94022099999999997 1.0526150000000001 1.075337 42177 95.867199999999997 106.5652 108.92749999999999 42177 0.95867199999999997 1.065652 1.089275 42178 96.531400000000005 107.28700000000001 109.8197 42178 0.96531400000000001 1.07287 1.0981969999999999 42179 96.236199999999997 106.40860000000001 109.2371 42179 0.96236199999999994 1.0640860000000001 1.092371 42180 97.933599999999998 105.7634 109.512 42180 0.97933599999999998 1.057634 1.0951200000000001 42181 100.07380000000001 106.104 109.8964 42181 1.0007380000000001 1.06104 1.0989640000000001 42184 98.450199999999995 103.4525 107.38209999999999 42184 0.98450199999999999 1.0345249999999999 1.0738209999999999 42185 97.048000000000002 103.9457 107.7329 42185 0.97048000000000001 1.0394570000000001 1.077329 42186 98.376400000000004 105.1163 108.9936 42186 0.98376400000000008 1.0511629999999998 1.089936 42187 97.712199999999996 104.1763 107.5515 42187 0.97712199999999994 1.041763 1.075515 42191 94.8339 103.7567 107.6024 42191 0.94833900000000004 1.0375669999999999 1.0760240000000001 42192 94.760099999999994 102.937 106.38760000000001 42192 0.94760099999999992 1.0293699999999999 1.063876 42193 93.284099999999995 100.9068 105.5886 42193 0.93284099999999992 1.0090680000000001 1.0558860000000001 42194 94.0959 102.0159 106.7363 42194 0.94095899999999999 1.020159 1.0673630000000001 42195 95.867199999999997 103.3796 108.0359 42195 0.95867199999999997 1.0337959999999999 1.0803590000000001 42198 95.867199999999997 104.565 108.84820000000001 42198 0.95867199999999997 1.04565 1.0884819999999999 42199 96.679000000000002 105.09050000000001 109.1341 42199 0.96679000000000004 1.050905 1.0913410000000001 42200 97.638400000000004 106.32940000000001 109.58159999999999 42200 0.97638400000000003 1.063294 1.0958159999999999 42201 98.450199999999995 107.3604 109.8823 42201 0.98450199999999999 1.073604 1.0988230000000001 42202 98.524000000000001 106.65219999999999 109.1409 42202 0.98524 1.066522 1.0914090000000001 42205 96.383799999999994 107.0778 109.62009999999999 42205 0.96383799999999997 1.070778 1.096201 42206 94.907700000000006 107.0703 109.188 42206 0.94907700000000006 1.070703 1.09188 42207 94.391099999999994 108.286 110.34529999999999 42207 0.94391099999999994 1.0828599999999999 1.103453 42208 93.505499999999998 107.3897 108.9024 42208 0.93505499999999997 1.0738970000000001 1.089024 42209 92.398499999999999 105.5856 107.9978 42209 0.92398499999999995 1.0558559999999999 1.0799779999999999 42212 98.302599999999998 104.4666 107.2154 42212 0.98302599999999996 1.0446660000000001 1.0721540000000001 42213 102.6568 104.9336 107.1979 42213 1.0265680000000001 1.049336 1.071979 42214 98.671599999999998 105.78579999999999 107.4425 42214 0.98671599999999993 1.057858 1.074425 42215 101.9926 106.1905 107.8991 42215 1.0199259999999999 1.0619050000000001 1.078991 42216 103.7638 105.4629 107.7518 42216 1.0376380000000001 1.054629 1.077518 42219 105.1661 105.2814 107.83580000000001 42219 1.051661 1.0528140000000001 1.0783580000000001 42220 104.5018 105.5553 108.16030000000001 42220 1.045018 1.055553 1.0816030000000001 42221 104.059 106.10760000000001 109.04 42221 1.0405899999999999 1.0610760000000001 1.0904 42222 103.7638 105.6662 108.3524 42222 1.0376380000000001 1.056662 1.0835239999999999 42223 104.72320000000001 105.331 107.80029999999999 42223 1.0472320000000002 1.05331 1.0780029999999998 42226 105.3137 107.0902 109.28619999999999 42226 1.053137 1.070902 1.092862 42227 106.4945 105.45050000000001 107.988 42227 1.064945 1.054505 1.07988 42228 104.6494 103.7811 106.1237 42228 1.046494 1.037811 1.061237 42229 103.3948 104.3416 106.55800000000001 42229 1.0339480000000001 1.0434159999999999 1.06558 42230 105.46129999999999 105.361 107.967 42230 1.054613 1.0536099999999999 1.0796699999999999 42233 107.0111 105.4391 108.1735 42233 1.070111 1.0543909999999999 1.0817350000000001 42234 105.7565 105.5442 107.99039999999999 42234 1.0575650000000001 1.055442 1.079904 42235 104.428 104.41759999999999 106.77030000000001 42235 1.0442799999999999 1.044176 1.0677030000000001 42236 102.952 101.4209 104.19280000000001 42236 1.02952 1.0142090000000001 1.041928 42237 104.1328 98.289000000000001 103.2311 42237 1.041328 0.98289000000000004 1.032311 42240 103.1734 92.941000000000003 98.603800000000007 42240 1.0317339999999999 0.92941000000000007 0.98603800000000008 42241 104.428 91.337299999999999 97.3 42241 1.0442799999999999 0.91337299999999999 0.97299999999999998 42242 105.5351 95.427899999999994 100.1972 42242 1.0553509999999999 0.95427899999999999 1.0019719999999999 42243 104.94459999999999 98.138300000000001 101.8154 42243 1.0494459999999999 0.98138300000000001 1.018154 42244 104.94459999999999 97.975200000000001 101.9832 42244 1.0494459999999999 0.97975199999999996 1.0198320000000001 42247 106.7897 97.717100000000002 102.7025 42247 1.0678969999999999 0.97717100000000001 1.0270250000000001 42248 105.23990000000001 93.528199999999998 99.182900000000004 42248 1.0523990000000001 0.93528199999999995 0.99182900000000007 42249 107.30629999999999 95.104500000000002 100.5371 42249 1.0730629999999999 0.95104500000000003 1.005371 42250 107.1587 95.943200000000004 101.0766 42250 1.0715870000000001 0.95943200000000006 1.0107660000000001 42251 106.4207 94.263499999999993 100.5269 42251 1.0642069999999999 0.94263499999999989 1.005269 42255 108.3395 96.871300000000005 102.9735 42255 1.0833950000000001 0.96871300000000005 1.0297350000000001 42256 107.7491 95.666200000000003 102.3105 42256 1.077491 0.95666200000000001 1.0231050000000002 42257 110.99630000000001 96.284400000000005 103.1366 42257 1.109963 0.96284400000000003 1.031366 42258 111.4391 96.162899999999993 103.2401 42258 1.1143909999999999 0.96162899999999996 1.0324009999999999 42261 115.941 96.259600000000006 103.5234 42261 1.1594100000000001 0.96259600000000001 1.035234 42262 120 97.783299999999997 104.69029999999999 42262 1.2 0.97783299999999995 1.0469029999999999 42263 120.8856 98.135300000000001 104.8801 42263 1.2088559999999999 0.98135300000000003 1.0488010000000001 42264 118.8192 95.883600000000001 102.9414 42264 1.1881919999999999 0.95883600000000002 1.0294140000000001 42265 122.583 93.564499999999995 101.16970000000001 42265 1.22583 0.93564499999999995 1.0116970000000001 42268 122.3616 94.703500000000005 102.4931 42268 1.223616 0.94703500000000007 1.024931 42269 123.83759999999999 93.487899999999996 101.7002 42269 1.2383759999999999 0.93487900000000002 1.017002 42270 122.87820000000001 93.570099999999996 102.3819 42270 1.228782 0.935701 1.023819 42271 123.1734 93.056600000000003 103.02379999999999 42271 1.2317340000000001 0.930566 1.030238 42272 122.50920000000001 94.913799999999995 103.55410000000001 42272 1.2250920000000001 0.94913799999999993 1.035541 42275 122.87820000000001 92.403000000000006 102.2034 42275 1.228782 0.92403000000000002 1.0220340000000001 42276 122.14019999999999 92.697900000000004 102.2675 42276 1.2214019999999999 0.926979 1.022675 42277 123.98520000000001 94.016000000000005 103.52760000000001 42277 1.239852 0.94016000000000011 1.0352760000000001 42277 42185 42094 42004 41912 41820 41729 41639 Loans September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 Commercial real estate $,247,175 $,234,090 $,236,659 $,249,164 $,261,836 $,265,129 $,268,863 $,331,462 $13,085 Construction, land development, land 52,446 46,743 52,203 42,914 45,996 43,040 39,230 37,626 $5,703 1-4 family residential properties 77,043 75,588 73,605 78,738 80,419 81,187 79,542 91,301 $1,455 Farmland 25,784 25,701 24,805 22,496 20,059 19,644 20,114 20,294 $83 Commercial ,468,055 ,454,161 ,371,614 ,364,566.5 ,340,316 ,328,361 ,234,986 ,255,655 $13,894 Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 Consumer 10,632 10,993 11,201 11,941 12,527 13,525 13,515 13,878 $-,361 Mortgage warehouse ,102,363 ,105,687 69,907 55,148 46,874 32,359 14,886 13,513 $-3,324 -3.1% Total loans $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 $32,622 2.8% $,179,423.5 0.17837510034770634 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 equip Equipment* $,143,483 $,138,018 $,118,273 $,106,354 $94,459.5 $71,198 $58,737.422149999991 $48,978.417549999998 $5,465 3.9596284542595894 Asset based lending (General)* 85,641 64,836 36,511 46,388 50,046.1 48,699.38659999998 39,643.64040000005 30,826.65713 $20,805 Asset based lending (Healthcare)* 66,832 65,083 59,572 41,770 40,885 45,751 0 0 $1,749 ABC Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 TCF Commercial finance $,497,759 $,467,653 $,385,808 $,375,422 $,354,502.6 $,321,920.3865999996 $,227,911.48619 $,197,175.7467999999 $30,106 6.4% $,111,951 0.29017283208227929 0.25821460605370899 Total loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 Commercial finance as a % of total 0.41994311993324901 0.40570965550686705 0.3814420146997467 0.37322835037069624 0.36279649057094226 0.34264418702375793 0.28465202910823101 0.22378311027478182 Community banking as a % of total 0.58005688006675094 0.59429034449313289 0.6185579853002533 0.62677164962930376 0.63720350942905779 0.65735581297624202 0.71534797089176894 0.77621688972521818 *TCF abbreviated Triumph Commercial Finance. THF abbreviated Triumph Health Care Finance ABL ,152,473 ,129,919 96,083 88,158 90,931.1 94,450.38659999991 39,643.64040000005 30,826.65713 $22,554 0.17360047414158053 $30,106 $81,845 6.4% 0.21213919877244639 91 91 365 365 0.25821460605370899 0.85088799507629598 ,172,099 ,186,224 BegBal Prov CO Rec EndBal (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance CRE Commercial real estate $385.78817982433196 $164.0521328953597 $-18.406470000000002 $0.76265000000000027 $532.59649271969158 constr Construction, land development, land 339.86845387216385 -19.563314057121701 0 12.571809999999999 333.27694981504214 1-4fam 1-4 family residential properties 182.28786331615527 176.45496121205952 -,144.87037999999993 2.1677299999999988 215.04017452821486 farm Farmland 12.796907360000001 5.8012048199999988 0 0 18.99811218 C&I Commercial 3,057.4738511739374 945.09904787984544 -1 1.5641500000000046 4,003.1370490537824 Fact Factored receivables 3,137.1218754499996 437.64657819999968 -,124.84399999999999 12.418000000000003 3,461.5424536499995 cons Consumer 86.723048132492011 81.950120986337794 -78.904239999999845 50.024059999999977 139.99298911882994 Mort Mortgage warehouse 118.0760981 19.900531300000019 0 0 138.37662940000001 Total Loans $7,320.1362772290804 $1,811.3412632364805 $-,368.2508999999975 $79.50839999999998 $8,842.9608504655607 (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance Equip Equipment* $990.08908425926916 $262.81430401193325 $0 $0 $1,253.3033882712025 ABL Asset based lending (General)* 955.17220410000004 92.470227699999924 0 0 1,047.1424317999999 ABLH Asset based lending (Healthcare)* 342.18 16.400174999999933 0 0 358.08017499999994 Fact Factored receivables 3,136.6218754499996 437.64657819999968 -,124.84399999999999 11.618000000000002 3,461.5424536499995 Commercial finance $5,424.631638092691 $809.3312849119327 $-,124.84399999999999 $11.618000000000002 $6,120.68448721202 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Non-interest bearing demand $12,048 $14,427 $17,986 $,150,238 $,155,879 $,176,245 $,154,749.83000999998 $,179,847.54459000003 $,167,538 $,164,560 $,167,931 Interest bearing deposits 48,151 50,342 50,516 ,481,080 ,479,412 ,514,259 ,461,252 ,479,480 ,481,728 ,474,229 ,455,354 Certificates of deposit ,163,185 ,197,218 ,215,221 ,354,940 ,356,844 ,367,731 ,439,603 ,455,901 ,474,413 ,500,451 ,526,732 Other brokered funds Brokered deposits 0 0 0 58,596 58,177 50,019 50,019 50,000 50,000 50,019 50,019 Total deposits ,223,384 ,261,987 ,283,723 1,044,854 1,050,312 1,108,254 1,105,623.8300099999 1,165,228.5445900001 1,173,679 1,189,259 1,200,036 Interest-bearing demand 0 0 0 ,199,826 ,209,170 ,248,992 ,209,491.49296 ,236,524.32788 ,231,718 ,228,909 ,206,603 Individual retirement accounts 27,959 29,974 30,647 54,512 54,709 53,856 53,010.99260000003 53,688.661569999997 55,773 56,285 58,619 Money market 20,192 20,368 19,869 ,157,406 ,142,522 ,138,204 ,125,369.75075000001 ,117,514.46862 ,120,001 ,116,019 ,117,888 Savings 0 0 0 69,336 73,011 73,207 73,303.316600000006 71,689.613289999994 74,236 73,016 72,244 Summary of fair values of assets acquired, liabilities assumed, consideration paid, and the resulting goodwill: Acquisition Summary (Dollars in thousands) Summary of Fair Values (Dollars in thousands) Fair value of net assets acquired: Cash $8,273.1309999999994 Equity of DMI (fair value of net DMI assets) $,146,454.85 Source Doral Money, Inc. Accounting Memo CLO securities 98,315.937000000005 CLO management contracts 1,918 SNC loans 36,764.720999999998 Fair value of net assets acquired ,148,372.85 Prepaid income tax 3,014.2130000000002 Other assets/liabilities 87.063000000000002 Consideration Transferred: Fair value of DMI net assets $,146,455.6499999997 Cash paid at closing ,133,262.51999999999 Fair value of CLO contracts 1,917.7850000000001 Sales price adjustment 2,601 Net fair value of acquired assets $,148,372.84999999998 Consideration Transferred ,135,864.17199999999 Consideration transferred -,135,864.17199999999 Bargain purchase gain, nontaxable $12,508.677999999985 Bargain purchase gain: $12,508.678 Transaction costs, net of tax -,157.93799999999999 Incremental bonus, net of tax -1,137.5 Escrow recovery from Doral Healthcare, net of tax 195 Net contribution of acquisition $11,408.239999999985 A B A + B C A + B + C ($ in thousands) Non-Accrual Loans Restructured Loans Non-Performing Loans Other Real Estate Owned Non-Performing Assets TCB Quarterly Reports and Loans TSB Commercial real estate $1,995.4237699999999 $0 $1,995.4237699999999 $4,069 $6,064.4237699999994 Construction, land development, land 0 0 0 3,905 3,905 1-4 family residential properties 637.99248999999998 0 637.99248999999998 449 1,086.9924900000001 Farmland 0 0 0 0 0 Commercial 6,250.3588499999996 0 6,250.3588499999996 0 6,250.3588499999996 Factored receivables 650.70261199999993 0 650.70261199999993 0 650.70261199999993 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 PCI 6,205.8971299999994 0 6,205.8971299999994 0 6,205.8971299999994 Community Banking $15,740.374851999997 $0 $15,740.374851999997 $8,423 $24,163.374852000001 TCF equipment $839.68677000000002 $0 $839.68677000000002 $0 $839.68677000000002 TCF asset based lending 0 0 0 0 THF asset based lending 98.353589999999855 0 98.353589999999855 0 98.353589999999855 Factored receivables 0 0 0 0 Commercial finance $938.04035999999985 $0 $938.04035999999985 $0 $938.04035999999985 Total loans $16,678.415211999996 $8,423 $25,101.415212 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Community Banking 131.38499999999999 145.125 126.494 683.92392532000008 572.75551381000002 617.59696134000001 622.63633463000008 630.4559999999999 625.63800000000003 685.02599999999995 687.54200000000003 Equipment 15.093999999999999 20.239999999999998 22.992999999999999 48.978417549999996 58.737422149999993 71.197999999999993 94.459500000000006 106.354 118.273 138.018 143.483 Asset based lending (Healthcare) 0 0 0 0 0 45.750999999999998 40.884999999999998 41.77 59.572000000000003 65.082999999999998 66.831999999999994 Asset based lending (General) 5.5289999999999999 4.8449999999999998 12.436999999999999 30.826657130000001 39.643064040000006 48.699038659999999 50.046099999999996 46.387999999999998 36.511000000000003 64.835999999999999 85.641000000000005 Factored receivables 81.5 98.576999999999998 103.46899999999999 117.37 129.53100000000001 156.27199999999999 169.11199999999999 180.91 171.452 199.71600000000001 201.803 Q3 2015 Commercial Finance Products $497.75900000000001 Community Banking $687.54200000000003 Q3 2015 % of Total % of Commercial Finance Equipment $143.483 0.12105195220454552 0.28825797223154176 Asset based lending (Healthcare) $66.831999999999994 5.6% 0.13426577922247512 Asset based lending (General) $85.641000000000005 7.2% 0.1720531421832654 Factored receivables $201.803 0.17025464417898914 0.40542310636271767 Real Estate & Farmland $402.44799999999998 Commercial Real Estate $247.17500000000001 Commercial $172.09899999999999 Construction, Land Development, Land $52.445999999999998 Consumer $10.632 1-4 Family Residential Properties $77.043000000000006 Mortgage Warehouse $102.363 Farmland $25.783999999999999 Commercial $172.09899999999999 Consumer $10.632 Mortgage Warehouse $102.363 42277 % of Total % of Community Banking Commercial Real Estate $247.17500000000001 0.20853352861425076 0.35950531022104831 Construction, Land Development, Land $52.445999999999998 4.4% 7.6% 1-4 Family Residential Properties $77.043000000000006 6.5% 0.11205569986997159 Farmland $25.783999999999999 2.2% 3.8% Commercial $172.09899999999999 0.14519434304029102 0.25031052648420021 Consumer $10.632 .9% 1.5% Mortgage Warehouse $102.363 8.6% 0.14888254099385928 REAL ESTATE Commercial Real Estate $247.17500000000001 Construction, Land & Development $52.445999999999998 1-4 Family Residential $77.043000000000006 Farmland $25.783999999999999 COMMERCIAL $172.09899999999999 CONSUMER $10.632 MORTGAGE WAREHOUSE $102.363 FACTORED RECEIVABLES $201.803 EQUIPMENT FINANCE $143.483 HEALTHCARE ASSET $66.831999999999994 BASED LENDING ASSET BASED LENDING $85.641000000000005 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs (000's) Net Chargeoffs (NCOs) 91 6 1,456 140 -61 125 308.65942000000001 287.60610999999989 202 365 83 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets (000's) Non-performing Assets (NPAs) 15.756 14.305999999999999 13.907999999999999 26.175000000000001 24.117999999999999 25.59 27.582776999999997 25.100643000000002 23.790315620000001 19.272653999999999 17.744960858573311 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42185YTD 42094YTD 42004YTD 41912YTD 41820YTD 41729YTD 41639YTD 42277 42185 42094 42004 41912 41820 41729 41639 42185 42094 42004 41912 41820 41729 41639 QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, June 30, March, 31, December 31, September 30, June 30, March 31, December 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2015 2015 2014 2014 2014 2014 2013 Interest income: InterestFeesLoans Loans, including fees $15,716 $17,158 $13,239 $14,138 $13,706 $13,860 $14,376 $12,906 $14,234 $13,239 $56,080 $41,942 $28,236 $14,376 $23,262 4406999 Factored receivables, including fees 8,829 8,654 7,509 8,367 7,681 6,838 5,272 5,205 16,163 7,509 28,158 19,791 12,110 5,272 17,938 4209999 Taxable securities 649 659 678 644 666 663 657 618 1,337 678 2,630 1,986 1,319 657 1,225 4208999 Tax exempt securities 17 16 12 14 15 15 16 39 28 12 60 46 31 16 39 4109999 Cash deposits 92 110 141 117 50 77 58 74 251 141 302 185 135 58 166 4999999 Total interest income 25,303 26,597 21,579 23,280 22,118 21,453 20,379 18,842 32,013 21,579 87,230 63,950 41,831 20,379 42,630 Interest expense: 5109999 Deposits 1,764 1,667 1,570 1,498 1,289 1,141 1,108 1,103 3,237 1,570 5,036 3,538 2,249 1,108 3,560 5201699 Senior secured note 0 0 0 173 134 137 140 123 0 0 584 411 276 140 123 5201999 Junior subordinated debentures 283 278 272 276 276 272 271 247 550 272 1,095 819 543 271 247 Other borrowings 25 7 12 4 24 22 5 11 19 12 55 51 28 5 3 5709999 Total interest expense 2,072 1,952 1,854 1,951 1,723 1,572 1,524 1,484 3,806 1,854 6,770 4,819 3,096 1,524 3,947 5799999 Net interest income 23,231 24,645 19,725 21,329 20,395 19,881 18,855 17,358 28,207 19,725 80,460 59,131 38,735 18,855 38,683 5809999 Provision for loan losses 165 2,541 645 1,811 1,375 1,747 925 1,057 3,186 645 5,858 4,047 2,672 925 3,412 5999999 Net interest income after provision for loan losses 23,066 22,104 19,080 19,518 19,020 18,134 17,930 16,301 25,021 19,080 74,602 55,084 36,063 17,930 35,271 Non-interest income: 6109999 Service charges on deposits 710 666 612 647 811 813 738 703 1,278 612 3,009 2,363 1,552 738 703 6112999 Card income 574 578 523 516 544 548 490 405 1,101 523 2,098 1,582 1,037 490 405 6206999 Net OREO gains/(losses) and valuation adjustments -58 52 26 -,242 -11 -,252 -77 86 78 26 -,582 -,340 -,329 -77 154 6201000 Net gains on sale of securities 15 242 0 61.62196999999999 9.5398499999999995 0 16.29447 0 242.32840999999999 0 88.456289999999996 25.834319999999998 16.29447 16.29447 -0.58610000000000007 6207999 Net gains on sale of loans 363 491 542 437 484 319 255 494 1,033 542 1,495 1,058 575 255 846 6308999 Fee income 542 502 422 553 448 421 398 355 924 422 1,820 1,267 819 398 1,189 6202999 Gain on branch sale 0 0 0 0 12,619 0 0 0 0 0 12,619 12,619 0 0 0 6306999 Bargain purchase gain 1,708 0 12,509 0 0 0 0 9,014 12,509 12,509 0 0 0 0 9,014 6301999 Asset management fees 1,744 1,274 958 486 374 129 0 0 2,232 958 989 503 129 0 0 Other 700 964 1,067 1,262.3780299999999 525.46014999999898 655 788.70552999999995 465 2,030.6715899999981 1,067 3,230.5437099999981 1,968.1656799999982 1,443.7055300000002 788.70552999999995 702.58610000000044 6999999 Total non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 11,522 21,428 16,659 24,767 21,046 5,243 2,609 13,013 Non-interest expense: 7199999 Salaries and employee benefits 12,416 12,042 13,269 12,752 11,032 9,471 8,876 8,322 25,311 13,269 42,131 29,379 18,347 8,876 20,737 7299999 Occupancy, furniture and equipment 1,575 1,555 1,572 1,429 1,319 1,336 1,390 1,119 3,127 1,572 5,474 4,044 2,725 1,390 2,465 7401999 FDIC insurance and other regulatory assessments 252 271 263 221 280 280 261 283 534 263 1,042 821 541 261 499 7403999 Professional fees 1,344 852 1,327 1,146 1,043 793 592 1,455 2,179 1,327 3,574 2,428 1,385 592 2,460 7801999 Amortization of intangible assets 1,179 895 764 727 746 724 726 620 1,659 764 2,923 2,196 1,451 726 620 7701999 Advertising and promotion 618 526 543 366 1,102 683 443 222 1,069 543 2,594 2,228 1,126 443 682 7602999 Communications and technology 951 927 886 961 954 945 888 754 1,813 886 3,748 2,787 1,834 888 1,412 Other 2,210 2,567 2,159 2,083 1,985 1,928 1,720 1,882 4,726 2,159 7,716 5,634 3,647 1,720 3,616 7899999 Total non-interest expense 20,545 19,635 20,783 19,685 18,461 16,160 14,896 14,657 40,418 20,783 69,202 49,517 31,056 14,896 32,724 7909999 Net income before income tax 8,819 7,238 14,956 3,554 16,363 4,607 5,643 13,166 6,031 14,956 30,167 26,613 10,250 5,643 48,284 7919999 Income tax expense 2,891 2,586 912 747 6,089 1,626 1,916 1,449 3,498 912 10,378 9,631 3,541 1,916 2,133 7999999 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,981 $3,727 $11,717 $2,533 $14,044 $19,789 $16,982 $6,709 $3,727 $13,427 9999991 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 -,696 -,579 -,399 -,387 -,192 -2,840 -2,054 -1,275 -,579 -1,588 9999992 Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,318 $2,146 $13,852 $16,949 $14,928 $5,434 $3,148 $11,839 365 365 92 92 91 90 92 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42004 41912 41820 41729 41639 AvgAssets 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 1,164,757.71273 5799999 #REF! #REF! #REF! #REF! #REF! 6999999 #REF! #REF! #REF! #REF! #REF! 5809999 #REF! #REF! #REF! #REF! #REF! 7899999 #REF! #REF! #REF! #REF! #REF! 7919999 #REF! #REF! #REF! #REF! #REF! 7999999 #REF! #REF! #REF! #REF! #REF! Return on average assets 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 3.991108388855516E-2 Efficiency ratio * 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q1 2014 Net interest margin #REF! #REF! #REF! #REF! #REF! Noninterest income #REF! #REF! #REF! #REF! #REF! Noninterest expense #REF! #REF! #REF! #REF! #REF! Net noninterest expense #REF! #REF! #REF! #REF! #REF! Pretax preprovision ROA #REF! #REF! #REF! #REF! #REF! Provision for loan & lease losses #REF! #REF! #REF! #REF! #REF! Pretax ROA #REF! #REF! #REF! #REF! #REF! Tax expense #REF! #REF! #REF! #REF! #REF! Return on average assets #REF! #REF! #REF! #REF! #REF! Efficiency ratio* 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Check ROA #REF! #REF! #REF! #REF! #REF! Nonperforming Assets Dec 31, Sep 30, Jun 30, Mar 31, Dec 31, (Dollars in thousands) 2014 2014 2014 2014 2013 Commercial real estate $1,995 $2,229.4071900000004 $259.05792357757764 $268.53541083089431 $276 Construction, land development, land 0 11.6 0 0 0 1-4 family residential properties 638 879.05610999999999 473.97733266666671 477.16052266666668 454 Farmland 0 0 0 0 0 Commercial 7,188 6,860.8523999999998 6,251.2413180933563 5,224.3902780933568 5,438 Factored receivables 651 812.6 133 58 89 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 Purchase credit impaired 6,206 6,770.1842999999981 7,369.7234256623988 4,514.9137884090824 6,135 Total nonperforming loans 16,678 17,563.699999999997 14,487 10,543 12,392 OREO acquired through foreclosure, net 8,423 10,019.4 11,103 13,575 13,783 Total nonperforming assets $25,101 $27,583.1 $25,590 $24,118 $26,175 Nonperforming assets to total assets 1.7336165945391179E-2 2.0465067465599444E-2 1.8200000000000001E-2 1.8599999999999998E-2 2.0299999999999999E-2 Nonperforming loans to total loans held for investment 1.6580834852735617E-2 1.7974924754819939E-2 1.54E-2 1.32E-2 1.4067303282522125E-2 Total past due loans to total loans held for investment 2.5674809469935715E-2 2.6055249048497705E-2 2.8199999999999999E-2 2.9899999999999999E-2 2.7816449016242334E-2 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 42277 42185 42094 42004 41912 41820 41729 365 365 365 365 365 365 365 92 91 90 92 92 91 90 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Manual Adj Dilutive effect of preferred stock 0 0 0 0 0 0 192 Manual Adj Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 6306999 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Manual Adj Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Manual Adj Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Diluted_Shrs Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Manual Adj Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16149825243375751 $0.2305633808643695 $0.31674073405328945 AvgCmnEqty Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Manual Adj Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity ,250,891 N/A ,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A AvgAssets Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets 1,563,989.7617899999 N/A 1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 7.3918758101229869E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 AvgTangEq Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 6306999 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Manual Adj Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 243 0 0 0 0 Manual Adj Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 AvgAssets Average total assets $1,565,697.7617899999 $1,511,045.2271500002 $1,449,791 $1,427,474.7515699998 $1,354,206.5291800001 $1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% DisAcrLYLD Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% DisAcrLNIM Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 3100799 3100899 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Shares outstanding end of period Common shares outstanding 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16148593101374989 $0.2305633808643695 $0.31674073405328945 Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity $,250,891 N/A $,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets $1,563,989.7617899999 N/A $1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 6.853469074332541E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, 3340 (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 0 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 243 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 Average total assets 1,565,697.7617899999 1,511,045.2271500002 1,449,791 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, #REF! (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 #REF! Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Common shares outstanding at end of period 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Yield on loans GAAP / Reported 0.12239999999999999 0.1229 0.12859999999999999 9.3799999999999994E-2 9.1749358297483319E-2 8.8303024444554082E-2 8.6561402229709025E-2 8.9767420092723954E-2 8.4957323547613289E-2 9.4944990035923063E-2 8.3393056676373922E-2 Adjusted yield on loans Adjusted 0.11169999999999999 0.11559999999999999 0.12479999999999999 7.6899999999999996E-2 7.7317465081969475E-2 7.7452772832623876E-2 8.0323701620639953E-2 8.2905499529188922E-2 8.0397688995995198E-2 8.9601558838512063E-2 7.959529152802923E-2 SNL U.S. Bank $1B-$5B 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net interest margin GAAP / Reported 8.7499999999999994E-2 9.0399999999999994E-2 9.06E-2 6.6799999999999998E-2 6.8500000000000005E-2 6.5847248715805218E-2 6.6862529147636018E-2 6.5799999999999997E-2 6.1100000000000002E-2 7.1999999999999995E-2 6.453943023929222E-2 Adjusted Net interest margin Adjusted* 7.9200000000000007E-2 8.4599999999999995E-2 8.7599999999999997E-2 5.4300000000000001E-2 5.7333693858374217E-2 5.7421265334969537E-2 6.1879312301024919E-2 6.0518137873070678E-2 5.7604540171474206E-2 6.7780562435600544E-2 6.1436271756382291E-2 SNL U.S. Bank $1B-$5B** 3.7699999999999997E-2 3.7999999999999999E-2 3.8300000000000001E-2 3.85E-2 3.7400000000000003E-2 3.7199999999999997E-2 3.7400000000000003E-2 3.7400000000000003E-2 3.6999999999999998E-2 3.6600000000000001E-2 3.61E-2 SNL Industry Trends and statistics https://www.snl.com/interactivex/indstats.aspx?Defaults=5&IndStatsMC=34372&State=0&IndStatsEnergy=578&IndStatsGaming=33190&ReitIndustry=0&SpecLendIndustry=0&InsuranceType=-1&FocusIndustry=0&SecInvIndustry=0&KeyPortfolioFilter=0&IndStatsMetalsAndMining=578&FinTechIndustry=0&IndStatsCoal=578&InsuranceIndustry=0&SpecLendType=0&IndStatsSecInv=578&IndStatsEuroBanking=577&GeographyGlobalRegion=0&IndStatsNaturalGas=578&IndStatsInvComp=578&submit=Apply&SecInvType=0&IndStatsBanking=2619&EnergyIndustry=0&IndStatsSpecLender=578&Form_Name=UserInputs&Refreshed=1&InvCoIndustry=0&ReitType=-1&BankIndustry=1&FinPerfMarketCap=0&FinPerfAssets=0&IndStatsAsiaBanking=577&InvCoType=0&IndStatsInsurance=578&IndStatsIntlREIT=577&IndStatsHomeBuilder=6942&IndStatsLatinAmericaBanking=577&IndStatsREIT=9091 1Q13Rate 2Q13Rate 3Q13Rate 4Q13Rate 1Q14Rate 2Q14Rate 3Q14Rate 4Q14Rate 1Q15Rate 2Q15Rate 3Q15Rate 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 CID 1.4567505892738081E-2 1.3581513959858292E-2 1.3493082739333025E-2 5.4685335335321718E-3 5.0529505930945774E-3 4.9723382763107943E-3 5.6235418025325995E-3 6.0661803781625586E-3 6.4000000000000003E-3 6.54517963379995E-3 6.8796934733585564E-3 COD 1.3885780781452804E-2 1.321966735986289E-2 1.2723474935752302E-2 4.6719332532512347E-3 4.3476729152817882E-3 4.198981848319152E-3 4.7710329749966873E-3 5.1946634995848609E-3 5.4999999999999997E-3 5.6097701311609068E-3 5.8852630913512095E-3 CTF 1.373441322797345E-2 1.3068238413322037E-2 1.2408922593904649E-2 5.8716766893925267E-3 5.6330084733198548E-3 5.3177644688143901E-3 5.8729585528498511E-3 6.4875091454054106E-3 6.3E-3 6.2941260201030058E-3 6.4046469275360288E-3 42277 42185 42094 42004 41912 41820 41729 41639 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 ASSETS 1109999 Total cash and cash equivalents $,115,783 $99,714 $,178,442 $,160,888 $75,625 $85,716 $,106,951 $85,797 1208999 Securities - available for sale ,156,820 ,158,693 ,161,360 ,162,024 ,165,489 ,168,694 ,165,276 ,184,654 1205999 Securities - held to maturity 747 746 746 745 745 744 744 743 1405999 Loans held for sale 2,174 4,096 3,401 3,288 7,295 4,088 4,902 5,393 1406999 Loans held for investment 1,185,301 1,152,679 1,011,446 1,005,878 ,977,139 ,939,517 ,800,667 ,881,099 1407999 Allowance for loan and lease losses ,-11,544 ,-11,462 -9,286 -8,843 -7,320 -6,253 -4,631 -3,645 1408999 Loans, net 1,173,757 1,141,217 1,002,160 ,997,035 ,969,819 ,933,264 ,796,036 ,877,454 1510999 Branch assets held for sale 0 0 0 0 0 80,331 88,692 0 1800999 FHLB and FRB stock 7,992 5,707 4,466 4,903 5,826 7,976 5,233 5,802 1509999 Premises and equipment, net 21,807 21,677 21,716 21,933 21,744 20,708 20,502 23,344 1609999 Other real estate owned ("OREO"), net 6,201 6,322 6,991 8,423 10,019 11,103 13,575 13,783 1709999 Goodwill and intangible assets, net 28,995 30,174 30,211 29,057 29,783 31,043 27,792 28,518 1802999 Bank-owned life insurance 29,406 29,295 29,193 29,083 28,955 28,829 28,695 28,554 1808999 Deferred tax asset, net 15,838 15,582 14,983 15,956 16,523 20,178 Other assets 21,943 16,036 19,074 14,563 15,975 14,398 38,712 34,197 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 LIABILITIES 2106999 Non-interest bearing deposits $,167,931 $,164,560 $,167,538 $,179,848 $,154,750 $,176,245 $,155,879 $,150,238 2107999 Interest bearing deposits 1,032,105 1,024,699 1,006,141 ,985,381 ,950,874 ,932,009 ,894,433 ,894,616 2199999 Total deposits 1,200,036 1,189,259 1,173,679 1,165,229 1,105,624 1,108,254 1,050,312 1,044,854 2300899 Customer repurchase agreements 15,584 13,011 8,666 9,282 15,644 15,313 17,670 11,330 2301999 Federal Home Loan Bank advances 61,000 19,000 0 3,000 0 70,000 20,750 21,000 2300999 Senior secured note 0 0 0 0 11,630 11,944 12,259 12,573 2303999 Junior subordinated debentures 24,620 24,553 24,487 24,423 24,359 24,296 24,233 24,171 Other liabilities 16,304 25,957 13,234 8,455 14,713 11,341 7,705 13,714 2999999 Total liabilities 1,317,544 1,271,780 1,220,066 1,210,389 1,171,970 1,241,148 1,132,929 1,127,642 EQUITY 3100799 Preferred stock series A 4,550 4,550 4,550 4,550 4,550 4,550 4,550 4,550 3100899 Preferred stock series B 5,196 5,196 5,196 5,196 5,196 5,196 5,196 5,196 3101999 Common stock 181 181 180 180 99 98 98 98 3102999 Additional paid-in-capital ,193,465 ,192,605 ,191,745 ,191,049 ,105,304 ,104,827 ,104,744 ,104,631 3103999 Treasury stock, at cost -,184 -,170 -,161 -,161 -68 -4 0 0 3105999 Retained earnings 59,785 54,053 49,596 35,744 34,014 24,519 22,111 18,992 3106999 Accumulated other comprehensive income 926 1,064 1,571 951 836 841 485 133 3107999 Total stockholders’ equity ,263,919 ,257,479 ,252,677 ,237,509 ,149,931 ,140,027 ,137,184 ,133,600 3108999 Noncontrolling interests 0 0 0 0 25,897 25,897 26,997 26,997 3109999 Total equity ,263,919 ,257,479 ,252,677 ,237,509 ,175,828 ,165,924 ,164,181 ,160,597 3999999 Total liabilities and equity $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 Assets = Liabilities - Shareholders' Equity Audit 0 0 0 0 0 0 0 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 7199999 Salaries and employee benefits 3,754 4,121 4,540 8,322 8,876 9,471 11,032 12,752 13,269 12,042 12,416 7299999 Occupancy, furniture and equipment 427 430 488 1,119 1,390 1,336 1,319 1,429 1,572 1,555 1,575 7403999 Professional fees 114 546 345 1,455 592 793 1,043 1,146 1,327 852 1,344 7701999 Advertising and promotion 183 103 175 222 443 683 1,102 366 543 526 618 7602999 Communications and technology 212 217 230 754 888 945 954 961 886 927 951 Other 657 756 769 2,785 2,707 2,932 3,011 3,031 3,186 3,733 3,641 7899999 Total non-interest expense 5,347 6,173 6,547 14,657 14,896 16,160 18,461 19,685 20,783 19,635 20,545 Efficiency ratio * Efficiency Ratio 0.78290924512298554 0.78582834331337326 0.79703075291622483 0.66753926701570676 0.73847093921857587 Salaries and employee benefits as a % of total expense 0.70207593042827754 0.6675846427992872 0.69344738047960897 0.56778331172818453 0.59586466165413532 0.58607673267326732 0.59758409620280595 0.64780289560579118 0.63845450608670551 0.61329258976317802 0.60433195424677533 7401999 FDIC insurance assessment 72 65 79 283 261 280 280 221 263 271 252 7802999 Carrying costs for OREO 57 96 28 52 132 100 73 68 79 86 68 7801999 Amortization of intangible assets 0 0 0 620 726 724 746 727 764 895 1,179 Salaries and employee benefits $12,416 Occupancy, furniture and equipment $1,575 Professional fees $1,344 Advertising and promotion $618 Communications and technology $951 Other $3,641 Salaries and employee benefits $12,042 Occupancy, furniture and equipment $1,555 Professional fees $852 Advertising and promotion $526 Communications and technology $927 Other $3,733 Loans 41364 41455 41547 41639 41729 41820 41912 42004 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 (Dollars in thousands) Commercial real estate $,108,363.66105 $,101,316.68778999998 $91,712.208810000011 $,331,271 $,268,688 $,264,730 $,261,836 $,249,406 Construction, land development, land 0 4,555.1998400000002 3,862.91723 37,626 39,230 43,040 45,996 42,914 1-4 family residential properties 3,668.3402299999998 3,429.4557800000011 3,138.8316599999989 91,301 79,542 81,187 80,419 78,624 Farmland 777.29686000000004 770.7398199999999 765.30088999999987 20,294 20,114 19,644 20,059 23,246 Commercial 39,198.590480000006 53,972.176519999979 54,314.22990000012 ,255,655 ,234,986 ,328,760 ,340,316 ,363,689 Factored receivables 81,500.28919999997 98,576.595730000001 ,103,469.17259 ,117,370 ,129,531 ,156,272 ,169,112 ,180,910 Consumer 0 0 0 13,878 13,515 13,525 12,527 11,941 Mortgage warehouse 0 6,166.506599999999 8,130.8033199999991 13,513 14,886 32,359 46,874 55,148 Total Loans $,233,507.91753999999 $,268,786.90613999998 $,265,393.25748999999 $,880,908 $,800,492 $,939,517 $,977,139 $1,005,878 (Dollars in thousands) TCF Equipment* TCF Asset Based Lending* THF Asset Based Lending* Factored Receivables Commercial Finance Current Quarter End Date 42277 Prior Quarter End Date 42185 PPQ End Date 42094 PQY End Date 41912 PYE End Date 42004 PQ Month End 6 CQ Month End 9 Quarter a_CQtrNum 3rd CQ Number QTR Text a_CQtrTxt third CQ Text QTR Text a_CQtrTxtCap Third CQ Text Capitalized Year 2015 Month a_CQtr September CQ Month Year Days a_CQtrEnded September 30, 2015 CQ Full Date Quarter a_PQtrNum 2nd PQ Number QTR Text a_PQtrTxt second PQ Text Month a_PQtr June PQ Month Year Days a_PQtrEnded June 30, 2015 PQ Full Date a_CYr 2015 Current Year a_PYr 2014 Prior Year 7999999 a_CQtrNetInc 5.9279999999999999 CQ Net Income 7999999 a_PQtrNetInc 4.6520000000000001 PQ Net Income 9999992 a_CQtrNetIncCom 5.7320000000000002 CQ Net Income to Common Stockholders 9999992 a_PQtrNetIncCom 4.4569999999999999 PQ Net Income to Common Stockholders 5799999 a_CNetIntInc 23.231000000000002 CQ Net Interest Income 5799999 a_PNetIntInc 24.645 PQ Net Interest Income 5809999 a_CQProv 0.16500000000000001 CQ Provision Cost of interest bearing deposits a_CQ_CostIntBearDeps 6.8796934733585564E-3 CQ Cost of Interest Bearing Deposits Cost of interest bearing deposits a_PQ_CostIntBearDeps 6.54517963379995E-3 PQ Cost of Interest Bearing Deposits Cost of total funds a_Cost_Of_Total_Funds_CQ 6.4046469275360288E-3 CQ Cost of Total Funds Cost of total funds a_Cost_Of_Total_Funds_PQ 6.2941260201030058E-3 PQ Cost of Total Funds 5809999 a_PQProv 2.5409999999999999 PQ Provision Diluted earnings per share a_CQEPS 0.3189070282330756 CQ Diluted EPS Diluted earnings per share a_PQEPS 0.2502109749029191 PQ Diluted EPS Return on average assets a_CQROA 1.5020682981696912E-2 CQ Return on Average Assets Return on average assets a_PQROA 1.2347404317062754E-2 PQ Return on Average Assets Return on average common equity a_CQROCE 9.00284124502541E-2 CQ Return on Average Common Equity Return on average common equity a_PQROCE 7.2697830172170172E-2 PQ Return on Average Common Equity Tangible common stockholders' equity to tangible assets a_TangibleCommonEquity_to_TangibleAssets 0.14504508825767878 CQ Tangible Common Equity to Tangible Assets Month_Num EOM Mont_ID Month Days YTD_Days Quarter QTR Text Year Net interest margin a_CQNim 6.453943023929222E-2 CQ Net Interest Margin 1 1/31/2015 1/2015 January 31 31 1 1st first 2015 Net interest margin a_PQNim 7.1999999999999995E-2 PQ Net Interest Margin 2 2/28/2015 2/2015 February 28 59 1 1st first 2015 a_CQ_NIM_Chg 74.605697607077744 CQ Net Interest Margin Change from PQ 3 3/31/2015 3/2015 March 31 90 1 1st first 2015 Adjusted Net interest margin a_CQNimAdj 6.1436271756382291E-2 CQ Net Interest Margin - Adjusted 4 4/30/2015 4/2015 April 30 120 2 2nd second 2015 Adjusted Net interest margin a_PQNimAdj 6.7780562435600544E-2 PQ Net Interest Margin - Adjusted 5 5/31/2015 5/2015 May 31 151 2 2nd second 2015 Yield on loans a_CQYld 8.3393056676373922E-2 CQ Yield on Loans 6 6/30/2015 6/2015 June 30 181 2 2nd second 2015 Yield on loans a_PQYld 9.4944990035923063E-2 PQ Yield on Loans 7 7/31/2015 7/2015 July 31 212 3 3rd third 2015 a_CQ_Yield_Chg 114.99999999999996 CQ Yield on Loans Change from PQ 8 8/31/2015 8/2015 August 31 243 3 3rd third 2015 Adjusted yield on loans a_CQYldAdj 7.959529152802923E-2 CQ Yield on Loans - Adjusted 9 9/30/2015 9/2015 September 30 273 3 3rd third 2015 Adjusted yield on loans a_PQYldAdj 8.9601558838512063E-2 PQ Yield on Loans - Adjusted 10 10/31/2015 10/2015 October 31 304 4 4th fourth 2015 1407999 a_CQALLL 11.544 CQ ALLL 11 11/30/2015 11/2015 November 30 334 4 4th fourth 2015 1407999 a_PQALLL 11.462 PQ ALLL 12 12/31/2015 12/2015 December 31 365 4 4th fourth 2015 ALLL to total loans a_CQResRat 9.7392982879454248E-3 CQ Reserve Ratio ALLL to total loans a_PQResRat 9.943791810209086E-3 PQ Reserve Ratio Net charge-offs (000's) a_CQNcos 8.3000000000000004E-2 CQ Net Charge Offs Net charge-offs (000's) a_PQNcos 0.36499999999999999 PQ Net Charge Offs Nonperforming assets to total assets a_CQNpaAsset 1.1220598179390419E-2 CQ NPAs to Total Assets Nonperforming assets to total assets a_PQNpaAsset 1.2602609499110353E-2 PQ NPAs to Total Assets a_CQ_NPAs_to_Assets_Chg 13.820113197199335 CQ NPAs to Total Assets Change from PQ Past due to total loans a_CQ_Past_Due_to_Total_Loans 2.137702619720502E-2 CQ Past Due to Total Loans 6999999 a_CQNonIntInc 6.298 CQ Noninterest Income 6999999 a_PQNonIntInc 4.7690000000000001 PQ Noninterest Income 7899999 a_CQNonIntExp 20.5 CQ Noninterest Expense 7899999 a_PQNonIntExp 19.600000000000001 PQ Noninterest Expense 1406999 a_CQLoan 1.1853009999999999 CQ Total Loans 1406999 a_PQLoan 1.152679 PQ Total Loans 1406999 1.005878 PY Total Loans a_CQ_Loan_Change 32.621999999999929 CQ Total Loans Dollar Change from PQ a_CQ_Loan___Change 2.8% CQ Total Loans Percent Change from PQ a_CY_Loan_Dollar_Change 179.42299999999989 CQ Total Loans Dollar Change from PY a_CY_Loan_Percent_Change 0.1783745146031625 CQ Total Loans Percent Change from PY 2199999 a_CQ_total_Deposits 1.2000360000000001 CQ Total Deposits 2199999 a_PQ_total_Deposits 1.1892590000000001 PQ Total Deposits a_CQ_total_Deposits_Change 10.777000000000037 CQ Total Deposits Dollar Change from PQ a_CQ_total_Deposits___Change .9% CQ Total Deposits Percent Change from PQ 2106999 a_CQ_NIB 0.167931 CQ NonInterest Bearing Deposits a_NIB_Pct_of_TotalDeposits 0.13993830185094447 CQ NonInterest Bearing Deposits as Percent of Total Deposits a_NonTimeDeposits_Pct_of_TotalDeps 0.4705408837734868 Non Time Deposits as Percent of Total Deposits TCF a_CQ_Commercial_Finance 497.75900000000001 CQ Commercial Finance TCF a_PQ_Commercial_Finance 467.65300000000002 PQ Commercial Finance a_CQ_Commercial_Finance_Change 30.105999999999995 CQ Commercial Finance Dollar Change from PQ a_CQ_Commercial_Finance___Change 6.4% CQ Commercial Finance Percent Change from PQ Net interest margin a_CYNim 6.5933731914670113E-2 CY Net Interest Margin 2Q15 2Q15 2Q15 1Q15 1Q15 1Q15 2Q15Balance 2Q15 2Q15Rate 1Q15Balance 1Q15 1Q15Rate September 30, 2015 June 30, 2015 Average Average Average Average (Dollars in thousands) Balance Interest Rate Balance Interest Rate Interest earning assets: Interest earning cash balances $96,566 $92 3.7797982726839674E-3 $,119,969 $110 3.6776899966557293E-3 $0 Hard Code Taxable securities ,154,254 598 1.5380476357177124E-2 ,153,073 609 1.5957695398223774E-2 0 Tax exempt securities 2,554 17 2.6407851281876678E-2 3,643 16 1.7616202079556456E-2 0 FHLB and FRB stock 6,959 51 2.9075579324865517E-2 5,288 50 3.792538777410185E-2 Loans 1,167,670 24,545 8.3396524330690516E-2 1,090,472 25,812 9.4942051104153394E-2 0 Total interest earning assets $1,428,003 $25,303 7.0298803415618213E-2 $1,372,445 $26,597 7.7730090987452843E-2 Non-interest earning assets: Other assets ,137,695 ,138,600 Total assets $1,565,698 $1,511,045 Interest bearing liabilities: Deposits: Interest bearing demand $,211,823 $32 5.9935191994793025E-4 $,239,033 $36 6.040822999150928E-4 Individual retirement accounts 57,227 177 1.2270925627231293E-2 55,778 168 1.2080859009755709E-2 Hard Code Money market ,116,375 66 2.2500350254518282E-3 ,116,517 66 2.2719884199324967E-3 Hard Code Savings 72,617 9 4.9171022954859662E-4 74,088 9 4.8724356304531225E-4 Certificates of deposit ,509,224 1,354 1.054908611158735E-2 ,485,533 1,263 1.0433645335907385E-2 Brokered deposits 50,002 126 9.9974261899089256E-3 50,002 125 1.0027071444614743E-2 Total deposits 1,017,268 1,764 6.8796799475355228E-3 1,020,951 1,667 6.5491083130519304E-3 0 Junior subordinated debentures 24,580 283 4.5678264407259347E-2 24,513 278 4.5488310082606981E-2 0 Short-term borrowings 69,778 25 1.4214334404639806E-3 28,862 7 9.7279894244761559E-4 0 Total interest bearing liabilities $1,111,626 $2,072 7.3949644778088094E-3 $1,074,326 $1,952 7.2877790814432014E-3 Non-interest bearing liabilities and equity: Non-interest bearing demand deposits ,171,887 ,170,240 Other liabilities 19,841 10,825 Total equity ,262,344 ,255,654 Total liabilities and equity $1,565,698 $1,511,045 Net interest income $23,231 $24,645 Interest spread 6.2903838937809403E-2 7.0442311906009636E-2 Net interest margin 6.4542208518682628E-2 7.202534467743639E-2 42277 42185 42094 42004 41912 41820 41729 41639 As of and For the Three Months Ended Key Metrics September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Performance ratios - annualized Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average tangible common equity (ROATCE) Return on average tangible common equity (ROATCE) (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.4999999999999997E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Net interest margin Net interest margin 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality(2) Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Per Share Amounts Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Net noninterest expense to average assets Unadjusted Net noninterest expense to average assets (1) 3.6104231415205072E-2 3.9462048685496381E-2 1.1534553084965307E-2 4.4371011654619083E-2 7.78224729002692E-3 3.9911035828657786E-2 3.9204150615991543E-2 3.5266000745935028E-2 42277 42185 42094 42004 41912 41820 41729 41639 41547 41455 41364 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, September 30, June 30, March 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2013 2013 2013 Noninterest bearing demand Non-interest bearing demand $,167,931 $,164,560 $,167,538 $,179,847.54459000003 $,154,749.83000999998 $,176,245 $,155,879 $,150,238 $17,986 $14,427 $12,048 Interest-bearing demand Interest bearing demand ,206,603 ,228,909 ,231,718 ,236,525 ,209,491.49296 ,248,992 ,209,170 ,199,826 0 0 0 Individual Retirement Accounts Individual retirement accounts 58,619 56,285 55,773 55,034 54,378 53,856 54,709 54,512 30,647 29,974 27,959 Money Market Money market ,117,888 ,116,019 ,120,001 ,117,514.46862 ,125,371 ,138,204 ,142,522 ,157,406 19,869 20,368 20,192 Savings Savings 72,244 73,016 74,236 70,407 72,012 73,207 73,011 69,336 0 0 0 Certificates of deposit Certificates of deposit ,526,732 ,500,451 ,474,413 ,455,901 ,439,603 ,367,731 ,356,844 ,354,940 ,215,221 ,197,218 ,163,185 Other brokered funds Brokered deposits 50,019 50,019 50,000 50,000 50,019 50,019 58,177 58,596 0 0 0 Total deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229.1321 $1,105,624.3229700001 $1,108,254 $1,050,312 $1,044,854 $,283,723 $,261,987 $,223,384 ,635,370 ,606,755 ,580,186 ,560,935 ,544,000 ,471,606 ,469,730 ,468,048 ,245,868 ,227,192 ,191,144 0.5294591162265132 0.51019584463939305 0.49433107348772537 0.48139463885706313 0.49202969643311734 0.42553963261129668 0.44722901385493075 0.44795540812400586 0.86657761267151412 0.86718806658345648 0.85567453353865985 $,564,666 $,582,504 $,593,493 $,604,294.1321 $,561,624.32296999998 $,636,648 $,580,582 $,576,806 $37,855 $34,795 $32,240 0.4705408837734868 0.4898041553606069 0.50566892651227469 0.51860536114293687 0.50797030356688255 0.57446036738870332 0.55277098614506925 0.5520445918759942 0.13342238732848588 0.13281193341654357 0.14432546646134012 Noninterest bearing demand/Total Deposits 0.13993830185094447 0.13837187694186043 0.14274601488141136 0.15434523389917304 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 6109999 Service charges on deposits 0 0 0 703 738 813 811 647 612 666 710 6112999 Card income 0 0 0 405 490 548 544 516 523 578 574 6308999 Fee income 231 279 324 355 398 421 448 553 422 502 542 6301999 Asset management fees 0 0 0 0 0 129 374 486 958 1,274 1,744 Other 214 50 393 1,045 983 722 1,008 1,519 1,635 1,749 #REF! 6999999 Total non-interest income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 #REF! 5799999 Net Interest income 6,054 7,143 8,128 17,358 18,855 19,881 20,395 21,329 19,725 24,645 #REF! 6999999 Non-interest Income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 #REF! Total Revenue 6,499 7,472 8,845 19,866 21,464 22,514 23,580 25,050 23,875 29,414 #REF! Non-interest income as a % of total revenue 6.8% 4.4% 8.1% 0.12624584717607973 0.121552366753634 0.11694945367326996 0.13507209499575912 0.14854291417165669 0.17382198952879582 0.16213367784048413 #REF! 6206999 Net realized gains/(losses) & valuation adjustments on OREO 77 -96 87 86 -77 -,252 -11 -,242 26 52 -58 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6202999 Gain on branch sale 0 0 0 0 0 0 0 0 0 0 0 Q2 2014 Q3 2014 Q4 2014 Q1 2015* Q2 2015 Assets under management 400 1,016 1,079 1,700 1,700 Asset management fees 129 374 486 958 1,744 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 3Q15Rate 2Q15Rate 1Q15Rate 4Q14Rate 3Q14Rate 2Q14Rate 1Q14Rate 4Q13Rate 42277 42185 42094 42004 41912 41820 41729 41639 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Financial Highlights (Dollars in thousands): 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 1406999 Loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,878 $,977,139 $,939,517 ,800,667 ,881,099 2199999 Deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229 $1,105,624 $1,108,254 1,050,312 1,044,854 Net income available to common stockholders Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,839 Performance Ratios - Annualized: Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average common equity Return on average common equity (1) 9.00284124502541E-2 7.2697830172170172E-2 0.23950696235661378 4.3030320636307295E-2 0.26844139125477523 7.0491627172676583E-2 0.10095195420779574 0.11975036413659168 Return on average tangible common equity (ROATCE) Return on average tangible common equity (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Return on average total equity Return on average total equity 8.9644958032670377E-2 7.297961316737285E-2 0.23314715809012018 5.0226866463435771E-2 0.23163770107758885 7.176855796790331E-2 9.2610157663933046E-2 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Adjusted yield on loans Adjusted yield on loans (1) 7.959529152802923E-2 8.9601558838512063E-2 8.0397688995995198E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 0 Cost of interest bearing deposits Cost of interest bearing deposits 6.8796934733585564E-3 6.54517963379995E-3 6.3951498415804036E-3 6.0661803781625586E-3 5.6235418025325995E-3 4.9723382763107943E-3 4.9529505930945772E-3 5.4685335335321718E-3 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.5055583032907881E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Cost of total funds Cost of total funds 6.4046469275360288E-3 6.2941260201030058E-3 6.2858117383082562E-3 6.4875091454054106E-3 5.8729585528498511E-3 5.3177644688143901E-3 5.6330084733198548E-3 5.8716766893925267E-3 Net interest margin Net interest margin (1) 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Adjusted Net interest margin Adjusted net interest margin (1) 6.1436271756382291E-2 6.7780562435600544E-2 5.7604540171474206E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 1E-4 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality:(2) Past due to total loans Past due to total loans 2.137702619720502E-2 2.3286123022975173E-2 2.910264816369169E-2 2.5674809469935715E-2 2.6055249048497705E-2 2.8153827977567197E-2 2.9871344766301097E-2 2.781185769136045E-2 Nonperforming loans to total loans Non-performing loans to total loans 9.7392982879454248E-3 1.1234697604450155E-2 1.660889459249431E-2 1.6580834852735617E-2 1.7974533817604249E-2 1.5419625190390382E-2 1.3167771370619745E-2 1.4064253846616555E-2 Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to nonperforming loans ALLL to non-performing loans 1 0.88509652509652514 0.55277099827370679 0.53021000885162317 0.41677062208936683 0.43162835645751363 0.43924879066679312 0.29414138153647512 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital:(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Total equity to total assets Total equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.13045548662278719 0.1179212021529205 0.12657403141028015 0.1246637252258694 Total stockholders' equity to total assets Total stockholders' equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.11124118263514976 9.9516319157493802E-2 0.10576084231780417 0.10370720944357266 Tangible common stockholders' equity to tangible assets Tangible common stockholders' equity to tangible assets 0.14504508825767878 0.14512847387061648 0.14746313984770282 0.14004819764973347 8.3763721184769643E-2 7.211941675800243E-2 7.8503422152235103E-2 7.5679908200133011E-2 Per Share Amounts: Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Shares outstanding end of period Shares outstanding end of period 18,040,072 18,041,072 17,963,782.93 17,963,782.93 9,886,778 9,845,819 9,846,096 9,832,585 From Bloomberg Terminal: TBK Equity BKX Index CBNK Index Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price 42004 100 100 100 42004 1 1 1 42006 99.631 99.717200000000005 99.101799999999997 42006 0.99631000000000003 0.99717200000000006 0.99101799999999995 42009 99.483400000000003 96.781599999999997 96.858900000000006 42009 0.994834 0.96781600000000001 0.96858900000000003 42010 99.631 94.209500000000006 94.656899999999993 42010 0.99631000000000003 0.94209500000000002 0.94656899999999988 42011 98.745400000000004 95.017499999999998 95.339299999999994 42011 0.98745400000000005 0.95017499999999999 0.95339299999999993 42012 95.793400000000005 96.687299999999993 96.814800000000005 42012 0.95793400000000006 0.96687299999999998 0.96814800000000001 42013 95.2029 94.505799999999994 94.624700000000004 42013 0.95202900000000001 0.94505799999999995 0.94624700000000006 42016 95.572000000000003 93.522800000000004 93.753600000000006 42016 0.95572000000000001 0.93522800000000006 0.93753600000000004 42017 98.966800000000006 92.876400000000004 93.677599999999998 42017 0.9896680000000001 0.92876400000000003 0.93677599999999994 42018 100.369 91.045000000000002 92.442099999999996 42018 1.00369 0.91044999999999998 0.92442099999999994 42019 99.483400000000003 89.415599999999998 91.393600000000006 42019 0.994834 0.89415599999999995 0.91393600000000008 42020 101.1808 90.694900000000004 92.894800000000004 42020 1.011808 0.90694900000000001 0.928948 42024 97.786000000000001 90.008099999999999 92.057699999999997 42024 0.97786000000000006 0.90008100000000002 0.92057699999999998 42025 96.014799999999994 90.533299999999997 91.622 42025 0.96014799999999989 0.90533299999999994 0.91622000000000003 42026 97.417000000000002 93.792100000000005 94.703800000000001 42026 0.97416999999999998 0.937921 0.94703800000000005 42027 97.638400000000004 92.4589 93.790700000000001 42027 0.97638400000000003 0.92458899999999999 0.93790700000000005 42030 95.7196 93.24 94.498599999999996 42030 0.95719600000000005 0.9323999999999999 0.94498599999999999 42031 97.564599999999999 92.041499999999999 93.440100000000001 42031 0.97564600000000001 0.92041499999999998 0.93440100000000004 42032 95.3506 89.792599999999993 91.225800000000007 42032 0.95350599999999996 0.89792599999999989 0.91225800000000001 42033 96.383799999999994 91.166200000000003 92.512600000000006 42033 0.96383799999999997 0.91166200000000008 0.92512600000000011 42034 95.941000000000003 89.873400000000004 91.145099999999999 42034 0.95940999999999999 0.89873400000000003 0.91145100000000001 42037 95.7196 91.8125 93.389899999999997 42037 0.95719600000000005 0.91812499999999997 0.93389899999999992 42038 96.974199999999996 93.6036 95.110799999999998 42038 0.96974199999999999 0.93603599999999998 0.95110799999999995 42039 94.8339 93.091800000000006 94.530500000000004 42039 0.94833900000000004 0.93091800000000002 0.94530500000000006 42040 94.0959 94.344200000000001 96.232500000000002 42040 0.94095899999999999 0.943442 0.96232499999999999 42041 93.284099999999995 96.054400000000001 97.435400000000001 42041 0.93284099999999992 0.96054400000000006 0.97435400000000005 42044 89.077500000000001 95.435000000000002 96.289500000000004 42044 0.89077499999999998 0.95435000000000003 0.96289500000000006 42045 89.298900000000003 96.081299999999999 96.707599999999999 42045 0.89298900000000003 0.96081300000000003 0.96707600000000005 42046 91.143900000000002 95.717799999999997 96.164000000000001 42046 0.911439 0.95717799999999997 0.96164000000000005 42047 93.136499999999998 97.616500000000002 97.796999999999997 42047 0.931365 0.97616500000000006 0.97797000000000001 42048 96.162400000000005 97.683800000000005 98.111199999999997 42048 0.96162400000000003 0.9768380000000001 0.98111199999999998 42052 95.941000000000003 98.168599999999998 98.608900000000006 42052 0.95940999999999999 0.98168599999999995 0.9860890000000001 42053 95.129199999999997 96.795000000000002 97.297300000000007 42053 0.95129200000000003 0.96794999999999998 0.97297300000000009 42054 96.679000000000002 96.633499999999998 97.171499999999995 42054 0.96679000000000004 0.96633499999999994 0.971715 42055 95.793400000000005 97.535700000000006 97.670199999999994 42055 0.95793400000000006 0.97535700000000003 0.97670199999999996 42058 95.7196 97.091300000000004 97.437899999999999 42058 0.95719600000000005 0.97091300000000003 0.974379 42059 95.129199999999997 98.060900000000004 97.976500000000001 42059 0.95129200000000003 0.98060900000000006 0.979765 42060 94.8339 98.101299999999995 97.826499999999996 42060 0.94833900000000004 0.98101299999999991 0.97826499999999994 42061 94.8339 97.805000000000007 98.149500000000003 42061 0.94833900000000004 0.97805000000000009 0.98149500000000001 42062 93.431700000000006 97.347200000000001 97.707499999999996 42062 0.93431700000000006 0.973472 0.97707499999999992 42065 94.317300000000003 98.330200000000005 98.446299999999994 42065 0.94317300000000004 0.98330200000000001 0.98446299999999998 42066 95.867199999999997 98.222499999999997 98.065799999999996 42066 0.95867199999999997 0.98222500000000001 0.98065799999999992 42067 95.572000000000003 97.683800000000005 97.589699999999993 42067 0.95572000000000001 0.9768380000000001 0.9758969999999999 42068 96.0886 98.047399999999996 97.997299999999996 42068 0.96088600000000002 0.98047399999999996 0.97997299999999998 42069 95.2029 98.357100000000003 98.4512 42069 0.95202900000000001 0.98357099999999997 0.98451200000000005 42072 95.941000000000003 98.734200000000001 99.1584 42072 0.95940999999999999 0.98734200000000005 0.99158400000000002 42073 95.645799999999994 96.310299999999998 97.485399999999998 42073 0.95645799999999992 0.96310299999999993 0.974854 42074 95.572000000000003 97.185599999999994 98.141800000000003 42074 0.95572000000000001 0.97185599999999994 0.98141800000000001 42075 95.7196 99.649900000000002 100.49420000000001 42075 0.95719600000000005 0.99649900000000002 1.004942 42076 95.941000000000003 98.909199999999998 100.1326 42076 0.95940999999999999 0.98909199999999997 1.0013259999999999 42079 96.236199999999997 99.555599999999998 100.2607 42079 0.96236199999999994 0.995556 1.002607 42080 96.679000000000002 99.771100000000004 100.6194 42080 0.96679000000000004 0.99771100000000001 1.006194 42081 96.752799999999993 99.5017 100.0962 42081 0.96752799999999994 0.99501700000000004 1.0009619999999999 42082 96.236199999999997 98.303299999999993 99.693700000000007 42082 0.96236199999999994 0.98303299999999993 0.99693700000000007 42083 94.612499999999997 99.528700000000001 100.9551 42083 0.94612499999999999 0.99528700000000003 1.0095510000000001 42086 97.269400000000005 98.801500000000004 100.50149999999999 42086 0.97269400000000006 0.98801500000000009 1.005015 42087 97.786000000000001 97.899299999999997 100.262 42087 0.97786000000000006 0.978993 1.0026200000000001 42088 96.0886 96.283299999999997 98.667299999999997 42088 0.96088600000000002 0.96283299999999994 0.98667300000000002 42089 95.3506 96.552599999999998 99.225300000000004 42089 0.95350599999999996 0.965526 0.99225300000000005 42090 96.162400000000005 96.134200000000007 98.996899999999997 42090 0.96162400000000003 0.96134200000000003 0.98996899999999999 42093 96.974199999999996 97.545599999999993 100.42829999999999 42093 0.96974199999999999 0.97545599999999988 1.004283 42094 100.81180000000001 97.177400000000006 100.1534 42094 1.0081180000000001 0.97177400000000003 1.0015340000000001 42095 99.631 96.889099999999999 100.0741 42095 0.99631000000000003 0.96889099999999995 1.0007410000000001 42096 100.5904 97.629300000000001 100.55459999999999 42096 1.0059040000000001 0.97629299999999997 1.0055459999999998 42100 98.597800000000007 97.295299999999997 100.03100000000001 42100 0.98597800000000002 0.97295299999999996 1.00031 42101 99.335800000000006 97.525700000000001 100.1095 42101 0.99335800000000007 0.97525700000000004 1.0010950000000001 42102 99.040599999999998 97.709100000000007 100.1718 42102 0.99040600000000001 0.97709100000000004 1.0017180000000001 42103 99.114400000000003 98.119500000000002 100.0823 42103 0.99114400000000002 0.98119500000000004 1.000823 42104 99.040599999999998 98.009 100.11620000000001 42104 0.99040600000000001 0.98009000000000002 1.0011620000000001 42107 98.671599999999998 98.662099999999995 100.9178 42107 0.98671599999999993 0.98662099999999997 1.0091779999999999 42108 99.262 98.363600000000005 100.3921 42108 0.99262000000000006 0.98363600000000007 1.0039210000000001 42109 98.966800000000006 99.111800000000002 101.49720000000001 42109 0.9896680000000001 0.99111800000000005 1.014972 42110 98.966800000000006 99.240399999999994 101.4238 42110 0.9896680000000001 0.99240399999999995 1.014238 42111 98.893000000000001 97.882099999999994 99.788300000000007 42111 0.98892999999999998 0.97882099999999994 0.99788300000000008 42114 100 98.266199999999998 100.67489999999999 42114 1 0.98266199999999992 1.0067489999999999 42115 99.040599999999998 97.968299999999999 100.92489999999999 42115 0.99040600000000001 0.97968299999999997 1.0092489999999998 42116 97.564599999999999 98.944900000000004 101.3377 42116 0.97564600000000001 0.98944900000000002 1.013377 42117 97.786000000000001 98.697400000000002 101.2188 42117 0.97786000000000006 0.98697400000000002 1.0121880000000001 42118 97.417000000000002 98.005700000000004 100.68859999999999 42118 0.97416999999999998 0.98005700000000007 1.0068859999999999 42121 97.712199999999996 97.747900000000001 100.0492 42121 0.97712199999999994 0.97747899999999999 1.0004919999999999 42122 98.228800000000007 98.680599999999998 101.3798 42122 0.98228800000000005 0.98680599999999996 1.013798 42123 102.50920000000001 99.599000000000004 101.4991 42123 1.0250920000000001 0.99599000000000004 1.014991 42124 99.040599999999998 99.238900000000001 100.25190000000001 42124 0.99040600000000001 0.99238899999999997 1.0025190000000002 42125 97.859800000000007 99.590100000000007 99.841099999999997 42125 0.97859800000000008 0.99590100000000004 0.99841099999999994 42128 96.531400000000005 100.9713 100.80159999999999 42128 0.96531400000000001 1.0097130000000001 1.008016 42129 96.900400000000005 100.4706 100.3135 42129 0.96900400000000009 1.0047060000000001 1.0031350000000001 42130 97.786000000000001 100.0625 100.7561 42130 0.97786000000000006 1.0006250000000001 1.0075609999999999 42131 97.048000000000002 99.922399999999996 100.5057 42131 0.97048000000000001 0.999224 1.0050570000000001 42132 97.638400000000004 101.12009999999999 100.9996 42132 0.97638400000000003 1.011201 1.0099960000000001 42135 99.040599999999998 101.24469999999999 101.5132 42135 0.99040600000000001 1.0124469999999999 1.0151319999999999 42136 97.490799999999993 101.30500000000001 101.7735 42136 0.97490799999999989 1.01305 1.0177350000000001 42137 99.852400000000003 101.839 102.14279999999999 42137 0.99852400000000008 1.0183899999999999 1.021428 42138 98.819199999999995 102.2375 102.717 42138 0.98819199999999996 1.022375 1.0271699999999999 42139 97.048000000000002 101.1692 101.47110000000001 42139 0.97048000000000001 1.011692 1.0147110000000001 42142 97.048000000000002 102.2654 102.9122 42142 0.97048000000000001 1.022654 1.0291220000000001 42143 97.121799999999993 103.5633 103.7788 42143 0.97121799999999991 1.035633 1.0377879999999999 42144 95.645799999999994 102.77719999999999 103.31480000000001 42144 0.95645799999999992 1.0277719999999999 1.033148 42145 94.760099999999994 102.678 103.0945 42145 0.94760099999999992 1.02678 1.030945 42146 95.424400000000006 102.52589999999999 102.66 42146 0.95424400000000009 1.0252589999999999 1.0266 42150 93.062700000000007 101.8051 101.92919999999999 42150 0.93062700000000009 1.018051 1.0192919999999999 42151 92.915099999999995 102.81610000000001 102.97329999999999 42151 0.92915099999999995 1.0281610000000001 1.029733 42152 92.177099999999996 102.65170000000001 102.9957 42152 0.92177100000000001 1.0265170000000001 1.029957 42153 91.734300000000005 101.6841 102.2623 42153 0.91734300000000002 1.0168410000000001 1.0226230000000001 42156 91.143900000000002 101.30249999999999 101.9074 42156 0.911439 1.0130249999999998 1.019074 42157 91.808099999999996 102.2043 103.0565 42157 0.91808099999999992 1.022043 1.030565 42158 93.726900000000001 103.5569 104.40009999999999 42158 0.93726900000000002 1.035569 1.044001 42159 93.726900000000001 102.68429999999999 103.6045 42159 0.93726900000000002 1.026843 1.0360450000000001 42160 93.726900000000001 104.4829 105.3344 42160 0.93726900000000002 1.044829 1.0533440000000001 42163 94.317300000000003 104.09310000000001 105.3869 42163 0.94317300000000004 1.0409310000000001 1.0538689999999999 42164 94.4649 105.003 106.2274 42164 0.94464899999999996 1.05003 1.0622739999999999 42165 95.498199999999997 106.3977 107.6245 42165 0.954982 1.063977 1.0762449999999999 42166 94.4649 106.2711 107.52760000000001 42166 0.94464899999999996 1.062711 1.0752760000000001 42167 94.243499999999997 106.16379999999999 107.4456 42167 0.94243500000000002 1.0616379999999999 1.0744560000000001 42170 97.786000000000001 105.8468 107.2599 42170 0.97786000000000006 1.058468 1.0725990000000001 42171 101.845 106.4285 108.2393 42171 1.0184500000000001 1.0642849999999999 1.0823929999999999 42172 100.738 105.5925 106.70659999999999 42172 1.0073799999999999 1.055925 1.0670659999999998 42173 98.597800000000007 106.1635 107.58969999999999 42173 0.98597800000000002 1.0616349999999999 1.0758969999999999 42174 94.022099999999995 105.2615 107.5337 42174 0.94022099999999997 1.0526150000000001 1.075337 42177 95.867199999999997 106.5652 108.92749999999999 42177 0.95867199999999997 1.065652 1.089275 42178 96.531400000000005 107.28700000000001 109.8197 42178 0.96531400000000001 1.07287 1.0981969999999999 42179 96.236199999999997 106.40860000000001 109.2371 42179 0.96236199999999994 1.0640860000000001 1.092371 42180 97.933599999999998 105.7634 109.512 42180 0.97933599999999998 1.057634 1.0951200000000001 42181 100.07380000000001 106.104 109.8964 42181 1.0007380000000001 1.06104 1.0989640000000001 42184 98.450199999999995 103.4525 107.38209999999999 42184 0.98450199999999999 1.0345249999999999 1.0738209999999999 42185 97.048000000000002 103.9457 107.7329 42185 0.97048000000000001 1.0394570000000001 1.077329 42186 98.376400000000004 105.1163 108.9936 42186 0.98376400000000008 1.0511629999999998 1.089936 42187 97.712199999999996 104.1763 107.5515 42187 0.97712199999999994 1.041763 1.075515 42191 94.8339 103.7567 107.6024 42191 0.94833900000000004 1.0375669999999999 1.0760240000000001 42192 94.760099999999994 102.937 106.38760000000001 42192 0.94760099999999992 1.0293699999999999 1.063876 42193 93.284099999999995 100.9068 105.5886 42193 0.93284099999999992 1.0090680000000001 1.0558860000000001 42194 94.0959 102.0159 106.7363 42194 0.94095899999999999 1.020159 1.0673630000000001 42195 95.867199999999997 103.3796 108.0359 42195 0.95867199999999997 1.0337959999999999 1.0803590000000001 42198 95.867199999999997 104.565 108.84820000000001 42198 0.95867199999999997 1.04565 1.0884819999999999 42199 96.679000000000002 105.09050000000001 109.1341 42199 0.96679000000000004 1.050905 1.0913410000000001 42200 97.638400000000004 106.32940000000001 109.58159999999999 42200 0.97638400000000003 1.063294 1.0958159999999999 42201 98.450199999999995 107.3604 109.8823 42201 0.98450199999999999 1.073604 1.0988230000000001 42202 98.524000000000001 106.65219999999999 109.1409 42202 0.98524 1.066522 1.0914090000000001 42205 96.383799999999994 107.0778 109.62009999999999 42205 0.96383799999999997 1.070778 1.096201 42206 94.907700000000006 107.0703 109.188 42206 0.94907700000000006 1.070703 1.09188 42207 94.391099999999994 108.286 110.34529999999999 42207 0.94391099999999994 1.0828599999999999 1.103453 42208 93.505499999999998 107.3897 108.9024 42208 0.93505499999999997 1.0738970000000001 1.089024 42209 92.398499999999999 105.5856 107.9978 42209 0.92398499999999995 1.0558559999999999 1.0799779999999999 42212 98.302599999999998 104.4666 107.2154 42212 0.98302599999999996 1.0446660000000001 1.0721540000000001 42213 102.6568 104.9336 107.1979 42213 1.0265680000000001 1.049336 1.071979 42214 98.671599999999998 105.78579999999999 107.4425 42214 0.98671599999999993 1.057858 1.074425 42215 101.9926 106.1905 107.8991 42215 1.0199259999999999 1.0619050000000001 1.078991 42216 103.7638 105.4629 107.7518 42216 1.0376380000000001 1.054629 1.077518 42219 105.1661 105.2814 107.83580000000001 42219 1.051661 1.0528140000000001 1.0783580000000001 42220 104.5018 105.5553 108.16030000000001 42220 1.045018 1.055553 1.0816030000000001 42221 104.059 106.10760000000001 109.04 42221 1.0405899999999999 1.0610760000000001 1.0904 42222 103.7638 105.6662 108.3524 42222 1.0376380000000001 1.056662 1.0835239999999999 42223 104.72320000000001 105.331 107.80029999999999 42223 1.0472320000000002 1.05331 1.0780029999999998 42226 105.3137 107.0902 109.28619999999999 42226 1.053137 1.070902 1.092862 42227 106.4945 105.45050000000001 107.988 42227 1.064945 1.054505 1.07988 42228 104.6494 103.7811 106.1237 42228 1.046494 1.037811 1.061237 42229 103.3948 104.3416 106.55800000000001 42229 1.0339480000000001 1.0434159999999999 1.06558 42230 105.46129999999999 105.361 107.967 42230 1.054613 1.0536099999999999 1.0796699999999999 42233 107.0111 105.4391 108.1735 42233 1.070111 1.0543909999999999 1.0817350000000001 42234 105.7565 105.5442 107.99039999999999 42234 1.0575650000000001 1.055442 1.079904 42235 104.428 104.41759999999999 106.77030000000001 42235 1.0442799999999999 1.044176 1.0677030000000001 42236 102.952 101.4209 104.19280000000001 42236 1.02952 1.0142090000000001 1.041928 42237 104.1328 98.289000000000001 103.2311 42237 1.041328 0.98289000000000004 1.032311 42240 103.1734 92.941000000000003 98.603800000000007 42240 1.0317339999999999 0.92941000000000007 0.98603800000000008 42241 104.428 91.337299999999999 97.3 42241 1.0442799999999999 0.91337299999999999 0.97299999999999998 42242 105.5351 95.427899999999994 100.1972 42242 1.0553509999999999 0.95427899999999999 1.0019719999999999 42243 104.94459999999999 98.138300000000001 101.8154 42243 1.0494459999999999 0.98138300000000001 1.018154 42244 104.94459999999999 97.975200000000001 101.9832 42244 1.0494459999999999 0.97975199999999996 1.0198320000000001 42247 106.7897 97.717100000000002 102.7025 42247 1.0678969999999999 0.97717100000000001 1.0270250000000001 42248 105.23990000000001 93.528199999999998 99.182900000000004 42248 1.0523990000000001 0.93528199999999995 0.99182900000000007 42249 107.30629999999999 95.104500000000002 100.5371 42249 1.0730629999999999 0.95104500000000003 1.005371 42250 107.1587 95.943200000000004 101.0766 42250 1.0715870000000001 0.95943200000000006 1.0107660000000001 42251 106.4207 94.263499999999993 100.5269 42251 1.0642069999999999 0.94263499999999989 1.005269 42255 108.3395 96.871300000000005 102.9735 42255 1.0833950000000001 0.96871300000000005 1.0297350000000001 42256 107.7491 95.666200000000003 102.3105 42256 1.077491 0.95666200000000001 1.0231050000000002 42257 110.99630000000001 96.284400000000005 103.1366 42257 1.109963 0.96284400000000003 1.031366 42258 111.4391 96.162899999999993 103.2401 42258 1.1143909999999999 0.96162899999999996 1.0324009999999999 42261 115.941 96.259600000000006 103.5234 42261 1.1594100000000001 0.96259600000000001 1.035234 42262 120 97.783299999999997 104.69029999999999 42262 1.2 0.97783299999999995 1.0469029999999999 42263 120.8856 98.135300000000001 104.8801 42263 1.2088559999999999 0.98135300000000003 1.0488010000000001 42264 118.8192 95.883600000000001 102.9414 42264 1.1881919999999999 0.95883600000000002 1.0294140000000001 42265 122.583 93.564499999999995 101.16970000000001 42265 1.22583 0.93564499999999995 1.0116970000000001 42268 122.3616 94.703500000000005 102.4931 42268 1.223616 0.94703500000000007 1.024931 42269 123.83759999999999 93.487899999999996 101.7002 42269 1.2383759999999999 0.93487900000000002 1.017002 42270 122.87820000000001 93.570099999999996 102.3819 42270 1.228782 0.935701 1.023819 42271 123.1734 93.056600000000003 103.02379999999999 42271 1.2317340000000001 0.930566 1.030238 42272 122.50920000000001 94.913799999999995 103.55410000000001 42272 1.2250920000000001 0.94913799999999993 1.035541 42275 122.87820000000001 92.403000000000006 102.2034 42275 1.228782 0.92403000000000002 1.0220340000000001 42276 122.14019999999999 92.697900000000004 102.2675 42276 1.2214019999999999 0.926979 1.022675 42277 123.98520000000001 94.016000000000005 103.52760000000001 42277 1.239852 0.94016000000000011 1.0352760000000001 42277 42185 42094 42004 41912 41820 41729 41639 Loans September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 Commercial real estate $,247,175 $,234,090 $,236,659 $,249,164 $,261,836 $,265,129 $,268,863 $,331,462 $13,085 Construction, land development, land 52,446 46,743 52,203 42,914 45,996 43,040 39,230 37,626 $5,703 1-4 family residential properties 77,043 75,588 73,605 78,738 80,419 81,187 79,542 91,301 $1,455 Farmland 25,784 25,701 24,805 22,496 20,059 19,644 20,114 20,294 $83 Commercial ,468,055 ,454,161 ,371,614 ,364,566.5 ,340,316 ,328,361 ,234,986 ,255,655 $13,894 Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 Consumer 10,632 10,993 11,201 11,941 12,527 13,525 13,515 13,878 $-,361 Mortgage warehouse ,102,363 ,105,687 69,907 55,148 46,874 32,359 14,886 13,513 $-3,324 -3.1% Total loans $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 $32,622 2.8% $,179,423.5 0.17837510034770634 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 equip Equipment* $,143,483 $,138,018 $,118,273 $,106,354 $94,459.5 $71,198 $58,737.422149999991 $48,978.417549999998 $5,465 3.9596284542595894 Asset based lending (General)* 85,641 64,836 36,511 46,388 50,046.1 48,699.38659999998 39,643.64040000005 30,826.65713 $20,805 Asset based lending (Healthcare)* 66,832 65,083 59,572 41,770 40,885 45,751 0 0 $1,749 ABC Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 TCF Commercial finance $,497,759 $,467,653 $,385,808 $,375,422 $,354,502.6 $,321,920.3865999996 $,227,911.48619 $,197,175.7467999999 $30,106 6.4% $,111,951 0.29017283208227929 0.25821460605370899 Total loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 Commercial finance as a % of total 0.41994311993324901 0.40570965550686705 0.3814420146997467 0.37322835037069624 0.36279649057094226 0.34264418702375793 0.28465202910823101 0.22378311027478182 Community banking as a % of total 0.58005688006675094 0.59429034449313289 0.6185579853002533 0.62677164962930376 0.63720350942905779 0.65735581297624202 0.71534797089176894 0.77621688972521818 *TCF abbreviated Triumph Commercial Finance. THF abbreviated Triumph Health Care Finance ABL ,152,473 ,129,919 96,083 88,158 90,931.1 94,450.38659999991 39,643.64040000005 30,826.65713 $22,554 0.17360047414158053 $30,106 $81,845 6.4% 0.21213919877244639 91 91 365 365 0.25821460605370899 0.85088799507629598 ,172,099 ,186,224 BegBal Prov CO Rec EndBal (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance CRE Commercial real estate $385.78817982433196 $164.0521328953597 $-18.406470000000002 $0.76265000000000027 $532.59649271969158 constr Construction, land development, land 339.86845387216385 -19.563314057121701 0 12.571809999999999 333.27694981504214 1-4fam 1-4 family residential properties 182.28786331615527 176.45496121205952 -,144.87037999999993 2.1677299999999988 215.04017452821486 farm Farmland 12.796907360000001 5.8012048199999988 0 0 18.99811218 C&I Commercial 3,057.4738511739374 945.09904787984544 -1 1.5641500000000046 4,003.1370490537824 Fact Factored receivables 3,137.1218754499996 437.64657819999968 -,124.84399999999999 12.418000000000003 3,461.5424536499995 cons Consumer 86.723048132492011 81.950120986337794 -78.904239999999845 50.024059999999977 139.99298911882994 Mort Mortgage warehouse 118.0760981 19.900531300000019 0 0 138.37662940000001 Total Loans $7,320.1362772290804 $1,811.3412632364805 $-,368.2508999999975 $79.50839999999998 $8,842.9608504655607 (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance Equip Equipment* $990.08908425926916 $262.81430401193325 $0 $0 $1,253.3033882712025 ABL Asset based lending (General)* 955.17220410000004 92.470227699999924 0 0 1,047.1424317999999 ABLH Asset based lending (Healthcare)* 342.18 16.400174999999933 0 0 358.08017499999994 Fact Factored receivables 3,136.6218754499996 437.64657819999968 -,124.84399999999999 11.618000000000002 3,461.5424536499995 Commercial finance $5,424.631638092691 $809.3312849119327 $-,124.84399999999999 $11.618000000000002 $6,120.68448721202 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Non-interest bearing demand $12,048 $14,427 $17,986 $,150,238 $,155,879 $,176,245 $,154,749.83000999998 $,179,847.54459000003 $,167,538 $,164,560 $,167,931 Interest bearing deposits 48,151 50,342 50,516 ,481,080 ,479,412 ,514,259 ,461,252 ,479,480 ,481,728 ,474,229 ,455,354 Certificates of deposit ,163,185 ,197,218 ,215,221 ,354,940 ,356,844 ,367,731 ,439,603 ,455,901 ,474,413 ,500,451 ,526,732 Other brokered funds Brokered deposits 0 0 0 58,596 58,177 50,019 50,019 50,000 50,000 50,019 50,019 Total deposits ,223,384 ,261,987 ,283,723 1,044,854 1,050,312 1,108,254 1,105,623.8300099999 1,165,228.5445900001 1,173,679 1,189,259 1,200,036 Interest-bearing demand 0 0 0 ,199,826 ,209,170 ,248,992 ,209,491.49296 ,236,524.32788 ,231,718 ,228,909 ,206,603 Individual retirement accounts 27,959 29,974 30,647 54,512 54,709 53,856 53,010.99260000003 53,688.661569999997 55,773 56,285 58,619 Money market 20,192 20,368 19,869 ,157,406 ,142,522 ,138,204 ,125,369.75075000001 ,117,514.46862 ,120,001 ,116,019 ,117,888 Savings 0 0 0 69,336 73,011 73,207 73,303.316600000006 71,689.613289999994 74,236 73,016 72,244 Summary of fair values of assets acquired, liabilities assumed, consideration paid, and the resulting goodwill: Acquisition Summary (Dollars in thousands) Summary of Fair Values (Dollars in thousands) Fair value of net assets acquired: Cash $8,273.1309999999994 Equity of DMI (fair value of net DMI assets) $,146,454.85 Source Doral Money, Inc. Accounting Memo CLO securities 98,315.937000000005 CLO management contracts 1,918 SNC loans 36,764.720999999998 Fair value of net assets acquired ,148,372.85 Prepaid income tax 3,014.2130000000002 Other assets/liabilities 87.063000000000002 Consideration Transferred: Fair value of DMI net assets $,146,455.6499999997 Cash paid at closing ,133,262.51999999999 Fair value of CLO contracts 1,917.7850000000001 Sales price adjustment 2,601 Net fair value of acquired assets $,148,372.84999999998 Consideration Transferred ,135,864.17199999999 Consideration transferred -,135,864.17199999999 Bargain purchase gain, nontaxable $12,508.677999999985 Bargain purchase gain: $12,508.678 Transaction costs, net of tax -,157.93799999999999 Incremental bonus, net of tax -1,137.5 Escrow recovery from Doral Healthcare, net of tax 195 Net contribution of acquisition $11,408.239999999985 A B A + B C A + B + C ($ in thousands) Non-Accrual Loans Restructured Loans Non-Performing Loans Other Real Estate Owned Non-Performing Assets TCB Quarterly Reports and Loans TSB Commercial real estate $1,995.4237699999999 $0 $1,995.4237699999999 $4,069 $6,064.4237699999994 Construction, land development, land 0 0 0 3,905 3,905 1-4 family residential properties 637.99248999999998 0 637.99248999999998 449 1,086.9924900000001 Farmland 0 0 0 0 0 Commercial 6,250.3588499999996 0 6,250.3588499999996 0 6,250.3588499999996 Factored receivables 650.70261199999993 0 650.70261199999993 0 650.70261199999993 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 PCI 6,205.8971299999994 0 6,205.8971299999994 0 6,205.8971299999994 Community Banking $15,740.374851999997 $0 $15,740.374851999997 $8,423 $24,163.374852000001 TCF equipment $839.68677000000002 $0 $839.68677000000002 $0 $839.68677000000002 TCF asset based lending 0 0 0 0 THF asset based lending 98.353589999999855 0 98.353589999999855 0 98.353589999999855 Factored receivables 0 0 0 0 Commercial finance $938.04035999999985 $0 $938.04035999999985 $0 $938.04035999999985 Total loans $16,678.415211999996 $8,423 $25,101.415212 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Community Banking 131.38499999999999 145.125 126.494 683.92392532000008 572.75551381000002 617.59696134000001 622.63633463000008 630.4559999999999 625.63800000000003 685.02599999999995 687.54200000000003 Equipment 15.093999999999999 20.239999999999998 22.992999999999999 48.978417549999996 58.737422149999993 71.197999999999993 94.459500000000006 106.354 118.273 138.018 143.483 Asset based lending (Healthcare) 0 0 0 0 0 45.750999999999998 40.884999999999998 41.77 59.572000000000003 65.082999999999998 66.831999999999994 Asset based lending (General) 5.5289999999999999 4.8449999999999998 12.436999999999999 30.826657130000001 39.643064040000006 48.699038659999999 50.046099999999996 46.387999999999998 36.511000000000003 64.835999999999999 85.641000000000005 Factored receivables 81.5 98.576999999999998 103.46899999999999 117.37 129.53100000000001 156.27199999999999 169.11199999999999 180.91 171.452 199.71600000000001 201.803 Q3 2015 Commercial Finance Products $497.75900000000001 Community Banking $687.54200000000003 Q3 2015 % of Total % of Commercial Finance Equipment $143.483 0.12105195220454552 0.28825797223154176 Asset based lending (Healthcare) $66.831999999999994 5.6% 0.13426577922247512 Asset based lending (General) $85.641000000000005 7.2% 0.1720531421832654 Factored receivables $201.803 0.17025464417898914 0.40542310636271767 Real Estate & Farmland $402.44799999999998 Commercial Real Estate $247.17500000000001 Commercial $172.09899999999999 Construction, Land Development, Land $52.445999999999998 Consumer $10.632 1-4 Family Residential Properties $77.043000000000006 Mortgage Warehouse $102.363 Farmland $25.783999999999999 Commercial $172.09899999999999 Consumer $10.632 Mortgage Warehouse $102.363 42277 % of Total % of Community Banking Commercial Real Estate $247.17500000000001 0.20853352861425076 0.35950531022104831 Construction, Land Development, Land $52.445999999999998 4.4% 7.6% 1-4 Family Residential Properties $77.043000000000006 6.5% 0.11205569986997159 Farmland $25.783999999999999 2.2% 3.8% Commercial $172.09899999999999 0.14519434304029102 0.25031052648420021 Consumer $10.632 .9% 1.5% Mortgage Warehouse $102.363 8.6% 0.14888254099385928 REAL ESTATE Commercial Real Estate $247.17500000000001 Construction, Land & Development $52.445999999999998 1-4 Family Residential $77.043000000000006 Farmland $25.783999999999999 COMMERCIAL $172.09899999999999 CONSUMER $10.632 MORTGAGE WAREHOUSE $102.363 FACTORED RECEIVABLES $201.803 EQUIPMENT FINANCE $143.483 HEALTHCARE ASSET $66.831999999999994 BASED LENDING ASSET BASED LENDING $85.641000000000005 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs (000's) Net Chargeoffs (NCOs) 91 6 1,456 140 -61 125 308.65942000000001 287.60610999999989 202 365 83 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets (000's) Non-performing Assets (NPAs) 15.756 14.305999999999999 13.907999999999999 26.175000000000001 24.117999999999999 25.59 27.582776999999997 25.100643000000002 23.790315620000001 19.272653999999999 17.744960858573311 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42185YTD 42094YTD 42004YTD 41912YTD 41820YTD 41729YTD 41639YTD 42277 42185 42094 42004 41912 41820 41729 41639 42185 42094 42004 41912 41820 41729 41639 QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, June 30, March, 31, December 31, September 30, June 30, March 31, December 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2015 2015 2014 2014 2014 2014 2013 Interest income: InterestFeesLoans Loans, including fees $15,716 $17,158 $13,239 $14,138 $13,706 $13,860 $14,376 $12,906 $14,234 $13,239 $56,080 $41,942 $28,236 $14,376 $23,262 4406999 Factored receivables, including fees 8,829 8,654 7,509 8,367 7,681 6,838 5,272 5,205 16,163 7,509 28,158 19,791 12,110 5,272 17,938 4209999 Taxable securities 649 659 678 644 666 663 657 618 1,337 678 2,630 1,986 1,319 657 1,225 4208999 Tax exempt securities 17 16 12 14 15 15 16 39 28 12 60 46 31 16 39 4109999 Cash deposits 92 110 141 117 50 77 58 74 251 141 302 185 135 58 166 4999999 Total interest income 25,303 26,597 21,579 23,280 22,118 21,453 20,379 18,842 32,013 21,579 87,230 63,950 41,831 20,379 42,630 Interest expense: 5109999 Deposits 1,764 1,667 1,570 1,498 1,289 1,141 1,108 1,103 3,237 1,570 5,036 3,538 2,249 1,108 3,560 5201699 Senior secured note 0 0 0 173 134 137 140 123 0 0 584 411 276 140 123 5201999 Junior subordinated debentures 283 278 272 276 276 272 271 247 550 272 1,095 819 543 271 247 Other borrowings 25 7 12 4 24 22 5 11 19 12 55 51 28 5 3 5709999 Total interest expense 2,072 1,952 1,854 1,951 1,723 1,572 1,524 1,484 3,806 1,854 6,770 4,819 3,096 1,524 3,947 5799999 Net interest income 23,231 24,645 19,725 21,329 20,395 19,881 18,855 17,358 28,207 19,725 80,460 59,131 38,735 18,855 38,683 5809999 Provision for loan losses 165 2,541 645 1,811 1,375 1,747 925 1,057 3,186 645 5,858 4,047 2,672 925 3,412 5999999 Net interest income after provision for loan losses 23,066 22,104 19,080 19,518 19,020 18,134 17,930 16,301 25,021 19,080 74,602 55,084 36,063 17,930 35,271 Non-interest income: 6109999 Service charges on deposits 710 666 612 647 811 813 738 703 1,278 612 3,009 2,363 1,552 738 703 6112999 Card income 574 578 523 516 544 548 490 405 1,101 523 2,098 1,582 1,037 490 405 6206999 Net OREO gains/(losses) and valuation adjustments -58 52 26 -,242 -11 -,252 -77 86 78 26 -,582 -,340 -,329 -77 154 6201000 Net gains on sale of securities 15 242 0 61.62196999999999 9.5398499999999995 0 16.29447 0 242.32840999999999 0 88.456289999999996 25.834319999999998 16.29447 16.29447 -0.58610000000000007 6207999 Net gains on sale of loans 363 491 542 437 484 319 255 494 1,033 542 1,495 1,058 575 255 846 6308999 Fee income 542 502 422 553 448 421 398 355 924 422 1,820 1,267 819 398 1,189 6202999 Gain on branch sale 0 0 0 0 12,619 0 0 0 0 0 12,619 12,619 0 0 0 6306999 Bargain purchase gain 1,708 0 12,509 0 0 0 0 9,014 12,509 12,509 0 0 0 0 9,014 6301999 Asset management fees 1,744 1,274 958 486 374 129 0 0 2,232 958 989 503 129 0 0 Other 700 964 1,067 1,262.3780299999999 525.46014999999898 655 788.70552999999995 465 2,030.6715899999981 1,067 3,230.5437099999981 1,968.1656799999982 1,443.7055300000002 788.70552999999995 702.58610000000044 6999999 Total non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 11,522 21,428 16,659 24,767 21,046 5,243 2,609 13,013 Non-interest expense: 7199999 Salaries and employee benefits 12,416 12,042 13,269 12,752 11,032 9,471 8,876 8,322 25,311 13,269 42,131 29,379 18,347 8,876 20,737 7299999 Occupancy, furniture and equipment 1,575 1,555 1,572 1,429 1,319 1,336 1,390 1,119 3,127 1,572 5,474 4,044 2,725 1,390 2,465 7401999 FDIC insurance and other regulatory assessments 252 271 263 221 280 280 261 283 534 263 1,042 821 541 261 499 7403999 Professional fees 1,344 852 1,327 1,146 1,043 793 592 1,455 2,179 1,327 3,574 2,428 1,385 592 2,460 7801999 Amortization of intangible assets 1,179 895 764 727 746 724 726 620 1,659 764 2,923 2,196 1,451 726 620 7701999 Advertising and promotion 618 526 543 366 1,102 683 443 222 1,069 543 2,594 2,228 1,126 443 682 7602999 Communications and technology 951 927 886 961 954 945 888 754 1,813 886 3,748 2,787 1,834 888 1,412 Other 2,210 2,567 2,159 2,083 1,985 1,928 1,720 1,882 4,726 2,159 7,716 5,634 3,647 1,720 3,616 7899999 Total non-interest expense 20,545 19,635 20,783 19,685 18,461 16,160 14,896 14,657 40,418 20,783 69,202 49,517 31,056 14,896 32,724 7909999 Net income before income tax 8,819 7,238 14,956 3,554 16,363 4,607 5,643 13,166 6,031 14,956 30,167 26,613 10,250 5,643 48,284 7919999 Income tax expense 2,891 2,586 912 747 6,089 1,626 1,916 1,449 3,498 912 10,378 9,631 3,541 1,916 2,133 7999999 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,981 $3,727 $11,717 $2,533 $14,044 $19,789 $16,982 $6,709 $3,727 $13,427 9999991 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 -,696 -,579 -,399 -,387 -,192 -2,840 -2,054 -1,275 -,579 -1,588 9999992 Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,318 $2,146 $13,852 $16,949 $14,928 $5,434 $3,148 $11,839 365 365 92 92 91 90 92 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42004 41912 41820 41729 41639 AvgAssets 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 1,164,757.71273 5799999 #REF! #REF! #REF! #REF! #REF! 6999999 #REF! #REF! #REF! #REF! #REF! 5809999 #REF! #REF! #REF! #REF! #REF! 7899999 #REF! #REF! #REF! #REF! #REF! 7919999 #REF! #REF! #REF! #REF! #REF! 7999999 #REF! #REF! #REF! #REF! #REF! Return on average assets 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 3.991108388855516E-2 Efficiency ratio * 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q1 2014 Net interest margin #REF! #REF! #REF! #REF! #REF! Noninterest income #REF! #REF! #REF! #REF! #REF! Noninterest expense #REF! #REF! #REF! #REF! #REF! Net noninterest expense #REF! #REF! #REF! #REF! #REF! Pretax preprovision ROA #REF! #REF! #REF! #REF! #REF! Provision for loan & lease losses #REF! #REF! #REF! #REF! #REF! Pretax ROA #REF! #REF! #REF! #REF! #REF! Tax expense #REF! #REF! #REF! #REF! #REF! Return on average assets #REF! #REF! #REF! #REF! #REF! Efficiency ratio* 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Check ROA #REF! #REF! #REF! #REF! #REF! Nonperforming Assets Dec 31, Sep 30, Jun 30, Mar 31, Dec 31, (Dollars in thousands) 2014 2014 2014 2014 2013 Commercial real estate $1,995 $2,229.4071900000004 $259.05792357757764 $268.53541083089431 $276 Construction, land development, land 0 11.6 0 0 0 1-4 family residential properties 638 879.05610999999999 473.97733266666671 477.16052266666668 454 Farmland 0 0 0 0 0 Commercial 7,188 6,860.8523999999998 6,251.2413180933563 5,224.3902780933568 5,438 Factored receivables 651 812.6 133 58 89 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 Purchase credit impaired 6,206 6,770.1842999999981 7,369.7234256623988 4,514.9137884090824 6,135 Total nonperforming loans 16,678 17,563.699999999997 14,487 10,543 12,392 OREO acquired through foreclosure, net 8,423 10,019.4 11,103 13,575 13,783 Total nonperforming assets $25,101 $27,583.1 $25,590 $24,118 $26,175 Nonperforming assets to total assets 1.7336165945391179E-2 2.0465067465599444E-2 1.8200000000000001E-2 1.8599999999999998E-2 2.0299999999999999E-2 Nonperforming loans to total loans held for investment 1.6580834852735617E-2 1.7974924754819939E-2 1.54E-2 1.32E-2 1.4067303282522125E-2 Total past due loans to total loans held for investment 2.5674809469935715E-2 2.6055249048497705E-2 2.8199999999999999E-2 2.9899999999999999E-2 2.7816449016242334E-2 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 42277 42185 42094 42004 41912 41820 41729 365 365 365 365 365 365 365 92 91 90 92 92 91 90 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Manual Adj Dilutive effect of preferred stock 0 0 0 0 0 0 192 Manual Adj Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 6306999 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Manual Adj Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Manual Adj Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Diluted_Shrs Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Manual Adj Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16149825243375751 $0.2305633808643695 $0.31674073405328945 AvgCmnEqty Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Manual Adj Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity ,250,891 N/A ,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A AvgAssets Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets 1,563,989.7617899999 N/A 1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 7.3918758101229869E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 AvgTangEq Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 6306999 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Manual Adj Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 243 0 0 0 0 Manual Adj Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 AvgAssets Average total assets $1,565,697.7617899999 $1,511,045.2271500002 $1,449,791 $1,427,474.7515699998 $1,354,206.5291800001 $1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% DisAcrLYLD Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% DisAcrLNIM Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 3100799 3100899 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Shares outstanding end of period Common shares outstanding 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16148593101374989 $0.2305633808643695 $0.31674073405328945 Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity $,250,891 N/A $,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets $1,563,989.7617899999 N/A $1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 6.853469074332541E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, 3340 (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 0 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 243 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 Average total assets 1,565,697.7617899999 1,511,045.2271500002 1,449,791 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, #REF! (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 #REF! Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Common shares outstanding at end of period 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Yield on loans GAAP / Reported 0.12239999999999999 0.1229 0.12859999999999999 9.3799999999999994E-2 9.1749358297483319E-2 8.8303024444554082E-2 8.6561402229709025E-2 8.9767420092723954E-2 8.4957323547613289E-2 9.4944990035923063E-2 8.3393056676373922E-2 Adjusted yield on loans Adjusted 0.11169999999999999 0.11559999999999999 0.12479999999999999 7.6899999999999996E-2 7.7317465081969475E-2 7.7452772832623876E-2 8.0323701620639953E-2 8.2905499529188922E-2 8.0397688995995198E-2 8.9601558838512063E-2 7.959529152802923E-2 SNL U.S. Bank $1B-$5B 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net interest margin GAAP / Reported 8.7499999999999994E-2 9.0399999999999994E-2 9.06E-2 6.6799999999999998E-2 6.8500000000000005E-2 6.5847248715805218E-2 6.6862529147636018E-2 6.5799999999999997E-2 6.1100000000000002E-2 7.1999999999999995E-2 6.453943023929222E-2 Adjusted Net interest margin Adjusted* 7.9200000000000007E-2 8.4599999999999995E-2 8.7599999999999997E-2 5.4300000000000001E-2 5.7333693858374217E-2 5.7421265334969537E-2 6.1879312301024919E-2 6.0518137873070678E-2 5.7604540171474206E-2 6.7780562435600544E-2 6.1436271756382291E-2 SNL U.S. Bank $1B-$5B** 3.7699999999999997E-2 3.7999999999999999E-2 3.8300000000000001E-2 3.85E-2 3.7400000000000003E-2 3.7199999999999997E-2 3.7400000000000003E-2 3.7400000000000003E-2 3.6999999999999998E-2 3.6600000000000001E-2 3.61E-2 SNL Industry Trends and statistics https://www.snl.com/interactivex/indstats.aspx?Defaults=5&IndStatsMC=34372&State=0&IndStatsEnergy=578&IndStatsGaming=33190&ReitIndustry=0&SpecLendIndustry=0&InsuranceType=-1&FocusIndustry=0&SecInvIndustry=0&KeyPortfolioFilter=0&IndStatsMetalsAndMining=578&FinTechIndustry=0&IndStatsCoal=578&InsuranceIndustry=0&SpecLendType=0&IndStatsSecInv=578&IndStatsEuroBanking=577&GeographyGlobalRegion=0&IndStatsNaturalGas=578&IndStatsInvComp=578&submit=Apply&SecInvType=0&IndStatsBanking=2619&EnergyIndustry=0&IndStatsSpecLender=578&Form_Name=UserInputs&Refreshed=1&InvCoIndustry=0&ReitType=-1&BankIndustry=1&FinPerfMarketCap=0&FinPerfAssets=0&IndStatsAsiaBanking=577&InvCoType=0&IndStatsInsurance=578&IndStatsIntlREIT=577&IndStatsHomeBuilder=6942&IndStatsLatinAmericaBanking=577&IndStatsREIT=9091 1Q13Rate 2Q13Rate 3Q13Rate 4Q13Rate 1Q14Rate 2Q14Rate 3Q14Rate 4Q14Rate 1Q15Rate 2Q15Rate 3Q15Rate 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 CID 1.4567505892738081E-2 1.3581513959858292E-2 1.3493082739333025E-2 5.4685335335321718E-3 5.0529505930945774E-3 4.9723382763107943E-3 5.6235418025325995E-3 6.0661803781625586E-3 6.4000000000000003E-3 6.54517963379995E-3 6.8796934733585564E-3 COD 1.3885780781452804E-2 1.321966735986289E-2 1.2723474935752302E-2 4.6719332532512347E-3 4.3476729152817882E-3 4.198981848319152E-3 4.7710329749966873E-3 5.1946634995848609E-3 5.4999999999999997E-3 5.6097701311609068E-3 5.8852630913512095E-3 CTF 1.373441322797345E-2 1.3068238413322037E-2 1.2408922593904649E-2 5.8716766893925267E-3 5.6330084733198548E-3 5.3177644688143901E-3 5.8729585528498511E-3 6.4875091454054106E-3 6.3E-3 6.2941260201030058E-3 6.4046469275360288E-3 42277 42185 42094 42004 41912 41820 41729 41639 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 ASSETS 1109999 Total cash and cash equivalents $,115,783 $99,714 $,178,442 $,160,888 $75,625 $85,716 $,106,951 $85,797 1208999 Securities - available for sale ,156,820 ,158,693 ,161,360 ,162,024 ,165,489 ,168,694 ,165,276 ,184,654 1205999 Securities - held to maturity 747 746 746 745 745 744 744 743 1405999 Loans held for sale 2,174 4,096 3,401 3,288 7,295 4,088 4,902 5,393 1406999 Loans held for investment 1,185,301 1,152,679 1,011,446 1,005,878 ,977,139 ,939,517 ,800,667 ,881,099 1407999 Allowance for loan and lease losses ,-11,544 ,-11,462 -9,286 -8,843 -7,320 -6,253 -4,631 -3,645 1408999 Loans, net 1,173,757 1,141,217 1,002,160 ,997,035 ,969,819 ,933,264 ,796,036 ,877,454 1510999 Branch assets held for sale 0 0 0 0 0 80,331 88,692 0 1800999 FHLB and FRB stock 7,992 5,707 4,466 4,903 5,826 7,976 5,233 5,802 1509999 Premises and equipment, net 21,807 21,677 21,716 21,933 21,744 20,708 20,502 23,344 1609999 Other real estate owned ("OREO"), net 6,201 6,322 6,991 8,423 10,019 11,103 13,575 13,783 1709999 Goodwill and intangible assets, net 28,995 30,174 30,211 29,057 29,783 31,043 27,792 28,518 1802999 Bank-owned life insurance 29,406 29,295 29,193 29,083 28,955 28,829 28,695 28,554 1808999 Deferred tax asset, net 15,838 15,582 14,983 15,956 16,523 20,178 Other assets 21,943 16,036 19,074 14,563 15,975 14,398 38,712 34,197 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 LIABILITIES 2106999 Non-interest bearing deposits $,167,931 $,164,560 $,167,538 $,179,848 $,154,750 $,176,245 $,155,879 $,150,238 2107999 Interest bearing deposits 1,032,105 1,024,699 1,006,141 ,985,381 ,950,874 ,932,009 ,894,433 ,894,616 2199999 Total deposits 1,200,036 1,189,259 1,173,679 1,165,229 1,105,624 1,108,254 1,050,312 1,044,854 2300899 Customer repurchase agreements 15,584 13,011 8,666 9,282 15,644 15,313 17,670 11,330 2301999 Federal Home Loan Bank advances 61,000 19,000 0 3,000 0 70,000 20,750 21,000 2300999 Senior secured note 0 0 0 0 11,630 11,944 12,259 12,573 2303999 Junior subordinated debentures 24,620 24,553 24,487 24,423 24,359 24,296 24,233 24,171 Other liabilities 16,304 25,957 13,234 8,455 14,713 11,341 7,705 13,714 2999999 Total liabilities 1,317,544 1,271,780 1,220,066 1,210,389 1,171,970 1,241,148 1,132,929 1,127,642 EQUITY 3100799 Preferred stock series A 4,550 4,550 4,550 4,550 4,550 4,550 4,550 4,550 3100899 Preferred stock series B 5,196 5,196 5,196 5,196 5,196 5,196 5,196 5,196 3101999 Common stock 181 181 180 180 99 98 98 98 3102999 Additional paid-in-capital ,193,465 ,192,605 ,191,745 ,191,049 ,105,304 ,104,827 ,104,744 ,104,631 3103999 Treasury stock, at cost -,184 -,170 -,161 -,161 -68 -4 0 0 3105999 Retained earnings 59,785 54,053 49,596 35,744 34,014 24,519 22,111 18,992 3106999 Accumulated other comprehensive income 926 1,064 1,571 951 836 841 485 133 3107999 Total stockholders’ equity ,263,919 ,257,479 ,252,677 ,237,509 ,149,931 ,140,027 ,137,184 ,133,600 3108999 Noncontrolling interests 0 0 0 0 25,897 25,897 26,997 26,997 3109999 Total equity ,263,919 ,257,479 ,252,677 ,237,509 ,175,828 ,165,924 ,164,181 ,160,597 3999999 Total liabilities and equity $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 Assets = Liabilities - Shareholders' Equity Audit 0 0 0 0 0 0 0 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 7199999 Salaries and employee benefits 3,754 4,121 4,540 8,322 8,876 9,471 11,032 12,752 13,269 12,042 12,416 7299999 Occupancy, furniture and equipment 427 430 488 1,119 1,390 1,336 1,319 1,429 1,572 1,555 1,575 7403999 Professional fees 114 546 345 1,455 592 793 1,043 1,146 1,327 852 1,344 7701999 Advertising and promotion 183 103 175 222 443 683 1,102 366 543 526 618 7602999 Communications and technology 212 217 230 754 888 945 954 961 886 927 951 Other 657 756 769 2,785 2,707 2,932 3,011 3,031 3,186 3,733 3,641 7899999 Total non-interest expense 5,347 6,173 6,547 14,657 14,896 16,160 18,461 19,685 20,783 19,635 20,545 Efficiency ratio * Efficiency Ratio 0.78290924512298554 0.78582834331337326 0.79703075291622483 0.66753926701570676 0.73847093921857587 Salaries and employee benefits as a % of total expense 0.70207593042827754 0.6675846427992872 0.69344738047960897 0.56778331172818453 0.59586466165413532 0.58607673267326732 0.59758409620280595 0.64780289560579118 0.63845450608670551 0.61329258976317802 0.60433195424677533 7401999 FDIC insurance assessment 72 65 79 283 261 280 280 221 263 271 252 7802999 Carrying costs for OREO 57 96 28 52 132 100 73 68 79 86 68 7801999 Amortization of intangible assets 0 0 0 620 726 724 746 727 764 895 1,179 Salaries and employee benefits $12,416 Occupancy, furniture and equipment $1,575 Professional fees $1,344 Advertising and promotion $618 Communications and technology $951 Other $3,641 Salaries and employee benefits $12,042 Occupancy, furniture and equipment $1,555 Professional fees $852 Advertising and promotion $526 Communications and technology $927 Other $3,733 Loans 41364 41455 41547 41639 41729 41820 41912 42004 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 (Dollars in thousands) Commercial real estate $,108,363.66105 $,101,316.68778999998 $91,712.208810000011 $,331,271 $,268,688 $,264,730 $,261,836 $,249,406 Construction, land development, land 0 4,555.1998400000002 3,862.91723 37,626 39,230 43,040 45,996 42,914 1-4 family residential properties 3,668.3402299999998 3,429.4557800000011 3,138.8316599999989 91,301 79,542 81,187 80,419 78,624 Farmland 777.29686000000004 770.7398199999999 765.30088999999987 20,294 20,114 19,644 20,059 23,246 Commercial 39,198.590480000006 53,972.176519999979 54,314.22990000012 ,255,655 ,234,986 ,328,760 ,340,316 ,363,689 Factored receivables 81,500.28919999997 98,576.595730000001 ,103,469.17259 ,117,370 ,129,531 ,156,272 ,169,112 ,180,910 Consumer 0 0 0 13,878 13,515 13,525 12,527 11,941 Mortgage warehouse 0 6,166.506599999999 8,130.8033199999991 13,513 14,886 32,359 46,874 55,148 Total Loans $,233,507.91753999999 $,268,786.90613999998 $,265,393.25748999999 $,880,908 $,800,492 $,939,517 $,977,139 $1,005,878 (Dollars in thousands) TCF Equipment* TCF Asset Based Lending* THF Asset Based Lending* Factored Receivables Commercial Finance Current Quarter End Date 42277 Prior Quarter End Date 42185 PPQ End Date 42094 PQY End Date 41912 PYE End Date 42004 PQ Month End 6 CQ Month End 9 Quarter a_CQtrNum 3rd CQ Number QTR Text a_CQtrTxt third CQ Text QTR Text a_CQtrTxtCap Third CQ Text Capitalized Year 2015 Month a_CQtr September CQ Month Year Days a_CQtrEnded September 30, 2015 CQ Full Date Quarter a_PQtrNum 2nd PQ Number QTR Text a_PQtrTxt second PQ Text Month a_PQtr June PQ Month Year Days a_PQtrEnded June 30, 2015 PQ Full Date a_CYr 2015 Current Year a_PYr 2014 Prior Year 7999999 a_CQtrNetInc 5.9279999999999999 CQ Net Income 7999999 a_PQtrNetInc 4.6520000000000001 PQ Net Income 9999992 a_CQtrNetIncCom 5.7320000000000002 CQ Net Income to Common Stockholders 9999992 a_PQtrNetIncCom 4.4569999999999999 PQ Net Income to Common Stockholders 5799999 a_CNetIntInc 23.231000000000002 CQ Net Interest Income 5799999 a_PNetIntInc 24.645 PQ Net Interest Income 5809999 a_CQProv 0.16500000000000001 CQ Provision Cost of interest bearing deposits a_CQ_CostIntBearDeps 6.8796934733585564E-3 CQ Cost of Interest Bearing Deposits Cost of interest bearing deposits a_PQ_CostIntBearDeps 6.54517963379995E-3 PQ Cost of Interest Bearing Deposits Cost of total funds a_Cost_Of_Total_Funds_CQ 6.4046469275360288E-3 CQ Cost of Total Funds Cost of total funds a_Cost_Of_Total_Funds_PQ 6.2941260201030058E-3 PQ Cost of Total Funds 5809999 a_PQProv 2.5409999999999999 PQ Provision Diluted earnings per share a_CQEPS 0.3189070282330756 CQ Diluted EPS Diluted earnings per share a_PQEPS 0.2502109749029191 PQ Diluted EPS Return on average assets a_CQROA 1.5020682981696912E-2 CQ Return on Average Assets Return on average assets a_PQROA 1.2347404317062754E-2 PQ Return on Average Assets Return on average common equity a_CQROCE 9.00284124502541E-2 CQ Return on Average Common Equity Return on average common equity a_PQROCE 7.2697830172170172E-2 PQ Return on Average Common Equity Tangible common stockholders' equity to tangible assets a_TangibleCommonEquity_to_TangibleAssets 0.14504508825767878 CQ Tangible Common Equity to Tangible Assets Month_Num EOM Mont_ID Month Days YTD_Days Quarter QTR Text Year Net interest margin a_CQNim 6.453943023929222E-2 CQ Net Interest Margin 1 1/31/2015 1/2015 January 31 31 1 1st first 2015 Net interest margin a_PQNim 7.1999999999999995E-2 PQ Net Interest Margin 2 2/28/2015 2/2015 February 28 59 1 1st first 2015 a_CQ_NIM_Chg 74.605697607077744 CQ Net Interest Margin Change from PQ 3 3/31/2015 3/2015 March 31 90 1 1st first 2015 Adjusted Net interest margin a_CQNimAdj 6.1436271756382291E-2 CQ Net Interest Margin - Adjusted 4 4/30/2015 4/2015 April 30 120 2 2nd second 2015 Adjusted Net interest margin a_PQNimAdj 6.7780562435600544E-2 PQ Net Interest Margin - Adjusted 5 5/31/2015 5/2015 May 31 151 2 2nd second 2015 Yield on loans a_CQYld 8.3393056676373922E-2 CQ Yield on Loans 6 6/30/2015 6/2015 June 30 181 2 2nd second 2015 Yield on loans a_PQYld 9.4944990035923063E-2 PQ Yield on Loans 7 7/31/2015 7/2015 July 31 212 3 3rd third 2015 a_CQ_Yield_Chg 114.99999999999996 CQ Yield on Loans Change from PQ 8 8/31/2015 8/2015 August 31 243 3 3rd third 2015 Adjusted yield on loans a_CQYldAdj 7.959529152802923E-2 CQ Yield on Loans - Adjusted 9 9/30/2015 9/2015 September 30 273 3 3rd third 2015 Adjusted yield on loans a_PQYldAdj 8.9601558838512063E-2 PQ Yield on Loans - Adjusted 10 10/31/2015 10/2015 October 31 304 4 4th fourth 2015 1407999 a_CQALLL 11.544 CQ ALLL 11 11/30/2015 11/2015 November 30 334 4 4th fourth 2015 1407999 a_PQALLL 11.462 PQ ALLL 12 12/31/2015 12/2015 December 31 365 4 4th fourth 2015 ALLL to total loans a_CQResRat 9.7392982879454248E-3 CQ Reserve Ratio ALLL to total loans a_PQResRat 9.943791810209086E-3 PQ Reserve Ratio Net charge-offs (000's) a_CQNcos 8.3000000000000004E-2 CQ Net Charge Offs Net charge-offs (000's) a_PQNcos 0.36499999999999999 PQ Net Charge Offs Nonperforming assets to total assets a_CQNpaAsset 1.1220598179390419E-2 CQ NPAs to Total Assets Nonperforming assets to total assets a_PQNpaAsset 1.2602609499110353E-2 PQ NPAs to Total Assets a_CQ_NPAs_to_Assets_Chg 13.820113197199335 CQ NPAs to Total Assets Change from PQ Past due to total loans a_CQ_Past_Due_to_Total_Loans 2.137702619720502E-2 CQ Past Due to Total Loans 6999999 a_CQNonIntInc 6.298 CQ Noninterest Income 6999999 a_PQNonIntInc 4.7690000000000001 PQ Noninterest Income 7899999 a_CQNonIntExp 20.5 CQ Noninterest Expense 7899999 a_PQNonIntExp 19.600000000000001 PQ Noninterest Expense 1406999 a_CQLoan 1.1853009999999999 CQ Total Loans 1406999 a_PQLoan 1.152679 PQ Total Loans 1406999 1.005878 PY Total Loans a_CQ_Loan_Change 32.621999999999929 CQ Total Loans Dollar Change from PQ a_CQ_Loan___Change 2.8% CQ Total Loans Percent Change from PQ a_CY_Loan_Dollar_Change 179.42299999999989 CQ Total Loans Dollar Change from PY a_CY_Loan_Percent_Change 0.1783745146031625 CQ Total Loans Percent Change from PY 2199999 a_CQ_total_Deposits 1.2000360000000001 CQ Total Deposits 2199999 a_PQ_total_Deposits 1.1892590000000001 PQ Total Deposits a_CQ_total_Deposits_Change 10.777000000000037 CQ Total Deposits Dollar Change from PQ a_CQ_total_Deposits___Change .9% CQ Total Deposits Percent Change from PQ 2106999 a_CQ_NIB 0.167931 CQ NonInterest Bearing Deposits a_NIB_Pct_of_TotalDeposits 0.13993830185094447 CQ NonInterest Bearing Deposits as Percent of Total Deposits a_NonTimeDeposits_Pct_of_TotalDeps 0.4705408837734868 Non Time Deposits as Percent of Total Deposits TCF a_CQ_Commercial_Finance 497.75900000000001 CQ Commercial Finance TCF a_PQ_Commercial_Finance 467.65300000000002 PQ Commercial Finance a_CQ_Commercial_Finance_Change 30.105999999999995 CQ Commercial Finance Dollar Change from PQ a_CQ_Commercial_Finance___Change 6.4% CQ Commercial Finance Percent Change from PQ Net interest margin a_CYNim 6.5933731914670113E-2 CY Net Interest Margin 2Q15 2Q15 2Q15 1Q15 1Q15 1Q15 2Q15Balance 2Q15 2Q15Rate 1Q15Balance 1Q15 1Q15Rate September 30, 2015 June 30, 2015 Average Average Average Average (Dollars in thousands) Balance Interest Rate Balance Interest Rate Interest earning assets: Interest earning cash balances $96,566 $92 3.7797982726839674E-3 $,119,969 $110 3.6776899966557293E-3 $0 Hard Code Taxable securities ,154,254 598 1.5380476357177124E-2 ,153,073 609 1.5957695398223774E-2 0 Tax exempt securities 2,554 17 2.6407851281876678E-2 3,643 16 1.7616202079556456E-2 0 FHLB and FRB stock 6,959 51 2.9075579324865517E-2 5,288 50 3.792538777410185E-2 Loans 1,167,670 24,545 8.3396524330690516E-2 1,090,472 25,812 9.4942051104153394E-2 0 Total interest earning assets $1,428,003 $25,303 7.0298803415618213E-2 $1,372,445 $26,597 7.7730090987452843E-2 Non-interest earning assets: Other assets ,137,695 ,138,600 Total assets $1,565,698 $1,511,045 Interest bearing liabilities: Deposits: Interest bearing demand $,211,823 $32 5.9935191994793025E-4 $,239,033 $36 6.040822999150928E-4 Individual retirement accounts 57,227 177 1.2270925627231293E-2 55,778 168 1.2080859009755709E-2 Hard Code Money market ,116,375 66 2.2500350254518282E-3 ,116,517 66 2.2719884199324967E-3 Hard Code Savings 72,617 9 4.9171022954859662E-4 74,088 9 4.8724356304531225E-4 Certificates of deposit ,509,224 1,354 1.054908611158735E-2 ,485,533 1,263 1.0433645335907385E-2 Brokered deposits 50,002 126 9.9974261899089256E-3 50,002 125 1.0027071444614743E-2 Total deposits 1,017,268 1,764 6.8796799475355228E-3 1,020,951 1,667 6.5491083130519304E-3 0 Junior subordinated debentures 24,580 283 4.5678264407259347E-2 24,513 278 4.5488310082606981E-2 0 Short-term borrowings 69,778 25 1.4214334404639806E-3 28,862 7 9.7279894244761559E-4 0 Total interest bearing liabilities $1,111,626 $2,072 7.3949644778088094E-3 $1,074,326 $1,952 7.2877790814432014E-3 Non-interest bearing liabilities and equity: Non-interest bearing demand deposits ,171,887 ,170,240 Other liabilities 19,841 10,825 Total equity ,262,344 ,255,654 Total liabilities and equity $1,565,698 $1,511,045 Net interest income $23,231 $24,645 Interest spread 6.2903838937809403E-2 7.0442311906009636E-2 Net interest margin 6.4542208518682628E-2 7.202534467743639E-2 42277 42185 42094 42004 41912 41820 41729 41639 As of and For the Three Months Ended Key Metrics September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Performance ratios - annualized Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average tangible common equity (ROATCE) Return on average tangible common equity (ROATCE) (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.4999999999999997E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Net interest margin Net interest margin 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality(2) Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Per Share Amounts Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Net noninterest expense to average assets Unadjusted Net noninterest expense to average assets (1) 3.6104231415205072E-2 3.9462048685496381E-2 1.1534553084965307E-2 4.4371011654619083E-2 7.78224729002692E-3 3.9911035828657786E-2 3.9204150615991543E-2 3.5266000745935028E-2 42277 42185 42094 42004 41912 41820 41729 41639 41547 41455 41364 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, September 30, June 30, March 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2013 2013 2013 Noninterest bearing demand Non-interest bearing demand $,167,931 $,164,560 $,167,538 $,179,847.54459000003 $,154,749.83000999998 $,176,245 $,155,879 $,150,238 $17,986 $14,427 $12,048 Interest-bearing demand Interest bearing demand ,206,603 ,228,909 ,231,718 ,236,525 ,209,491.49296 ,248,992 ,209,170 ,199,826 0 0 0 Individual Retirement Accounts Individual retirement accounts 58,619 56,285 55,773 55,034 54,378 53,856 54,709 54,512 30,647 29,974 27,959 Money Market Money market ,117,888 ,116,019 ,120,001 ,117,514.46862 ,125,371 ,138,204 ,142,522 ,157,406 19,869 20,368 20,192 Savings Savings 72,244 73,016 74,236 70,407 72,012 73,207 73,011 69,336 0 0 0 Certificates of deposit Certificates of deposit ,526,732 ,500,451 ,474,413 ,455,901 ,439,603 ,367,731 ,356,844 ,354,940 ,215,221 ,197,218 ,163,185 Other brokered funds Brokered deposits 50,019 50,019 50,000 50,000 50,019 50,019 58,177 58,596 0 0 0 Total deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229.1321 $1,105,624.3229700001 $1,108,254 $1,050,312 $1,044,854 $,283,723 $,261,987 $,223,384 ,635,370 ,606,755 ,580,186 ,560,935 ,544,000 ,471,606 ,469,730 ,468,048 ,245,868 ,227,192 ,191,144 0.5294591162265132 0.51019584463939305 0.49433107348772537 0.48139463885706313 0.49202969643311734 0.42553963261129668 0.44722901385493075 0.44795540812400586 0.86657761267151412 0.86718806658345648 0.85567453353865985 $,564,666 $,582,504 $,593,493 $,604,294.1321 $,561,624.32296999998 $,636,648 $,580,582 $,576,806 $37,855 $34,795 $32,240 0.4705408837734868 0.4898041553606069 0.50566892651227469 0.51860536114293687 0.50797030356688255 0.57446036738870332 0.55277098614506925 0.5520445918759942 0.13342238732848588 0.13281193341654357 0.14432546646134012 Noninterest bearing demand/Total Deposits 0.13993830185094447 0.13837187694186043 0.14274601488141136 0.15434523389917304 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 6109999 Service charges on deposits 0 0 0 703 738 813 811 647 612 666 710 6112999 Card income 0 0 0 405 490 548 544 516 523 578 574 6308999 Fee income 231 279 324 355 398 421 448 553 422 502 542 6301999 Asset management fees 0 0 0 0 0 129 374 486 958 1,274 1,744 Other 214 50 393 1,045 983 722 1,008 1,519 1,635 1,749 #REF! 6999999 Total non-interest income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 #REF! 5799999 Net Interest income 6,054 7,143 8,128 17,358 18,855 19,881 20,395 21,329 19,725 24,645 #REF! 6999999 Non-interest Income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 #REF! Total Revenue 6,499 7,472 8,845 19,866 21,464 22,514 23,580 25,050 23,875 29,414 #REF! Non-interest income as a % of total revenue 6.8% 4.4% 8.1% 0.12624584717607973 0.121552366753634 0.11694945367326996 0.13507209499575912 0.14854291417165669 0.17382198952879582 0.16213367784048413 #REF! 6206999 Net realized gains/(losses) & valuation adjustments on OREO 77 -96 87 86 -77 -,252 -11 -,242 26 52 -58 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6202999 Gain on branch sale 0 0 0 0 0 0 0 0 0 0 0 Q2 2014 Q3 2014 Q4 2014 Q1 2015* Q2 2015 Assets under management 400 1,016 1,079 1,700 1,700 Asset management fees 129 374 486 958 1,744 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 3Q15Rate 2Q15Rate 1Q15Rate 4Q14Rate 3Q14Rate 2Q14Rate 1Q14Rate 4Q13Rate 42277 42185 42094 42004 41912 41820 41729 41639 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Financial Highlights (Dollars in thousands): 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 1406999 Loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,878 $,977,139 $,939,517 ,800,667 ,881,099 2199999 Deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229 $1,105,624 $1,108,254 1,050,312 1,044,854 Net income available to common stockholders Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,839 Performance Ratios - Annualized: Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average common equity Return on average common equity (1) 9.00284124502541E-2 7.2697830172170172E-2 0.23950696235661378 4.3030320636307295E-2 0.26844139125477523 7.0491627172676583E-2 0.10095195420779574 0.11975036413659168 Return on average tangible common equity (ROATCE) Return on average tangible common equity (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Return on average total equity Return on average total equity 8.9644958032670377E-2 7.297961316737285E-2 0.23314715809012018 5.0226866463435771E-2 0.23163770107758885 7.176855796790331E-2 9.2610157663933046E-2 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Adjusted yield on loans Adjusted yield on loans (1) 7.959529152802923E-2 8.9601558838512063E-2 8.0397688995995198E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 0 Cost of interest bearing deposits Cost of interest bearing deposits 6.8796934733585564E-3 6.54517963379995E-3 6.3951498415804036E-3 6.0661803781625586E-3 5.6235418025325995E-3 4.9723382763107943E-3 4.9529505930945772E-3 5.4685335335321718E-3 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.5055583032907881E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Cost of total funds Cost of total funds 6.4046469275360288E-3 6.2941260201030058E-3 6.2858117383082562E-3 6.4875091454054106E-3 5.8729585528498511E-3 5.3177644688143901E-3 5.6330084733198548E-3 5.8716766893925267E-3 Net interest margin Net interest margin (1) 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Adjusted Net interest margin Adjusted net interest margin (1) 6.1436271756382291E-2 6.7780562435600544E-2 5.7604540171474206E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 1E-4 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality:(2) Past due to total loans Past due to total loans 2.137702619720502E-2 2.3286123022975173E-2 2.910264816369169E-2 2.5674809469935715E-2 2.6055249048497705E-2 2.8153827977567197E-2 2.9871344766301097E-2 2.781185769136045E-2 Nonperforming loans to total loans Non-performing loans to total loans 9.7392982879454248E-3 1.1234697604450155E-2 1.660889459249431E-2 1.6580834852735617E-2 1.7974533817604249E-2 1.5419625190390382E-2 1.3167771370619745E-2 1.4064253846616555E-2 Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to nonperforming loans ALLL to non-performing loans 1 0.88509652509652514 0.55277099827370679 0.53021000885162317 0.41677062208936683 0.43162835645751363 0.43924879066679312 0.29414138153647512 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital:(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Total equity to total assets Total equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.13045548662278719 0.1179212021529205 0.12657403141028015 0.1246637252258694 Total stockholders' equity to total assets Total stockholders' equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.11124118263514976 9.9516319157493802E-2 0.10576084231780417 0.10370720944357266 Tangible common stockholders' equity to tangible assets Tangible common stockholders' equity to tangible assets 0.14504508825767878 0.14512847387061648 0.14746313984770282 0.14004819764973347 8.3763721184769643E-2 7.211941675800243E-2 7.8503422152235103E-2 7.5679908200133011E-2 Per Share Amounts: Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Shares outstanding end of period Shares outstanding end of period 18,040,072 18,041,072 17,963,782.93 17,963,782.93 9,886,778 9,845,819 9,846,096 9,832,585 From Bloomberg Terminal: TBK Equity BKX Index CBNK Index Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price 42004 100 100 100 42004 1 1 1 42006 99.631 99.717200000000005 99.101799999999997 42006 0.99631000000000003 0.99717200000000006 0.99101799999999995 42009 99.483400000000003 96.781599999999997 96.858900000000006 42009 0.994834 0.96781600000000001 0.96858900000000003 42010 99.631 94.209500000000006 94.656899999999993 42010 0.99631000000000003 0.94209500000000002 0.94656899999999988 42011 98.745400000000004 95.017499999999998 95.339299999999994 42011 0.98745400000000005 0.95017499999999999 0.95339299999999993 42012 95.793400000000005 96.687299999999993 96.814800000000005 42012 0.95793400000000006 0.96687299999999998 0.96814800000000001 42013 95.2029 94.505799999999994 94.624700000000004 42013 0.95202900000000001 0.94505799999999995 0.94624700000000006 42016 95.572000000000003 93.522800000000004 93.753600000000006 42016 0.95572000000000001 0.93522800000000006 0.93753600000000004 42017 98.966800000000006 92.876400000000004 93.677599999999998 42017 0.9896680000000001 0.92876400000000003 0.93677599999999994 42018 100.369 91.045000000000002 92.442099999999996 42018 1.00369 0.91044999999999998 0.92442099999999994 42019 99.483400000000003 89.415599999999998 91.393600000000006 42019 0.994834 0.89415599999999995 0.91393600000000008 42020 101.1808 90.694900000000004 92.894800000000004 42020 1.011808 0.90694900000000001 0.928948 42024 97.786000000000001 90.008099999999999 92.057699999999997 42024 0.97786000000000006 0.90008100000000002 0.92057699999999998 42025 96.014799999999994 90.533299999999997 91.622 42025 0.96014799999999989 0.90533299999999994 0.91622000000000003 42026 97.417000000000002 93.792100000000005 94.703800000000001 42026 0.97416999999999998 0.937921 0.94703800000000005 42027 97.638400000000004 92.4589 93.790700000000001 42027 0.97638400000000003 0.92458899999999999 0.93790700000000005 42030 95.7196 93.24 94.498599999999996 42030 0.95719600000000005 0.9323999999999999 0.94498599999999999 42031 97.564599999999999 92.041499999999999 93.440100000000001 42031 0.97564600000000001 0.92041499999999998 0.93440100000000004 42032 95.3506 89.792599999999993 91.225800000000007 42032 0.95350599999999996 0.89792599999999989 0.91225800000000001 42033 96.383799999999994 91.166200000000003 92.512600000000006 42033 0.96383799999999997 0.91166200000000008 0.92512600000000011 42034 95.941000000000003 89.873400000000004 91.145099999999999 42034 0.95940999999999999 0.89873400000000003 0.91145100000000001 42037 95.7196 91.8125 93.389899999999997 42037 0.95719600000000005 0.91812499999999997 0.93389899999999992 42038 96.974199999999996 93.6036 95.110799999999998 42038 0.96974199999999999 0.93603599999999998 0.95110799999999995 42039 94.8339 93.091800000000006 94.530500000000004 42039 0.94833900000000004 0.93091800000000002 0.94530500000000006 42040 94.0959 94.344200000000001 96.232500000000002 42040 0.94095899999999999 0.943442 0.96232499999999999 42041 93.284099999999995 96.054400000000001 97.435400000000001 42041 0.93284099999999992 0.96054400000000006 0.97435400000000005 42044 89.077500000000001 95.435000000000002 96.289500000000004 42044 0.89077499999999998 0.95435000000000003 0.96289500000000006 42045 89.298900000000003 96.081299999999999 96.707599999999999 42045 0.89298900000000003 0.96081300000000003 0.96707600000000005 42046 91.143900000000002 95.717799999999997 96.164000000000001 42046 0.911439 0.95717799999999997 0.96164000000000005 42047 93.136499999999998 97.616500000000002 97.796999999999997 42047 0.931365 0.97616500000000006 0.97797000000000001 42048 96.162400000000005 97.683800000000005 98.111199999999997 42048 0.96162400000000003 0.9768380000000001 0.98111199999999998 42052 95.941000000000003 98.168599999999998 98.608900000000006 42052 0.95940999999999999 0.98168599999999995 0.9860890000000001 42053 95.129199999999997 96.795000000000002 97.297300000000007 42053 0.95129200000000003 0.96794999999999998 0.97297300000000009 42054 96.679000000000002 96.633499999999998 97.171499999999995 42054 0.96679000000000004 0.96633499999999994 0.971715 42055 95.793400000000005 97.535700000000006 97.670199999999994 42055 0.95793400000000006 0.97535700000000003 0.97670199999999996 42058 95.7196 97.091300000000004 97.437899999999999 42058 0.95719600000000005 0.97091300000000003 0.974379 42059 95.129199999999997 98.060900000000004 97.976500000000001 42059 0.95129200000000003 0.98060900000000006 0.979765 42060 94.8339 98.101299999999995 97.826499999999996 42060 0.94833900000000004 0.98101299999999991 0.97826499999999994 42061 94.8339 97.805000000000007 98.149500000000003 42061 0.94833900000000004 0.97805000000000009 0.98149500000000001 42062 93.431700000000006 97.347200000000001 97.707499999999996 42062 0.93431700000000006 0.973472 0.97707499999999992 42065 94.317300000000003 98.330200000000005 98.446299999999994 42065 0.94317300000000004 0.98330200000000001 0.98446299999999998 42066 95.867199999999997 98.222499999999997 98.065799999999996 42066 0.95867199999999997 0.98222500000000001 0.98065799999999992 42067 95.572000000000003 97.683800000000005 97.589699999999993 42067 0.95572000000000001 0.9768380000000001 0.9758969999999999 42068 96.0886 98.047399999999996 97.997299999999996 42068 0.96088600000000002 0.98047399999999996 0.97997299999999998 42069 95.2029 98.357100000000003 98.4512 42069 0.95202900000000001 0.98357099999999997 0.98451200000000005 42072 95.941000000000003 98.734200000000001 99.1584 42072 0.95940999999999999 0.98734200000000005 0.99158400000000002 42073 95.645799999999994 96.310299999999998 97.485399999999998 42073 0.95645799999999992 0.96310299999999993 0.974854 42074 95.572000000000003 97.185599999999994 98.141800000000003 42074 0.95572000000000001 0.97185599999999994 0.98141800000000001 42075 95.7196 99.649900000000002 100.49420000000001 42075 0.95719600000000005 0.99649900000000002 1.004942 42076 95.941000000000003 98.909199999999998 100.1326 42076 0.95940999999999999 0.98909199999999997 1.0013259999999999 42079 96.236199999999997 99.555599999999998 100.2607 42079 0.96236199999999994 0.995556 1.002607 42080 96.679000000000002 99.771100000000004 100.6194 42080 0.96679000000000004 0.99771100000000001 1.006194 42081 96.752799999999993 99.5017 100.0962 42081 0.96752799999999994 0.99501700000000004 1.0009619999999999 42082 96.236199999999997 98.303299999999993 99.693700000000007 42082 0.96236199999999994 0.98303299999999993 0.99693700000000007 42083 94.612499999999997 99.528700000000001 100.9551 42083 0.94612499999999999 0.99528700000000003 1.0095510000000001 42086 97.269400000000005 98.801500000000004 100.50149999999999 42086 0.97269400000000006 0.98801500000000009 1.005015 42087 97.786000000000001 97.899299999999997 100.262 42087 0.97786000000000006 0.978993 1.0026200000000001 42088 96.0886 96.283299999999997 98.667299999999997 42088 0.96088600000000002 0.96283299999999994 0.98667300000000002 42089 95.3506 96.552599999999998 99.225300000000004 42089 0.95350599999999996 0.965526 0.99225300000000005 42090 96.162400000000005 96.134200000000007 98.996899999999997 42090 0.96162400000000003 0.96134200000000003 0.98996899999999999 42093 96.974199999999996 97.545599999999993 100.42829999999999 42093 0.96974199999999999 0.97545599999999988 1.004283 42094 100.81180000000001 97.177400000000006 100.1534 42094 1.0081180000000001 0.97177400000000003 1.0015340000000001 42095 99.631 96.889099999999999 100.0741 42095 0.99631000000000003 0.96889099999999995 1.0007410000000001 42096 100.5904 97.629300000000001 100.55459999999999 42096 1.0059040000000001 0.97629299999999997 1.0055459999999998 42100 98.597800000000007 97.295299999999997 100.03100000000001 42100 0.98597800000000002 0.97295299999999996 1.00031 42101 99.335800000000006 97.525700000000001 100.1095 42101 0.99335800000000007 0.97525700000000004 1.0010950000000001 42102 99.040599999999998 97.709100000000007 100.1718 42102 0.99040600000000001 0.97709100000000004 1.0017180000000001 42103 99.114400000000003 98.119500000000002 100.0823 42103 0.99114400000000002 0.98119500000000004 1.000823 42104 99.040599999999998 98.009 100.11620000000001 42104 0.99040600000000001 0.98009000000000002 1.0011620000000001 42107 98.671599999999998 98.662099999999995 100.9178 42107 0.98671599999999993 0.98662099999999997 1.0091779999999999 42108 99.262 98.363600000000005 100.3921 42108 0.99262000000000006 0.98363600000000007 1.0039210000000001 42109 98.966800000000006 99.111800000000002 101.49720000000001 42109 0.9896680000000001 0.99111800000000005 1.014972 42110 98.966800000000006 99.240399999999994 101.4238 42110 0.9896680000000001 0.99240399999999995 1.014238 42111 98.893000000000001 97.882099999999994 99.788300000000007 42111 0.98892999999999998 0.97882099999999994 0.99788300000000008 42114 100 98.266199999999998 100.67489999999999 42114 1 0.98266199999999992 1.0067489999999999 42115 99.040599999999998 97.968299999999999 100.92489999999999 42115 0.99040600000000001 0.97968299999999997 1.0092489999999998 42116 97.564599999999999 98.944900000000004 101.3377 42116 0.97564600000000001 0.98944900000000002 1.013377 42117 97.786000000000001 98.697400000000002 101.2188 42117 0.97786000000000006 0.98697400000000002 1.0121880000000001 42118 97.417000000000002 98.005700000000004 100.68859999999999 42118 0.97416999999999998 0.98005700000000007 1.0068859999999999 42121 97.712199999999996 97.747900000000001 100.0492 42121 0.97712199999999994 0.97747899999999999 1.0004919999999999 42122 98.228800000000007 98.680599999999998 101.3798 42122 0.98228800000000005 0.98680599999999996 1.013798 42123 102.50920000000001 99.599000000000004 101.4991 42123 1.0250920000000001 0.99599000000000004 1.014991 42124 99.040599999999998 99.238900000000001 100.25190000000001 42124 0.99040600000000001 0.99238899999999997 1.0025190000000002 42125 97.859800000000007 99.590100000000007 99.841099999999997 42125 0.97859800000000008 0.99590100000000004 0.99841099999999994 42128 96.531400000000005 100.9713 100.80159999999999 42128 0.96531400000000001 1.0097130000000001 1.008016 42129 96.900400000000005 100.4706 100.3135 42129 0.96900400000000009 1.0047060000000001 1.0031350000000001 42130 97.786000000000001 100.0625 100.7561 42130 0.97786000000000006 1.0006250000000001 1.0075609999999999 42131 97.048000000000002 99.922399999999996 100.5057 42131 0.97048000000000001 0.999224 1.0050570000000001 42132 97.638400000000004 101.12009999999999 100.9996 42132 0.97638400000000003 1.011201 1.0099960000000001 42135 99.040599999999998 101.24469999999999 101.5132 42135 0.99040600000000001 1.0124469999999999 1.0151319999999999 42136 97.490799999999993 101.30500000000001 101.7735 42136 0.97490799999999989 1.01305 1.0177350000000001 42137 99.852400000000003 101.839 102.14279999999999 42137 0.99852400000000008 1.0183899999999999 1.021428 42138 98.819199999999995 102.2375 102.717 42138 0.98819199999999996 1.022375 1.0271699999999999 42139 97.048000000000002 101.1692 101.47110000000001 42139 0.97048000000000001 1.011692 1.0147110000000001 42142 97.048000000000002 102.2654 102.9122 42142 0.97048000000000001 1.022654 1.0291220000000001 42143 97.121799999999993 103.5633 103.7788 42143 0.97121799999999991 1.035633 1.0377879999999999 42144 95.645799999999994 102.77719999999999 103.31480000000001 42144 0.95645799999999992 1.0277719999999999 1.033148 42145 94.760099999999994 102.678 103.0945 42145 0.94760099999999992 1.02678 1.030945 42146 95.424400000000006 102.52589999999999 102.66 42146 0.95424400000000009 1.0252589999999999 1.0266 42150 93.062700000000007 101.8051 101.92919999999999 42150 0.93062700000000009 1.018051 1.0192919999999999 42151 92.915099999999995 102.81610000000001 102.97329999999999 42151 0.92915099999999995 1.0281610000000001 1.029733 42152 92.177099999999996 102.65170000000001 102.9957 42152 0.92177100000000001 1.0265170000000001 1.029957 42153 91.734300000000005 101.6841 102.2623 42153 0.91734300000000002 1.0168410000000001 1.0226230000000001 42156 91.143900000000002 101.30249999999999 101.9074 42156 0.911439 1.0130249999999998 1.019074 42157 91.808099999999996 102.2043 103.0565 42157 0.91808099999999992 1.022043 1.030565 42158 93.726900000000001 103.5569 104.40009999999999 42158 0.93726900000000002 1.035569 1.044001 42159 93.726900000000001 102.68429999999999 103.6045 42159 0.93726900000000002 1.026843 1.0360450000000001 42160 93.726900000000001 104.4829 105.3344 42160 0.93726900000000002 1.044829 1.0533440000000001 42163 94.317300000000003 104.09310000000001 105.3869 42163 0.94317300000000004 1.0409310000000001 1.0538689999999999 42164 94.4649 105.003 106.2274 42164 0.94464899999999996 1.05003 1.0622739999999999 42165 95.498199999999997 106.3977 107.6245 42165 0.954982 1.063977 1.0762449999999999 42166 94.4649 106.2711 107.52760000000001 42166 0.94464899999999996 1.062711 1.0752760000000001 42167 94.243499999999997 106.16379999999999 107.4456 42167 0.94243500000000002 1.0616379999999999 1.0744560000000001 42170 97.786000000000001 105.8468 107.2599 42170 0.97786000000000006 1.058468 1.0725990000000001 42171 101.845 106.4285 108.2393 42171 1.0184500000000001 1.0642849999999999 1.0823929999999999 42172 100.738 105.5925 106.70659999999999 42172 1.0073799999999999 1.055925 1.0670659999999998 42173 98.597800000000007 106.1635 107.58969999999999 42173 0.98597800000000002 1.0616349999999999 1.0758969999999999 42174 94.022099999999995 105.2615 107.5337 42174 0.94022099999999997 1.0526150000000001 1.075337 42177 95.867199999999997 106.5652 108.92749999999999 42177 0.95867199999999997 1.065652 1.089275 42178 96.531400000000005 107.28700000000001 109.8197 42178 0.96531400000000001 1.07287 1.0981969999999999 42179 96.236199999999997 106.40860000000001 109.2371 42179 0.96236199999999994 1.0640860000000001 1.092371 42180 97.933599999999998 105.7634 109.512 42180 0.97933599999999998 1.057634 1.0951200000000001 42181 100.07380000000001 106.104 109.8964 42181 1.0007380000000001 1.06104 1.0989640000000001 42184 98.450199999999995 103.4525 107.38209999999999 42184 0.98450199999999999 1.0345249999999999 1.0738209999999999 42185 97.048000000000002 103.9457 107.7329 42185 0.97048000000000001 1.0394570000000001 1.077329 42186 98.376400000000004 105.1163 108.9936 42186 0.98376400000000008 1.0511629999999998 1.089936 42187 97.712199999999996 104.1763 107.5515 42187 0.97712199999999994 1.041763 1.075515 42191 94.8339 103.7567 107.6024 42191 0.94833900000000004 1.0375669999999999 1.0760240000000001 42192 94.760099999999994 102.937 106.38760000000001 42192 0.94760099999999992 1.0293699999999999 1.063876 42193 93.284099999999995 100.9068 105.5886 42193 0.93284099999999992 1.0090680000000001 1.0558860000000001 42194 94.0959 102.0159 106.7363 42194 0.94095899999999999 1.020159 1.0673630000000001 42195 95.867199999999997 103.3796 108.0359 42195 0.95867199999999997 1.0337959999999999 1.0803590000000001 42198 95.867199999999997 104.565 108.84820000000001 42198 0.95867199999999997 1.04565 1.0884819999999999 42199 96.679000000000002 105.09050000000001 109.1341 42199 0.96679000000000004 1.050905 1.0913410000000001 42200 97.638400000000004 106.32940000000001 109.58159999999999 42200 0.97638400000000003 1.063294 1.0958159999999999 42201 98.450199999999995 107.3604 109.8823 42201 0.98450199999999999 1.073604 1.0988230000000001 42202 98.524000000000001 106.65219999999999 109.1409 42202 0.98524 1.066522 1.0914090000000001 42205 96.383799999999994 107.0778 109.62009999999999 42205 0.96383799999999997 1.070778 1.096201 42206 94.907700000000006 107.0703 109.188 42206 0.94907700000000006 1.070703 1.09188 42207 94.391099999999994 108.286 110.34529999999999 42207 0.94391099999999994 1.0828599999999999 1.103453 42208 93.505499999999998 107.3897 108.9024 42208 0.93505499999999997 1.0738970000000001 1.089024 42209 92.398499999999999 105.5856 107.9978 42209 0.92398499999999995 1.0558559999999999 1.0799779999999999 42212 98.302599999999998 104.4666 107.2154 42212 0.98302599999999996 1.0446660000000001 1.0721540000000001 42213 102.6568 104.9336 107.1979 42213 1.0265680000000001 1.049336 1.071979 42214 98.671599999999998 105.78579999999999 107.4425 42214 0.98671599999999993 1.057858 1.074425 42215 101.9926 106.1905 107.8991 42215 1.0199259999999999 1.0619050000000001 1.078991 42216 103.7638 105.4629 107.7518 42216 1.0376380000000001 1.054629 1.077518 42219 105.1661 105.2814 107.83580000000001 42219 1.051661 1.0528140000000001 1.0783580000000001 42220 104.5018 105.5553 108.16030000000001 42220 1.045018 1.055553 1.0816030000000001 42221 104.059 106.10760000000001 109.04 42221 1.0405899999999999 1.0610760000000001 1.0904 42222 103.7638 105.6662 108.3524 42222 1.0376380000000001 1.056662 1.0835239999999999 42223 104.72320000000001 105.331 107.80029999999999 42223 1.0472320000000002 1.05331 1.0780029999999998 42226 105.3137 107.0902 109.28619999999999 42226 1.053137 1.070902 1.092862 42227 106.4945 105.45050000000001 107.988 42227 1.064945 1.054505 1.07988 42228 104.6494 103.7811 106.1237 42228 1.046494 1.037811 1.061237 42229 103.3948 104.3416 106.55800000000001 42229 1.0339480000000001 1.0434159999999999 1.06558 42230 105.46129999999999 105.361 107.967 42230 1.054613 1.0536099999999999 1.0796699999999999 42233 107.0111 105.4391 108.1735 42233 1.070111 1.0543909999999999 1.0817350000000001 42234 105.7565 105.5442 107.99039999999999 42234 1.0575650000000001 1.055442 1.079904 42235 104.428 104.41759999999999 106.77030000000001 42235 1.0442799999999999 1.044176 1.0677030000000001 42236 102.952 101.4209 104.19280000000001 42236 1.02952 1.0142090000000001 1.041928 42237 104.1328 98.289000000000001 103.2311 42237 1.041328 0.98289000000000004 1.032311 42240 103.1734 92.941000000000003 98.603800000000007 42240 1.0317339999999999 0.92941000000000007 0.98603800000000008 42241 104.428 91.337299999999999 97.3 42241 1.0442799999999999 0.91337299999999999 0.97299999999999998 42242 105.5351 95.427899999999994 100.1972 42242 1.0553509999999999 0.95427899999999999 1.0019719999999999 42243 104.94459999999999 98.138300000000001 101.8154 42243 1.0494459999999999 0.98138300000000001 1.018154 42244 104.94459999999999 97.975200000000001 101.9832 42244 1.0494459999999999 0.97975199999999996 1.0198320000000001 42247 106.7897 97.717100000000002 102.7025 42247 1.0678969999999999 0.97717100000000001 1.0270250000000001 42248 105.23990000000001 93.528199999999998 99.182900000000004 42248 1.0523990000000001 0.93528199999999995 0.99182900000000007 42249 107.30629999999999 95.104500000000002 100.5371 42249 1.0730629999999999 0.95104500000000003 1.005371 42250 107.1587 95.943200000000004 101.0766 42250 1.0715870000000001 0.95943200000000006 1.0107660000000001 42251 106.4207 94.263499999999993 100.5269 42251 1.0642069999999999 0.94263499999999989 1.005269 42255 108.3395 96.871300000000005 102.9735 42255 1.0833950000000001 0.96871300000000005 1.0297350000000001 42256 107.7491 95.666200000000003 102.3105 42256 1.077491 0.95666200000000001 1.0231050000000002 42257 110.99630000000001 96.284400000000005 103.1366 42257 1.109963 0.96284400000000003 1.031366 42258 111.4391 96.162899999999993 103.2401 42258 1.1143909999999999 0.96162899999999996 1.0324009999999999 42261 115.941 96.259600000000006 103.5234 42261 1.1594100000000001 0.96259600000000001 1.035234 42262 120 97.783299999999997 104.69029999999999 42262 1.2 0.97783299999999995 1.0469029999999999 42263 120.8856 98.135300000000001 104.8801 42263 1.2088559999999999 0.98135300000000003 1.0488010000000001 42264 118.8192 95.883600000000001 102.9414 42264 1.1881919999999999 0.95883600000000002 1.0294140000000001 42265 122.583 93.564499999999995 101.16970000000001 42265 1.22583 0.93564499999999995 1.0116970000000001 42268 122.3616 94.703500000000005 102.4931 42268 1.223616 0.94703500000000007 1.024931 42269 123.83759999999999 93.487899999999996 101.7002 42269 1.2383759999999999 0.93487900000000002 1.017002 42270 122.87820000000001 93.570099999999996 102.3819 42270 1.228782 0.935701 1.023819 42271 123.1734 93.056600000000003 103.02379999999999 42271 1.2317340000000001 0.930566 1.030238 42272 122.50920000000001 94.913799999999995 103.55410000000001 42272 1.2250920000000001 0.94913799999999993 1.035541 42275 122.87820000000001 92.403000000000006 102.2034 42275 1.228782 0.92403000000000002 1.0220340000000001 42276 122.14019999999999 92.697900000000004 102.2675 42276 1.2214019999999999 0.926979 1.022675 42277 123.98520000000001 94.016000000000005 103.52760000000001 42277 1.239852 0.94016000000000011 1.0352760000000001 42277 42185 42094 42004 41912 41820 41729 41639 Loans September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 Commercial real estate $,247,175 $,234,090 $,236,659 $,249,164 $,261,836 $,265,129 $,268,863 $,331,462 $13,085 Construction, land development, land 52,446 46,743 52,203 42,914 45,996 43,040 39,230 37,626 $5,703 1-4 family residential properties 77,043 75,588 73,605 78,738 80,419 81,187 79,542 91,301 $1,455 Farmland 25,784 25,701 24,805 22,496 20,059 19,644 20,114 20,294 $83 Commercial ,468,055 ,454,161 ,371,614 ,364,566.5 ,340,316 ,328,361 ,234,986 ,255,655 $13,894 Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 Consumer 10,632 10,993 11,201 11,941 12,527 13,525 13,515 13,878 $-,361 Mortgage warehouse ,102,363 ,105,687 69,907 55,148 46,874 32,359 14,886 13,513 $-3,324 -3.1% Total loans $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 $32,622 2.8% $,179,423.5 0.17837510034770634 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 equip Equipment* $,143,483 $,138,018 $,118,273 $,106,354 $94,459.5 $71,198 $58,737.422149999991 $48,978.417549999998 $5,465 3.9596284542595894 Asset based lending (General)* 85,641 64,836 36,511 46,388 50,046.1 48,699.38659999998 39,643.64040000005 30,826.65713 $20,805 Asset based lending (Healthcare)* 66,832 65,083 59,572 41,770 40,885 45,751 0 0 $1,749 ABC Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 TCF Commercial finance $,497,759 $,467,653 $,385,808 $,375,422 $,354,502.6 $,321,920.3865999996 $,227,911.48619 $,197,175.7467999999 $30,106 6.4% $,111,951 0.29017283208227929 0.25821460605370899 Total loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 Commercial finance as a % of total 0.41994311993324901 0.40570965550686705 0.3814420146997467 0.37322835037069624 0.36279649057094226 0.34264418702375793 0.28465202910823101 0.22378311027478182 Community banking as a % of total 0.58005688006675094 0.59429034449313289 0.6185579853002533 0.62677164962930376 0.63720350942905779 0.65735581297624202 0.71534797089176894 0.77621688972521818 *TCF abbreviated Triumph Commercial Finance. THF abbreviated Triumph Health Care Finance ABL ,152,473 ,129,919 96,083 88,158 90,931.1 94,450.38659999991 39,643.64040000005 30,826.65713 $22,554 0.17360047414158053 $30,106 $81,845 6.4% 0.21213919877244639 91 91 365 365 0.25821460605370899 0.85088799507629598 ,172,099 ,186,224 BegBal Prov CO Rec EndBal (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance CRE Commercial real estate $385.78817982433196 $164.0521328953597 $-18.406470000000002 $0.76265000000000027 $532.59649271969158 constr Construction, land development, land 339.86845387216385 -19.563314057121701 0 12.571809999999999 333.27694981504214 1-4fam 1-4 family residential properties 182.28786331615527 176.45496121205952 -,144.87037999999993 2.1677299999999988 215.04017452821486 farm Farmland 12.796907360000001 5.8012048199999988 0 0 18.99811218 C&I Commercial 3,057.4738511739374 945.09904787984544 -1 1.5641500000000046 4,003.1370490537824 Fact Factored receivables 3,137.1218754499996 437.64657819999968 -,124.84399999999999 12.418000000000003 3,461.5424536499995 cons Consumer 86.723048132492011 81.950120986337794 -78.904239999999845 50.024059999999977 139.99298911882994 Mort Mortgage warehouse 118.0760981 19.900531300000019 0 0 138.37662940000001 Total Loans $7,320.1362772290804 $1,811.3412632364805 $-,368.2508999999975 $79.50839999999998 $8,842.9608504655607 (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance Equip Equipment* $990.08908425926916 $262.81430401193325 $0 $0 $1,253.3033882712025 ABL Asset based lending (General)* 955.17220410000004 92.470227699999924 0 0 1,047.1424317999999 ABLH Asset based lending (Healthcare)* 342.18 16.400174999999933 0 0 358.08017499999994 Fact Factored receivables 3,136.6218754499996 437.64657819999968 -,124.84399999999999 11.618000000000002 3,461.5424536499995 Commercial finance $5,424.631638092691 $809.3312849119327 $-,124.84399999999999 $11.618000000000002 $6,120.68448721202 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Non-interest bearing demand $12,048 $14,427 $17,986 $,150,238 $,155,879 $,176,245 $,154,749.83000999998 $,179,847.54459000003 $,167,538 $,164,560 $,167,931 Interest bearing deposits 48,151 50,342 50,516 ,481,080 ,479,412 ,514,259 ,461,252 ,479,480 ,481,728 ,474,229 ,455,354 Certificates of deposit ,163,185 ,197,218 ,215,221 ,354,940 ,356,844 ,367,731 ,439,603 ,455,901 ,474,413 ,500,451 ,526,732 Other brokered funds Brokered deposits 0 0 0 58,596 58,177 50,019 50,019 50,000 50,000 50,019 50,019 Total deposits ,223,384 ,261,987 ,283,723 1,044,854 1,050,312 1,108,254 1,105,623.8300099999 1,165,228.5445900001 1,173,679 1,189,259 1,200,036 Interest-bearing demand 0 0 0 ,199,826 ,209,170 ,248,992 ,209,491.49296 ,236,524.32788 ,231,718 ,228,909 ,206,603 Individual retirement accounts 27,959 29,974 30,647 54,512 54,709 53,856 53,010.99260000003 53,688.661569999997 55,773 56,285 58,619 Money market 20,192 20,368 19,869 ,157,406 ,142,522 ,138,204 ,125,369.75075000001 ,117,514.46862 ,120,001 ,116,019 ,117,888 Savings 0 0 0 69,336 73,011 73,207 73,303.316600000006 71,689.613289999994 74,236 73,016 72,244 Summary of fair values of assets acquired, liabilities assumed, consideration paid, and the resulting goodwill: Acquisition Summary (Dollars in thousands) Summary of Fair Values (Dollars in thousands) Fair value of net assets acquired: Cash $8,273.1309999999994 Equity of DMI (fair value of net DMI assets) $,146,454.85 Source Doral Money, Inc. Accounting Memo CLO securities 98,315.937000000005 CLO management contracts 1,918 SNC loans 36,764.720999999998 Fair value of net assets acquired ,148,372.85 Prepaid income tax 3,014.2130000000002 Other assets/liabilities 87.063000000000002 Consideration Transferred: Fair value of DMI net assets $,146,455.6499999997 Cash paid at closing ,133,262.51999999999 Fair value of CLO contracts 1,917.7850000000001 Sales price adjustment 2,601 Net fair value of acquired assets $,148,372.84999999998 Consideration Transferred ,135,864.17199999999 Consideration transferred -,135,864.17199999999 Bargain purchase gain, nontaxable $12,508.677999999985 Bargain purchase gain: $12,508.678 Transaction costs, net of tax -,157.93799999999999 Incremental bonus, net of tax -1,137.5 Escrow recovery from Doral Healthcare, net of tax 195 Net contribution of acquisition $11,408.239999999985 A B A + B C A + B + C ($ in thousands) Non-Accrual Loans Restructured Loans Non-Performing Loans Other Real Estate Owned Non-Performing Assets TCB Quarterly Reports and Loans TSB Commercial real estate $1,995.4237699999999 $0 $1,995.4237699999999 $4,069 $6,064.4237699999994 Construction, land development, land 0 0 0 3,905 3,905 1-4 family residential properties 637.99248999999998 0 637.99248999999998 449 1,086.9924900000001 Farmland 0 0 0 0 0 Commercial 6,250.3588499999996 0 6,250.3588499999996 0 6,250.3588499999996 Factored receivables 650.70261199999993 0 650.70261199999993 0 650.70261199999993 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 PCI 6,205.8971299999994 0 6,205.8971299999994 0 6,205.8971299999994 Community Banking $15,740.374851999997 $0 $15,740.374851999997 $8,423 $24,163.374852000001 TCF equipment $839.68677000000002 $0 $839.68677000000002 $0 $839.68677000000002 TCF asset based lending 0 0 0 0 THF asset based lending 98.353589999999855 0 98.353589999999855 0 98.353589999999855 Factored receivables 0 0 0 0 Commercial finance $938.04035999999985 $0 $938.04035999999985 $0 $938.04035999999985 Total loans $16,678.415211999996 $8,423 $25,101.415212 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Community Banking 131.38499999999999 145.125 126.494 683.92392532000008 572.75551381000002 617.59696134000001 622.63633463000008 630.4559999999999 625.63800000000003 685.02599999999995 687.54200000000003 Equipment 15.093999999999999 20.239999999999998 22.992999999999999 48.978417549999996 58.737422149999993 71.197999999999993 94.459500000000006 106.354 118.273 138.018 143.483 Asset based lending (Healthcare) 0 0 0 0 0 45.750999999999998 40.884999999999998 41.77 59.572000000000003 65.082999999999998 66.831999999999994 Asset based lending (General) 5.5289999999999999 4.8449999999999998 12.436999999999999 30.826657130000001 39.643064040000006 48.699038659999999 50.046099999999996 46.387999999999998 36.511000000000003 64.835999999999999 85.641000000000005 Factored receivables 81.5 98.576999999999998 103.46899999999999 117.37 129.53100000000001 156.27199999999999 169.11199999999999 180.91 171.452 199.71600000000001 201.803 Q3 2015 Commercial Finance Products $497.75900000000001 Community Banking $687.54200000000003 Q3 2015 % of Total % of Commercial Finance Equipment $143.483 0.12105195220454552 0.28825797223154176 Asset based lending (Healthcare) $66.831999999999994 5.6% 0.13426577922247512 Asset based lending (General) $85.641000000000005 7.2% 0.1720531421832654 Factored receivables $201.803 0.17025464417898914 0.40542310636271767 Real Estate & Farmland $402.44799999999998 Commercial Real Estate $247.17500000000001 Commercial $172.09899999999999 Construction, Land Development, Land $52.445999999999998 Consumer $10.632 1-4 Family Residential Properties $77.043000000000006 Mortgage Warehouse $102.363 Farmland $25.783999999999999 Commercial $172.09899999999999 Consumer $10.632 Mortgage Warehouse $102.363 42277 % of Total % of Community Banking Commercial Real Estate $247.17500000000001 0.20853352861425076 0.35950531022104831 Construction, Land Development, Land $52.445999999999998 4.4% 7.6% 1-4 Family Residential Properties $77.043000000000006 6.5% 0.11205569986997159 Farmland $25.783999999999999 2.2% 3.8% Commercial $172.09899999999999 0.14519434304029102 0.25031052648420021 Consumer $10.632 .9% 1.5% Mortgage Warehouse $102.363 8.6% 0.14888254099385928 REAL ESTATE Commercial Real Estate $247.17500000000001 Construction, Land & Development $52.445999999999998 1-4 Family Residential $77.043000000000006 Farmland $25.783999999999999 COMMERCIAL $172.09899999999999 CONSUMER $10.632 MORTGAGE WAREHOUSE $102.363 FACTORED RECEIVABLES $201.803 EQUIPMENT FINANCE $143.483 HEALTHCARE ASSET $66.831999999999994 BASED LENDING ASSET BASED LENDING $85.641000000000005 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs (000's) Net Chargeoffs (NCOs) 91 6 1,456 140 -61 125 308.65942000000001 287.60610999999989 202 365 83 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets (000's) Non-performing Assets (NPAs) 15.756 14.305999999999999 13.907999999999999 26.175000000000001 24.117999999999999 25.59 27.582776999999997 25.100643000000002 23.790315620000001 19.272653999999999 17.744960858573311 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42185YTD 42094YTD 42004YTD 41912YTD 41820YTD 41729YTD 41639YTD 42277 42185 42094 42004 41912 41820 41729 41639 42185 42094 42004 41912 41820 41729 41639 QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, June 30, March, 31, December 31, September 30, June 30, March 31, December 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2015 2015 2014 2014 2014 2014 2013 Interest income: InterestFeesLoans Loans, including fees $15,716 $17,158 $13,239 $14,138 $13,706 $13,860 $14,376 $12,906 $14,234 $13,239 $56,080 $41,942 $28,236 $14,376 $23,262 4406999 Factored receivables, including fees 8,829 8,654 7,509 8,367 7,681 6,838 5,272 5,205 16,163 7,509 28,158 19,791 12,110 5,272 17,938 4209999 Taxable securities 649 659 678 644 666 663 657 618 1,337 678 2,630 1,986 1,319 657 1,225 4208999 Tax exempt securities 17 16 12 14 15 15 16 39 28 12 60 46 31 16 39 4109999 Cash deposits 92 110 141 117 50 77 58 74 251 141 302 185 135 58 166 4999999 Total interest income 25,303 26,597 21,579 23,280 22,118 21,453 20,379 18,842 32,013 21,579 87,230 63,950 41,831 20,379 42,630 Interest expense: 5109999 Deposits 1,764 1,667 1,570 1,498 1,289 1,141 1,108 1,103 3,237 1,570 5,036 3,538 2,249 1,108 3,560 5201699 Senior secured note 0 0 0 173 134 137 140 123 0 0 584 411 276 140 123 5201999 Junior subordinated debentures 283 278 272 276 276 272 271 247 550 272 1,095 819 543 271 247 Other borrowings 25 7 12 4 24 22 5 11 19 12 55 51 28 5 3 5709999 Total interest expense 2,072 1,952 1,854 1,951 1,723 1,572 1,524 1,484 3,806 1,854 6,770 4,819 3,096 1,524 3,947 5799999 Net interest income 23,231 24,645 19,725 21,329 20,395 19,881 18,855 17,358 28,207 19,725 80,460 59,131 38,735 18,855 38,683 5809999 Provision for loan losses 165 2,541 645 1,811 1,375 1,747 925 1,057 3,186 645 5,858 4,047 2,672 925 3,412 5999999 Net interest income after provision for loan losses 23,066 22,104 19,080 19,518 19,020 18,134 17,930 16,301 25,021 19,080 74,602 55,084 36,063 17,930 35,271 Non-interest income: 6109999 Service charges on deposits 710 666 612 647 811 813 738 703 1,278 612 3,009 2,363 1,552 738 703 6112999 Card income 574 578 523 516 544 548 490 405 1,101 523 2,098 1,582 1,037 490 405 6206999 Net OREO gains/(losses) and valuation adjustments -58 52 26 -,242 -11 -,252 -77 86 78 26 -,582 -,340 -,329 -77 154 6201000 Net gains on sale of securities 15 242 0 61.62196999999999 9.5398499999999995 0 16.29447 0 242.32840999999999 0 88.456289999999996 25.834319999999998 16.29447 16.29447 -0.58610000000000007 6207999 Net gains on sale of loans 363 491 542 437 484 319 255 494 1,033 542 1,495 1,058 575 255 846 6308999 Fee income 542 502 422 553 448 421 398 355 924 422 1,820 1,267 819 398 1,189 6202999 Gain on branch sale 0 0 0 0 12,619 0 0 0 0 0 12,619 12,619 0 0 0 6306999 Bargain purchase gain 1,708 0 12,509 0 0 0 0 9,014 12,509 12,509 0 0 0 0 9,014 6301999 Asset management fees 1,744 1,274 958 486 374 129 0 0 2,232 958 989 503 129 0 0 Other 700 964 1,067 1,262.3780299999999 525.46014999999898 655 788.70552999999995 465 2,030.6715899999981 1,067 3,230.5437099999981 1,968.1656799999982 1,443.7055300000002 788.70552999999995 702.58610000000044 6999999 Total non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 11,522 21,428 16,659 24,767 21,046 5,243 2,609 13,013 Non-interest expense: 7199999 Salaries and employee benefits 12,416 12,042 13,269 12,752 11,032 9,471 8,876 8,322 25,311 13,269 42,131 29,379 18,347 8,876 20,737 7299999 Occupancy, furniture and equipment 1,575 1,555 1,572 1,429 1,319 1,336 1,390 1,119 3,127 1,572 5,474 4,044 2,725 1,390 2,465 7401999 FDIC insurance and other regulatory assessments 252 271 263 221 280 280 261 283 534 263 1,042 821 541 261 499 7403999 Professional fees 1,344 852 1,327 1,146 1,043 793 592 1,455 2,179 1,327 3,574 2,428 1,385 592 2,460 7801999 Amortization of intangible assets 1,179 895 764 727 746 724 726 620 1,659 764 2,923 2,196 1,451 726 620 7701999 Advertising and promotion 618 526 543 366 1,102 683 443 222 1,069 543 2,594 2,228 1,126 443 682 7602999 Communications and technology 951 927 886 961 954 945 888 754 1,813 886 3,748 2,787 1,834 888 1,412 Other 2,210 2,567 2,159 2,083 1,985 1,928 1,720 1,882 4,726 2,159 7,716 5,634 3,647 1,720 3,616 7899999 Total non-interest expense 20,545 19,635 20,783 19,685 18,461 16,160 14,896 14,657 40,418 20,783 69,202 49,517 31,056 14,896 32,724 7909999 Net income before income tax 8,819 7,238 14,956 3,554 16,363 4,607 5,643 13,166 6,031 14,956 30,167 26,613 10,250 5,643 48,284 7919999 Income tax expense 2,891 2,586 912 747 6,089 1,626 1,916 1,449 3,498 912 10,378 9,631 3,541 1,916 2,133 7999999 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,981 $3,727 $11,717 $2,533 $14,044 $19,789 $16,982 $6,709 $3,727 $13,427 9999991 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 -,696 -,579 -,399 -,387 -,192 -2,840 -2,054 -1,275 -,579 -1,588 9999992 Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,318 $2,146 $13,852 $16,949 $14,928 $5,434 $3,148 $11,839 365 365 92 92 91 90 92 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42004 41912 41820 41729 41639 AvgAssets 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 1,164,757.71273 5799999 #REF! #REF! #REF! #REF! #REF! 6999999 #REF! #REF! #REF! #REF! #REF! 5809999 #REF! #REF! #REF! #REF! #REF! 7899999 #REF! #REF! #REF! #REF! #REF! 7919999 #REF! #REF! #REF! #REF! #REF! 7999999 #REF! #REF! #REF! #REF! #REF! Return on average assets 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 3.991108388855516E-2 Efficiency ratio * 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q1 2014 Net interest margin #REF! #REF! #REF! #REF! #REF! Noninterest income #REF! #REF! #REF! #REF! #REF! Noninterest expense #REF! #REF! #REF! #REF! #REF! Net noninterest expense #REF! #REF! #REF! #REF! #REF! Pretax preprovision ROA #REF! #REF! #REF! #REF! #REF! Provision for loan & lease losses #REF! #REF! #REF! #REF! #REF! Pretax ROA #REF! #REF! #REF! #REF! #REF! Tax expense #REF! #REF! #REF! #REF! #REF! Return on average assets #REF! #REF! #REF! #REF! #REF! Efficiency ratio* 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Check ROA #REF! #REF! #REF! #REF! #REF! Nonperforming Assets Dec 31, Sep 30, Jun 30, Mar 31, Dec 31, (Dollars in thousands) 2014 2014 2014 2014 2013 Commercial real estate $1,995 $2,229.4071900000004 $259.05792357757764 $268.53541083089431 $276 Construction, land development, land 0 11.6 0 0 0 1-4 family residential properties 638 879.05610999999999 473.97733266666671 477.16052266666668 454 Farmland 0 0 0 0 0 Commercial 7,188 6,860.8523999999998 6,251.2413180933563 5,224.3902780933568 5,438 Factored receivables 651 812.6 133 58 89 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 Purchase credit impaired 6,206 6,770.1842999999981 7,369.7234256623988 4,514.9137884090824 6,135 Total nonperforming loans 16,678 17,563.699999999997 14,487 10,543 12,392 OREO acquired through foreclosure, net 8,423 10,019.4 11,103 13,575 13,783 Total nonperforming assets $25,101 $27,583.1 $25,590 $24,118 $26,175 Nonperforming assets to total assets 1.7336165945391179E-2 2.0465067465599444E-2 1.8200000000000001E-2 1.8599999999999998E-2 2.0299999999999999E-2 Nonperforming loans to total loans held for investment 1.6580834852735617E-2 1.7974924754819939E-2 1.54E-2 1.32E-2 1.4067303282522125E-2 Total past due loans to total loans held for investment 2.5674809469935715E-2 2.6055249048497705E-2 2.8199999999999999E-2 2.9899999999999999E-2 2.7816449016242334E-2 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 42277 42185 42094 42004 41912 41820 41729 365 365 365 365 365 365 365 92 91 90 92 92 91 90 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Manual Adj Dilutive effect of preferred stock 0 0 0 0 0 0 192 Manual Adj Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 6306999 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Manual Adj Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Manual Adj Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Diluted_Shrs Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Manual Adj Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16149825243375751 $0.2305633808643695 $0.31674073405328945 AvgCmnEqty Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Manual Adj Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity ,250,891 N/A ,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A AvgAssets Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets 1,563,989.7617899999 N/A 1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 7.3918758101229869E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 AvgTangEq Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 6306999 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Manual Adj Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 243 0 0 0 0 Manual Adj Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 AvgAssets Average total assets $1,565,697.7617899999 $1,511,045.2271500002 $1,449,791 $1,427,474.7515699998 $1,354,206.5291800001 $1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% DisAcrLYLD Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% DisAcrLNIM Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 3100799 3100899 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Shares outstanding end of period Common shares outstanding 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16148593101374989 $0.2305633808643695 $0.31674073405328945 Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity $,250,891 N/A $,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets $1,563,989.7617899999 N/A $1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 6.853469074332541E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, 3340 (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 0 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 243 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 Average total assets 1,565,697.7617899999 1,511,045.2271500002 1,449,791 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, #REF! (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 #REF! Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Common shares outstanding at end of period 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Yield on loans GAAP / Reported 0.12239999999999999 0.1229 0.12859999999999999 9.3799999999999994E-2 9.1749358297483319E-2 8.8303024444554082E-2 8.6561402229709025E-2 8.9767420092723954E-2 8.4957323547613289E-2 9.4944990035923063E-2 8.3393056676373922E-2 Adjusted yield on loans Adjusted 0.11169999999999999 0.11559999999999999 0.12479999999999999 7.6899999999999996E-2 7.7317465081969475E-2 7.7452772832623876E-2 8.0323701620639953E-2 8.2905499529188922E-2 8.0397688995995198E-2 8.9601558838512063E-2 7.959529152802923E-2 SNL U.S. Bank $1B-$5B 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net interest margin GAAP / Reported 8.7499999999999994E-2 9.0399999999999994E-2 9.06E-2 6.6799999999999998E-2 6.8500000000000005E-2 6.5847248715805218E-2 6.6862529147636018E-2 6.5799999999999997E-2 6.1100000000000002E-2 7.1999999999999995E-2 6.453943023929222E-2 Adjusted Net interest margin Adjusted* 7.9200000000000007E-2 8.4599999999999995E-2 8.7599999999999997E-2 5.4300000000000001E-2 5.7333693858374217E-2 5.7421265334969537E-2 6.1879312301024919E-2 6.0518137873070678E-2 5.7604540171474206E-2 6.7780562435600544E-2 6.1436271756382291E-2 SNL U.S. Bank $1B-$5B** 3.7699999999999997E-2 3.7999999999999999E-2 3.8300000000000001E-2 3.85E-2 3.7400000000000003E-2 3.7199999999999997E-2 3.7400000000000003E-2 3.7400000000000003E-2 3.6999999999999998E-2 3.6600000000000001E-2 3.61E-2 SNL Industry Trends and statistics https://www.snl.com/interactivex/indstats.aspx?Defaults=5&IndStatsMC=34372&State=0&IndStatsEnergy=578&IndStatsGaming=33190&ReitIndustry=0&SpecLendIndustry=0&InsuranceType=-1&FocusIndustry=0&SecInvIndustry=0&KeyPortfolioFilter=0&IndStatsMetalsAndMining=578&FinTechIndustry=0&IndStatsCoal=578&InsuranceIndustry=0&SpecLendType=0&IndStatsSecInv=578&IndStatsEuroBanking=577&GeographyGlobalRegion=0&IndStatsNaturalGas=578&IndStatsInvComp=578&submit=Apply&SecInvType=0&IndStatsBanking=2619&EnergyIndustry=0&IndStatsSpecLender=578&Form_Name=UserInputs&Refreshed=1&InvCoIndustry=0&ReitType=-1&BankIndustry=1&FinPerfMarketCap=0&FinPerfAssets=0&IndStatsAsiaBanking=577&InvCoType=0&IndStatsInsurance=578&IndStatsIntlREIT=577&IndStatsHomeBuilder=6942&IndStatsLatinAmericaBanking=577&IndStatsREIT=9091 1Q13Rate 2Q13Rate 3Q13Rate 4Q13Rate 1Q14Rate 2Q14Rate 3Q14Rate 4Q14Rate 1Q15Rate 2Q15Rate 3Q15Rate 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 CID 1.4567505892738081E-2 1.3581513959858292E-2 1.3493082739333025E-2 5.4685335335321718E-3 5.0529505930945774E-3 4.9723382763107943E-3 5.6235418025325995E-3 6.0661803781625586E-3 6.4000000000000003E-3 6.54517963379995E-3 6.8796934733585564E-3 COD 1.3885780781452804E-2 1.321966735986289E-2 1.2723474935752302E-2 4.6719332532512347E-3 4.3476729152817882E-3 4.198981848319152E-3 4.7710329749966873E-3 5.1946634995848609E-3 5.4999999999999997E-3 5.6097701311609068E-3 5.8852630913512095E-3 CTF 1.373441322797345E-2 1.3068238413322037E-2 1.2408922593904649E-2 5.8716766893925267E-3 5.6330084733198548E-3 5.3177644688143901E-3 5.8729585528498511E-3 6.4875091454054106E-3 6.3E-3 6.2941260201030058E-3 6.4046469275360288E-3 42277 42185 42094 42004 41912 41820 41729 41639 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 ASSETS 1109999 Total cash and cash equivalents $,115,783 $99,714 $,178,442 $,160,888 $75,625 $85,716 $,106,951 $85,797 1208999 Securities - available for sale ,156,820 ,158,693 ,161,360 ,162,024 ,165,489 ,168,694 ,165,276 ,184,654 1205999 Securities - held to maturity 747 746 746 745 745 744 744 743 1405999 Loans held for sale 2,174 4,096 3,401 3,288 7,295 4,088 4,902 5,393 1406999 Loans held for investment 1,185,301 1,152,679 1,011,446 1,005,878 ,977,139 ,939,517 ,800,667 ,881,099 1407999 Allowance for loan and lease losses ,-11,544 ,-11,462 -9,286 -8,843 -7,320 -6,253 -4,631 -3,645 1408999 Loans, net 1,173,757 1,141,217 1,002,160 ,997,035 ,969,819 ,933,264 ,796,036 ,877,454 1510999 Branch assets held for sale 0 0 0 0 0 80,331 88,692 0 1800999 FHLB and FRB stock 7,992 5,707 4,466 4,903 5,826 7,976 5,233 5,802 1509999 Premises and equipment, net 21,807 21,677 21,716 21,933 21,744 20,708 20,502 23,344 1609999 Other real estate owned ("OREO"), net 6,201 6,322 6,991 8,423 10,019 11,103 13,575 13,783 1709999 Goodwill and intangible assets, net 28,995 30,174 30,211 29,057 29,783 31,043 27,792 28,518 1802999 Bank-owned life insurance 29,406 29,295 29,193 29,083 28,955 28,829 28,695 28,554 1808999 Deferred tax asset, net 15,838 15,582 14,983 15,956 16,523 20,178 Other assets 21,943 16,036 19,074 14,563 15,975 14,398 38,712 34,197 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 LIABILITIES 2106999 Non-interest bearing deposits $,167,931 $,164,560 $,167,538 $,179,848 $,154,750 $,176,245 $,155,879 $,150,238 2107999 Interest bearing deposits 1,032,105 1,024,699 1,006,141 ,985,381 ,950,874 ,932,009 ,894,433 ,894,616 2199999 Total deposits 1,200,036 1,189,259 1,173,679 1,165,229 1,105,624 1,108,254 1,050,312 1,044,854 2300899 Customer repurchase agreements 15,584 13,011 8,666 9,282 15,644 15,313 17,670 11,330 2301999 Federal Home Loan Bank advances 61,000 19,000 0 3,000 0 70,000 20,750 21,000 2300999 Senior secured note 0 0 0 0 11,630 11,944 12,259 12,573 2303999 Junior subordinated debentures 24,620 24,553 24,487 24,423 24,359 24,296 24,233 24,171 Other liabilities 16,304 25,957 13,234 8,455 14,713 11,341 7,705 13,714 2999999 Total liabilities 1,317,544 1,271,780 1,220,066 1,210,389 1,171,970 1,241,148 1,132,929 1,127,642 EQUITY 3100799 Preferred stock series A 4,550 4,550 4,550 4,550 4,550 4,550 4,550 4,550 3100899 Preferred stock series B 5,196 5,196 5,196 5,196 5,196 5,196 5,196 5,196 3101999 Common stock 181 181 180 180 99 98 98 98 3102999 Additional paid-in-capital ,193,465 ,192,605 ,191,745 ,191,049 ,105,304 ,104,827 ,104,744 ,104,631 3103999 Treasury stock, at cost -,184 -,170 -,161 -,161 -68 -4 0 0 3105999 Retained earnings 59,785 54,053 49,596 35,744 34,014 24,519 22,111 18,992 3106999 Accumulated other comprehensive income 926 1,064 1,571 951 836 841 485 133 3107999 Total stockholders’ equity ,263,919 ,257,479 ,252,677 ,237,509 ,149,931 ,140,027 ,137,184 ,133,600 3108999 Noncontrolling interests 0 0 0 0 25,897 25,897 26,997 26,997 3109999 Total equity ,263,919 ,257,479 ,252,677 ,237,509 ,175,828 ,165,924 ,164,181 ,160,597 3999999 Total liabilities and equity $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 Assets = Liabilities - Shareholders' Equity Audit 0 0 0 0 0 0 0 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 7199999 Salaries and employee benefits 3,754 4,121 4,540 8,322 8,876 9,471 11,032 12,752 13,269 12,042 12,416 7299999 Occupancy, furniture and equipment 427 430 488 1,119 1,390 1,336 1,319 1,429 1,572 1,555 1,575 7403999 Professional fees 114 546 345 1,455 592 793 1,043 1,146 1,327 852 1,344 7701999 Advertising and promotion 183 103 175 222 443 683 1,102 366 543 526 618 7602999 Communications and technology 212 217 230 754 888 945 954 961 886 927 951 Other 657 756 769 2,785 2,707 2,932 3,011 3,031 3,186 3,733 3,641 7899999 Total non-interest expense 5,347 6,173 6,547 14,657 14,896 16,160 18,461 19,685 20,783 19,635 20,545 Efficiency ratio * Efficiency Ratio 0.78290924512298554 0.78582834331337326 0.79703075291622483 0.66753926701570676 0.73847093921857587 Salaries and employee benefits as a % of total expense 0.70207593042827754 0.6675846427992872 0.69344738047960897 0.56778331172818453 0.59586466165413532 0.58607673267326732 0.59758409620280595 0.64780289560579118 0.63845450608670551 0.61329258976317802 0.60433195424677533 7401999 FDIC insurance assessment 72 65 79 283 261 280 280 221 263 271 252 7802999 Carrying costs for OREO 57 96 28 52 132 100 73 68 79 86 68 7801999 Amortization of intangible assets 0 0 0 620 726 724 746 727 764 895 1,179 Salaries and employee benefits $12,416 Occupancy, furniture and equipment $1,575 Professional fees $1,344 Advertising and promotion $618 Communications and technology $951 Other $3,641 Salaries and employee benefits $12,042 Occupancy, furniture and equipment $1,555 Professional fees $852 Advertising and promotion $526 Communications and technology $927 Other $3,733 Loans 41364 41455 41547 41639 41729 41820 41912 42004 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 (Dollars in thousands) Commercial real estate $,108,363.66105 $,101,316.68778999998 $91,712.208810000011 $,331,271 $,268,688 $,264,730 $,261,836 $,249,406 Construction, land development, land 0 4,555.1998400000002 3,862.91723 37,626 39,230 43,040 45,996 42,914 1-4 family residential properties 3,668.3402299999998 3,429.4557800000011 3,138.8316599999989 91,301 79,542 81,187 80,419 78,624 Farmland 777.29686000000004 770.7398199999999 765.30088999999987 20,294 20,114 19,644 20,059 23,246 Commercial 39,198.590480000006 53,972.176519999979 54,314.22990000012 ,255,655 ,234,986 ,328,760 ,340,316 ,363,689 Factored receivables 81,500.28919999997 98,576.595730000001 ,103,469.17259 ,117,370 ,129,531 ,156,272 ,169,112 ,180,910 Consumer 0 0 0 13,878 13,515 13,525 12,527 11,941 Mortgage warehouse 0 6,166.506599999999 8,130.8033199999991 13,513 14,886 32,359 46,874 55,148 Total Loans $,233,507.91753999999 $,268,786.90613999998 $,265,393.25748999999 $,880,908 $,800,492 $,939,517 $,977,139 $1,005,878 (Dollars in thousands) TCF Equipment* TCF Asset Based Lending* THF Asset Based Lending* Factored Receivables Commercial Finance Current Quarter End Date 42277 Prior Quarter End Date 42185 PPQ End Date 42094 PQY End Date 41912 PYE End Date 42004 PQ Month End 6 CQ Month End 9 Quarter a_CQtrNum 3rd CQ Number QTR Text a_CQtrTxt third CQ Text QTR Text a_CQtrTxtCap Third CQ Text Capitalized Year 2015 Month a_CQtr September CQ Month Year Days a_CQtrEnded September 30, 2015 CQ Full Date Quarter a_PQtrNum 2nd PQ Number QTR Text a_PQtrTxt second PQ Text Month a_PQtr June PQ Month Year Days a_PQtrEnded June 30, 2015 PQ Full Date a_CYr 2015 Current Year a_PYr 2014 Prior Year 7999999 a_CQtrNetInc 5.9279999999999999 CQ Net Income 7999999 a_PQtrNetInc 4.6520000000000001 PQ Net Income 9999992 a_CQtrNetIncCom 5.7320000000000002 CQ Net Income to Common Stockholders 9999992 a_PQtrNetIncCom 4.4569999999999999 PQ Net Income to Common Stockholders 5799999 a_CNetIntInc 23.231000000000002 CQ Net Interest Income 5799999 a_PNetIntInc 24.645 PQ Net Interest Income 5809999 a_CQProv 0.16500000000000001 CQ Provision Cost of interest bearing deposits a_CQ_CostIntBearDeps 6.8796934733585564E-3 CQ Cost of Interest Bearing Deposits Cost of interest bearing deposits a_PQ_CostIntBearDeps 6.54517963379995E-3 PQ Cost of Interest Bearing Deposits Cost of total funds a_Cost_Of_Total_Funds_CQ 6.4046469275360288E-3 CQ Cost of Total Funds Cost of total funds a_Cost_Of_Total_Funds_PQ 6.2941260201030058E-3 PQ Cost of Total Funds 5809999 a_PQProv 2.5409999999999999 PQ Provision Diluted earnings per share a_CQEPS 0.3189070282330756 CQ Diluted EPS Diluted earnings per share a_PQEPS 0.2502109749029191 PQ Diluted EPS Return on average assets a_CQROA 1.5020682981696912E-2 CQ Return on Average Assets Return on average assets a_PQROA 1.2347404317062754E-2 PQ Return on Average Assets Return on average common equity a_CQROCE 9.00284124502541E-2 CQ Return on Average Common Equity Return on average common equity a_PQROCE 7.2697830172170172E-2 PQ Return on Average Common Equity Tangible common stockholders' equity to tangible assets a_TangibleCommonEquity_to_TangibleAssets 0.14504508825767878 CQ Tangible Common Equity to Tangible Assets Month_Num EOM Mont_ID Month Days YTD_Days Quarter QTR Text Year Net interest margin a_CQNim 6.453943023929222E-2 CQ Net Interest Margin 1 1/31/2015 1/2015 January 31 31 1 1st first 2015 Net interest margin a_PQNim 7.1999999999999995E-2 PQ Net Interest Margin 2 2/28/2015 2/2015 February 28 59 1 1st first 2015 a_CQ_NIM_Chg 74.605697607077744 CQ Net Interest Margin Change from PQ 3 3/31/2015 3/2015 March 31 90 1 1st first 2015 Adjusted Net interest margin a_CQNimAdj 6.1436271756382291E-2 CQ Net Interest Margin - Adjusted 4 4/30/2015 4/2015 April 30 120 2 2nd second 2015 Adjusted Net interest margin a_PQNimAdj 6.7780562435600544E-2 PQ Net Interest Margin - Adjusted 5 5/31/2015 5/2015 May 31 151 2 2nd second 2015 Yield on loans a_CQYld 8.3393056676373922E-2 CQ Yield on Loans 6 6/30/2015 6/2015 June 30 181 2 2nd second 2015 Yield on loans a_PQYld 9.4944990035923063E-2 PQ Yield on Loans 7 7/31/2015 7/2015 July 31 212 3 3rd third 2015 a_CQ_Yield_Chg 114.99999999999996 CQ Yield on Loans Change from PQ 8 8/31/2015 8/2015 August 31 243 3 3rd third 2015 Adjusted yield on loans a_CQYldAdj 7.959529152802923E-2 CQ Yield on Loans - Adjusted 9 9/30/2015 9/2015 September 30 273 3 3rd third 2015 Adjusted yield on loans a_PQYldAdj 8.9601558838512063E-2 PQ Yield on Loans - Adjusted 10 10/31/2015 10/2015 October 31 304 4 4th fourth 2015 1407999 a_CQALLL 11.544 CQ ALLL 11 11/30/2015 11/2015 November 30 334 4 4th fourth 2015 1407999 a_PQALLL 11.462 PQ ALLL 12 12/31/2015 12/2015 December 31 365 4 4th fourth 2015 ALLL to total loans a_CQResRat 9.7392982879454248E-3 CQ Reserve Ratio ALLL to total loans a_PQResRat 9.943791810209086E-3 PQ Reserve Ratio Net charge-offs (000's) a_CQNcos 8.3000000000000004E-2 CQ Net Charge Offs Net charge-offs (000's) a_PQNcos 0.36499999999999999 PQ Net Charge Offs Nonperforming assets to total assets a_CQNpaAsset 1.1220598179390419E-2 CQ NPAs to Total Assets Nonperforming assets to total assets a_PQNpaAsset 1.2602609499110353E-2 PQ NPAs to Total Assets a_CQ_NPAs_to_Assets_Chg 13.820113197199335 CQ NPAs to Total Assets Change from PQ Past due to total loans a_CQ_Past_Due_to_Total_Loans 2.137702619720502E-2 CQ Past Due to Total Loans 6999999 a_CQNonIntInc 6.298 CQ Noninterest Income 6999999 a_PQNonIntInc 4.7690000000000001 PQ Noninterest Income 7899999 a_CQNonIntExp 20.5 CQ Noninterest Expense 7899999 a_PQNonIntExp 19.600000000000001 PQ Noninterest Expense 1406999 a_CQLoan 1.1853009999999999 CQ Total Loans 1406999 a_PQLoan 1.152679 PQ Total Loans 1406999 1.005878 PY Total Loans a_CQ_Loan_Change 32.621999999999929 CQ Total Loans Dollar Change from PQ a_CQ_Loan___Change 2.8% CQ Total Loans Percent Change from PQ a_CY_Loan_Dollar_Change 179.42299999999989 CQ Total Loans Dollar Change from PY a_CY_Loan_Percent_Change 0.1783745146031625 CQ Total Loans Percent Change from PY 2199999 a_CQ_total_Deposits 1.2000360000000001 CQ Total Deposits 2199999 a_PQ_total_Deposits 1.1892590000000001 PQ Total Deposits a_CQ_total_Deposits_Change 10.777000000000037 CQ Total Deposits Dollar Change from PQ a_CQ_total_Deposits___Change .9% CQ Total Deposits Percent Change from PQ 2106999 a_CQ_NIB 0.167931 CQ NonInterest Bearing Deposits a_NIB_Pct_of_TotalDeposits 0.13993830185094447 CQ NonInterest Bearing Deposits as Percent of Total Deposits a_NonTimeDeposits_Pct_of_TotalDeps 0.4705408837734868 Non Time Deposits as Percent of Total Deposits TCF a_CQ_Commercial_Finance 497.75900000000001 CQ Commercial Finance TCF a_PQ_Commercial_Finance 467.65300000000002 PQ Commercial Finance a_CQ_Commercial_Finance_Change 30.105999999999995 CQ Commercial Finance Dollar Change from PQ a_CQ_Commercial_Finance___Change 6.4% CQ Commercial Finance Percent Change from PQ Net interest margin a_CYNim 6.5933731914670113E-2 CY Net Interest Margin 2Q15 2Q15 2Q15 1Q15 1Q15 1Q15 2Q15Balance 2Q15 2Q15Rate 1Q15Balance 1Q15 1Q15Rate September 30, 2015 June 30, 2015 Average Average Average Average (Dollars in thousands) Balance Interest Rate Balance Interest Rate Interest earning assets: Interest earning cash balances $96,566 $92 3.7797982726839674E-3 $,119,969 $110 3.6776899966557293E-3 $0 Hard Code Taxable securities ,154,254 598 1.5380476357177124E-2 ,153,073 609 1.5957695398223774E-2 0 Tax exempt securities 2,554 17 2.6407851281876678E-2 3,643 16 1.7616202079556456E-2 0 FHLB and FRB stock 6,959 51 2.9075579324865517E-2 5,288 50 3.792538777410185E-2 Loans 1,167,670 24,545 8.3396524330690516E-2 1,090,472 25,812 9.4942051104153394E-2 0 Total interest earning assets $1,428,003 $25,303 7.0298803415618213E-2 $1,372,445 $26,597 7.7730090987452843E-2 Non-interest earning assets: Other assets ,137,695 ,138,600 Total assets $1,565,698 $1,511,045 Interest bearing liabilities: Deposits: Interest bearing demand $,211,823 $32 5.9935191994793025E-4 $,239,033 $36 6.040822999150928E-4 Individual retirement accounts 57,227 177 1.2270925627231293E-2 55,778 168 1.2080859009755709E-2 Hard Code Money market ,116,375 66 2.2500350254518282E-3 ,116,517 66 2.2719884199324967E-3 Hard Code Savings 72,617 9 4.9171022954859662E-4 74,088 9 4.8724356304531225E-4 Certificates of deposit ,509,224 1,354 1.054908611158735E-2 ,485,533 1,263 1.0433645335907385E-2 Brokered deposits 50,002 126 9.9974261899089256E-3 50,002 125 1.0027071444614743E-2 Total deposits 1,017,268 1,764 6.8796799475355228E-3 1,020,951 1,667 6.5491083130519304E-3 0 Junior subordinated debentures 24,580 283 4.5678264407259347E-2 24,513 278 4.5488310082606981E-2 0 Short-term borrowings 69,778 25 1.4214334404639806E-3 28,862 7 9.7279894244761559E-4 0 Total interest bearing liabilities $1,111,626 $2,072 7.3949644778088094E-3 $1,074,326 $1,952 7.2877790814432014E-3 Non-interest bearing liabilities and equity: Non-interest bearing demand deposits ,171,887 ,170,240 Other liabilities 19,841 10,825 Total equity ,262,344 ,255,654 Total liabilities and equity $1,565,698 $1,511,045 Net interest income $23,231 $24,645 Interest spread 6.2903838937809403E-2 7.0442311906009636E-2 Net interest margin 6.4542208518682628E-2 7.202534467743639E-2 42277 42185 42094 42004 41912 41820 41729 41639 As of and For the Three Months Ended Key Metrics September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Performance ratios - annualized Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average tangible common equity (ROATCE) Return on average tangible common equity (ROATCE) (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.4999999999999997E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Net interest margin Net interest margin 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality(2) Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Per Share Amounts Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Net noninterest expense to average assets Unadjusted Net noninterest expense to average assets (1) 3.6104231415205072E-2 3.9462048685496381E-2 1.1534553084965307E-2 4.4371011654619083E-2 7.78224729002692E-3 3.9911035828657786E-2 3.9204150615991543E-2 3.5266000745935028E-2 42277 42185 42094 42004 41912 41820 41729 41639 41547 41455 41364 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, September 30, June 30, March 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2013 2013 2013 Noninterest bearing demand Non-interest bearing demand $,167,931 $,164,560 $,167,538 $,179,847.54459000003 $,154,749.83000999998 $,176,245 $,155,879 $,150,238 $17,986 $14,427 $12,048 Interest-bearing demand Interest bearing demand ,206,603 ,228,909 ,231,718 ,236,525 ,209,491.49296 ,248,992 ,209,170 ,199,826 0 0 0 Individual Retirement Accounts Individual retirement accounts 58,619 56,285 55,773 55,034 54,378 53,856 54,709 54,512 30,647 29,974 27,959 Money Market Money market ,117,888 ,116,019 ,120,001 ,117,514.46862 ,125,371 ,138,204 ,142,522 ,157,406 19,869 20,368 20,192 Savings Savings 72,244 73,016 74,236 70,407 72,012 73,207 73,011 69,336 0 0 0 Certificates of deposit Certificates of deposit ,526,732 ,500,451 ,474,413 ,455,901 ,439,603 ,367,731 ,356,844 ,354,940 ,215,221 ,197,218 ,163,185 Other brokered funds Brokered deposits 50,019 50,019 50,000 50,000 50,019 50,019 58,177 58,596 0 0 0 Total deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229.1321 $1,105,624.3229700001 $1,108,254 $1,050,312 $1,044,854 $,283,723 $,261,987 $,223,384 ,635,370 ,606,755 ,580,186 ,560,935 ,544,000 ,471,606 ,469,730 ,468,048 ,245,868 ,227,192 ,191,144 0.5294591162265132 0.51019584463939305 0.49433107348772537 0.48139463885706313 0.49202969643311734 0.42553963261129668 0.44722901385493075 0.44795540812400586 0.86657761267151412 0.86718806658345648 0.85567453353865985 $,564,666 $,582,504 $,593,493 $,604,294.1321 $,561,624.32296999998 $,636,648 $,580,582 $,576,806 $37,855 $34,795 $32,240 0.4705408837734868 0.4898041553606069 0.50566892651227469 0.51860536114293687 0.50797030356688255 0.57446036738870332 0.55277098614506925 0.5520445918759942 0.13342238732848588 0.13281193341654357 0.14432546646134012 Noninterest bearing demand/Total Deposits 0.13993830185094447 0.13837187694186043 0.14274601488141136 0.15434523389917304 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 6109999 Service charges on deposits 0 0 0 703 738 813 811 647 612 666 710 6112999 Card income 0 0 0 405 490 548 544 516 523 578 574 6308999 Fee income 231 279 324 355 398 421 448 553 422 502 542 6301999 Asset management fees 0 0 0 0 0 129 374 486 958 1,274 1,744 Other 214 50 393 1,045 983 722 1,008 1,519 1,635 1,749 #REF! 6999999 Total non-interest income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 #REF! 5799999 Net Interest income 6,054 7,143 8,128 17,358 18,855 19,881 20,395 21,329 19,725 24,645 #REF! 6999999 Non-interest Income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 #REF! Total Revenue 6,499 7,472 8,845 19,866 21,464 22,514 23,580 25,050 23,875 29,414 #REF! Non-interest income as a % of total revenue 6.8% 4.4% 8.1% 0.12624584717607973 0.121552366753634 0.11694945367326996 0.13507209499575912 0.14854291417165669 0.17382198952879582 0.16213367784048413 #REF! 6206999 Net realized gains/(losses) & valuation adjustments on OREO 77 -96 87 86 -77 -,252 -11 -,242 26 52 -58 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6202999 Gain on branch sale 0 0 0 0 0 0 0 0 0 0 0 Q2 2014 Q3 2014 Q4 2014 Q1 2015* Q2 2015 Assets under management 400 1,016 1,079 1,700 1,700 Asset management fees 129 374 486 958 1,744 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 3Q15Rate 2Q15Rate 1Q15Rate 4Q14Rate 3Q14Rate 2Q14Rate 1Q14Rate 4Q13Rate 42277 42185 42094 42004 41912 41820 41729 41639 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Financial Highlights (Dollars in thousands): 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 1406999 Loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,878 $,977,139 $,939,517 ,800,667 ,881,099 2199999 Deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229 $1,105,624 $1,108,254 1,050,312 1,044,854 Net income available to common stockholders Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,839 Performance Ratios - Annualized: Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average common equity Return on average common equity (1) 9.00284124502541E-2 7.2697830172170172E-2 0.23950696235661378 4.3030320636307295E-2 0.26844139125477523 7.0491627172676583E-2 0.10095195420779574 0.11975036413659168 Return on average tangible common equity (ROATCE) Return on average tangible common equity (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Return on average total equity Return on average total equity 8.9644958032670377E-2 7.297961316737285E-2 0.23314715809012018 5.0226866463435771E-2 0.23163770107758885 7.176855796790331E-2 9.2610157663933046E-2 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Adjusted yield on loans Adjusted yield on loans (1) 7.959529152802923E-2 8.9601558838512063E-2 8.0397688995995198E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 0 Cost of interest bearing deposits Cost of interest bearing deposits 6.8796934733585564E-3 6.54517963379995E-3 6.3951498415804036E-3 6.0661803781625586E-3 5.6235418025325995E-3 4.9723382763107943E-3 4.9529505930945772E-3 5.4685335335321718E-3 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.5055583032907881E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Cost of total funds Cost of total funds 6.4046469275360288E-3 6.2941260201030058E-3 6.2858117383082562E-3 6.4875091454054106E-3 5.8729585528498511E-3 5.3177644688143901E-3 5.6330084733198548E-3 5.8716766893925267E-3 Net interest margin Net interest margin (1) 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Adjusted Net interest margin Adjusted net interest margin (1) 6.1436271756382291E-2 6.7780562435600544E-2 5.7604540171474206E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 1E-4 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality:(2) Past due to total loans Past due to total loans 2.137702619720502E-2 2.3286123022975173E-2 2.910264816369169E-2 2.5674809469935715E-2 2.6055249048497705E-2 2.8153827977567197E-2 2.9871344766301097E-2 2.781185769136045E-2 Nonperforming loans to total loans Non-performing loans to total loans 9.7392982879454248E-3 1.1234697604450155E-2 1.660889459249431E-2 1.6580834852735617E-2 1.7974533817604249E-2 1.5419625190390382E-2 1.3167771370619745E-2 1.4064253846616555E-2 Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to nonperforming loans ALLL to non-performing loans 1 0.88509652509652514 0.55277099827370679 0.53021000885162317 0.41677062208936683 0.43162835645751363 0.43924879066679312 0.29414138153647512 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital:(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Total equity to total assets Total equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.13045548662278719 0.1179212021529205 0.12657403141028015 0.1246637252258694 Total stockholders' equity to total assets Total stockholders' equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.11124118263514976 9.9516319157493802E-2 0.10576084231780417 0.10370720944357266 Tangible common stockholders' equity to tangible assets Tangible common stockholders' equity to tangible assets 0.14504508825767878 0.14512847387061648 0.14746313984770282 0.14004819764973347 8.3763721184769643E-2 7.211941675800243E-2 7.8503422152235103E-2 7.5679908200133011E-2 Per Share Amounts: Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Shares outstanding end of period Shares outstanding end of period 18,040,072 18,041,072 17,963,782.93 17,963,782.93 9,886,778 9,845,819 9,846,096 9,832,585 From Bloomberg Terminal: TBK Equity BKX Index CBNK Index Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price 42004 100 100 100 42004 1 1 1 42006 99.631 99.717200000000005 99.101799999999997 42006 0.99631000000000003 0.99717200000000006 0.99101799999999995 42009 99.483400000000003 96.781599999999997 96.858900000000006 42009 0.994834 0.96781600000000001 0.96858900000000003 42010 99.631 94.209500000000006 94.656899999999993 42010 0.99631000000000003 0.94209500000000002 0.94656899999999988 42011 98.745400000000004 95.017499999999998 95.339299999999994 42011 0.98745400000000005 0.95017499999999999 0.95339299999999993 42012 95.793400000000005 96.687299999999993 96.814800000000005 42012 0.95793400000000006 0.96687299999999998 0.96814800000000001 42013 95.2029 94.505799999999994 94.624700000000004 42013 0.95202900000000001 0.94505799999999995 0.94624700000000006 42016 95.572000000000003 93.522800000000004 93.753600000000006 42016 0.95572000000000001 0.93522800000000006 0.93753600000000004 42017 98.966800000000006 92.876400000000004 93.677599999999998 42017 0.9896680000000001 0.92876400000000003 0.93677599999999994 42018 100.369 91.045000000000002 92.442099999999996 42018 1.00369 0.91044999999999998 0.92442099999999994 42019 99.483400000000003 89.415599999999998 91.393600000000006 42019 0.994834 0.89415599999999995 0.91393600000000008 42020 101.1808 90.694900000000004 92.894800000000004 42020 1.011808 0.90694900000000001 0.928948 42024 97.786000000000001 90.008099999999999 92.057699999999997 42024 0.97786000000000006 0.90008100000000002 0.92057699999999998 42025 96.014799999999994 90.533299999999997 91.622 42025 0.96014799999999989 0.90533299999999994 0.91622000000000003 42026 97.417000000000002 93.792100000000005 94.703800000000001 42026 0.97416999999999998 0.937921 0.94703800000000005 42027 97.638400000000004 92.4589 93.790700000000001 42027 0.97638400000000003 0.92458899999999999 0.93790700000000005 42030 95.7196 93.24 94.498599999999996 42030 0.95719600000000005 0.9323999999999999 0.94498599999999999 42031 97.564599999999999 92.041499999999999 93.440100000000001 42031 0.97564600000000001 0.92041499999999998 0.93440100000000004 42032 95.3506 89.792599999999993 91.225800000000007 42032 0.95350599999999996 0.89792599999999989 0.91225800000000001 42033 96.383799999999994 91.166200000000003 92.512600000000006 42033 0.96383799999999997 0.91166200000000008 0.92512600000000011 42034 95.941000000000003 89.873400000000004 91.145099999999999 42034 0.95940999999999999 0.89873400000000003 0.91145100000000001 42037 95.7196 91.8125 93.389899999999997 42037 0.95719600000000005 0.91812499999999997 0.93389899999999992 42038 96.974199999999996 93.6036 95.110799999999998 42038 0.96974199999999999 0.93603599999999998 0.95110799999999995 42039 94.8339 93.091800000000006 94.530500000000004 42039 0.94833900000000004 0.93091800000000002 0.94530500000000006 42040 94.0959 94.344200000000001 96.232500000000002 42040 0.94095899999999999 0.943442 0.96232499999999999 42041 93.284099999999995 96.054400000000001 97.435400000000001 42041 0.93284099999999992 0.96054400000000006 0.97435400000000005 42044 89.077500000000001 95.435000000000002 96.289500000000004 42044 0.89077499999999998 0.95435000000000003 0.96289500000000006 42045 89.298900000000003 96.081299999999999 96.707599999999999 42045 0.89298900000000003 0.96081300000000003 0.96707600000000005 42046 91.143900000000002 95.717799999999997 96.164000000000001 42046 0.911439 0.95717799999999997 0.96164000000000005 42047 93.136499999999998 97.616500000000002 97.796999999999997 42047 0.931365 0.97616500000000006 0.97797000000000001 42048 96.162400000000005 97.683800000000005 98.111199999999997 42048 0.96162400000000003 0.9768380000000001 0.98111199999999998 42052 95.941000000000003 98.168599999999998 98.608900000000006 42052 0.95940999999999999 0.98168599999999995 0.9860890000000001 42053 95.129199999999997 96.795000000000002 97.297300000000007 42053 0.95129200000000003 0.96794999999999998 0.97297300000000009 42054 96.679000000000002 96.633499999999998 97.171499999999995 42054 0.96679000000000004 0.96633499999999994 0.971715 42055 95.793400000000005 97.535700000000006 97.670199999999994 42055 0.95793400000000006 0.97535700000000003 0.97670199999999996 42058 95.7196 97.091300000000004 97.437899999999999 42058 0.95719600000000005 0.97091300000000003 0.974379 42059 95.129199999999997 98.060900000000004 97.976500000000001 42059 0.95129200000000003 0.98060900000000006 0.979765 42060 94.8339 98.101299999999995 97.826499999999996 42060 0.94833900000000004 0.98101299999999991 0.97826499999999994 42061 94.8339 97.805000000000007 98.149500000000003 42061 0.94833900000000004 0.97805000000000009 0.98149500000000001 42062 93.431700000000006 97.347200000000001 97.707499999999996 42062 0.93431700000000006 0.973472 0.97707499999999992 42065 94.317300000000003 98.330200000000005 98.446299999999994 42065 0.94317300000000004 0.98330200000000001 0.98446299999999998 42066 95.867199999999997 98.222499999999997 98.065799999999996 42066 0.95867199999999997 0.98222500000000001 0.98065799999999992 42067 95.572000000000003 97.683800000000005 97.589699999999993 42067 0.95572000000000001 0.9768380000000001 0.9758969999999999 42068 96.0886 98.047399999999996 97.997299999999996 42068 0.96088600000000002 0.98047399999999996 0.97997299999999998 42069 95.2029 98.357100000000003 98.4512 42069 0.95202900000000001 0.98357099999999997 0.98451200000000005 42072 95.941000000000003 98.734200000000001 99.1584 42072 0.95940999999999999 0.98734200000000005 0.99158400000000002 42073 95.645799999999994 96.310299999999998 97.485399999999998 42073 0.95645799999999992 0.96310299999999993 0.974854 42074 95.572000000000003 97.185599999999994 98.141800000000003 42074 0.95572000000000001 0.97185599999999994 0.98141800000000001 42075 95.7196 99.649900000000002 100.49420000000001 42075 0.95719600000000005 0.99649900000000002 1.004942 42076 95.941000000000003 98.909199999999998 100.1326 42076 0.95940999999999999 0.98909199999999997 1.0013259999999999 42079 96.236199999999997 99.555599999999998 100.2607 42079 0.96236199999999994 0.995556 1.002607 42080 96.679000000000002 99.771100000000004 100.6194 42080 0.96679000000000004 0.99771100000000001 1.006194 42081 96.752799999999993 99.5017 100.0962 42081 0.96752799999999994 0.99501700000000004 1.0009619999999999 42082 96.236199999999997 98.303299999999993 99.693700000000007 42082 0.96236199999999994 0.98303299999999993 0.99693700000000007 42083 94.612499999999997 99.528700000000001 100.9551 42083 0.94612499999999999 0.99528700000000003 1.0095510000000001 42086 97.269400000000005 98.801500000000004 100.50149999999999 42086 0.97269400000000006 0.98801500000000009 1.005015 42087 97.786000000000001 97.899299999999997 100.262 42087 0.97786000000000006 0.978993 1.0026200000000001 42088 96.0886 96.283299999999997 98.667299999999997 42088 0.96088600000000002 0.96283299999999994 0.98667300000000002 42089 95.3506 96.552599999999998 99.225300000000004 42089 0.95350599999999996 0.965526 0.99225300000000005 42090 96.162400000000005 96.134200000000007 98.996899999999997 42090 0.96162400000000003 0.96134200000000003 0.98996899999999999 42093 96.974199999999996 97.545599999999993 100.42829999999999 42093 0.96974199999999999 0.97545599999999988 1.004283 42094 100.81180000000001 97.177400000000006 100.1534 42094 1.0081180000000001 0.97177400000000003 1.0015340000000001 42095 99.631 96.889099999999999 100.0741 42095 0.99631000000000003 0.96889099999999995 1.0007410000000001 42096 100.5904 97.629300000000001 100.55459999999999 42096 1.0059040000000001 0.97629299999999997 1.0055459999999998 42100 98.597800000000007 97.295299999999997 100.03100000000001 42100 0.98597800000000002 0.97295299999999996 1.00031 42101 99.335800000000006 97.525700000000001 100.1095 42101 0.99335800000000007 0.97525700000000004 1.0010950000000001 42102 99.040599999999998 97.709100000000007 100.1718 42102 0.99040600000000001 0.97709100000000004 1.0017180000000001 42103 99.114400000000003 98.119500000000002 100.0823 42103 0.99114400000000002 0.98119500000000004 1.000823 42104 99.040599999999998 98.009 100.11620000000001 42104 0.99040600000000001 0.98009000000000002 1.0011620000000001 42107 98.671599999999998 98.662099999999995 100.9178 42107 0.98671599999999993 0.98662099999999997 1.0091779999999999 42108 99.262 98.363600000000005 100.3921 42108 0.99262000000000006 0.98363600000000007 1.0039210000000001 42109 98.966800000000006 99.111800000000002 101.49720000000001 42109 0.9896680000000001 0.99111800000000005 1.014972 42110 98.966800000000006 99.240399999999994 101.4238 42110 0.9896680000000001 0.99240399999999995 1.014238 42111 98.893000000000001 97.882099999999994 99.788300000000007 42111 0.98892999999999998 0.97882099999999994 0.99788300000000008 42114 100 98.266199999999998 100.67489999999999 42114 1 0.98266199999999992 1.0067489999999999 42115 99.040599999999998 97.968299999999999 100.92489999999999 42115 0.99040600000000001 0.97968299999999997 1.0092489999999998 42116 97.564599999999999 98.944900000000004 101.3377 42116 0.97564600000000001 0.98944900000000002 1.013377 42117 97.786000000000001 98.697400000000002 101.2188 42117 0.97786000000000006 0.98697400000000002 1.0121880000000001 42118 97.417000000000002 98.005700000000004 100.68859999999999 42118 0.97416999999999998 0.98005700000000007 1.0068859999999999 42121 97.712199999999996 97.747900000000001 100.0492 42121 0.97712199999999994 0.97747899999999999 1.0004919999999999 42122 98.228800000000007 98.680599999999998 101.3798 42122 0.98228800000000005 0.98680599999999996 1.013798 42123 102.50920000000001 99.599000000000004 101.4991 42123 1.0250920000000001 0.99599000000000004 1.014991 42124 99.040599999999998 99.238900000000001 100.25190000000001 42124 0.99040600000000001 0.99238899999999997 1.0025190000000002 42125 97.859800000000007 99.590100000000007 99.841099999999997 42125 0.97859800000000008 0.99590100000000004 0.99841099999999994 42128 96.531400000000005 100.9713 100.80159999999999 42128 0.96531400000000001 1.0097130000000001 1.008016 42129 96.900400000000005 100.4706 100.3135 42129 0.96900400000000009 1.0047060000000001 1.0031350000000001 42130 97.786000000000001 100.0625 100.7561 42130 0.97786000000000006 1.0006250000000001 1.0075609999999999 42131 97.048000000000002 99.922399999999996 100.5057 42131 0.97048000000000001 0.999224 1.0050570000000001 42132 97.638400000000004 101.12009999999999 100.9996 42132 0.97638400000000003 1.011201 1.0099960000000001 42135 99.040599999999998 101.24469999999999 101.5132 42135 0.99040600000000001 1.0124469999999999 1.0151319999999999 42136 97.490799999999993 101.30500000000001 101.7735 42136 0.97490799999999989 1.01305 1.0177350000000001 42137 99.852400000000003 101.839 102.14279999999999 42137 0.99852400000000008 1.0183899999999999 1.021428 42138 98.819199999999995 102.2375 102.717 42138 0.98819199999999996 1.022375 1.0271699999999999 42139 97.048000000000002 101.1692 101.47110000000001 42139 0.97048000000000001 1.011692 1.0147110000000001 42142 97.048000000000002 102.2654 102.9122 42142 0.97048000000000001 1.022654 1.0291220000000001 42143 97.121799999999993 103.5633 103.7788 42143 0.97121799999999991 1.035633 1.0377879999999999 42144 95.645799999999994 102.77719999999999 103.31480000000001 42144 0.95645799999999992 1.0277719999999999 1.033148 42145 94.760099999999994 102.678 103.0945 42145 0.94760099999999992 1.02678 1.030945 42146 95.424400000000006 102.52589999999999 102.66 42146 0.95424400000000009 1.0252589999999999 1.0266 42150 93.062700000000007 101.8051 101.92919999999999 42150 0.93062700000000009 1.018051 1.0192919999999999 42151 92.915099999999995 102.81610000000001 102.97329999999999 42151 0.92915099999999995 1.0281610000000001 1.029733 42152 92.177099999999996 102.65170000000001 102.9957 42152 0.92177100000000001 1.0265170000000001 1.029957 42153 91.734300000000005 101.6841 102.2623 42153 0.91734300000000002 1.0168410000000001 1.0226230000000001 42156 91.143900000000002 101.30249999999999 101.9074 42156 0.911439 1.0130249999999998 1.019074 42157 91.808099999999996 102.2043 103.0565 42157 0.91808099999999992 1.022043 1.030565 42158 93.726900000000001 103.5569 104.40009999999999 42158 0.93726900000000002 1.035569 1.044001 42159 93.726900000000001 102.68429999999999 103.6045 42159 0.93726900000000002 1.026843 1.0360450000000001 42160 93.726900000000001 104.4829 105.3344 42160 0.93726900000000002 1.044829 1.0533440000000001 42163 94.317300000000003 104.09310000000001 105.3869 42163 0.94317300000000004 1.0409310000000001 1.0538689999999999 42164 94.4649 105.003 106.2274 42164 0.94464899999999996 1.05003 1.0622739999999999 42165 95.498199999999997 106.3977 107.6245 42165 0.954982 1.063977 1.0762449999999999 42166 94.4649 106.2711 107.52760000000001 42166 0.94464899999999996 1.062711 1.0752760000000001 42167 94.243499999999997 106.16379999999999 107.4456 42167 0.94243500000000002 1.0616379999999999 1.0744560000000001 42170 97.786000000000001 105.8468 107.2599 42170 0.97786000000000006 1.058468 1.0725990000000001 42171 101.845 106.4285 108.2393 42171 1.0184500000000001 1.0642849999999999 1.0823929999999999 42172 100.738 105.5925 106.70659999999999 42172 1.0073799999999999 1.055925 1.0670659999999998 42173 98.597800000000007 106.1635 107.58969999999999 42173 0.98597800000000002 1.0616349999999999 1.0758969999999999 42174 94.022099999999995 105.2615 107.5337 42174 0.94022099999999997 1.0526150000000001 1.075337 42177 95.867199999999997 106.5652 108.92749999999999 42177 0.95867199999999997 1.065652 1.089275 42178 96.531400000000005 107.28700000000001 109.8197 42178 0.96531400000000001 1.07287 1.0981969999999999 42179 96.236199999999997 106.40860000000001 109.2371 42179 0.96236199999999994 1.0640860000000001 1.092371 42180 97.933599999999998 105.7634 109.512 42180 0.97933599999999998 1.057634 1.0951200000000001 42181 100.07380000000001 106.104 109.8964 42181 1.0007380000000001 1.06104 1.0989640000000001 42184 98.450199999999995 103.4525 107.38209999999999 42184 0.98450199999999999 1.0345249999999999 1.0738209999999999 42185 97.048000000000002 103.9457 107.7329 42185 0.97048000000000001 1.0394570000000001 1.077329 42186 98.376400000000004 105.1163 108.9936 42186 0.98376400000000008 1.0511629999999998 1.089936 42187 97.712199999999996 104.1763 107.5515 42187 0.97712199999999994 1.041763 1.075515 42191 94.8339 103.7567 107.6024 42191 0.94833900000000004 1.0375669999999999 1.0760240000000001 42192 94.760099999999994 102.937 106.38760000000001 42192 0.94760099999999992 1.0293699999999999 1.063876 42193 93.284099999999995 100.9068 105.5886 42193 0.93284099999999992 1.0090680000000001 1.0558860000000001 42194 94.0959 102.0159 106.7363 42194 0.94095899999999999 1.020159 1.0673630000000001 42195 95.867199999999997 103.3796 108.0359 42195 0.95867199999999997 1.0337959999999999 1.0803590000000001 42198 95.867199999999997 104.565 108.84820000000001 42198 0.95867199999999997 1.04565 1.0884819999999999 42199 96.679000000000002 105.09050000000001 109.1341 42199 0.96679000000000004 1.050905 1.0913410000000001 42200 97.638400000000004 106.32940000000001 109.58159999999999 42200 0.97638400000000003 1.063294 1.0958159999999999 42201 98.450199999999995 107.3604 109.8823 42201 0.98450199999999999 1.073604 1.0988230000000001 42202 98.524000000000001 106.65219999999999 109.1409 42202 0.98524 1.066522 1.0914090000000001 42205 96.383799999999994 107.0778 109.62009999999999 42205 0.96383799999999997 1.070778 1.096201 42206 94.907700000000006 107.0703 109.188 42206 0.94907700000000006 1.070703 1.09188 42207 94.391099999999994 108.286 110.34529999999999 42207 0.94391099999999994 1.0828599999999999 1.103453 42208 93.505499999999998 107.3897 108.9024 42208 0.93505499999999997 1.0738970000000001 1.089024 42209 92.398499999999999 105.5856 107.9978 42209 0.92398499999999995 1.0558559999999999 1.0799779999999999 42212 98.302599999999998 104.4666 107.2154 42212 0.98302599999999996 1.0446660000000001 1.0721540000000001 42213 102.6568 104.9336 107.1979 42213 1.0265680000000001 1.049336 1.071979 42214 98.671599999999998 105.78579999999999 107.4425 42214 0.98671599999999993 1.057858 1.074425 42215 101.9926 106.1905 107.8991 42215 1.0199259999999999 1.0619050000000001 1.078991 42216 103.7638 105.4629 107.7518 42216 1.0376380000000001 1.054629 1.077518 42219 105.1661 105.2814 107.83580000000001 42219 1.051661 1.0528140000000001 1.0783580000000001 42220 104.5018 105.5553 108.16030000000001 42220 1.045018 1.055553 1.0816030000000001 42221 104.059 106.10760000000001 109.04 42221 1.0405899999999999 1.0610760000000001 1.0904 42222 103.7638 105.6662 108.3524 42222 1.0376380000000001 1.056662 1.0835239999999999 42223 104.72320000000001 105.331 107.80029999999999 42223 1.0472320000000002 1.05331 1.0780029999999998 42226 105.3137 107.0902 109.28619999999999 42226 1.053137 1.070902 1.092862 42227 106.4945 105.45050000000001 107.988 42227 1.064945 1.054505 1.07988 42228 104.6494 103.7811 106.1237 42228 1.046494 1.037811 1.061237 42229 103.3948 104.3416 106.55800000000001 42229 1.0339480000000001 1.0434159999999999 1.06558 42230 105.46129999999999 105.361 107.967 42230 1.054613 1.0536099999999999 1.0796699999999999 42233 107.0111 105.4391 108.1735 42233 1.070111 1.0543909999999999 1.0817350000000001 42234 105.7565 105.5442 107.99039999999999 42234 1.0575650000000001 1.055442 1.079904 42235 104.428 104.41759999999999 106.77030000000001 42235 1.0442799999999999 1.044176 1.0677030000000001 42236 102.952 101.4209 104.19280000000001 42236 1.02952 1.0142090000000001 1.041928 42237 104.1328 98.289000000000001 103.2311 42237 1.041328 0.98289000000000004 1.032311 42240 103.1734 92.941000000000003 98.603800000000007 42240 1.0317339999999999 0.92941000000000007 0.98603800000000008 42241 104.428 91.337299999999999 97.3 42241 1.0442799999999999 0.91337299999999999 0.97299999999999998 42242 105.5351 95.427899999999994 100.1972 42242 1.0553509999999999 0.95427899999999999 1.0019719999999999 42243 104.94459999999999 98.138300000000001 101.8154 42243 1.0494459999999999 0.98138300000000001 1.018154 42244 104.94459999999999 97.975200000000001 101.9832 42244 1.0494459999999999 0.97975199999999996 1.0198320000000001 42247 106.7897 97.717100000000002 102.7025 42247 1.0678969999999999 0.97717100000000001 1.0270250000000001 42248 105.23990000000001 93.528199999999998 99.182900000000004 42248 1.0523990000000001 0.93528199999999995 0.99182900000000007 42249 107.30629999999999 95.104500000000002 100.5371 42249 1.0730629999999999 0.95104500000000003 1.005371 42250 107.1587 95.943200000000004 101.0766 42250 1.0715870000000001 0.95943200000000006 1.0107660000000001 42251 106.4207 94.263499999999993 100.5269 42251 1.0642069999999999 0.94263499999999989 1.005269 42255 108.3395 96.871300000000005 102.9735 42255 1.0833950000000001 0.96871300000000005 1.0297350000000001 42256 107.7491 95.666200000000003 102.3105 42256 1.077491 0.95666200000000001 1.0231050000000002 42257 110.99630000000001 96.284400000000005 103.1366 42257 1.109963 0.96284400000000003 1.031366 42258 111.4391 96.162899999999993 103.2401 42258 1.1143909999999999 0.96162899999999996 1.0324009999999999 42261 115.941 96.259600000000006 103.5234 42261 1.1594100000000001 0.96259600000000001 1.035234 42262 120 97.783299999999997 104.69029999999999 42262 1.2 0.97783299999999995 1.0469029999999999 42263 120.8856 98.135300000000001 104.8801 42263 1.2088559999999999 0.98135300000000003 1.0488010000000001 42264 118.8192 95.883600000000001 102.9414 42264 1.1881919999999999 0.95883600000000002 1.0294140000000001 42265 122.583 93.564499999999995 101.16970000000001 42265 1.22583 0.93564499999999995 1.0116970000000001 42268 122.3616 94.703500000000005 102.4931 42268 1.223616 0.94703500000000007 1.024931 42269 123.83759999999999 93.487899999999996 101.7002 42269 1.2383759999999999 0.93487900000000002 1.017002 42270 122.87820000000001 93.570099999999996 102.3819 42270 1.228782 0.935701 1.023819 42271 123.1734 93.056600000000003 103.02379999999999 42271 1.2317340000000001 0.930566 1.030238 42272 122.50920000000001 94.913799999999995 103.55410000000001 42272 1.2250920000000001 0.94913799999999993 1.035541 42275 122.87820000000001 92.403000000000006 102.2034 42275 1.228782 0.92403000000000002 1.0220340000000001 42276 122.14019999999999 92.697900000000004 102.2675 42276 1.2214019999999999 0.926979 1.022675 42277 123.98520000000001 94.016000000000005 103.52760000000001 42277 1.239852 0.94016000000000011 1.0352760000000001 42277 42185 42094 42004 41912 41820 41729 41639 Loans September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 Commercial real estate $,247,175 $,234,090 $,236,659 $,249,164 $,261,836 $,265,129 $,268,863 $,331,462 $13,085 Construction, land development, land 52,446 46,743 52,203 42,914 45,996 43,040 39,230 37,626 $5,703 1-4 family residential properties 77,043 75,588 73,605 78,738 80,419 81,187 79,542 91,301 $1,455 Farmland 25,784 25,701 24,805 22,496 20,059 19,644 20,114 20,294 $83 Commercial ,468,055 ,454,161 ,371,614 ,364,566.5 ,340,316 ,328,361 ,234,986 ,255,655 $13,894 Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 Consumer 10,632 10,993 11,201 11,941 12,527 13,525 13,515 13,878 $-,361 Mortgage warehouse ,102,363 ,105,687 69,907 55,148 46,874 32,359 14,886 13,513 $-3,324 -3.1% Total loans $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 $32,622 2.8% $,179,423.5 0.17837510034770634 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 equip Equipment* $,143,483 $,138,018 $,118,273 $,106,354 $94,459.5 $71,198 $58,737.422149999991 $48,978.417549999998 $5,465 3.9596284542595894 Asset based lending (General)* 85,641 64,836 36,511 46,388 50,046.1 48,699.38659999998 39,643.64040000005 30,826.65713 $20,805 Asset based lending (Healthcare)* 66,832 65,083 59,572 41,770 40,885 45,751 0 0 $1,749 ABC Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 TCF Commercial finance $,497,759 $,467,653 $,385,808 $,375,422 $,354,502.6 $,321,920.3865999996 $,227,911.48619 $,197,175.7467999999 $30,106 6.4% $,111,951 0.29017283208227929 0.25821460605370899 Total loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 Commercial finance as a % of total 0.41994311993324901 0.40570965550686705 0.3814420146997467 0.37322835037069624 0.36279649057094226 0.34264418702375793 0.28465202910823101 0.22378311027478182 Community banking as a % of total 0.58005688006675094 0.59429034449313289 0.6185579853002533 0.62677164962930376 0.63720350942905779 0.65735581297624202 0.71534797089176894 0.77621688972521818 *TCF abbreviated Triumph Commercial Finance. THF abbreviated Triumph Health Care Finance ABL ,152,473 ,129,919 96,083 88,158 90,931.1 94,450.38659999991 39,643.64040000005 30,826.65713 $22,554 0.17360047414158053 $30,106 $81,845 6.4% 0.21213919877244639 91 91 365 365 0.25821460605370899 0.85088799507629598 ,172,099 ,186,224 BegBal Prov CO Rec EndBal (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance CRE Commercial real estate $385.78817982433196 $164.0521328953597 $-18.406470000000002 $0.76265000000000027 $532.59649271969158 constr Construction, land development, land 339.86845387216385 -19.563314057121701 0 12.571809999999999 333.27694981504214 1-4fam 1-4 family residential properties 182.28786331615527 176.45496121205952 -,144.87037999999993 2.1677299999999988 215.04017452821486 farm Farmland 12.796907360000001 5.8012048199999988 0 0 18.99811218 C&I Commercial 3,057.4738511739374 945.09904787984544 -1 1.5641500000000046 4,003.1370490537824 Fact Factored receivables 3,137.1218754499996 437.64657819999968 -,124.84399999999999 12.418000000000003 3,461.5424536499995 cons Consumer 86.723048132492011 81.950120986337794 -78.904239999999845 50.024059999999977 139.99298911882994 Mort Mortgage warehouse 118.0760981 19.900531300000019 0 0 138.37662940000001 Total Loans $7,320.1362772290804 $1,811.3412632364805 $-,368.2508999999975 $79.50839999999998 $8,842.9608504655607 (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance Equip Equipment* $990.08908425926916 $262.81430401193325 $0 $0 $1,253.3033882712025 ABL Asset based lending (General)* 955.17220410000004 92.470227699999924 0 0 1,047.1424317999999 ABLH Asset based lending (Healthcare)* 342.18 16.400174999999933 0 0 358.08017499999994 Fact Factored receivables 3,136.6218754499996 437.64657819999968 -,124.84399999999999 11.618000000000002 3,461.5424536499995 Commercial finance $5,424.631638092691 $809.3312849119327 $-,124.84399999999999 $11.618000000000002 $6,120.68448721202 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Non-interest bearing demand $12,048 $14,427 $17,986 $,150,238 $,155,879 $,176,245 $,154,749.83000999998 $,179,847.54459000003 $,167,538 $,164,560 $,167,931 Interest bearing deposits 48,151 50,342 50,516 ,481,080 ,479,412 ,514,259 ,461,252 ,479,480 ,481,728 ,474,229 ,455,354 Certificates of deposit ,163,185 ,197,218 ,215,221 ,354,940 ,356,844 ,367,731 ,439,603 ,455,901 ,474,413 ,500,451 ,526,732 Other brokered funds Brokered deposits 0 0 0 58,596 58,177 50,019 50,019 50,000 50,000 50,019 50,019 Total deposits ,223,384 ,261,987 ,283,723 1,044,854 1,050,312 1,108,254 1,105,623.8300099999 1,165,228.5445900001 1,173,679 1,189,259 1,200,036 Interest-bearing demand 0 0 0 ,199,826 ,209,170 ,248,992 ,209,491.49296 ,236,524.32788 ,231,718 ,228,909 ,206,603 Individual retirement accounts 27,959 29,974 30,647 54,512 54,709 53,856 53,010.99260000003 53,688.661569999997 55,773 56,285 58,619 Money market 20,192 20,368 19,869 ,157,406 ,142,522 ,138,204 ,125,369.75075000001 ,117,514.46862 ,120,001 ,116,019 ,117,888 Savings 0 0 0 69,336 73,011 73,207 73,303.316600000006 71,689.613289999994 74,236 73,016 72,244 Summary of fair values of assets acquired, liabilities assumed, consideration paid, and the resulting goodwill: Acquisition Summary (Dollars in thousands) Summary of Fair Values (Dollars in thousands) Fair value of net assets acquired: Cash $8,273.1309999999994 Equity of DMI (fair value of net DMI assets) $,146,454.85 Source Doral Money, Inc. Accounting Memo CLO securities 98,315.937000000005 CLO management contracts 1,918 SNC loans 36,764.720999999998 Fair value of net assets acquired ,148,372.85 Prepaid income tax 3,014.2130000000002 Other assets/liabilities 87.063000000000002 Consideration Transferred: Fair value of DMI net assets $,146,455.6499999997 Cash paid at closing ,133,262.51999999999 Fair value of CLO contracts 1,917.7850000000001 Sales price adjustment 2,601 Net fair value of acquired assets $,148,372.84999999998 Consideration Transferred ,135,864.17199999999 Consideration transferred -,135,864.17199999999 Bargain purchase gain, nontaxable $12,508.677999999985 Bargain purchase gain: $12,508.678 Transaction costs, net of tax -,157.93799999999999 Incremental bonus, net of tax -1,137.5 Escrow recovery from Doral Healthcare, net of tax 195 Net contribution of acquisition $11,408.239999999985

Loan mix, yield, and growth *Reconciliations of non-GAAP financial measures can be found at the end of the presentation

Loan yields and net interest margin Loan Yields Net Interest Margin ** SNL U.S. Bank $1B-$5B : Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL's coverage universe with $1B to $5B in Assets as of 10/27/2015 *Reconciliations of non-GAAP financial measures can be found at the end of the presentation

Deposit mix, rate, and growth

Non-interest Income Note: Excludes bargain purchase gain in 2015 and branch sale gain in 2014 for comparability purposes

Non-interest Expense *Reconciliations of non-GAAP financial measures can be found at the end of the presentation. Efficiency ratio calculated on adjusted non-interest expense.

Asset Quality

Coverage Analysts: Brad Milsaps - Sandler O’Neill & Partners Stephen Moss - Evercore ISI Jared Shaw - Wells Fargo Securities, LLC Jefferson Harralson - Keefe, Bruyette and Woods Bill Carcache - Nomura Securities International Investment Considerations We are an entrepreneurial financial services company that seeks to balance financial returns with franchise value creation We prefer to spread our risk all along the economic continuum (start-ups to mature businesses) through a variety of community banking and commercial finance products and services We provide bundled services (insurance, treasury management, etc.) which contribute to operational efficiency, client retention and relational pricing power We leverage a highly experienced, well respected executive leadership team who has experience at much larger institutions Our community banking and commercial finance lending operations are built on policies, processes and, most importantly, people that have successfully navigated multiple credit cycles appendix

Non-GAAP Financial Reconciliation Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2015 2015 2014 2014 2014 Net income available to common stockholders $4,457 $13,852 $2,021 $9,495 $2,285 Less: gain on branch sale, net of tax — — — 7,892 — Less: bargain purchase gain, nontaxable — 12,509 — — — Add: merger and acquisition expenses, net of tax — 158 — — — Add: incremental bonus accrual, net of tax — 1,138 — — — Less: escrow recovery from Doral Healthcare Finance, net of tax — 195 — — — Adjusted net income available to common stockholders $4,457 $2,444 $2,021 $1,603 $2,285 Weighted average shares outstanding - diluted 17,813,825 18,428,663 14,261,717 10,602,155 9,910,507 Less: adjusted effects of assumed Preferred Stock conversion — 676,351 — 676,351 — Adjusted weighted average shares outstanding - diluted 17,813,825 17,752,312 14,261,717 9,925,804 9,910,507 Adjusted diluted earnings per common share $0.25 $0.14 $0.14 $0.16 $0.23 Average common equity N/A $234,555 N/A N/A N/A Less: average contribution impact of Doral Money, Inc transaction N/A 3,549 N/A N/A N/A Adjusted average common equity N/A $231,006 N/A N/A N/A Adjusted return on average common equity N/A 4.29% N/A N/A N/A Average total assets N/A $1,449,791 N/A N/A N/A Less: average contribution impact of Doral Money, Inc transaction N/A 3,549 N/A N/A N/A Adjusted average total assets N/A $1,446,242 N/A N/A N/A Adjusted return on average total assets N/A 0.69% N/A N/A N/A Net income available to common stockholders $4,457 $13,852 $2,021 $9,495 $2,285 Average tangible common equity 215,846 205,204 156,888 109,944 102,107 Return on average tangible common equity 8.28% 27.38% 5.11% 34.26% 8.98% A B A + B C A + B + C ($ in thousands) Non-Accrual Loans Restructured Loans Non-Performing Loans Other Real Estate Owned Non-Performing Assets TCB Quarterly Reports and Loans TSB Commercial real estate $1,995.4237699999999 $0 $1,995.4237699999999 $4,069 $6,064.4237699999994 Construction, land development, land 0 0 0 3,905 3,905 1-4 family residential properties 637.99248999999998 0 637.99248999999998 449 1,086.9924900000001 Farmland 0 0 0 0 0 Commercial 6,250.3588499999996 0 6,250.3588499999996 0 6,250.3588499999996 Factored receivables 650.70261199999993 0 650.70261199999993 0 650.70261199999993 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 PCI 6,205.8971299999994 0 6,205.8971299999994 0 6,205.8971299999994 Community Banking $15,740.374851999997 $0 $15,740.374851999997 $8,423 $24,163.374852000001 TCF equipment $839.68677000000002 $0 $839.68677000000002 $0 $839.68677000000002 TCF asset based lending 0 0 0 0 THF asset based lending 98.353589999999855 0 98.353589999999855 0 98.353589999999855 Factored receivables 0 0 0 0 Commercial finance $938.04035999999985 $0 $938.04035999999985 $0 $938.04035999999985 Total loans $16,678.415211999996 $8,423 $25,101.415212 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Community Banking 131.38499999999999 145.125 126.494 683.92392532000008 572.75551381000002 617.59696134000001 622.63633463000008 630.4559999999999 625.63800000000003 685.02599999999995 687.54200000000003 Equipment 15.093999999999999 20.239999999999998 22.992999999999999 48.978417549999996 58.737422149999993 71.197999999999993 94.459500000000006 106.354 118.273 138.018 143.483 Asset based lending (Healthcare) 0 0 0 0 0 45.750999999999998 40.884999999999998 41.77 59.572000000000003 65.082999999999998 66.831999999999994 Asset based lending (General) 5.5289999999999999 4.8449999999999998 12.436999999999999 30.826657130000001 39.643064040000006 48.699038659999999 50.046099999999996 46.387999999999998 36.511000000000003 64.835999999999999 85.641000000000005 Factored receivables 81.5 98.576999999999998 103.46899999999999 117.37 129.53100000000001 156.27199999999999 169.11199999999999 180.91 171.452 199.71600000000001 201.803 Q3 2015 Commercial Finance Products $497.75900000000001 Community Banking $687.54200000000003 Q3 2015 % of Total % of Commercial Finance Equipment $143.483 0.12105195220454552 0.28825797223154176 Asset based lending (Healthcare) $66.831999999999994 5.6% 0.13426577922247512 Asset based lending (General) $85.641000000000005 7.2% 0.1720531421832654 Factored receivables $201.803 0.17025464417898914 0.40542310636271767 Real Estate & Farmland $402.44799999999998 Commercial Real Estate $247.17500000000001 Commercial $172.09899999999999 Construction, Land Development, Land $52.445999999999998 Consumer $10.632 1-4 Family Residential Properties $77.043000000000006 Mortgage Warehouse $102.363 Farmland $25.783999999999999 Commercial $172.09899999999999 Consumer $10.632 Mortgage Warehouse $102.363 42277 % of Total % of Community Banking Commercial Real Estate $247.17500000000001 0.20853352861425076 0.35950531022104831 Construction, Land Development, Land $52.445999999999998 4.4% 7.6% 1-4 Family Residential Properties $77.043000000000006 6.5% 0.11205569986997159 Farmland $25.783999999999999 2.2% 3.8% Commercial $172.09899999999999 0.14519434304029102 0.25031052648420021 Consumer $10.632 .9% 1.5% Mortgage Warehouse $102.363 8.6% 0.14888254099385928 REAL ESTATE Commercial Real Estate $247.17500000000001 Construction, Land & Development $52.445999999999998 1-4 Family Residential $77.043000000000006 Farmland $25.783999999999999 COMMERCIAL $172.09899999999999 CONSUMER $10.632 MORTGAGE WAREHOUSE $102.363 FACTORED RECEIVABLES $201.803 EQUIPMENT FINANCE $143.483 HEALTHCARE ASSET $66.831999999999994 BASED LENDING ASSET BASED LENDING $85.641000000000005 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs (000's) Net Chargeoffs (NCOs) 91 6 1,456 140 -61 125 308.65942000000001 287.60610999999989 202 365 83 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets (000's) Non-performing Assets (NPAs) 15.756 14.305999999999999 13.907999999999999 26.175000000000001 24.117999999999999 25.59 27.582776999999997 25.100643000000002 23.790315620000001 19.272653999999999 17.744960858573311 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42185YTD 42094YTD 42004YTD 41912YTD 41820YTD 41729YTD 41639YTD 42277 42185 42094 42004 41912 41820 41729 41639 42185 42094 42004 41912 41820 41729 41639 QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, June 30, March, 31, December 31, September 30, June 30, March 31, December 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2015 2015 2014 2014 2014 2014 2013 Interest income: InterestFeesLoans Loans, including fees $15,716 $17,158 $13,239 $14,138 $13,706 $13,860 $14,376 $12,906 $14,234 $13,239 $56,080 $41,942 $28,236 $14,376 $23,262 4406999 Factored receivables, including fees 8,829 8,654 7,509 8,367 7,681 6,838 5,272 5,205 16,163 7,509 28,158 19,791 12,110 5,272 17,938 4209999 Taxable securities 649 659 678 644 666 663 657 618 1,337 678 2,630 1,986 1,319 657 1,225 4208999 Tax exempt securities 17 16 12 14 15 15 16 39 28 12 60 46 31 16 39 4109999 Cash deposits 92 110 141 117 50 77 58 74 251 141 302 185 135 58 166 4999999 Total interest income 25,303 26,597 21,579 23,280 22,118 21,453 20,379 18,842 32,013 21,579 87,230 63,950 41,831 20,379 42,630 Interest expense: 5109999 Deposits 1,764 1,667 1,570 1,498 1,289 1,141 1,108 1,103 3,237 1,570 5,036 3,538 2,249 1,108 3,560 5201699 Senior secured note 0 0 0 173 134 137 140 123 0 0 584 411 276 140 123 5201999 Junior subordinated debentures 283 278 272 276 276 272 271 247 550 272 1,095 819 543 271 247 Other borrowings 25 7 12 4 24 22 5 11 19 12 55 51 28 5 3 5709999 Total interest expense 2,072 1,952 1,854 1,951 1,723 1,572 1,524 1,484 3,806 1,854 6,770 4,819 3,096 1,524 3,947 5799999 Net interest income 23,231 24,645 19,725 21,329 20,395 19,881 18,855 17,358 28,207 19,725 80,460 59,131 38,735 18,855 38,683 5809999 Provision for loan losses 165 2,541 645 1,811 1,375 1,747 925 1,057 3,186 645 5,858 4,047 2,672 925 3,412 5999999 Net interest income after provision for loan losses 23,066 22,104 19,080 19,518 19,020 18,134 17,930 16,301 25,021 19,080 74,602 55,084 36,063 17,930 35,271 Non-interest income: 6109999 Service charges on deposits 710 666 612 647 811 813 738 703 1,278 612 3,009 2,363 1,552 738 703 6112999 Card income 574 578 523 516 544 548 490 405 1,101 523 2,098 1,582 1,037 490 405 6206999 Net OREO gains/(losses) and valuation adjustments -58 52 26 -,242 -11 -,252 -77 86 78 26 -,582 -,340 -,329 -77 154 6201000 Net gains on sale of securities 15 242 0 61.62196999999999 9.5398499999999995 0 16.29447 0 242.32840999999999 0 88.456289999999996 25.834319999999998 16.29447 16.29447 -0.58610000000000007 6207999 Net gains on sale of loans 363 491 542 437 484 319 255 494 1,033 542 1,495 1,058 575 255 846 6308999 Fee income 542 502 422 553 448 421 398 355 924 422 1,820 1,267 819 398 1,189 6202999 Gain on branch sale 0 0 0 0 12,619 0 0 0 0 0 12,619 12,619 0 0 0 6306999 Bargain purchase gain 1,708 0 12,509 0 0 0 0 9,014 12,509 12,509 0 0 0 0 9,014 6301999 Asset management fees 1,744 1,274 958 486 374 129 0 0 2,232 958 989 503 129 0 0 Other 700 964 1,067 1,262.3780299999999 525.46014999999898 655 788.70552999999995 465 2,030.6715899999981 1,067 3,230.5437099999981 1,968.1656799999982 1,443.7055300000002 788.70552999999995 702.58610000000044 6999999 Total non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 11,522 21,428 16,659 24,767 21,046 5,243 2,609 13,013 Non-interest expense: 7199999 Salaries and employee benefits 12,416 12,042 13,269 12,752 11,032 9,471 8,876 8,322 25,311 13,269 42,131 29,379 18,347 8,876 20,737 7299999 Occupancy, furniture and equipment 1,575 1,555 1,572 1,429 1,319 1,336 1,390 1,119 3,127 1,572 5,474 4,044 2,725 1,390 2,465 7401999 FDIC insurance and other regulatory assessments 252 271 263 221 280 280 261 283 534 263 1,042 821 541 261 499 7403999 Professional fees 1,344 852 1,327 1,146 1,043 793 592 1,455 2,179 1,327 3,574 2,428 1,385 592 2,460 7801999 Amortization of intangible assets 1,179 895 764 727 746 724 726 620 1,659 764 2,923 2,196 1,451 726 620 7701999 Advertising and promotion 618 526 543 366 1,102 683 443 222 1,069 543 2,594 2,228 1,126 443 682 7602999 Communications and technology 951 927 886 961 954 945 888 754 1,813 886 3,748 2,787 1,834 888 1,412 Other 2,210 2,567 2,159 2,083 1,985 1,928 1,720 1,882 4,726 2,159 7,716 5,634 3,647 1,720 3,616 7899999 Total non-interest expense 20,545 19,635 20,783 19,685 18,461 16,160 14,896 14,657 40,418 20,783 69,202 49,517 31,056 14,896 32,724 7909999 Net income before income tax 8,819 7,238 14,956 3,554 16,363 4,607 5,643 13,166 6,031 14,956 30,167 26,613 10,250 5,643 48,284 7919999 Income tax expense 2,891 2,586 912 747 6,089 1,626 1,916 1,449 3,498 912 10,378 9,631 3,541 1,916 2,133 7999999 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,981 $3,727 $11,717 $2,533 $14,044 $19,789 $16,982 $6,709 $3,727 $13,427 9999991 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 -,696 -,579 -,399 -,387 -,192 -2,840 -2,054 -1,275 -,579 -1,588 9999992 Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,318 $2,146 $13,852 $16,949 $14,928 $5,434 $3,148 $11,839 365 365 92 92 91 90 92 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42004 41912 41820 41729 41639 AvgAssets 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 1,164,757.71273 5799999 #REF! #REF! #REF! #REF! #REF! 6999999 #REF! #REF! #REF! #REF! #REF! 5809999 #REF! #REF! #REF! #REF! #REF! 7899999 #REF! #REF! #REF! #REF! #REF! 7919999 #REF! #REF! #REF! #REF! #REF! 7999999 #REF! #REF! #REF! #REF! #REF! Return on average assets 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 3.991108388855516E-2 Efficiency ratio * 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q1 2014 Net interest margin #REF! #REF! #REF! #REF! #REF! Noninterest income #REF! #REF! #REF! #REF! #REF! Noninterest expense #REF! #REF! #REF! #REF! #REF! Net noninterest expense #REF! #REF! #REF! #REF! #REF! Pretax preprovision ROA #REF! #REF! #REF! #REF! #REF! Provision for loan & lease losses #REF! #REF! #REF! #REF! #REF! Pretax ROA #REF! #REF! #REF! #REF! #REF! Tax expense #REF! #REF! #REF! #REF! #REF! Return on average assets #REF! #REF! #REF! #REF! #REF! Efficiency ratio* 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Check ROA #REF! #REF! #REF! #REF! #REF! Nonperforming Assets Dec 31, Sep 30, Jun 30, Mar 31, Dec 31, (Dollars in thousands) 2014 2014 2014 2014 2013 Commercial real estate $1,995 $2,229.4071900000004 $259.05792357757764 $268.53541083089431 $276 Construction, land development, land 0 11.6 0 0 0 1-4 family residential properties 638 879.05610999999999 473.97733266666671 477.16052266666668 454 Farmland 0 0 0 0 0 Commercial 7,188 6,860.8523999999998 6,251.2413180933563 5,224.3902780933568 5,438 Factored receivables 651 812.6 133 58 89 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 Purchase credit impaired 6,206 6,770.1842999999981 7,369.7234256623988 4,514.9137884090824 6,135 Total nonperforming loans 16,678 17,563.699999999997 14,487 10,543 12,392 OREO acquired through foreclosure, net 8,423 10,019.4 11,103 13,575 13,783 Total nonperforming assets $25,101 $27,583.1 $25,590 $24,118 $26,175 Nonperforming assets to total assets 1.7336165945391179E-2 2.0465067465599444E-2 1.8200000000000001E-2 1.8599999999999998E-2 2.0299999999999999E-2 Nonperforming loans to total loans held for investment 1.6580834852735617E-2 1.7974924754819939E-2 1.54E-2 1.32E-2 1.4067303282522125E-2 Total past due loans to total loans held for investment 2.5674809469935715E-2 2.6055249048497705E-2 2.8199999999999999E-2 2.9899999999999999E-2 2.7816449016242334E-2 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 42277 42185 42094 42004 41912 41820 41729 365 365 365 365 365 365 365 92 91 90 92 92 91 90 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Manual Adj Dilutive effect of preferred stock 0 0 0 0 0 0 192 Manual Adj Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 6306999 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Manual Adj Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Manual Adj Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Diluted_Shrs Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Manual Adj Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16149825243375751 $0.2305633808643695 $0.31674073405328945 AvgCmnEqty Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Manual Adj Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity ,250,891 N/A ,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A AvgAssets Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets 1,563,989.7617899999 N/A 1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 7.3918758101229869E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 AvgTangEq Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 6306999 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Manual Adj Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 243 0 0 0 0 Manual Adj Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 AvgAssets Average total assets $1,565,697.7617899999 $1,511,045.2271500002 $1,449,791 $1,427,474.7515699998 $1,354,206.5291800001 $1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% DisAcrLYLD Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% DisAcrLNIM Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 3100799 3100899 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Shares outstanding end of period Common shares outstanding 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16148593101374989 $0.2305633808643695 $0.31674073405328945 Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity $,250,891 N/A $,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets $1,563,989.7617899999 N/A $1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 6.853469074332541E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, 3340 (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 0 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 243 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 Average total assets 1,565,697.7617899999 1,511,045.2271500002 1,449,791 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, #REF! (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 #REF! Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Common shares outstanding at end of period 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Yield on loans GAAP / Reported 0.12239999999999999 0.1229 0.12859999999999999 9.3799999999999994E-2 9.1749358297483319E-2 8.8303024444554082E-2 8.6561402229709025E-2 8.9767420092723954E-2 8.4957323547613289E-2 9.4944990035923063E-2 8.3393056676373922E-2 Adjusted yield on loans Adjusted 0.11169999999999999 0.11559999999999999 0.12479999999999999 7.6899999999999996E-2 7.7317465081969475E-2 7.7452772832623876E-2 8.0323701620639953E-2 8.2905499529188922E-2 8.0397688995995198E-2 8.9601558838512063E-2 7.959529152802923E-2 SNL U.S. Bank $1B-$5B 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net interest margin GAAP / Reported 8.7499999999999994E-2 9.0399999999999994E-2 9.06E-2 6.6799999999999998E-2 6.8500000000000005E-2 6.5847248715805218E-2 6.6862529147636018E-2 6.5799999999999997E-2 6.1100000000000002E-2 7.1999999999999995E-2 6.453943023929222E-2 Adjusted Net interest margin Adjusted* 7.9200000000000007E-2 8.4599999999999995E-2 8.7599999999999997E-2 5.4300000000000001E-2 5.7333693858374217E-2 5.7421265334969537E-2 6.1879312301024919E-2 6.0518137873070678E-2 5.7604540171474206E-2 6.7780562435600544E-2 6.1436271756382291E-2 SNL U.S. Bank $1B-$5B** 3.7699999999999997E-2 3.7999999999999999E-2 3.8300000000000001E-2 3.85E-2 3.7400000000000003E-2 3.7199999999999997E-2 3.7400000000000003E-2 3.7400000000000003E-2 3.6999999999999998E-2 3.6600000000000001E-2 3.61E-2 SNL Industry Trends and statistics https://www.snl.com/interactivex/indstats.aspx?Defaults=5&IndStatsMC=34372&State=0&IndStatsEnergy=578&IndStatsGaming=33190&ReitIndustry=0&SpecLendIndustry=0&InsuranceType=-1&FocusIndustry=0&SecInvIndustry=0&KeyPortfolioFilter=0&IndStatsMetalsAndMining=578&FinTechIndustry=0&IndStatsCoal=578&InsuranceIndustry=0&SpecLendType=0&IndStatsSecInv=578&IndStatsEuroBanking=577&GeographyGlobalRegion=0&IndStatsNaturalGas=578&IndStatsInvComp=578&submit=Apply&SecInvType=0&IndStatsBanking=2619&EnergyIndustry=0&IndStatsSpecLender=578&Form_Name=UserInputs&Refreshed=1&InvCoIndustry=0&ReitType=-1&BankIndustry=1&FinPerfMarketCap=0&FinPerfAssets=0&IndStatsAsiaBanking=577&InvCoType=0&IndStatsInsurance=578&IndStatsIntlREIT=577&IndStatsHomeBuilder=6942&IndStatsLatinAmericaBanking=577&IndStatsREIT=9091 1Q13Rate 2Q13Rate 3Q13Rate 4Q13Rate 1Q14Rate 2Q14Rate 3Q14Rate 4Q14Rate 1Q15Rate 2Q15Rate 3Q15Rate 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 CID 1.4567505892738081E-2 1.3581513959858292E-2 1.3493082739333025E-2 5.4685335335321718E-3 5.0529505930945774E-3 4.9723382763107943E-3 5.6235418025325995E-3 6.0661803781625586E-3 6.4000000000000003E-3 6.54517963379995E-3 6.8796934733585564E-3 COD 1.3885780781452804E-2 1.321966735986289E-2 1.2723474935752302E-2 4.6719332532512347E-3 4.3476729152817882E-3 4.198981848319152E-3 4.7710329749966873E-3 5.1946634995848609E-3 5.4999999999999997E-3 5.6097701311609068E-3 5.8852630913512095E-3 CTF 1.373441322797345E-2 1.3068238413322037E-2 1.2408922593904649E-2 5.8716766893925267E-3 5.6330084733198548E-3 5.3177644688143901E-3 5.8729585528498511E-3 6.4875091454054106E-3 6.3E-3 6.2941260201030058E-3 6.4046469275360288E-3 42277 42185 42094 42004 41912 41820 41729 41639 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 ASSETS 1109999 Total cash and cash equivalents $,115,783 $99,714 $,178,442 $,160,888 $75,625 $85,716 $,106,951 $85,797 1208999 Securities - available for sale ,156,820 ,158,693 ,161,360 ,162,024 ,165,489 ,168,694 ,165,276 ,184,654 1205999 Securities - held to maturity 747 746 746 745 745 744 744 743 1405999 Loans held for sale 2,174 4,096 3,401 3,288 7,295 4,088 4,902 5,393 1406999 Loans held for investment 1,185,301 1,152,679 1,011,446 1,005,878 ,977,139 ,939,517 ,800,667 ,881,099 1407999 Allowance for loan and lease losses ,-11,544 ,-11,462 -9,286 -8,843 -7,320 -6,253 -4,631 -3,645 1408999 Loans, net 1,173,757 1,141,217 1,002,160 ,997,035 ,969,819 ,933,264 ,796,036 ,877,454 1510999 Branch assets held for sale 0 0 0 0 0 80,331 88,692 0 1800999 FHLB and FRB stock 7,992 5,707 4,466 4,903 5,826 7,976 5,233 5,802 1509999 Premises and equipment, net 21,807 21,677 21,716 21,933 21,744 20,708 20,502 23,344 1609999 Other real estate owned ("OREO"), net 6,201 6,322 6,991 8,423 10,019 11,103 13,575 13,783 1709999 Goodwill and intangible assets, net 28,995 30,174 30,211 29,057 29,783 31,043 27,792 28,518 1802999 Bank-owned life insurance 29,406 29,295 29,193 29,083 28,955 28,829 28,695 28,554 1808999 Deferred tax asset, net 15,838 15,582 14,983 15,956 16,523 20,178 Other assets 21,943 16,036 19,074 14,563 15,975 14,398 38,712 34,197 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 LIABILITIES 2106999 Non-interest bearing deposits $,167,931 $,164,560 $,167,538 $,179,848 $,154,750 $,176,245 $,155,879 $,150,238 2107999 Interest bearing deposits 1,032,105 1,024,699 1,006,141 ,985,381 ,950,874 ,932,009 ,894,433 ,894,616 2199999 Total deposits 1,200,036 1,189,259 1,173,679 1,165,229 1,105,624 1,108,254 1,050,312 1,044,854 2300899 Customer repurchase agreements 15,584 13,011 8,666 9,282 15,644 15,313 17,670 11,330 2301999 Federal Home Loan Bank advances 61,000 19,000 0 3,000 0 70,000 20,750 21,000 2300999 Senior secured note 0 0 0 0 11,630 11,944 12,259 12,573 2303999 Junior subordinated debentures 24,620 24,553 24,487 24,423 24,359 24,296 24,233 24,171 Other liabilities 16,304 25,957 13,234 8,455 14,713 11,341 7,705 13,714 2999999 Total liabilities 1,317,544 1,271,780 1,220,066 1,210,389 1,171,970 1,241,148 1,132,929 1,127,642 EQUITY 3100799 Preferred stock series A 4,550 4,550 4,550 4,550 4,550 4,550 4,550 4,550 3100899 Preferred stock series B 5,196 5,196 5,196 5,196 5,196 5,196 5,196 5,196 3101999 Common stock 181 181 180 180 99 98 98 98 3102999 Additional paid-in-capital ,193,465 ,192,605 ,191,745 ,191,049 ,105,304 ,104,827 ,104,744 ,104,631 3103999 Treasury stock, at cost -,184 -,170 -,161 -,161 -68 -4 0 0 3105999 Retained earnings 59,785 54,053 49,596 35,744 34,014 24,519 22,111 18,992 3106999 Accumulated other comprehensive income 926 1,064 1,571 951 836 841 485 133 3107999 Total stockholders’ equity ,263,919 ,257,479 ,252,677 ,237,509 ,149,931 ,140,027 ,137,184 ,133,600 3108999 Noncontrolling interests 0 0 0 0 25,897 25,897 26,997 26,997 3109999 Total equity ,263,919 ,257,479 ,252,677 ,237,509 ,175,828 ,165,924 ,164,181 ,160,597 3999999 Total liabilities and equity $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 Assets = Liabilities - Shareholders' Equity Audit 0 0 0 0 0 0 0 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 7199999 Salaries and employee benefits 3,754 4,121 4,540 8,322 8,876 9,471 11,032 12,752 13,269 12,042 12,416 7299999 Occupancy, furniture and equipment 427 430 488 1,119 1,390 1,336 1,319 1,429 1,572 1,555 1,575 7403999 Professional fees 114 546 345 1,455 592 793 1,043 1,146 1,327 852 1,344 7701999 Advertising and promotion 183 103 175 222 443 683 1,102 366 543 526 618 7602999 Communications and technology 212 217 230 754 888 945 954 961 886 927 951 Other 657 756 769 2,785 2,707 2,932 3,011 3,031 3,186 3,733 3,641 7899999 Total non-interest expense 5,347 6,173 6,547 14,657 14,896 16,160 18,461 19,685 20,783 19,635 20,545 Efficiency ratio * Efficiency Ratio 0.78290924512298554 0.78582834331337326 0.79703075291622483 0.66753926701570676 0.73847093921857587 Salaries and employee benefits as a % of total expense 0.70207593042827754 0.6675846427992872 0.69344738047960897 0.56778331172818453 0.59586466165413532 0.58607673267326732 0.59758409620280595 0.64780289560579118 0.63845450608670551 0.61329258976317802 0.60433195424677533 7401999 FDIC insurance assessment 72 65 79 283 261 280 280 221 263 271 252 7802999 Carrying costs for OREO 57 96 28 52 132 100 73 68 79 86 68 7801999 Amortization of intangible assets 0 0 0 620 726 724 746 727 764 895 1,179 Salaries and employee benefits $12,416 Occupancy, furniture and equipment $1,575 Professional fees $1,344 Advertising and promotion $618 Communications and technology $951 Other $3,641 Salaries and employee benefits $12,042 Occupancy, furniture and equipment $1,555 Professional fees $852 Advertising and promotion $526 Communications and technology $927 Other $3,733 Loans 41364 41455 41547 41639 41729 41820 41912 42004 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 (Dollars in thousands) Commercial real estate $,108,363.66105 $,101,316.68778999998 $91,712.208810000011 $,331,271 $,268,688 $,264,730 $,261,836 $,249,406 Construction, land development, land 0 4,555.1998400000002 3,862.91723 37,626 39,230 43,040 45,996 42,914 1-4 family residential properties 3,668.3402299999998 3,429.4557800000011 3,138.8316599999989 91,301 79,542 81,187 80,419 78,624 Farmland 777.29686000000004 770.7398199999999 765.30088999999987 20,294 20,114 19,644 20,059 23,246 Commercial 39,198.590480000006 53,972.176519999979 54,314.22990000012 ,255,655 ,234,986 ,328,760 ,340,316 ,363,689 Factored receivables 81,500.28919999997 98,576.595730000001 ,103,469.17259 ,117,370 ,129,531 ,156,272 ,169,112 ,180,910 Consumer 0 0 0 13,878 13,515 13,525 12,527 11,941 Mortgage warehouse 0 6,166.506599999999 8,130.8033199999991 13,513 14,886 32,359 46,874 55,148 Total Loans $,233,507.91753999999 $,268,786.90613999998 $,265,393.25748999999 $,880,908 $,800,492 $,939,517 $,977,139 $1,005,878 (Dollars in thousands) TCF Equipment* TCF Asset Based Lending* THF Asset Based Lending* Factored Receivables Commercial Finance Current Quarter End Date 42277 Prior Quarter End Date 42185 PPQ End Date 42094 PQY End Date 41912 PYE End Date 42004 PQ Month End 6 CQ Month End 9 Quarter a_CQtrNum 3rd CQ Number QTR Text a_CQtrTxt third CQ Text QTR Text a_CQtrTxtCap Third CQ Text Capitalized Year 2015 Month a_CQtr September CQ Month Year Days a_CQtrEnded September 30, 2015 CQ Full Date Quarter a_PQtrNum 2nd PQ Number QTR Text a_PQtrTxt second PQ Text Month a_PQtr June PQ Month Year Days a_PQtrEnded June 30, 2015 PQ Full Date a_CYr 2015 Current Year a_PYr 2014 Prior Year 7999999 a_CQtrNetInc 5.9279999999999999 CQ Net Income 7999999 a_PQtrNetInc 4.6520000000000001 PQ Net Income 9999992 a_CQtrNetIncCom 5.7320000000000002 CQ Net Income to Common Stockholders 9999992 a_PQtrNetIncCom 4.4569999999999999 PQ Net Income to Common Stockholders 5799999 a_CNetIntInc 23.231000000000002 CQ Net Interest Income 5799999 a_PNetIntInc 24.645 PQ Net Interest Income 5809999 a_CQProv 0.16500000000000001 CQ Provision Cost of interest bearing deposits a_CQ_CostIntBearDeps 6.8796934733585564E-3 CQ Cost of Interest Bearing Deposits Cost of interest bearing deposits a_PQ_CostIntBearDeps 6.54517963379995E-3 PQ Cost of Interest Bearing Deposits Cost of total funds a_Cost_Of_Total_Funds_CQ 6.4046469275360288E-3 CQ Cost of Total Funds Cost of total funds a_Cost_Of_Total_Funds_PQ 6.2941260201030058E-3 PQ Cost of Total Funds 5809999 a_PQProv 2.5409999999999999 PQ Provision Diluted earnings per share a_CQEPS 0.3189070282330756 CQ Diluted EPS Diluted earnings per share a_PQEPS 0.2502109749029191 PQ Diluted EPS Return on average assets a_CQROA 1.5020682981696912E-2 CQ Return on Average Assets Return on average assets a_PQROA 1.2347404317062754E-2 PQ Return on Average Assets Return on average common equity a_CQROCE 9.00284124502541E-2 CQ Return on Average Common Equity Return on average common equity a_PQROCE 7.2697830172170172E-2 PQ Return on Average Common Equity Tangible common stockholders' equity to tangible assets a_TangibleCommonEquity_to_TangibleAssets 0.14504508825767878 CQ Tangible Common Equity to Tangible Assets Month_Num EOM Mont_ID Month Days YTD_Days Quarter QTR Text Year Net interest margin a_CQNim 6.453943023929222E-2 CQ Net Interest Margin 1 1/31/2015 1/2015 January 31 31 1 1st first 2015 Net interest margin a_PQNim 7.1999999999999995E-2 PQ Net Interest Margin 2 2/28/2015 2/2015 February 28 59 1 1st first 2015 a_CQ_NIM_Chg 74.605697607077744 CQ Net Interest Margin Change from PQ 3 3/31/2015 3/2015 March 31 90 1 1st first 2015 Adjusted Net interest margin a_CQNimAdj 6.1436271756382291E-2 CQ Net Interest Margin - Adjusted 4 4/30/2015 4/2015 April 30 120 2 2nd second 2015 Adjusted Net interest margin a_PQNimAdj 6.7780562435600544E-2 PQ Net Interest Margin - Adjusted 5 5/31/2015 5/2015 May 31 151 2 2nd second 2015 Yield on loans a_CQYld 8.3393056676373922E-2 CQ Yield on Loans 6 6/30/2015 6/2015 June 30 181 2 2nd second 2015 Yield on loans a_PQYld 9.4944990035923063E-2 PQ Yield on Loans 7 7/31/2015 7/2015 July 31 212 3 3rd third 2015 a_CQ_Yield_Chg 114.99999999999996 CQ Yield on Loans Change from PQ 8 8/31/2015 8/2015 August 31 243 3 3rd third 2015 Adjusted yield on loans a_CQYldAdj 7.959529152802923E-2 CQ Yield on Loans - Adjusted 9 9/30/2015 9/2015 September 30 273 3 3rd third 2015 Adjusted yield on loans a_PQYldAdj 8.9601558838512063E-2 PQ Yield on Loans - Adjusted 10 10/31/2015 10/2015 October 31 304 4 4th fourth 2015 1407999 a_CQALLL 11.544 CQ ALLL 11 11/30/2015 11/2015 November 30 334 4 4th fourth 2015 1407999 a_PQALLL 11.462 PQ ALLL 12 12/31/2015 12/2015 December 31 365 4 4th fourth 2015 ALLL to total loans a_CQResRat 9.7392982879454248E-3 CQ Reserve Ratio ALLL to total loans a_PQResRat 9.943791810209086E-3 PQ Reserve Ratio Net charge-offs (000's) a_CQNcos 8.3000000000000004E-2 CQ Net Charge Offs Net charge-offs (000's) a_PQNcos 0.36499999999999999 PQ Net Charge Offs Nonperforming assets to total assets a_CQNpaAsset 1.1220598179390419E-2 CQ NPAs to Total Assets Nonperforming assets to total assets a_PQNpaAsset 1.2602609499110353E-2 PQ NPAs to Total Assets a_CQ_NPAs_to_Assets_Chg 13.820113197199335 CQ NPAs to Total Assets Change from PQ Past due to total loans a_CQ_Past_Due_to_Total_Loans 2.137702619720502E-2 CQ Past Due to Total Loans 6999999 a_CQNonIntInc 6.298 CQ Noninterest Income 6999999 a_PQNonIntInc 4.7690000000000001 PQ Noninterest Income 7899999 a_CQNonIntExp 20.5 CQ Noninterest Expense 7899999 a_PQNonIntExp 19.600000000000001 PQ Noninterest Expense 1406999 a_CQLoan 1.1853009999999999 CQ Total Loans 1406999 a_PQLoan 1.152679 PQ Total Loans 1406999 1.005878 PY Total Loans a_CQ_Loan_Change 32.621999999999929 CQ Total Loans Dollar Change from PQ a_CQ_Loan___Change 2.8% CQ Total Loans Percent Change from PQ a_CY_Loan_Dollar_Change 179.42299999999989 CQ Total Loans Dollar Change from PY a_CY_Loan_Percent_Change 0.1783745146031625 CQ Total Loans Percent Change from PY 2199999 a_CQ_total_Deposits 1.2000360000000001 CQ Total Deposits 2199999 a_PQ_total_Deposits 1.1892590000000001 PQ Total Deposits a_CQ_total_Deposits_Change 10.777000000000037 CQ Total Deposits Dollar Change from PQ a_CQ_total_Deposits___Change .9% CQ Total Deposits Percent Change from PQ 2106999 a_CQ_NIB 0.167931 CQ NonInterest Bearing Deposits a_NIB_Pct_of_TotalDeposits 0.13993830185094447 CQ NonInterest Bearing Deposits as Percent of Total Deposits a_NonTimeDeposits_Pct_of_TotalDeps 0.4705408837734868 Non Time Deposits as Percent of Total Deposits TCF a_CQ_Commercial_Finance 497.75900000000001 CQ Commercial Finance TCF a_PQ_Commercial_Finance 467.65300000000002 PQ Commercial Finance a_CQ_Commercial_Finance_Change 30.105999999999995 CQ Commercial Finance Dollar Change from PQ a_CQ_Commercial_Finance___Change 6.4% CQ Commercial Finance Percent Change from PQ Net interest margin a_CYNim 6.5933731914670113E-2 CY Net Interest Margin 2Q15 2Q15 2Q15 1Q15 1Q15 1Q15 2Q15Balance 2Q15 2Q15Rate 1Q15Balance 1Q15 1Q15Rate September 30, 2015 June 30, 2015 Average Average Average Average (Dollars in thousands) Balance Interest Rate Balance Interest Rate Interest earning assets: Interest earning cash balances $96,566 $92 3.7797982726839674E-3 $,119,969 $110 3.6776899966557293E-3 $0 Hard Code Taxable securities ,154,254 598 1.5380476357177124E-2 ,153,073 609 1.5957695398223774E-2 0 Tax exempt securities 2,554 17 2.6407851281876678E-2 3,643 16 1.7616202079556456E-2 0 FHLB and FRB stock 6,959 51 2.9075579324865517E-2 5,288 50 3.792538777410185E-2 Loans 1,167,670 24,545 8.3396524330690516E-2 1,090,472 25,812 9.4942051104153394E-2 0 Total interest earning assets $1,428,003 $25,303 7.0298803415618213E-2 $1,372,445 $26,597 7.7730090987452843E-2 Non-interest earning assets: Other assets ,137,695 ,138,600 Total assets $1,565,698 $1,511,045 Interest bearing liabilities: Deposits: Interest bearing demand $,211,823 $32 5.9935191994793025E-4 $,239,033 $36 6.040822999150928E-4 Individual retirement accounts 57,227 177 1.2270925627231293E-2 55,778 168 1.2080859009755709E-2 Hard Code Money market ,116,375 66 2.2500350254518282E-3 ,116,517 66 2.2719884199324967E-3 Hard Code Savings 72,617 9 4.9171022954859662E-4 74,088 9 4.8724356304531225E-4 Certificates of deposit ,509,224 1,354 1.054908611158735E-2 ,485,533 1,263 1.0433645335907385E-2 Brokered deposits 50,002 126 9.9974261899089256E-3 50,002 125 1.0027071444614743E-2 Total deposits 1,017,268 1,764 6.8796799475355228E-3 1,020,951 1,667 6.5491083130519304E-3 0 Junior subordinated debentures 24,580 283 4.5678264407259347E-2 24,513 278 4.5488310082606981E-2 0 Short-term borrowings 69,778 25 1.4214334404639806E-3 28,862 7 9.7279894244761559E-4 0 Total interest bearing liabilities $1,111,626 $2,072 7.3949644778088094E-3 $1,074,326 $1,952 7.2877790814432014E-3 Non-interest bearing liabilities and equity: Non-interest bearing demand deposits ,171,887 ,170,240 Other liabilities 19,841 10,825 Total equity ,262,344 ,255,654 Total liabilities and equity $1,565,698 $1,511,045 Net interest income $23,231 $24,645 Interest spread 6.2903838937809403E-2 7.0442311906009636E-2 Net interest margin 6.4542208518682628E-2 7.202534467743639E-2 42277 42185 42094 42004 41912 41820 41729 41639 As of and For the Three Months Ended Key Metrics September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Performance ratios - annualized Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average tangible common equity (ROATCE) Return on average tangible common equity (ROATCE) (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.4999999999999997E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Net interest margin Net interest margin 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality(2) Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Per Share Amounts Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Net noninterest expense to average assets Unadjusted Net noninterest expense to average assets (1) 3.6104231415205072E-2 3.9462048685496381E-2 1.1534553084965307E-2 4.4371011654619083E-2 7.78224729002692E-3 3.9911035828657786E-2 3.9204150615991543E-2 3.5266000745935028E-2 42277 42185 42094 42004 41912 41820 41729 41639 41547 41455 41364 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, September 30, June 30, March 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2013 2013 2013 Noninterest bearing demand Non-interest bearing demand $,167,931 $,164,560 $,167,538 $,179,847.54459000003 $,154,749.83000999998 $,176,245 $,155,879 $,150,238 $17,986 $14,427 $12,048 Interest-bearing demand Interest bearing demand ,206,603 ,228,909 ,231,718 ,236,525 ,209,491.49296 ,248,992 ,209,170 ,199,826 0 0 0 Individual Retirement Accounts Individual retirement accounts 58,619 56,285 55,773 55,034 54,378 53,856 54,709 54,512 30,647 29,974 27,959 Money Market Money market ,117,888 ,116,019 ,120,001 ,117,514.46862 ,125,371 ,138,204 ,142,522 ,157,406 19,869 20,368 20,192 Savings Savings 72,244 73,016 74,236 70,407 72,012 73,207 73,011 69,336 0 0 0 Certificates of deposit Certificates of deposit ,526,732 ,500,451 ,474,413 ,455,901 ,439,603 ,367,731 ,356,844 ,354,940 ,215,221 ,197,218 ,163,185 Other brokered funds Brokered deposits 50,019 50,019 50,000 50,000 50,019 50,019 58,177 58,596 0 0 0 Total deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229.1321 $1,105,624.3229700001 $1,108,254 $1,050,312 $1,044,854 $,283,723 $,261,987 $,223,384 ,635,370 ,606,755 ,580,186 ,560,935 ,544,000 ,471,606 ,469,730 ,468,048 ,245,868 ,227,192 ,191,144 0.5294591162265132 0.51019584463939305 0.49433107348772537 0.48139463885706313 0.49202969643311734 0.42553963261129668 0.44722901385493075 0.44795540812400586 0.86657761267151412 0.86718806658345648 0.85567453353865985 $,564,666 $,582,504 $,593,493 $,604,294.1321 $,561,624.32296999998 $,636,648 $,580,582 $,576,806 $37,855 $34,795 $32,240 0.4705408837734868 0.4898041553606069 0.50566892651227469 0.51860536114293687 0.50797030356688255 0.57446036738870332 0.55277098614506925 0.5520445918759942 0.13342238732848588 0.13281193341654357 0.14432546646134012 Noninterest bearing demand/Total Deposits 0.13993830185094447 0.13837187694186043 0.14274601488141136 0.15434523389917304 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 6109999 Service charges on deposits 0 0 0 703 738 813 811 647 612 666 710 6112999 Card income 0 0 0 405 490 548 544 516 523 578 574 6308999 Fee income 231 279 324 355 398 421 448 553 422 502 542 6301999 Asset management fees 0 0 0 0 0 129 374 486 958 1,274 1,744 Other 214 50 393 1,045 983 722 1,008 1,519 1,635 1,749 1,020 6999999 Total non-interest income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 4,590 5799999 Net Interest income 6,054 7,143 8,128 17,358 18,855 19,881 20,395 21,329 19,725 24,645 23,231 6999999 Non-interest Income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 4,590 Total Revenue 6,499 7,472 8,845 19,866 21,464 22,514 23,580 25,050 23,875 29,414 27,821 Non-interest income as a % of total revenue 6.8% 4.4% 8.1% 0.12624584717607973 0.121552366753634 0.11694945367326996 0.13507209499575912 0.14854291417165669 0.17382198952879582 0.16213367784048413 0.16498328600697315 6206999 Net realized gains/(losses) & valuation adjustments on OREO 77 -96 87 86 -77 -,252 -11 -,242 26 52 -58 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6202999 Gain on branch sale 0 0 0 0 0 0 0 0 0 0 0 Q2 2014 Q3 2014 Q4 2014 Q1 2015* Q2 2015 Assets under management 400 1,016 1,079 1,700 1,700 Asset management fees 129 374 486 958 1,744 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 3Q15Rate 2Q15Rate 1Q15Rate 4Q14Rate 3Q14Rate 2Q14Rate 1Q14Rate 4Q13Rate 42277 42185 42094 42004 41912 41820 41729 41639 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Financial Highlights (Dollars in thousands): 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 1406999 Loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,878 $,977,139 $,939,517 ,800,667 ,881,099 2199999 Deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229 $1,105,624 $1,108,254 1,050,312 1,044,854 Net income available to common stockholders Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,839 Performance Ratios - Annualized: Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average common equity Return on average common equity (1) 9.00284124502541E-2 7.2697830172170172E-2 0.23950696235661378 4.3030320636307295E-2 0.26844139125477523 7.0491627172676583E-2 0.10095195420779574 0.11975036413659168 Return on average tangible common equity (ROATCE) Return on average tangible common equity (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Return on average total equity Return on average total equity 8.9644958032670377E-2 7.297961316737285E-2 0.23314715809012018 5.0226866463435771E-2 0.23163770107758885 7.176855796790331E-2 9.2610157663933046E-2 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Adjusted yield on loans Adjusted yield on loans (1) 7.959529152802923E-2 8.9601558838512063E-2 8.0397688995995198E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 0 Cost of interest bearing deposits Cost of interest bearing deposits 6.8796934733585564E-3 6.54517963379995E-3 6.3951498415804036E-3 6.0661803781625586E-3 5.6235418025325995E-3 4.9723382763107943E-3 4.9529505930945772E-3 5.4685335335321718E-3 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.5055583032907881E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Cost of total funds Cost of total funds 6.4046469275360288E-3 6.2941260201030058E-3 6.2858117383082562E-3 6.4875091454054106E-3 5.8729585528498511E-3 5.3177644688143901E-3 5.6330084733198548E-3 5.8716766893925267E-3 Net interest margin Net interest margin (1) 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Adjusted Net interest margin Adjusted net interest margin (1) 6.1436271756382291E-2 6.7780562435600544E-2 5.7604540171474206E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 1E-4 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality:(2) Past due to total loans Past due to total loans 2.137702619720502E-2 2.3286123022975173E-2 2.910264816369169E-2 2.5674809469935715E-2 2.6055249048497705E-2 2.8153827977567197E-2 2.9871344766301097E-2 2.781185769136045E-2 Nonperforming loans to total loans Non-performing loans to total loans 9.7392982879454248E-3 1.1234697604450155E-2 1.660889459249431E-2 1.6580834852735617E-2 1.7974533817604249E-2 1.5419625190390382E-2 1.3167771370619745E-2 1.4064253846616555E-2 Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to nonperforming loans ALLL to non-performing loans 1 0.88509652509652514 0.55277099827370679 0.53021000885162317 0.41677062208936683 0.43162835645751363 0.43924879066679312 0.29414138153647512 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital:(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Total equity to total assets Total equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.13045548662278719 0.1179212021529205 0.12657403141028015 0.1246637252258694 Total stockholders' equity to total assets Total stockholders' equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.11124118263514976 9.9516319157493802E-2 0.10576084231780417 0.10370720944357266 Tangible common stockholders' equity to tangible assets Tangible common stockholders' equity to tangible assets 0.14504508825767878 0.14512847387061648 0.14746313984770282 0.14004819764973347 8.3763721184769643E-2 7.211941675800243E-2 7.8503422152235103E-2 7.5679908200133011E-2 Per Share Amounts: Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Shares outstanding end of period Shares outstanding end of period 18,040,072 18,041,072 17,963,782.93 17,963,782.93 9,886,778 9,845,819 9,846,096 9,832,585 From Bloomberg Terminal: TBK Equity BKX Index CBNK Index Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price 42004 100 100 100 42004 1 1 1 42006 99.631 99.717200000000005 99.101799999999997 42006 0.99631000000000003 0.99717200000000006 0.99101799999999995 42009 99.483400000000003 96.781599999999997 96.858900000000006 42009 0.994834 0.96781600000000001 0.96858900000000003 42010 99.631 94.209500000000006 94.656899999999993 42010 0.99631000000000003 0.94209500000000002 0.94656899999999988 42011 98.745400000000004 95.017499999999998 95.339299999999994 42011 0.98745400000000005 0.95017499999999999 0.95339299999999993 42012 95.793400000000005 96.687299999999993 96.814800000000005 42012 0.95793400000000006 0.96687299999999998 0.96814800000000001 42013 95.2029 94.505799999999994 94.624700000000004 42013 0.95202900000000001 0.94505799999999995 0.94624700000000006 42016 95.572000000000003 93.522800000000004 93.753600000000006 42016 0.95572000000000001 0.93522800000000006 0.93753600000000004 42017 98.966800000000006 92.876400000000004 93.677599999999998 42017 0.9896680000000001 0.92876400000000003 0.93677599999999994 42018 100.369 91.045000000000002 92.442099999999996 42018 1.00369 0.91044999999999998 0.92442099999999994 42019 99.483400000000003 89.415599999999998 91.393600000000006 42019 0.994834 0.89415599999999995 0.91393600000000008 42020 101.1808 90.694900000000004 92.894800000000004 42020 1.011808 0.90694900000000001 0.928948 42024 97.786000000000001 90.008099999999999 92.057699999999997 42024 0.97786000000000006 0.90008100000000002 0.92057699999999998 42025 96.014799999999994 90.533299999999997 91.622 42025 0.96014799999999989 0.90533299999999994 0.91622000000000003 42026 97.417000000000002 93.792100000000005 94.703800000000001 42026 0.97416999999999998 0.937921 0.94703800000000005 42027 97.638400000000004 92.4589 93.790700000000001 42027 0.97638400000000003 0.92458899999999999 0.93790700000000005 42030 95.7196 93.24 94.498599999999996 42030 0.95719600000000005 0.9323999999999999 0.94498599999999999 42031 97.564599999999999 92.041499999999999 93.440100000000001 42031 0.97564600000000001 0.92041499999999998 0.93440100000000004 42032 95.3506 89.792599999999993 91.225800000000007 42032 0.95350599999999996 0.89792599999999989 0.91225800000000001 42033 96.383799999999994 91.166200000000003 92.512600000000006 42033 0.96383799999999997 0.91166200000000008 0.92512600000000011 42034 95.941000000000003 89.873400000000004 91.145099999999999 42034 0.95940999999999999 0.89873400000000003 0.91145100000000001 42037 95.7196 91.8125 93.389899999999997 42037 0.95719600000000005 0.91812499999999997 0.93389899999999992 42038 96.974199999999996 93.6036 95.110799999999998 42038 0.96974199999999999 0.93603599999999998 0.95110799999999995 42039 94.8339 93.091800000000006 94.530500000000004 42039 0.94833900000000004 0.93091800000000002 0.94530500000000006 42040 94.0959 94.344200000000001 96.232500000000002 42040 0.94095899999999999 0.943442 0.96232499999999999 42041 93.284099999999995 96.054400000000001 97.435400000000001 42041 0.93284099999999992 0.96054400000000006 0.97435400000000005 42044 89.077500000000001 95.435000000000002 96.289500000000004 42044 0.89077499999999998 0.95435000000000003 0.96289500000000006 42045 89.298900000000003 96.081299999999999 96.707599999999999 42045 0.89298900000000003 0.96081300000000003 0.96707600000000005 42046 91.143900000000002 95.717799999999997 96.164000000000001 42046 0.911439 0.95717799999999997 0.96164000000000005 42047 93.136499999999998 97.616500000000002 97.796999999999997 42047 0.931365 0.97616500000000006 0.97797000000000001 42048 96.162400000000005 97.683800000000005 98.111199999999997 42048 0.96162400000000003 0.9768380000000001 0.98111199999999998 42052 95.941000000000003 98.168599999999998 98.608900000000006 42052 0.95940999999999999 0.98168599999999995 0.9860890000000001 42053 95.129199999999997 96.795000000000002 97.297300000000007 42053 0.95129200000000003 0.96794999999999998 0.97297300000000009 42054 96.679000000000002 96.633499999999998 97.171499999999995 42054 0.96679000000000004 0.96633499999999994 0.971715 42055 95.793400000000005 97.535700000000006 97.670199999999994 42055 0.95793400000000006 0.97535700000000003 0.97670199999999996 42058 95.7196 97.091300000000004 97.437899999999999 42058 0.95719600000000005 0.97091300000000003 0.974379 42059 95.129199999999997 98.060900000000004 97.976500000000001 42059 0.95129200000000003 0.98060900000000006 0.979765 42060 94.8339 98.101299999999995 97.826499999999996 42060 0.94833900000000004 0.98101299999999991 0.97826499999999994 42061 94.8339 97.805000000000007 98.149500000000003 42061 0.94833900000000004 0.97805000000000009 0.98149500000000001 42062 93.431700000000006 97.347200000000001 97.707499999999996 42062 0.93431700000000006 0.973472 0.97707499999999992 42065 94.317300000000003 98.330200000000005 98.446299999999994 42065 0.94317300000000004 0.98330200000000001 0.98446299999999998 42066 95.867199999999997 98.222499999999997 98.065799999999996 42066 0.95867199999999997 0.98222500000000001 0.98065799999999992 42067 95.572000000000003 97.683800000000005 97.589699999999993 42067 0.95572000000000001 0.9768380000000001 0.9758969999999999 42068 96.0886 98.047399999999996 97.997299999999996 42068 0.96088600000000002 0.98047399999999996 0.97997299999999998 42069 95.2029 98.357100000000003 98.4512 42069 0.95202900000000001 0.98357099999999997 0.98451200000000005 42072 95.941000000000003 98.734200000000001 99.1584 42072 0.95940999999999999 0.98734200000000005 0.99158400000000002 42073 95.645799999999994 96.310299999999998 97.485399999999998 42073 0.95645799999999992 0.96310299999999993 0.974854 42074 95.572000000000003 97.185599999999994 98.141800000000003 42074 0.95572000000000001 0.97185599999999994 0.98141800000000001 42075 95.7196 99.649900000000002 100.49420000000001 42075 0.95719600000000005 0.99649900000000002 1.004942 42076 95.941000000000003 98.909199999999998 100.1326 42076 0.95940999999999999 0.98909199999999997 1.0013259999999999 42079 96.236199999999997 99.555599999999998 100.2607 42079 0.96236199999999994 0.995556 1.002607 42080 96.679000000000002 99.771100000000004 100.6194 42080 0.96679000000000004 0.99771100000000001 1.006194 42081 96.752799999999993 99.5017 100.0962 42081 0.96752799999999994 0.99501700000000004 1.0009619999999999 42082 96.236199999999997 98.303299999999993 99.693700000000007 42082 0.96236199999999994 0.98303299999999993 0.99693700000000007 42083 94.612499999999997 99.528700000000001 100.9551 42083 0.94612499999999999 0.99528700000000003 1.0095510000000001 42086 97.269400000000005 98.801500000000004 100.50149999999999 42086 0.97269400000000006 0.98801500000000009 1.005015 42087 97.786000000000001 97.899299999999997 100.262 42087 0.97786000000000006 0.978993 1.0026200000000001 42088 96.0886 96.283299999999997 98.667299999999997 42088 0.96088600000000002 0.96283299999999994 0.98667300000000002 42089 95.3506 96.552599999999998 99.225300000000004 42089 0.95350599999999996 0.965526 0.99225300000000005 42090 96.162400000000005 96.134200000000007 98.996899999999997 42090 0.96162400000000003 0.96134200000000003 0.98996899999999999 42093 96.974199999999996 97.545599999999993 100.42829999999999 42093 0.96974199999999999 0.97545599999999988 1.004283 42094 100.81180000000001 97.177400000000006 100.1534 42094 1.0081180000000001 0.97177400000000003 1.0015340000000001 42095 99.631 96.889099999999999 100.0741 42095 0.99631000000000003 0.96889099999999995 1.0007410000000001 42096 100.5904 97.629300000000001 100.55459999999999 42096 1.0059040000000001 0.97629299999999997 1.0055459999999998 42100 98.597800000000007 97.295299999999997 100.03100000000001 42100 0.98597800000000002 0.97295299999999996 1.00031 42101 99.335800000000006 97.525700000000001 100.1095 42101 0.99335800000000007 0.97525700000000004 1.0010950000000001 42102 99.040599999999998 97.709100000000007 100.1718 42102 0.99040600000000001 0.97709100000000004 1.0017180000000001 42103 99.114400000000003 98.119500000000002 100.0823 42103 0.99114400000000002 0.98119500000000004 1.000823 42104 99.040599999999998 98.009 100.11620000000001 42104 0.99040600000000001 0.98009000000000002 1.0011620000000001 42107 98.671599999999998 98.662099999999995 100.9178 42107 0.98671599999999993 0.98662099999999997 1.0091779999999999 42108 99.262 98.363600000000005 100.3921 42108 0.99262000000000006 0.98363600000000007 1.0039210000000001 42109 98.966800000000006 99.111800000000002 101.49720000000001 42109 0.9896680000000001 0.99111800000000005 1.014972 42110 98.966800000000006 99.240399999999994 101.4238 42110 0.9896680000000001 0.99240399999999995 1.014238 42111 98.893000000000001 97.882099999999994 99.788300000000007 42111 0.98892999999999998 0.97882099999999994 0.99788300000000008 42114 100 98.266199999999998 100.67489999999999 42114 1 0.98266199999999992 1.0067489999999999 42115 99.040599999999998 97.968299999999999 100.92489999999999 42115 0.99040600000000001 0.97968299999999997 1.0092489999999998 42116 97.564599999999999 98.944900000000004 101.3377 42116 0.97564600000000001 0.98944900000000002 1.013377 42117 97.786000000000001 98.697400000000002 101.2188 42117 0.97786000000000006 0.98697400000000002 1.0121880000000001 42118 97.417000000000002 98.005700000000004 100.68859999999999 42118 0.97416999999999998 0.98005700000000007 1.0068859999999999 42121 97.712199999999996 97.747900000000001 100.0492 42121 0.97712199999999994 0.97747899999999999 1.0004919999999999 42122 98.228800000000007 98.680599999999998 101.3798 42122 0.98228800000000005 0.98680599999999996 1.013798 42123 102.50920000000001 99.599000000000004 101.4991 42123 1.0250920000000001 0.99599000000000004 1.014991 42124 99.040599999999998 99.238900000000001 100.25190000000001 42124 0.99040600000000001 0.99238899999999997 1.0025190000000002 42125 97.859800000000007 99.590100000000007 99.841099999999997 42125 0.97859800000000008 0.99590100000000004 0.99841099999999994 42128 96.531400000000005 100.9713 100.80159999999999 42128 0.96531400000000001 1.0097130000000001 1.008016 42129 96.900400000000005 100.4706 100.3135 42129 0.96900400000000009 1.0047060000000001 1.0031350000000001 42130 97.786000000000001 100.0625 100.7561 42130 0.97786000000000006 1.0006250000000001 1.0075609999999999 42131 97.048000000000002 99.922399999999996 100.5057 42131 0.97048000000000001 0.999224 1.0050570000000001 42132 97.638400000000004 101.12009999999999 100.9996 42132 0.97638400000000003 1.011201 1.0099960000000001 42135 99.040599999999998 101.24469999999999 101.5132 42135 0.99040600000000001 1.0124469999999999 1.0151319999999999 42136 97.490799999999993 101.30500000000001 101.7735 42136 0.97490799999999989 1.01305 1.0177350000000001 42137 99.852400000000003 101.839 102.14279999999999 42137 0.99852400000000008 1.0183899999999999 1.021428 42138 98.819199999999995 102.2375 102.717 42138 0.98819199999999996 1.022375 1.0271699999999999 42139 97.048000000000002 101.1692 101.47110000000001 42139 0.97048000000000001 1.011692 1.0147110000000001 42142 97.048000000000002 102.2654 102.9122 42142 0.97048000000000001 1.022654 1.0291220000000001 42143 97.121799999999993 103.5633 103.7788 42143 0.97121799999999991 1.035633 1.0377879999999999 42144 95.645799999999994 102.77719999999999 103.31480000000001 42144 0.95645799999999992 1.0277719999999999 1.033148 42145 94.760099999999994 102.678 103.0945 42145 0.94760099999999992 1.02678 1.030945 42146 95.424400000000006 102.52589999999999 102.66 42146 0.95424400000000009 1.0252589999999999 1.0266 42150 93.062700000000007 101.8051 101.92919999999999 42150 0.93062700000000009 1.018051 1.0192919999999999 42151 92.915099999999995 102.81610000000001 102.97329999999999 42151 0.92915099999999995 1.0281610000000001 1.029733 42152 92.177099999999996 102.65170000000001 102.9957 42152 0.92177100000000001 1.0265170000000001 1.029957 42153 91.734300000000005 101.6841 102.2623 42153 0.91734300000000002 1.0168410000000001 1.0226230000000001 42156 91.143900000000002 101.30249999999999 101.9074 42156 0.911439 1.0130249999999998 1.019074 42157 91.808099999999996 102.2043 103.0565 42157 0.91808099999999992 1.022043 1.030565 42158 93.726900000000001 103.5569 104.40009999999999 42158 0.93726900000000002 1.035569 1.044001 42159 93.726900000000001 102.68429999999999 103.6045 42159 0.93726900000000002 1.026843 1.0360450000000001 42160 93.726900000000001 104.4829 105.3344 42160 0.93726900000000002 1.044829 1.0533440000000001 42163 94.317300000000003 104.09310000000001 105.3869 42163 0.94317300000000004 1.0409310000000001 1.0538689999999999 42164 94.4649 105.003 106.2274 42164 0.94464899999999996 1.05003 1.0622739999999999 42165 95.498199999999997 106.3977 107.6245 42165 0.954982 1.063977 1.0762449999999999 42166 94.4649 106.2711 107.52760000000001 42166 0.94464899999999996 1.062711 1.0752760000000001 42167 94.243499999999997 106.16379999999999 107.4456 42167 0.94243500000000002 1.0616379999999999 1.0744560000000001 42170 97.786000000000001 105.8468 107.2599 42170 0.97786000000000006 1.058468 1.0725990000000001 42171 101.845 106.4285 108.2393 42171 1.0184500000000001 1.0642849999999999 1.0823929999999999 42172 100.738 105.5925 106.70659999999999 42172 1.0073799999999999 1.055925 1.0670659999999998 42173 98.597800000000007 106.1635 107.58969999999999 42173 0.98597800000000002 1.0616349999999999 1.0758969999999999 42174 94.022099999999995 105.2615 107.5337 42174 0.94022099999999997 1.0526150000000001 1.075337 42177 95.867199999999997 106.5652 108.92749999999999 42177 0.95867199999999997 1.065652 1.089275 42178 96.531400000000005 107.28700000000001 109.8197 42178 0.96531400000000001 1.07287 1.0981969999999999 42179 96.236199999999997 106.40860000000001 109.2371 42179 0.96236199999999994 1.0640860000000001 1.092371 42180 97.933599999999998 105.7634 109.512 42180 0.97933599999999998 1.057634 1.0951200000000001 42181 100.07380000000001 106.104 109.8964 42181 1.0007380000000001 1.06104 1.0989640000000001 42184 98.450199999999995 103.4525 107.38209999999999 42184 0.98450199999999999 1.0345249999999999 1.0738209999999999 42185 97.048000000000002 103.9457 107.7329 42185 0.97048000000000001 1.0394570000000001 1.077329 42186 98.376400000000004 105.1163 108.9936 42186 0.98376400000000008 1.0511629999999998 1.089936 42187 97.712199999999996 104.1763 107.5515 42187 0.97712199999999994 1.041763 1.075515 42191 94.8339 103.7567 107.6024 42191 0.94833900000000004 1.0375669999999999 1.0760240000000001 42192 94.760099999999994 102.937 106.38760000000001 42192 0.94760099999999992 1.0293699999999999 1.063876 42193 93.284099999999995 100.9068 105.5886 42193 0.93284099999999992 1.0090680000000001 1.0558860000000001 42194 94.0959 102.0159 106.7363 42194 0.94095899999999999 1.020159 1.0673630000000001 42195 95.867199999999997 103.3796 108.0359 42195 0.95867199999999997 1.0337959999999999 1.0803590000000001 42198 95.867199999999997 104.565 108.84820000000001 42198 0.95867199999999997 1.04565 1.0884819999999999 42199 96.679000000000002 105.09050000000001 109.1341 42199 0.96679000000000004 1.050905 1.0913410000000001 42200 97.638400000000004 106.32940000000001 109.58159999999999 42200 0.97638400000000003 1.063294 1.0958159999999999 42201 98.450199999999995 107.3604 109.8823 42201 0.98450199999999999 1.073604 1.0988230000000001 42202 98.524000000000001 106.65219999999999 109.1409 42202 0.98524 1.066522 1.0914090000000001 42205 96.383799999999994 107.0778 109.62009999999999 42205 0.96383799999999997 1.070778 1.096201 42206 94.907700000000006 107.0703 109.188 42206 0.94907700000000006 1.070703 1.09188 42207 94.391099999999994 108.286 110.34529999999999 42207 0.94391099999999994 1.0828599999999999 1.103453 42208 93.505499999999998 107.3897 108.9024 42208 0.93505499999999997 1.0738970000000001 1.089024 42209 92.398499999999999 105.5856 107.9978 42209 0.92398499999999995 1.0558559999999999 1.0799779999999999 42212 98.302599999999998 104.4666 107.2154 42212 0.98302599999999996 1.0446660000000001 1.0721540000000001 42213 102.6568 104.9336 107.1979 42213 1.0265680000000001 1.049336 1.071979 42214 98.671599999999998 105.78579999999999 107.4425 42214 0.98671599999999993 1.057858 1.074425 42215 101.9926 106.1905 107.8991 42215 1.0199259999999999 1.0619050000000001 1.078991 42216 103.7638 105.4629 107.7518 42216 1.0376380000000001 1.054629 1.077518 42219 105.1661 105.2814 107.83580000000001 42219 1.051661 1.0528140000000001 1.0783580000000001 42220 104.5018 105.5553 108.16030000000001 42220 1.045018 1.055553 1.0816030000000001 42221 104.059 106.10760000000001 109.04 42221 1.0405899999999999 1.0610760000000001 1.0904 42222 103.7638 105.6662 108.3524 42222 1.0376380000000001 1.056662 1.0835239999999999 42223 104.72320000000001 105.331 107.80029999999999 42223 1.0472320000000002 1.05331 1.0780029999999998 42226 105.3137 107.0902 109.28619999999999 42226 1.053137 1.070902 1.092862 42227 106.4945 105.45050000000001 107.988 42227 1.064945 1.054505 1.07988 42228 104.6494 103.7811 106.1237 42228 1.046494 1.037811 1.061237 42229 103.3948 104.3416 106.55800000000001 42229 1.0339480000000001 1.0434159999999999 1.06558 42230 105.46129999999999 105.361 107.967 42230 1.054613 1.0536099999999999 1.0796699999999999 42233 107.0111 105.4391 108.1735 42233 1.070111 1.0543909999999999 1.0817350000000001 42234 105.7565 105.5442 107.99039999999999 42234 1.0575650000000001 1.055442 1.079904 42235 104.428 104.41759999999999 106.77030000000001 42235 1.0442799999999999 1.044176 1.0677030000000001 42236 102.952 101.4209 104.19280000000001 42236 1.02952 1.0142090000000001 1.041928 42237 104.1328 98.289000000000001 103.2311 42237 1.041328 0.98289000000000004 1.032311 42240 103.1734 92.941000000000003 98.603800000000007 42240 1.0317339999999999 0.92941000000000007 0.98603800000000008 42241 104.428 91.337299999999999 97.3 42241 1.0442799999999999 0.91337299999999999 0.97299999999999998 42242 105.5351 95.427899999999994 100.1972 42242 1.0553509999999999 0.95427899999999999 1.0019719999999999 42243 104.94459999999999 98.138300000000001 101.8154 42243 1.0494459999999999 0.98138300000000001 1.018154 42244 104.94459999999999 97.975200000000001 101.9832 42244 1.0494459999999999 0.97975199999999996 1.0198320000000001 42247 106.7897 97.717100000000002 102.7025 42247 1.0678969999999999 0.97717100000000001 1.0270250000000001 42248 105.23990000000001 93.528199999999998 99.182900000000004 42248 1.0523990000000001 0.93528199999999995 0.99182900000000007 42249 107.30629999999999 95.104500000000002 100.5371 42249 1.0730629999999999 0.95104500000000003 1.005371 42250 107.1587 95.943200000000004 101.0766 42250 1.0715870000000001 0.95943200000000006 1.0107660000000001 42251 106.4207 94.263499999999993 100.5269 42251 1.0642069999999999 0.94263499999999989 1.005269 42255 108.3395 96.871300000000005 102.9735 42255 1.0833950000000001 0.96871300000000005 1.0297350000000001 42256 107.7491 95.666200000000003 102.3105 42256 1.077491 0.95666200000000001 1.0231050000000002 42257 110.99630000000001 96.284400000000005 103.1366 42257 1.109963 0.96284400000000003 1.031366 42258 111.4391 96.162899999999993 103.2401 42258 1.1143909999999999 0.96162899999999996 1.0324009999999999 42261 115.941 96.259600000000006 103.5234 42261 1.1594100000000001 0.96259600000000001 1.035234 42262 120 97.783299999999997 104.69029999999999 42262 1.2 0.97783299999999995 1.0469029999999999 42263 120.8856 98.135300000000001 104.8801 42263 1.2088559999999999 0.98135300000000003 1.0488010000000001 42264 118.8192 95.883600000000001 102.9414 42264 1.1881919999999999 0.95883600000000002 1.0294140000000001 42265 122.583 93.564499999999995 101.16970000000001 42265 1.22583 0.93564499999999995 1.0116970000000001 42268 122.3616 94.703500000000005 102.4931 42268 1.223616 0.94703500000000007 1.024931 42269 123.83759999999999 93.487899999999996 101.7002 42269 1.2383759999999999 0.93487900000000002 1.017002 42270 122.87820000000001 93.570099999999996 102.3819 42270 1.228782 0.935701 1.023819 42271 123.1734 93.056600000000003 103.02379999999999 42271 1.2317340000000001 0.930566 1.030238 42272 122.50920000000001 94.913799999999995 103.55410000000001 42272 1.2250920000000001 0.94913799999999993 1.035541 42275 122.87820000000001 92.403000000000006 102.2034 42275 1.228782 0.92403000000000002 1.0220340000000001 42276 122.14019999999999 92.697900000000004 102.2675 42276 1.2214019999999999 0.926979 1.022675 42277 123.98520000000001 94.016000000000005 103.52760000000001 42277 1.239852 0.94016000000000011 1.0352760000000001 42277 42185 42094 42004 41912 41820 41729 41639 Loans September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 Commercial real estate $,247,175 $,234,090 $,236,659 $,249,164 $,261,836 $,265,129 $,268,863 $,331,462 $13,085 Construction, land development, land 52,446 46,743 52,203 42,914 45,996 43,040 39,230 37,626 $5,703 1-4 family residential properties 77,043 75,588 73,605 78,738 80,419 81,187 79,542 91,301 $1,455 Farmland 25,784 25,701 24,805 22,496 20,059 19,644 20,114 20,294 $83 Commercial ,468,055 ,454,161 ,371,614 ,364,566.5 ,340,316 ,328,361 ,234,986 ,255,655 $13,894 Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 Consumer 10,632 10,993 11,201 11,941 12,527 13,525 13,515 13,878 $-,361 Mortgage warehouse ,102,363 ,105,687 69,907 55,148 46,874 32,359 14,886 13,513 $-3,324 -3.1% Total loans $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 $32,622 2.8% $,179,423.5 0.17837510034770634 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 equip Equipment* $,143,483 $,138,018 $,118,273 $,106,354 $94,459.5 $71,198 $58,737.422149999991 $48,978.417549999998 $5,465 3.9596284542595894 Asset based lending (General)* 85,641 64,836 36,511 46,388 50,046.1 48,699.38659999998 39,643.64040000005 30,826.65713 $20,805 Asset based lending (Healthcare)* 66,832 65,083 59,572 41,770 40,885 45,751 0 0 $1,749 ABC Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 TCF Commercial finance $,497,759 $,467,653 $,385,808 $,375,422 $,354,502.6 $,321,920.3865999996 $,227,911.48619 $,197,175.7467999999 $30,106 6.4% $,111,951 0.29017283208227929 0.25821460605370899 Total loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 Commercial finance as a % of total 0.41994311993324901 0.40570965550686705 0.3814420146997467 0.37322835037069624 0.36279649057094226 0.34264418702375793 0.28465202910823101 0.22378311027478182 Community banking as a % of total 0.58005688006675094 0.59429034449313289 0.6185579853002533 0.62677164962930376 0.63720350942905779 0.65735581297624202 0.71534797089176894 0.77621688972521818 *TCF abbreviated Triumph Commercial Finance. THF abbreviated Triumph Health Care Finance ABL ,152,473 ,129,919 96,083 88,158 90,931.1 94,450.38659999991 39,643.64040000005 30,826.65713 $22,554 0.17360047414158053 $30,106 $81,845 6.4% 0.21213919877244639 91 91 365 365 0.25821460605370899 0.85088799507629598 ,172,099 ,186,224 BegBal Prov CO Rec EndBal (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance CRE Commercial real estate $385.78817982433196 $164.0521328953597 $-18.406470000000002 $0.76265000000000027 $532.59649271969158 constr Construction, land development, land 339.86845387216385 -19.563314057121701 0 12.571809999999999 333.27694981504214 1-4fam 1-4 family residential properties 182.28786331615527 176.45496121205952 -,144.87037999999993 2.1677299999999988 215.04017452821486 farm Farmland 12.796907360000001 5.8012048199999988 0 0 18.99811218 C&I Commercial 3,057.4738511739374 945.09904787984544 -1 1.5641500000000046 4,003.1370490537824 Fact Factored receivables 3,137.1218754499996 437.64657819999968 -,124.84399999999999 12.418000000000003 3,461.5424536499995 cons Consumer 86.723048132492011 81.950120986337794 -78.904239999999845 50.024059999999977 139.99298911882994 Mort Mortgage warehouse 118.0760981 19.900531300000019 0 0 138.37662940000001 Total Loans $7,320.1362772290804 $1,811.3412632364805 $-,368.2508999999975 $79.50839999999998 $8,842.9608504655607 (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance Equip Equipment* $990.08908425926916 $262.81430401193325 $0 $0 $1,253.3033882712025 ABL Asset based lending (General)* 955.17220410000004 92.470227699999924 0 0 1,047.1424317999999 ABLH Asset based lending (Healthcare)* 342.18 16.400174999999933 0 0 358.08017499999994 Fact Factored receivables 3,136.6218754499996 437.64657819999968 -,124.84399999999999 11.618000000000002 3,461.5424536499995 Commercial finance $5,424.631638092691 $809.3312849119327 $-,124.84399999999999 $11.618000000000002 $6,120.68448721202 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Non-interest bearing demand $12,048 $14,427 $17,986 $,150,238 $,155,879 $,176,245 $,154,749.83000999998 $,179,847.54459000003 $,167,538 $,164,560 $,167,931 Interest bearing deposits 48,151 50,342 50,516 ,481,080 ,479,412 ,514,259 ,461,252 ,479,480 ,481,728 ,474,229 ,455,354 Certificates of deposit ,163,185 ,197,218 ,215,221 ,354,940 ,356,844 ,367,731 ,439,603 ,455,901 ,474,413 ,500,451 ,526,732 Other brokered funds Brokered deposits 0 0 0 58,596 58,177 50,019 50,019 50,000 50,000 50,019 50,019 Total deposits ,223,384 ,261,987 ,283,723 1,044,854 1,050,312 1,108,254 1,105,623.8300099999 1,165,228.5445900001 1,173,679 1,189,259 1,200,036 Interest-bearing demand 0 0 0 ,199,826 ,209,170 ,248,992 ,209,491.49296 ,236,524.32788 ,231,718 ,228,909 ,206,603 Individual retirement accounts 27,959 29,974 30,647 54,512 54,709 53,856 53,010.99260000003 53,688.661569999997 55,773 56,285 58,619 Money market 20,192 20,368 19,869 ,157,406 ,142,522 ,138,204 ,125,369.75075000001 ,117,514.46862 ,120,001 ,116,019 ,117,888 Savings 0 0 0 69,336 73,011 73,207 73,303.316600000006 71,689.613289999994 74,236 73,016 72,244 Summary of fair values of assets acquired, liabilities assumed, consideration paid, and the resulting goodwill: Acquisition Summary (Dollars in thousands) Summary of Fair Values (Dollars in thousands) Fair value of net assets acquired: Cash $8,273.1309999999994 Equity of DMI (fair value of net DMI assets) $,146,454.85 Source Doral Money, Inc. Accounting Memo CLO securities 98,315.937000000005 CLO management contracts 1,918 SNC loans 36,764.720999999998 Fair value of net assets acquired ,148,372.85 Prepaid income tax 3,014.2130000000002 Other assets/liabilities 87.063000000000002 Consideration Transferred: Fair value of DMI net assets $,146,455.6499999997 Cash paid at closing ,133,262.51999999999 Fair value of CLO contracts 1,917.7850000000001 Sales price adjustment 2,601 Net fair value of acquired assets $,148,372.84999999998 Consideration Transferred ,135,864.17199999999 Consideration transferred -,135,864.17199999999 Bargain purchase gain, nontaxable $12,508.677999999985 Bargain purchase gain: $12,508.678 Transaction costs, net of tax -,157.93799999999999 Incremental bonus, net of tax -1,137.5 Escrow recovery from Doral Healthcare, net of tax 195 Net contribution of acquisition $11,408.239999999985 A B A + B C A + B + C ($ in thousands) Non-Accrual Loans Restructured Loans Non-Performing Loans Other Real Estate Owned Non-Performing Assets TCB Quarterly Reports and Loans TSB Commercial real estate $1,995.4237699999999 $0 $1,995.4237699999999 $4,069 $6,064.4237699999994 Construction, land development, land 0 0 0 3,905 3,905 1-4 family residential properties 637.99248999999998 0 637.99248999999998 449 1,086.9924900000001 Farmland 0 0 0 0 0 Commercial 6,250.3588499999996 0 6,250.3588499999996 0 6,250.3588499999996 Factored receivables 650.70261199999993 0 650.70261199999993 0 650.70261199999993 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 PCI 6,205.8971299999994 0 6,205.8971299999994 0 6,205.8971299999994 Community Banking $15,740.374851999997 $0 $15,740.374851999997 $8,423 $24,163.374852000001 TCF equipment $839.68677000000002 $0 $839.68677000000002 $0 $839.68677000000002 TCF asset based lending 0 0 0 0 THF asset based lending 98.353589999999855 0 98.353589999999855 0 98.353589999999855 Factored receivables 0 0 0 0 Commercial finance $938.04035999999985 $0 $938.04035999999985 $0 $938.04035999999985 Total loans $16,678.415211999996 $8,423 $25,101.415212 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Community Banking 131.38499999999999 145.125 126.494 683.92392532000008 572.75551381000002 617.59696134000001 622.63633463000008 630.4559999999999 625.63800000000003 685.02599999999995 687.54200000000003 Equipment 15.093999999999999 20.239999999999998 22.992999999999999 48.978417549999996 58.737422149999993 71.197999999999993 94.459500000000006 106.354 118.273 138.018 143.483 Asset based lending (Healthcare) 0 0 0 0 0 45.750999999999998 40.884999999999998 41.77 59.572000000000003 65.082999999999998 66.831999999999994 Asset based lending (General) 5.5289999999999999 4.8449999999999998 12.436999999999999 30.826657130000001 39.643064040000006 48.699038659999999 50.046099999999996 46.387999999999998 36.511000000000003 64.835999999999999 85.641000000000005 Factored receivables 81.5 98.576999999999998 103.46899999999999 117.37 129.53100000000001 156.27199999999999 169.11199999999999 180.91 171.452 199.71600000000001 201.803 Q3 2015 Commercial Finance Products $497.75900000000001 Community Banking $687.54200000000003 Q3 2015 % of Total % of Commercial Finance Equipment $143.483 0.12105195220454552 0.28825797223154176 Asset based lending (Healthcare) $66.831999999999994 5.6% 0.13426577922247512 Asset based lending (General) $85.641000000000005 7.2% 0.1720531421832654 Factored receivables $201.803 0.17025464417898914 0.40542310636271767 Real Estate & Farmland $402.44799999999998 Commercial Real Estate $247.17500000000001 Commercial $172.09899999999999 Construction, Land Development, Land $52.445999999999998 Consumer $10.632 1-4 Family Residential Properties $77.043000000000006 Mortgage Warehouse $102.363 Farmland $25.783999999999999 Commercial $172.09899999999999 Consumer $10.632 Mortgage Warehouse $102.363 42277 % of Total % of Community Banking Commercial Real Estate $247.17500000000001 0.20853352861425076 0.35950531022104831 Construction, Land Development, Land $52.445999999999998 4.4% 7.6% 1-4 Family Residential Properties $77.043000000000006 6.5% 0.11205569986997159 Farmland $25.783999999999999 2.2% 3.8% Commercial $172.09899999999999 0.14519434304029102 0.25031052648420021 Consumer $10.632 .9% 1.5% Mortgage Warehouse $102.363 8.6% 0.14888254099385928 REAL ESTATE Commercial Real Estate $247.17500000000001 Construction, Land & Development $52.445999999999998 1-4 Family Residential $77.043000000000006 Farmland $25.783999999999999 COMMERCIAL $172.09899999999999 CONSUMER $10.632 MORTGAGE WAREHOUSE $102.363 FACTORED RECEIVABLES $201.803 EQUIPMENT FINANCE $143.483 HEALTHCARE ASSET $66.831999999999994 BASED LENDING ASSET BASED LENDING $85.641000000000005 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs (000's) Net Chargeoffs (NCOs) 91 6 1,456 140 -61 125 308.65942000000001 287.60610999999989 202 365 83 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets (000's) Non-performing Assets (NPAs) 15.756 14.305999999999999 13.907999999999999 26.175000000000001 24.117999999999999 25.59 27.582776999999997 25.100643000000002 23.790315620000001 19.272653999999999 17.744960858573311 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42185YTD 42094YTD 42004YTD 41912YTD 41820YTD 41729YTD 41639YTD 42277 42185 42094 42004 41912 41820 41729 41639 42185 42094 42004 41912 41820 41729 41639 QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, June 30, March, 31, December 31, September 30, June 30, March 31, December 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2015 2015 2014 2014 2014 2014 2013 Interest income: InterestFeesLoans Loans, including fees $15,716 $17,158 $13,239 $14,138 $13,706 $13,860 $14,376 $12,906 $14,234 $13,239 $56,080 $41,942 $28,236 $14,376 $23,262 4406999 Factored receivables, including fees 8,829 8,654 7,509 8,367 7,681 6,838 5,272 5,205 16,163 7,509 28,158 19,791 12,110 5,272 17,938 4209999 Taxable securities 649 659 678 644 666 663 657 618 1,337 678 2,630 1,986 1,319 657 1,225 4208999 Tax exempt securities 17 16 12 14 15 15 16 39 28 12 60 46 31 16 39 4109999 Cash deposits 92 110 141 117 50 77 58 74 251 141 302 185 135 58 166 4999999 Total interest income 25,303 26,597 21,579 23,280 22,118 21,453 20,379 18,842 32,013 21,579 87,230 63,950 41,831 20,379 42,630 Interest expense: 5109999 Deposits 1,764 1,667 1,570 1,498 1,289 1,141 1,108 1,103 3,237 1,570 5,036 3,538 2,249 1,108 3,560 5201699 Senior secured note 0 0 0 173 134 137 140 123 0 0 584 411 276 140 123 5201999 Junior subordinated debentures 283 278 272 276 276 272 271 247 550 272 1,095 819 543 271 247 Other borrowings 25 7 12 4 24 22 5 11 19 12 55 51 28 5 3 5709999 Total interest expense 2,072 1,952 1,854 1,951 1,723 1,572 1,524 1,484 3,806 1,854 6,770 4,819 3,096 1,524 3,947 5799999 Net interest income 23,231 24,645 19,725 21,329 20,395 19,881 18,855 17,358 28,207 19,725 80,460 59,131 38,735 18,855 38,683 5809999 Provision for loan losses 165 2,541 645 1,811 1,375 1,747 925 1,057 3,186 645 5,858 4,047 2,672 925 3,412 5999999 Net interest income after provision for loan losses 23,066 22,104 19,080 19,518 19,020 18,134 17,930 16,301 25,021 19,080 74,602 55,084 36,063 17,930 35,271 Non-interest income: 6109999 Service charges on deposits 710 666 612 647 811 813 738 703 1,278 612 3,009 2,363 1,552 738 703 6112999 Card income 574 578 523 516 544 548 490 405 1,101 523 2,098 1,582 1,037 490 405 6206999 Net OREO gains/(losses) and valuation adjustments -58 52 26 -,242 -11 -,252 -77 86 78 26 -,582 -,340 -,329 -77 154 6201000 Net gains on sale of securities 15 242 0 61.62196999999999 9.5398499999999995 0 16.29447 0 242.32840999999999 0 88.456289999999996 25.834319999999998 16.29447 16.29447 -0.58610000000000007 6207999 Net gains on sale of loans 363 491 542 437 484 319 255 494 1,033 542 1,495 1,058 575 255 846 6308999 Fee income 542 502 422 553 448 421 398 355 924 422 1,820 1,267 819 398 1,189 6202999 Gain on branch sale 0 0 0 0 12,619 0 0 0 0 0 12,619 12,619 0 0 0 6306999 Bargain purchase gain 1,708 0 12,509 0 0 0 0 9,014 12,509 12,509 0 0 0 0 9,014 6301999 Asset management fees 1,744 1,274 958 486 374 129 0 0 2,232 958 989 503 129 0 0 Other 700 964 1,067 1,262.3780299999999 525.46014999999898 655 788.70552999999995 465 2,030.6715899999981 1,067 3,230.5437099999981 1,968.1656799999982 1,443.7055300000002 788.70552999999995 702.58610000000044 6999999 Total non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 11,522 21,428 16,659 24,767 21,046 5,243 2,609 13,013 Non-interest expense: 7199999 Salaries and employee benefits 12,416 12,042 13,269 12,752 11,032 9,471 8,876 8,322 25,311 13,269 42,131 29,379 18,347 8,876 20,737 7299999 Occupancy, furniture and equipment 1,575 1,555 1,572 1,429 1,319 1,336 1,390 1,119 3,127 1,572 5,474 4,044 2,725 1,390 2,465 7401999 FDIC insurance and other regulatory assessments 252 271 263 221 280 280 261 283 534 263 1,042 821 541 261 499 7403999 Professional fees 1,344 852 1,327 1,146 1,043 793 592 1,455 2,179 1,327 3,574 2,428 1,385 592 2,460 7801999 Amortization of intangible assets 1,179 895 764 727 746 724 726 620 1,659 764 2,923 2,196 1,451 726 620 7701999 Advertising and promotion 618 526 543 366 1,102 683 443 222 1,069 543 2,594 2,228 1,126 443 682 7602999 Communications and technology 951 927 886 961 954 945 888 754 1,813 886 3,748 2,787 1,834 888 1,412 Other 2,210 2,567 2,159 2,083 1,985 1,928 1,720 1,882 4,726 2,159 7,716 5,634 3,647 1,720 3,616 7899999 Total non-interest expense 20,545 19,635 20,783 19,685 18,461 16,160 14,896 14,657 40,418 20,783 69,202 49,517 31,056 14,896 32,724 7909999 Net income before income tax 8,819 7,238 14,956 3,554 16,363 4,607 5,643 13,166 6,031 14,956 30,167 26,613 10,250 5,643 48,284 7919999 Income tax expense 2,891 2,586 912 747 6,089 1,626 1,916 1,449 3,498 912 10,378 9,631 3,541 1,916 2,133 7999999 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,981 $3,727 $11,717 $2,533 $14,044 $19,789 $16,982 $6,709 $3,727 $13,427 9999991 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 -,696 -,579 -,399 -,387 -,192 -2,840 -2,054 -1,275 -,579 -1,588 9999992 Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,318 $2,146 $13,852 $16,949 $14,928 $5,434 $3,148 $11,839 365 365 92 92 91 90 92 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42004 41912 41820 41729 41639 AvgAssets 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 1,164,757.71273 5799999 #REF! #REF! #REF! #REF! #REF! 6999999 #REF! #REF! #REF! #REF! #REF! 5809999 #REF! #REF! #REF! #REF! #REF! 7899999 #REF! #REF! #REF! #REF! #REF! 7919999 #REF! #REF! #REF! #REF! #REF! 7999999 #REF! #REF! #REF! #REF! #REF! Return on average assets 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 3.991108388855516E-2 Efficiency ratio * 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q1 2014 Net interest margin #REF! #REF! #REF! #REF! #REF! Noninterest income #REF! #REF! #REF! #REF! #REF! Noninterest expense #REF! #REF! #REF! #REF! #REF! Net noninterest expense #REF! #REF! #REF! #REF! #REF! Pretax preprovision ROA #REF! #REF! #REF! #REF! #REF! Provision for loan & lease losses #REF! #REF! #REF! #REF! #REF! Pretax ROA #REF! #REF! #REF! #REF! #REF! Tax expense #REF! #REF! #REF! #REF! #REF! Return on average assets #REF! #REF! #REF! #REF! #REF! Efficiency ratio* 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Check ROA #REF! #REF! #REF! #REF! #REF! Nonperforming Assets Dec 31, Sep 30, Jun 30, Mar 31, Dec 31, (Dollars in thousands) 2014 2014 2014 2014 2013 Commercial real estate $1,995 $2,229.4071900000004 $259.05792357757764 $268.53541083089431 $276 Construction, land development, land 0 11.6 0 0 0 1-4 family residential properties 638 879.05610999999999 473.97733266666671 477.16052266666668 454 Farmland 0 0 0 0 0 Commercial 7,188 6,860.8523999999998 6,251.2413180933563 5,224.3902780933568 5,438 Factored receivables 651 812.6 133 58 89 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 Purchase credit impaired 6,206 6,770.1842999999981 7,369.7234256623988 4,514.9137884090824 6,135 Total nonperforming loans 16,678 17,563.699999999997 14,487 10,543 12,392 OREO acquired through foreclosure, net 8,423 10,019.4 11,103 13,575 13,783 Total nonperforming assets $25,101 $27,583.1 $25,590 $24,118 $26,175 Nonperforming assets to total assets 1.7336165945391179E-2 2.0465067465599444E-2 1.8200000000000001E-2 1.8599999999999998E-2 2.0299999999999999E-2 Nonperforming loans to total loans held for investment 1.6580834852735617E-2 1.7974924754819939E-2 1.54E-2 1.32E-2 1.4067303282522125E-2 Total past due loans to total loans held for investment 2.5674809469935715E-2 2.6055249048497705E-2 2.8199999999999999E-2 2.9899999999999999E-2 2.7816449016242334E-2 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 42277 42185 42094 42004 41912 41820 41729 365 365 365 365 365 365 365 92 91 90 92 92 91 90 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Manual Adj Dilutive effect of preferred stock 0 0 0 0 0 0 192 Manual Adj Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 6306999 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Manual Adj Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Manual Adj Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Diluted_Shrs Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Manual Adj Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16149825243375751 $0.2305633808643695 $0.31674073405328945 AvgCmnEqty Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Manual Adj Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity ,250,891 N/A ,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A AvgAssets Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets 1,563,989.7617899999 N/A 1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 7.3918758101229869E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 AvgTangEq Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 6306999 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Manual Adj Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 243 0 0 0 0 Manual Adj Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 AvgAssets Average total assets $1,565,697.7617899999 $1,511,045.2271500002 $1,449,791 $1,427,474.7515699998 $1,354,206.5291800001 $1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% DisAcrLYLD Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% DisAcrLNIM Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 3100799 3100899 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Shares outstanding end of period Common shares outstanding 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16148593101374989 $0.2305633808643695 $0.31674073405328945 Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity $,250,891 N/A $,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets $1,563,989.7617899999 N/A $1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 6.853469074332541E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, 3340 (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 0 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 243 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 Average total assets 1,565,697.7617899999 1,511,045.2271500002 1,449,791 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, #REF! (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 #REF! Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Common shares outstanding at end of period 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Yield on loans GAAP / Reported 0.12239999999999999 0.1229 0.12859999999999999 9.3799999999999994E-2 9.1749358297483319E-2 8.8303024444554082E-2 8.6561402229709025E-2 8.9767420092723954E-2 8.4957323547613289E-2 9.4944990035923063E-2 8.3393056676373922E-2 Adjusted yield on loans Adjusted 0.11169999999999999 0.11559999999999999 0.12479999999999999 7.6899999999999996E-2 7.7317465081969475E-2 7.7452772832623876E-2 8.0323701620639953E-2 8.2905499529188922E-2 8.0397688995995198E-2 8.9601558838512063E-2 7.959529152802923E-2 SNL U.S. Bank $1B-$5B 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net interest margin GAAP / Reported 8.7499999999999994E-2 9.0399999999999994E-2 9.06E-2 6.6799999999999998E-2 6.8500000000000005E-2 6.5847248715805218E-2 6.6862529147636018E-2 6.5799999999999997E-2 6.1100000000000002E-2 7.1999999999999995E-2 6.453943023929222E-2 Adjusted Net interest margin Adjusted* 7.9200000000000007E-2 8.4599999999999995E-2 8.7599999999999997E-2 5.4300000000000001E-2 5.7333693858374217E-2 5.7421265334969537E-2 6.1879312301024919E-2 6.0518137873070678E-2 5.7604540171474206E-2 6.7780562435600544E-2 6.1436271756382291E-2 SNL U.S. Bank $1B-$5B** 3.7699999999999997E-2 3.7999999999999999E-2 3.8300000000000001E-2 3.85E-2 3.7400000000000003E-2 3.7199999999999997E-2 3.7400000000000003E-2 3.7400000000000003E-2 3.6999999999999998E-2 3.6600000000000001E-2 3.61E-2 SNL Industry Trends and statistics https://www.snl.com/interactivex/indstats.aspx?Defaults=5&IndStatsMC=34372&State=0&IndStatsEnergy=578&IndStatsGaming=33190&ReitIndustry=0&SpecLendIndustry=0&InsuranceType=-1&FocusIndustry=0&SecInvIndustry=0&KeyPortfolioFilter=0&IndStatsMetalsAndMining=578&FinTechIndustry=0&IndStatsCoal=578&InsuranceIndustry=0&SpecLendType=0&IndStatsSecInv=578&IndStatsEuroBanking=577&GeographyGlobalRegion=0&IndStatsNaturalGas=578&IndStatsInvComp=578&submit=Apply&SecInvType=0&IndStatsBanking=2619&EnergyIndustry=0&IndStatsSpecLender=578&Form_Name=UserInputs&Refreshed=1&InvCoIndustry=0&ReitType=-1&BankIndustry=1&FinPerfMarketCap=0&FinPerfAssets=0&IndStatsAsiaBanking=577&InvCoType=0&IndStatsInsurance=578&IndStatsIntlREIT=577&IndStatsHomeBuilder=6942&IndStatsLatinAmericaBanking=577&IndStatsREIT=9091 1Q13Rate 2Q13Rate 3Q13Rate 4Q13Rate 1Q14Rate 2Q14Rate 3Q14Rate 4Q14Rate 1Q15Rate 2Q15Rate 3Q15Rate 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 CID 1.4567505892738081E-2 1.3581513959858292E-2 1.3493082739333025E-2 5.4685335335321718E-3 5.0529505930945774E-3 4.9723382763107943E-3 5.6235418025325995E-3 6.0661803781625586E-3 6.4000000000000003E-3 6.54517963379995E-3 6.8796934733585564E-3 COD 1.3885780781452804E-2 1.321966735986289E-2 1.2723474935752302E-2 4.6719332532512347E-3 4.3476729152817882E-3 4.198981848319152E-3 4.7710329749966873E-3 5.1946634995848609E-3 5.4999999999999997E-3 5.6097701311609068E-3 5.8852630913512095E-3 CTF 1.373441322797345E-2 1.3068238413322037E-2 1.2408922593904649E-2 5.8716766893925267E-3 5.6330084733198548E-3 5.3177644688143901E-3 5.8729585528498511E-3 6.4875091454054106E-3 6.3E-3 6.2941260201030058E-3 6.4046469275360288E-3 42277 42185 42094 42004 41912 41820 41729 41639 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 ASSETS 1109999 Total cash and cash equivalents $,115,783 $99,714 $,178,442 $,160,888 $75,625 $85,716 $,106,951 $85,797 1208999 Securities - available for sale ,156,820 ,158,693 ,161,360 ,162,024 ,165,489 ,168,694 ,165,276 ,184,654 1205999 Securities - held to maturity 747 746 746 745 745 744 744 743 1405999 Loans held for sale 2,174 4,096 3,401 3,288 7,295 4,088 4,902 5,393 1406999 Loans held for investment 1,185,301 1,152,679 1,011,446 1,005,878 ,977,139 ,939,517 ,800,667 ,881,099 1407999 Allowance for loan and lease losses ,-11,544 ,-11,462 -9,286 -8,843 -7,320 -6,253 -4,631 -3,645 1408999 Loans, net 1,173,757 1,141,217 1,002,160 ,997,035 ,969,819 ,933,264 ,796,036 ,877,454 1510999 Branch assets held for sale 0 0 0 0 0 80,331 88,692 0 1800999 FHLB and FRB stock 7,992 5,707 4,466 4,903 5,826 7,976 5,233 5,802 1509999 Premises and equipment, net 21,807 21,677 21,716 21,933 21,744 20,708 20,502 23,344 1609999 Other real estate owned ("OREO"), net 6,201 6,322 6,991 8,423 10,019 11,103 13,575 13,783 1709999 Goodwill and intangible assets, net 28,995 30,174 30,211 29,057 29,783 31,043 27,792 28,518 1802999 Bank-owned life insurance 29,406 29,295 29,193 29,083 28,955 28,829 28,695 28,554 1808999 Deferred tax asset, net 15,838 15,582 14,983 15,956 16,523 20,178 Other assets 21,943 16,036 19,074 14,563 15,975 14,398 38,712 34,197 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 LIABILITIES 2106999 Non-interest bearing deposits $,167,931 $,164,560 $,167,538 $,179,848 $,154,750 $,176,245 $,155,879 $,150,238 2107999 Interest bearing deposits 1,032,105 1,024,699 1,006,141 ,985,381 ,950,874 ,932,009 ,894,433 ,894,616 2199999 Total deposits 1,200,036 1,189,259 1,173,679 1,165,229 1,105,624 1,108,254 1,050,312 1,044,854 2300899 Customer repurchase agreements 15,584 13,011 8,666 9,282 15,644 15,313 17,670 11,330 2301999 Federal Home Loan Bank advances 61,000 19,000 0 3,000 0 70,000 20,750 21,000 2300999 Senior secured note 0 0 0 0 11,630 11,944 12,259 12,573 2303999 Junior subordinated debentures 24,620 24,553 24,487 24,423 24,359 24,296 24,233 24,171 Other liabilities 16,304 25,957 13,234 8,455 14,713 11,341 7,705 13,714 2999999 Total liabilities 1,317,544 1,271,780 1,220,066 1,210,389 1,171,970 1,241,148 1,132,929 1,127,642 EQUITY 3100799 Preferred stock series A 4,550 4,550 4,550 4,550 4,550 4,550 4,550 4,550 3100899 Preferred stock series B 5,196 5,196 5,196 5,196 5,196 5,196 5,196 5,196 3101999 Common stock 181 181 180 180 99 98 98 98 3102999 Additional paid-in-capital ,193,465 ,192,605 ,191,745 ,191,049 ,105,304 ,104,827 ,104,744 ,104,631 3103999 Treasury stock, at cost -,184 -,170 -,161 -,161 -68 -4 0 0 3105999 Retained earnings 59,785 54,053 49,596 35,744 34,014 24,519 22,111 18,992 3106999 Accumulated other comprehensive income 926 1,064 1,571 951 836 841 485 133 3107999 Total stockholders’ equity ,263,919 ,257,479 ,252,677 ,237,509 ,149,931 ,140,027 ,137,184 ,133,600 3108999 Noncontrolling interests 0 0 0 0 25,897 25,897 26,997 26,997 3109999 Total equity ,263,919 ,257,479 ,252,677 ,237,509 ,175,828 ,165,924 ,164,181 ,160,597 3999999 Total liabilities and equity $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 Assets = Liabilities - Shareholders' Equity Audit 0 0 0 0 0 0 0 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 7199999 Salaries and employee benefits 3,754 4,121 4,540 8,322 8,876 9,471 11,032 12,752 13,269 12,042 12,416 7299999 Occupancy, furniture and equipment 427 430 488 1,119 1,390 1,336 1,319 1,429 1,572 1,555 1,575 7403999 Professional fees 114 546 345 1,455 592 793 1,043 1,146 1,327 852 1,344 7701999 Advertising and promotion 183 103 175 222 443 683 1,102 366 543 526 618 7602999 Communications and technology 212 217 230 754 888 945 954 961 886 927 951 Other 657 756 769 2,785 2,707 2,932 3,011 3,031 3,186 3,733 3,641 7899999 Total non-interest expense 5,347 6,173 6,547 14,657 14,896 16,160 18,461 19,685 20,783 19,635 20,545 Efficiency ratio * Efficiency Ratio 0.78290924512298554 0.78582834331337326 0.79703075291622483 0.66753926701570676 0.73847093921857587 Salaries and employee benefits as a % of total expense 0.70207593042827754 0.6675846427992872 0.69344738047960897 0.56778331172818453 0.59586466165413532 0.58607673267326732 0.59758409620280595 0.64780289560579118 0.63845450608670551 0.61329258976317802 0.60433195424677533 7401999 FDIC insurance assessment 72 65 79 283 261 280 280 221 263 271 252 7802999 Carrying costs for OREO 57 96 28 52 132 100 73 68 79 86 68 7801999 Amortization of intangible assets 0 0 0 620 726 724 746 727 764 895 1,179 Salaries and employee benefits $12,416 Occupancy, furniture and equipment $1,575 Professional fees $1,344 Advertising and promotion $618 Communications and technology $951 Other $3,641 Salaries and employee benefits $12,042 Occupancy, furniture and equipment $1,555 Professional fees $852 Advertising and promotion $526 Communications and technology $927 Other $3,733 Loans 41364 41455 41547 41639 41729 41820 41912 42004 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 (Dollars in thousands) Commercial real estate $,108,363.66105 $,101,316.68778999998 $91,712.208810000011 $,331,271 $,268,688 $,264,730 $,261,836 $,249,406 Construction, land development, land 0 4,555.1998400000002 3,862.91723 37,626 39,230 43,040 45,996 42,914 1-4 family residential properties 3,668.3402299999998 3,429.4557800000011 3,138.8316599999989 91,301 79,542 81,187 80,419 78,624 Farmland 777.29686000000004 770.7398199999999 765.30088999999987 20,294 20,114 19,644 20,059 23,246 Commercial 39,198.590480000006 53,972.176519999979 54,314.22990000012 ,255,655 ,234,986 ,328,760 ,340,316 ,363,689 Factored receivables 81,500.28919999997 98,576.595730000001 ,103,469.17259 ,117,370 ,129,531 ,156,272 ,169,112 ,180,910 Consumer 0 0 0 13,878 13,515 13,525 12,527 11,941 Mortgage warehouse 0 6,166.506599999999 8,130.8033199999991 13,513 14,886 32,359 46,874 55,148 Total Loans $,233,507.91753999999 $,268,786.90613999998 $,265,393.25748999999 $,880,908 $,800,492 $,939,517 $,977,139 $1,005,878 (Dollars in thousands) TCF Equipment* TCF Asset Based Lending* THF Asset Based Lending* Factored Receivables Commercial Finance Current Quarter End Date 42277 Prior Quarter End Date 42185 PPQ End Date 42094 PQY End Date 41912 PYE End Date 42004 PQ Month End 6 CQ Month End 9 Quarter a_CQtrNum 3rd CQ Number QTR Text a_CQtrTxt third CQ Text QTR Text a_CQtrTxtCap Third CQ Text Capitalized Year 2015 Month a_CQtr September CQ Month Year Days a_CQtrEnded September 30, 2015 CQ Full Date Quarter a_PQtrNum 2nd PQ Number QTR Text a_PQtrTxt second PQ Text Month a_PQtr June PQ Month Year Days a_PQtrEnded June 30, 2015 PQ Full Date a_CYr 2015 Current Year a_PYr 2014 Prior Year 7999999 a_CQtrNetInc 5.9279999999999999 CQ Net Income 7999999 a_PQtrNetInc 4.6520000000000001 PQ Net Income 9999992 a_CQtrNetIncCom 5.7320000000000002 CQ Net Income to Common Stockholders 9999992 a_PQtrNetIncCom 4.4569999999999999 PQ Net Income to Common Stockholders 5799999 a_CNetIntInc 23.231000000000002 CQ Net Interest Income 5799999 a_PNetIntInc 24.645 PQ Net Interest Income 5809999 a_CQProv 0.16500000000000001 CQ Provision Cost of interest bearing deposits a_CQ_CostIntBearDeps 6.8796934733585564E-3 CQ Cost of Interest Bearing Deposits Cost of interest bearing deposits a_PQ_CostIntBearDeps 6.54517963379995E-3 PQ Cost of Interest Bearing Deposits Cost of total funds a_Cost_Of_Total_Funds_CQ 6.4046469275360288E-3 CQ Cost of Total Funds Cost of total funds a_Cost_Of_Total_Funds_PQ 6.2941260201030058E-3 PQ Cost of Total Funds 5809999 a_PQProv 2.5409999999999999 PQ Provision Diluted earnings per share a_CQEPS 0.3189070282330756 CQ Diluted EPS Diluted earnings per share a_PQEPS 0.2502109749029191 PQ Diluted EPS Return on average assets a_CQROA 1.5020682981696912E-2 CQ Return on Average Assets Return on average assets a_PQROA 1.2347404317062754E-2 PQ Return on Average Assets Return on average common equity a_CQROCE 9.00284124502541E-2 CQ Return on Average Common Equity Return on average common equity a_PQROCE 7.2697830172170172E-2 PQ Return on Average Common Equity Tangible common stockholders' equity to tangible assets a_TangibleCommonEquity_to_TangibleAssets 0.14504508825767878 CQ Tangible Common Equity to Tangible Assets Month_Num EOM Mont_ID Month Days YTD_Days Quarter QTR Text Year Net interest margin a_CQNim 6.453943023929222E-2 CQ Net Interest Margin 1 1/31/2015 1/2015 January 31 31 1 1st first 2015 Net interest margin a_PQNim 7.1999999999999995E-2 PQ Net Interest Margin 2 2/28/2015 2/2015 February 28 59 1 1st first 2015 a_CQ_NIM_Chg 74.605697607077744 CQ Net Interest Margin Change from PQ 3 3/31/2015 3/2015 March 31 90 1 1st first 2015 Adjusted Net interest margin a_CQNimAdj 6.1436271756382291E-2 CQ Net Interest Margin - Adjusted 4 4/30/2015 4/2015 April 30 120 2 2nd second 2015 Adjusted Net interest margin a_PQNimAdj 6.7780562435600544E-2 PQ Net Interest Margin - Adjusted 5 5/31/2015 5/2015 May 31 151 2 2nd second 2015 Yield on loans a_CQYld 8.3393056676373922E-2 CQ Yield on Loans 6 6/30/2015 6/2015 June 30 181 2 2nd second 2015 Yield on loans a_PQYld 9.4944990035923063E-2 PQ Yield on Loans 7 7/31/2015 7/2015 July 31 212 3 3rd third 2015 a_CQ_Yield_Chg 114.99999999999996 CQ Yield on Loans Change from PQ 8 8/31/2015 8/2015 August 31 243 3 3rd third 2015 Adjusted yield on loans a_CQYldAdj 7.959529152802923E-2 CQ Yield on Loans - Adjusted 9 9/30/2015 9/2015 September 30 273 3 3rd third 2015 Adjusted yield on loans a_PQYldAdj 8.9601558838512063E-2 PQ Yield on Loans - Adjusted 10 10/31/2015 10/2015 October 31 304 4 4th fourth 2015 1407999 a_CQALLL 11.544 CQ ALLL 11 11/30/2015 11/2015 November 30 334 4 4th fourth 2015 1407999 a_PQALLL 11.462 PQ ALLL 12 12/31/2015 12/2015 December 31 365 4 4th fourth 2015 ALLL to total loans a_CQResRat 9.7392982879454248E-3 CQ Reserve Ratio ALLL to total loans a_PQResRat 9.943791810209086E-3 PQ Reserve Ratio Net charge-offs (000's) a_CQNcos 8.3000000000000004E-2 CQ Net Charge Offs Net charge-offs (000's) a_PQNcos 0.36499999999999999 PQ Net Charge Offs Nonperforming assets to total assets a_CQNpaAsset 1.1220598179390419E-2 CQ NPAs to Total Assets Nonperforming assets to total assets a_PQNpaAsset 1.2602609499110353E-2 PQ NPAs to Total Assets a_CQ_NPAs_to_Assets_Chg 13.820113197199335 CQ NPAs to Total Assets Change from PQ Past due to total loans a_CQ_Past_Due_to_Total_Loans 2.137702619720502E-2 CQ Past Due to Total Loans 6999999 a_CQNonIntInc 6.298 CQ Noninterest Income 6999999 a_PQNonIntInc 4.7690000000000001 PQ Noninterest Income 7899999 a_CQNonIntExp 20.5 CQ Noninterest Expense 7899999 a_PQNonIntExp 19.600000000000001 PQ Noninterest Expense 1406999 a_CQLoan 1.1853009999999999 CQ Total Loans 1406999 a_PQLoan 1.152679 PQ Total Loans 1406999 1.005878 PY Total Loans a_CQ_Loan_Change 32.621999999999929 CQ Total Loans Dollar Change from PQ a_CQ_Loan___Change 2.8% CQ Total Loans Percent Change from PQ a_CY_Loan_Dollar_Change 179.42299999999989 CQ Total Loans Dollar Change from PY a_CY_Loan_Percent_Change 0.1783745146031625 CQ Total Loans Percent Change from PY 2199999 a_CQ_total_Deposits 1.2000360000000001 CQ Total Deposits 2199999 a_PQ_total_Deposits 1.1892590000000001 PQ Total Deposits a_CQ_total_Deposits_Change 10.777000000000037 CQ Total Deposits Dollar Change from PQ a_CQ_total_Deposits___Change .9% CQ Total Deposits Percent Change from PQ 2106999 a_CQ_NIB 0.167931 CQ NonInterest Bearing Deposits a_NIB_Pct_of_TotalDeposits 0.13993830185094447 CQ NonInterest Bearing Deposits as Percent of Total Deposits a_NonTimeDeposits_Pct_of_TotalDeps 0.4705408837734868 Non Time Deposits as Percent of Total Deposits TCF a_CQ_Commercial_Finance 497.75900000000001 CQ Commercial Finance TCF a_PQ_Commercial_Finance 467.65300000000002 PQ Commercial Finance a_CQ_Commercial_Finance_Change 30.105999999999995 CQ Commercial Finance Dollar Change from PQ a_CQ_Commercial_Finance___Change 6.4% CQ Commercial Finance Percent Change from PQ Net interest margin a_CYNim 6.5933731914670113E-2 CY Net Interest Margin 2Q15 2Q15 2Q15 1Q15 1Q15 1Q15 2Q15Balance 2Q15 2Q15Rate 1Q15Balance 1Q15 1Q15Rate September 30, 2015 June 30, 2015 Average Average Average Average (Dollars in thousands) Balance Interest Rate Balance Interest Rate Interest earning assets: Interest earning cash balances $96,566 $92 3.7797982726839674E-3 $,119,969 $110 3.6776899966557293E-3 $0 Hard Code Taxable securities ,154,254 598 1.5380476357177124E-2 ,153,073 609 1.5957695398223774E-2 0 Tax exempt securities 2,554 17 2.6407851281876678E-2 3,643 16 1.7616202079556456E-2 0 FHLB and FRB stock 6,959 51 2.9075579324865517E-2 5,288 50 3.792538777410185E-2 Loans 1,167,670 24,545 8.3396524330690516E-2 1,090,472 25,812 9.4942051104153394E-2 0 Total interest earning assets $1,428,003 $25,303 7.0298803415618213E-2 $1,372,445 $26,597 7.7730090987452843E-2 Non-interest earning assets: Other assets ,137,695 ,138,600 Total assets $1,565,698 $1,511,045 Interest bearing liabilities: Deposits: Interest bearing demand $,211,823 $32 5.9935191994793025E-4 $,239,033 $36 6.040822999150928E-4 Individual retirement accounts 57,227 177 1.2270925627231293E-2 55,778 168 1.2080859009755709E-2 Hard Code Money market ,116,375 66 2.2500350254518282E-3 ,116,517 66 2.2719884199324967E-3 Hard Code Savings 72,617 9 4.9171022954859662E-4 74,088 9 4.8724356304531225E-4 Certificates of deposit ,509,224 1,354 1.054908611158735E-2 ,485,533 1,263 1.0433645335907385E-2 Brokered deposits 50,002 126 9.9974261899089256E-3 50,002 125 1.0027071444614743E-2 Total deposits 1,017,268 1,764 6.8796799475355228E-3 1,020,951 1,667 6.5491083130519304E-3 0 Junior subordinated debentures 24,580 283 4.5678264407259347E-2 24,513 278 4.5488310082606981E-2 0 Short-term borrowings 69,778 25 1.4214334404639806E-3 28,862 7 9.7279894244761559E-4 0 Total interest bearing liabilities $1,111,626 $2,072 7.3949644778088094E-3 $1,074,326 $1,952 7.2877790814432014E-3 Non-interest bearing liabilities and equity: Non-interest bearing demand deposits ,171,887 ,170,240 Other liabilities 19,841 10,825 Total equity ,262,344 ,255,654 Total liabilities and equity $1,565,698 $1,511,045 Net interest income $23,231 $24,645 Interest spread 6.2903838937809403E-2 7.0442311906009636E-2 Net interest margin 6.4542208518682628E-2 7.202534467743639E-2 42277 42185 42094 42004 41912 41820 41729 41639 As of and For the Three Months Ended Key Metrics September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Performance ratios - annualized Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average tangible common equity (ROATCE) Return on average tangible common equity (ROATCE) (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.4999999999999997E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Net interest margin Net interest margin 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality(2) Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Per Share Amounts Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Net noninterest expense to average assets Unadjusted Net noninterest expense to average assets (1) 3.6104231415205072E-2 3.9462048685496381E-2 1.1534553084965307E-2 4.4371011654619083E-2 7.78224729002692E-3 3.9911035828657786E-2 3.9204150615991543E-2 3.5266000745935028E-2 42277 42185 42094 42004 41912 41820 41729 41639 41547 41455 41364 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, September 30, June 30, March 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2013 2013 2013 Noninterest bearing demand Non-interest bearing demand $,167,931 $,164,560 $,167,538 $,179,847.54459000003 $,154,749.83000999998 $,176,245 $,155,879 $,150,238 $17,986 $14,427 $12,048 Interest-bearing demand Interest bearing demand ,206,603 ,228,909 ,231,718 ,236,525 ,209,491.49296 ,248,992 ,209,170 ,199,826 0 0 0 Individual Retirement Accounts Individual retirement accounts 58,619 56,285 55,773 55,034 54,378 53,856 54,709 54,512 30,647 29,974 27,959 Money Market Money market ,117,888 ,116,019 ,120,001 ,117,514.46862 ,125,371 ,138,204 ,142,522 ,157,406 19,869 20,368 20,192 Savings Savings 72,244 73,016 74,236 70,407 72,012 73,207 73,011 69,336 0 0 0 Certificates of deposit Certificates of deposit ,526,732 ,500,451 ,474,413 ,455,901 ,439,603 ,367,731 ,356,844 ,354,940 ,215,221 ,197,218 ,163,185 Other brokered funds Brokered deposits 50,019 50,019 50,000 50,000 50,019 50,019 58,177 58,596 0 0 0 Total deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229.1321 $1,105,624.3229700001 $1,108,254 $1,050,312 $1,044,854 $,283,723 $,261,987 $,223,384 ,635,370 ,606,755 ,580,186 ,560,935 ,544,000 ,471,606 ,469,730 ,468,048 ,245,868 ,227,192 ,191,144 0.5294591162265132 0.51019584463939305 0.49433107348772537 0.48139463885706313 0.49202969643311734 0.42553963261129668 0.44722901385493075 0.44795540812400586 0.86657761267151412 0.86718806658345648 0.85567453353865985 $,564,666 $,582,504 $,593,493 $,604,294.1321 $,561,624.32296999998 $,636,648 $,580,582 $,576,806 $37,855 $34,795 $32,240 0.4705408837734868 0.4898041553606069 0.50566892651227469 0.51860536114293687 0.50797030356688255 0.57446036738870332 0.55277098614506925 0.5520445918759942 0.13342238732848588 0.13281193341654357 0.14432546646134012 Noninterest bearing demand/Total Deposits 0.13993830185094447 0.13837187694186043 0.14274601488141136 0.15434523389917304 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 6109999 Service charges on deposits 0 0 0 703 738 813 811 647 612 666 710 6112999 Card income 0 0 0 405 490 548 544 516 523 578 574 6308999 Fee income 231 279 324 355 398 421 448 553 422 502 542 6301999 Asset management fees 0 0 0 0 0 129 374 486 958 1,274 1,744 Other 214 50 393 1,045 983 722 1,008 1,519 1,635 1,749 1,020 6999999 Total non-interest income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 4,590 5799999 Net Interest income 6,054 7,143 8,128 17,358 18,855 19,881 20,395 21,329 19,725 24,645 23,231 6999999 Non-interest Income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 4,590 Total Revenue 6,499 7,472 8,845 19,866 21,464 22,514 23,580 25,050 23,875 29,414 27,821 Non-interest income as a % of total revenue 6.8% 4.4% 8.1% 0.12624584717607973 0.121552366753634 0.11694945367326996 0.13507209499575912 0.14854291417165669 0.17382198952879582 0.16213367784048413 0.16498328600697315 6206999 Net realized gains/(losses) & valuation adjustments on OREO 77 -96 87 86 -77 -,252 -11 -,242 26 52 -58 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6202999 Gain on branch sale 0 0 0 0 0 0 0 0 0 0 0 Q2 2014 Q3 2014 Q4 2014 Q1 2015* Q2 2015 Assets under management 400 1,016 1,079 1,700 1,700 Asset management fees 129 374 486 958 1,744 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 3Q15Rate 2Q15Rate 1Q15Rate 4Q14Rate 3Q14Rate 2Q14Rate 1Q14Rate 4Q13Rate 42277 42185 42094 42004 41912 41820 41729 41639 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Financial Highlights (Dollars in thousands): 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 1406999 Loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,878 $,977,139 $,939,517 ,800,667 ,881,099 2199999 Deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229 $1,105,624 $1,108,254 1,050,312 1,044,854 Net income available to common stockholders Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,839 Performance Ratios - Annualized: Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average common equity Return on average common equity (1) 9.00284124502541E-2 7.2697830172170172E-2 0.23950696235661378 4.3030320636307295E-2 0.26844139125477523 7.0491627172676583E-2 0.10095195420779574 0.11975036413659168 Return on average tangible common equity (ROATCE) Return on average tangible common equity (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Return on average total equity Return on average total equity 8.9644958032670377E-2 7.297961316737285E-2 0.23314715809012018 5.0226866463435771E-2 0.23163770107758885 7.176855796790331E-2 9.2610157663933046E-2 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Adjusted yield on loans Adjusted yield on loans (1) 7.959529152802923E-2 8.9601558838512063E-2 8.0397688995995198E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 0 Cost of interest bearing deposits Cost of interest bearing deposits 6.8796934733585564E-3 6.54517963379995E-3 6.3951498415804036E-3 6.0661803781625586E-3 5.6235418025325995E-3 4.9723382763107943E-3 4.9529505930945772E-3 5.4685335335321718E-3 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.5055583032907881E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Cost of total funds Cost of total funds 6.4046469275360288E-3 6.2941260201030058E-3 6.2858117383082562E-3 6.4875091454054106E-3 5.8729585528498511E-3 5.3177644688143901E-3 5.6330084733198548E-3 5.8716766893925267E-3 Net interest margin Net interest margin (1) 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Adjusted Net interest margin Adjusted net interest margin (1) 6.1436271756382291E-2 6.7780562435600544E-2 5.7604540171474206E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 1E-4 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality:(2) Past due to total loans Past due to total loans 2.137702619720502E-2 2.3286123022975173E-2 2.910264816369169E-2 2.5674809469935715E-2 2.6055249048497705E-2 2.8153827977567197E-2 2.9871344766301097E-2 2.781185769136045E-2 Nonperforming loans to total loans Non-performing loans to total loans 9.7392982879454248E-3 1.1234697604450155E-2 1.660889459249431E-2 1.6580834852735617E-2 1.7974533817604249E-2 1.5419625190390382E-2 1.3167771370619745E-2 1.4064253846616555E-2 Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to nonperforming loans ALLL to non-performing loans 1 0.88509652509652514 0.55277099827370679 0.53021000885162317 0.41677062208936683 0.43162835645751363 0.43924879066679312 0.29414138153647512 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital:(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Total equity to total assets Total equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.13045548662278719 0.1179212021529205 0.12657403141028015 0.1246637252258694 Total stockholders' equity to total assets Total stockholders' equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.11124118263514976 9.9516319157493802E-2 0.10576084231780417 0.10370720944357266 Tangible common stockholders' equity to tangible assets Tangible common stockholders' equity to tangible assets 0.14504508825767878 0.14512847387061648 0.14746313984770282 0.14004819764973347 8.3763721184769643E-2 7.211941675800243E-2 7.8503422152235103E-2 7.5679908200133011E-2 Per Share Amounts: Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Shares outstanding end of period Shares outstanding end of period 18,040,072 18,041,072 17,963,782.93 17,963,782.93 9,886,778 9,845,819 9,846,096 9,832,585 From Bloomberg Terminal: TBK Equity BKX Index CBNK Index Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price 42004 100 100 100 42004 1 1 1 42006 99.631 99.717200000000005 99.101799999999997 42006 0.99631000000000003 0.99717200000000006 0.99101799999999995 42009 99.483400000000003 96.781599999999997 96.858900000000006 42009 0.994834 0.96781600000000001 0.96858900000000003 42010 99.631 94.209500000000006 94.656899999999993 42010 0.99631000000000003 0.94209500000000002 0.94656899999999988 42011 98.745400000000004 95.017499999999998 95.339299999999994 42011 0.98745400000000005 0.95017499999999999 0.95339299999999993 42012 95.793400000000005 96.687299999999993 96.814800000000005 42012 0.95793400000000006 0.96687299999999998 0.96814800000000001 42013 95.2029 94.505799999999994 94.624700000000004 42013 0.95202900000000001 0.94505799999999995 0.94624700000000006 42016 95.572000000000003 93.522800000000004 93.753600000000006 42016 0.95572000000000001 0.93522800000000006 0.93753600000000004 42017 98.966800000000006 92.876400000000004 93.677599999999998 42017 0.9896680000000001 0.92876400000000003 0.93677599999999994 42018 100.369 91.045000000000002 92.442099999999996 42018 1.00369 0.91044999999999998 0.92442099999999994 42019 99.483400000000003 89.415599999999998 91.393600000000006 42019 0.994834 0.89415599999999995 0.91393600000000008 42020 101.1808 90.694900000000004 92.894800000000004 42020 1.011808 0.90694900000000001 0.928948 42024 97.786000000000001 90.008099999999999 92.057699999999997 42024 0.97786000000000006 0.90008100000000002 0.92057699999999998 42025 96.014799999999994 90.533299999999997 91.622 42025 0.96014799999999989 0.90533299999999994 0.91622000000000003 42026 97.417000000000002 93.792100000000005 94.703800000000001 42026 0.97416999999999998 0.937921 0.94703800000000005 42027 97.638400000000004 92.4589 93.790700000000001 42027 0.97638400000000003 0.92458899999999999 0.93790700000000005 42030 95.7196 93.24 94.498599999999996 42030 0.95719600000000005 0.9323999999999999 0.94498599999999999 42031 97.564599999999999 92.041499999999999 93.440100000000001 42031 0.97564600000000001 0.92041499999999998 0.93440100000000004 42032 95.3506 89.792599999999993 91.225800000000007 42032 0.95350599999999996 0.89792599999999989 0.91225800000000001 42033 96.383799999999994 91.166200000000003 92.512600000000006 42033 0.96383799999999997 0.91166200000000008 0.92512600000000011 42034 95.941000000000003 89.873400000000004 91.145099999999999 42034 0.95940999999999999 0.89873400000000003 0.91145100000000001 42037 95.7196 91.8125 93.389899999999997 42037 0.95719600000000005 0.91812499999999997 0.93389899999999992 42038 96.974199999999996 93.6036 95.110799999999998 42038 0.96974199999999999 0.93603599999999998 0.95110799999999995 42039 94.8339 93.091800000000006 94.530500000000004 42039 0.94833900000000004 0.93091800000000002 0.94530500000000006 42040 94.0959 94.344200000000001 96.232500000000002 42040 0.94095899999999999 0.943442 0.96232499999999999 42041 93.284099999999995 96.054400000000001 97.435400000000001 42041 0.93284099999999992 0.96054400000000006 0.97435400000000005 42044 89.077500000000001 95.435000000000002 96.289500000000004 42044 0.89077499999999998 0.95435000000000003 0.96289500000000006 42045 89.298900000000003 96.081299999999999 96.707599999999999 42045 0.89298900000000003 0.96081300000000003 0.96707600000000005 42046 91.143900000000002 95.717799999999997 96.164000000000001 42046 0.911439 0.95717799999999997 0.96164000000000005 42047 93.136499999999998 97.616500000000002 97.796999999999997 42047 0.931365 0.97616500000000006 0.97797000000000001 42048 96.162400000000005 97.683800000000005 98.111199999999997 42048 0.96162400000000003 0.9768380000000001 0.98111199999999998 42052 95.941000000000003 98.168599999999998 98.608900000000006 42052 0.95940999999999999 0.98168599999999995 0.9860890000000001 42053 95.129199999999997 96.795000000000002 97.297300000000007 42053 0.95129200000000003 0.96794999999999998 0.97297300000000009 42054 96.679000000000002 96.633499999999998 97.171499999999995 42054 0.96679000000000004 0.96633499999999994 0.971715 42055 95.793400000000005 97.535700000000006 97.670199999999994 42055 0.95793400000000006 0.97535700000000003 0.97670199999999996 42058 95.7196 97.091300000000004 97.437899999999999 42058 0.95719600000000005 0.97091300000000003 0.974379 42059 95.129199999999997 98.060900000000004 97.976500000000001 42059 0.95129200000000003 0.98060900000000006 0.979765 42060 94.8339 98.101299999999995 97.826499999999996 42060 0.94833900000000004 0.98101299999999991 0.97826499999999994 42061 94.8339 97.805000000000007 98.149500000000003 42061 0.94833900000000004 0.97805000000000009 0.98149500000000001 42062 93.431700000000006 97.347200000000001 97.707499999999996 42062 0.93431700000000006 0.973472 0.97707499999999992 42065 94.317300000000003 98.330200000000005 98.446299999999994 42065 0.94317300000000004 0.98330200000000001 0.98446299999999998 42066 95.867199999999997 98.222499999999997 98.065799999999996 42066 0.95867199999999997 0.98222500000000001 0.98065799999999992 42067 95.572000000000003 97.683800000000005 97.589699999999993 42067 0.95572000000000001 0.9768380000000001 0.9758969999999999 42068 96.0886 98.047399999999996 97.997299999999996 42068 0.96088600000000002 0.98047399999999996 0.97997299999999998 42069 95.2029 98.357100000000003 98.4512 42069 0.95202900000000001 0.98357099999999997 0.98451200000000005 42072 95.941000000000003 98.734200000000001 99.1584 42072 0.95940999999999999 0.98734200000000005 0.99158400000000002 42073 95.645799999999994 96.310299999999998 97.485399999999998 42073 0.95645799999999992 0.96310299999999993 0.974854 42074 95.572000000000003 97.185599999999994 98.141800000000003 42074 0.95572000000000001 0.97185599999999994 0.98141800000000001 42075 95.7196 99.649900000000002 100.49420000000001 42075 0.95719600000000005 0.99649900000000002 1.004942 42076 95.941000000000003 98.909199999999998 100.1326 42076 0.95940999999999999 0.98909199999999997 1.0013259999999999 42079 96.236199999999997 99.555599999999998 100.2607 42079 0.96236199999999994 0.995556 1.002607 42080 96.679000000000002 99.771100000000004 100.6194 42080 0.96679000000000004 0.99771100000000001 1.006194 42081 96.752799999999993 99.5017 100.0962 42081 0.96752799999999994 0.99501700000000004 1.0009619999999999 42082 96.236199999999997 98.303299999999993 99.693700000000007 42082 0.96236199999999994 0.98303299999999993 0.99693700000000007 42083 94.612499999999997 99.528700000000001 100.9551 42083 0.94612499999999999 0.99528700000000003 1.0095510000000001 42086 97.269400000000005 98.801500000000004 100.50149999999999 42086 0.97269400000000006 0.98801500000000009 1.005015 42087 97.786000000000001 97.899299999999997 100.262 42087 0.97786000000000006 0.978993 1.0026200000000001 42088 96.0886 96.283299999999997 98.667299999999997 42088 0.96088600000000002 0.96283299999999994 0.98667300000000002 42089 95.3506 96.552599999999998 99.225300000000004 42089 0.95350599999999996 0.965526 0.99225300000000005 42090 96.162400000000005 96.134200000000007 98.996899999999997 42090 0.96162400000000003 0.96134200000000003 0.98996899999999999 42093 96.974199999999996 97.545599999999993 100.42829999999999 42093 0.96974199999999999 0.97545599999999988 1.004283 42094 100.81180000000001 97.177400000000006 100.1534 42094 1.0081180000000001 0.97177400000000003 1.0015340000000001 42095 99.631 96.889099999999999 100.0741 42095 0.99631000000000003 0.96889099999999995 1.0007410000000001 42096 100.5904 97.629300000000001 100.55459999999999 42096 1.0059040000000001 0.97629299999999997 1.0055459999999998 42100 98.597800000000007 97.295299999999997 100.03100000000001 42100 0.98597800000000002 0.97295299999999996 1.00031 42101 99.335800000000006 97.525700000000001 100.1095 42101 0.99335800000000007 0.97525700000000004 1.0010950000000001 42102 99.040599999999998 97.709100000000007 100.1718 42102 0.99040600000000001 0.97709100000000004 1.0017180000000001 42103 99.114400000000003 98.119500000000002 100.0823 42103 0.99114400000000002 0.98119500000000004 1.000823 42104 99.040599999999998 98.009 100.11620000000001 42104 0.99040600000000001 0.98009000000000002 1.0011620000000001 42107 98.671599999999998 98.662099999999995 100.9178 42107 0.98671599999999993 0.98662099999999997 1.0091779999999999 42108 99.262 98.363600000000005 100.3921 42108 0.99262000000000006 0.98363600000000007 1.0039210000000001 42109 98.966800000000006 99.111800000000002 101.49720000000001 42109 0.9896680000000001 0.99111800000000005 1.014972 42110 98.966800000000006 99.240399999999994 101.4238 42110 0.9896680000000001 0.99240399999999995 1.014238 42111 98.893000000000001 97.882099999999994 99.788300000000007 42111 0.98892999999999998 0.97882099999999994 0.99788300000000008 42114 100 98.266199999999998 100.67489999999999 42114 1 0.98266199999999992 1.0067489999999999 42115 99.040599999999998 97.968299999999999 100.92489999999999 42115 0.99040600000000001 0.97968299999999997 1.0092489999999998 42116 97.564599999999999 98.944900000000004 101.3377 42116 0.97564600000000001 0.98944900000000002 1.013377 42117 97.786000000000001 98.697400000000002 101.2188 42117 0.97786000000000006 0.98697400000000002 1.0121880000000001 42118 97.417000000000002 98.005700000000004 100.68859999999999 42118 0.97416999999999998 0.98005700000000007 1.0068859999999999 42121 97.712199999999996 97.747900000000001 100.0492 42121 0.97712199999999994 0.97747899999999999 1.0004919999999999 42122 98.228800000000007 98.680599999999998 101.3798 42122 0.98228800000000005 0.98680599999999996 1.013798 42123 102.50920000000001 99.599000000000004 101.4991 42123 1.0250920000000001 0.99599000000000004 1.014991 42124 99.040599999999998 99.238900000000001 100.25190000000001 42124 0.99040600000000001 0.99238899999999997 1.0025190000000002 42125 97.859800000000007 99.590100000000007 99.841099999999997 42125 0.97859800000000008 0.99590100000000004 0.99841099999999994 42128 96.531400000000005 100.9713 100.80159999999999 42128 0.96531400000000001 1.0097130000000001 1.008016 42129 96.900400000000005 100.4706 100.3135 42129 0.96900400000000009 1.0047060000000001 1.0031350000000001 42130 97.786000000000001 100.0625 100.7561 42130 0.97786000000000006 1.0006250000000001 1.0075609999999999 42131 97.048000000000002 99.922399999999996 100.5057 42131 0.97048000000000001 0.999224 1.0050570000000001 42132 97.638400000000004 101.12009999999999 100.9996 42132 0.97638400000000003 1.011201 1.0099960000000001 42135 99.040599999999998 101.24469999999999 101.5132 42135 0.99040600000000001 1.0124469999999999 1.0151319999999999 42136 97.490799999999993 101.30500000000001 101.7735 42136 0.97490799999999989 1.01305 1.0177350000000001 42137 99.852400000000003 101.839 102.14279999999999 42137 0.99852400000000008 1.0183899999999999 1.021428 42138 98.819199999999995 102.2375 102.717 42138 0.98819199999999996 1.022375 1.0271699999999999 42139 97.048000000000002 101.1692 101.47110000000001 42139 0.97048000000000001 1.011692 1.0147110000000001 42142 97.048000000000002 102.2654 102.9122 42142 0.97048000000000001 1.022654 1.0291220000000001 42143 97.121799999999993 103.5633 103.7788 42143 0.97121799999999991 1.035633 1.0377879999999999 42144 95.645799999999994 102.77719999999999 103.31480000000001 42144 0.95645799999999992 1.0277719999999999 1.033148 42145 94.760099999999994 102.678 103.0945 42145 0.94760099999999992 1.02678 1.030945 42146 95.424400000000006 102.52589999999999 102.66 42146 0.95424400000000009 1.0252589999999999 1.0266 42150 93.062700000000007 101.8051 101.92919999999999 42150 0.93062700000000009 1.018051 1.0192919999999999 42151 92.915099999999995 102.81610000000001 102.97329999999999 42151 0.92915099999999995 1.0281610000000001 1.029733 42152 92.177099999999996 102.65170000000001 102.9957 42152 0.92177100000000001 1.0265170000000001 1.029957 42153 91.734300000000005 101.6841 102.2623 42153 0.91734300000000002 1.0168410000000001 1.0226230000000001 42156 91.143900000000002 101.30249999999999 101.9074 42156 0.911439 1.0130249999999998 1.019074 42157 91.808099999999996 102.2043 103.0565 42157 0.91808099999999992 1.022043 1.030565 42158 93.726900000000001 103.5569 104.40009999999999 42158 0.93726900000000002 1.035569 1.044001 42159 93.726900000000001 102.68429999999999 103.6045 42159 0.93726900000000002 1.026843 1.0360450000000001 42160 93.726900000000001 104.4829 105.3344 42160 0.93726900000000002 1.044829 1.0533440000000001 42163 94.317300000000003 104.09310000000001 105.3869 42163 0.94317300000000004 1.0409310000000001 1.0538689999999999 42164 94.4649 105.003 106.2274 42164 0.94464899999999996 1.05003 1.0622739999999999 42165 95.498199999999997 106.3977 107.6245 42165 0.954982 1.063977 1.0762449999999999 42166 94.4649 106.2711 107.52760000000001 42166 0.94464899999999996 1.062711 1.0752760000000001 42167 94.243499999999997 106.16379999999999 107.4456 42167 0.94243500000000002 1.0616379999999999 1.0744560000000001 42170 97.786000000000001 105.8468 107.2599 42170 0.97786000000000006 1.058468 1.0725990000000001 42171 101.845 106.4285 108.2393 42171 1.0184500000000001 1.0642849999999999 1.0823929999999999 42172 100.738 105.5925 106.70659999999999 42172 1.0073799999999999 1.055925 1.0670659999999998 42173 98.597800000000007 106.1635 107.58969999999999 42173 0.98597800000000002 1.0616349999999999 1.0758969999999999 42174 94.022099999999995 105.2615 107.5337 42174 0.94022099999999997 1.0526150000000001 1.075337 42177 95.867199999999997 106.5652 108.92749999999999 42177 0.95867199999999997 1.065652 1.089275 42178 96.531400000000005 107.28700000000001 109.8197 42178 0.96531400000000001 1.07287 1.0981969999999999 42179 96.236199999999997 106.40860000000001 109.2371 42179 0.96236199999999994 1.0640860000000001 1.092371 42180 97.933599999999998 105.7634 109.512 42180 0.97933599999999998 1.057634 1.0951200000000001 42181 100.07380000000001 106.104 109.8964 42181 1.0007380000000001 1.06104 1.0989640000000001 42184 98.450199999999995 103.4525 107.38209999999999 42184 0.98450199999999999 1.0345249999999999 1.0738209999999999 42185 97.048000000000002 103.9457 107.7329 42185 0.97048000000000001 1.0394570000000001 1.077329 42186 98.376400000000004 105.1163 108.9936 42186 0.98376400000000008 1.0511629999999998 1.089936 42187 97.712199999999996 104.1763 107.5515 42187 0.97712199999999994 1.041763 1.075515 42191 94.8339 103.7567 107.6024 42191 0.94833900000000004 1.0375669999999999 1.0760240000000001 42192 94.760099999999994 102.937 106.38760000000001 42192 0.94760099999999992 1.0293699999999999 1.063876 42193 93.284099999999995 100.9068 105.5886 42193 0.93284099999999992 1.0090680000000001 1.0558860000000001 42194 94.0959 102.0159 106.7363 42194 0.94095899999999999 1.020159 1.0673630000000001 42195 95.867199999999997 103.3796 108.0359 42195 0.95867199999999997 1.0337959999999999 1.0803590000000001 42198 95.867199999999997 104.565 108.84820000000001 42198 0.95867199999999997 1.04565 1.0884819999999999 42199 96.679000000000002 105.09050000000001 109.1341 42199 0.96679000000000004 1.050905 1.0913410000000001 42200 97.638400000000004 106.32940000000001 109.58159999999999 42200 0.97638400000000003 1.063294 1.0958159999999999 42201 98.450199999999995 107.3604 109.8823 42201 0.98450199999999999 1.073604 1.0988230000000001 42202 98.524000000000001 106.65219999999999 109.1409 42202 0.98524 1.066522 1.0914090000000001 42205 96.383799999999994 107.0778 109.62009999999999 42205 0.96383799999999997 1.070778 1.096201 42206 94.907700000000006 107.0703 109.188 42206 0.94907700000000006 1.070703 1.09188 42207 94.391099999999994 108.286 110.34529999999999 42207 0.94391099999999994 1.0828599999999999 1.103453 42208 93.505499999999998 107.3897 108.9024 42208 0.93505499999999997 1.0738970000000001 1.089024 42209 92.398499999999999 105.5856 107.9978 42209 0.92398499999999995 1.0558559999999999 1.0799779999999999 42212 98.302599999999998 104.4666 107.2154 42212 0.98302599999999996 1.0446660000000001 1.0721540000000001 42213 102.6568 104.9336 107.1979 42213 1.0265680000000001 1.049336 1.071979 42214 98.671599999999998 105.78579999999999 107.4425 42214 0.98671599999999993 1.057858 1.074425 42215 101.9926 106.1905 107.8991 42215 1.0199259999999999 1.0619050000000001 1.078991 42216 103.7638 105.4629 107.7518 42216 1.0376380000000001 1.054629 1.077518 42219 105.1661 105.2814 107.83580000000001 42219 1.051661 1.0528140000000001 1.0783580000000001 42220 104.5018 105.5553 108.16030000000001 42220 1.045018 1.055553 1.0816030000000001 42221 104.059 106.10760000000001 109.04 42221 1.0405899999999999 1.0610760000000001 1.0904 42222 103.7638 105.6662 108.3524 42222 1.0376380000000001 1.056662 1.0835239999999999 42223 104.72320000000001 105.331 107.80029999999999 42223 1.0472320000000002 1.05331 1.0780029999999998 42226 105.3137 107.0902 109.28619999999999 42226 1.053137 1.070902 1.092862 42227 106.4945 105.45050000000001 107.988 42227 1.064945 1.054505 1.07988 42228 104.6494 103.7811 106.1237 42228 1.046494 1.037811 1.061237 42229 103.3948 104.3416 106.55800000000001 42229 1.0339480000000001 1.0434159999999999 1.06558 42230 105.46129999999999 105.361 107.967 42230 1.054613 1.0536099999999999 1.0796699999999999 42233 107.0111 105.4391 108.1735 42233 1.070111 1.0543909999999999 1.0817350000000001 42234 105.7565 105.5442 107.99039999999999 42234 1.0575650000000001 1.055442 1.079904 42235 104.428 104.41759999999999 106.77030000000001 42235 1.0442799999999999 1.044176 1.0677030000000001 42236 102.952 101.4209 104.19280000000001 42236 1.02952 1.0142090000000001 1.041928 42237 104.1328 98.289000000000001 103.2311 42237 1.041328 0.98289000000000004 1.032311 42240 103.1734 92.941000000000003 98.603800000000007 42240 1.0317339999999999 0.92941000000000007 0.98603800000000008 42241 104.428 91.337299999999999 97.3 42241 1.0442799999999999 0.91337299999999999 0.97299999999999998 42242 105.5351 95.427899999999994 100.1972 42242 1.0553509999999999 0.95427899999999999 1.0019719999999999 42243 104.94459999999999 98.138300000000001 101.8154 42243 1.0494459999999999 0.98138300000000001 1.018154 42244 104.94459999999999 97.975200000000001 101.9832 42244 1.0494459999999999 0.97975199999999996 1.0198320000000001 42247 106.7897 97.717100000000002 102.7025 42247 1.0678969999999999 0.97717100000000001 1.0270250000000001 42248 105.23990000000001 93.528199999999998 99.182900000000004 42248 1.0523990000000001 0.93528199999999995 0.99182900000000007 42249 107.30629999999999 95.104500000000002 100.5371 42249 1.0730629999999999 0.95104500000000003 1.005371 42250 107.1587 95.943200000000004 101.0766 42250 1.0715870000000001 0.95943200000000006 1.0107660000000001 42251 106.4207 94.263499999999993 100.5269 42251 1.0642069999999999 0.94263499999999989 1.005269 42255 108.3395 96.871300000000005 102.9735 42255 1.0833950000000001 0.96871300000000005 1.0297350000000001 42256 107.7491 95.666200000000003 102.3105 42256 1.077491 0.95666200000000001 1.0231050000000002 42257 110.99630000000001 96.284400000000005 103.1366 42257 1.109963 0.96284400000000003 1.031366 42258 111.4391 96.162899999999993 103.2401 42258 1.1143909999999999 0.96162899999999996 1.0324009999999999 42261 115.941 96.259600000000006 103.5234 42261 1.1594100000000001 0.96259600000000001 1.035234 42262 120 97.783299999999997 104.69029999999999 42262 1.2 0.97783299999999995 1.0469029999999999 42263 120.8856 98.135300000000001 104.8801 42263 1.2088559999999999 0.98135300000000003 1.0488010000000001 42264 118.8192 95.883600000000001 102.9414 42264 1.1881919999999999 0.95883600000000002 1.0294140000000001 42265 122.583 93.564499999999995 101.16970000000001 42265 1.22583 0.93564499999999995 1.0116970000000001 42268 122.3616 94.703500000000005 102.4931 42268 1.223616 0.94703500000000007 1.024931 42269 123.83759999999999 93.487899999999996 101.7002 42269 1.2383759999999999 0.93487900000000002 1.017002 42270 122.87820000000001 93.570099999999996 102.3819 42270 1.228782 0.935701 1.023819 42271 123.1734 93.056600000000003 103.02379999999999 42271 1.2317340000000001 0.930566 1.030238 42272 122.50920000000001 94.913799999999995 103.55410000000001 42272 1.2250920000000001 0.94913799999999993 1.035541 42275 122.87820000000001 92.403000000000006 102.2034 42275 1.228782 0.92403000000000002 1.0220340000000001 42276 122.14019999999999 92.697900000000004 102.2675 42276 1.2214019999999999 0.926979 1.022675 42277 123.98520000000001 94.016000000000005 103.52760000000001 42277 1.239852 0.94016000000000011 1.0352760000000001 42277 42185 42094 42004 41912 41820 41729 41639 Loans September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 Commercial real estate $,247,175 $,234,090 $,236,659 $,249,164 $,261,836 $,265,129 $,268,863 $,331,462 $13,085 Construction, land development, land 52,446 46,743 52,203 42,914 45,996 43,040 39,230 37,626 $5,703 1-4 family residential properties 77,043 75,588 73,605 78,738 80,419 81,187 79,542 91,301 $1,455 Farmland 25,784 25,701 24,805 22,496 20,059 19,644 20,114 20,294 $83 Commercial ,468,055 ,454,161 ,371,614 ,364,566.5 ,340,316 ,328,361 ,234,986 ,255,655 $13,894 Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 Consumer 10,632 10,993 11,201 11,941 12,527 13,525 13,515 13,878 $-,361 Mortgage warehouse ,102,363 ,105,687 69,907 55,148 46,874 32,359 14,886 13,513 $-3,324 -3.1% Total loans $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 $32,622 2.8% $,179,423.5 0.17837510034770634 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 equip Equipment* $,143,483 $,138,018 $,118,273 $,106,354 $94,459.5 $71,198 $58,737.422149999991 $48,978.417549999998 $5,465 3.9596284542595894 Asset based lending (General)* 85,641 64,836 36,511 46,388 50,046.1 48,699.38659999998 39,643.64040000005 30,826.65713 $20,805 Asset based lending (Healthcare)* 66,832 65,083 59,572 41,770 40,885 45,751 0 0 $1,749 ABC Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 TCF Commercial finance $,497,759 $,467,653 $,385,808 $,375,422 $,354,502.6 $,321,920.3865999996 $,227,911.48619 $,197,175.7467999999 $30,106 6.4% $,111,951 0.29017283208227929 0.25821460605370899 Total loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 Commercial finance as a % of total 0.41994311993324901 0.40570965550686705 0.3814420146997467 0.37322835037069624 0.36279649057094226 0.34264418702375793 0.28465202910823101 0.22378311027478182 Community banking as a % of total 0.58005688006675094 0.59429034449313289 0.6185579853002533 0.62677164962930376 0.63720350942905779 0.65735581297624202 0.71534797089176894 0.77621688972521818 *TCF abbreviated Triumph Commercial Finance. THF abbreviated Triumph Health Care Finance ABL ,152,473 ,129,919 96,083 88,158 90,931.1 94,450.38659999991 39,643.64040000005 30,826.65713 $22,554 0.17360047414158053 $30,106 $81,845 6.4% 0.21213919877244639 91 91 365 365 0.25821460605370899 0.85088799507629598 ,172,099 ,186,224 BegBal Prov CO Rec EndBal (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance CRE Commercial real estate $385.78817982433196 $164.0521328953597 $-18.406470000000002 $0.76265000000000027 $532.59649271969158 constr Construction, land development, land 339.86845387216385 -19.563314057121701 0 12.571809999999999 333.27694981504214 1-4fam 1-4 family residential properties 182.28786331615527 176.45496121205952 -,144.87037999999993 2.1677299999999988 215.04017452821486 farm Farmland 12.796907360000001 5.8012048199999988 0 0 18.99811218 C&I Commercial 3,057.4738511739374 945.09904787984544 -1 1.5641500000000046 4,003.1370490537824 Fact Factored receivables 3,137.1218754499996 437.64657819999968 -,124.84399999999999 12.418000000000003 3,461.5424536499995 cons Consumer 86.723048132492011 81.950120986337794 -78.904239999999845 50.024059999999977 139.99298911882994 Mort Mortgage warehouse 118.0760981 19.900531300000019 0 0 138.37662940000001 Total Loans $7,320.1362772290804 $1,811.3412632364805 $-,368.2508999999975 $79.50839999999998 $8,842.9608504655607 (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance Equip Equipment* $990.08908425926916 $262.81430401193325 $0 $0 $1,253.3033882712025 ABL Asset based lending (General)* 955.17220410000004 92.470227699999924 0 0 1,047.1424317999999 ABLH Asset based lending (Healthcare)* 342.18 16.400174999999933 0 0 358.08017499999994 Fact Factored receivables 3,136.6218754499996 437.64657819999968 -,124.84399999999999 11.618000000000002 3,461.5424536499995 Commercial finance $5,424.631638092691 $809.3312849119327 $-,124.84399999999999 $11.618000000000002 $6,120.68448721202 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Non-interest bearing demand $12,048 $14,427 $17,986 $,150,238 $,155,879 $,176,245 $,154,749.83000999998 $,179,847.54459000003 $,167,538 $,164,560 $,167,931 Interest bearing deposits 48,151 50,342 50,516 ,481,080 ,479,412 ,514,259 ,461,252 ,479,480 ,481,728 ,474,229 ,455,354 Certificates of deposit ,163,185 ,197,218 ,215,221 ,354,940 ,356,844 ,367,731 ,439,603 ,455,901 ,474,413 ,500,451 ,526,732 Other brokered funds Brokered deposits 0 0 0 58,596 58,177 50,019 50,019 50,000 50,000 50,019 50,019 Total deposits ,223,384 ,261,987 ,283,723 1,044,854 1,050,312 1,108,254 1,105,623.8300099999 1,165,228.5445900001 1,173,679 1,189,259 1,200,036 Interest-bearing demand 0 0 0 ,199,826 ,209,170 ,248,992 ,209,491.49296 ,236,524.32788 ,231,718 ,228,909 ,206,603 Individual retirement accounts 27,959 29,974 30,647 54,512 54,709 53,856 53,010.99260000003 53,688.661569999997 55,773 56,285 58,619 Money market 20,192 20,368 19,869 ,157,406 ,142,522 ,138,204 ,125,369.75075000001 ,117,514.46862 ,120,001 ,116,019 ,117,888 Savings 0 0 0 69,336 73,011 73,207 73,303.316600000006 71,689.613289999994 74,236 73,016 72,244 Summary of fair values of assets acquired, liabilities assumed, consideration paid, and the resulting goodwill: Acquisition Summary (Dollars in thousands) Summary of Fair Values (Dollars in thousands) Fair value of net assets acquired: Cash $8,273.1309999999994 Equity of DMI (fair value of net DMI assets) $,146,454.85 Source Doral Money, Inc. Accounting Memo CLO securities 98,315.937000000005 CLO management contracts 1,918 SNC loans 36,764.720999999998 Fair value of net assets acquired ,148,372.85 Prepaid income tax 3,014.2130000000002 Other assets/liabilities 87.063000000000002 Consideration Transferred: Fair value of DMI net assets $,146,455.6499999997 Cash paid at closing ,133,262.51999999999 Fair value of CLO contracts 1,917.7850000000001 Sales price adjustment 2,601 Net fair value of acquired assets $,148,372.84999999998 Consideration Transferred ,135,864.17199999999 Consideration transferred -,135,864.17199999999 Bargain purchase gain, nontaxable $12,508.677999999985 Bargain purchase gain: $12,508.678 Transaction costs, net of tax -,157.93799999999999 Incremental bonus, net of tax -1,137.5 Escrow recovery from Doral Healthcare, net of tax 195 Net contribution of acquisition $11,408.239999999985

Non-GAAP Financial Reconciliation Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2015 2015 2014 2014 2014 Efficiency ratio: Net interest income $24,645 $19,725 $21,329 $20,395 $19,881 Noninterest income 4,769 16,659 3,721 15,804 2,633 Operating revenue 29,414 36,384 25,050 36,199 22,514 Less: gain on branch sale — — — 12,619 — Less: bargain purchase gain — 12,509 — — — Less: escrow recovery from Doral Healthcare Finance — 300 — — — Adjusted operating revenue $29,414 $23,575 $25,050 $23,580 $22,514 Total noninterest expenses $19,635 $20,783 $19,685 $18,461 $16,160 Less: merger and acquisition expenses — 243 — — — Less: incremental bonus accrual — 1,750 — — — Adjusted noninterest expenses $19,635 $18,790 $19,685 $18,461 $16,160 Efficiency ratio 66.75% 79.70% 78.58% 78.29% 71.78% Net noninterest expense to average assets ratio: Total noninterest expenses $19,635 $20,783 $19,685 $18,461 $16,160 Less: merger and acquisition expenses — 243 — — — Less: incremental bonus accrual — 1,750 — — — Adjusted noninterest expense $19,635 $18,790 $19,685 $18,461 $16,160 Total noninterest income $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain — 12,509 — — — Less: gain on branch sale — — — 12,619 — Less: escrow recovery from Doral Healthcare Finance — 300 — — — Adjusted noninterest income $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net noninterest expenses $14,866 $14,940 $15,964 $15,276 $13,527 Average total assets 1,511,045 1,449,791 1,427,475 1,354,207 1,359,503 Net noninterest expense to average assets ratio 3.95% 4.18% 4.44% 4.48% 3.99% A B A + B C A + B + C ($ in thousands) Non-Accrual Loans Restructured Loans Non-Performing Loans Other Real Estate Owned Non-Performing Assets TCB Quarterly Reports and Loans TSB Commercial real estate $1,995.4237699999999 $0 $1,995.4237699999999 $4,069 $6,064.4237699999994 Construction, land development, land 0 0 0 3,905 3,905 1-4 family residential properties 637.99248999999998 0 637.99248999999998 449 1,086.9924900000001 Farmland 0 0 0 0 0 Commercial 6,250.3588499999996 0 6,250.3588499999996 0 6,250.3588499999996 Factored receivables 650.70261199999993 0 650.70261199999993 0 650.70261199999993 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 PCI 6,205.8971299999994 0 6,205.8971299999994 0 6,205.8971299999994 Community Banking $15,740.374851999997 $0 $15,740.374851999997 $8,423 $24,163.374852000001 TCF equipment $839.68677000000002 $0 $839.68677000000002 $0 $839.68677000000002 TCF asset based lending 0 0 0 0 THF asset based lending 98.353589999999855 0 98.353589999999855 0 98.353589999999855 Factored receivables 0 0 0 0 Commercial finance $938.04035999999985 $0 $938.04035999999985 $0 $938.04035999999985 Total loans $16,678.415211999996 $8,423 $25,101.415212 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Community Banking 131.38499999999999 145.125 126.494 683.92392532000008 572.75551381000002 617.59696134000001 622.63633463000008 630.4559999999999 625.63800000000003 685.02599999999995 687.54200000000003 Equipment 15.093999999999999 20.239999999999998 22.992999999999999 48.978417549999996 58.737422149999993 71.197999999999993 94.459500000000006 106.354 118.273 138.018 143.483 Asset based lending (Healthcare) 0 0 0 0 0 45.750999999999998 40.884999999999998 41.77 59.572000000000003 65.082999999999998 66.831999999999994 Asset based lending (General) 5.5289999999999999 4.8449999999999998 12.436999999999999 30.826657130000001 39.643064040000006 48.699038659999999 50.046099999999996 46.387999999999998 36.511000000000003 64.835999999999999 85.641000000000005 Factored receivables 81.5 98.576999999999998 103.46899999999999 117.37 129.53100000000001 156.27199999999999 169.11199999999999 180.91 171.452 199.71600000000001 201.803 Q3 2015 Commercial Finance Products $497.75900000000001 Community Banking $687.54200000000003 Q3 2015 % of Total % of Commercial Finance Equipment $143.483 0.12105195220454552 0.28825797223154176 Asset based lending (Healthcare) $66.831999999999994 5.6% 0.13426577922247512 Asset based lending (General) $85.641000000000005 7.2% 0.1720531421832654 Factored receivables $201.803 0.17025464417898914 0.40542310636271767 Real Estate & Farmland $402.44799999999998 Commercial Real Estate $247.17500000000001 Commercial $172.09899999999999 Construction, Land Development, Land $52.445999999999998 Consumer $10.632 1-4 Family Residential Properties $77.043000000000006 Mortgage Warehouse $102.363 Farmland $25.783999999999999 Commercial $172.09899999999999 Consumer $10.632 Mortgage Warehouse $102.363 42277 % of Total % of Community Banking Commercial Real Estate $247.17500000000001 0.20853352861425076 0.35950531022104831 Construction, Land Development, Land $52.445999999999998 4.4% 7.6% 1-4 Family Residential Properties $77.043000000000006 6.5% 0.11205569986997159 Farmland $25.783999999999999 2.2% 3.8% Commercial $172.09899999999999 0.14519434304029102 0.25031052648420021 Consumer $10.632 .9% 1.5% Mortgage Warehouse $102.363 8.6% 0.14888254099385928 REAL ESTATE Commercial Real Estate $247.17500000000001 Construction, Land & Development $52.445999999999998 1-4 Family Residential $77.043000000000006 Farmland $25.783999999999999 COMMERCIAL $172.09899999999999 CONSUMER $10.632 MORTGAGE WAREHOUSE $102.363 FACTORED RECEIVABLES $201.803 EQUIPMENT FINANCE $143.483 HEALTHCARE ASSET $66.831999999999994 BASED LENDING ASSET BASED LENDING $85.641000000000005 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs (000's) Net Chargeoffs (NCOs) 91 6 1,456 140 -61 125 308.65942000000001 287.60610999999989 202 365 83 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets (000's) Non-performing Assets (NPAs) 15.756 14.305999999999999 13.907999999999999 26.175000000000001 24.117999999999999 25.59 27.582776999999997 25.100643000000002 23.790315620000001 19.272653999999999 17.744960858573311 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42185YTD 42094YTD 42004YTD 41912YTD 41820YTD 41729YTD 41639YTD 42277 42185 42094 42004 41912 41820 41729 41639 42185 42094 42004 41912 41820 41729 41639 QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, June 30, March, 31, December 31, September 30, June 30, March 31, December 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2015 2015 2014 2014 2014 2014 2013 Interest income: InterestFeesLoans Loans, including fees $15,716 $17,158 $13,239 $14,138 $13,706 $13,860 $14,376 $12,906 $14,234 $13,239 $56,080 $41,942 $28,236 $14,376 $23,262 4406999 Factored receivables, including fees 8,829 8,654 7,509 8,367 7,681 6,838 5,272 5,205 16,163 7,509 28,158 19,791 12,110 5,272 17,938 4209999 Taxable securities 649 659 678 644 666 663 657 618 1,337 678 2,630 1,986 1,319 657 1,225 4208999 Tax exempt securities 17 16 12 14 15 15 16 39 28 12 60 46 31 16 39 4109999 Cash deposits 92 110 141 117 50 77 58 74 251 141 302 185 135 58 166 4999999 Total interest income 25,303 26,597 21,579 23,280 22,118 21,453 20,379 18,842 32,013 21,579 87,230 63,950 41,831 20,379 42,630 Interest expense: 5109999 Deposits 1,764 1,667 1,570 1,498 1,289 1,141 1,108 1,103 3,237 1,570 5,036 3,538 2,249 1,108 3,560 5201699 Senior secured note 0 0 0 173 134 137 140 123 0 0 584 411 276 140 123 5201999 Junior subordinated debentures 283 278 272 276 276 272 271 247 550 272 1,095 819 543 271 247 Other borrowings 25 7 12 4 24 22 5 11 19 12 55 51 28 5 3 5709999 Total interest expense 2,072 1,952 1,854 1,951 1,723 1,572 1,524 1,484 3,806 1,854 6,770 4,819 3,096 1,524 3,947 5799999 Net interest income 23,231 24,645 19,725 21,329 20,395 19,881 18,855 17,358 28,207 19,725 80,460 59,131 38,735 18,855 38,683 5809999 Provision for loan losses 165 2,541 645 1,811 1,375 1,747 925 1,057 3,186 645 5,858 4,047 2,672 925 3,412 5999999 Net interest income after provision for loan losses 23,066 22,104 19,080 19,518 19,020 18,134 17,930 16,301 25,021 19,080 74,602 55,084 36,063 17,930 35,271 Non-interest income: 6109999 Service charges on deposits 710 666 612 647 811 813 738 703 1,278 612 3,009 2,363 1,552 738 703 6112999 Card income 574 578 523 516 544 548 490 405 1,101 523 2,098 1,582 1,037 490 405 6206999 Net OREO gains/(losses) and valuation adjustments -58 52 26 -,242 -11 -,252 -77 86 78 26 -,582 -,340 -,329 -77 154 6201000 Net gains on sale of securities 15 242 0 61.62196999999999 9.5398499999999995 0 16.29447 0 242.32840999999999 0 88.456289999999996 25.834319999999998 16.29447 16.29447 -0.58610000000000007 6207999 Net gains on sale of loans 363 491 542 437 484 319 255 494 1,033 542 1,495 1,058 575 255 846 6308999 Fee income 542 502 422 553 448 421 398 355 924 422 1,820 1,267 819 398 1,189 6202999 Gain on branch sale 0 0 0 0 12,619 0 0 0 0 0 12,619 12,619 0 0 0 6306999 Bargain purchase gain 1,708 0 12,509 0 0 0 0 9,014 12,509 12,509 0 0 0 0 9,014 6301999 Asset management fees 1,744 1,274 958 486 374 129 0 0 2,232 958 989 503 129 0 0 Other 700 964 1,067 1,262.3780299999999 525.46014999999898 655 788.70552999999995 465 2,030.6715899999981 1,067 3,230.5437099999981 1,968.1656799999982 1,443.7055300000002 788.70552999999995 702.58610000000044 6999999 Total non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 11,522 21,428 16,659 24,767 21,046 5,243 2,609 13,013 Non-interest expense: 7199999 Salaries and employee benefits 12,416 12,042 13,269 12,752 11,032 9,471 8,876 8,322 25,311 13,269 42,131 29,379 18,347 8,876 20,737 7299999 Occupancy, furniture and equipment 1,575 1,555 1,572 1,429 1,319 1,336 1,390 1,119 3,127 1,572 5,474 4,044 2,725 1,390 2,465 7401999 FDIC insurance and other regulatory assessments 252 271 263 221 280 280 261 283 534 263 1,042 821 541 261 499 7403999 Professional fees 1,344 852 1,327 1,146 1,043 793 592 1,455 2,179 1,327 3,574 2,428 1,385 592 2,460 7801999 Amortization of intangible assets 1,179 895 764 727 746 724 726 620 1,659 764 2,923 2,196 1,451 726 620 7701999 Advertising and promotion 618 526 543 366 1,102 683 443 222 1,069 543 2,594 2,228 1,126 443 682 7602999 Communications and technology 951 927 886 961 954 945 888 754 1,813 886 3,748 2,787 1,834 888 1,412 Other 2,210 2,567 2,159 2,083 1,985 1,928 1,720 1,882 4,726 2,159 7,716 5,634 3,647 1,720 3,616 7899999 Total non-interest expense 20,545 19,635 20,783 19,685 18,461 16,160 14,896 14,657 40,418 20,783 69,202 49,517 31,056 14,896 32,724 7909999 Net income before income tax 8,819 7,238 14,956 3,554 16,363 4,607 5,643 13,166 6,031 14,956 30,167 26,613 10,250 5,643 48,284 7919999 Income tax expense 2,891 2,586 912 747 6,089 1,626 1,916 1,449 3,498 912 10,378 9,631 3,541 1,916 2,133 7999999 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,981 $3,727 $11,717 $2,533 $14,044 $19,789 $16,982 $6,709 $3,727 $13,427 9999991 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 -,696 -,579 -,399 -,387 -,192 -2,840 -2,054 -1,275 -,579 -1,588 9999992 Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,318 $2,146 $13,852 $16,949 $14,928 $5,434 $3,148 $11,839 365 365 92 92 91 90 92 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42004 41912 41820 41729 41639 AvgAssets 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 1,164,757.71273 5799999 #REF! #REF! #REF! #REF! #REF! 6999999 #REF! #REF! #REF! #REF! #REF! 5809999 #REF! #REF! #REF! #REF! #REF! 7899999 #REF! #REF! #REF! #REF! #REF! 7919999 #REF! #REF! #REF! #REF! #REF! 7999999 #REF! #REF! #REF! #REF! #REF! Return on average assets 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 3.991108388855516E-2 Efficiency ratio * 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q1 2014 Net interest margin #REF! #REF! #REF! #REF! #REF! Noninterest income #REF! #REF! #REF! #REF! #REF! Noninterest expense #REF! #REF! #REF! #REF! #REF! Net noninterest expense #REF! #REF! #REF! #REF! #REF! Pretax preprovision ROA #REF! #REF! #REF! #REF! #REF! Provision for loan & lease losses #REF! #REF! #REF! #REF! #REF! Pretax ROA #REF! #REF! #REF! #REF! #REF! Tax expense #REF! #REF! #REF! #REF! #REF! Return on average assets #REF! #REF! #REF! #REF! #REF! Efficiency ratio* 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Check ROA #REF! #REF! #REF! #REF! #REF! Nonperforming Assets Dec 31, Sep 30, Jun 30, Mar 31, Dec 31, (Dollars in thousands) 2014 2014 2014 2014 2013 Commercial real estate $1,995 $2,229.4071900000004 $259.05792357757764 $268.53541083089431 $276 Construction, land development, land 0 11.6 0 0 0 1-4 family residential properties 638 879.05610999999999 473.97733266666671 477.16052266666668 454 Farmland 0 0 0 0 0 Commercial 7,188 6,860.8523999999998 6,251.2413180933563 5,224.3902780933568 5,438 Factored receivables 651 812.6 133 58 89 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 Purchase credit impaired 6,206 6,770.1842999999981 7,369.7234256623988 4,514.9137884090824 6,135 Total nonperforming loans 16,678 17,563.699999999997 14,487 10,543 12,392 OREO acquired through foreclosure, net 8,423 10,019.4 11,103 13,575 13,783 Total nonperforming assets $25,101 $27,583.1 $25,590 $24,118 $26,175 Nonperforming assets to total assets 1.7336165945391179E-2 2.0465067465599444E-2 1.8200000000000001E-2 1.8599999999999998E-2 2.0299999999999999E-2 Nonperforming loans to total loans held for investment 1.6580834852735617E-2 1.7974924754819939E-2 1.54E-2 1.32E-2 1.4067303282522125E-2 Total past due loans to total loans held for investment 2.5674809469935715E-2 2.6055249048497705E-2 2.8199999999999999E-2 2.9899999999999999E-2 2.7816449016242334E-2 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 42277 42185 42094 42004 41912 41820 41729 365 365 365 365 365 365 365 92 91 90 92 92 91 90 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Manual Adj Dilutive effect of preferred stock 0 0 0 0 0 0 192 Manual Adj Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 6306999 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Manual Adj Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Manual Adj Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Diluted_Shrs Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Manual Adj Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16149825243375751 $0.2305633808643695 $0.31674073405328945 AvgCmnEqty Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Manual Adj Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity ,250,891 N/A ,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A AvgAssets Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets 1,563,989.7617899999 N/A 1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 7.3918758101229869E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 AvgTangEq Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 6306999 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Manual Adj Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 243 0 0 0 0 Manual Adj Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 AvgAssets Average total assets $1,565,697.7617899999 $1,511,045.2271500002 $1,449,791 $1,427,474.7515699998 $1,354,206.5291800001 $1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% DisAcrLYLD Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% DisAcrLNIM Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 3100799 3100899 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Shares outstanding end of period Common shares outstanding 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16148593101374989 $0.2305633808643695 $0.31674073405328945 Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity $,250,891 N/A $,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets $1,563,989.7617899999 N/A $1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 6.853469074332541E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, 3340 (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 0 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 243 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 Average total assets 1,565,697.7617899999 1,511,045.2271500002 1,449,791 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, #REF! (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 #REF! Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Common shares outstanding at end of period 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Yield on loans GAAP / Reported 0.12239999999999999 0.1229 0.12859999999999999 9.3799999999999994E-2 9.1749358297483319E-2 8.8303024444554082E-2 8.6561402229709025E-2 8.9767420092723954E-2 8.4957323547613289E-2 9.4944990035923063E-2 8.3393056676373922E-2 Adjusted yield on loans Adjusted 0.11169999999999999 0.11559999999999999 0.12479999999999999 7.6899999999999996E-2 7.7317465081969475E-2 7.7452772832623876E-2 8.0323701620639953E-2 8.2905499529188922E-2 8.0397688995995198E-2 8.9601558838512063E-2 7.959529152802923E-2 SNL U.S. Bank $1B-$5B 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net interest margin GAAP / Reported 8.7499999999999994E-2 9.0399999999999994E-2 9.06E-2 6.6799999999999998E-2 6.8500000000000005E-2 6.5847248715805218E-2 6.6862529147636018E-2 6.5799999999999997E-2 6.1100000000000002E-2 7.1999999999999995E-2 6.453943023929222E-2 Adjusted Net interest margin Adjusted* 7.9200000000000007E-2 8.4599999999999995E-2 8.7599999999999997E-2 5.4300000000000001E-2 5.7333693858374217E-2 5.7421265334969537E-2 6.1879312301024919E-2 6.0518137873070678E-2 5.7604540171474206E-2 6.7780562435600544E-2 6.1436271756382291E-2 SNL U.S. Bank $1B-$5B** 3.7699999999999997E-2 3.7999999999999999E-2 3.8300000000000001E-2 3.85E-2 3.7400000000000003E-2 3.7199999999999997E-2 3.7400000000000003E-2 3.7400000000000003E-2 3.6999999999999998E-2 3.6600000000000001E-2 3.61E-2 SNL Industry Trends and statistics https://www.snl.com/interactivex/indstats.aspx?Defaults=5&IndStatsMC=34372&State=0&IndStatsEnergy=578&IndStatsGaming=33190&ReitIndustry=0&SpecLendIndustry=0&InsuranceType=-1&FocusIndustry=0&SecInvIndustry=0&KeyPortfolioFilter=0&IndStatsMetalsAndMining=578&FinTechIndustry=0&IndStatsCoal=578&InsuranceIndustry=0&SpecLendType=0&IndStatsSecInv=578&IndStatsEuroBanking=577&GeographyGlobalRegion=0&IndStatsNaturalGas=578&IndStatsInvComp=578&submit=Apply&SecInvType=0&IndStatsBanking=2619&EnergyIndustry=0&IndStatsSpecLender=578&Form_Name=UserInputs&Refreshed=1&InvCoIndustry=0&ReitType=-1&BankIndustry=1&FinPerfMarketCap=0&FinPerfAssets=0&IndStatsAsiaBanking=577&InvCoType=0&IndStatsInsurance=578&IndStatsIntlREIT=577&IndStatsHomeBuilder=6942&IndStatsLatinAmericaBanking=577&IndStatsREIT=9091 1Q13Rate 2Q13Rate 3Q13Rate 4Q13Rate 1Q14Rate 2Q14Rate 3Q14Rate 4Q14Rate 1Q15Rate 2Q15Rate 3Q15Rate 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 CID 1.4567505892738081E-2 1.3581513959858292E-2 1.3493082739333025E-2 5.4685335335321718E-3 5.0529505930945774E-3 4.9723382763107943E-3 5.6235418025325995E-3 6.0661803781625586E-3 6.4000000000000003E-3 6.54517963379995E-3 6.8796934733585564E-3 COD 1.3885780781452804E-2 1.321966735986289E-2 1.2723474935752302E-2 4.6719332532512347E-3 4.3476729152817882E-3 4.198981848319152E-3 4.7710329749966873E-3 5.1946634995848609E-3 5.4999999999999997E-3 5.6097701311609068E-3 5.8852630913512095E-3 CTF 1.373441322797345E-2 1.3068238413322037E-2 1.2408922593904649E-2 5.8716766893925267E-3 5.6330084733198548E-3 5.3177644688143901E-3 5.8729585528498511E-3 6.4875091454054106E-3 6.3E-3 6.2941260201030058E-3 6.4046469275360288E-3 42277 42185 42094 42004 41912 41820 41729 41639 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 ASSETS 1109999 Total cash and cash equivalents $,115,783 $99,714 $,178,442 $,160,888 $75,625 $85,716 $,106,951 $85,797 1208999 Securities - available for sale ,156,820 ,158,693 ,161,360 ,162,024 ,165,489 ,168,694 ,165,276 ,184,654 1205999 Securities - held to maturity 747 746 746 745 745 744 744 743 1405999 Loans held for sale 2,174 4,096 3,401 3,288 7,295 4,088 4,902 5,393 1406999 Loans held for investment 1,185,301 1,152,679 1,011,446 1,005,878 ,977,139 ,939,517 ,800,667 ,881,099 1407999 Allowance for loan and lease losses ,-11,544 ,-11,462 -9,286 -8,843 -7,320 -6,253 -4,631 -3,645 1408999 Loans, net 1,173,757 1,141,217 1,002,160 ,997,035 ,969,819 ,933,264 ,796,036 ,877,454 1510999 Branch assets held for sale 0 0 0 0 0 80,331 88,692 0 1800999 FHLB and FRB stock 7,992 5,707 4,466 4,903 5,826 7,976 5,233 5,802 1509999 Premises and equipment, net 21,807 21,677 21,716 21,933 21,744 20,708 20,502 23,344 1609999 Other real estate owned ("OREO"), net 6,201 6,322 6,991 8,423 10,019 11,103 13,575 13,783 1709999 Goodwill and intangible assets, net 28,995 30,174 30,211 29,057 29,783 31,043 27,792 28,518 1802999 Bank-owned life insurance 29,406 29,295 29,193 29,083 28,955 28,829 28,695 28,554 1808999 Deferred tax asset, net 15,838 15,582 14,983 15,956 16,523 20,178 Other assets 21,943 16,036 19,074 14,563 15,975 14,398 38,712 34,197 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 LIABILITIES 2106999 Non-interest bearing deposits $,167,931 $,164,560 $,167,538 $,179,848 $,154,750 $,176,245 $,155,879 $,150,238 2107999 Interest bearing deposits 1,032,105 1,024,699 1,006,141 ,985,381 ,950,874 ,932,009 ,894,433 ,894,616 2199999 Total deposits 1,200,036 1,189,259 1,173,679 1,165,229 1,105,624 1,108,254 1,050,312 1,044,854 2300899 Customer repurchase agreements 15,584 13,011 8,666 9,282 15,644 15,313 17,670 11,330 2301999 Federal Home Loan Bank advances 61,000 19,000 0 3,000 0 70,000 20,750 21,000 2300999 Senior secured note 0 0 0 0 11,630 11,944 12,259 12,573 2303999 Junior subordinated debentures 24,620 24,553 24,487 24,423 24,359 24,296 24,233 24,171 Other liabilities 16,304 25,957 13,234 8,455 14,713 11,341 7,705 13,714 2999999 Total liabilities 1,317,544 1,271,780 1,220,066 1,210,389 1,171,970 1,241,148 1,132,929 1,127,642 EQUITY 3100799 Preferred stock series A 4,550 4,550 4,550 4,550 4,550 4,550 4,550 4,550 3100899 Preferred stock series B 5,196 5,196 5,196 5,196 5,196 5,196 5,196 5,196 3101999 Common stock 181 181 180 180 99 98 98 98 3102999 Additional paid-in-capital ,193,465 ,192,605 ,191,745 ,191,049 ,105,304 ,104,827 ,104,744 ,104,631 3103999 Treasury stock, at cost -,184 -,170 -,161 -,161 -68 -4 0 0 3105999 Retained earnings 59,785 54,053 49,596 35,744 34,014 24,519 22,111 18,992 3106999 Accumulated other comprehensive income 926 1,064 1,571 951 836 841 485 133 3107999 Total stockholders’ equity ,263,919 ,257,479 ,252,677 ,237,509 ,149,931 ,140,027 ,137,184 ,133,600 3108999 Noncontrolling interests 0 0 0 0 25,897 25,897 26,997 26,997 3109999 Total equity ,263,919 ,257,479 ,252,677 ,237,509 ,175,828 ,165,924 ,164,181 ,160,597 3999999 Total liabilities and equity $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 Assets = Liabilities - Shareholders' Equity Audit 0 0 0 0 0 0 0 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 7199999 Salaries and employee benefits 3,754 4,121 4,540 8,322 8,876 9,471 11,032 12,752 13,269 12,042 12,416 7299999 Occupancy, furniture and equipment 427 430 488 1,119 1,390 1,336 1,319 1,429 1,572 1,555 1,575 7403999 Professional fees 114 546 345 1,455 592 793 1,043 1,146 1,327 852 1,344 7701999 Advertising and promotion 183 103 175 222 443 683 1,102 366 543 526 618 7602999 Communications and technology 212 217 230 754 888 945 954 961 886 927 951 Other 657 756 769 2,785 2,707 2,932 3,011 3,031 3,186 3,733 3,641 7899999 Total non-interest expense 5,347 6,173 6,547 14,657 14,896 16,160 18,461 19,685 20,783 19,635 20,545 Efficiency ratio * Efficiency Ratio 0.78290924512298554 0.78582834331337326 0.79703075291622483 0.66753926701570676 0.73847093921857587 Salaries and employee benefits as a % of total expense 0.70207593042827754 0.6675846427992872 0.69344738047960897 0.56778331172818453 0.59586466165413532 0.58607673267326732 0.59758409620280595 0.64780289560579118 0.63845450608670551 0.61329258976317802 0.60433195424677533 7401999 FDIC insurance assessment 72 65 79 283 261 280 280 221 263 271 252 7802999 Carrying costs for OREO 57 96 28 52 132 100 73 68 79 86 68 7801999 Amortization of intangible assets 0 0 0 620 726 724 746 727 764 895 1,179 Salaries and employee benefits $12,416 Occupancy, furniture and equipment $1,575 Professional fees $1,344 Advertising and promotion $618 Communications and technology $951 Other $3,641 Salaries and employee benefits $12,042 Occupancy, furniture and equipment $1,555 Professional fees $852 Advertising and promotion $526 Communications and technology $927 Other $3,733 Loans 41364 41455 41547 41639 41729 41820 41912 42004 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 (Dollars in thousands) Commercial real estate $,108,363.66105 $,101,316.68778999998 $91,712.208810000011 $,331,271 $,268,688 $,264,730 $,261,836 $,249,406 Construction, land development, land 0 4,555.1998400000002 3,862.91723 37,626 39,230 43,040 45,996 42,914 1-4 family residential properties 3,668.3402299999998 3,429.4557800000011 3,138.8316599999989 91,301 79,542 81,187 80,419 78,624 Farmland 777.29686000000004 770.7398199999999 765.30088999999987 20,294 20,114 19,644 20,059 23,246 Commercial 39,198.590480000006 53,972.176519999979 54,314.22990000012 ,255,655 ,234,986 ,328,760 ,340,316 ,363,689 Factored receivables 81,500.28919999997 98,576.595730000001 ,103,469.17259 ,117,370 ,129,531 ,156,272 ,169,112 ,180,910 Consumer 0 0 0 13,878 13,515 13,525 12,527 11,941 Mortgage warehouse 0 6,166.506599999999 8,130.8033199999991 13,513 14,886 32,359 46,874 55,148 Total Loans $,233,507.91753999999 $,268,786.90613999998 $,265,393.25748999999 $,880,908 $,800,492 $,939,517 $,977,139 $1,005,878 (Dollars in thousands) TCF Equipment* TCF Asset Based Lending* THF Asset Based Lending* Factored Receivables Commercial Finance Current Quarter End Date 42277 Prior Quarter End Date 42185 PPQ End Date 42094 PQY End Date 41912 PYE End Date 42004 PQ Month End 6 CQ Month End 9 Quarter a_CQtrNum 3rd CQ Number QTR Text a_CQtrTxt third CQ Text QTR Text a_CQtrTxtCap Third CQ Text Capitalized Year 2015 Month a_CQtr September CQ Month Year Days a_CQtrEnded September 30, 2015 CQ Full Date Quarter a_PQtrNum 2nd PQ Number QTR Text a_PQtrTxt second PQ Text Month a_PQtr June PQ Month Year Days a_PQtrEnded June 30, 2015 PQ Full Date a_CYr 2015 Current Year a_PYr 2014 Prior Year 7999999 a_CQtrNetInc 5.9279999999999999 CQ Net Income 7999999 a_PQtrNetInc 4.6520000000000001 PQ Net Income 9999992 a_CQtrNetIncCom 5.7320000000000002 CQ Net Income to Common Stockholders 9999992 a_PQtrNetIncCom 4.4569999999999999 PQ Net Income to Common Stockholders 5799999 a_CNetIntInc 23.231000000000002 CQ Net Interest Income 5799999 a_PNetIntInc 24.645 PQ Net Interest Income 5809999 a_CQProv 0.16500000000000001 CQ Provision Cost of interest bearing deposits a_CQ_CostIntBearDeps 6.8796934733585564E-3 CQ Cost of Interest Bearing Deposits Cost of interest bearing deposits a_PQ_CostIntBearDeps 6.54517963379995E-3 PQ Cost of Interest Bearing Deposits Cost of total funds a_Cost_Of_Total_Funds_CQ 6.4046469275360288E-3 CQ Cost of Total Funds Cost of total funds a_Cost_Of_Total_Funds_PQ 6.2941260201030058E-3 PQ Cost of Total Funds 5809999 a_PQProv 2.5409999999999999 PQ Provision Diluted earnings per share a_CQEPS 0.3189070282330756 CQ Diluted EPS Diluted earnings per share a_PQEPS 0.2502109749029191 PQ Diluted EPS Return on average assets a_CQROA 1.5020682981696912E-2 CQ Return on Average Assets Return on average assets a_PQROA 1.2347404317062754E-2 PQ Return on Average Assets Return on average common equity a_CQROCE 9.00284124502541E-2 CQ Return on Average Common Equity Return on average common equity a_PQROCE 7.2697830172170172E-2 PQ Return on Average Common Equity Tangible common stockholders' equity to tangible assets a_TangibleCommonEquity_to_TangibleAssets 0.14504508825767878 CQ Tangible Common Equity to Tangible Assets Month_Num EOM Mont_ID Month Days YTD_Days Quarter QTR Text Year Net interest margin a_CQNim 6.453943023929222E-2 CQ Net Interest Margin 1 1/31/2015 1/2015 January 31 31 1 1st first 2015 Net interest margin a_PQNim 7.1999999999999995E-2 PQ Net Interest Margin 2 2/28/2015 2/2015 February 28 59 1 1st first 2015 a_CQ_NIM_Chg 74.605697607077744 CQ Net Interest Margin Change from PQ 3 3/31/2015 3/2015 March 31 90 1 1st first 2015 Adjusted Net interest margin a_CQNimAdj 6.1436271756382291E-2 CQ Net Interest Margin - Adjusted 4 4/30/2015 4/2015 April 30 120 2 2nd second 2015 Adjusted Net interest margin a_PQNimAdj 6.7780562435600544E-2 PQ Net Interest Margin - Adjusted 5 5/31/2015 5/2015 May 31 151 2 2nd second 2015 Yield on loans a_CQYld 8.3393056676373922E-2 CQ Yield on Loans 6 6/30/2015 6/2015 June 30 181 2 2nd second 2015 Yield on loans a_PQYld 9.4944990035923063E-2 PQ Yield on Loans 7 7/31/2015 7/2015 July 31 212 3 3rd third 2015 a_CQ_Yield_Chg 114.99999999999996 CQ Yield on Loans Change from PQ 8 8/31/2015 8/2015 August 31 243 3 3rd third 2015 Adjusted yield on loans a_CQYldAdj 7.959529152802923E-2 CQ Yield on Loans - Adjusted 9 9/30/2015 9/2015 September 30 273 3 3rd third 2015 Adjusted yield on loans a_PQYldAdj 8.9601558838512063E-2 PQ Yield on Loans - Adjusted 10 10/31/2015 10/2015 October 31 304 4 4th fourth 2015 1407999 a_CQALLL 11.544 CQ ALLL 11 11/30/2015 11/2015 November 30 334 4 4th fourth 2015 1407999 a_PQALLL 11.462 PQ ALLL 12 12/31/2015 12/2015 December 31 365 4 4th fourth 2015 ALLL to total loans a_CQResRat 9.7392982879454248E-3 CQ Reserve Ratio ALLL to total loans a_PQResRat 9.943791810209086E-3 PQ Reserve Ratio Net charge-offs (000's) a_CQNcos 8.3000000000000004E-2 CQ Net Charge Offs Net charge-offs (000's) a_PQNcos 0.36499999999999999 PQ Net Charge Offs Nonperforming assets to total assets a_CQNpaAsset 1.1220598179390419E-2 CQ NPAs to Total Assets Nonperforming assets to total assets a_PQNpaAsset 1.2602609499110353E-2 PQ NPAs to Total Assets a_CQ_NPAs_to_Assets_Chg 13.820113197199335 CQ NPAs to Total Assets Change from PQ Past due to total loans a_CQ_Past_Due_to_Total_Loans 2.137702619720502E-2 CQ Past Due to Total Loans 6999999 a_CQNonIntInc 6.298 CQ Noninterest Income 6999999 a_PQNonIntInc 4.7690000000000001 PQ Noninterest Income 7899999 a_CQNonIntExp 20.5 CQ Noninterest Expense 7899999 a_PQNonIntExp 19.600000000000001 PQ Noninterest Expense 1406999 a_CQLoan 1.1853009999999999 CQ Total Loans 1406999 a_PQLoan 1.152679 PQ Total Loans 1406999 1.005878 PY Total Loans a_CQ_Loan_Change 32.621999999999929 CQ Total Loans Dollar Change from PQ a_CQ_Loan___Change 2.8% CQ Total Loans Percent Change from PQ a_CY_Loan_Dollar_Change 179.42299999999989 CQ Total Loans Dollar Change from PY a_CY_Loan_Percent_Change 0.1783745146031625 CQ Total Loans Percent Change from PY 2199999 a_CQ_total_Deposits 1.2000360000000001 CQ Total Deposits 2199999 a_PQ_total_Deposits 1.1892590000000001 PQ Total Deposits a_CQ_total_Deposits_Change 10.777000000000037 CQ Total Deposits Dollar Change from PQ a_CQ_total_Deposits___Change .9% CQ Total Deposits Percent Change from PQ 2106999 a_CQ_NIB 0.167931 CQ NonInterest Bearing Deposits a_NIB_Pct_of_TotalDeposits 0.13993830185094447 CQ NonInterest Bearing Deposits as Percent of Total Deposits a_NonTimeDeposits_Pct_of_TotalDeps 0.4705408837734868 Non Time Deposits as Percent of Total Deposits TCF a_CQ_Commercial_Finance 497.75900000000001 CQ Commercial Finance TCF a_PQ_Commercial_Finance 467.65300000000002 PQ Commercial Finance a_CQ_Commercial_Finance_Change 30.105999999999995 CQ Commercial Finance Dollar Change from PQ a_CQ_Commercial_Finance___Change 6.4% CQ Commercial Finance Percent Change from PQ Net interest margin a_CYNim 6.5933731914670113E-2 CY Net Interest Margin 2Q15 2Q15 2Q15 1Q15 1Q15 1Q15 2Q15Balance 2Q15 2Q15Rate 1Q15Balance 1Q15 1Q15Rate September 30, 2015 June 30, 2015 Average Average Average Average (Dollars in thousands) Balance Interest Rate Balance Interest Rate Interest earning assets: Interest earning cash balances $96,566 $92 3.7797982726839674E-3 $,119,969 $110 3.6776899966557293E-3 $0 Hard Code Taxable securities ,154,254 598 1.5380476357177124E-2 ,153,073 609 1.5957695398223774E-2 0 Tax exempt securities 2,554 17 2.6407851281876678E-2 3,643 16 1.7616202079556456E-2 0 FHLB and FRB stock 6,959 51 2.9075579324865517E-2 5,288 50 3.792538777410185E-2 Loans 1,167,670 24,545 8.3396524330690516E-2 1,090,472 25,812 9.4942051104153394E-2 0 Total interest earning assets $1,428,003 $25,303 7.0298803415618213E-2 $1,372,445 $26,597 7.7730090987452843E-2 Non-interest earning assets: Other assets ,137,695 ,138,600 Total assets $1,565,698 $1,511,045 Interest bearing liabilities: Deposits: Interest bearing demand $,211,823 $32 5.9935191994793025E-4 $,239,033 $36 6.040822999150928E-4 Individual retirement accounts 57,227 177 1.2270925627231293E-2 55,778 168 1.2080859009755709E-2 Hard Code Money market ,116,375 66 2.2500350254518282E-3 ,116,517 66 2.2719884199324967E-3 Hard Code Savings 72,617 9 4.9171022954859662E-4 74,088 9 4.8724356304531225E-4 Certificates of deposit ,509,224 1,354 1.054908611158735E-2 ,485,533 1,263 1.0433645335907385E-2 Brokered deposits 50,002 126 9.9974261899089256E-3 50,002 125 1.0027071444614743E-2 Total deposits 1,017,268 1,764 6.8796799475355228E-3 1,020,951 1,667 6.5491083130519304E-3 0 Junior subordinated debentures 24,580 283 4.5678264407259347E-2 24,513 278 4.5488310082606981E-2 0 Short-term borrowings 69,778 25 1.4214334404639806E-3 28,862 7 9.7279894244761559E-4 0 Total interest bearing liabilities $1,111,626 $2,072 7.3949644778088094E-3 $1,074,326 $1,952 7.2877790814432014E-3 Non-interest bearing liabilities and equity: Non-interest bearing demand deposits ,171,887 ,170,240 Other liabilities 19,841 10,825 Total equity ,262,344 ,255,654 Total liabilities and equity $1,565,698 $1,511,045 Net interest income $23,231 $24,645 Interest spread 6.2903838937809403E-2 7.0442311906009636E-2 Net interest margin 6.4542208518682628E-2 7.202534467743639E-2 42277 42185 42094 42004 41912 41820 41729 41639 As of and For the Three Months Ended Key Metrics September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Performance ratios - annualized Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average tangible common equity (ROATCE) Return on average tangible common equity (ROATCE) (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.4999999999999997E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Net interest margin Net interest margin 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality(2) Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Per Share Amounts Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Net noninterest expense to average assets Unadjusted Net noninterest expense to average assets (1) 3.6104231415205072E-2 3.9462048685496381E-2 1.1534553084965307E-2 4.4371011654619083E-2 7.78224729002692E-3 3.9911035828657786E-2 3.9204150615991543E-2 3.5266000745935028E-2 42277 42185 42094 42004 41912 41820 41729 41639 41547 41455 41364 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, September 30, June 30, March 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2013 2013 2013 Noninterest bearing demand Non-interest bearing demand $,167,931 $,164,560 $,167,538 $,179,847.54459000003 $,154,749.83000999998 $,176,245 $,155,879 $,150,238 $17,986 $14,427 $12,048 Interest-bearing demand Interest bearing demand ,206,603 ,228,909 ,231,718 ,236,525 ,209,491.49296 ,248,992 ,209,170 ,199,826 0 0 0 Individual Retirement Accounts Individual retirement accounts 58,619 56,285 55,773 55,034 54,378 53,856 54,709 54,512 30,647 29,974 27,959 Money Market Money market ,117,888 ,116,019 ,120,001 ,117,514.46862 ,125,371 ,138,204 ,142,522 ,157,406 19,869 20,368 20,192 Savings Savings 72,244 73,016 74,236 70,407 72,012 73,207 73,011 69,336 0 0 0 Certificates of deposit Certificates of deposit ,526,732 ,500,451 ,474,413 ,455,901 ,439,603 ,367,731 ,356,844 ,354,940 ,215,221 ,197,218 ,163,185 Other brokered funds Brokered deposits 50,019 50,019 50,000 50,000 50,019 50,019 58,177 58,596 0 0 0 Total deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229.1321 $1,105,624.3229700001 $1,108,254 $1,050,312 $1,044,854 $,283,723 $,261,987 $,223,384 ,635,370 ,606,755 ,580,186 ,560,935 ,544,000 ,471,606 ,469,730 ,468,048 ,245,868 ,227,192 ,191,144 0.5294591162265132 0.51019584463939305 0.49433107348772537 0.48139463885706313 0.49202969643311734 0.42553963261129668 0.44722901385493075 0.44795540812400586 0.86657761267151412 0.86718806658345648 0.85567453353865985 $,564,666 $,582,504 $,593,493 $,604,294.1321 $,561,624.32296999998 $,636,648 $,580,582 $,576,806 $37,855 $34,795 $32,240 0.4705408837734868 0.4898041553606069 0.50566892651227469 0.51860536114293687 0.50797030356688255 0.57446036738870332 0.55277098614506925 0.5520445918759942 0.13342238732848588 0.13281193341654357 0.14432546646134012 Noninterest bearing demand/Total Deposits 0.13993830185094447 0.13837187694186043 0.14274601488141136 0.15434523389917304 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 6109999 Service charges on deposits 0 0 0 703 738 813 811 647 612 666 710 6112999 Card income 0 0 0 405 490 548 544 516 523 578 574 6308999 Fee income 231 279 324 355 398 421 448 553 422 502 542 6301999 Asset management fees 0 0 0 0 0 129 374 486 958 1,274 1,744 Other 214 50 393 1,045 983 722 1,008 1,519 1,635 1,749 1,020 6999999 Total non-interest income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 4,590 5799999 Net Interest income 6,054 7,143 8,128 17,358 18,855 19,881 20,395 21,329 19,725 24,645 23,231 6999999 Non-interest Income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 4,590 Total Revenue 6,499 7,472 8,845 19,866 21,464 22,514 23,580 25,050 23,875 29,414 27,821 Non-interest income as a % of total revenue 6.8% 4.4% 8.1% 0.12624584717607973 0.121552366753634 0.11694945367326996 0.13507209499575912 0.14854291417165669 0.17382198952879582 0.16213367784048413 0.16498328600697315 6206999 Net realized gains/(losses) & valuation adjustments on OREO 77 -96 87 86 -77 -,252 -11 -,242 26 52 -58 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6202999 Gain on branch sale 0 0 0 0 0 0 0 0 0 0 0 Q2 2014 Q3 2014 Q4 2014 Q1 2015* Q2 2015 Assets under management 400 1,016 1,079 1,700 1,700 Asset management fees 129 374 486 958 1,744 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 3Q15Rate 2Q15Rate 1Q15Rate 4Q14Rate 3Q14Rate 2Q14Rate 1Q14Rate 4Q13Rate 42277 42185 42094 42004 41912 41820 41729 41639 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Financial Highlights (Dollars in thousands): 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 1406999 Loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,878 $,977,139 $,939,517 ,800,667 ,881,099 2199999 Deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229 $1,105,624 $1,108,254 1,050,312 1,044,854 Net income available to common stockholders Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,839 Performance Ratios - Annualized: Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average common equity Return on average common equity (1) 9.00284124502541E-2 7.2697830172170172E-2 0.23950696235661378 4.3030320636307295E-2 0.26844139125477523 7.0491627172676583E-2 0.10095195420779574 0.11975036413659168 Return on average tangible common equity (ROATCE) Return on average tangible common equity (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Return on average total equity Return on average total equity 8.9644958032670377E-2 7.297961316737285E-2 0.23314715809012018 5.0226866463435771E-2 0.23163770107758885 7.176855796790331E-2 9.2610157663933046E-2 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Adjusted yield on loans Adjusted yield on loans (1) 7.959529152802923E-2 8.9601558838512063E-2 8.0397688995995198E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 0 Cost of interest bearing deposits Cost of interest bearing deposits 6.8796934733585564E-3 6.54517963379995E-3 6.3951498415804036E-3 6.0661803781625586E-3 5.6235418025325995E-3 4.9723382763107943E-3 4.9529505930945772E-3 5.4685335335321718E-3 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.5055583032907881E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Cost of total funds Cost of total funds 6.4046469275360288E-3 6.2941260201030058E-3 6.2858117383082562E-3 6.4875091454054106E-3 5.8729585528498511E-3 5.3177644688143901E-3 5.6330084733198548E-3 5.8716766893925267E-3 Net interest margin Net interest margin (1) 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Adjusted Net interest margin Adjusted net interest margin (1) 6.1436271756382291E-2 6.7780562435600544E-2 5.7604540171474206E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 1E-4 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality:(2) Past due to total loans Past due to total loans 2.137702619720502E-2 2.3286123022975173E-2 2.910264816369169E-2 2.5674809469935715E-2 2.6055249048497705E-2 2.8153827977567197E-2 2.9871344766301097E-2 2.781185769136045E-2 Nonperforming loans to total loans Non-performing loans to total loans 9.7392982879454248E-3 1.1234697604450155E-2 1.660889459249431E-2 1.6580834852735617E-2 1.7974533817604249E-2 1.5419625190390382E-2 1.3167771370619745E-2 1.4064253846616555E-2 Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to nonperforming loans ALLL to non-performing loans 1 0.88509652509652514 0.55277099827370679 0.53021000885162317 0.41677062208936683 0.43162835645751363 0.43924879066679312 0.29414138153647512 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital:(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Total equity to total assets Total equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.13045548662278719 0.1179212021529205 0.12657403141028015 0.1246637252258694 Total stockholders' equity to total assets Total stockholders' equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.11124118263514976 9.9516319157493802E-2 0.10576084231780417 0.10370720944357266 Tangible common stockholders' equity to tangible assets Tangible common stockholders' equity to tangible assets 0.14504508825767878 0.14512847387061648 0.14746313984770282 0.14004819764973347 8.3763721184769643E-2 7.211941675800243E-2 7.8503422152235103E-2 7.5679908200133011E-2 Per Share Amounts: Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Shares outstanding end of period Shares outstanding end of period 18,040,072 18,041,072 17,963,782.93 17,963,782.93 9,886,778 9,845,819 9,846,096 9,832,585 From Bloomberg Terminal: TBK Equity BKX Index CBNK Index Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price 42004 100 100 100 42004 1 1 1 42006 99.631 99.717200000000005 99.101799999999997 42006 0.99631000000000003 0.99717200000000006 0.99101799999999995 42009 99.483400000000003 96.781599999999997 96.858900000000006 42009 0.994834 0.96781600000000001 0.96858900000000003 42010 99.631 94.209500000000006 94.656899999999993 42010 0.99631000000000003 0.94209500000000002 0.94656899999999988 42011 98.745400000000004 95.017499999999998 95.339299999999994 42011 0.98745400000000005 0.95017499999999999 0.95339299999999993 42012 95.793400000000005 96.687299999999993 96.814800000000005 42012 0.95793400000000006 0.96687299999999998 0.96814800000000001 42013 95.2029 94.505799999999994 94.624700000000004 42013 0.95202900000000001 0.94505799999999995 0.94624700000000006 42016 95.572000000000003 93.522800000000004 93.753600000000006 42016 0.95572000000000001 0.93522800000000006 0.93753600000000004 42017 98.966800000000006 92.876400000000004 93.677599999999998 42017 0.9896680000000001 0.92876400000000003 0.93677599999999994 42018 100.369 91.045000000000002 92.442099999999996 42018 1.00369 0.91044999999999998 0.92442099999999994 42019 99.483400000000003 89.415599999999998 91.393600000000006 42019 0.994834 0.89415599999999995 0.91393600000000008 42020 101.1808 90.694900000000004 92.894800000000004 42020 1.011808 0.90694900000000001 0.928948 42024 97.786000000000001 90.008099999999999 92.057699999999997 42024 0.97786000000000006 0.90008100000000002 0.92057699999999998 42025 96.014799999999994 90.533299999999997 91.622 42025 0.96014799999999989 0.90533299999999994 0.91622000000000003 42026 97.417000000000002 93.792100000000005 94.703800000000001 42026 0.97416999999999998 0.937921 0.94703800000000005 42027 97.638400000000004 92.4589 93.790700000000001 42027 0.97638400000000003 0.92458899999999999 0.93790700000000005 42030 95.7196 93.24 94.498599999999996 42030 0.95719600000000005 0.9323999999999999 0.94498599999999999 42031 97.564599999999999 92.041499999999999 93.440100000000001 42031 0.97564600000000001 0.92041499999999998 0.93440100000000004 42032 95.3506 89.792599999999993 91.225800000000007 42032 0.95350599999999996 0.89792599999999989 0.91225800000000001 42033 96.383799999999994 91.166200000000003 92.512600000000006 42033 0.96383799999999997 0.91166200000000008 0.92512600000000011 42034 95.941000000000003 89.873400000000004 91.145099999999999 42034 0.95940999999999999 0.89873400000000003 0.91145100000000001 42037 95.7196 91.8125 93.389899999999997 42037 0.95719600000000005 0.91812499999999997 0.93389899999999992 42038 96.974199999999996 93.6036 95.110799999999998 42038 0.96974199999999999 0.93603599999999998 0.95110799999999995 42039 94.8339 93.091800000000006 94.530500000000004 42039 0.94833900000000004 0.93091800000000002 0.94530500000000006 42040 94.0959 94.344200000000001 96.232500000000002 42040 0.94095899999999999 0.943442 0.96232499999999999 42041 93.284099999999995 96.054400000000001 97.435400000000001 42041 0.93284099999999992 0.96054400000000006 0.97435400000000005 42044 89.077500000000001 95.435000000000002 96.289500000000004 42044 0.89077499999999998 0.95435000000000003 0.96289500000000006 42045 89.298900000000003 96.081299999999999 96.707599999999999 42045 0.89298900000000003 0.96081300000000003 0.96707600000000005 42046 91.143900000000002 95.717799999999997 96.164000000000001 42046 0.911439 0.95717799999999997 0.96164000000000005 42047 93.136499999999998 97.616500000000002 97.796999999999997 42047 0.931365 0.97616500000000006 0.97797000000000001 42048 96.162400000000005 97.683800000000005 98.111199999999997 42048 0.96162400000000003 0.9768380000000001 0.98111199999999998 42052 95.941000000000003 98.168599999999998 98.608900000000006 42052 0.95940999999999999 0.98168599999999995 0.9860890000000001 42053 95.129199999999997 96.795000000000002 97.297300000000007 42053 0.95129200000000003 0.96794999999999998 0.97297300000000009 42054 96.679000000000002 96.633499999999998 97.171499999999995 42054 0.96679000000000004 0.96633499999999994 0.971715 42055 95.793400000000005 97.535700000000006 97.670199999999994 42055 0.95793400000000006 0.97535700000000003 0.97670199999999996 42058 95.7196 97.091300000000004 97.437899999999999 42058 0.95719600000000005 0.97091300000000003 0.974379 42059 95.129199999999997 98.060900000000004 97.976500000000001 42059 0.95129200000000003 0.98060900000000006 0.979765 42060 94.8339 98.101299999999995 97.826499999999996 42060 0.94833900000000004 0.98101299999999991 0.97826499999999994 42061 94.8339 97.805000000000007 98.149500000000003 42061 0.94833900000000004 0.97805000000000009 0.98149500000000001 42062 93.431700000000006 97.347200000000001 97.707499999999996 42062 0.93431700000000006 0.973472 0.97707499999999992 42065 94.317300000000003 98.330200000000005 98.446299999999994 42065 0.94317300000000004 0.98330200000000001 0.98446299999999998 42066 95.867199999999997 98.222499999999997 98.065799999999996 42066 0.95867199999999997 0.98222500000000001 0.98065799999999992 42067 95.572000000000003 97.683800000000005 97.589699999999993 42067 0.95572000000000001 0.9768380000000001 0.9758969999999999 42068 96.0886 98.047399999999996 97.997299999999996 42068 0.96088600000000002 0.98047399999999996 0.97997299999999998 42069 95.2029 98.357100000000003 98.4512 42069 0.95202900000000001 0.98357099999999997 0.98451200000000005 42072 95.941000000000003 98.734200000000001 99.1584 42072 0.95940999999999999 0.98734200000000005 0.99158400000000002 42073 95.645799999999994 96.310299999999998 97.485399999999998 42073 0.95645799999999992 0.96310299999999993 0.974854 42074 95.572000000000003 97.185599999999994 98.141800000000003 42074 0.95572000000000001 0.97185599999999994 0.98141800000000001 42075 95.7196 99.649900000000002 100.49420000000001 42075 0.95719600000000005 0.99649900000000002 1.004942 42076 95.941000000000003 98.909199999999998 100.1326 42076 0.95940999999999999 0.98909199999999997 1.0013259999999999 42079 96.236199999999997 99.555599999999998 100.2607 42079 0.96236199999999994 0.995556 1.002607 42080 96.679000000000002 99.771100000000004 100.6194 42080 0.96679000000000004 0.99771100000000001 1.006194 42081 96.752799999999993 99.5017 100.0962 42081 0.96752799999999994 0.99501700000000004 1.0009619999999999 42082 96.236199999999997 98.303299999999993 99.693700000000007 42082 0.96236199999999994 0.98303299999999993 0.99693700000000007 42083 94.612499999999997 99.528700000000001 100.9551 42083 0.94612499999999999 0.99528700000000003 1.0095510000000001 42086 97.269400000000005 98.801500000000004 100.50149999999999 42086 0.97269400000000006 0.98801500000000009 1.005015 42087 97.786000000000001 97.899299999999997 100.262 42087 0.97786000000000006 0.978993 1.0026200000000001 42088 96.0886 96.283299999999997 98.667299999999997 42088 0.96088600000000002 0.96283299999999994 0.98667300000000002 42089 95.3506 96.552599999999998 99.225300000000004 42089 0.95350599999999996 0.965526 0.99225300000000005 42090 96.162400000000005 96.134200000000007 98.996899999999997 42090 0.96162400000000003 0.96134200000000003 0.98996899999999999 42093 96.974199999999996 97.545599999999993 100.42829999999999 42093 0.96974199999999999 0.97545599999999988 1.004283 42094 100.81180000000001 97.177400000000006 100.1534 42094 1.0081180000000001 0.97177400000000003 1.0015340000000001 42095 99.631 96.889099999999999 100.0741 42095 0.99631000000000003 0.96889099999999995 1.0007410000000001 42096 100.5904 97.629300000000001 100.55459999999999 42096 1.0059040000000001 0.97629299999999997 1.0055459999999998 42100 98.597800000000007 97.295299999999997 100.03100000000001 42100 0.98597800000000002 0.97295299999999996 1.00031 42101 99.335800000000006 97.525700000000001 100.1095 42101 0.99335800000000007 0.97525700000000004 1.0010950000000001 42102 99.040599999999998 97.709100000000007 100.1718 42102 0.99040600000000001 0.97709100000000004 1.0017180000000001 42103 99.114400000000003 98.119500000000002 100.0823 42103 0.99114400000000002 0.98119500000000004 1.000823 42104 99.040599999999998 98.009 100.11620000000001 42104 0.99040600000000001 0.98009000000000002 1.0011620000000001 42107 98.671599999999998 98.662099999999995 100.9178 42107 0.98671599999999993 0.98662099999999997 1.0091779999999999 42108 99.262 98.363600000000005 100.3921 42108 0.99262000000000006 0.98363600000000007 1.0039210000000001 42109 98.966800000000006 99.111800000000002 101.49720000000001 42109 0.9896680000000001 0.99111800000000005 1.014972 42110 98.966800000000006 99.240399999999994 101.4238 42110 0.9896680000000001 0.99240399999999995 1.014238 42111 98.893000000000001 97.882099999999994 99.788300000000007 42111 0.98892999999999998 0.97882099999999994 0.99788300000000008 42114 100 98.266199999999998 100.67489999999999 42114 1 0.98266199999999992 1.0067489999999999 42115 99.040599999999998 97.968299999999999 100.92489999999999 42115 0.99040600000000001 0.97968299999999997 1.0092489999999998 42116 97.564599999999999 98.944900000000004 101.3377 42116 0.97564600000000001 0.98944900000000002 1.013377 42117 97.786000000000001 98.697400000000002 101.2188 42117 0.97786000000000006 0.98697400000000002 1.0121880000000001 42118 97.417000000000002 98.005700000000004 100.68859999999999 42118 0.97416999999999998 0.98005700000000007 1.0068859999999999 42121 97.712199999999996 97.747900000000001 100.0492 42121 0.97712199999999994 0.97747899999999999 1.0004919999999999 42122 98.228800000000007 98.680599999999998 101.3798 42122 0.98228800000000005 0.98680599999999996 1.013798 42123 102.50920000000001 99.599000000000004 101.4991 42123 1.0250920000000001 0.99599000000000004 1.014991 42124 99.040599999999998 99.238900000000001 100.25190000000001 42124 0.99040600000000001 0.99238899999999997 1.0025190000000002 42125 97.859800000000007 99.590100000000007 99.841099999999997 42125 0.97859800000000008 0.99590100000000004 0.99841099999999994 42128 96.531400000000005 100.9713 100.80159999999999 42128 0.96531400000000001 1.0097130000000001 1.008016 42129 96.900400000000005 100.4706 100.3135 42129 0.96900400000000009 1.0047060000000001 1.0031350000000001 42130 97.786000000000001 100.0625 100.7561 42130 0.97786000000000006 1.0006250000000001 1.0075609999999999 42131 97.048000000000002 99.922399999999996 100.5057 42131 0.97048000000000001 0.999224 1.0050570000000001 42132 97.638400000000004 101.12009999999999 100.9996 42132 0.97638400000000003 1.011201 1.0099960000000001 42135 99.040599999999998 101.24469999999999 101.5132 42135 0.99040600000000001 1.0124469999999999 1.0151319999999999 42136 97.490799999999993 101.30500000000001 101.7735 42136 0.97490799999999989 1.01305 1.0177350000000001 42137 99.852400000000003 101.839 102.14279999999999 42137 0.99852400000000008 1.0183899999999999 1.021428 42138 98.819199999999995 102.2375 102.717 42138 0.98819199999999996 1.022375 1.0271699999999999 42139 97.048000000000002 101.1692 101.47110000000001 42139 0.97048000000000001 1.011692 1.0147110000000001 42142 97.048000000000002 102.2654 102.9122 42142 0.97048000000000001 1.022654 1.0291220000000001 42143 97.121799999999993 103.5633 103.7788 42143 0.97121799999999991 1.035633 1.0377879999999999 42144 95.645799999999994 102.77719999999999 103.31480000000001 42144 0.95645799999999992 1.0277719999999999 1.033148 42145 94.760099999999994 102.678 103.0945 42145 0.94760099999999992 1.02678 1.030945 42146 95.424400000000006 102.52589999999999 102.66 42146 0.95424400000000009 1.0252589999999999 1.0266 42150 93.062700000000007 101.8051 101.92919999999999 42150 0.93062700000000009 1.018051 1.0192919999999999 42151 92.915099999999995 102.81610000000001 102.97329999999999 42151 0.92915099999999995 1.0281610000000001 1.029733 42152 92.177099999999996 102.65170000000001 102.9957 42152 0.92177100000000001 1.0265170000000001 1.029957 42153 91.734300000000005 101.6841 102.2623 42153 0.91734300000000002 1.0168410000000001 1.0226230000000001 42156 91.143900000000002 101.30249999999999 101.9074 42156 0.911439 1.0130249999999998 1.019074 42157 91.808099999999996 102.2043 103.0565 42157 0.91808099999999992 1.022043 1.030565 42158 93.726900000000001 103.5569 104.40009999999999 42158 0.93726900000000002 1.035569 1.044001 42159 93.726900000000001 102.68429999999999 103.6045 42159 0.93726900000000002 1.026843 1.0360450000000001 42160 93.726900000000001 104.4829 105.3344 42160 0.93726900000000002 1.044829 1.0533440000000001 42163 94.317300000000003 104.09310000000001 105.3869 42163 0.94317300000000004 1.0409310000000001 1.0538689999999999 42164 94.4649 105.003 106.2274 42164 0.94464899999999996 1.05003 1.0622739999999999 42165 95.498199999999997 106.3977 107.6245 42165 0.954982 1.063977 1.0762449999999999 42166 94.4649 106.2711 107.52760000000001 42166 0.94464899999999996 1.062711 1.0752760000000001 42167 94.243499999999997 106.16379999999999 107.4456 42167 0.94243500000000002 1.0616379999999999 1.0744560000000001 42170 97.786000000000001 105.8468 107.2599 42170 0.97786000000000006 1.058468 1.0725990000000001 42171 101.845 106.4285 108.2393 42171 1.0184500000000001 1.0642849999999999 1.0823929999999999 42172 100.738 105.5925 106.70659999999999 42172 1.0073799999999999 1.055925 1.0670659999999998 42173 98.597800000000007 106.1635 107.58969999999999 42173 0.98597800000000002 1.0616349999999999 1.0758969999999999 42174 94.022099999999995 105.2615 107.5337 42174 0.94022099999999997 1.0526150000000001 1.075337 42177 95.867199999999997 106.5652 108.92749999999999 42177 0.95867199999999997 1.065652 1.089275 42178 96.531400000000005 107.28700000000001 109.8197 42178 0.96531400000000001 1.07287 1.0981969999999999 42179 96.236199999999997 106.40860000000001 109.2371 42179 0.96236199999999994 1.0640860000000001 1.092371 42180 97.933599999999998 105.7634 109.512 42180 0.97933599999999998 1.057634 1.0951200000000001 42181 100.07380000000001 106.104 109.8964 42181 1.0007380000000001 1.06104 1.0989640000000001 42184 98.450199999999995 103.4525 107.38209999999999 42184 0.98450199999999999 1.0345249999999999 1.0738209999999999 42185 97.048000000000002 103.9457 107.7329 42185 0.97048000000000001 1.0394570000000001 1.077329 42186 98.376400000000004 105.1163 108.9936 42186 0.98376400000000008 1.0511629999999998 1.089936 42187 97.712199999999996 104.1763 107.5515 42187 0.97712199999999994 1.041763 1.075515 42191 94.8339 103.7567 107.6024 42191 0.94833900000000004 1.0375669999999999 1.0760240000000001 42192 94.760099999999994 102.937 106.38760000000001 42192 0.94760099999999992 1.0293699999999999 1.063876 42193 93.284099999999995 100.9068 105.5886 42193 0.93284099999999992 1.0090680000000001 1.0558860000000001 42194 94.0959 102.0159 106.7363 42194 0.94095899999999999 1.020159 1.0673630000000001 42195 95.867199999999997 103.3796 108.0359 42195 0.95867199999999997 1.0337959999999999 1.0803590000000001 42198 95.867199999999997 104.565 108.84820000000001 42198 0.95867199999999997 1.04565 1.0884819999999999 42199 96.679000000000002 105.09050000000001 109.1341 42199 0.96679000000000004 1.050905 1.0913410000000001 42200 97.638400000000004 106.32940000000001 109.58159999999999 42200 0.97638400000000003 1.063294 1.0958159999999999 42201 98.450199999999995 107.3604 109.8823 42201 0.98450199999999999 1.073604 1.0988230000000001 42202 98.524000000000001 106.65219999999999 109.1409 42202 0.98524 1.066522 1.0914090000000001 42205 96.383799999999994 107.0778 109.62009999999999 42205 0.96383799999999997 1.070778 1.096201 42206 94.907700000000006 107.0703 109.188 42206 0.94907700000000006 1.070703 1.09188 42207 94.391099999999994 108.286 110.34529999999999 42207 0.94391099999999994 1.0828599999999999 1.103453 42208 93.505499999999998 107.3897 108.9024 42208 0.93505499999999997 1.0738970000000001 1.089024 42209 92.398499999999999 105.5856 107.9978 42209 0.92398499999999995 1.0558559999999999 1.0799779999999999 42212 98.302599999999998 104.4666 107.2154 42212 0.98302599999999996 1.0446660000000001 1.0721540000000001 42213 102.6568 104.9336 107.1979 42213 1.0265680000000001 1.049336 1.071979 42214 98.671599999999998 105.78579999999999 107.4425 42214 0.98671599999999993 1.057858 1.074425 42215 101.9926 106.1905 107.8991 42215 1.0199259999999999 1.0619050000000001 1.078991 42216 103.7638 105.4629 107.7518 42216 1.0376380000000001 1.054629 1.077518 42219 105.1661 105.2814 107.83580000000001 42219 1.051661 1.0528140000000001 1.0783580000000001 42220 104.5018 105.5553 108.16030000000001 42220 1.045018 1.055553 1.0816030000000001 42221 104.059 106.10760000000001 109.04 42221 1.0405899999999999 1.0610760000000001 1.0904 42222 103.7638 105.6662 108.3524 42222 1.0376380000000001 1.056662 1.0835239999999999 42223 104.72320000000001 105.331 107.80029999999999 42223 1.0472320000000002 1.05331 1.0780029999999998 42226 105.3137 107.0902 109.28619999999999 42226 1.053137 1.070902 1.092862 42227 106.4945 105.45050000000001 107.988 42227 1.064945 1.054505 1.07988 42228 104.6494 103.7811 106.1237 42228 1.046494 1.037811 1.061237 42229 103.3948 104.3416 106.55800000000001 42229 1.0339480000000001 1.0434159999999999 1.06558 42230 105.46129999999999 105.361 107.967 42230 1.054613 1.0536099999999999 1.0796699999999999 42233 107.0111 105.4391 108.1735 42233 1.070111 1.0543909999999999 1.0817350000000001 42234 105.7565 105.5442 107.99039999999999 42234 1.0575650000000001 1.055442 1.079904 42235 104.428 104.41759999999999 106.77030000000001 42235 1.0442799999999999 1.044176 1.0677030000000001 42236 102.952 101.4209 104.19280000000001 42236 1.02952 1.0142090000000001 1.041928 42237 104.1328 98.289000000000001 103.2311 42237 1.041328 0.98289000000000004 1.032311 42240 103.1734 92.941000000000003 98.603800000000007 42240 1.0317339999999999 0.92941000000000007 0.98603800000000008 42241 104.428 91.337299999999999 97.3 42241 1.0442799999999999 0.91337299999999999 0.97299999999999998 42242 105.5351 95.427899999999994 100.1972 42242 1.0553509999999999 0.95427899999999999 1.0019719999999999 42243 104.94459999999999 98.138300000000001 101.8154 42243 1.0494459999999999 0.98138300000000001 1.018154 42244 104.94459999999999 97.975200000000001 101.9832 42244 1.0494459999999999 0.97975199999999996 1.0198320000000001 42247 106.7897 97.717100000000002 102.7025 42247 1.0678969999999999 0.97717100000000001 1.0270250000000001 42248 105.23990000000001 93.528199999999998 99.182900000000004 42248 1.0523990000000001 0.93528199999999995 0.99182900000000007 42249 107.30629999999999 95.104500000000002 100.5371 42249 1.0730629999999999 0.95104500000000003 1.005371 42250 107.1587 95.943200000000004 101.0766 42250 1.0715870000000001 0.95943200000000006 1.0107660000000001 42251 106.4207 94.263499999999993 100.5269 42251 1.0642069999999999 0.94263499999999989 1.005269 42255 108.3395 96.871300000000005 102.9735 42255 1.0833950000000001 0.96871300000000005 1.0297350000000001 42256 107.7491 95.666200000000003 102.3105 42256 1.077491 0.95666200000000001 1.0231050000000002 42257 110.99630000000001 96.284400000000005 103.1366 42257 1.109963 0.96284400000000003 1.031366 42258 111.4391 96.162899999999993 103.2401 42258 1.1143909999999999 0.96162899999999996 1.0324009999999999 42261 115.941 96.259600000000006 103.5234 42261 1.1594100000000001 0.96259600000000001 1.035234 42262 120 97.783299999999997 104.69029999999999 42262 1.2 0.97783299999999995 1.0469029999999999 42263 120.8856 98.135300000000001 104.8801 42263 1.2088559999999999 0.98135300000000003 1.0488010000000001 42264 118.8192 95.883600000000001 102.9414 42264 1.1881919999999999 0.95883600000000002 1.0294140000000001 42265 122.583 93.564499999999995 101.16970000000001 42265 1.22583 0.93564499999999995 1.0116970000000001 42268 122.3616 94.703500000000005 102.4931 42268 1.223616 0.94703500000000007 1.024931 42269 123.83759999999999 93.487899999999996 101.7002 42269 1.2383759999999999 0.93487900000000002 1.017002 42270 122.87820000000001 93.570099999999996 102.3819 42270 1.228782 0.935701 1.023819 42271 123.1734 93.056600000000003 103.02379999999999 42271 1.2317340000000001 0.930566 1.030238 42272 122.50920000000001 94.913799999999995 103.55410000000001 42272 1.2250920000000001 0.94913799999999993 1.035541 42275 122.87820000000001 92.403000000000006 102.2034 42275 1.228782 0.92403000000000002 1.0220340000000001 42276 122.14019999999999 92.697900000000004 102.2675 42276 1.2214019999999999 0.926979 1.022675 42277 123.98520000000001 94.016000000000005 103.52760000000001 42277 1.239852 0.94016000000000011 1.0352760000000001 42277 42185 42094 42004 41912 41820 41729 41639 Loans September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 Commercial real estate $,247,175 $,234,090 $,236,659 $,249,164 $,261,836 $,265,129 $,268,863 $,331,462 $13,085 Construction, land development, land 52,446 46,743 52,203 42,914 45,996 43,040 39,230 37,626 $5,703 1-4 family residential properties 77,043 75,588 73,605 78,738 80,419 81,187 79,542 91,301 $1,455 Farmland 25,784 25,701 24,805 22,496 20,059 19,644 20,114 20,294 $83 Commercial ,468,055 ,454,161 ,371,614 ,364,566.5 ,340,316 ,328,361 ,234,986 ,255,655 $13,894 Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 Consumer 10,632 10,993 11,201 11,941 12,527 13,525 13,515 13,878 $-,361 Mortgage warehouse ,102,363 ,105,687 69,907 55,148 46,874 32,359 14,886 13,513 $-3,324 -3.1% Total loans $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 $32,622 2.8% $,179,423.5 0.17837510034770634 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 equip Equipment* $,143,483 $,138,018 $,118,273 $,106,354 $94,459.5 $71,198 $58,737.422149999991 $48,978.417549999998 $5,465 3.9596284542595894 Asset based lending (General)* 85,641 64,836 36,511 46,388 50,046.1 48,699.38659999998 39,643.64040000005 30,826.65713 $20,805 Asset based lending (Healthcare)* 66,832 65,083 59,572 41,770 40,885 45,751 0 0 $1,749 ABC Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 TCF Commercial finance $,497,759 $,467,653 $,385,808 $,375,422 $,354,502.6 $,321,920.3865999996 $,227,911.48619 $,197,175.7467999999 $30,106 6.4% $,111,951 0.29017283208227929 0.25821460605370899 Total loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 Commercial finance as a % of total 0.41994311993324901 0.40570965550686705 0.3814420146997467 0.37322835037069624 0.36279649057094226 0.34264418702375793 0.28465202910823101 0.22378311027478182 Community banking as a % of total 0.58005688006675094 0.59429034449313289 0.6185579853002533 0.62677164962930376 0.63720350942905779 0.65735581297624202 0.71534797089176894 0.77621688972521818 *TCF abbreviated Triumph Commercial Finance. THF abbreviated Triumph Health Care Finance ABL ,152,473 ,129,919 96,083 88,158 90,931.1 94,450.38659999991 39,643.64040000005 30,826.65713 $22,554 0.17360047414158053 $30,106 $81,845 6.4% 0.21213919877244639 91 91 365 365 0.25821460605370899 0.85088799507629598 ,172,099 ,186,224 BegBal Prov CO Rec EndBal (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance CRE Commercial real estate $385.78817982433196 $164.0521328953597 $-18.406470000000002 $0.76265000000000027 $532.59649271969158 constr Construction, land development, land 339.86845387216385 -19.563314057121701 0 12.571809999999999 333.27694981504214 1-4fam 1-4 family residential properties 182.28786331615527 176.45496121205952 -,144.87037999999993 2.1677299999999988 215.04017452821486 farm Farmland 12.796907360000001 5.8012048199999988 0 0 18.99811218 C&I Commercial 3,057.4738511739374 945.09904787984544 -1 1.5641500000000046 4,003.1370490537824 Fact Factored receivables 3,137.1218754499996 437.64657819999968 -,124.84399999999999 12.418000000000003 3,461.5424536499995 cons Consumer 86.723048132492011 81.950120986337794 -78.904239999999845 50.024059999999977 139.99298911882994 Mort Mortgage warehouse 118.0760981 19.900531300000019 0 0 138.37662940000001 Total Loans $7,320.1362772290804 $1,811.3412632364805 $-,368.2508999999975 $79.50839999999998 $8,842.9608504655607 (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance Equip Equipment* $990.08908425926916 $262.81430401193325 $0 $0 $1,253.3033882712025 ABL Asset based lending (General)* 955.17220410000004 92.470227699999924 0 0 1,047.1424317999999 ABLH Asset based lending (Healthcare)* 342.18 16.400174999999933 0 0 358.08017499999994 Fact Factored receivables 3,136.6218754499996 437.64657819999968 -,124.84399999999999 11.618000000000002 3,461.5424536499995 Commercial finance $5,424.631638092691 $809.3312849119327 $-,124.84399999999999 $11.618000000000002 $6,120.68448721202 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Non-interest bearing demand $12,048 $14,427 $17,986 $,150,238 $,155,879 $,176,245 $,154,749.83000999998 $,179,847.54459000003 $,167,538 $,164,560 $,167,931 Interest bearing deposits 48,151 50,342 50,516 ,481,080 ,479,412 ,514,259 ,461,252 ,479,480 ,481,728 ,474,229 ,455,354 Certificates of deposit ,163,185 ,197,218 ,215,221 ,354,940 ,356,844 ,367,731 ,439,603 ,455,901 ,474,413 ,500,451 ,526,732 Other brokered funds Brokered deposits 0 0 0 58,596 58,177 50,019 50,019 50,000 50,000 50,019 50,019 Total deposits ,223,384 ,261,987 ,283,723 1,044,854 1,050,312 1,108,254 1,105,623.8300099999 1,165,228.5445900001 1,173,679 1,189,259 1,200,036 Interest-bearing demand 0 0 0 ,199,826 ,209,170 ,248,992 ,209,491.49296 ,236,524.32788 ,231,718 ,228,909 ,206,603 Individual retirement accounts 27,959 29,974 30,647 54,512 54,709 53,856 53,010.99260000003 53,688.661569999997 55,773 56,285 58,619 Money market 20,192 20,368 19,869 ,157,406 ,142,522 ,138,204 ,125,369.75075000001 ,117,514.46862 ,120,001 ,116,019 ,117,888 Savings 0 0 0 69,336 73,011 73,207 73,303.316600000006 71,689.613289999994 74,236 73,016 72,244 Summary of fair values of assets acquired, liabilities assumed, consideration paid, and the resulting goodwill: Acquisition Summary (Dollars in thousands) Summary of Fair Values (Dollars in thousands) Fair value of net assets acquired: Cash $8,273.1309999999994 Equity of DMI (fair value of net DMI assets) $,146,454.85 Source Doral Money, Inc. Accounting Memo CLO securities 98,315.937000000005 CLO management contracts 1,918 SNC loans 36,764.720999999998 Fair value of net assets acquired ,148,372.85 Prepaid income tax 3,014.2130000000002 Other assets/liabilities 87.063000000000002 Consideration Transferred: Fair value of DMI net assets $,146,455.6499999997 Cash paid at closing ,133,262.51999999999 Fair value of CLO contracts 1,917.7850000000001 Sales price adjustment 2,601 Net fair value of acquired assets $,148,372.84999999998 Consideration Transferred ,135,864.17199999999 Consideration transferred -,135,864.17199999999 Bargain purchase gain, nontaxable $12,508.677999999985 Bargain purchase gain: $12,508.678 Transaction costs, net of tax -,157.93799999999999 Incremental bonus, net of tax -1,137.5 Escrow recovery from Doral Healthcare, net of tax 195 Net contribution of acquisition $11,408.239999999985 A B A + B C A + B + C ($ in thousands) Non-Accrual Loans Restructured Loans Non-Performing Loans Other Real Estate Owned Non-Performing Assets TCB Quarterly Reports and Loans TSB Commercial real estate $1,995.4237699999999 $0 $1,995.4237699999999 $4,069 $6,064.4237699999994 Construction, land development, land 0 0 0 3,905 3,905 1-4 family residential properties 637.99248999999998 0 637.99248999999998 449 1,086.9924900000001 Farmland 0 0 0 0 0 Commercial 6,250.3588499999996 0 6,250.3588499999996 0 6,250.3588499999996 Factored receivables 650.70261199999993 0 650.70261199999993 0 650.70261199999993 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 PCI 6,205.8971299999994 0 6,205.8971299999994 0 6,205.8971299999994 Community Banking $15,740.374851999997 $0 $15,740.374851999997 $8,423 $24,163.374852000001 TCF equipment $839.68677000000002 $0 $839.68677000000002 $0 $839.68677000000002 TCF asset based lending 0 0 0 0 THF asset based lending 98.353589999999855 0 98.353589999999855 0 98.353589999999855 Factored receivables 0 0 0 0 Commercial finance $938.04035999999985 $0 $938.04035999999985 $0 $938.04035999999985 Total loans $16,678.415211999996 $8,423 $25,101.415212 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Community Banking 131.38499999999999 145.125 126.494 683.92392532000008 572.75551381000002 617.59696134000001 622.63633463000008 630.4559999999999 625.63800000000003 685.02599999999995 687.54200000000003 Equipment 15.093999999999999 20.239999999999998 22.992999999999999 48.978417549999996 58.737422149999993 71.197999999999993 94.459500000000006 106.354 118.273 138.018 143.483 Asset based lending (Healthcare) 0 0 0 0 0 45.750999999999998 40.884999999999998 41.77 59.572000000000003 65.082999999999998 66.831999999999994 Asset based lending (General) 5.5289999999999999 4.8449999999999998 12.436999999999999 30.826657130000001 39.643064040000006 48.699038659999999 50.046099999999996 46.387999999999998 36.511000000000003 64.835999999999999 85.641000000000005 Factored receivables 81.5 98.576999999999998 103.46899999999999 117.37 129.53100000000001 156.27199999999999 169.11199999999999 180.91 171.452 199.71600000000001 201.803 Q3 2015 Commercial Finance Products $497.75900000000001 Community Banking $687.54200000000003 Q3 2015 % of Total % of Commercial Finance Equipment $143.483 0.12105195220454552 0.28825797223154176 Asset based lending (Healthcare) $66.831999999999994 5.6% 0.13426577922247512 Asset based lending (General) $85.641000000000005 7.2% 0.1720531421832654 Factored receivables $201.803 0.17025464417898914 0.40542310636271767 Real Estate & Farmland $402.44799999999998 Commercial Real Estate $247.17500000000001 Commercial $172.09899999999999 Construction, Land Development, Land $52.445999999999998 Consumer $10.632 1-4 Family Residential Properties $77.043000000000006 Mortgage Warehouse $102.363 Farmland $25.783999999999999 Commercial $172.09899999999999 Consumer $10.632 Mortgage Warehouse $102.363 42277 % of Total % of Community Banking Commercial Real Estate $247.17500000000001 0.20853352861425076 0.35950531022104831 Construction, Land Development, Land $52.445999999999998 4.4% 7.6% 1-4 Family Residential Properties $77.043000000000006 6.5% 0.11205569986997159 Farmland $25.783999999999999 2.2% 3.8% Commercial $172.09899999999999 0.14519434304029102 0.25031052648420021 Consumer $10.632 .9% 1.5% Mortgage Warehouse $102.363 8.6% 0.14888254099385928 REAL ESTATE Commercial Real Estate $247.17500000000001 Construction, Land & Development $52.445999999999998 1-4 Family Residential $77.043000000000006 Farmland $25.783999999999999 COMMERCIAL $172.09899999999999 CONSUMER $10.632 MORTGAGE WAREHOUSE $102.363 FACTORED RECEIVABLES $201.803 EQUIPMENT FINANCE $143.483 HEALTHCARE ASSET $66.831999999999994 BASED LENDING ASSET BASED LENDING $85.641000000000005 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs (000's) Net Chargeoffs (NCOs) 91 6 1,456 140 -61 125 308.65942000000001 287.60610999999989 202 365 83 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets (000's) Non-performing Assets (NPAs) 15.756 14.305999999999999 13.907999999999999 26.175000000000001 24.117999999999999 25.59 27.582776999999997 25.100643000000002 23.790315620000001 19.272653999999999 17.744960858573311 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42185YTD 42094YTD 42004YTD 41912YTD 41820YTD 41729YTD 41639YTD 42277 42185 42094 42004 41912 41820 41729 41639 42185 42094 42004 41912 41820 41729 41639 QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, June 30, March, 31, December 31, September 30, June 30, March 31, December 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2015 2015 2014 2014 2014 2014 2013 Interest income: InterestFeesLoans Loans, including fees $15,716 $17,158 $13,239 $14,138 $13,706 $13,860 $14,376 $12,906 $14,234 $13,239 $56,080 $41,942 $28,236 $14,376 $23,262 4406999 Factored receivables, including fees 8,829 8,654 7,509 8,367 7,681 6,838 5,272 5,205 16,163 7,509 28,158 19,791 12,110 5,272 17,938 4209999 Taxable securities 649 659 678 644 666 663 657 618 1,337 678 2,630 1,986 1,319 657 1,225 4208999 Tax exempt securities 17 16 12 14 15 15 16 39 28 12 60 46 31 16 39 4109999 Cash deposits 92 110 141 117 50 77 58 74 251 141 302 185 135 58 166 4999999 Total interest income 25,303 26,597 21,579 23,280 22,118 21,453 20,379 18,842 32,013 21,579 87,230 63,950 41,831 20,379 42,630 Interest expense: 5109999 Deposits 1,764 1,667 1,570 1,498 1,289 1,141 1,108 1,103 3,237 1,570 5,036 3,538 2,249 1,108 3,560 5201699 Senior secured note 0 0 0 173 134 137 140 123 0 0 584 411 276 140 123 5201999 Junior subordinated debentures 283 278 272 276 276 272 271 247 550 272 1,095 819 543 271 247 Other borrowings 25 7 12 4 24 22 5 11 19 12 55 51 28 5 3 5709999 Total interest expense 2,072 1,952 1,854 1,951 1,723 1,572 1,524 1,484 3,806 1,854 6,770 4,819 3,096 1,524 3,947 5799999 Net interest income 23,231 24,645 19,725 21,329 20,395 19,881 18,855 17,358 28,207 19,725 80,460 59,131 38,735 18,855 38,683 5809999 Provision for loan losses 165 2,541 645 1,811 1,375 1,747 925 1,057 3,186 645 5,858 4,047 2,672 925 3,412 5999999 Net interest income after provision for loan losses 23,066 22,104 19,080 19,518 19,020 18,134 17,930 16,301 25,021 19,080 74,602 55,084 36,063 17,930 35,271 Non-interest income: 6109999 Service charges on deposits 710 666 612 647 811 813 738 703 1,278 612 3,009 2,363 1,552 738 703 6112999 Card income 574 578 523 516 544 548 490 405 1,101 523 2,098 1,582 1,037 490 405 6206999 Net OREO gains/(losses) and valuation adjustments -58 52 26 -,242 -11 -,252 -77 86 78 26 -,582 -,340 -,329 -77 154 6201000 Net gains on sale of securities 15 242 0 61.62196999999999 9.5398499999999995 0 16.29447 0 242.32840999999999 0 88.456289999999996 25.834319999999998 16.29447 16.29447 -0.58610000000000007 6207999 Net gains on sale of loans 363 491 542 437 484 319 255 494 1,033 542 1,495 1,058 575 255 846 6308999 Fee income 542 502 422 553 448 421 398 355 924 422 1,820 1,267 819 398 1,189 6202999 Gain on branch sale 0 0 0 0 12,619 0 0 0 0 0 12,619 12,619 0 0 0 6306999 Bargain purchase gain 1,708 0 12,509 0 0 0 0 9,014 12,509 12,509 0 0 0 0 9,014 6301999 Asset management fees 1,744 1,274 958 486 374 129 0 0 2,232 958 989 503 129 0 0 Other 700 964 1,067 1,262.3780299999999 525.46014999999898 655 788.70552999999995 465 2,030.6715899999981 1,067 3,230.5437099999981 1,968.1656799999982 1,443.7055300000002 788.70552999999995 702.58610000000044 6999999 Total non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 11,522 21,428 16,659 24,767 21,046 5,243 2,609 13,013 Non-interest expense: 7199999 Salaries and employee benefits 12,416 12,042 13,269 12,752 11,032 9,471 8,876 8,322 25,311 13,269 42,131 29,379 18,347 8,876 20,737 7299999 Occupancy, furniture and equipment 1,575 1,555 1,572 1,429 1,319 1,336 1,390 1,119 3,127 1,572 5,474 4,044 2,725 1,390 2,465 7401999 FDIC insurance and other regulatory assessments 252 271 263 221 280 280 261 283 534 263 1,042 821 541 261 499 7403999 Professional fees 1,344 852 1,327 1,146 1,043 793 592 1,455 2,179 1,327 3,574 2,428 1,385 592 2,460 7801999 Amortization of intangible assets 1,179 895 764 727 746 724 726 620 1,659 764 2,923 2,196 1,451 726 620 7701999 Advertising and promotion 618 526 543 366 1,102 683 443 222 1,069 543 2,594 2,228 1,126 443 682 7602999 Communications and technology 951 927 886 961 954 945 888 754 1,813 886 3,748 2,787 1,834 888 1,412 Other 2,210 2,567 2,159 2,083 1,985 1,928 1,720 1,882 4,726 2,159 7,716 5,634 3,647 1,720 3,616 7899999 Total non-interest expense 20,545 19,635 20,783 19,685 18,461 16,160 14,896 14,657 40,418 20,783 69,202 49,517 31,056 14,896 32,724 7909999 Net income before income tax 8,819 7,238 14,956 3,554 16,363 4,607 5,643 13,166 6,031 14,956 30,167 26,613 10,250 5,643 48,284 7919999 Income tax expense 2,891 2,586 912 747 6,089 1,626 1,916 1,449 3,498 912 10,378 9,631 3,541 1,916 2,133 7999999 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,981 $3,727 $11,717 $2,533 $14,044 $19,789 $16,982 $6,709 $3,727 $13,427 9999991 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 -,696 -,579 -,399 -,387 -,192 -2,840 -2,054 -1,275 -,579 -1,588 9999992 Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,318 $2,146 $13,852 $16,949 $14,928 $5,434 $3,148 $11,839 365 365 92 92 91 90 92 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42004 41912 41820 41729 41639 AvgAssets 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 1,164,757.71273 5799999 #REF! #REF! #REF! #REF! #REF! 6999999 #REF! #REF! #REF! #REF! #REF! 5809999 #REF! #REF! #REF! #REF! #REF! 7899999 #REF! #REF! #REF! #REF! #REF! 7919999 #REF! #REF! #REF! #REF! #REF! 7999999 #REF! #REF! #REF! #REF! #REF! Return on average assets 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 3.991108388855516E-2 Efficiency ratio * 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q1 2014 Net interest margin #REF! #REF! #REF! #REF! #REF! Noninterest income #REF! #REF! #REF! #REF! #REF! Noninterest expense #REF! #REF! #REF! #REF! #REF! Net noninterest expense #REF! #REF! #REF! #REF! #REF! Pretax preprovision ROA #REF! #REF! #REF! #REF! #REF! Provision for loan & lease losses #REF! #REF! #REF! #REF! #REF! Pretax ROA #REF! #REF! #REF! #REF! #REF! Tax expense #REF! #REF! #REF! #REF! #REF! Return on average assets #REF! #REF! #REF! #REF! #REF! Efficiency ratio* 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Check ROA #REF! #REF! #REF! #REF! #REF! Nonperforming Assets Dec 31, Sep 30, Jun 30, Mar 31, Dec 31, (Dollars in thousands) 2014 2014 2014 2014 2013 Commercial real estate $1,995 $2,229.4071900000004 $259.05792357757764 $268.53541083089431 $276 Construction, land development, land 0 11.6 0 0 0 1-4 family residential properties 638 879.05610999999999 473.97733266666671 477.16052266666668 454 Farmland 0 0 0 0 0 Commercial 7,188 6,860.8523999999998 6,251.2413180933563 5,224.3902780933568 5,438 Factored receivables 651 812.6 133 58 89 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 Purchase credit impaired 6,206 6,770.1842999999981 7,369.7234256623988 4,514.9137884090824 6,135 Total nonperforming loans 16,678 17,563.699999999997 14,487 10,543 12,392 OREO acquired through foreclosure, net 8,423 10,019.4 11,103 13,575 13,783 Total nonperforming assets $25,101 $27,583.1 $25,590 $24,118 $26,175 Nonperforming assets to total assets 1.7336165945391179E-2 2.0465067465599444E-2 1.8200000000000001E-2 1.8599999999999998E-2 2.0299999999999999E-2 Nonperforming loans to total loans held for investment 1.6580834852735617E-2 1.7974924754819939E-2 1.54E-2 1.32E-2 1.4067303282522125E-2 Total past due loans to total loans held for investment 2.5674809469935715E-2 2.6055249048497705E-2 2.8199999999999999E-2 2.9899999999999999E-2 2.7816449016242334E-2 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 42277 42185 42094 42004 41912 41820 41729 365 365 365 365 365 365 365 92 91 90 92 92 91 90 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Manual Adj Dilutive effect of preferred stock 0 0 0 0 0 0 192 Manual Adj Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 6306999 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Manual Adj Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Manual Adj Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Diluted_Shrs Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Manual Adj Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16149825243375751 $0.2305633808643695 $0.31674073405328945 AvgCmnEqty Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Manual Adj Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity ,250,891 N/A ,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A AvgAssets Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets 1,563,989.7617899999 N/A 1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 7.3918758101229869E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 AvgTangEq Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 6306999 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Manual Adj Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 243 0 0 0 0 Manual Adj Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 AvgAssets Average total assets $1,565,697.7617899999 $1,511,045.2271500002 $1,449,791 $1,427,474.7515699998 $1,354,206.5291800001 $1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% DisAcrLYLD Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% DisAcrLNIM Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 3100799 3100899 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Shares outstanding end of period Common shares outstanding 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16148593101374989 $0.2305633808643695 $0.31674073405328945 Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity $,250,891 N/A $,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets $1,563,989.7617899999 N/A $1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 6.853469074332541E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, 3340 (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 0 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 243 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 Average total assets 1,565,697.7617899999 1,511,045.2271500002 1,449,791 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, #REF! (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 #REF! Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Common shares outstanding at end of period 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Yield on loans GAAP / Reported 0.12239999999999999 0.1229 0.12859999999999999 9.3799999999999994E-2 9.1749358297483319E-2 8.8303024444554082E-2 8.6561402229709025E-2 8.9767420092723954E-2 8.4957323547613289E-2 9.4944990035923063E-2 8.3393056676373922E-2 Adjusted yield on loans Adjusted 0.11169999999999999 0.11559999999999999 0.12479999999999999 7.6899999999999996E-2 7.7317465081969475E-2 7.7452772832623876E-2 8.0323701620639953E-2 8.2905499529188922E-2 8.0397688995995198E-2 8.9601558838512063E-2 7.959529152802923E-2 SNL U.S. Bank $1B-$5B 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net interest margin GAAP / Reported 8.7499999999999994E-2 9.0399999999999994E-2 9.06E-2 6.6799999999999998E-2 6.8500000000000005E-2 6.5847248715805218E-2 6.6862529147636018E-2 6.5799999999999997E-2 6.1100000000000002E-2 7.1999999999999995E-2 6.453943023929222E-2 Adjusted Net interest margin Adjusted* 7.9200000000000007E-2 8.4599999999999995E-2 8.7599999999999997E-2 5.4300000000000001E-2 5.7333693858374217E-2 5.7421265334969537E-2 6.1879312301024919E-2 6.0518137873070678E-2 5.7604540171474206E-2 6.7780562435600544E-2 6.1436271756382291E-2 SNL U.S. Bank $1B-$5B** 3.7699999999999997E-2 3.7999999999999999E-2 3.8300000000000001E-2 3.85E-2 3.7400000000000003E-2 3.7199999999999997E-2 3.7400000000000003E-2 3.7400000000000003E-2 3.6999999999999998E-2 3.6600000000000001E-2 3.61E-2 SNL Industry Trends and statistics https://www.snl.com/interactivex/indstats.aspx?Defaults=5&IndStatsMC=34372&State=0&IndStatsEnergy=578&IndStatsGaming=33190&ReitIndustry=0&SpecLendIndustry=0&InsuranceType=-1&FocusIndustry=0&SecInvIndustry=0&KeyPortfolioFilter=0&IndStatsMetalsAndMining=578&FinTechIndustry=0&IndStatsCoal=578&InsuranceIndustry=0&SpecLendType=0&IndStatsSecInv=578&IndStatsEuroBanking=577&GeographyGlobalRegion=0&IndStatsNaturalGas=578&IndStatsInvComp=578&submit=Apply&SecInvType=0&IndStatsBanking=2619&EnergyIndustry=0&IndStatsSpecLender=578&Form_Name=UserInputs&Refreshed=1&InvCoIndustry=0&ReitType=-1&BankIndustry=1&FinPerfMarketCap=0&FinPerfAssets=0&IndStatsAsiaBanking=577&InvCoType=0&IndStatsInsurance=578&IndStatsIntlREIT=577&IndStatsHomeBuilder=6942&IndStatsLatinAmericaBanking=577&IndStatsREIT=9091 1Q13Rate 2Q13Rate 3Q13Rate 4Q13Rate 1Q14Rate 2Q14Rate 3Q14Rate 4Q14Rate 1Q15Rate 2Q15Rate 3Q15Rate 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 CID 1.4567505892738081E-2 1.3581513959858292E-2 1.3493082739333025E-2 5.4685335335321718E-3 5.0529505930945774E-3 4.9723382763107943E-3 5.6235418025325995E-3 6.0661803781625586E-3 6.4000000000000003E-3 6.54517963379995E-3 6.8796934733585564E-3 COD 1.3885780781452804E-2 1.321966735986289E-2 1.2723474935752302E-2 4.6719332532512347E-3 4.3476729152817882E-3 4.198981848319152E-3 4.7710329749966873E-3 5.1946634995848609E-3 5.4999999999999997E-3 5.6097701311609068E-3 5.8852630913512095E-3 CTF 1.373441322797345E-2 1.3068238413322037E-2 1.2408922593904649E-2 5.8716766893925267E-3 5.6330084733198548E-3 5.3177644688143901E-3 5.8729585528498511E-3 6.4875091454054106E-3 6.3E-3 6.2941260201030058E-3 6.4046469275360288E-3 42277 42185 42094 42004 41912 41820 41729 41639 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 ASSETS 1109999 Total cash and cash equivalents $,115,783 $99,714 $,178,442 $,160,888 $75,625 $85,716 $,106,951 $85,797 1208999 Securities - available for sale ,156,820 ,158,693 ,161,360 ,162,024 ,165,489 ,168,694 ,165,276 ,184,654 1205999 Securities - held to maturity 747 746 746 745 745 744 744 743 1405999 Loans held for sale 2,174 4,096 3,401 3,288 7,295 4,088 4,902 5,393 1406999 Loans held for investment 1,185,301 1,152,679 1,011,446 1,005,878 ,977,139 ,939,517 ,800,667 ,881,099 1407999 Allowance for loan and lease losses ,-11,544 ,-11,462 -9,286 -8,843 -7,320 -6,253 -4,631 -3,645 1408999 Loans, net 1,173,757 1,141,217 1,002,160 ,997,035 ,969,819 ,933,264 ,796,036 ,877,454 1510999 Branch assets held for sale 0 0 0 0 0 80,331 88,692 0 1800999 FHLB and FRB stock 7,992 5,707 4,466 4,903 5,826 7,976 5,233 5,802 1509999 Premises and equipment, net 21,807 21,677 21,716 21,933 21,744 20,708 20,502 23,344 1609999 Other real estate owned ("OREO"), net 6,201 6,322 6,991 8,423 10,019 11,103 13,575 13,783 1709999 Goodwill and intangible assets, net 28,995 30,174 30,211 29,057 29,783 31,043 27,792 28,518 1802999 Bank-owned life insurance 29,406 29,295 29,193 29,083 28,955 28,829 28,695 28,554 1808999 Deferred tax asset, net 15,838 15,582 14,983 15,956 16,523 20,178 Other assets 21,943 16,036 19,074 14,563 15,975 14,398 38,712 34,197 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 LIABILITIES 2106999 Non-interest bearing deposits $,167,931 $,164,560 $,167,538 $,179,848 $,154,750 $,176,245 $,155,879 $,150,238 2107999 Interest bearing deposits 1,032,105 1,024,699 1,006,141 ,985,381 ,950,874 ,932,009 ,894,433 ,894,616 2199999 Total deposits 1,200,036 1,189,259 1,173,679 1,165,229 1,105,624 1,108,254 1,050,312 1,044,854 2300899 Customer repurchase agreements 15,584 13,011 8,666 9,282 15,644 15,313 17,670 11,330 2301999 Federal Home Loan Bank advances 61,000 19,000 0 3,000 0 70,000 20,750 21,000 2300999 Senior secured note 0 0 0 0 11,630 11,944 12,259 12,573 2303999 Junior subordinated debentures 24,620 24,553 24,487 24,423 24,359 24,296 24,233 24,171 Other liabilities 16,304 25,957 13,234 8,455 14,713 11,341 7,705 13,714 2999999 Total liabilities 1,317,544 1,271,780 1,220,066 1,210,389 1,171,970 1,241,148 1,132,929 1,127,642 EQUITY 3100799 Preferred stock series A 4,550 4,550 4,550 4,550 4,550 4,550 4,550 4,550 3100899 Preferred stock series B 5,196 5,196 5,196 5,196 5,196 5,196 5,196 5,196 3101999 Common stock 181 181 180 180 99 98 98 98 3102999 Additional paid-in-capital ,193,465 ,192,605 ,191,745 ,191,049 ,105,304 ,104,827 ,104,744 ,104,631 3103999 Treasury stock, at cost -,184 -,170 -,161 -,161 -68 -4 0 0 3105999 Retained earnings 59,785 54,053 49,596 35,744 34,014 24,519 22,111 18,992 3106999 Accumulated other comprehensive income 926 1,064 1,571 951 836 841 485 133 3107999 Total stockholders’ equity ,263,919 ,257,479 ,252,677 ,237,509 ,149,931 ,140,027 ,137,184 ,133,600 3108999 Noncontrolling interests 0 0 0 0 25,897 25,897 26,997 26,997 3109999 Total equity ,263,919 ,257,479 ,252,677 ,237,509 ,175,828 ,165,924 ,164,181 ,160,597 3999999 Total liabilities and equity $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 Assets = Liabilities - Shareholders' Equity Audit 0 0 0 0 0 0 0 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 7199999 Salaries and employee benefits 3,754 4,121 4,540 8,322 8,876 9,471 11,032 12,752 13,269 12,042 12,416 7299999 Occupancy, furniture and equipment 427 430 488 1,119 1,390 1,336 1,319 1,429 1,572 1,555 1,575 7403999 Professional fees 114 546 345 1,455 592 793 1,043 1,146 1,327 852 1,344 7701999 Advertising and promotion 183 103 175 222 443 683 1,102 366 543 526 618 7602999 Communications and technology 212 217 230 754 888 945 954 961 886 927 951 Other 657 756 769 2,785 2,707 2,932 3,011 3,031 3,186 3,733 3,641 7899999 Total non-interest expense 5,347 6,173 6,547 14,657 14,896 16,160 18,461 19,685 20,783 19,635 20,545 Efficiency ratio * Efficiency Ratio 0.78290924512298554 0.78582834331337326 0.79703075291622483 0.66753926701570676 0.73847093921857587 Salaries and employee benefits as a % of total expense 0.70207593042827754 0.6675846427992872 0.69344738047960897 0.56778331172818453 0.59586466165413532 0.58607673267326732 0.59758409620280595 0.64780289560579118 0.63845450608670551 0.61329258976317802 0.60433195424677533 7401999 FDIC insurance assessment 72 65 79 283 261 280 280 221 263 271 252 7802999 Carrying costs for OREO 57 96 28 52 132 100 73 68 79 86 68 7801999 Amortization of intangible assets 0 0 0 620 726 724 746 727 764 895 1,179 Salaries and employee benefits $12,416 Occupancy, furniture and equipment $1,575 Professional fees $1,344 Advertising and promotion $618 Communications and technology $951 Other $3,641 Salaries and employee benefits $12,042 Occupancy, furniture and equipment $1,555 Professional fees $852 Advertising and promotion $526 Communications and technology $927 Other $3,733 Loans 41364 41455 41547 41639 41729 41820 41912 42004 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 (Dollars in thousands) Commercial real estate $,108,363.66105 $,101,316.68778999998 $91,712.208810000011 $,331,271 $,268,688 $,264,730 $,261,836 $,249,406 Construction, land development, land 0 4,555.1998400000002 3,862.91723 37,626 39,230 43,040 45,996 42,914 1-4 family residential properties 3,668.3402299999998 3,429.4557800000011 3,138.8316599999989 91,301 79,542 81,187 80,419 78,624 Farmland 777.29686000000004 770.7398199999999 765.30088999999987 20,294 20,114 19,644 20,059 23,246 Commercial 39,198.590480000006 53,972.176519999979 54,314.22990000012 ,255,655 ,234,986 ,328,760 ,340,316 ,363,689 Factored receivables 81,500.28919999997 98,576.595730000001 ,103,469.17259 ,117,370 ,129,531 ,156,272 ,169,112 ,180,910 Consumer 0 0 0 13,878 13,515 13,525 12,527 11,941 Mortgage warehouse 0 6,166.506599999999 8,130.8033199999991 13,513 14,886 32,359 46,874 55,148 Total Loans $,233,507.91753999999 $,268,786.90613999998 $,265,393.25748999999 $,880,908 $,800,492 $,939,517 $,977,139 $1,005,878 (Dollars in thousands) TCF Equipment* TCF Asset Based Lending* THF Asset Based Lending* Factored Receivables Commercial Finance Current Quarter End Date 42277 Prior Quarter End Date 42185 PPQ End Date 42094 PQY End Date 41912 PYE End Date 42004 PQ Month End 6 CQ Month End 9 Quarter a_CQtrNum 3rd CQ Number QTR Text a_CQtrTxt third CQ Text QTR Text a_CQtrTxtCap Third CQ Text Capitalized Year 2015 Month a_CQtr September CQ Month Year Days a_CQtrEnded September 30, 2015 CQ Full Date Quarter a_PQtrNum 2nd PQ Number QTR Text a_PQtrTxt second PQ Text Month a_PQtr June PQ Month Year Days a_PQtrEnded June 30, 2015 PQ Full Date a_CYr 2015 Current Year a_PYr 2014 Prior Year 7999999 a_CQtrNetInc 5.9279999999999999 CQ Net Income 7999999 a_PQtrNetInc 4.6520000000000001 PQ Net Income 9999992 a_CQtrNetIncCom 5.7320000000000002 CQ Net Income to Common Stockholders 9999992 a_PQtrNetIncCom 4.4569999999999999 PQ Net Income to Common Stockholders 5799999 a_CNetIntInc 23.231000000000002 CQ Net Interest Income 5799999 a_PNetIntInc 24.645 PQ Net Interest Income 5809999 a_CQProv 0.16500000000000001 CQ Provision Cost of interest bearing deposits a_CQ_CostIntBearDeps 6.8796934733585564E-3 CQ Cost of Interest Bearing Deposits Cost of interest bearing deposits a_PQ_CostIntBearDeps 6.54517963379995E-3 PQ Cost of Interest Bearing Deposits Cost of total funds a_Cost_Of_Total_Funds_CQ 6.4046469275360288E-3 CQ Cost of Total Funds Cost of total funds a_Cost_Of_Total_Funds_PQ 6.2941260201030058E-3 PQ Cost of Total Funds 5809999 a_PQProv 2.5409999999999999 PQ Provision Diluted earnings per share a_CQEPS 0.3189070282330756 CQ Diluted EPS Diluted earnings per share a_PQEPS 0.2502109749029191 PQ Diluted EPS Return on average assets a_CQROA 1.5020682981696912E-2 CQ Return on Average Assets Return on average assets a_PQROA 1.2347404317062754E-2 PQ Return on Average Assets Return on average common equity a_CQROCE 9.00284124502541E-2 CQ Return on Average Common Equity Return on average common equity a_PQROCE 7.2697830172170172E-2 PQ Return on Average Common Equity Tangible common stockholders' equity to tangible assets a_TangibleCommonEquity_to_TangibleAssets 0.14504508825767878 CQ Tangible Common Equity to Tangible Assets Month_Num EOM Mont_ID Month Days YTD_Days Quarter QTR Text Year Net interest margin a_CQNim 6.453943023929222E-2 CQ Net Interest Margin 1 1/31/2015 1/2015 January 31 31 1 1st first 2015 Net interest margin a_PQNim 7.1999999999999995E-2 PQ Net Interest Margin 2 2/28/2015 2/2015 February 28 59 1 1st first 2015 a_CQ_NIM_Chg 74.605697607077744 CQ Net Interest Margin Change from PQ 3 3/31/2015 3/2015 March 31 90 1 1st first 2015 Adjusted Net interest margin a_CQNimAdj 6.1436271756382291E-2 CQ Net Interest Margin - Adjusted 4 4/30/2015 4/2015 April 30 120 2 2nd second 2015 Adjusted Net interest margin a_PQNimAdj 6.7780562435600544E-2 PQ Net Interest Margin - Adjusted 5 5/31/2015 5/2015 May 31 151 2 2nd second 2015 Yield on loans a_CQYld 8.3393056676373922E-2 CQ Yield on Loans 6 6/30/2015 6/2015 June 30 181 2 2nd second 2015 Yield on loans a_PQYld 9.4944990035923063E-2 PQ Yield on Loans 7 7/31/2015 7/2015 July 31 212 3 3rd third 2015 a_CQ_Yield_Chg 114.99999999999996 CQ Yield on Loans Change from PQ 8 8/31/2015 8/2015 August 31 243 3 3rd third 2015 Adjusted yield on loans a_CQYldAdj 7.959529152802923E-2 CQ Yield on Loans - Adjusted 9 9/30/2015 9/2015 September 30 273 3 3rd third 2015 Adjusted yield on loans a_PQYldAdj 8.9601558838512063E-2 PQ Yield on Loans - Adjusted 10 10/31/2015 10/2015 October 31 304 4 4th fourth 2015 1407999 a_CQALLL 11.544 CQ ALLL 11 11/30/2015 11/2015 November 30 334 4 4th fourth 2015 1407999 a_PQALLL 11.462 PQ ALLL 12 12/31/2015 12/2015 December 31 365 4 4th fourth 2015 ALLL to total loans a_CQResRat 9.7392982879454248E-3 CQ Reserve Ratio ALLL to total loans a_PQResRat 9.943791810209086E-3 PQ Reserve Ratio Net charge-offs (000's) a_CQNcos 8.3000000000000004E-2 CQ Net Charge Offs Net charge-offs (000's) a_PQNcos 0.36499999999999999 PQ Net Charge Offs Nonperforming assets to total assets a_CQNpaAsset 1.1220598179390419E-2 CQ NPAs to Total Assets Nonperforming assets to total assets a_PQNpaAsset 1.2602609499110353E-2 PQ NPAs to Total Assets a_CQ_NPAs_to_Assets_Chg 13.820113197199335 CQ NPAs to Total Assets Change from PQ Past due to total loans a_CQ_Past_Due_to_Total_Loans 2.137702619720502E-2 CQ Past Due to Total Loans 6999999 a_CQNonIntInc 6.298 CQ Noninterest Income 6999999 a_PQNonIntInc 4.7690000000000001 PQ Noninterest Income 7899999 a_CQNonIntExp 20.5 CQ Noninterest Expense 7899999 a_PQNonIntExp 19.600000000000001 PQ Noninterest Expense 1406999 a_CQLoan 1.1853009999999999 CQ Total Loans 1406999 a_PQLoan 1.152679 PQ Total Loans 1406999 1.005878 PY Total Loans a_CQ_Loan_Change 32.621999999999929 CQ Total Loans Dollar Change from PQ a_CQ_Loan___Change 2.8% CQ Total Loans Percent Change from PQ a_CY_Loan_Dollar_Change 179.42299999999989 CQ Total Loans Dollar Change from PY a_CY_Loan_Percent_Change 0.1783745146031625 CQ Total Loans Percent Change from PY 2199999 a_CQ_total_Deposits 1.2000360000000001 CQ Total Deposits 2199999 a_PQ_total_Deposits 1.1892590000000001 PQ Total Deposits a_CQ_total_Deposits_Change 10.777000000000037 CQ Total Deposits Dollar Change from PQ a_CQ_total_Deposits___Change .9% CQ Total Deposits Percent Change from PQ 2106999 a_CQ_NIB 0.167931 CQ NonInterest Bearing Deposits a_NIB_Pct_of_TotalDeposits 0.13993830185094447 CQ NonInterest Bearing Deposits as Percent of Total Deposits a_NonTimeDeposits_Pct_of_TotalDeps 0.4705408837734868 Non Time Deposits as Percent of Total Deposits TCF a_CQ_Commercial_Finance 497.75900000000001 CQ Commercial Finance TCF a_PQ_Commercial_Finance 467.65300000000002 PQ Commercial Finance a_CQ_Commercial_Finance_Change 30.105999999999995 CQ Commercial Finance Dollar Change from PQ a_CQ_Commercial_Finance___Change 6.4% CQ Commercial Finance Percent Change from PQ Net interest margin a_CYNim 6.5933731914670113E-2 CY Net Interest Margin 2Q15 2Q15 2Q15 1Q15 1Q15 1Q15 2Q15Balance 2Q15 2Q15Rate 1Q15Balance 1Q15 1Q15Rate September 30, 2015 June 30, 2015 Average Average Average Average (Dollars in thousands) Balance Interest Rate Balance Interest Rate Interest earning assets: Interest earning cash balances $96,566 $92 3.7797982726839674E-3 $,119,969 $110 3.6776899966557293E-3 $0 Hard Code Taxable securities ,154,254 598 1.5380476357177124E-2 ,153,073 609 1.5957695398223774E-2 0 Tax exempt securities 2,554 17 2.6407851281876678E-2 3,643 16 1.7616202079556456E-2 0 FHLB and FRB stock 6,959 51 2.9075579324865517E-2 5,288 50 3.792538777410185E-2 Loans 1,167,670 24,545 8.3396524330690516E-2 1,090,472 25,812 9.4942051104153394E-2 0 Total interest earning assets $1,428,003 $25,303 7.0298803415618213E-2 $1,372,445 $26,597 7.7730090987452843E-2 Non-interest earning assets: Other assets ,137,695 ,138,600 Total assets $1,565,698 $1,511,045 Interest bearing liabilities: Deposits: Interest bearing demand $,211,823 $32 5.9935191994793025E-4 $,239,033 $36 6.040822999150928E-4 Individual retirement accounts 57,227 177 1.2270925627231293E-2 55,778 168 1.2080859009755709E-2 Hard Code Money market ,116,375 66 2.2500350254518282E-3 ,116,517 66 2.2719884199324967E-3 Hard Code Savings 72,617 9 4.9171022954859662E-4 74,088 9 4.8724356304531225E-4 Certificates of deposit ,509,224 1,354 1.054908611158735E-2 ,485,533 1,263 1.0433645335907385E-2 Brokered deposits 50,002 126 9.9974261899089256E-3 50,002 125 1.0027071444614743E-2 Total deposits 1,017,268 1,764 6.8796799475355228E-3 1,020,951 1,667 6.5491083130519304E-3 0 Junior subordinated debentures 24,580 283 4.5678264407259347E-2 24,513 278 4.5488310082606981E-2 0 Short-term borrowings 69,778 25 1.4214334404639806E-3 28,862 7 9.7279894244761559E-4 0 Total interest bearing liabilities $1,111,626 $2,072 7.3949644778088094E-3 $1,074,326 $1,952 7.2877790814432014E-3 Non-interest bearing liabilities and equity: Non-interest bearing demand deposits ,171,887 ,170,240 Other liabilities 19,841 10,825 Total equity ,262,344 ,255,654 Total liabilities and equity $1,565,698 $1,511,045 Net interest income $23,231 $24,645 Interest spread 6.2903838937809403E-2 7.0442311906009636E-2 Net interest margin 6.4542208518682628E-2 7.202534467743639E-2 42277 42185 42094 42004 41912 41820 41729 41639 As of and For the Three Months Ended Key Metrics September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Performance ratios - annualized Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average tangible common equity (ROATCE) Return on average tangible common equity (ROATCE) (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.4999999999999997E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Net interest margin Net interest margin 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality(2) Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Per Share Amounts Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Net noninterest expense to average assets Unadjusted Net noninterest expense to average assets (1) 3.6104231415205072E-2 3.9462048685496381E-2 1.1534553084965307E-2 4.4371011654619083E-2 7.78224729002692E-3 3.9911035828657786E-2 3.9204150615991543E-2 3.5266000745935028E-2 42277 42185 42094 42004 41912 41820 41729 41639 41547 41455 41364 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, September 30, June 30, March 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2013 2013 2013 Noninterest bearing demand Non-interest bearing demand $,167,931 $,164,560 $,167,538 $,179,847.54459000003 $,154,749.83000999998 $,176,245 $,155,879 $,150,238 $17,986 $14,427 $12,048 Interest-bearing demand Interest bearing demand ,206,603 ,228,909 ,231,718 ,236,525 ,209,491.49296 ,248,992 ,209,170 ,199,826 0 0 0 Individual Retirement Accounts Individual retirement accounts 58,619 56,285 55,773 55,034 54,378 53,856 54,709 54,512 30,647 29,974 27,959 Money Market Money market ,117,888 ,116,019 ,120,001 ,117,514.46862 ,125,371 ,138,204 ,142,522 ,157,406 19,869 20,368 20,192 Savings Savings 72,244 73,016 74,236 70,407 72,012 73,207 73,011 69,336 0 0 0 Certificates of deposit Certificates of deposit ,526,732 ,500,451 ,474,413 ,455,901 ,439,603 ,367,731 ,356,844 ,354,940 ,215,221 ,197,218 ,163,185 Other brokered funds Brokered deposits 50,019 50,019 50,000 50,000 50,019 50,019 58,177 58,596 0 0 0 Total deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229.1321 $1,105,624.3229700001 $1,108,254 $1,050,312 $1,044,854 $,283,723 $,261,987 $,223,384 ,635,370 ,606,755 ,580,186 ,560,935 ,544,000 ,471,606 ,469,730 ,468,048 ,245,868 ,227,192 ,191,144 0.5294591162265132 0.51019584463939305 0.49433107348772537 0.48139463885706313 0.49202969643311734 0.42553963261129668 0.44722901385493075 0.44795540812400586 0.86657761267151412 0.86718806658345648 0.85567453353865985 $,564,666 $,582,504 $,593,493 $,604,294.1321 $,561,624.32296999998 $,636,648 $,580,582 $,576,806 $37,855 $34,795 $32,240 0.4705408837734868 0.4898041553606069 0.50566892651227469 0.51860536114293687 0.50797030356688255 0.57446036738870332 0.55277098614506925 0.5520445918759942 0.13342238732848588 0.13281193341654357 0.14432546646134012 Noninterest bearing demand/Total Deposits 0.13993830185094447 0.13837187694186043 0.14274601488141136 0.15434523389917304 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 6109999 Service charges on deposits 0 0 0 703 738 813 811 647 612 666 710 6112999 Card income 0 0 0 405 490 548 544 516 523 578 574 6308999 Fee income 231 279 324 355 398 421 448 553 422 502 542 6301999 Asset management fees 0 0 0 0 0 129 374 486 958 1,274 1,744 Other 214 50 393 1,045 983 722 1,008 1,519 1,635 1,749 1,020 6999999 Total non-interest income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 4,590 5799999 Net Interest income 6,054 7,143 8,128 17,358 18,855 19,881 20,395 21,329 19,725 24,645 23,231 6999999 Non-interest Income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 4,590 Total Revenue 6,499 7,472 8,845 19,866 21,464 22,514 23,580 25,050 23,875 29,414 27,821 Non-interest income as a % of total revenue 6.8% 4.4% 8.1% 0.12624584717607973 0.121552366753634 0.11694945367326996 0.13507209499575912 0.14854291417165669 0.17382198952879582 0.16213367784048413 0.16498328600697315 6206999 Net realized gains/(losses) & valuation adjustments on OREO 77 -96 87 86 -77 -,252 -11 -,242 26 52 -58 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6202999 Gain on branch sale 0 0 0 0 0 0 0 0 0 0 0 Q2 2014 Q3 2014 Q4 2014 Q1 2015* Q2 2015 Assets under management 400 1,016 1,079 1,700 1,700 Asset management fees 129 374 486 958 1,744 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 3Q15Rate 2Q15Rate 1Q15Rate 4Q14Rate 3Q14Rate 2Q14Rate 1Q14Rate 4Q13Rate 42277 42185 42094 42004 41912 41820 41729 41639 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Financial Highlights (Dollars in thousands): 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 1406999 Loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,878 $,977,139 $,939,517 ,800,667 ,881,099 2199999 Deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229 $1,105,624 $1,108,254 1,050,312 1,044,854 Net income available to common stockholders Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,839 Performance Ratios - Annualized: Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average common equity Return on average common equity (1) 9.00284124502541E-2 7.2697830172170172E-2 0.23950696235661378 4.3030320636307295E-2 0.26844139125477523 7.0491627172676583E-2 0.10095195420779574 0.11975036413659168 Return on average tangible common equity (ROATCE) Return on average tangible common equity (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Return on average total equity Return on average total equity 8.9644958032670377E-2 7.297961316737285E-2 0.23314715809012018 5.0226866463435771E-2 0.23163770107758885 7.176855796790331E-2 9.2610157663933046E-2 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Adjusted yield on loans Adjusted yield on loans (1) 7.959529152802923E-2 8.9601558838512063E-2 8.0397688995995198E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 0 Cost of interest bearing deposits Cost of interest bearing deposits 6.8796934733585564E-3 6.54517963379995E-3 6.3951498415804036E-3 6.0661803781625586E-3 5.6235418025325995E-3 4.9723382763107943E-3 4.9529505930945772E-3 5.4685335335321718E-3 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.5055583032907881E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Cost of total funds Cost of total funds 6.4046469275360288E-3 6.2941260201030058E-3 6.2858117383082562E-3 6.4875091454054106E-3 5.8729585528498511E-3 5.3177644688143901E-3 5.6330084733198548E-3 5.8716766893925267E-3 Net interest margin Net interest margin (1) 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Adjusted Net interest margin Adjusted net interest margin (1) 6.1436271756382291E-2 6.7780562435600544E-2 5.7604540171474206E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 1E-4 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality:(2) Past due to total loans Past due to total loans 2.137702619720502E-2 2.3286123022975173E-2 2.910264816369169E-2 2.5674809469935715E-2 2.6055249048497705E-2 2.8153827977567197E-2 2.9871344766301097E-2 2.781185769136045E-2 Nonperforming loans to total loans Non-performing loans to total loans 9.7392982879454248E-3 1.1234697604450155E-2 1.660889459249431E-2 1.6580834852735617E-2 1.7974533817604249E-2 1.5419625190390382E-2 1.3167771370619745E-2 1.4064253846616555E-2 Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to nonperforming loans ALLL to non-performing loans 1 0.88509652509652514 0.55277099827370679 0.53021000885162317 0.41677062208936683 0.43162835645751363 0.43924879066679312 0.29414138153647512 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital:(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Total equity to total assets Total equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.13045548662278719 0.1179212021529205 0.12657403141028015 0.1246637252258694 Total stockholders' equity to total assets Total stockholders' equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.11124118263514976 9.9516319157493802E-2 0.10576084231780417 0.10370720944357266 Tangible common stockholders' equity to tangible assets Tangible common stockholders' equity to tangible assets 0.14504508825767878 0.14512847387061648 0.14746313984770282 0.14004819764973347 8.3763721184769643E-2 7.211941675800243E-2 7.8503422152235103E-2 7.5679908200133011E-2 Per Share Amounts: Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Shares outstanding end of period Shares outstanding end of period 18,040,072 18,041,072 17,963,782.93 17,963,782.93 9,886,778 9,845,819 9,846,096 9,832,585 From Bloomberg Terminal: TBK Equity BKX Index CBNK Index Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price 42004 100 100 100 42004 1 1 1 42006 99.631 99.717200000000005 99.101799999999997 42006 0.99631000000000003 0.99717200000000006 0.99101799999999995 42009 99.483400000000003 96.781599999999997 96.858900000000006 42009 0.994834 0.96781600000000001 0.96858900000000003 42010 99.631 94.209500000000006 94.656899999999993 42010 0.99631000000000003 0.94209500000000002 0.94656899999999988 42011 98.745400000000004 95.017499999999998 95.339299999999994 42011 0.98745400000000005 0.95017499999999999 0.95339299999999993 42012 95.793400000000005 96.687299999999993 96.814800000000005 42012 0.95793400000000006 0.96687299999999998 0.96814800000000001 42013 95.2029 94.505799999999994 94.624700000000004 42013 0.95202900000000001 0.94505799999999995 0.94624700000000006 42016 95.572000000000003 93.522800000000004 93.753600000000006 42016 0.95572000000000001 0.93522800000000006 0.93753600000000004 42017 98.966800000000006 92.876400000000004 93.677599999999998 42017 0.9896680000000001 0.92876400000000003 0.93677599999999994 42018 100.369 91.045000000000002 92.442099999999996 42018 1.00369 0.91044999999999998 0.92442099999999994 42019 99.483400000000003 89.415599999999998 91.393600000000006 42019 0.994834 0.89415599999999995 0.91393600000000008 42020 101.1808 90.694900000000004 92.894800000000004 42020 1.011808 0.90694900000000001 0.928948 42024 97.786000000000001 90.008099999999999 92.057699999999997 42024 0.97786000000000006 0.90008100000000002 0.92057699999999998 42025 96.014799999999994 90.533299999999997 91.622 42025 0.96014799999999989 0.90533299999999994 0.91622000000000003 42026 97.417000000000002 93.792100000000005 94.703800000000001 42026 0.97416999999999998 0.937921 0.94703800000000005 42027 97.638400000000004 92.4589 93.790700000000001 42027 0.97638400000000003 0.92458899999999999 0.93790700000000005 42030 95.7196 93.24 94.498599999999996 42030 0.95719600000000005 0.9323999999999999 0.94498599999999999 42031 97.564599999999999 92.041499999999999 93.440100000000001 42031 0.97564600000000001 0.92041499999999998 0.93440100000000004 42032 95.3506 89.792599999999993 91.225800000000007 42032 0.95350599999999996 0.89792599999999989 0.91225800000000001 42033 96.383799999999994 91.166200000000003 92.512600000000006 42033 0.96383799999999997 0.91166200000000008 0.92512600000000011 42034 95.941000000000003 89.873400000000004 91.145099999999999 42034 0.95940999999999999 0.89873400000000003 0.91145100000000001 42037 95.7196 91.8125 93.389899999999997 42037 0.95719600000000005 0.91812499999999997 0.93389899999999992 42038 96.974199999999996 93.6036 95.110799999999998 42038 0.96974199999999999 0.93603599999999998 0.95110799999999995 42039 94.8339 93.091800000000006 94.530500000000004 42039 0.94833900000000004 0.93091800000000002 0.94530500000000006 42040 94.0959 94.344200000000001 96.232500000000002 42040 0.94095899999999999 0.943442 0.96232499999999999 42041 93.284099999999995 96.054400000000001 97.435400000000001 42041 0.93284099999999992 0.96054400000000006 0.97435400000000005 42044 89.077500000000001 95.435000000000002 96.289500000000004 42044 0.89077499999999998 0.95435000000000003 0.96289500000000006 42045 89.298900000000003 96.081299999999999 96.707599999999999 42045 0.89298900000000003 0.96081300000000003 0.96707600000000005 42046 91.143900000000002 95.717799999999997 96.164000000000001 42046 0.911439 0.95717799999999997 0.96164000000000005 42047 93.136499999999998 97.616500000000002 97.796999999999997 42047 0.931365 0.97616500000000006 0.97797000000000001 42048 96.162400000000005 97.683800000000005 98.111199999999997 42048 0.96162400000000003 0.9768380000000001 0.98111199999999998 42052 95.941000000000003 98.168599999999998 98.608900000000006 42052 0.95940999999999999 0.98168599999999995 0.9860890000000001 42053 95.129199999999997 96.795000000000002 97.297300000000007 42053 0.95129200000000003 0.96794999999999998 0.97297300000000009 42054 96.679000000000002 96.633499999999998 97.171499999999995 42054 0.96679000000000004 0.96633499999999994 0.971715 42055 95.793400000000005 97.535700000000006 97.670199999999994 42055 0.95793400000000006 0.97535700000000003 0.97670199999999996 42058 95.7196 97.091300000000004 97.437899999999999 42058 0.95719600000000005 0.97091300000000003 0.974379 42059 95.129199999999997 98.060900000000004 97.976500000000001 42059 0.95129200000000003 0.98060900000000006 0.979765 42060 94.8339 98.101299999999995 97.826499999999996 42060 0.94833900000000004 0.98101299999999991 0.97826499999999994 42061 94.8339 97.805000000000007 98.149500000000003 42061 0.94833900000000004 0.97805000000000009 0.98149500000000001 42062 93.431700000000006 97.347200000000001 97.707499999999996 42062 0.93431700000000006 0.973472 0.97707499999999992 42065 94.317300000000003 98.330200000000005 98.446299999999994 42065 0.94317300000000004 0.98330200000000001 0.98446299999999998 42066 95.867199999999997 98.222499999999997 98.065799999999996 42066 0.95867199999999997 0.98222500000000001 0.98065799999999992 42067 95.572000000000003 97.683800000000005 97.589699999999993 42067 0.95572000000000001 0.9768380000000001 0.9758969999999999 42068 96.0886 98.047399999999996 97.997299999999996 42068 0.96088600000000002 0.98047399999999996 0.97997299999999998 42069 95.2029 98.357100000000003 98.4512 42069 0.95202900000000001 0.98357099999999997 0.98451200000000005 42072 95.941000000000003 98.734200000000001 99.1584 42072 0.95940999999999999 0.98734200000000005 0.99158400000000002 42073 95.645799999999994 96.310299999999998 97.485399999999998 42073 0.95645799999999992 0.96310299999999993 0.974854 42074 95.572000000000003 97.185599999999994 98.141800000000003 42074 0.95572000000000001 0.97185599999999994 0.98141800000000001 42075 95.7196 99.649900000000002 100.49420000000001 42075 0.95719600000000005 0.99649900000000002 1.004942 42076 95.941000000000003 98.909199999999998 100.1326 42076 0.95940999999999999 0.98909199999999997 1.0013259999999999 42079 96.236199999999997 99.555599999999998 100.2607 42079 0.96236199999999994 0.995556 1.002607 42080 96.679000000000002 99.771100000000004 100.6194 42080 0.96679000000000004 0.99771100000000001 1.006194 42081 96.752799999999993 99.5017 100.0962 42081 0.96752799999999994 0.99501700000000004 1.0009619999999999 42082 96.236199999999997 98.303299999999993 99.693700000000007 42082 0.96236199999999994 0.98303299999999993 0.99693700000000007 42083 94.612499999999997 99.528700000000001 100.9551 42083 0.94612499999999999 0.99528700000000003 1.0095510000000001 42086 97.269400000000005 98.801500000000004 100.50149999999999 42086 0.97269400000000006 0.98801500000000009 1.005015 42087 97.786000000000001 97.899299999999997 100.262 42087 0.97786000000000006 0.978993 1.0026200000000001 42088 96.0886 96.283299999999997 98.667299999999997 42088 0.96088600000000002 0.96283299999999994 0.98667300000000002 42089 95.3506 96.552599999999998 99.225300000000004 42089 0.95350599999999996 0.965526 0.99225300000000005 42090 96.162400000000005 96.134200000000007 98.996899999999997 42090 0.96162400000000003 0.96134200000000003 0.98996899999999999 42093 96.974199999999996 97.545599999999993 100.42829999999999 42093 0.96974199999999999 0.97545599999999988 1.004283 42094 100.81180000000001 97.177400000000006 100.1534 42094 1.0081180000000001 0.97177400000000003 1.0015340000000001 42095 99.631 96.889099999999999 100.0741 42095 0.99631000000000003 0.96889099999999995 1.0007410000000001 42096 100.5904 97.629300000000001 100.55459999999999 42096 1.0059040000000001 0.97629299999999997 1.0055459999999998 42100 98.597800000000007 97.295299999999997 100.03100000000001 42100 0.98597800000000002 0.97295299999999996 1.00031 42101 99.335800000000006 97.525700000000001 100.1095 42101 0.99335800000000007 0.97525700000000004 1.0010950000000001 42102 99.040599999999998 97.709100000000007 100.1718 42102 0.99040600000000001 0.97709100000000004 1.0017180000000001 42103 99.114400000000003 98.119500000000002 100.0823 42103 0.99114400000000002 0.98119500000000004 1.000823 42104 99.040599999999998 98.009 100.11620000000001 42104 0.99040600000000001 0.98009000000000002 1.0011620000000001 42107 98.671599999999998 98.662099999999995 100.9178 42107 0.98671599999999993 0.98662099999999997 1.0091779999999999 42108 99.262 98.363600000000005 100.3921 42108 0.99262000000000006 0.98363600000000007 1.0039210000000001 42109 98.966800000000006 99.111800000000002 101.49720000000001 42109 0.9896680000000001 0.99111800000000005 1.014972 42110 98.966800000000006 99.240399999999994 101.4238 42110 0.9896680000000001 0.99240399999999995 1.014238 42111 98.893000000000001 97.882099999999994 99.788300000000007 42111 0.98892999999999998 0.97882099999999994 0.99788300000000008 42114 100 98.266199999999998 100.67489999999999 42114 1 0.98266199999999992 1.0067489999999999 42115 99.040599999999998 97.968299999999999 100.92489999999999 42115 0.99040600000000001 0.97968299999999997 1.0092489999999998 42116 97.564599999999999 98.944900000000004 101.3377 42116 0.97564600000000001 0.98944900000000002 1.013377 42117 97.786000000000001 98.697400000000002 101.2188 42117 0.97786000000000006 0.98697400000000002 1.0121880000000001 42118 97.417000000000002 98.005700000000004 100.68859999999999 42118 0.97416999999999998 0.98005700000000007 1.0068859999999999 42121 97.712199999999996 97.747900000000001 100.0492 42121 0.97712199999999994 0.97747899999999999 1.0004919999999999 42122 98.228800000000007 98.680599999999998 101.3798 42122 0.98228800000000005 0.98680599999999996 1.013798 42123 102.50920000000001 99.599000000000004 101.4991 42123 1.0250920000000001 0.99599000000000004 1.014991 42124 99.040599999999998 99.238900000000001 100.25190000000001 42124 0.99040600000000001 0.99238899999999997 1.0025190000000002 42125 97.859800000000007 99.590100000000007 99.841099999999997 42125 0.97859800000000008 0.99590100000000004 0.99841099999999994 42128 96.531400000000005 100.9713 100.80159999999999 42128 0.96531400000000001 1.0097130000000001 1.008016 42129 96.900400000000005 100.4706 100.3135 42129 0.96900400000000009 1.0047060000000001 1.0031350000000001 42130 97.786000000000001 100.0625 100.7561 42130 0.97786000000000006 1.0006250000000001 1.0075609999999999 42131 97.048000000000002 99.922399999999996 100.5057 42131 0.97048000000000001 0.999224 1.0050570000000001 42132 97.638400000000004 101.12009999999999 100.9996 42132 0.97638400000000003 1.011201 1.0099960000000001 42135 99.040599999999998 101.24469999999999 101.5132 42135 0.99040600000000001 1.0124469999999999 1.0151319999999999 42136 97.490799999999993 101.30500000000001 101.7735 42136 0.97490799999999989 1.01305 1.0177350000000001 42137 99.852400000000003 101.839 102.14279999999999 42137 0.99852400000000008 1.0183899999999999 1.021428 42138 98.819199999999995 102.2375 102.717 42138 0.98819199999999996 1.022375 1.0271699999999999 42139 97.048000000000002 101.1692 101.47110000000001 42139 0.97048000000000001 1.011692 1.0147110000000001 42142 97.048000000000002 102.2654 102.9122 42142 0.97048000000000001 1.022654 1.0291220000000001 42143 97.121799999999993 103.5633 103.7788 42143 0.97121799999999991 1.035633 1.0377879999999999 42144 95.645799999999994 102.77719999999999 103.31480000000001 42144 0.95645799999999992 1.0277719999999999 1.033148 42145 94.760099999999994 102.678 103.0945 42145 0.94760099999999992 1.02678 1.030945 42146 95.424400000000006 102.52589999999999 102.66 42146 0.95424400000000009 1.0252589999999999 1.0266 42150 93.062700000000007 101.8051 101.92919999999999 42150 0.93062700000000009 1.018051 1.0192919999999999 42151 92.915099999999995 102.81610000000001 102.97329999999999 42151 0.92915099999999995 1.0281610000000001 1.029733 42152 92.177099999999996 102.65170000000001 102.9957 42152 0.92177100000000001 1.0265170000000001 1.029957 42153 91.734300000000005 101.6841 102.2623 42153 0.91734300000000002 1.0168410000000001 1.0226230000000001 42156 91.143900000000002 101.30249999999999 101.9074 42156 0.911439 1.0130249999999998 1.019074 42157 91.808099999999996 102.2043 103.0565 42157 0.91808099999999992 1.022043 1.030565 42158 93.726900000000001 103.5569 104.40009999999999 42158 0.93726900000000002 1.035569 1.044001 42159 93.726900000000001 102.68429999999999 103.6045 42159 0.93726900000000002 1.026843 1.0360450000000001 42160 93.726900000000001 104.4829 105.3344 42160 0.93726900000000002 1.044829 1.0533440000000001 42163 94.317300000000003 104.09310000000001 105.3869 42163 0.94317300000000004 1.0409310000000001 1.0538689999999999 42164 94.4649 105.003 106.2274 42164 0.94464899999999996 1.05003 1.0622739999999999 42165 95.498199999999997 106.3977 107.6245 42165 0.954982 1.063977 1.0762449999999999 42166 94.4649 106.2711 107.52760000000001 42166 0.94464899999999996 1.062711 1.0752760000000001 42167 94.243499999999997 106.16379999999999 107.4456 42167 0.94243500000000002 1.0616379999999999 1.0744560000000001 42170 97.786000000000001 105.8468 107.2599 42170 0.97786000000000006 1.058468 1.0725990000000001 42171 101.845 106.4285 108.2393 42171 1.0184500000000001 1.0642849999999999 1.0823929999999999 42172 100.738 105.5925 106.70659999999999 42172 1.0073799999999999 1.055925 1.0670659999999998 42173 98.597800000000007 106.1635 107.58969999999999 42173 0.98597800000000002 1.0616349999999999 1.0758969999999999 42174 94.022099999999995 105.2615 107.5337 42174 0.94022099999999997 1.0526150000000001 1.075337 42177 95.867199999999997 106.5652 108.92749999999999 42177 0.95867199999999997 1.065652 1.089275 42178 96.531400000000005 107.28700000000001 109.8197 42178 0.96531400000000001 1.07287 1.0981969999999999 42179 96.236199999999997 106.40860000000001 109.2371 42179 0.96236199999999994 1.0640860000000001 1.092371 42180 97.933599999999998 105.7634 109.512 42180 0.97933599999999998 1.057634 1.0951200000000001 42181 100.07380000000001 106.104 109.8964 42181 1.0007380000000001 1.06104 1.0989640000000001 42184 98.450199999999995 103.4525 107.38209999999999 42184 0.98450199999999999 1.0345249999999999 1.0738209999999999 42185 97.048000000000002 103.9457 107.7329 42185 0.97048000000000001 1.0394570000000001 1.077329 42186 98.376400000000004 105.1163 108.9936 42186 0.98376400000000008 1.0511629999999998 1.089936 42187 97.712199999999996 104.1763 107.5515 42187 0.97712199999999994 1.041763 1.075515 42191 94.8339 103.7567 107.6024 42191 0.94833900000000004 1.0375669999999999 1.0760240000000001 42192 94.760099999999994 102.937 106.38760000000001 42192 0.94760099999999992 1.0293699999999999 1.063876 42193 93.284099999999995 100.9068 105.5886 42193 0.93284099999999992 1.0090680000000001 1.0558860000000001 42194 94.0959 102.0159 106.7363 42194 0.94095899999999999 1.020159 1.0673630000000001 42195 95.867199999999997 103.3796 108.0359 42195 0.95867199999999997 1.0337959999999999 1.0803590000000001 42198 95.867199999999997 104.565 108.84820000000001 42198 0.95867199999999997 1.04565 1.0884819999999999 42199 96.679000000000002 105.09050000000001 109.1341 42199 0.96679000000000004 1.050905 1.0913410000000001 42200 97.638400000000004 106.32940000000001 109.58159999999999 42200 0.97638400000000003 1.063294 1.0958159999999999 42201 98.450199999999995 107.3604 109.8823 42201 0.98450199999999999 1.073604 1.0988230000000001 42202 98.524000000000001 106.65219999999999 109.1409 42202 0.98524 1.066522 1.0914090000000001 42205 96.383799999999994 107.0778 109.62009999999999 42205 0.96383799999999997 1.070778 1.096201 42206 94.907700000000006 107.0703 109.188 42206 0.94907700000000006 1.070703 1.09188 42207 94.391099999999994 108.286 110.34529999999999 42207 0.94391099999999994 1.0828599999999999 1.103453 42208 93.505499999999998 107.3897 108.9024 42208 0.93505499999999997 1.0738970000000001 1.089024 42209 92.398499999999999 105.5856 107.9978 42209 0.92398499999999995 1.0558559999999999 1.0799779999999999 42212 98.302599999999998 104.4666 107.2154 42212 0.98302599999999996 1.0446660000000001 1.0721540000000001 42213 102.6568 104.9336 107.1979 42213 1.0265680000000001 1.049336 1.071979 42214 98.671599999999998 105.78579999999999 107.4425 42214 0.98671599999999993 1.057858 1.074425 42215 101.9926 106.1905 107.8991 42215 1.0199259999999999 1.0619050000000001 1.078991 42216 103.7638 105.4629 107.7518 42216 1.0376380000000001 1.054629 1.077518 42219 105.1661 105.2814 107.83580000000001 42219 1.051661 1.0528140000000001 1.0783580000000001 42220 104.5018 105.5553 108.16030000000001 42220 1.045018 1.055553 1.0816030000000001 42221 104.059 106.10760000000001 109.04 42221 1.0405899999999999 1.0610760000000001 1.0904 42222 103.7638 105.6662 108.3524 42222 1.0376380000000001 1.056662 1.0835239999999999 42223 104.72320000000001 105.331 107.80029999999999 42223 1.0472320000000002 1.05331 1.0780029999999998 42226 105.3137 107.0902 109.28619999999999 42226 1.053137 1.070902 1.092862 42227 106.4945 105.45050000000001 107.988 42227 1.064945 1.054505 1.07988 42228 104.6494 103.7811 106.1237 42228 1.046494 1.037811 1.061237 42229 103.3948 104.3416 106.55800000000001 42229 1.0339480000000001 1.0434159999999999 1.06558 42230 105.46129999999999 105.361 107.967 42230 1.054613 1.0536099999999999 1.0796699999999999 42233 107.0111 105.4391 108.1735 42233 1.070111 1.0543909999999999 1.0817350000000001 42234 105.7565 105.5442 107.99039999999999 42234 1.0575650000000001 1.055442 1.079904 42235 104.428 104.41759999999999 106.77030000000001 42235 1.0442799999999999 1.044176 1.0677030000000001 42236 102.952 101.4209 104.19280000000001 42236 1.02952 1.0142090000000001 1.041928 42237 104.1328 98.289000000000001 103.2311 42237 1.041328 0.98289000000000004 1.032311 42240 103.1734 92.941000000000003 98.603800000000007 42240 1.0317339999999999 0.92941000000000007 0.98603800000000008 42241 104.428 91.337299999999999 97.3 42241 1.0442799999999999 0.91337299999999999 0.97299999999999998 42242 105.5351 95.427899999999994 100.1972 42242 1.0553509999999999 0.95427899999999999 1.0019719999999999 42243 104.94459999999999 98.138300000000001 101.8154 42243 1.0494459999999999 0.98138300000000001 1.018154 42244 104.94459999999999 97.975200000000001 101.9832 42244 1.0494459999999999 0.97975199999999996 1.0198320000000001 42247 106.7897 97.717100000000002 102.7025 42247 1.0678969999999999 0.97717100000000001 1.0270250000000001 42248 105.23990000000001 93.528199999999998 99.182900000000004 42248 1.0523990000000001 0.93528199999999995 0.99182900000000007 42249 107.30629999999999 95.104500000000002 100.5371 42249 1.0730629999999999 0.95104500000000003 1.005371 42250 107.1587 95.943200000000004 101.0766 42250 1.0715870000000001 0.95943200000000006 1.0107660000000001 42251 106.4207 94.263499999999993 100.5269 42251 1.0642069999999999 0.94263499999999989 1.005269 42255 108.3395 96.871300000000005 102.9735 42255 1.0833950000000001 0.96871300000000005 1.0297350000000001 42256 107.7491 95.666200000000003 102.3105 42256 1.077491 0.95666200000000001 1.0231050000000002 42257 110.99630000000001 96.284400000000005 103.1366 42257 1.109963 0.96284400000000003 1.031366 42258 111.4391 96.162899999999993 103.2401 42258 1.1143909999999999 0.96162899999999996 1.0324009999999999 42261 115.941 96.259600000000006 103.5234 42261 1.1594100000000001 0.96259600000000001 1.035234 42262 120 97.783299999999997 104.69029999999999 42262 1.2 0.97783299999999995 1.0469029999999999 42263 120.8856 98.135300000000001 104.8801 42263 1.2088559999999999 0.98135300000000003 1.0488010000000001 42264 118.8192 95.883600000000001 102.9414 42264 1.1881919999999999 0.95883600000000002 1.0294140000000001 42265 122.583 93.564499999999995 101.16970000000001 42265 1.22583 0.93564499999999995 1.0116970000000001 42268 122.3616 94.703500000000005 102.4931 42268 1.223616 0.94703500000000007 1.024931 42269 123.83759999999999 93.487899999999996 101.7002 42269 1.2383759999999999 0.93487900000000002 1.017002 42270 122.87820000000001 93.570099999999996 102.3819 42270 1.228782 0.935701 1.023819 42271 123.1734 93.056600000000003 103.02379999999999 42271 1.2317340000000001 0.930566 1.030238 42272 122.50920000000001 94.913799999999995 103.55410000000001 42272 1.2250920000000001 0.94913799999999993 1.035541 42275 122.87820000000001 92.403000000000006 102.2034 42275 1.228782 0.92403000000000002 1.0220340000000001 42276 122.14019999999999 92.697900000000004 102.2675 42276 1.2214019999999999 0.926979 1.022675 42277 123.98520000000001 94.016000000000005 103.52760000000001 42277 1.239852 0.94016000000000011 1.0352760000000001 42277 42185 42094 42004 41912 41820 41729 41639 Loans September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 Commercial real estate $,247,175 $,234,090 $,236,659 $,249,164 $,261,836 $,265,129 $,268,863 $,331,462 $13,085 Construction, land development, land 52,446 46,743 52,203 42,914 45,996 43,040 39,230 37,626 $5,703 1-4 family residential properties 77,043 75,588 73,605 78,738 80,419 81,187 79,542 91,301 $1,455 Farmland 25,784 25,701 24,805 22,496 20,059 19,644 20,114 20,294 $83 Commercial ,468,055 ,454,161 ,371,614 ,364,566.5 ,340,316 ,328,361 ,234,986 ,255,655 $13,894 Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 Consumer 10,632 10,993 11,201 11,941 12,527 13,525 13,515 13,878 $-,361 Mortgage warehouse ,102,363 ,105,687 69,907 55,148 46,874 32,359 14,886 13,513 $-3,324 -3.1% Total loans $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 $32,622 2.8% $,179,423.5 0.17837510034770634 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 equip Equipment* $,143,483 $,138,018 $,118,273 $,106,354 $94,459.5 $71,198 $58,737.422149999991 $48,978.417549999998 $5,465 3.9596284542595894 Asset based lending (General)* 85,641 64,836 36,511 46,388 50,046.1 48,699.38659999998 39,643.64040000005 30,826.65713 $20,805 Asset based lending (Healthcare)* 66,832 65,083 59,572 41,770 40,885 45,751 0 0 $1,749 ABC Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 TCF Commercial finance $,497,759 $,467,653 $,385,808 $,375,422 $,354,502.6 $,321,920.3865999996 $,227,911.48619 $,197,175.7467999999 $30,106 6.4% $,111,951 0.29017283208227929 0.25821460605370899 Total loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 Commercial finance as a % of total 0.41994311993324901 0.40570965550686705 0.3814420146997467 0.37322835037069624 0.36279649057094226 0.34264418702375793 0.28465202910823101 0.22378311027478182 Community banking as a % of total 0.58005688006675094 0.59429034449313289 0.6185579853002533 0.62677164962930376 0.63720350942905779 0.65735581297624202 0.71534797089176894 0.77621688972521818 *TCF abbreviated Triumph Commercial Finance. THF abbreviated Triumph Health Care Finance ABL ,152,473 ,129,919 96,083 88,158 90,931.1 94,450.38659999991 39,643.64040000005 30,826.65713 $22,554 0.17360047414158053 $30,106 $81,845 6.4% 0.21213919877244639 91 91 365 365 0.25821460605370899 0.85088799507629598 ,172,099 ,186,224 BegBal Prov CO Rec EndBal (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance CRE Commercial real estate $385.78817982433196 $164.0521328953597 $-18.406470000000002 $0.76265000000000027 $532.59649271969158 constr Construction, land development, land 339.86845387216385 -19.563314057121701 0 12.571809999999999 333.27694981504214 1-4fam 1-4 family residential properties 182.28786331615527 176.45496121205952 -,144.87037999999993 2.1677299999999988 215.04017452821486 farm Farmland 12.796907360000001 5.8012048199999988 0 0 18.99811218 C&I Commercial 3,057.4738511739374 945.09904787984544 -1 1.5641500000000046 4,003.1370490537824 Fact Factored receivables 3,137.1218754499996 437.64657819999968 -,124.84399999999999 12.418000000000003 3,461.5424536499995 cons Consumer 86.723048132492011 81.950120986337794 -78.904239999999845 50.024059999999977 139.99298911882994 Mort Mortgage warehouse 118.0760981 19.900531300000019 0 0 138.37662940000001 Total Loans $7,320.1362772290804 $1,811.3412632364805 $-,368.2508999999975 $79.50839999999998 $8,842.9608504655607 (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance Equip Equipment* $990.08908425926916 $262.81430401193325 $0 $0 $1,253.3033882712025 ABL Asset based lending (General)* 955.17220410000004 92.470227699999924 0 0 1,047.1424317999999 ABLH Asset based lending (Healthcare)* 342.18 16.400174999999933 0 0 358.08017499999994 Fact Factored receivables 3,136.6218754499996 437.64657819999968 -,124.84399999999999 11.618000000000002 3,461.5424536499995 Commercial finance $5,424.631638092691 $809.3312849119327 $-,124.84399999999999 $11.618000000000002 $6,120.68448721202 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Non-interest bearing demand $12,048 $14,427 $17,986 $,150,238 $,155,879 $,176,245 $,154,749.83000999998 $,179,847.54459000003 $,167,538 $,164,560 $,167,931 Interest bearing deposits 48,151 50,342 50,516 ,481,080 ,479,412 ,514,259 ,461,252 ,479,480 ,481,728 ,474,229 ,455,354 Certificates of deposit ,163,185 ,197,218 ,215,221 ,354,940 ,356,844 ,367,731 ,439,603 ,455,901 ,474,413 ,500,451 ,526,732 Other brokered funds Brokered deposits 0 0 0 58,596 58,177 50,019 50,019 50,000 50,000 50,019 50,019 Total deposits ,223,384 ,261,987 ,283,723 1,044,854 1,050,312 1,108,254 1,105,623.8300099999 1,165,228.5445900001 1,173,679 1,189,259 1,200,036 Interest-bearing demand 0 0 0 ,199,826 ,209,170 ,248,992 ,209,491.49296 ,236,524.32788 ,231,718 ,228,909 ,206,603 Individual retirement accounts 27,959 29,974 30,647 54,512 54,709 53,856 53,010.99260000003 53,688.661569999997 55,773 56,285 58,619 Money market 20,192 20,368 19,869 ,157,406 ,142,522 ,138,204 ,125,369.75075000001 ,117,514.46862 ,120,001 ,116,019 ,117,888 Savings 0 0 0 69,336 73,011 73,207 73,303.316600000006 71,689.613289999994 74,236 73,016 72,244 Summary of fair values of assets acquired, liabilities assumed, consideration paid, and the resulting goodwill: Acquisition Summary (Dollars in thousands) Summary of Fair Values (Dollars in thousands) Fair value of net assets acquired: Cash $8,273.1309999999994 Equity of DMI (fair value of net DMI assets) $,146,454.85 Source Doral Money, Inc. Accounting Memo CLO securities 98,315.937000000005 CLO management contracts 1,918 SNC loans 36,764.720999999998 Fair value of net assets acquired ,148,372.85 Prepaid income tax 3,014.2130000000002 Other assets/liabilities 87.063000000000002 Consideration Transferred: Fair value of DMI net assets $,146,455.6499999997 Cash paid at closing ,133,262.51999999999 Fair value of CLO contracts 1,917.7850000000001 Sales price adjustment 2,601 Net fair value of acquired assets $,148,372.84999999998 Consideration Transferred ,135,864.17199999999 Consideration transferred -,135,864.17199999999 Bargain purchase gain, nontaxable $12,508.677999999985 Bargain purchase gain: $12,508.678 Transaction costs, net of tax -,157.93799999999999 Incremental bonus, net of tax -1,137.5 Escrow recovery from Doral Healthcare, net of tax 195 Net contribution of acquisition $11,408.239999999985

Non-GAAP Financial Reconciliation Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2015 2015 2014 2014 2014 Reported yield on loans 9.49% 8.50% 8.98% 8.66% 8.83% Effect of accretion income on acquired loans (0.53%) (0.46%) (0.69%) (0.63%) (1.08%) Adjusted yield on loans 8.96% 8.04% 8.29% 8.03% 7.75% Reported net interest margin 7.20% 6.11% 6.58% 6.69% 6.58% Effect of accretion income on acquired loans (0.42%) (0.35%) (0.53%) (0.50%) (0.84%) Adjusted net interest margin 6.78% 5.76% 6.05% 6.19% 5.74% Total stockholders' equity $257,479 $252,677 $237,509 $149,931 $140,027 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity 247,733 242,931 227,763 140,185 130,281 Less: Goodwill and other intangibles 30,174 30,211 29,057 29,783 31,043 Tangible common stockholders' equity $217,559 $212,720 $198,706 $110,402 $99,238 Common shares outstanding 18,041,072 17,963,783 17,963,783 9,886,778 9,845,819 Tangible book value per share $12.06 $11.84 $11.06 $11.17 $10.08 Total assets at end of period $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 Less: Goodwill and other intangibles 30,174 30,211 29,057 29,783 31,043 Adjusted total assets at period end $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 Tangible common stockholders' equity ratio 14.51% 14.75% 14.00% 8.38% 7.21% A B A + B C A + B + C ($ in thousands) Non-Accrual Loans Restructured Loans Non-Performing Loans Other Real Estate Owned Non-Performing Assets TCB Quarterly Reports and Loans TSB Commercial real estate $1,995.4237699999999 $0 $1,995.4237699999999 $4,069 $6,064.4237699999994 Construction, land development, land 0 0 0 3,905 3,905 1-4 family residential properties 637.99248999999998 0 637.99248999999998 449 1,086.9924900000001 Farmland 0 0 0 0 0 Commercial 6,250.3588499999996 0 6,250.3588499999996 0 6,250.3588499999996 Factored receivables 650.70261199999993 0 650.70261199999993 0 650.70261199999993 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 PCI 6,205.8971299999994 0 6,205.8971299999994 0 6,205.8971299999994 Community Banking $15,740.374851999997 $0 $15,740.374851999997 $8,423 $24,163.374852000001 TCF equipment $839.68677000000002 $0 $839.68677000000002 $0 $839.68677000000002 TCF asset based lending 0 0 0 0 THF asset based lending 98.353589999999855 0 98.353589999999855 0 98.353589999999855 Factored receivables 0 0 0 0 Commercial finance $938.04035999999985 $0 $938.04035999999985 $0 $938.04035999999985 Total loans $16,678.415211999996 $8,423 $25,101.415212 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Community Banking 131.38499999999999 145.125 126.494 683.92392532000008 572.75551381000002 617.59696134000001 622.63633463000008 630.4559999999999 625.63800000000003 685.02599999999995 687.54200000000003 Equipment 15.093999999999999 20.239999999999998 22.992999999999999 48.978417549999996 58.737422149999993 71.197999999999993 94.459500000000006 106.354 118.273 138.018 143.483 Asset based lending (Healthcare) 0 0 0 0 0 45.750999999999998 40.884999999999998 41.77 59.572000000000003 65.082999999999998 66.831999999999994 Asset based lending (General) 5.5289999999999999 4.8449999999999998 12.436999999999999 30.826657130000001 39.643064040000006 48.699038659999999 50.046099999999996 46.387999999999998 36.511000000000003 64.835999999999999 85.641000000000005 Factored receivables 81.5 98.576999999999998 103.46899999999999 117.37 129.53100000000001 156.27199999999999 169.11199999999999 180.91 171.452 199.71600000000001 201.803 Q3 2015 Commercial Finance Products $497.75900000000001 Community Banking $687.54200000000003 Q3 2015 % of Total % of Commercial Finance Equipment $143.483 0.12105195220454552 0.28825797223154176 Asset based lending (Healthcare) $66.831999999999994 5.6% 0.13426577922247512 Asset based lending (General) $85.641000000000005 7.2% 0.1720531421832654 Factored receivables $201.803 0.17025464417898914 0.40542310636271767 Real Estate & Farmland $402.44799999999998 Commercial Real Estate $247.17500000000001 Commercial $172.09899999999999 Construction, Land Development, Land $52.445999999999998 Consumer $10.632 1-4 Family Residential Properties $77.043000000000006 Mortgage Warehouse $102.363 Farmland $25.783999999999999 Commercial $172.09899999999999 Consumer $10.632 Mortgage Warehouse $102.363 42277 % of Total % of Community Banking Commercial Real Estate $247.17500000000001 0.20853352861425076 0.35950531022104831 Construction, Land Development, Land $52.445999999999998 4.4% 7.6% 1-4 Family Residential Properties $77.043000000000006 6.5% 0.11205569986997159 Farmland $25.783999999999999 2.2% 3.8% Commercial $172.09899999999999 0.14519434304029102 0.25031052648420021 Consumer $10.632 .9% 1.5% Mortgage Warehouse $102.363 8.6% 0.14888254099385928 REAL ESTATE Commercial Real Estate $247.17500000000001 Construction, Land & Development $52.445999999999998 1-4 Family Residential $77.043000000000006 Farmland $25.783999999999999 COMMERCIAL $172.09899999999999 CONSUMER $10.632 MORTGAGE WAREHOUSE $102.363 FACTORED RECEIVABLES $201.803 EQUIPMENT FINANCE $143.483 HEALTHCARE ASSET $66.831999999999994 BASED LENDING ASSET BASED LENDING $85.641000000000005 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs (000's) Net Chargeoffs (NCOs) 91 6 1,456 140 -61 125 308.65942000000001 287.60610999999989 202 365 83 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets (000's) Non-performing Assets (NPAs) 15.756 14.305999999999999 13.907999999999999 26.175000000000001 24.117999999999999 25.59 27.582776999999997 25.100643000000002 23.790315620000001 19.272653999999999 17.744960858573311 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42185YTD 42094YTD 42004YTD 41912YTD 41820YTD 41729YTD 41639YTD 42277 42185 42094 42004 41912 41820 41729 41639 42185 42094 42004 41912 41820 41729 41639 QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, June 30, March, 31, December 31, September 30, June 30, March 31, December 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2015 2015 2014 2014 2014 2014 2013 Interest income: InterestFeesLoans Loans, including fees $15,716 $17,158 $13,239 $14,138 $13,706 $13,860 $14,376 $12,906 $14,234 $13,239 $56,080 $41,942 $28,236 $14,376 $23,262 4406999 Factored receivables, including fees 8,829 8,654 7,509 8,367 7,681 6,838 5,272 5,205 16,163 7,509 28,158 19,791 12,110 5,272 17,938 4209999 Taxable securities 649 659 678 644 666 663 657 618 1,337 678 2,630 1,986 1,319 657 1,225 4208999 Tax exempt securities 17 16 12 14 15 15 16 39 28 12 60 46 31 16 39 4109999 Cash deposits 92 110 141 117 50 77 58 74 251 141 302 185 135 58 166 4999999 Total interest income 25,303 26,597 21,579 23,280 22,118 21,453 20,379 18,842 32,013 21,579 87,230 63,950 41,831 20,379 42,630 Interest expense: 5109999 Deposits 1,764 1,667 1,570 1,498 1,289 1,141 1,108 1,103 3,237 1,570 5,036 3,538 2,249 1,108 3,560 5201699 Senior secured note 0 0 0 173 134 137 140 123 0 0 584 411 276 140 123 5201999 Junior subordinated debentures 283 278 272 276 276 272 271 247 550 272 1,095 819 543 271 247 Other borrowings 25 7 12 4 24 22 5 11 19 12 55 51 28 5 3 5709999 Total interest expense 2,072 1,952 1,854 1,951 1,723 1,572 1,524 1,484 3,806 1,854 6,770 4,819 3,096 1,524 3,947 5799999 Net interest income 23,231 24,645 19,725 21,329 20,395 19,881 18,855 17,358 28,207 19,725 80,460 59,131 38,735 18,855 38,683 5809999 Provision for loan losses 165 2,541 645 1,811 1,375 1,747 925 1,057 3,186 645 5,858 4,047 2,672 925 3,412 5999999 Net interest income after provision for loan losses 23,066 22,104 19,080 19,518 19,020 18,134 17,930 16,301 25,021 19,080 74,602 55,084 36,063 17,930 35,271 Non-interest income: 6109999 Service charges on deposits 710 666 612 647 811 813 738 703 1,278 612 3,009 2,363 1,552 738 703 6112999 Card income 574 578 523 516 544 548 490 405 1,101 523 2,098 1,582 1,037 490 405 6206999 Net OREO gains/(losses) and valuation adjustments -58 52 26 -,242 -11 -,252 -77 86 78 26 -,582 -,340 -,329 -77 154 6201000 Net gains on sale of securities 15 242 0 61.62196999999999 9.5398499999999995 0 16.29447 0 242.32840999999999 0 88.456289999999996 25.834319999999998 16.29447 16.29447 -0.58610000000000007 6207999 Net gains on sale of loans 363 491 542 437 484 319 255 494 1,033 542 1,495 1,058 575 255 846 6308999 Fee income 542 502 422 553 448 421 398 355 924 422 1,820 1,267 819 398 1,189 6202999 Gain on branch sale 0 0 0 0 12,619 0 0 0 0 0 12,619 12,619 0 0 0 6306999 Bargain purchase gain 1,708 0 12,509 0 0 0 0 9,014 12,509 12,509 0 0 0 0 9,014 6301999 Asset management fees 1,744 1,274 958 486 374 129 0 0 2,232 958 989 503 129 0 0 Other 700 964 1,067 1,262.3780299999999 525.46014999999898 655 788.70552999999995 465 2,030.6715899999981 1,067 3,230.5437099999981 1,968.1656799999982 1,443.7055300000002 788.70552999999995 702.58610000000044 6999999 Total non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 11,522 21,428 16,659 24,767 21,046 5,243 2,609 13,013 Non-interest expense: 7199999 Salaries and employee benefits 12,416 12,042 13,269 12,752 11,032 9,471 8,876 8,322 25,311 13,269 42,131 29,379 18,347 8,876 20,737 7299999 Occupancy, furniture and equipment 1,575 1,555 1,572 1,429 1,319 1,336 1,390 1,119 3,127 1,572 5,474 4,044 2,725 1,390 2,465 7401999 FDIC insurance and other regulatory assessments 252 271 263 221 280 280 261 283 534 263 1,042 821 541 261 499 7403999 Professional fees 1,344 852 1,327 1,146 1,043 793 592 1,455 2,179 1,327 3,574 2,428 1,385 592 2,460 7801999 Amortization of intangible assets 1,179 895 764 727 746 724 726 620 1,659 764 2,923 2,196 1,451 726 620 7701999 Advertising and promotion 618 526 543 366 1,102 683 443 222 1,069 543 2,594 2,228 1,126 443 682 7602999 Communications and technology 951 927 886 961 954 945 888 754 1,813 886 3,748 2,787 1,834 888 1,412 Other 2,210 2,567 2,159 2,083 1,985 1,928 1,720 1,882 4,726 2,159 7,716 5,634 3,647 1,720 3,616 7899999 Total non-interest expense 20,545 19,635 20,783 19,685 18,461 16,160 14,896 14,657 40,418 20,783 69,202 49,517 31,056 14,896 32,724 7909999 Net income before income tax 8,819 7,238 14,956 3,554 16,363 4,607 5,643 13,166 6,031 14,956 30,167 26,613 10,250 5,643 48,284 7919999 Income tax expense 2,891 2,586 912 747 6,089 1,626 1,916 1,449 3,498 912 10,378 9,631 3,541 1,916 2,133 7999999 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,981 $3,727 $11,717 $2,533 $14,044 $19,789 $16,982 $6,709 $3,727 $13,427 9999991 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 -,696 -,579 -,399 -,387 -,192 -2,840 -2,054 -1,275 -,579 -1,588 9999992 Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,318 $2,146 $13,852 $16,949 $14,928 $5,434 $3,148 $11,839 365 365 92 92 91 90 92 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42004 41912 41820 41729 41639 AvgAssets 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 1,164,757.71273 5799999 #REF! #REF! #REF! #REF! #REF! 6999999 #REF! #REF! #REF! #REF! #REF! 5809999 #REF! #REF! #REF! #REF! #REF! 7899999 #REF! #REF! #REF! #REF! #REF! 7919999 #REF! #REF! #REF! #REF! #REF! 7999999 #REF! #REF! #REF! #REF! #REF! Return on average assets 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 3.991108388855516E-2 Efficiency ratio * 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q1 2014 Net interest margin #REF! #REF! #REF! #REF! #REF! Noninterest income #REF! #REF! #REF! #REF! #REF! Noninterest expense #REF! #REF! #REF! #REF! #REF! Net noninterest expense #REF! #REF! #REF! #REF! #REF! Pretax preprovision ROA #REF! #REF! #REF! #REF! #REF! Provision for loan & lease losses #REF! #REF! #REF! #REF! #REF! Pretax ROA #REF! #REF! #REF! #REF! #REF! Tax expense #REF! #REF! #REF! #REF! #REF! Return on average assets #REF! #REF! #REF! #REF! #REF! Efficiency ratio* 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Check ROA #REF! #REF! #REF! #REF! #REF! Nonperforming Assets Dec 31, Sep 30, Jun 30, Mar 31, Dec 31, (Dollars in thousands) 2014 2014 2014 2014 2013 Commercial real estate $1,995 $2,229.4071900000004 $259.05792357757764 $268.53541083089431 $276 Construction, land development, land 0 11.6 0 0 0 1-4 family residential properties 638 879.05610999999999 473.97733266666671 477.16052266666668 454 Farmland 0 0 0 0 0 Commercial 7,188 6,860.8523999999998 6,251.2413180933563 5,224.3902780933568 5,438 Factored receivables 651 812.6 133 58 89 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 Purchase credit impaired 6,206 6,770.1842999999981 7,369.7234256623988 4,514.9137884090824 6,135 Total nonperforming loans 16,678 17,563.699999999997 14,487 10,543 12,392 OREO acquired through foreclosure, net 8,423 10,019.4 11,103 13,575 13,783 Total nonperforming assets $25,101 $27,583.1 $25,590 $24,118 $26,175 Nonperforming assets to total assets 1.7336165945391179E-2 2.0465067465599444E-2 1.8200000000000001E-2 1.8599999999999998E-2 2.0299999999999999E-2 Nonperforming loans to total loans held for investment 1.6580834852735617E-2 1.7974924754819939E-2 1.54E-2 1.32E-2 1.4067303282522125E-2 Total past due loans to total loans held for investment 2.5674809469935715E-2 2.6055249048497705E-2 2.8199999999999999E-2 2.9899999999999999E-2 2.7816449016242334E-2 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 42277 42185 42094 42004 41912 41820 41729 365 365 365 365 365 365 365 92 91 90 92 92 91 90 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Manual Adj Dilutive effect of preferred stock 0 0 0 0 0 0 192 Manual Adj Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 6306999 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Manual Adj Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Manual Adj Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Diluted_Shrs Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Manual Adj Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16149825243375751 $0.2305633808643695 $0.31674073405328945 AvgCmnEqty Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Manual Adj Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity ,250,891 N/A ,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A AvgAssets Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets 1,563,989.7617899999 N/A 1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 7.3918758101229869E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 AvgTangEq Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 6306999 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Manual Adj Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 243 0 0 0 0 Manual Adj Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 AvgAssets Average total assets $1,565,697.7617899999 $1,511,045.2271500002 $1,449,791 $1,427,474.7515699998 $1,354,206.5291800001 $1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% DisAcrLYLD Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% DisAcrLNIM Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 3100799 3100899 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Shares outstanding end of period Common shares outstanding 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16148593101374989 $0.2305633808643695 $0.31674073405328945 Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity $,250,891 N/A $,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets $1,563,989.7617899999 N/A $1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 6.853469074332541E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, 3340 (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 0 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 243 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 Average total assets 1,565,697.7617899999 1,511,045.2271500002 1,449,791 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, #REF! (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 #REF! Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Common shares outstanding at end of period 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Yield on loans GAAP / Reported 0.12239999999999999 0.1229 0.12859999999999999 9.3799999999999994E-2 9.1749358297483319E-2 8.8303024444554082E-2 8.6561402229709025E-2 8.9767420092723954E-2 8.4957323547613289E-2 9.4944990035923063E-2 8.3393056676373922E-2 Adjusted yield on loans Adjusted 0.11169999999999999 0.11559999999999999 0.12479999999999999 7.6899999999999996E-2 7.7317465081969475E-2 7.7452772832623876E-2 8.0323701620639953E-2 8.2905499529188922E-2 8.0397688995995198E-2 8.9601558838512063E-2 7.959529152802923E-2 SNL U.S. Bank $1B-$5B 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net interest margin GAAP / Reported 8.7499999999999994E-2 9.0399999999999994E-2 9.06E-2 6.6799999999999998E-2 6.8500000000000005E-2 6.5847248715805218E-2 6.6862529147636018E-2 6.5799999999999997E-2 6.1100000000000002E-2 7.1999999999999995E-2 6.453943023929222E-2 Adjusted Net interest margin Adjusted* 7.9200000000000007E-2 8.4599999999999995E-2 8.7599999999999997E-2 5.4300000000000001E-2 5.7333693858374217E-2 5.7421265334969537E-2 6.1879312301024919E-2 6.0518137873070678E-2 5.7604540171474206E-2 6.7780562435600544E-2 6.1436271756382291E-2 SNL U.S. Bank $1B-$5B** 3.7699999999999997E-2 3.7999999999999999E-2 3.8300000000000001E-2 3.85E-2 3.7400000000000003E-2 3.7199999999999997E-2 3.7400000000000003E-2 3.7400000000000003E-2 3.6999999999999998E-2 3.6600000000000001E-2 3.61E-2 SNL Industry Trends and statistics https://www.snl.com/interactivex/indstats.aspx?Defaults=5&IndStatsMC=34372&State=0&IndStatsEnergy=578&IndStatsGaming=33190&ReitIndustry=0&SpecLendIndustry=0&InsuranceType=-1&FocusIndustry=0&SecInvIndustry=0&KeyPortfolioFilter=0&IndStatsMetalsAndMining=578&FinTechIndustry=0&IndStatsCoal=578&InsuranceIndustry=0&SpecLendType=0&IndStatsSecInv=578&IndStatsEuroBanking=577&GeographyGlobalRegion=0&IndStatsNaturalGas=578&IndStatsInvComp=578&submit=Apply&SecInvType=0&IndStatsBanking=2619&EnergyIndustry=0&IndStatsSpecLender=578&Form_Name=UserInputs&Refreshed=1&InvCoIndustry=0&ReitType=-1&BankIndustry=1&FinPerfMarketCap=0&FinPerfAssets=0&IndStatsAsiaBanking=577&InvCoType=0&IndStatsInsurance=578&IndStatsIntlREIT=577&IndStatsHomeBuilder=6942&IndStatsLatinAmericaBanking=577&IndStatsREIT=9091 1Q13Rate 2Q13Rate 3Q13Rate 4Q13Rate 1Q14Rate 2Q14Rate 3Q14Rate 4Q14Rate 1Q15Rate 2Q15Rate 3Q15Rate 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 CID 1.4567505892738081E-2 1.3581513959858292E-2 1.3493082739333025E-2 5.4685335335321718E-3 5.0529505930945774E-3 4.9723382763107943E-3 5.6235418025325995E-3 6.0661803781625586E-3 6.4000000000000003E-3 6.54517963379995E-3 6.8796934733585564E-3 COD 1.3885780781452804E-2 1.321966735986289E-2 1.2723474935752302E-2 4.6719332532512347E-3 4.3476729152817882E-3 4.198981848319152E-3 4.7710329749966873E-3 5.1946634995848609E-3 5.4999999999999997E-3 5.6097701311609068E-3 5.8852630913512095E-3 CTF 1.373441322797345E-2 1.3068238413322037E-2 1.2408922593904649E-2 5.8716766893925267E-3 5.6330084733198548E-3 5.3177644688143901E-3 5.8729585528498511E-3 6.4875091454054106E-3 6.3E-3 6.2941260201030058E-3 6.4046469275360288E-3 42277 42185 42094 42004 41912 41820 41729 41639 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 ASSETS 1109999 Total cash and cash equivalents $,115,783 $99,714 $,178,442 $,160,888 $75,625 $85,716 $,106,951 $85,797 1208999 Securities - available for sale ,156,820 ,158,693 ,161,360 ,162,024 ,165,489 ,168,694 ,165,276 ,184,654 1205999 Securities - held to maturity 747 746 746 745 745 744 744 743 1405999 Loans held for sale 2,174 4,096 3,401 3,288 7,295 4,088 4,902 5,393 1406999 Loans held for investment 1,185,301 1,152,679 1,011,446 1,005,878 ,977,139 ,939,517 ,800,667 ,881,099 1407999 Allowance for loan and lease losses ,-11,544 ,-11,462 -9,286 -8,843 -7,320 -6,253 -4,631 -3,645 1408999 Loans, net 1,173,757 1,141,217 1,002,160 ,997,035 ,969,819 ,933,264 ,796,036 ,877,454 1510999 Branch assets held for sale 0 0 0 0 0 80,331 88,692 0 1800999 FHLB and FRB stock 7,992 5,707 4,466 4,903 5,826 7,976 5,233 5,802 1509999 Premises and equipment, net 21,807 21,677 21,716 21,933 21,744 20,708 20,502 23,344 1609999 Other real estate owned ("OREO"), net 6,201 6,322 6,991 8,423 10,019 11,103 13,575 13,783 1709999 Goodwill and intangible assets, net 28,995 30,174 30,211 29,057 29,783 31,043 27,792 28,518 1802999 Bank-owned life insurance 29,406 29,295 29,193 29,083 28,955 28,829 28,695 28,554 1808999 Deferred tax asset, net 15,838 15,582 14,983 15,956 16,523 20,178 Other assets 21,943 16,036 19,074 14,563 15,975 14,398 38,712 34,197 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 LIABILITIES 2106999 Non-interest bearing deposits $,167,931 $,164,560 $,167,538 $,179,848 $,154,750 $,176,245 $,155,879 $,150,238 2107999 Interest bearing deposits 1,032,105 1,024,699 1,006,141 ,985,381 ,950,874 ,932,009 ,894,433 ,894,616 2199999 Total deposits 1,200,036 1,189,259 1,173,679 1,165,229 1,105,624 1,108,254 1,050,312 1,044,854 2300899 Customer repurchase agreements 15,584 13,011 8,666 9,282 15,644 15,313 17,670 11,330 2301999 Federal Home Loan Bank advances 61,000 19,000 0 3,000 0 70,000 20,750 21,000 2300999 Senior secured note 0 0 0 0 11,630 11,944 12,259 12,573 2303999 Junior subordinated debentures 24,620 24,553 24,487 24,423 24,359 24,296 24,233 24,171 Other liabilities 16,304 25,957 13,234 8,455 14,713 11,341 7,705 13,714 2999999 Total liabilities 1,317,544 1,271,780 1,220,066 1,210,389 1,171,970 1,241,148 1,132,929 1,127,642 EQUITY 3100799 Preferred stock series A 4,550 4,550 4,550 4,550 4,550 4,550 4,550 4,550 3100899 Preferred stock series B 5,196 5,196 5,196 5,196 5,196 5,196 5,196 5,196 3101999 Common stock 181 181 180 180 99 98 98 98 3102999 Additional paid-in-capital ,193,465 ,192,605 ,191,745 ,191,049 ,105,304 ,104,827 ,104,744 ,104,631 3103999 Treasury stock, at cost -,184 -,170 -,161 -,161 -68 -4 0 0 3105999 Retained earnings 59,785 54,053 49,596 35,744 34,014 24,519 22,111 18,992 3106999 Accumulated other comprehensive income 926 1,064 1,571 951 836 841 485 133 3107999 Total stockholders’ equity ,263,919 ,257,479 ,252,677 ,237,509 ,149,931 ,140,027 ,137,184 ,133,600 3108999 Noncontrolling interests 0 0 0 0 25,897 25,897 26,997 26,997 3109999 Total equity ,263,919 ,257,479 ,252,677 ,237,509 ,175,828 ,165,924 ,164,181 ,160,597 3999999 Total liabilities and equity $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 Assets = Liabilities - Shareholders' Equity Audit 0 0 0 0 0 0 0 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 7199999 Salaries and employee benefits 3,754 4,121 4,540 8,322 8,876 9,471 11,032 12,752 13,269 12,042 12,416 7299999 Occupancy, furniture and equipment 427 430 488 1,119 1,390 1,336 1,319 1,429 1,572 1,555 1,575 7403999 Professional fees 114 546 345 1,455 592 793 1,043 1,146 1,327 852 1,344 7701999 Advertising and promotion 183 103 175 222 443 683 1,102 366 543 526 618 7602999 Communications and technology 212 217 230 754 888 945 954 961 886 927 951 Other 657 756 769 2,785 2,707 2,932 3,011 3,031 3,186 3,733 3,641 7899999 Total non-interest expense 5,347 6,173 6,547 14,657 14,896 16,160 18,461 19,685 20,783 19,635 20,545 Efficiency ratio * Efficiency Ratio 0.78290924512298554 0.78582834331337326 0.79703075291622483 0.66753926701570676 0.73847093921857587 Salaries and employee benefits as a % of total expense 0.70207593042827754 0.6675846427992872 0.69344738047960897 0.56778331172818453 0.59586466165413532 0.58607673267326732 0.59758409620280595 0.64780289560579118 0.63845450608670551 0.61329258976317802 0.60433195424677533 7401999 FDIC insurance assessment 72 65 79 283 261 280 280 221 263 271 252 7802999 Carrying costs for OREO 57 96 28 52 132 100 73 68 79 86 68 7801999 Amortization of intangible assets 0 0 0 620 726 724 746 727 764 895 1,179 Salaries and employee benefits $12,416 Occupancy, furniture and equipment $1,575 Professional fees $1,344 Advertising and promotion $618 Communications and technology $951 Other $3,641 Salaries and employee benefits $12,042 Occupancy, furniture and equipment $1,555 Professional fees $852 Advertising and promotion $526 Communications and technology $927 Other $3,733 Loans 41364 41455 41547 41639 41729 41820 41912 42004 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 (Dollars in thousands) Commercial real estate $,108,363.66105 $,101,316.68778999998 $91,712.208810000011 $,331,271 $,268,688 $,264,730 $,261,836 $,249,406 Construction, land development, land 0 4,555.1998400000002 3,862.91723 37,626 39,230 43,040 45,996 42,914 1-4 family residential properties 3,668.3402299999998 3,429.4557800000011 3,138.8316599999989 91,301 79,542 81,187 80,419 78,624 Farmland 777.29686000000004 770.7398199999999 765.30088999999987 20,294 20,114 19,644 20,059 23,246 Commercial 39,198.590480000006 53,972.176519999979 54,314.22990000012 ,255,655 ,234,986 ,328,760 ,340,316 ,363,689 Factored receivables 81,500.28919999997 98,576.595730000001 ,103,469.17259 ,117,370 ,129,531 ,156,272 ,169,112 ,180,910 Consumer 0 0 0 13,878 13,515 13,525 12,527 11,941 Mortgage warehouse 0 6,166.506599999999 8,130.8033199999991 13,513 14,886 32,359 46,874 55,148 Total Loans $,233,507.91753999999 $,268,786.90613999998 $,265,393.25748999999 $,880,908 $,800,492 $,939,517 $,977,139 $1,005,878 (Dollars in thousands) TCF Equipment* TCF Asset Based Lending* THF Asset Based Lending* Factored Receivables Commercial Finance Current Quarter End Date 42277 Prior Quarter End Date 42185 PPQ End Date 42094 PQY End Date 41912 PYE End Date 42004 PQ Month End 6 CQ Month End 9 Quarter a_CQtrNum 3rd CQ Number QTR Text a_CQtrTxt third CQ Text QTR Text a_CQtrTxtCap Third CQ Text Capitalized Year 2015 Month a_CQtr September CQ Month Year Days a_CQtrEnded September 30, 2015 CQ Full Date Quarter a_PQtrNum 2nd PQ Number QTR Text a_PQtrTxt second PQ Text Month a_PQtr June PQ Month Year Days a_PQtrEnded June 30, 2015 PQ Full Date a_CYr 2015 Current Year a_PYr 2014 Prior Year 7999999 a_CQtrNetInc 5.9279999999999999 CQ Net Income 7999999 a_PQtrNetInc 4.6520000000000001 PQ Net Income 9999992 a_CQtrNetIncCom 5.7320000000000002 CQ Net Income to Common Stockholders 9999992 a_PQtrNetIncCom 4.4569999999999999 PQ Net Income to Common Stockholders 5799999 a_CNetIntInc 23.231000000000002 CQ Net Interest Income 5799999 a_PNetIntInc 24.645 PQ Net Interest Income 5809999 a_CQProv 0.16500000000000001 CQ Provision Cost of interest bearing deposits a_CQ_CostIntBearDeps 6.8796934733585564E-3 CQ Cost of Interest Bearing Deposits Cost of interest bearing deposits a_PQ_CostIntBearDeps 6.54517963379995E-3 PQ Cost of Interest Bearing Deposits Cost of total funds a_Cost_Of_Total_Funds_CQ 6.4046469275360288E-3 CQ Cost of Total Funds Cost of total funds a_Cost_Of_Total_Funds_PQ 6.2941260201030058E-3 PQ Cost of Total Funds 5809999 a_PQProv 2.5409999999999999 PQ Provision Diluted earnings per share a_CQEPS 0.3189070282330756 CQ Diluted EPS Diluted earnings per share a_PQEPS 0.2502109749029191 PQ Diluted EPS Return on average assets a_CQROA 1.5020682981696912E-2 CQ Return on Average Assets Return on average assets a_PQROA 1.2347404317062754E-2 PQ Return on Average Assets Return on average common equity a_CQROCE 9.00284124502541E-2 CQ Return on Average Common Equity Return on average common equity a_PQROCE 7.2697830172170172E-2 PQ Return on Average Common Equity Tangible common stockholders' equity to tangible assets a_TangibleCommonEquity_to_TangibleAssets 0.14504508825767878 CQ Tangible Common Equity to Tangible Assets Month_Num EOM Mont_ID Month Days YTD_Days Quarter QTR Text Year Net interest margin a_CQNim 6.453943023929222E-2 CQ Net Interest Margin 1 1/31/2015 1/2015 January 31 31 1 1st first 2015 Net interest margin a_PQNim 7.1999999999999995E-2 PQ Net Interest Margin 2 2/28/2015 2/2015 February 28 59 1 1st first 2015 a_CQ_NIM_Chg 74.605697607077744 CQ Net Interest Margin Change from PQ 3 3/31/2015 3/2015 March 31 90 1 1st first 2015 Adjusted Net interest margin a_CQNimAdj 6.1436271756382291E-2 CQ Net Interest Margin - Adjusted 4 4/30/2015 4/2015 April 30 120 2 2nd second 2015 Adjusted Net interest margin a_PQNimAdj 6.7780562435600544E-2 PQ Net Interest Margin - Adjusted 5 5/31/2015 5/2015 May 31 151 2 2nd second 2015 Yield on loans a_CQYld 8.3393056676373922E-2 CQ Yield on Loans 6 6/30/2015 6/2015 June 30 181 2 2nd second 2015 Yield on loans a_PQYld 9.4944990035923063E-2 PQ Yield on Loans 7 7/31/2015 7/2015 July 31 212 3 3rd third 2015 a_CQ_Yield_Chg 114.99999999999996 CQ Yield on Loans Change from PQ 8 8/31/2015 8/2015 August 31 243 3 3rd third 2015 Adjusted yield on loans a_CQYldAdj 7.959529152802923E-2 CQ Yield on Loans - Adjusted 9 9/30/2015 9/2015 September 30 273 3 3rd third 2015 Adjusted yield on loans a_PQYldAdj 8.9601558838512063E-2 PQ Yield on Loans - Adjusted 10 10/31/2015 10/2015 October 31 304 4 4th fourth 2015 1407999 a_CQALLL 11.544 CQ ALLL 11 11/30/2015 11/2015 November 30 334 4 4th fourth 2015 1407999 a_PQALLL 11.462 PQ ALLL 12 12/31/2015 12/2015 December 31 365 4 4th fourth 2015 ALLL to total loans a_CQResRat 9.7392982879454248E-3 CQ Reserve Ratio ALLL to total loans a_PQResRat 9.943791810209086E-3 PQ Reserve Ratio Net charge-offs (000's) a_CQNcos 8.3000000000000004E-2 CQ Net Charge Offs Net charge-offs (000's) a_PQNcos 0.36499999999999999 PQ Net Charge Offs Nonperforming assets to total assets a_CQNpaAsset 1.1220598179390419E-2 CQ NPAs to Total Assets Nonperforming assets to total assets a_PQNpaAsset 1.2602609499110353E-2 PQ NPAs to Total Assets a_CQ_NPAs_to_Assets_Chg 13.820113197199335 CQ NPAs to Total Assets Change from PQ Past due to total loans a_CQ_Past_Due_to_Total_Loans 2.137702619720502E-2 CQ Past Due to Total Loans 6999999 a_CQNonIntInc 6.298 CQ Noninterest Income 6999999 a_PQNonIntInc 4.7690000000000001 PQ Noninterest Income 7899999 a_CQNonIntExp 20.5 CQ Noninterest Expense 7899999 a_PQNonIntExp 19.600000000000001 PQ Noninterest Expense 1406999 a_CQLoan 1.1853009999999999 CQ Total Loans 1406999 a_PQLoan 1.152679 PQ Total Loans 1406999 1.005878 PY Total Loans a_CQ_Loan_Change 32.621999999999929 CQ Total Loans Dollar Change from PQ a_CQ_Loan___Change 2.8% CQ Total Loans Percent Change from PQ a_CY_Loan_Dollar_Change 179.42299999999989 CQ Total Loans Dollar Change from PY a_CY_Loan_Percent_Change 0.1783745146031625 CQ Total Loans Percent Change from PY 2199999 a_CQ_total_Deposits 1.2000360000000001 CQ Total Deposits 2199999 a_PQ_total_Deposits 1.1892590000000001 PQ Total Deposits a_CQ_total_Deposits_Change 10.777000000000037 CQ Total Deposits Dollar Change from PQ a_CQ_total_Deposits___Change .9% CQ Total Deposits Percent Change from PQ 2106999 a_CQ_NIB 0.167931 CQ NonInterest Bearing Deposits a_NIB_Pct_of_TotalDeposits 0.13993830185094447 CQ NonInterest Bearing Deposits as Percent of Total Deposits a_NonTimeDeposits_Pct_of_TotalDeps 0.4705408837734868 Non Time Deposits as Percent of Total Deposits TCF a_CQ_Commercial_Finance 497.75900000000001 CQ Commercial Finance TCF a_PQ_Commercial_Finance 467.65300000000002 PQ Commercial Finance a_CQ_Commercial_Finance_Change 30.105999999999995 CQ Commercial Finance Dollar Change from PQ a_CQ_Commercial_Finance___Change 6.4% CQ Commercial Finance Percent Change from PQ Net interest margin a_CYNim 6.5933731914670113E-2 CY Net Interest Margin 2Q15 2Q15 2Q15 1Q15 1Q15 1Q15 2Q15Balance 2Q15 2Q15Rate 1Q15Balance 1Q15 1Q15Rate September 30, 2015 June 30, 2015 Average Average Average Average (Dollars in thousands) Balance Interest Rate Balance Interest Rate Interest earning assets: Interest earning cash balances $96,566 $92 3.7797982726839674E-3 $,119,969 $110 3.6776899966557293E-3 $0 Hard Code Taxable securities ,154,254 598 1.5380476357177124E-2 ,153,073 609 1.5957695398223774E-2 0 Tax exempt securities 2,554 17 2.6407851281876678E-2 3,643 16 1.7616202079556456E-2 0 FHLB and FRB stock 6,959 51 2.9075579324865517E-2 5,288 50 3.792538777410185E-2 Loans 1,167,670 24,545 8.3396524330690516E-2 1,090,472 25,812 9.4942051104153394E-2 0 Total interest earning assets $1,428,003 $25,303 7.0298803415618213E-2 $1,372,445 $26,597 7.7730090987452843E-2 Non-interest earning assets: Other assets ,137,695 ,138,600 Total assets $1,565,698 $1,511,045 Interest bearing liabilities: Deposits: Interest bearing demand $,211,823 $32 5.9935191994793025E-4 $,239,033 $36 6.040822999150928E-4 Individual retirement accounts 57,227 177 1.2270925627231293E-2 55,778 168 1.2080859009755709E-2 Hard Code Money market ,116,375 66 2.2500350254518282E-3 ,116,517 66 2.2719884199324967E-3 Hard Code Savings 72,617 9 4.9171022954859662E-4 74,088 9 4.8724356304531225E-4 Certificates of deposit ,509,224 1,354 1.054908611158735E-2 ,485,533 1,263 1.0433645335907385E-2 Brokered deposits 50,002 126 9.9974261899089256E-3 50,002 125 1.0027071444614743E-2 Total deposits 1,017,268 1,764 6.8796799475355228E-3 1,020,951 1,667 6.5491083130519304E-3 0 Junior subordinated debentures 24,580 283 4.5678264407259347E-2 24,513 278 4.5488310082606981E-2 0 Short-term borrowings 69,778 25 1.4214334404639806E-3 28,862 7 9.7279894244761559E-4 0 Total interest bearing liabilities $1,111,626 $2,072 7.3949644778088094E-3 $1,074,326 $1,952 7.2877790814432014E-3 Non-interest bearing liabilities and equity: Non-interest bearing demand deposits ,171,887 ,170,240 Other liabilities 19,841 10,825 Total equity ,262,344 ,255,654 Total liabilities and equity $1,565,698 $1,511,045 Net interest income $23,231 $24,645 Interest spread 6.2903838937809403E-2 7.0442311906009636E-2 Net interest margin 6.4542208518682628E-2 7.202534467743639E-2 42277 42185 42094 42004 41912 41820 41729 41639 As of and For the Three Months Ended Key Metrics September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Performance ratios - annualized Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average tangible common equity (ROATCE) Return on average tangible common equity (ROATCE) (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.4999999999999997E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Net interest margin Net interest margin 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality(2) Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Per Share Amounts Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Net noninterest expense to average assets Unadjusted Net noninterest expense to average assets (1) 3.6104231415205072E-2 3.9462048685496381E-2 1.1534553084965307E-2 4.4371011654619083E-2 7.78224729002692E-3 3.9911035828657786E-2 3.9204150615991543E-2 3.5266000745935028E-2 42277 42185 42094 42004 41912 41820 41729 41639 41547 41455 41364 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, September 30, June 30, March 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2013 2013 2013 Noninterest bearing demand Non-interest bearing demand $,167,931 $,164,560 $,167,538 $,179,847.54459000003 $,154,749.83000999998 $,176,245 $,155,879 $,150,238 $17,986 $14,427 $12,048 Interest-bearing demand Interest bearing demand ,206,603 ,228,909 ,231,718 ,236,525 ,209,491.49296 ,248,992 ,209,170 ,199,826 0 0 0 Individual Retirement Accounts Individual retirement accounts 58,619 56,285 55,773 55,034 54,378 53,856 54,709 54,512 30,647 29,974 27,959 Money Market Money market ,117,888 ,116,019 ,120,001 ,117,514.46862 ,125,371 ,138,204 ,142,522 ,157,406 19,869 20,368 20,192 Savings Savings 72,244 73,016 74,236 70,407 72,012 73,207 73,011 69,336 0 0 0 Certificates of deposit Certificates of deposit ,526,732 ,500,451 ,474,413 ,455,901 ,439,603 ,367,731 ,356,844 ,354,940 ,215,221 ,197,218 ,163,185 Other brokered funds Brokered deposits 50,019 50,019 50,000 50,000 50,019 50,019 58,177 58,596 0 0 0 Total deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229.1321 $1,105,624.3229700001 $1,108,254 $1,050,312 $1,044,854 $,283,723 $,261,987 $,223,384 ,635,370 ,606,755 ,580,186 ,560,935 ,544,000 ,471,606 ,469,730 ,468,048 ,245,868 ,227,192 ,191,144 0.5294591162265132 0.51019584463939305 0.49433107348772537 0.48139463885706313 0.49202969643311734 0.42553963261129668 0.44722901385493075 0.44795540812400586 0.86657761267151412 0.86718806658345648 0.85567453353865985 $,564,666 $,582,504 $,593,493 $,604,294.1321 $,561,624.32296999998 $,636,648 $,580,582 $,576,806 $37,855 $34,795 $32,240 0.4705408837734868 0.4898041553606069 0.50566892651227469 0.51860536114293687 0.50797030356688255 0.57446036738870332 0.55277098614506925 0.5520445918759942 0.13342238732848588 0.13281193341654357 0.14432546646134012 Noninterest bearing demand/Total Deposits 0.13993830185094447 0.13837187694186043 0.14274601488141136 0.15434523389917304 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 6109999 Service charges on deposits 0 0 0 703 738 813 811 647 612 666 710 6112999 Card income 0 0 0 405 490 548 544 516 523 578 574 6308999 Fee income 231 279 324 355 398 421 448 553 422 502 542 6301999 Asset management fees 0 0 0 0 0 129 374 486 958 1,274 1,744 Other 214 50 393 1,045 983 722 1,008 1,519 1,635 1,749 1,020 6999999 Total non-interest income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 4,590 5799999 Net Interest income 6,054 7,143 8,128 17,358 18,855 19,881 20,395 21,329 19,725 24,645 23,231 6999999 Non-interest Income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 4,590 Total Revenue 6,499 7,472 8,845 19,866 21,464 22,514 23,580 25,050 23,875 29,414 27,821 Non-interest income as a % of total revenue 6.8% 4.4% 8.1% 0.12624584717607973 0.121552366753634 0.11694945367326996 0.13507209499575912 0.14854291417165669 0.17382198952879582 0.16213367784048413 0.16498328600697315 6206999 Net realized gains/(losses) & valuation adjustments on OREO 77 -96 87 86 -77 -,252 -11 -,242 26 52 -58 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6202999 Gain on branch sale 0 0 0 0 0 0 0 0 0 0 0 Q2 2014 Q3 2014 Q4 2014 Q1 2015* Q2 2015 Assets under management 400 1,016 1,079 1,700 1,700 Asset management fees 129 374 486 958 1,744 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 3Q15Rate 2Q15Rate 1Q15Rate 4Q14Rate 3Q14Rate 2Q14Rate 1Q14Rate 4Q13Rate 42277 42185 42094 42004 41912 41820 41729 41639 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Financial Highlights (Dollars in thousands): 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 1406999 Loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,878 $,977,139 $,939,517 ,800,667 ,881,099 2199999 Deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229 $1,105,624 $1,108,254 1,050,312 1,044,854 Net income available to common stockholders Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,839 Performance Ratios - Annualized: Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average common equity Return on average common equity (1) 9.00284124502541E-2 7.2697830172170172E-2 0.23950696235661378 4.3030320636307295E-2 0.26844139125477523 7.0491627172676583E-2 0.10095195420779574 0.11975036413659168 Return on average tangible common equity (ROATCE) Return on average tangible common equity (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Return on average total equity Return on average total equity 8.9644958032670377E-2 7.297961316737285E-2 0.23314715809012018 5.0226866463435771E-2 0.23163770107758885 7.176855796790331E-2 9.2610157663933046E-2 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Adjusted yield on loans Adjusted yield on loans (1) 7.959529152802923E-2 8.9601558838512063E-2 8.0397688995995198E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 0 Cost of interest bearing deposits Cost of interest bearing deposits 6.8796934733585564E-3 6.54517963379995E-3 6.3951498415804036E-3 6.0661803781625586E-3 5.6235418025325995E-3 4.9723382763107943E-3 4.9529505930945772E-3 5.4685335335321718E-3 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.5055583032907881E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Cost of total funds Cost of total funds 6.4046469275360288E-3 6.2941260201030058E-3 6.2858117383082562E-3 6.4875091454054106E-3 5.8729585528498511E-3 5.3177644688143901E-3 5.6330084733198548E-3 5.8716766893925267E-3 Net interest margin Net interest margin (1) 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Adjusted Net interest margin Adjusted net interest margin (1) 6.1436271756382291E-2 6.7780562435600544E-2 5.7604540171474206E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 1E-4 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality:(2) Past due to total loans Past due to total loans 2.137702619720502E-2 2.3286123022975173E-2 2.910264816369169E-2 2.5674809469935715E-2 2.6055249048497705E-2 2.8153827977567197E-2 2.9871344766301097E-2 2.781185769136045E-2 Nonperforming loans to total loans Non-performing loans to total loans 9.7392982879454248E-3 1.1234697604450155E-2 1.660889459249431E-2 1.6580834852735617E-2 1.7974533817604249E-2 1.5419625190390382E-2 1.3167771370619745E-2 1.4064253846616555E-2 Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to nonperforming loans ALLL to non-performing loans 1 0.88509652509652514 0.55277099827370679 0.53021000885162317 0.41677062208936683 0.43162835645751363 0.43924879066679312 0.29414138153647512 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital:(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Total equity to total assets Total equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.13045548662278719 0.1179212021529205 0.12657403141028015 0.1246637252258694 Total stockholders' equity to total assets Total stockholders' equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.11124118263514976 9.9516319157493802E-2 0.10576084231780417 0.10370720944357266 Tangible common stockholders' equity to tangible assets Tangible common stockholders' equity to tangible assets 0.14504508825767878 0.14512847387061648 0.14746313984770282 0.14004819764973347 8.3763721184769643E-2 7.211941675800243E-2 7.8503422152235103E-2 7.5679908200133011E-2 Per Share Amounts: Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Shares outstanding end of period Shares outstanding end of period 18,040,072 18,041,072 17,963,782.93 17,963,782.93 9,886,778 9,845,819 9,846,096 9,832,585 From Bloomberg Terminal: TBK Equity BKX Index CBNK Index Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price 42004 100 100 100 42004 1 1 1 42006 99.631 99.717200000000005 99.101799999999997 42006 0.99631000000000003 0.99717200000000006 0.99101799999999995 42009 99.483400000000003 96.781599999999997 96.858900000000006 42009 0.994834 0.96781600000000001 0.96858900000000003 42010 99.631 94.209500000000006 94.656899999999993 42010 0.99631000000000003 0.94209500000000002 0.94656899999999988 42011 98.745400000000004 95.017499999999998 95.339299999999994 42011 0.98745400000000005 0.95017499999999999 0.95339299999999993 42012 95.793400000000005 96.687299999999993 96.814800000000005 42012 0.95793400000000006 0.96687299999999998 0.96814800000000001 42013 95.2029 94.505799999999994 94.624700000000004 42013 0.95202900000000001 0.94505799999999995 0.94624700000000006 42016 95.572000000000003 93.522800000000004 93.753600000000006 42016 0.95572000000000001 0.93522800000000006 0.93753600000000004 42017 98.966800000000006 92.876400000000004 93.677599999999998 42017 0.9896680000000001 0.92876400000000003 0.93677599999999994 42018 100.369 91.045000000000002 92.442099999999996 42018 1.00369 0.91044999999999998 0.92442099999999994 42019 99.483400000000003 89.415599999999998 91.393600000000006 42019 0.994834 0.89415599999999995 0.91393600000000008 42020 101.1808 90.694900000000004 92.894800000000004 42020 1.011808 0.90694900000000001 0.928948 42024 97.786000000000001 90.008099999999999 92.057699999999997 42024 0.97786000000000006 0.90008100000000002 0.92057699999999998 42025 96.014799999999994 90.533299999999997 91.622 42025 0.96014799999999989 0.90533299999999994 0.91622000000000003 42026 97.417000000000002 93.792100000000005 94.703800000000001 42026 0.97416999999999998 0.937921 0.94703800000000005 42027 97.638400000000004 92.4589 93.790700000000001 42027 0.97638400000000003 0.92458899999999999 0.93790700000000005 42030 95.7196 93.24 94.498599999999996 42030 0.95719600000000005 0.9323999999999999 0.94498599999999999 42031 97.564599999999999 92.041499999999999 93.440100000000001 42031 0.97564600000000001 0.92041499999999998 0.93440100000000004 42032 95.3506 89.792599999999993 91.225800000000007 42032 0.95350599999999996 0.89792599999999989 0.91225800000000001 42033 96.383799999999994 91.166200000000003 92.512600000000006 42033 0.96383799999999997 0.91166200000000008 0.92512600000000011 42034 95.941000000000003 89.873400000000004 91.145099999999999 42034 0.95940999999999999 0.89873400000000003 0.91145100000000001 42037 95.7196 91.8125 93.389899999999997 42037 0.95719600000000005 0.91812499999999997 0.93389899999999992 42038 96.974199999999996 93.6036 95.110799999999998 42038 0.96974199999999999 0.93603599999999998 0.95110799999999995 42039 94.8339 93.091800000000006 94.530500000000004 42039 0.94833900000000004 0.93091800000000002 0.94530500000000006 42040 94.0959 94.344200000000001 96.232500000000002 42040 0.94095899999999999 0.943442 0.96232499999999999 42041 93.284099999999995 96.054400000000001 97.435400000000001 42041 0.93284099999999992 0.96054400000000006 0.97435400000000005 42044 89.077500000000001 95.435000000000002 96.289500000000004 42044 0.89077499999999998 0.95435000000000003 0.96289500000000006 42045 89.298900000000003 96.081299999999999 96.707599999999999 42045 0.89298900000000003 0.96081300000000003 0.96707600000000005 42046 91.143900000000002 95.717799999999997 96.164000000000001 42046 0.911439 0.95717799999999997 0.96164000000000005 42047 93.136499999999998 97.616500000000002 97.796999999999997 42047 0.931365 0.97616500000000006 0.97797000000000001 42048 96.162400000000005 97.683800000000005 98.111199999999997 42048 0.96162400000000003 0.9768380000000001 0.98111199999999998 42052 95.941000000000003 98.168599999999998 98.608900000000006 42052 0.95940999999999999 0.98168599999999995 0.9860890000000001 42053 95.129199999999997 96.795000000000002 97.297300000000007 42053 0.95129200000000003 0.96794999999999998 0.97297300000000009 42054 96.679000000000002 96.633499999999998 97.171499999999995 42054 0.96679000000000004 0.96633499999999994 0.971715 42055 95.793400000000005 97.535700000000006 97.670199999999994 42055 0.95793400000000006 0.97535700000000003 0.97670199999999996 42058 95.7196 97.091300000000004 97.437899999999999 42058 0.95719600000000005 0.97091300000000003 0.974379 42059 95.129199999999997 98.060900000000004 97.976500000000001 42059 0.95129200000000003 0.98060900000000006 0.979765 42060 94.8339 98.101299999999995 97.826499999999996 42060 0.94833900000000004 0.98101299999999991 0.97826499999999994 42061 94.8339 97.805000000000007 98.149500000000003 42061 0.94833900000000004 0.97805000000000009 0.98149500000000001 42062 93.431700000000006 97.347200000000001 97.707499999999996 42062 0.93431700000000006 0.973472 0.97707499999999992 42065 94.317300000000003 98.330200000000005 98.446299999999994 42065 0.94317300000000004 0.98330200000000001 0.98446299999999998 42066 95.867199999999997 98.222499999999997 98.065799999999996 42066 0.95867199999999997 0.98222500000000001 0.98065799999999992 42067 95.572000000000003 97.683800000000005 97.589699999999993 42067 0.95572000000000001 0.9768380000000001 0.9758969999999999 42068 96.0886 98.047399999999996 97.997299999999996 42068 0.96088600000000002 0.98047399999999996 0.97997299999999998 42069 95.2029 98.357100000000003 98.4512 42069 0.95202900000000001 0.98357099999999997 0.98451200000000005 42072 95.941000000000003 98.734200000000001 99.1584 42072 0.95940999999999999 0.98734200000000005 0.99158400000000002 42073 95.645799999999994 96.310299999999998 97.485399999999998 42073 0.95645799999999992 0.96310299999999993 0.974854 42074 95.572000000000003 97.185599999999994 98.141800000000003 42074 0.95572000000000001 0.97185599999999994 0.98141800000000001 42075 95.7196 99.649900000000002 100.49420000000001 42075 0.95719600000000005 0.99649900000000002 1.004942 42076 95.941000000000003 98.909199999999998 100.1326 42076 0.95940999999999999 0.98909199999999997 1.0013259999999999 42079 96.236199999999997 99.555599999999998 100.2607 42079 0.96236199999999994 0.995556 1.002607 42080 96.679000000000002 99.771100000000004 100.6194 42080 0.96679000000000004 0.99771100000000001 1.006194 42081 96.752799999999993 99.5017 100.0962 42081 0.96752799999999994 0.99501700000000004 1.0009619999999999 42082 96.236199999999997 98.303299999999993 99.693700000000007 42082 0.96236199999999994 0.98303299999999993 0.99693700000000007 42083 94.612499999999997 99.528700000000001 100.9551 42083 0.94612499999999999 0.99528700000000003 1.0095510000000001 42086 97.269400000000005 98.801500000000004 100.50149999999999 42086 0.97269400000000006 0.98801500000000009 1.005015 42087 97.786000000000001 97.899299999999997 100.262 42087 0.97786000000000006 0.978993 1.0026200000000001 42088 96.0886 96.283299999999997 98.667299999999997 42088 0.96088600000000002 0.96283299999999994 0.98667300000000002 42089 95.3506 96.552599999999998 99.225300000000004 42089 0.95350599999999996 0.965526 0.99225300000000005 42090 96.162400000000005 96.134200000000007 98.996899999999997 42090 0.96162400000000003 0.96134200000000003 0.98996899999999999 42093 96.974199999999996 97.545599999999993 100.42829999999999 42093 0.96974199999999999 0.97545599999999988 1.004283 42094 100.81180000000001 97.177400000000006 100.1534 42094 1.0081180000000001 0.97177400000000003 1.0015340000000001 42095 99.631 96.889099999999999 100.0741 42095 0.99631000000000003 0.96889099999999995 1.0007410000000001 42096 100.5904 97.629300000000001 100.55459999999999 42096 1.0059040000000001 0.97629299999999997 1.0055459999999998 42100 98.597800000000007 97.295299999999997 100.03100000000001 42100 0.98597800000000002 0.97295299999999996 1.00031 42101 99.335800000000006 97.525700000000001 100.1095 42101 0.99335800000000007 0.97525700000000004 1.0010950000000001 42102 99.040599999999998 97.709100000000007 100.1718 42102 0.99040600000000001 0.97709100000000004 1.0017180000000001 42103 99.114400000000003 98.119500000000002 100.0823 42103 0.99114400000000002 0.98119500000000004 1.000823 42104 99.040599999999998 98.009 100.11620000000001 42104 0.99040600000000001 0.98009000000000002 1.0011620000000001 42107 98.671599999999998 98.662099999999995 100.9178 42107 0.98671599999999993 0.98662099999999997 1.0091779999999999 42108 99.262 98.363600000000005 100.3921 42108 0.99262000000000006 0.98363600000000007 1.0039210000000001 42109 98.966800000000006 99.111800000000002 101.49720000000001 42109 0.9896680000000001 0.99111800000000005 1.014972 42110 98.966800000000006 99.240399999999994 101.4238 42110 0.9896680000000001 0.99240399999999995 1.014238 42111 98.893000000000001 97.882099999999994 99.788300000000007 42111 0.98892999999999998 0.97882099999999994 0.99788300000000008 42114 100 98.266199999999998 100.67489999999999 42114 1 0.98266199999999992 1.0067489999999999 42115 99.040599999999998 97.968299999999999 100.92489999999999 42115 0.99040600000000001 0.97968299999999997 1.0092489999999998 42116 97.564599999999999 98.944900000000004 101.3377 42116 0.97564600000000001 0.98944900000000002 1.013377 42117 97.786000000000001 98.697400000000002 101.2188 42117 0.97786000000000006 0.98697400000000002 1.0121880000000001 42118 97.417000000000002 98.005700000000004 100.68859999999999 42118 0.97416999999999998 0.98005700000000007 1.0068859999999999 42121 97.712199999999996 97.747900000000001 100.0492 42121 0.97712199999999994 0.97747899999999999 1.0004919999999999 42122 98.228800000000007 98.680599999999998 101.3798 42122 0.98228800000000005 0.98680599999999996 1.013798 42123 102.50920000000001 99.599000000000004 101.4991 42123 1.0250920000000001 0.99599000000000004 1.014991 42124 99.040599999999998 99.238900000000001 100.25190000000001 42124 0.99040600000000001 0.99238899999999997 1.0025190000000002 42125 97.859800000000007 99.590100000000007 99.841099999999997 42125 0.97859800000000008 0.99590100000000004 0.99841099999999994 42128 96.531400000000005 100.9713 100.80159999999999 42128 0.96531400000000001 1.0097130000000001 1.008016 42129 96.900400000000005 100.4706 100.3135 42129 0.96900400000000009 1.0047060000000001 1.0031350000000001 42130 97.786000000000001 100.0625 100.7561 42130 0.97786000000000006 1.0006250000000001 1.0075609999999999 42131 97.048000000000002 99.922399999999996 100.5057 42131 0.97048000000000001 0.999224 1.0050570000000001 42132 97.638400000000004 101.12009999999999 100.9996 42132 0.97638400000000003 1.011201 1.0099960000000001 42135 99.040599999999998 101.24469999999999 101.5132 42135 0.99040600000000001 1.0124469999999999 1.0151319999999999 42136 97.490799999999993 101.30500000000001 101.7735 42136 0.97490799999999989 1.01305 1.0177350000000001 42137 99.852400000000003 101.839 102.14279999999999 42137 0.99852400000000008 1.0183899999999999 1.021428 42138 98.819199999999995 102.2375 102.717 42138 0.98819199999999996 1.022375 1.0271699999999999 42139 97.048000000000002 101.1692 101.47110000000001 42139 0.97048000000000001 1.011692 1.0147110000000001 42142 97.048000000000002 102.2654 102.9122 42142 0.97048000000000001 1.022654 1.0291220000000001 42143 97.121799999999993 103.5633 103.7788 42143 0.97121799999999991 1.035633 1.0377879999999999 42144 95.645799999999994 102.77719999999999 103.31480000000001 42144 0.95645799999999992 1.0277719999999999 1.033148 42145 94.760099999999994 102.678 103.0945 42145 0.94760099999999992 1.02678 1.030945 42146 95.424400000000006 102.52589999999999 102.66 42146 0.95424400000000009 1.0252589999999999 1.0266 42150 93.062700000000007 101.8051 101.92919999999999 42150 0.93062700000000009 1.018051 1.0192919999999999 42151 92.915099999999995 102.81610000000001 102.97329999999999 42151 0.92915099999999995 1.0281610000000001 1.029733 42152 92.177099999999996 102.65170000000001 102.9957 42152 0.92177100000000001 1.0265170000000001 1.029957 42153 91.734300000000005 101.6841 102.2623 42153 0.91734300000000002 1.0168410000000001 1.0226230000000001 42156 91.143900000000002 101.30249999999999 101.9074 42156 0.911439 1.0130249999999998 1.019074 42157 91.808099999999996 102.2043 103.0565 42157 0.91808099999999992 1.022043 1.030565 42158 93.726900000000001 103.5569 104.40009999999999 42158 0.93726900000000002 1.035569 1.044001 42159 93.726900000000001 102.68429999999999 103.6045 42159 0.93726900000000002 1.026843 1.0360450000000001 42160 93.726900000000001 104.4829 105.3344 42160 0.93726900000000002 1.044829 1.0533440000000001 42163 94.317300000000003 104.09310000000001 105.3869 42163 0.94317300000000004 1.0409310000000001 1.0538689999999999 42164 94.4649 105.003 106.2274 42164 0.94464899999999996 1.05003 1.0622739999999999 42165 95.498199999999997 106.3977 107.6245 42165 0.954982 1.063977 1.0762449999999999 42166 94.4649 106.2711 107.52760000000001 42166 0.94464899999999996 1.062711 1.0752760000000001 42167 94.243499999999997 106.16379999999999 107.4456 42167 0.94243500000000002 1.0616379999999999 1.0744560000000001 42170 97.786000000000001 105.8468 107.2599 42170 0.97786000000000006 1.058468 1.0725990000000001 42171 101.845 106.4285 108.2393 42171 1.0184500000000001 1.0642849999999999 1.0823929999999999 42172 100.738 105.5925 106.70659999999999 42172 1.0073799999999999 1.055925 1.0670659999999998 42173 98.597800000000007 106.1635 107.58969999999999 42173 0.98597800000000002 1.0616349999999999 1.0758969999999999 42174 94.022099999999995 105.2615 107.5337 42174 0.94022099999999997 1.0526150000000001 1.075337 42177 95.867199999999997 106.5652 108.92749999999999 42177 0.95867199999999997 1.065652 1.089275 42178 96.531400000000005 107.28700000000001 109.8197 42178 0.96531400000000001 1.07287 1.0981969999999999 42179 96.236199999999997 106.40860000000001 109.2371 42179 0.96236199999999994 1.0640860000000001 1.092371 42180 97.933599999999998 105.7634 109.512 42180 0.97933599999999998 1.057634 1.0951200000000001 42181 100.07380000000001 106.104 109.8964 42181 1.0007380000000001 1.06104 1.0989640000000001 42184 98.450199999999995 103.4525 107.38209999999999 42184 0.98450199999999999 1.0345249999999999 1.0738209999999999 42185 97.048000000000002 103.9457 107.7329 42185 0.97048000000000001 1.0394570000000001 1.077329 42186 98.376400000000004 105.1163 108.9936 42186 0.98376400000000008 1.0511629999999998 1.089936 42187 97.712199999999996 104.1763 107.5515 42187 0.97712199999999994 1.041763 1.075515 42191 94.8339 103.7567 107.6024 42191 0.94833900000000004 1.0375669999999999 1.0760240000000001 42192 94.760099999999994 102.937 106.38760000000001 42192 0.94760099999999992 1.0293699999999999 1.063876 42193 93.284099999999995 100.9068 105.5886 42193 0.93284099999999992 1.0090680000000001 1.0558860000000001 42194 94.0959 102.0159 106.7363 42194 0.94095899999999999 1.020159 1.0673630000000001 42195 95.867199999999997 103.3796 108.0359 42195 0.95867199999999997 1.0337959999999999 1.0803590000000001 42198 95.867199999999997 104.565 108.84820000000001 42198 0.95867199999999997 1.04565 1.0884819999999999 42199 96.679000000000002 105.09050000000001 109.1341 42199 0.96679000000000004 1.050905 1.0913410000000001 42200 97.638400000000004 106.32940000000001 109.58159999999999 42200 0.97638400000000003 1.063294 1.0958159999999999 42201 98.450199999999995 107.3604 109.8823 42201 0.98450199999999999 1.073604 1.0988230000000001 42202 98.524000000000001 106.65219999999999 109.1409 42202 0.98524 1.066522 1.0914090000000001 42205 96.383799999999994 107.0778 109.62009999999999 42205 0.96383799999999997 1.070778 1.096201 42206 94.907700000000006 107.0703 109.188 42206 0.94907700000000006 1.070703 1.09188 42207 94.391099999999994 108.286 110.34529999999999 42207 0.94391099999999994 1.0828599999999999 1.103453 42208 93.505499999999998 107.3897 108.9024 42208 0.93505499999999997 1.0738970000000001 1.089024 42209 92.398499999999999 105.5856 107.9978 42209 0.92398499999999995 1.0558559999999999 1.0799779999999999 42212 98.302599999999998 104.4666 107.2154 42212 0.98302599999999996 1.0446660000000001 1.0721540000000001 42213 102.6568 104.9336 107.1979 42213 1.0265680000000001 1.049336 1.071979 42214 98.671599999999998 105.78579999999999 107.4425 42214 0.98671599999999993 1.057858 1.074425 42215 101.9926 106.1905 107.8991 42215 1.0199259999999999 1.0619050000000001 1.078991 42216 103.7638 105.4629 107.7518 42216 1.0376380000000001 1.054629 1.077518 42219 105.1661 105.2814 107.83580000000001 42219 1.051661 1.0528140000000001 1.0783580000000001 42220 104.5018 105.5553 108.16030000000001 42220 1.045018 1.055553 1.0816030000000001 42221 104.059 106.10760000000001 109.04 42221 1.0405899999999999 1.0610760000000001 1.0904 42222 103.7638 105.6662 108.3524 42222 1.0376380000000001 1.056662 1.0835239999999999 42223 104.72320000000001 105.331 107.80029999999999 42223 1.0472320000000002 1.05331 1.0780029999999998 42226 105.3137 107.0902 109.28619999999999 42226 1.053137 1.070902 1.092862 42227 106.4945 105.45050000000001 107.988 42227 1.064945 1.054505 1.07988 42228 104.6494 103.7811 106.1237 42228 1.046494 1.037811 1.061237 42229 103.3948 104.3416 106.55800000000001 42229 1.0339480000000001 1.0434159999999999 1.06558 42230 105.46129999999999 105.361 107.967 42230 1.054613 1.0536099999999999 1.0796699999999999 42233 107.0111 105.4391 108.1735 42233 1.070111 1.0543909999999999 1.0817350000000001 42234 105.7565 105.5442 107.99039999999999 42234 1.0575650000000001 1.055442 1.079904 42235 104.428 104.41759999999999 106.77030000000001 42235 1.0442799999999999 1.044176 1.0677030000000001 42236 102.952 101.4209 104.19280000000001 42236 1.02952 1.0142090000000001 1.041928 42237 104.1328 98.289000000000001 103.2311 42237 1.041328 0.98289000000000004 1.032311 42240 103.1734 92.941000000000003 98.603800000000007 42240 1.0317339999999999 0.92941000000000007 0.98603800000000008 42241 104.428 91.337299999999999 97.3 42241 1.0442799999999999 0.91337299999999999 0.97299999999999998 42242 105.5351 95.427899999999994 100.1972 42242 1.0553509999999999 0.95427899999999999 1.0019719999999999 42243 104.94459999999999 98.138300000000001 101.8154 42243 1.0494459999999999 0.98138300000000001 1.018154 42244 104.94459999999999 97.975200000000001 101.9832 42244 1.0494459999999999 0.97975199999999996 1.0198320000000001 42247 106.7897 97.717100000000002 102.7025 42247 1.0678969999999999 0.97717100000000001 1.0270250000000001 42248 105.23990000000001 93.528199999999998 99.182900000000004 42248 1.0523990000000001 0.93528199999999995 0.99182900000000007 42249 107.30629999999999 95.104500000000002 100.5371 42249 1.0730629999999999 0.95104500000000003 1.005371 42250 107.1587 95.943200000000004 101.0766 42250 1.0715870000000001 0.95943200000000006 1.0107660000000001 42251 106.4207 94.263499999999993 100.5269 42251 1.0642069999999999 0.94263499999999989 1.005269 42255 108.3395 96.871300000000005 102.9735 42255 1.0833950000000001 0.96871300000000005 1.0297350000000001 42256 107.7491 95.666200000000003 102.3105 42256 1.077491 0.95666200000000001 1.0231050000000002 42257 110.99630000000001 96.284400000000005 103.1366 42257 1.109963 0.96284400000000003 1.031366 42258 111.4391 96.162899999999993 103.2401 42258 1.1143909999999999 0.96162899999999996 1.0324009999999999 42261 115.941 96.259600000000006 103.5234 42261 1.1594100000000001 0.96259600000000001 1.035234 42262 120 97.783299999999997 104.69029999999999 42262 1.2 0.97783299999999995 1.0469029999999999 42263 120.8856 98.135300000000001 104.8801 42263 1.2088559999999999 0.98135300000000003 1.0488010000000001 42264 118.8192 95.883600000000001 102.9414 42264 1.1881919999999999 0.95883600000000002 1.0294140000000001 42265 122.583 93.564499999999995 101.16970000000001 42265 1.22583 0.93564499999999995 1.0116970000000001 42268 122.3616 94.703500000000005 102.4931 42268 1.223616 0.94703500000000007 1.024931 42269 123.83759999999999 93.487899999999996 101.7002 42269 1.2383759999999999 0.93487900000000002 1.017002 42270 122.87820000000001 93.570099999999996 102.3819 42270 1.228782 0.935701 1.023819 42271 123.1734 93.056600000000003 103.02379999999999 42271 1.2317340000000001 0.930566 1.030238 42272 122.50920000000001 94.913799999999995 103.55410000000001 42272 1.2250920000000001 0.94913799999999993 1.035541 42275 122.87820000000001 92.403000000000006 102.2034 42275 1.228782 0.92403000000000002 1.0220340000000001 42276 122.14019999999999 92.697900000000004 102.2675 42276 1.2214019999999999 0.926979 1.022675 42277 123.98520000000001 94.016000000000005 103.52760000000001 42277 1.239852 0.94016000000000011 1.0352760000000001 42277 42185 42094 42004 41912 41820 41729 41639 Loans September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 Commercial real estate $,247,175 $,234,090 $,236,659 $,249,164 $,261,836 $,265,129 $,268,863 $,331,462 $13,085 Construction, land development, land 52,446 46,743 52,203 42,914 45,996 43,040 39,230 37,626 $5,703 1-4 family residential properties 77,043 75,588 73,605 78,738 80,419 81,187 79,542 91,301 $1,455 Farmland 25,784 25,701 24,805 22,496 20,059 19,644 20,114 20,294 $83 Commercial ,468,055 ,454,161 ,371,614 ,364,566.5 ,340,316 ,328,361 ,234,986 ,255,655 $13,894 Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 Consumer 10,632 10,993 11,201 11,941 12,527 13,525 13,515 13,878 $-,361 Mortgage warehouse ,102,363 ,105,687 69,907 55,148 46,874 32,359 14,886 13,513 $-3,324 -3.1% Total loans $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 $32,622 2.8% $,179,423.5 0.17837510034770634 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 equip Equipment* $,143,483 $,138,018 $,118,273 $,106,354 $94,459.5 $71,198 $58,737.422149999991 $48,978.417549999998 $5,465 3.9596284542595894 Asset based lending (General)* 85,641 64,836 36,511 46,388 50,046.1 48,699.38659999998 39,643.64040000005 30,826.65713 $20,805 Asset based lending (Healthcare)* 66,832 65,083 59,572 41,770 40,885 45,751 0 0 $1,749 ABC Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 TCF Commercial finance $,497,759 $,467,653 $,385,808 $,375,422 $,354,502.6 $,321,920.3865999996 $,227,911.48619 $,197,175.7467999999 $30,106 6.4% $,111,951 0.29017283208227929 0.25821460605370899 Total loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 Commercial finance as a % of total 0.41994311993324901 0.40570965550686705 0.3814420146997467 0.37322835037069624 0.36279649057094226 0.34264418702375793 0.28465202910823101 0.22378311027478182 Community banking as a % of total 0.58005688006675094 0.59429034449313289 0.6185579853002533 0.62677164962930376 0.63720350942905779 0.65735581297624202 0.71534797089176894 0.77621688972521818 *TCF abbreviated Triumph Commercial Finance. THF abbreviated Triumph Health Care Finance ABL ,152,473 ,129,919 96,083 88,158 90,931.1 94,450.38659999991 39,643.64040000005 30,826.65713 $22,554 0.17360047414158053 $30,106 $81,845 6.4% 0.21213919877244639 91 91 365 365 0.25821460605370899 0.85088799507629598 ,172,099 ,186,224 BegBal Prov CO Rec EndBal (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance CRE Commercial real estate $385.78817982433196 $164.0521328953597 $-18.406470000000002 $0.76265000000000027 $532.59649271969158 constr Construction, land development, land 339.86845387216385 -19.563314057121701 0 12.571809999999999 333.27694981504214 1-4fam 1-4 family residential properties 182.28786331615527 176.45496121205952 -,144.87037999999993 2.1677299999999988 215.04017452821486 farm Farmland 12.796907360000001 5.8012048199999988 0 0 18.99811218 C&I Commercial 3,057.4738511739374 945.09904787984544 -1 1.5641500000000046 4,003.1370490537824 Fact Factored receivables 3,137.1218754499996 437.64657819999968 -,124.84399999999999 12.418000000000003 3,461.5424536499995 cons Consumer 86.723048132492011 81.950120986337794 -78.904239999999845 50.024059999999977 139.99298911882994 Mort Mortgage warehouse 118.0760981 19.900531300000019 0 0 138.37662940000001 Total Loans $7,320.1362772290804 $1,811.3412632364805 $-,368.2508999999975 $79.50839999999998 $8,842.9608504655607 (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance Equip Equipment* $990.08908425926916 $262.81430401193325 $0 $0 $1,253.3033882712025 ABL Asset based lending (General)* 955.17220410000004 92.470227699999924 0 0 1,047.1424317999999 ABLH Asset based lending (Healthcare)* 342.18 16.400174999999933 0 0 358.08017499999994 Fact Factored receivables 3,136.6218754499996 437.64657819999968 -,124.84399999999999 11.618000000000002 3,461.5424536499995 Commercial finance $5,424.631638092691 $809.3312849119327 $-,124.84399999999999 $11.618000000000002 $6,120.68448721202 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Non-interest bearing demand $12,048 $14,427 $17,986 $,150,238 $,155,879 $,176,245 $,154,749.83000999998 $,179,847.54459000003 $,167,538 $,164,560 $,167,931 Interest bearing deposits 48,151 50,342 50,516 ,481,080 ,479,412 ,514,259 ,461,252 ,479,480 ,481,728 ,474,229 ,455,354 Certificates of deposit ,163,185 ,197,218 ,215,221 ,354,940 ,356,844 ,367,731 ,439,603 ,455,901 ,474,413 ,500,451 ,526,732 Other brokered funds Brokered deposits 0 0 0 58,596 58,177 50,019 50,019 50,000 50,000 50,019 50,019 Total deposits ,223,384 ,261,987 ,283,723 1,044,854 1,050,312 1,108,254 1,105,623.8300099999 1,165,228.5445900001 1,173,679 1,189,259 1,200,036 Interest-bearing demand 0 0 0 ,199,826 ,209,170 ,248,992 ,209,491.49296 ,236,524.32788 ,231,718 ,228,909 ,206,603 Individual retirement accounts 27,959 29,974 30,647 54,512 54,709 53,856 53,010.99260000003 53,688.661569999997 55,773 56,285 58,619 Money market 20,192 20,368 19,869 ,157,406 ,142,522 ,138,204 ,125,369.75075000001 ,117,514.46862 ,120,001 ,116,019 ,117,888 Savings 0 0 0 69,336 73,011 73,207 73,303.316600000006 71,689.613289999994 74,236 73,016 72,244 Summary of fair values of assets acquired, liabilities assumed, consideration paid, and the resulting goodwill: Acquisition Summary (Dollars in thousands) Summary of Fair Values (Dollars in thousands) Fair value of net assets acquired: Cash $8,273.1309999999994 Equity of DMI (fair value of net DMI assets) $,146,454.85 Source Doral Money, Inc. Accounting Memo CLO securities 98,315.937000000005 CLO management contracts 1,918 SNC loans 36,764.720999999998 Fair value of net assets acquired ,148,372.85 Prepaid income tax 3,014.2130000000002 Other assets/liabilities 87.063000000000002 Consideration Transferred: Fair value of DMI net assets $,146,455.6499999997 Cash paid at closing ,133,262.51999999999 Fair value of CLO contracts 1,917.7850000000001 Sales price adjustment 2,601 Net fair value of acquired assets $,148,372.84999999998 Consideration Transferred ,135,864.17199999999 Consideration transferred -,135,864.17199999999 Bargain purchase gain, nontaxable $12,508.677999999985 Bargain purchase gain: $12,508.678 Transaction costs, net of tax -,157.93799999999999 Incremental bonus, net of tax -1,137.5 Escrow recovery from Doral Healthcare, net of tax 195 Net contribution of acquisition $11,408.239999999985 A B A + B C A + B + C ($ in thousands) Non-Accrual Loans Restructured Loans Non-Performing Loans Other Real Estate Owned Non-Performing Assets TCB Quarterly Reports and Loans TSB Commercial real estate $1,995.4237699999999 $0 $1,995.4237699999999 $4,069 $6,064.4237699999994 Construction, land development, land 0 0 0 3,905 3,905 1-4 family residential properties 637.99248999999998 0 637.99248999999998 449 1,086.9924900000001 Farmland 0 0 0 0 0 Commercial 6,250.3588499999996 0 6,250.3588499999996 0 6,250.3588499999996 Factored receivables 650.70261199999993 0 650.70261199999993 0 650.70261199999993 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 PCI 6,205.8971299999994 0 6,205.8971299999994 0 6,205.8971299999994 Community Banking $15,740.374851999997 $0 $15,740.374851999997 $8,423 $24,163.374852000001 TCF equipment $839.68677000000002 $0 $839.68677000000002 $0 $839.68677000000002 TCF asset based lending 0 0 0 0 THF asset based lending 98.353589999999855 0 98.353589999999855 0 98.353589999999855 Factored receivables 0 0 0 0 Commercial finance $938.04035999999985 $0 $938.04035999999985 $0 $938.04035999999985 Total loans $16,678.415211999996 $8,423 $25,101.415212 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Community Banking 131.38499999999999 145.125 126.494 683.92392532000008 572.75551381000002 617.59696134000001 622.63633463000008 630.4559999999999 625.63800000000003 685.02599999999995 687.54200000000003 Equipment 15.093999999999999 20.239999999999998 22.992999999999999 48.978417549999996 58.737422149999993 71.197999999999993 94.459500000000006 106.354 118.273 138.018 143.483 Asset based lending (Healthcare) 0 0 0 0 0 45.750999999999998 40.884999999999998 41.77 59.572000000000003 65.082999999999998 66.831999999999994 Asset based lending (General) 5.5289999999999999 4.8449999999999998 12.436999999999999 30.826657130000001 39.643064040000006 48.699038659999999 50.046099999999996 46.387999999999998 36.511000000000003 64.835999999999999 85.641000000000005 Factored receivables 81.5 98.576999999999998 103.46899999999999 117.37 129.53100000000001 156.27199999999999 169.11199999999999 180.91 171.452 199.71600000000001 201.803 Q3 2015 Commercial Finance Products $497.75900000000001 Community Banking $687.54200000000003 Q3 2015 % of Total % of Commercial Finance Equipment $143.483 0.12105195220454552 0.28825797223154176 Asset based lending (Healthcare) $66.831999999999994 5.6% 0.13426577922247512 Asset based lending (General) $85.641000000000005 7.2% 0.1720531421832654 Factored receivables $201.803 0.17025464417898914 0.40542310636271767 Real Estate & Farmland $402.44799999999998 Commercial Real Estate $247.17500000000001 Commercial $172.09899999999999 Construction, Land Development, Land $52.445999999999998 Consumer $10.632 1-4 Family Residential Properties $77.043000000000006 Mortgage Warehouse $102.363 Farmland $25.783999999999999 Commercial $172.09899999999999 Consumer $10.632 Mortgage Warehouse $102.363 42277 % of Total % of Community Banking Commercial Real Estate $247.17500000000001 0.20853352861425076 0.35950531022104831 Construction, Land Development, Land $52.445999999999998 4.4% 7.6% 1-4 Family Residential Properties $77.043000000000006 6.5% 0.11205569986997159 Farmland $25.783999999999999 2.2% 3.8% Commercial $172.09899999999999 0.14519434304029102 0.25031052648420021 Consumer $10.632 .9% 1.5% Mortgage Warehouse $102.363 8.6% 0.14888254099385928 REAL ESTATE Commercial Real Estate $247.17500000000001 Construction, Land & Development $52.445999999999998 1-4 Family Residential $77.043000000000006 Farmland $25.783999999999999 COMMERCIAL $172.09899999999999 CONSUMER $10.632 MORTGAGE WAREHOUSE $102.363 FACTORED RECEIVABLES $201.803 EQUIPMENT FINANCE $143.483 HEALTHCARE ASSET $66.831999999999994 BASED LENDING ASSET BASED LENDING $85.641000000000005 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs (000's) Net Chargeoffs (NCOs) 91 6 1,456 140 -61 125 308.65942000000001 287.60610999999989 202 365 83 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net charge-offs to average loans NCOs / Average Loans 4.1787974247586862E-4 2.3818124799034572E-5 5.3648938443738624E-3 1.838947596561168E-4 -7.0498388938456056E-5 1.3346772643600595E-4 3.1654779095048613E-4 2.9041265792619869E-4 2.0474771432625838E-4 3.3566027134224565E-4 7.1247937672647485E-5 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets (000's) Non-performing Assets (NPAs) 15.756 14.305999999999999 13.907999999999999 26.175000000000001 24.117999999999999 25.59 27.582776999999997 25.100643000000002 23.790315620000001 19.272653999999999 17.744960858573311 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Nonperforming assets to total assets NPAs / Assets 4.8% 3.7% 3.5% 2.3% 1.9% 1.8% 2.5% 1.7% 1.6% 1.3% 1.1% Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42185YTD 42094YTD 42004YTD 41912YTD 41820YTD 41729YTD 41639YTD 42277 42185 42094 42004 41912 41820 41729 41639 42185 42094 42004 41912 41820 41729 41639 QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD YTD September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, June 30, March, 31, December 31, September 30, June 30, March 31, December 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2015 2015 2014 2014 2014 2014 2013 Interest income: InterestFeesLoans Loans, including fees $15,716 $17,158 $13,239 $14,138 $13,706 $13,860 $14,376 $12,906 $14,234 $13,239 $56,080 $41,942 $28,236 $14,376 $23,262 4406999 Factored receivables, including fees 8,829 8,654 7,509 8,367 7,681 6,838 5,272 5,205 16,163 7,509 28,158 19,791 12,110 5,272 17,938 4209999 Taxable securities 649 659 678 644 666 663 657 618 1,337 678 2,630 1,986 1,319 657 1,225 4208999 Tax exempt securities 17 16 12 14 15 15 16 39 28 12 60 46 31 16 39 4109999 Cash deposits 92 110 141 117 50 77 58 74 251 141 302 185 135 58 166 4999999 Total interest income 25,303 26,597 21,579 23,280 22,118 21,453 20,379 18,842 32,013 21,579 87,230 63,950 41,831 20,379 42,630 Interest expense: 5109999 Deposits 1,764 1,667 1,570 1,498 1,289 1,141 1,108 1,103 3,237 1,570 5,036 3,538 2,249 1,108 3,560 5201699 Senior secured note 0 0 0 173 134 137 140 123 0 0 584 411 276 140 123 5201999 Junior subordinated debentures 283 278 272 276 276 272 271 247 550 272 1,095 819 543 271 247 Other borrowings 25 7 12 4 24 22 5 11 19 12 55 51 28 5 3 5709999 Total interest expense 2,072 1,952 1,854 1,951 1,723 1,572 1,524 1,484 3,806 1,854 6,770 4,819 3,096 1,524 3,947 5799999 Net interest income 23,231 24,645 19,725 21,329 20,395 19,881 18,855 17,358 28,207 19,725 80,460 59,131 38,735 18,855 38,683 5809999 Provision for loan losses 165 2,541 645 1,811 1,375 1,747 925 1,057 3,186 645 5,858 4,047 2,672 925 3,412 5999999 Net interest income after provision for loan losses 23,066 22,104 19,080 19,518 19,020 18,134 17,930 16,301 25,021 19,080 74,602 55,084 36,063 17,930 35,271 Non-interest income: 6109999 Service charges on deposits 710 666 612 647 811 813 738 703 1,278 612 3,009 2,363 1,552 738 703 6112999 Card income 574 578 523 516 544 548 490 405 1,101 523 2,098 1,582 1,037 490 405 6206999 Net OREO gains/(losses) and valuation adjustments -58 52 26 -,242 -11 -,252 -77 86 78 26 -,582 -,340 -,329 -77 154 6201000 Net gains on sale of securities 15 242 0 61.62196999999999 9.5398499999999995 0 16.29447 0 242.32840999999999 0 88.456289999999996 25.834319999999998 16.29447 16.29447 -0.58610000000000007 6207999 Net gains on sale of loans 363 491 542 437 484 319 255 494 1,033 542 1,495 1,058 575 255 846 6308999 Fee income 542 502 422 553 448 421 398 355 924 422 1,820 1,267 819 398 1,189 6202999 Gain on branch sale 0 0 0 0 12,619 0 0 0 0 0 12,619 12,619 0 0 0 6306999 Bargain purchase gain 1,708 0 12,509 0 0 0 0 9,014 12,509 12,509 0 0 0 0 9,014 6301999 Asset management fees 1,744 1,274 958 486 374 129 0 0 2,232 958 989 503 129 0 0 Other 700 964 1,067 1,262.3780299999999 525.46014999999898 655 788.70552999999995 465 2,030.6715899999981 1,067 3,230.5437099999981 1,968.1656799999982 1,443.7055300000002 788.70552999999995 702.58610000000044 6999999 Total non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 11,522 21,428 16,659 24,767 21,046 5,243 2,609 13,013 Non-interest expense: 7199999 Salaries and employee benefits 12,416 12,042 13,269 12,752 11,032 9,471 8,876 8,322 25,311 13,269 42,131 29,379 18,347 8,876 20,737 7299999 Occupancy, furniture and equipment 1,575 1,555 1,572 1,429 1,319 1,336 1,390 1,119 3,127 1,572 5,474 4,044 2,725 1,390 2,465 7401999 FDIC insurance and other regulatory assessments 252 271 263 221 280 280 261 283 534 263 1,042 821 541 261 499 7403999 Professional fees 1,344 852 1,327 1,146 1,043 793 592 1,455 2,179 1,327 3,574 2,428 1,385 592 2,460 7801999 Amortization of intangible assets 1,179 895 764 727 746 724 726 620 1,659 764 2,923 2,196 1,451 726 620 7701999 Advertising and promotion 618 526 543 366 1,102 683 443 222 1,069 543 2,594 2,228 1,126 443 682 7602999 Communications and technology 951 927 886 961 954 945 888 754 1,813 886 3,748 2,787 1,834 888 1,412 Other 2,210 2,567 2,159 2,083 1,985 1,928 1,720 1,882 4,726 2,159 7,716 5,634 3,647 1,720 3,616 7899999 Total non-interest expense 20,545 19,635 20,783 19,685 18,461 16,160 14,896 14,657 40,418 20,783 69,202 49,517 31,056 14,896 32,724 7909999 Net income before income tax 8,819 7,238 14,956 3,554 16,363 4,607 5,643 13,166 6,031 14,956 30,167 26,613 10,250 5,643 48,284 7919999 Income tax expense 2,891 2,586 912 747 6,089 1,626 1,916 1,449 3,498 912 10,378 9,631 3,541 1,916 2,133 7999999 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,981 $3,727 $11,717 $2,533 $14,044 $19,789 $16,982 $6,709 $3,727 $13,427 9999991 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 -,696 -,579 -,399 -,387 -,192 -2,840 -2,054 -1,275 -,579 -1,588 9999992 Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,318 $2,146 $13,852 $16,949 $14,928 $5,434 $3,148 $11,839 365 365 92 92 91 90 92 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 42004 41912 41820 41729 41639 AvgAssets 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 1,164,757.71273 5799999 #REF! #REF! #REF! #REF! #REF! 6999999 #REF! #REF! #REF! #REF! #REF! 5809999 #REF! #REF! #REF! #REF! #REF! 7899999 #REF! #REF! #REF! #REF! #REF! 7919999 #REF! #REF! #REF! #REF! #REF! 7999999 #REF! #REF! #REF! #REF! #REF! Return on average assets 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 3.991108388855516E-2 Efficiency ratio * 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q1 2014 Net interest margin #REF! #REF! #REF! #REF! #REF! Noninterest income #REF! #REF! #REF! #REF! #REF! Noninterest expense #REF! #REF! #REF! #REF! #REF! Net noninterest expense #REF! #REF! #REF! #REF! #REF! Pretax preprovision ROA #REF! #REF! #REF! #REF! #REF! Provision for loan & lease losses #REF! #REF! #REF! #REF! #REF! Pretax ROA #REF! #REF! #REF! #REF! #REF! Tax expense #REF! #REF! #REF! #REF! #REF! Return on average assets #REF! #REF! #REF! #REF! #REF! Efficiency ratio* 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.69057686499546966 Check ROA #REF! #REF! #REF! #REF! #REF! Nonperforming Assets Dec 31, Sep 30, Jun 30, Mar 31, Dec 31, (Dollars in thousands) 2014 2014 2014 2014 2013 Commercial real estate $1,995 $2,229.4071900000004 $259.05792357757764 $268.53541083089431 $276 Construction, land development, land 0 11.6 0 0 0 1-4 family residential properties 638 879.05610999999999 473.97733266666671 477.16052266666668 454 Farmland 0 0 0 0 0 Commercial 7,188 6,860.8523999999998 6,251.2413180933563 5,224.3902780933568 5,438 Factored receivables 651 812.6 133 58 89 Consumer 0 0 0 0 0 Mortgage warehouse 0 0 0 0 0 Purchase credit impaired 6,206 6,770.1842999999981 7,369.7234256623988 4,514.9137884090824 6,135 Total nonperforming loans 16,678 17,563.699999999997 14,487 10,543 12,392 OREO acquired through foreclosure, net 8,423 10,019.4 11,103 13,575 13,783 Total nonperforming assets $25,101 $27,583.1 $25,590 $24,118 $26,175 Nonperforming assets to total assets 1.7336165945391179E-2 2.0465067465599444E-2 1.8200000000000001E-2 1.8599999999999998E-2 2.0299999999999999E-2 Nonperforming loans to total loans held for investment 1.6580834852735617E-2 1.7974924754819939E-2 1.54E-2 1.32E-2 1.4067303282522125E-2 Total past due loans to total loans held for investment 2.5674809469935715E-2 2.6055249048497705E-2 2.8199999999999999E-2 2.9899999999999999E-2 2.7816449016242334E-2 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 42277 42185 42094 42004 41912 41820 41729 365 365 365 365 365 365 365 92 91 90 92 92 91 90 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Manual Adj Dilutive effect of preferred stock 0 0 0 0 0 0 192 Manual Adj Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 6306999 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Manual Adj Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Manual Adj Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Diluted_Shrs Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Manual Adj Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16149825243375751 $0.2305633808643695 $0.31674073405328945 AvgCmnEqty Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Manual Adj Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity ,250,891 N/A ,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A AvgAssets Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets 1,563,989.7617899999 N/A 1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 7.3918758101229869E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 AvgTangEq Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 6306999 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Manual Adj Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Acq Costs Less: merger and acquisition expenses 0 0 243 0 0 0 0 Manual Adj Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Manual Adj Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 AvgAssets Average total assets $1,565,697.7617899999 $1,511,045.2271500002 $1,449,791 $1,427,474.7515699998 $1,354,206.5291800001 $1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% DisAcrLYLD Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% DisAcrLNIM Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 3100799 3100899 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Shares outstanding end of period Common shares outstanding 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 2014 Net income $5,928 $4,652 $14,044 $2,807 $10,274 $2,285 $3,148 Less: gain on branch sale, net of tax 0 0 0 0 7,892 0 0 Less: bargain purchase gain, non-taxable 1,708 0 12,509 0 0 0 0 Add: merger and acquisition expenses, net of tax 0 0 158 0 0 0 0 Add: incremental bonus related to acquisition, net of tax 0 0 1,138 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance, net of tax 0 0 195 0 0 0 0 Adjusted net income $4,220 $4,652 $2,636 $2,807 $2,382 $2,285 $3,340 Effect of noncontrolling interests and preferred shares -,196 -,195 -,192 -,786 -,779 Adjusted net income available to common stockholders $4,024 $4,457 $2,444 $2,021 $1,603 Weighted average shares outstanding - diluted 18,587,821 17,813,825 18,428,662.93 14,261,717.76086957 10,602,155 9,910,507 10,544,902 Less: adjusted effects of assumed Preferred Stock conversion ,676,351 0 ,676,351 0 ,676,351 0 0 Adjusted weighted average shares outstanding - diluted 17,911,470 17,813,825 17,752,311.93 14,261,717.76086957 9,925,804 9,910,507 10,544,902 Adjusted diluted earnings per common share $0.22466051083467745 $0.25019893257062986 $0.13767220909800676 $0.14170804183099878 $0.16148593101374989 $0.2305633808643695 $0.31674073405328945 Average common equity $,252,599 N/A $,234,555.3008999999 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average common equity $,250,891 N/A $,231,005.79986777777 N/A N/A N/A N/A Adjusted return on average common equity 6.3632344758064868E-2 N/A 4.2907051612777879E-2 N/A N/A N/A N/A Average total assets $1,565,697.7617899999 N/A $1,449,790.6616500001 N/A N/A N/A N/A Less: average contribution impact of DMI transaction 1,708 N/A 3,549.230222222222 N/A N/A N/A N/A Adjusted average total assets $1,563,989.7617899999 N/A $1,446,242.431427778 N/A N/A N/A N/A Adjusted return on average total assets 1.0704923851410647E-2 N/A 6.853469074332541E-3 N/A N/A N/A N/A Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 Average tangible common equity ,222,884.39175000001 ,215,845.60004000002 ,205,203.77705 ,156,887.853 ,109,943.91576999999 ,102,107.5941 98,197.804860000004 Return on average tangible common equity 0.1020308635251115 8.2822990223868825E-2 0.27376472481725966 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, 3340 (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 0 Efficiency ratio: Net interest income $23,231 $24,645 $19,725 $21,329 $20,395 $19,881 $18,855 Non-interest income 6,298 4,769 16,659 3,721 15,804 2,633 2,609 Operating revenue 29,529 29,414 36,384 25,050 36,199 22,514 21,464 Less: gain on branch sale 0 0 0 0 12,619 0 0 Less: bargain purchase gain 1,708 0 12,509 0 0 0 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted operating revenue $27,821 $29,414 $23,575 $25,050 $23,580 $22,514 $21,464 Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 242.98099999999999 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expenses $20,545 $19,635 $18,790.19 $19,685 $18,461 $16,160 $14,896 Efficiency ratio 0.73847093921857587 0.66753926701570676 0.79703155885471899 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 Net non-interest expense to average assets ratio: Total non-interest expenses $20,545 $19,635 $20,783 $19,685 $18,461 $16,160 $14,896 Less: merger and acquisition expenses 0 0 243 0 0 0 0 Less: incremental bonus related to acquisition 0 0 1,750 0 0 0 0 Adjusted non-interest expense $20,545 $19,635 $18,790 $19,685 $18,461 $16,160 Total non-interest income $6,298 $4,769 $16,659 $3,721 $15,804 $2,633 Less: bargain purchase gain 1,708 0 12,509 0 0 0 2,609 Less: gain on branch sale 0 0 0 0 12,619 0 Less: escrow recovery from Doral Healthcare Finance 0 0 300 0 0 0 0 Adjusted non-interest income $4,590 $4,769 $3,850 $3,721 $3,185 $2,633 Adjusted net non-interest expenses $15,955 $14,866 $14,940 $15,964 $15,276 $13,527 $12,287 Average total assets 1,565,697.7617899999 1,511,045.2271500002 1,449,791 1,427,474.7515699998 1,354,206.5291800001 1,359,502.7107200001 1,271,023.98789 Net non-interest expense to average assets ratio 4.0429085233219919E-2 3.9461004585432884E-2 4.1792230742224219E-2 4.436886516763227E-2 4.475378626472544E-2 3.9909187325499147E-2 3.9205091002124874E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, #REF! (Dollars in thousands, except per share amounts) 2015 2015 2015 2014 2014 2014 #REF! Reported yield on loans 8.339305667637392% 9.494499003592306% 8.500000000000001% 8.976742009272395% 8.656140222970902% 8.830302444455408% 9.174935829748332% Effect of accretion income on acquired loans -0.379776514834469% -0.5343431197411% -0.46% -0.686192056353503% -0.633770060906907% -1.750251611930207% -1.443189321551384% Adjusted yield on loans 7.959529152802923E-2 8.9601558838512063E-2 8.0399999999999999E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 Reported net interest margin 6.453943023929222% 7.2% 6.11% 6.58% 6.686252914763602% 6.584724871580522% 6.85% Effect of accretion income on acquired loans -0.31% -0.42% -0.35% -0.530943042774636% -0.495822780424269% -0.842297061983445% -1.124051657932034% Adjusted net interest margin 6.1436271756382291E-2 6.7780562435600544E-2 5.7599999999999998E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 Total stockholders' equity $,263,919 $,257,479 $,252,677 $,237,509 $,149,931 $,140,027 $,137,184 Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746 9,746 9,746 Total common stockholders' equity ,254,173 ,247,733 ,242,931 ,227,763 ,140,185 ,130,281 ,127,438 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Tangible common stockholders' equity $,225,178 $,217,559 $,212,720 $,198,706 $,110,402 $99,238 $99,646 Common shares outstanding at end of period 18,040,072 18,041,072 17,963,783 17,963,782.93 9,886,778 9,845,819 9,846,096 Tangible book value per share $12.482100958355376 $12.059094936265428 $11.841603742374309 $11.061478574657883 $11.166630827555752 $10.079202146616751 $10.120356332093451 Total assets at end of period $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 Less: Goodwill and other intangibles 28,995 30,174 30,211 29,057 29,783 31,043 27,792 Adjusted total assets at period end $1,552,468 $1,499,085 $1,442,532 $1,418,841 $1,318,015 $1,376,029 $1,269,318 Tangible common stockholders' equity ratio 0.14504517967520103 0.14512786132874386 0.14746293323129053 0.14004810968952827 8.3763841837915354E-2 7.2119119582508801E-2 7.850357436040456E-2 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Yield on loans GAAP / Reported 0.12239999999999999 0.1229 0.12859999999999999 9.3799999999999994E-2 9.1749358297483319E-2 8.8303024444554082E-2 8.6561402229709025E-2 8.9767420092723954E-2 8.4957323547613289E-2 9.4944990035923063E-2 8.3393056676373922E-2 Adjusted yield on loans Adjusted 0.11169999999999999 0.11559999999999999 0.12479999999999999 7.6899999999999996E-2 7.7317465081969475E-2 7.7452772832623876E-2 8.0323701620639953E-2 8.2905499529188922E-2 8.0397688995995198E-2 8.9601558838512063E-2 7.959529152802923E-2 SNL U.S. Bank $1B-$5B 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Net interest margin GAAP / Reported 8.7499999999999994E-2 9.0399999999999994E-2 9.06E-2 6.6799999999999998E-2 6.8500000000000005E-2 6.5847248715805218E-2 6.6862529147636018E-2 6.5799999999999997E-2 6.1100000000000002E-2 7.1999999999999995E-2 6.453943023929222E-2 Adjusted Net interest margin Adjusted* 7.9200000000000007E-2 8.4599999999999995E-2 8.7599999999999997E-2 5.4300000000000001E-2 5.7333693858374217E-2 5.7421265334969537E-2 6.1879312301024919E-2 6.0518137873070678E-2 5.7604540171474206E-2 6.7780562435600544E-2 6.1436271756382291E-2 SNL U.S. Bank $1B-$5B** 3.7699999999999997E-2 3.7999999999999999E-2 3.8300000000000001E-2 3.85E-2 3.7400000000000003E-2 3.7199999999999997E-2 3.7400000000000003E-2 3.7400000000000003E-2 3.6999999999999998E-2 3.6600000000000001E-2 3.61E-2 SNL Industry Trends and statistics https://www.snl.com/interactivex/indstats.aspx?Defaults=5&IndStatsMC=34372&State=0&IndStatsEnergy=578&IndStatsGaming=33190&ReitIndustry=0&SpecLendIndustry=0&InsuranceType=-1&FocusIndustry=0&SecInvIndustry=0&KeyPortfolioFilter=0&IndStatsMetalsAndMining=578&FinTechIndustry=0&IndStatsCoal=578&InsuranceIndustry=0&SpecLendType=0&IndStatsSecInv=578&IndStatsEuroBanking=577&GeographyGlobalRegion=0&IndStatsNaturalGas=578&IndStatsInvComp=578&submit=Apply&SecInvType=0&IndStatsBanking=2619&EnergyIndustry=0&IndStatsSpecLender=578&Form_Name=UserInputs&Refreshed=1&InvCoIndustry=0&ReitType=-1&BankIndustry=1&FinPerfMarketCap=0&FinPerfAssets=0&IndStatsAsiaBanking=577&InvCoType=0&IndStatsInsurance=578&IndStatsIntlREIT=577&IndStatsHomeBuilder=6942&IndStatsLatinAmericaBanking=577&IndStatsREIT=9091 1Q13Rate 2Q13Rate 3Q13Rate 4Q13Rate 1Q14Rate 2Q14Rate 3Q14Rate 4Q14Rate 1Q15Rate 2Q15Rate 3Q15Rate 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 CID 1.4567505892738081E-2 1.3581513959858292E-2 1.3493082739333025E-2 5.4685335335321718E-3 5.0529505930945774E-3 4.9723382763107943E-3 5.6235418025325995E-3 6.0661803781625586E-3 6.4000000000000003E-3 6.54517963379995E-3 6.8796934733585564E-3 COD 1.3885780781452804E-2 1.321966735986289E-2 1.2723474935752302E-2 4.6719332532512347E-3 4.3476729152817882E-3 4.198981848319152E-3 4.7710329749966873E-3 5.1946634995848609E-3 5.4999999999999997E-3 5.6097701311609068E-3 5.8852630913512095E-3 CTF 1.373441322797345E-2 1.3068238413322037E-2 1.2408922593904649E-2 5.8716766893925267E-3 5.6330084733198548E-3 5.3177644688143901E-3 5.8729585528498511E-3 6.4875091454054106E-3 6.3E-3 6.2941260201030058E-3 6.4046469275360288E-3 42277 42185 42094 42004 41912 41820 41729 41639 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 ASSETS 1109999 Total cash and cash equivalents $,115,783 $99,714 $,178,442 $,160,888 $75,625 $85,716 $,106,951 $85,797 1208999 Securities - available for sale ,156,820 ,158,693 ,161,360 ,162,024 ,165,489 ,168,694 ,165,276 ,184,654 1205999 Securities - held to maturity 747 746 746 745 745 744 744 743 1405999 Loans held for sale 2,174 4,096 3,401 3,288 7,295 4,088 4,902 5,393 1406999 Loans held for investment 1,185,301 1,152,679 1,011,446 1,005,878 ,977,139 ,939,517 ,800,667 ,881,099 1407999 Allowance for loan and lease losses ,-11,544 ,-11,462 -9,286 -8,843 -7,320 -6,253 -4,631 -3,645 1408999 Loans, net 1,173,757 1,141,217 1,002,160 ,997,035 ,969,819 ,933,264 ,796,036 ,877,454 1510999 Branch assets held for sale 0 0 0 0 0 80,331 88,692 0 1800999 FHLB and FRB stock 7,992 5,707 4,466 4,903 5,826 7,976 5,233 5,802 1509999 Premises and equipment, net 21,807 21,677 21,716 21,933 21,744 20,708 20,502 23,344 1609999 Other real estate owned ("OREO"), net 6,201 6,322 6,991 8,423 10,019 11,103 13,575 13,783 1709999 Goodwill and intangible assets, net 28,995 30,174 30,211 29,057 29,783 31,043 27,792 28,518 1802999 Bank-owned life insurance 29,406 29,295 29,193 29,083 28,955 28,829 28,695 28,554 1808999 Deferred tax asset, net 15,838 15,582 14,983 15,956 16,523 20,178 Other assets 21,943 16,036 19,074 14,563 15,975 14,398 38,712 34,197 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 LIABILITIES 2106999 Non-interest bearing deposits $,167,931 $,164,560 $,167,538 $,179,848 $,154,750 $,176,245 $,155,879 $,150,238 2107999 Interest bearing deposits 1,032,105 1,024,699 1,006,141 ,985,381 ,950,874 ,932,009 ,894,433 ,894,616 2199999 Total deposits 1,200,036 1,189,259 1,173,679 1,165,229 1,105,624 1,108,254 1,050,312 1,044,854 2300899 Customer repurchase agreements 15,584 13,011 8,666 9,282 15,644 15,313 17,670 11,330 2301999 Federal Home Loan Bank advances 61,000 19,000 0 3,000 0 70,000 20,750 21,000 2300999 Senior secured note 0 0 0 0 11,630 11,944 12,259 12,573 2303999 Junior subordinated debentures 24,620 24,553 24,487 24,423 24,359 24,296 24,233 24,171 Other liabilities 16,304 25,957 13,234 8,455 14,713 11,341 7,705 13,714 2999999 Total liabilities 1,317,544 1,271,780 1,220,066 1,210,389 1,171,970 1,241,148 1,132,929 1,127,642 EQUITY 3100799 Preferred stock series A 4,550 4,550 4,550 4,550 4,550 4,550 4,550 4,550 3100899 Preferred stock series B 5,196 5,196 5,196 5,196 5,196 5,196 5,196 5,196 3101999 Common stock 181 181 180 180 99 98 98 98 3102999 Additional paid-in-capital ,193,465 ,192,605 ,191,745 ,191,049 ,105,304 ,104,827 ,104,744 ,104,631 3103999 Treasury stock, at cost -,184 -,170 -,161 -,161 -68 -4 0 0 3105999 Retained earnings 59,785 54,053 49,596 35,744 34,014 24,519 22,111 18,992 3106999 Accumulated other comprehensive income 926 1,064 1,571 951 836 841 485 133 3107999 Total stockholders’ equity ,263,919 ,257,479 ,252,677 ,237,509 ,149,931 ,140,027 ,137,184 ,133,600 3108999 Noncontrolling interests 0 0 0 0 25,897 25,897 26,997 26,997 3109999 Total equity ,263,919 ,257,479 ,252,677 ,237,509 ,175,828 ,165,924 ,164,181 ,160,597 3999999 Total liabilities and equity $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 Assets = Liabilities - Shareholders' Equity Audit 0 0 0 0 0 0 0 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 7199999 Salaries and employee benefits 3,754 4,121 4,540 8,322 8,876 9,471 11,032 12,752 13,269 12,042 12,416 7299999 Occupancy, furniture and equipment 427 430 488 1,119 1,390 1,336 1,319 1,429 1,572 1,555 1,575 7403999 Professional fees 114 546 345 1,455 592 793 1,043 1,146 1,327 852 1,344 7701999 Advertising and promotion 183 103 175 222 443 683 1,102 366 543 526 618 7602999 Communications and technology 212 217 230 754 888 945 954 961 886 927 951 Other 657 756 769 2,785 2,707 2,932 3,011 3,031 3,186 3,733 3,641 7899999 Total non-interest expense 5,347 6,173 6,547 14,657 14,896 16,160 18,461 19,685 20,783 19,635 20,545 Efficiency ratio * Efficiency Ratio 0.78290924512298554 0.78582834331337326 0.79703075291622483 0.66753926701570676 0.73847093921857587 Salaries and employee benefits as a % of total expense 0.70207593042827754 0.6675846427992872 0.69344738047960897 0.56778331172818453 0.59586466165413532 0.58607673267326732 0.59758409620280595 0.64780289560579118 0.63845450608670551 0.61329258976317802 0.60433195424677533 7401999 FDIC insurance assessment 72 65 79 283 261 280 280 221 263 271 252 7802999 Carrying costs for OREO 57 96 28 52 132 100 73 68 79 86 68 7801999 Amortization of intangible assets 0 0 0 620 726 724 746 727 764 895 1,179 Salaries and employee benefits $12,416 Occupancy, furniture and equipment $1,575 Professional fees $1,344 Advertising and promotion $618 Communications and technology $951 Other $3,641 Salaries and employee benefits $12,042 Occupancy, furniture and equipment $1,555 Professional fees $852 Advertising and promotion $526 Communications and technology $927 Other $3,733 Loans 41364 41455 41547 41639 41729 41820 41912 42004 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 (Dollars in thousands) Commercial real estate $,108,363.66105 $,101,316.68778999998 $91,712.208810000011 $,331,271 $,268,688 $,264,730 $,261,836 $,249,406 Construction, land development, land 0 4,555.1998400000002 3,862.91723 37,626 39,230 43,040 45,996 42,914 1-4 family residential properties 3,668.3402299999998 3,429.4557800000011 3,138.8316599999989 91,301 79,542 81,187 80,419 78,624 Farmland 777.29686000000004 770.7398199999999 765.30088999999987 20,294 20,114 19,644 20,059 23,246 Commercial 39,198.590480000006 53,972.176519999979 54,314.22990000012 ,255,655 ,234,986 ,328,760 ,340,316 ,363,689 Factored receivables 81,500.28919999997 98,576.595730000001 ,103,469.17259 ,117,370 ,129,531 ,156,272 ,169,112 ,180,910 Consumer 0 0 0 13,878 13,515 13,525 12,527 11,941 Mortgage warehouse 0 6,166.506599999999 8,130.8033199999991 13,513 14,886 32,359 46,874 55,148 Total Loans $,233,507.91753999999 $,268,786.90613999998 $,265,393.25748999999 $,880,908 $,800,492 $,939,517 $,977,139 $1,005,878 (Dollars in thousands) TCF Equipment* TCF Asset Based Lending* THF Asset Based Lending* Factored Receivables Commercial Finance Current Quarter End Date 42277 Prior Quarter End Date 42185 PPQ End Date 42094 PQY End Date 41912 PYE End Date 42004 PQ Month End 6 CQ Month End 9 Quarter a_CQtrNum 3rd CQ Number QTR Text a_CQtrTxt third CQ Text QTR Text a_CQtrTxtCap Third CQ Text Capitalized Year 2015 Month a_CQtr September CQ Month Year Days a_CQtrEnded September 30, 2015 CQ Full Date Quarter a_PQtrNum 2nd PQ Number QTR Text a_PQtrTxt second PQ Text Month a_PQtr June PQ Month Year Days a_PQtrEnded June 30, 2015 PQ Full Date a_CYr 2015 Current Year a_PYr 2014 Prior Year 7999999 a_CQtrNetInc 5.9279999999999999 CQ Net Income 7999999 a_PQtrNetInc 4.6520000000000001 PQ Net Income 9999992 a_CQtrNetIncCom 5.7320000000000002 CQ Net Income to Common Stockholders 9999992 a_PQtrNetIncCom 4.4569999999999999 PQ Net Income to Common Stockholders 5799999 a_CNetIntInc 23.231000000000002 CQ Net Interest Income 5799999 a_PNetIntInc 24.645 PQ Net Interest Income 5809999 a_CQProv 0.16500000000000001 CQ Provision Cost of interest bearing deposits a_CQ_CostIntBearDeps 6.8796934733585564E-3 CQ Cost of Interest Bearing Deposits Cost of interest bearing deposits a_PQ_CostIntBearDeps 6.54517963379995E-3 PQ Cost of Interest Bearing Deposits Cost of total funds a_Cost_Of_Total_Funds_CQ 6.4046469275360288E-3 CQ Cost of Total Funds Cost of total funds a_Cost_Of_Total_Funds_PQ 6.2941260201030058E-3 PQ Cost of Total Funds 5809999 a_PQProv 2.5409999999999999 PQ Provision Diluted earnings per share a_CQEPS 0.3189070282330756 CQ Diluted EPS Diluted earnings per share a_PQEPS 0.2502109749029191 PQ Diluted EPS Return on average assets a_CQROA 1.5020682981696912E-2 CQ Return on Average Assets Return on average assets a_PQROA 1.2347404317062754E-2 PQ Return on Average Assets Return on average common equity a_CQROCE 9.00284124502541E-2 CQ Return on Average Common Equity Return on average common equity a_PQROCE 7.2697830172170172E-2 PQ Return on Average Common Equity Tangible common stockholders' equity to tangible assets a_TangibleCommonEquity_to_TangibleAssets 0.14504508825767878 CQ Tangible Common Equity to Tangible Assets Month_Num EOM Mont_ID Month Days YTD_Days Quarter QTR Text Year Net interest margin a_CQNim 6.453943023929222E-2 CQ Net Interest Margin 1 1/31/2015 1/2015 January 31 31 1 1st first 2015 Net interest margin a_PQNim 7.1999999999999995E-2 PQ Net Interest Margin 2 2/28/2015 2/2015 February 28 59 1 1st first 2015 a_CQ_NIM_Chg 74.605697607077744 CQ Net Interest Margin Change from PQ 3 3/31/2015 3/2015 March 31 90 1 1st first 2015 Adjusted Net interest margin a_CQNimAdj 6.1436271756382291E-2 CQ Net Interest Margin - Adjusted 4 4/30/2015 4/2015 April 30 120 2 2nd second 2015 Adjusted Net interest margin a_PQNimAdj 6.7780562435600544E-2 PQ Net Interest Margin - Adjusted 5 5/31/2015 5/2015 May 31 151 2 2nd second 2015 Yield on loans a_CQYld 8.3393056676373922E-2 CQ Yield on Loans 6 6/30/2015 6/2015 June 30 181 2 2nd second 2015 Yield on loans a_PQYld 9.4944990035923063E-2 PQ Yield on Loans 7 7/31/2015 7/2015 July 31 212 3 3rd third 2015 a_CQ_Yield_Chg 114.99999999999996 CQ Yield on Loans Change from PQ 8 8/31/2015 8/2015 August 31 243 3 3rd third 2015 Adjusted yield on loans a_CQYldAdj 7.959529152802923E-2 CQ Yield on Loans - Adjusted 9 9/30/2015 9/2015 September 30 273 3 3rd third 2015 Adjusted yield on loans a_PQYldAdj 8.9601558838512063E-2 PQ Yield on Loans - Adjusted 10 10/31/2015 10/2015 October 31 304 4 4th fourth 2015 1407999 a_CQALLL 11.544 CQ ALLL 11 11/30/2015 11/2015 November 30 334 4 4th fourth 2015 1407999 a_PQALLL 11.462 PQ ALLL 12 12/31/2015 12/2015 December 31 365 4 4th fourth 2015 ALLL to total loans a_CQResRat 9.7392982879454248E-3 CQ Reserve Ratio ALLL to total loans a_PQResRat 9.943791810209086E-3 PQ Reserve Ratio Net charge-offs (000's) a_CQNcos 8.3000000000000004E-2 CQ Net Charge Offs Net charge-offs (000's) a_PQNcos 0.36499999999999999 PQ Net Charge Offs Nonperforming assets to total assets a_CQNpaAsset 1.1220598179390419E-2 CQ NPAs to Total Assets Nonperforming assets to total assets a_PQNpaAsset 1.2602609499110353E-2 PQ NPAs to Total Assets a_CQ_NPAs_to_Assets_Chg 13.820113197199335 CQ NPAs to Total Assets Change from PQ Past due to total loans a_CQ_Past_Due_to_Total_Loans 2.137702619720502E-2 CQ Past Due to Total Loans 6999999 a_CQNonIntInc 6.298 CQ Noninterest Income 6999999 a_PQNonIntInc 4.7690000000000001 PQ Noninterest Income 7899999 a_CQNonIntExp 20.5 CQ Noninterest Expense 7899999 a_PQNonIntExp 19.600000000000001 PQ Noninterest Expense 1406999 a_CQLoan 1.1853009999999999 CQ Total Loans 1406999 a_PQLoan 1.152679 PQ Total Loans 1406999 1.005878 PY Total Loans a_CQ_Loan_Change 32.621999999999929 CQ Total Loans Dollar Change from PQ a_CQ_Loan___Change 2.8% CQ Total Loans Percent Change from PQ a_CY_Loan_Dollar_Change 179.42299999999989 CQ Total Loans Dollar Change from PY a_CY_Loan_Percent_Change 0.1783745146031625 CQ Total Loans Percent Change from PY 2199999 a_CQ_total_Deposits 1.2000360000000001 CQ Total Deposits 2199999 a_PQ_total_Deposits 1.1892590000000001 PQ Total Deposits a_CQ_total_Deposits_Change 10.777000000000037 CQ Total Deposits Dollar Change from PQ a_CQ_total_Deposits___Change .9% CQ Total Deposits Percent Change from PQ 2106999 a_CQ_NIB 0.167931 CQ NonInterest Bearing Deposits a_NIB_Pct_of_TotalDeposits 0.13993830185094447 CQ NonInterest Bearing Deposits as Percent of Total Deposits a_NonTimeDeposits_Pct_of_TotalDeps 0.4705408837734868 Non Time Deposits as Percent of Total Deposits TCF a_CQ_Commercial_Finance 497.75900000000001 CQ Commercial Finance TCF a_PQ_Commercial_Finance 467.65300000000002 PQ Commercial Finance a_CQ_Commercial_Finance_Change 30.105999999999995 CQ Commercial Finance Dollar Change from PQ a_CQ_Commercial_Finance___Change 6.4% CQ Commercial Finance Percent Change from PQ Net interest margin a_CYNim 6.5933731914670113E-2 CY Net Interest Margin 2Q15 2Q15 2Q15 1Q15 1Q15 1Q15 2Q15Balance 2Q15 2Q15Rate 1Q15Balance 1Q15 1Q15Rate September 30, 2015 June 30, 2015 Average Average Average Average (Dollars in thousands) Balance Interest Rate Balance Interest Rate Interest earning assets: Interest earning cash balances $96,566 $92 3.7797982726839674E-3 $,119,969 $110 3.6776899966557293E-3 $0 Hard Code Taxable securities ,154,254 598 1.5380476357177124E-2 ,153,073 609 1.5957695398223774E-2 0 Tax exempt securities 2,554 17 2.6407851281876678E-2 3,643 16 1.7616202079556456E-2 0 FHLB and FRB stock 6,959 51 2.9075579324865517E-2 5,288 50 3.792538777410185E-2 Loans 1,167,670 24,545 8.3396524330690516E-2 1,090,472 25,812 9.4942051104153394E-2 0 Total interest earning assets $1,428,003 $25,303 7.0298803415618213E-2 $1,372,445 $26,597 7.7730090987452843E-2 Non-interest earning assets: Other assets ,137,695 ,138,600 Total assets $1,565,698 $1,511,045 Interest bearing liabilities: Deposits: Interest bearing demand $,211,823 $32 5.9935191994793025E-4 $,239,033 $36 6.040822999150928E-4 Individual retirement accounts 57,227 177 1.2270925627231293E-2 55,778 168 1.2080859009755709E-2 Hard Code Money market ,116,375 66 2.2500350254518282E-3 ,116,517 66 2.2719884199324967E-3 Hard Code Savings 72,617 9 4.9171022954859662E-4 74,088 9 4.8724356304531225E-4 Certificates of deposit ,509,224 1,354 1.054908611158735E-2 ,485,533 1,263 1.0433645335907385E-2 Brokered deposits 50,002 126 9.9974261899089256E-3 50,002 125 1.0027071444614743E-2 Total deposits 1,017,268 1,764 6.8796799475355228E-3 1,020,951 1,667 6.5491083130519304E-3 0 Junior subordinated debentures 24,580 283 4.5678264407259347E-2 24,513 278 4.5488310082606981E-2 0 Short-term borrowings 69,778 25 1.4214334404639806E-3 28,862 7 9.7279894244761559E-4 0 Total interest bearing liabilities $1,111,626 $2,072 7.3949644778088094E-3 $1,074,326 $1,952 7.2877790814432014E-3 Non-interest bearing liabilities and equity: Non-interest bearing demand deposits ,171,887 ,170,240 Other liabilities 19,841 10,825 Total equity ,262,344 ,255,654 Total liabilities and equity $1,565,698 $1,511,045 Net interest income $23,231 $24,645 Interest spread 6.2903838937809403E-2 7.0442311906009636E-2 Net interest margin 6.4542208518682628E-2 7.202534467743639E-2 42277 42185 42094 42004 41912 41820 41729 41639 As of and For the Three Months Ended Key Metrics September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Performance ratios - annualized Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average tangible common equity (ROATCE) Return on average tangible common equity (ROATCE) (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.4999999999999997E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Net interest margin Net interest margin 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality(2) Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Per Share Amounts Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Net noninterest expense to average assets Unadjusted Net noninterest expense to average assets (1) 3.6104231415205072E-2 3.9462048685496381E-2 1.1534553084965307E-2 4.4371011654619083E-2 7.78224729002692E-3 3.9911035828657786E-2 3.9204150615991543E-2 3.5266000745935028E-2 42277 42185 42094 42004 41912 41820 41729 41639 41547 41455 41364 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, September 30, June 30, March 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 2013 2013 2013 Noninterest bearing demand Non-interest bearing demand $,167,931 $,164,560 $,167,538 $,179,847.54459000003 $,154,749.83000999998 $,176,245 $,155,879 $,150,238 $17,986 $14,427 $12,048 Interest-bearing demand Interest bearing demand ,206,603 ,228,909 ,231,718 ,236,525 ,209,491.49296 ,248,992 ,209,170 ,199,826 0 0 0 Individual Retirement Accounts Individual retirement accounts 58,619 56,285 55,773 55,034 54,378 53,856 54,709 54,512 30,647 29,974 27,959 Money Market Money market ,117,888 ,116,019 ,120,001 ,117,514.46862 ,125,371 ,138,204 ,142,522 ,157,406 19,869 20,368 20,192 Savings Savings 72,244 73,016 74,236 70,407 72,012 73,207 73,011 69,336 0 0 0 Certificates of deposit Certificates of deposit ,526,732 ,500,451 ,474,413 ,455,901 ,439,603 ,367,731 ,356,844 ,354,940 ,215,221 ,197,218 ,163,185 Other brokered funds Brokered deposits 50,019 50,019 50,000 50,000 50,019 50,019 58,177 58,596 0 0 0 Total deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229.1321 $1,105,624.3229700001 $1,108,254 $1,050,312 $1,044,854 $,283,723 $,261,987 $,223,384 ,635,370 ,606,755 ,580,186 ,560,935 ,544,000 ,471,606 ,469,730 ,468,048 ,245,868 ,227,192 ,191,144 0.5294591162265132 0.51019584463939305 0.49433107348772537 0.48139463885706313 0.49202969643311734 0.42553963261129668 0.44722901385493075 0.44795540812400586 0.86657761267151412 0.86718806658345648 0.85567453353865985 $,564,666 $,582,504 $,593,493 $,604,294.1321 $,561,624.32296999998 $,636,648 $,580,582 $,576,806 $37,855 $34,795 $32,240 0.4705408837734868 0.4898041553606069 0.50566892651227469 0.51860536114293687 0.50797030356688255 0.57446036738870332 0.55277098614506925 0.5520445918759942 0.13342238732848588 0.13281193341654357 0.14432546646134012 Noninterest bearing demand/Total Deposits 0.13993830185094447 0.13837187694186043 0.14274601488141136 0.15434523389917304 41364QTD 41455QTD 41547QTD 41639QTD 41729QTD 41820QTD 41912QTD 42004QTD 42094QTD 42185QTD 42277QTD 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 6109999 Service charges on deposits 0 0 0 703 738 813 811 647 612 666 710 6112999 Card income 0 0 0 405 490 548 544 516 523 578 574 6308999 Fee income 231 279 324 355 398 421 448 553 422 502 542 6301999 Asset management fees 0 0 0 0 0 129 374 486 958 1,274 1,744 Other 214 50 393 1,045 983 722 1,008 1,519 1,635 1,749 1,020 6999999 Total non-interest income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 4,590 5799999 Net Interest income 6,054 7,143 8,128 17,358 18,855 19,881 20,395 21,329 19,725 24,645 23,231 6999999 Non-interest Income 445 329 717 2,508 2,609 2,633 3,185 3,721 4,150 4,769 4,590 Total Revenue 6,499 7,472 8,845 19,866 21,464 22,514 23,580 25,050 23,875 29,414 27,821 Non-interest income as a % of total revenue 6.8% 4.4% 8.1% 0.12624584717607973 0.121552366753634 0.11694945367326996 0.13507209499575912 0.14854291417165669 0.17382198952879582 0.16213367784048413 0.16498328600697315 6206999 Net realized gains/(losses) & valuation adjustments on OREO 77 -96 87 86 -77 -,252 -11 -,242 26 52 -58 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6207999 Net gains on sale of loans 0 76 276 494 255 319 484 437 542 491 363 6202999 Gain on branch sale 0 0 0 0 0 0 0 0 0 0 0 Q2 2014 Q3 2014 Q4 2014 Q1 2015* Q2 2015 Assets under management 400 1,016 1,079 1,700 1,700 Asset management fees 129 374 486 958 1,744 42277QTD 42185QTD 42094QTD 42004QTD 41912QTD 41820QTD 41729QTD 41639QTD 3Q15Rate 2Q15Rate 1Q15Rate 4Q14Rate 3Q14Rate 2Q14Rate 1Q14Rate 4Q13Rate 42277 42185 42094 42004 41912 41820 41729 41639 As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, 2015 2015 2015 2014 2014 2014 2014 2013 Financial Highlights (Dollars in thousands): 1999999 Total assets $1,581,463 $1,529,259 $1,472,743 $1,447,898 $1,347,798 $1,407,072 $1,297,110 $1,288,239 1406999 Loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,878 $,977,139 $,939,517 ,800,667 ,881,099 2199999 Deposits $1,200,036 $1,189,259 $1,173,679 $1,165,229 $1,105,624 $1,108,254 1,050,312 1,044,854 Net income available to common stockholders Net income available to common stockholders $5,732 $4,457 $13,852 $2,021 $9,495 $2,285 $3,148 $11,839 Performance Ratios - Annualized: Return on average assets Return on average assets 1.5020682981696912E-2 1.2347404317062754E-2 3.9287049592355704E-2 7.8005790395826941E-3 3.0100124457565037E-2 8.7943779568461569E-3 1.1891717494107841E-2 0 Return on average common equity Return on average common equity (1) 9.00284124502541E-2 7.2697830172170172E-2 0.23950696235661378 4.3030320636307295E-2 0.26844139125477523 7.0491627172676583E-2 0.10095195420779574 0.11975036413659168 Return on average tangible common equity (ROATCE) Return on average tangible common equity (1) 0.10203104285871456 8.2822836753880177E-2 0.27376859452077651 5.1106991478201753E-2 0.34263294361096669 8.977168499457544E-2 0.13000755262277847 0 Return on average total equity Return on average total equity 8.9644958032670377E-2 7.297961316737285E-2 0.23314715809012018 5.0226866463435771E-2 0.23163770107758885 7.176855796790331E-2 9.2610157663933046E-2 0 Yield on loans Yield on loans 8.3393056676373922E-2 9.4944990035923063E-2 8.4957323547613289E-2 8.9767420092723954E-2 8.6561402229709025E-2 8.8303024444554082E-2 9.1749358297483319E-2 0 Adjusted yield on loans Adjusted yield on loans (1) 7.959529152802923E-2 8.9601558838512063E-2 8.0397688995995198E-2 8.2905499529188922E-2 8.0323701620639953E-2 7.7452772832623876E-2 7.7317465081969475E-2 0 Cost of interest bearing deposits Cost of interest bearing deposits 6.8796934733585564E-3 6.54517963379995E-3 6.3951498415804036E-3 6.0661803781625586E-3 5.6235418025325995E-3 4.9723382763107943E-3 4.9529505930945772E-3 5.4685335335321718E-3 Cost of total deposits Cost of total deposits 5.8852630913512095E-3 5.6097701311609068E-3 5.5055583032907881E-3 5.1946634995848609E-3 4.7710329749966873E-3 4.198981848319152E-3 4.3476729152817882E-3 4.6719332532512347E-3 Cost of total funds Cost of total funds 6.4046469275360288E-3 6.2941260201030058E-3 6.2858117383082562E-3 6.4875091454054106E-3 5.8729585528498511E-3 5.3177644688143901E-3 5.6330084733198548E-3 5.8716766893925267E-3 Net interest margin Net interest margin (1) 6.453943023929222E-2 7.1999999999999995E-2 6.1100000000000002E-2 6.5799999999999997E-2 6.6862529147636018E-2 6.5847248715805218E-2 6.8500000000000005E-2 0 Adjusted Net interest margin Adjusted net interest margin (1) 6.1436271756382291E-2 6.7780562435600544E-2 5.7604540171474206E-2 6.0518137873070678E-2 6.1879312301024919E-2 5.7421265334969537E-2 5.7333693858374217E-2 1E-4 Net noninterest expense to average assets * Net non-interest expense to average assets (1) 4.0433937534310162E-2 3.9462048685496381E-2 4.1789719506004235E-2 4.4371011654619083E-2 4.4752808835705302E-2 3.9911035828657786E-2 3.9204150615991543E-2 4.8671145732619055E-2 Efficiency ratio * Efficiency ratio (1) 0.73847093921857587 0.66753926701570676 0.79703075291622483 0.78582834331337326 0.78290924512298554 0.71777560628941994 0.6939992545657846 0.73105758867906845 Asset Quality:(2) Past due to total loans Past due to total loans 2.137702619720502E-2 2.3286123022975173E-2 2.910264816369169E-2 2.5674809469935715E-2 2.6055249048497705E-2 2.8153827977567197E-2 2.9871344766301097E-2 2.781185769136045E-2 Nonperforming loans to total loans Non-performing loans to total loans 9.7392982879454248E-3 1.1234697604450155E-2 1.660889459249431E-2 1.6580834852735617E-2 1.7974533817604249E-2 1.5419625190390382E-2 1.3167771370619745E-2 1.4064253846616555E-2 Nonperforming assets to total assets Non-performing assets to total assets 1.1220598179390419E-2 1.2602609499110353E-2 1.6153745507532544E-2 1.7335919381061372E-2 2.0465067465599444E-2 1.8186702599440541E-2 1.8593642790511213E-2 2.0318434700393326E-2 ALLL to nonperforming loans ALLL to non-performing loans 1 0.88509652509652514 0.55277099827370679 0.53021000885162317 0.41677062208936683 0.43162835645751363 0.43924879066679312 0.29414138153647512 ALLL to total loans ALLL to total loans 9.7392982879454248E-3 9.943791810209086E-3 9.1809152441158504E-3 8.7913245940362556E-3 7.4912576409292848E-3 6.655547478119076E-3 5.7839276503215444E-3 4.1368790567234779E-3 Net charge-offs to average loans Net charge-offs to average loans 71247937672647485.712479376726475% 33566027134224565.335660271342246% 20474771432625838.204747714326258% 29041265792619869.290412657926199% 31654779095048613.316547790950486% 13346772643600595.133467726436006% -70498388938456056.070498388938456% .449313556105808% Capital:(3) Tier 1 capital to average assets Tier 1 capital to average assets 0.16867377990679888 0.1701 0.17349999999999999 0.15920000000000001 0.122 0.11 0.11890000000000001 0.12870000000000001 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.19339328651541973 0.19159999999999999 0.2072 0.1956 0.1459 0.12659999999999999 0.14319999999999999 0.1411 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.17179944765737226 0.16980000000000001 0.18329999999999999 N/A N/A N/A N/A Total capital to risk-weighted assets Total capital to risk-weighted assets 0.20211485520698524 0.20039999999999999 0.21510000000000001 0.20349999999999999 0.1527 0.13220000000000001 0.14779999999999999 0.1447 Total equity to total assets Total equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.13045548662278719 0.1179212021529205 0.12657403141028015 0.1246637252258694 Total stockholders' equity to total assets Total stockholders' equity to total assets 0.1668826600131201 0.16836884958617016 0.17156887034720567 0.16403698477744963 0.11124118263514976 9.9516319157493802E-2 0.10576084231780417 0.10370720944357266 Tangible common stockholders' equity to tangible assets Tangible common stockholders' equity to tangible assets 0.14504508825767878 0.14512847387061648 0.14746313984770282 0.14004819764973347 8.3763721184769643E-2 7.211941675800243E-2 7.8503422152235103E-2 7.5679908200133011E-2 Per Share Amounts: Book value per share Book value per share $14.089352740942495 $13.731660106450438 $13.523387113206448 $12.679021638010854 $14.179042015507987 $13.232119178709258 $12.942984509799619 $12.596287462554354 Tangible book value per share Tangible book value per share (1) $12.482080266087628 $12.05914015918788 $11.84161792195515 $11.061483266320009 $11.166612662891795 $10.07924842819069 $10.120337966438676 $9.6958760336167948 Basic earnings per share Basic earnings per common share $0.32358998408211775 $0.25165614009452675 $0.78210059780543084 $0.14259562811437651 $0.96172195610155098 $0.23210891750092083 $0.32014422538591758 $1.3958490179604424 Diluted earnings per share Diluted earnings per common share $0.3189070282330756 $0.2502109749029191 $0.76209749052058484 $0.14170748229108138 $0.91410857853317073 $0.23059389292596219 $0.31675356514481978 $1.3911399322965525 Shares outstanding end of period Shares outstanding end of period 18,040,072 18,041,072 17,963,782.93 17,963,782.93 9,886,778 9,845,819 9,846,096 9,832,585 From Bloomberg Terminal: TBK Equity BKX Index CBNK Index Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price Date TBK Equity - Last Price KBW Bank Index - Last Price NASDAQ Composite Bank Index - Last Price 42004 100 100 100 42004 1 1 1 42006 99.631 99.717200000000005 99.101799999999997 42006 0.99631000000000003 0.99717200000000006 0.99101799999999995 42009 99.483400000000003 96.781599999999997 96.858900000000006 42009 0.994834 0.96781600000000001 0.96858900000000003 42010 99.631 94.209500000000006 94.656899999999993 42010 0.99631000000000003 0.94209500000000002 0.94656899999999988 42011 98.745400000000004 95.017499999999998 95.339299999999994 42011 0.98745400000000005 0.95017499999999999 0.95339299999999993 42012 95.793400000000005 96.687299999999993 96.814800000000005 42012 0.95793400000000006 0.96687299999999998 0.96814800000000001 42013 95.2029 94.505799999999994 94.624700000000004 42013 0.95202900000000001 0.94505799999999995 0.94624700000000006 42016 95.572000000000003 93.522800000000004 93.753600000000006 42016 0.95572000000000001 0.93522800000000006 0.93753600000000004 42017 98.966800000000006 92.876400000000004 93.677599999999998 42017 0.9896680000000001 0.92876400000000003 0.93677599999999994 42018 100.369 91.045000000000002 92.442099999999996 42018 1.00369 0.91044999999999998 0.92442099999999994 42019 99.483400000000003 89.415599999999998 91.393600000000006 42019 0.994834 0.89415599999999995 0.91393600000000008 42020 101.1808 90.694900000000004 92.894800000000004 42020 1.011808 0.90694900000000001 0.928948 42024 97.786000000000001 90.008099999999999 92.057699999999997 42024 0.97786000000000006 0.90008100000000002 0.92057699999999998 42025 96.014799999999994 90.533299999999997 91.622 42025 0.96014799999999989 0.90533299999999994 0.91622000000000003 42026 97.417000000000002 93.792100000000005 94.703800000000001 42026 0.97416999999999998 0.937921 0.94703800000000005 42027 97.638400000000004 92.4589 93.790700000000001 42027 0.97638400000000003 0.92458899999999999 0.93790700000000005 42030 95.7196 93.24 94.498599999999996 42030 0.95719600000000005 0.9323999999999999 0.94498599999999999 42031 97.564599999999999 92.041499999999999 93.440100000000001 42031 0.97564600000000001 0.92041499999999998 0.93440100000000004 42032 95.3506 89.792599999999993 91.225800000000007 42032 0.95350599999999996 0.89792599999999989 0.91225800000000001 42033 96.383799999999994 91.166200000000003 92.512600000000006 42033 0.96383799999999997 0.91166200000000008 0.92512600000000011 42034 95.941000000000003 89.873400000000004 91.145099999999999 42034 0.95940999999999999 0.89873400000000003 0.91145100000000001 42037 95.7196 91.8125 93.389899999999997 42037 0.95719600000000005 0.91812499999999997 0.93389899999999992 42038 96.974199999999996 93.6036 95.110799999999998 42038 0.96974199999999999 0.93603599999999998 0.95110799999999995 42039 94.8339 93.091800000000006 94.530500000000004 42039 0.94833900000000004 0.93091800000000002 0.94530500000000006 42040 94.0959 94.344200000000001 96.232500000000002 42040 0.94095899999999999 0.943442 0.96232499999999999 42041 93.284099999999995 96.054400000000001 97.435400000000001 42041 0.93284099999999992 0.96054400000000006 0.97435400000000005 42044 89.077500000000001 95.435000000000002 96.289500000000004 42044 0.89077499999999998 0.95435000000000003 0.96289500000000006 42045 89.298900000000003 96.081299999999999 96.707599999999999 42045 0.89298900000000003 0.96081300000000003 0.96707600000000005 42046 91.143900000000002 95.717799999999997 96.164000000000001 42046 0.911439 0.95717799999999997 0.96164000000000005 42047 93.136499999999998 97.616500000000002 97.796999999999997 42047 0.931365 0.97616500000000006 0.97797000000000001 42048 96.162400000000005 97.683800000000005 98.111199999999997 42048 0.96162400000000003 0.9768380000000001 0.98111199999999998 42052 95.941000000000003 98.168599999999998 98.608900000000006 42052 0.95940999999999999 0.98168599999999995 0.9860890000000001 42053 95.129199999999997 96.795000000000002 97.297300000000007 42053 0.95129200000000003 0.96794999999999998 0.97297300000000009 42054 96.679000000000002 96.633499999999998 97.171499999999995 42054 0.96679000000000004 0.96633499999999994 0.971715 42055 95.793400000000005 97.535700000000006 97.670199999999994 42055 0.95793400000000006 0.97535700000000003 0.97670199999999996 42058 95.7196 97.091300000000004 97.437899999999999 42058 0.95719600000000005 0.97091300000000003 0.974379 42059 95.129199999999997 98.060900000000004 97.976500000000001 42059 0.95129200000000003 0.98060900000000006 0.979765 42060 94.8339 98.101299999999995 97.826499999999996 42060 0.94833900000000004 0.98101299999999991 0.97826499999999994 42061 94.8339 97.805000000000007 98.149500000000003 42061 0.94833900000000004 0.97805000000000009 0.98149500000000001 42062 93.431700000000006 97.347200000000001 97.707499999999996 42062 0.93431700000000006 0.973472 0.97707499999999992 42065 94.317300000000003 98.330200000000005 98.446299999999994 42065 0.94317300000000004 0.98330200000000001 0.98446299999999998 42066 95.867199999999997 98.222499999999997 98.065799999999996 42066 0.95867199999999997 0.98222500000000001 0.98065799999999992 42067 95.572000000000003 97.683800000000005 97.589699999999993 42067 0.95572000000000001 0.9768380000000001 0.9758969999999999 42068 96.0886 98.047399999999996 97.997299999999996 42068 0.96088600000000002 0.98047399999999996 0.97997299999999998 42069 95.2029 98.357100000000003 98.4512 42069 0.95202900000000001 0.98357099999999997 0.98451200000000005 42072 95.941000000000003 98.734200000000001 99.1584 42072 0.95940999999999999 0.98734200000000005 0.99158400000000002 42073 95.645799999999994 96.310299999999998 97.485399999999998 42073 0.95645799999999992 0.96310299999999993 0.974854 42074 95.572000000000003 97.185599999999994 98.141800000000003 42074 0.95572000000000001 0.97185599999999994 0.98141800000000001 42075 95.7196 99.649900000000002 100.49420000000001 42075 0.95719600000000005 0.99649900000000002 1.004942 42076 95.941000000000003 98.909199999999998 100.1326 42076 0.95940999999999999 0.98909199999999997 1.0013259999999999 42079 96.236199999999997 99.555599999999998 100.2607 42079 0.96236199999999994 0.995556 1.002607 42080 96.679000000000002 99.771100000000004 100.6194 42080 0.96679000000000004 0.99771100000000001 1.006194 42081 96.752799999999993 99.5017 100.0962 42081 0.96752799999999994 0.99501700000000004 1.0009619999999999 42082 96.236199999999997 98.303299999999993 99.693700000000007 42082 0.96236199999999994 0.98303299999999993 0.99693700000000007 42083 94.612499999999997 99.528700000000001 100.9551 42083 0.94612499999999999 0.99528700000000003 1.0095510000000001 42086 97.269400000000005 98.801500000000004 100.50149999999999 42086 0.97269400000000006 0.98801500000000009 1.005015 42087 97.786000000000001 97.899299999999997 100.262 42087 0.97786000000000006 0.978993 1.0026200000000001 42088 96.0886 96.283299999999997 98.667299999999997 42088 0.96088600000000002 0.96283299999999994 0.98667300000000002 42089 95.3506 96.552599999999998 99.225300000000004 42089 0.95350599999999996 0.965526 0.99225300000000005 42090 96.162400000000005 96.134200000000007 98.996899999999997 42090 0.96162400000000003 0.96134200000000003 0.98996899999999999 42093 96.974199999999996 97.545599999999993 100.42829999999999 42093 0.96974199999999999 0.97545599999999988 1.004283 42094 100.81180000000001 97.177400000000006 100.1534 42094 1.0081180000000001 0.97177400000000003 1.0015340000000001 42095 99.631 96.889099999999999 100.0741 42095 0.99631000000000003 0.96889099999999995 1.0007410000000001 42096 100.5904 97.629300000000001 100.55459999999999 42096 1.0059040000000001 0.97629299999999997 1.0055459999999998 42100 98.597800000000007 97.295299999999997 100.03100000000001 42100 0.98597800000000002 0.97295299999999996 1.00031 42101 99.335800000000006 97.525700000000001 100.1095 42101 0.99335800000000007 0.97525700000000004 1.0010950000000001 42102 99.040599999999998 97.709100000000007 100.1718 42102 0.99040600000000001 0.97709100000000004 1.0017180000000001 42103 99.114400000000003 98.119500000000002 100.0823 42103 0.99114400000000002 0.98119500000000004 1.000823 42104 99.040599999999998 98.009 100.11620000000001 42104 0.99040600000000001 0.98009000000000002 1.0011620000000001 42107 98.671599999999998 98.662099999999995 100.9178 42107 0.98671599999999993 0.98662099999999997 1.0091779999999999 42108 99.262 98.363600000000005 100.3921 42108 0.99262000000000006 0.98363600000000007 1.0039210000000001 42109 98.966800000000006 99.111800000000002 101.49720000000001 42109 0.9896680000000001 0.99111800000000005 1.014972 42110 98.966800000000006 99.240399999999994 101.4238 42110 0.9896680000000001 0.99240399999999995 1.014238 42111 98.893000000000001 97.882099999999994 99.788300000000007 42111 0.98892999999999998 0.97882099999999994 0.99788300000000008 42114 100 98.266199999999998 100.67489999999999 42114 1 0.98266199999999992 1.0067489999999999 42115 99.040599999999998 97.968299999999999 100.92489999999999 42115 0.99040600000000001 0.97968299999999997 1.0092489999999998 42116 97.564599999999999 98.944900000000004 101.3377 42116 0.97564600000000001 0.98944900000000002 1.013377 42117 97.786000000000001 98.697400000000002 101.2188 42117 0.97786000000000006 0.98697400000000002 1.0121880000000001 42118 97.417000000000002 98.005700000000004 100.68859999999999 42118 0.97416999999999998 0.98005700000000007 1.0068859999999999 42121 97.712199999999996 97.747900000000001 100.0492 42121 0.97712199999999994 0.97747899999999999 1.0004919999999999 42122 98.228800000000007 98.680599999999998 101.3798 42122 0.98228800000000005 0.98680599999999996 1.013798 42123 102.50920000000001 99.599000000000004 101.4991 42123 1.0250920000000001 0.99599000000000004 1.014991 42124 99.040599999999998 99.238900000000001 100.25190000000001 42124 0.99040600000000001 0.99238899999999997 1.0025190000000002 42125 97.859800000000007 99.590100000000007 99.841099999999997 42125 0.97859800000000008 0.99590100000000004 0.99841099999999994 42128 96.531400000000005 100.9713 100.80159999999999 42128 0.96531400000000001 1.0097130000000001 1.008016 42129 96.900400000000005 100.4706 100.3135 42129 0.96900400000000009 1.0047060000000001 1.0031350000000001 42130 97.786000000000001 100.0625 100.7561 42130 0.97786000000000006 1.0006250000000001 1.0075609999999999 42131 97.048000000000002 99.922399999999996 100.5057 42131 0.97048000000000001 0.999224 1.0050570000000001 42132 97.638400000000004 101.12009999999999 100.9996 42132 0.97638400000000003 1.011201 1.0099960000000001 42135 99.040599999999998 101.24469999999999 101.5132 42135 0.99040600000000001 1.0124469999999999 1.0151319999999999 42136 97.490799999999993 101.30500000000001 101.7735 42136 0.97490799999999989 1.01305 1.0177350000000001 42137 99.852400000000003 101.839 102.14279999999999 42137 0.99852400000000008 1.0183899999999999 1.021428 42138 98.819199999999995 102.2375 102.717 42138 0.98819199999999996 1.022375 1.0271699999999999 42139 97.048000000000002 101.1692 101.47110000000001 42139 0.97048000000000001 1.011692 1.0147110000000001 42142 97.048000000000002 102.2654 102.9122 42142 0.97048000000000001 1.022654 1.0291220000000001 42143 97.121799999999993 103.5633 103.7788 42143 0.97121799999999991 1.035633 1.0377879999999999 42144 95.645799999999994 102.77719999999999 103.31480000000001 42144 0.95645799999999992 1.0277719999999999 1.033148 42145 94.760099999999994 102.678 103.0945 42145 0.94760099999999992 1.02678 1.030945 42146 95.424400000000006 102.52589999999999 102.66 42146 0.95424400000000009 1.0252589999999999 1.0266 42150 93.062700000000007 101.8051 101.92919999999999 42150 0.93062700000000009 1.018051 1.0192919999999999 42151 92.915099999999995 102.81610000000001 102.97329999999999 42151 0.92915099999999995 1.0281610000000001 1.029733 42152 92.177099999999996 102.65170000000001 102.9957 42152 0.92177100000000001 1.0265170000000001 1.029957 42153 91.734300000000005 101.6841 102.2623 42153 0.91734300000000002 1.0168410000000001 1.0226230000000001 42156 91.143900000000002 101.30249999999999 101.9074 42156 0.911439 1.0130249999999998 1.019074 42157 91.808099999999996 102.2043 103.0565 42157 0.91808099999999992 1.022043 1.030565 42158 93.726900000000001 103.5569 104.40009999999999 42158 0.93726900000000002 1.035569 1.044001 42159 93.726900000000001 102.68429999999999 103.6045 42159 0.93726900000000002 1.026843 1.0360450000000001 42160 93.726900000000001 104.4829 105.3344 42160 0.93726900000000002 1.044829 1.0533440000000001 42163 94.317300000000003 104.09310000000001 105.3869 42163 0.94317300000000004 1.0409310000000001 1.0538689999999999 42164 94.4649 105.003 106.2274 42164 0.94464899999999996 1.05003 1.0622739999999999 42165 95.498199999999997 106.3977 107.6245 42165 0.954982 1.063977 1.0762449999999999 42166 94.4649 106.2711 107.52760000000001 42166 0.94464899999999996 1.062711 1.0752760000000001 42167 94.243499999999997 106.16379999999999 107.4456 42167 0.94243500000000002 1.0616379999999999 1.0744560000000001 42170 97.786000000000001 105.8468 107.2599 42170 0.97786000000000006 1.058468 1.0725990000000001 42171 101.845 106.4285 108.2393 42171 1.0184500000000001 1.0642849999999999 1.0823929999999999 42172 100.738 105.5925 106.70659999999999 42172 1.0073799999999999 1.055925 1.0670659999999998 42173 98.597800000000007 106.1635 107.58969999999999 42173 0.98597800000000002 1.0616349999999999 1.0758969999999999 42174 94.022099999999995 105.2615 107.5337 42174 0.94022099999999997 1.0526150000000001 1.075337 42177 95.867199999999997 106.5652 108.92749999999999 42177 0.95867199999999997 1.065652 1.089275 42178 96.531400000000005 107.28700000000001 109.8197 42178 0.96531400000000001 1.07287 1.0981969999999999 42179 96.236199999999997 106.40860000000001 109.2371 42179 0.96236199999999994 1.0640860000000001 1.092371 42180 97.933599999999998 105.7634 109.512 42180 0.97933599999999998 1.057634 1.0951200000000001 42181 100.07380000000001 106.104 109.8964 42181 1.0007380000000001 1.06104 1.0989640000000001 42184 98.450199999999995 103.4525 107.38209999999999 42184 0.98450199999999999 1.0345249999999999 1.0738209999999999 42185 97.048000000000002 103.9457 107.7329 42185 0.97048000000000001 1.0394570000000001 1.077329 42186 98.376400000000004 105.1163 108.9936 42186 0.98376400000000008 1.0511629999999998 1.089936 42187 97.712199999999996 104.1763 107.5515 42187 0.97712199999999994 1.041763 1.075515 42191 94.8339 103.7567 107.6024 42191 0.94833900000000004 1.0375669999999999 1.0760240000000001 42192 94.760099999999994 102.937 106.38760000000001 42192 0.94760099999999992 1.0293699999999999 1.063876 42193 93.284099999999995 100.9068 105.5886 42193 0.93284099999999992 1.0090680000000001 1.0558860000000001 42194 94.0959 102.0159 106.7363 42194 0.94095899999999999 1.020159 1.0673630000000001 42195 95.867199999999997 103.3796 108.0359 42195 0.95867199999999997 1.0337959999999999 1.0803590000000001 42198 95.867199999999997 104.565 108.84820000000001 42198 0.95867199999999997 1.04565 1.0884819999999999 42199 96.679000000000002 105.09050000000001 109.1341 42199 0.96679000000000004 1.050905 1.0913410000000001 42200 97.638400000000004 106.32940000000001 109.58159999999999 42200 0.97638400000000003 1.063294 1.0958159999999999 42201 98.450199999999995 107.3604 109.8823 42201 0.98450199999999999 1.073604 1.0988230000000001 42202 98.524000000000001 106.65219999999999 109.1409 42202 0.98524 1.066522 1.0914090000000001 42205 96.383799999999994 107.0778 109.62009999999999 42205 0.96383799999999997 1.070778 1.096201 42206 94.907700000000006 107.0703 109.188 42206 0.94907700000000006 1.070703 1.09188 42207 94.391099999999994 108.286 110.34529999999999 42207 0.94391099999999994 1.0828599999999999 1.103453 42208 93.505499999999998 107.3897 108.9024 42208 0.93505499999999997 1.0738970000000001 1.089024 42209 92.398499999999999 105.5856 107.9978 42209 0.92398499999999995 1.0558559999999999 1.0799779999999999 42212 98.302599999999998 104.4666 107.2154 42212 0.98302599999999996 1.0446660000000001 1.0721540000000001 42213 102.6568 104.9336 107.1979 42213 1.0265680000000001 1.049336 1.071979 42214 98.671599999999998 105.78579999999999 107.4425 42214 0.98671599999999993 1.057858 1.074425 42215 101.9926 106.1905 107.8991 42215 1.0199259999999999 1.0619050000000001 1.078991 42216 103.7638 105.4629 107.7518 42216 1.0376380000000001 1.054629 1.077518 42219 105.1661 105.2814 107.83580000000001 42219 1.051661 1.0528140000000001 1.0783580000000001 42220 104.5018 105.5553 108.16030000000001 42220 1.045018 1.055553 1.0816030000000001 42221 104.059 106.10760000000001 109.04 42221 1.0405899999999999 1.0610760000000001 1.0904 42222 103.7638 105.6662 108.3524 42222 1.0376380000000001 1.056662 1.0835239999999999 42223 104.72320000000001 105.331 107.80029999999999 42223 1.0472320000000002 1.05331 1.0780029999999998 42226 105.3137 107.0902 109.28619999999999 42226 1.053137 1.070902 1.092862 42227 106.4945 105.45050000000001 107.988 42227 1.064945 1.054505 1.07988 42228 104.6494 103.7811 106.1237 42228 1.046494 1.037811 1.061237 42229 103.3948 104.3416 106.55800000000001 42229 1.0339480000000001 1.0434159999999999 1.06558 42230 105.46129999999999 105.361 107.967 42230 1.054613 1.0536099999999999 1.0796699999999999 42233 107.0111 105.4391 108.1735 42233 1.070111 1.0543909999999999 1.0817350000000001 42234 105.7565 105.5442 107.99039999999999 42234 1.0575650000000001 1.055442 1.079904 42235 104.428 104.41759999999999 106.77030000000001 42235 1.0442799999999999 1.044176 1.0677030000000001 42236 102.952 101.4209 104.19280000000001 42236 1.02952 1.0142090000000001 1.041928 42237 104.1328 98.289000000000001 103.2311 42237 1.041328 0.98289000000000004 1.032311 42240 103.1734 92.941000000000003 98.603800000000007 42240 1.0317339999999999 0.92941000000000007 0.98603800000000008 42241 104.428 91.337299999999999 97.3 42241 1.0442799999999999 0.91337299999999999 0.97299999999999998 42242 105.5351 95.427899999999994 100.1972 42242 1.0553509999999999 0.95427899999999999 1.0019719999999999 42243 104.94459999999999 98.138300000000001 101.8154 42243 1.0494459999999999 0.98138300000000001 1.018154 42244 104.94459999999999 97.975200000000001 101.9832 42244 1.0494459999999999 0.97975199999999996 1.0198320000000001 42247 106.7897 97.717100000000002 102.7025 42247 1.0678969999999999 0.97717100000000001 1.0270250000000001 42248 105.23990000000001 93.528199999999998 99.182900000000004 42248 1.0523990000000001 0.93528199999999995 0.99182900000000007 42249 107.30629999999999 95.104500000000002 100.5371 42249 1.0730629999999999 0.95104500000000003 1.005371 42250 107.1587 95.943200000000004 101.0766 42250 1.0715870000000001 0.95943200000000006 1.0107660000000001 42251 106.4207 94.263499999999993 100.5269 42251 1.0642069999999999 0.94263499999999989 1.005269 42255 108.3395 96.871300000000005 102.9735 42255 1.0833950000000001 0.96871300000000005 1.0297350000000001 42256 107.7491 95.666200000000003 102.3105 42256 1.077491 0.95666200000000001 1.0231050000000002 42257 110.99630000000001 96.284400000000005 103.1366 42257 1.109963 0.96284400000000003 1.031366 42258 111.4391 96.162899999999993 103.2401 42258 1.1143909999999999 0.96162899999999996 1.0324009999999999 42261 115.941 96.259600000000006 103.5234 42261 1.1594100000000001 0.96259600000000001 1.035234 42262 120 97.783299999999997 104.69029999999999 42262 1.2 0.97783299999999995 1.0469029999999999 42263 120.8856 98.135300000000001 104.8801 42263 1.2088559999999999 0.98135300000000003 1.0488010000000001 42264 118.8192 95.883600000000001 102.9414 42264 1.1881919999999999 0.95883600000000002 1.0294140000000001 42265 122.583 93.564499999999995 101.16970000000001 42265 1.22583 0.93564499999999995 1.0116970000000001 42268 122.3616 94.703500000000005 102.4931 42268 1.223616 0.94703500000000007 1.024931 42269 123.83759999999999 93.487899999999996 101.7002 42269 1.2383759999999999 0.93487900000000002 1.017002 42270 122.87820000000001 93.570099999999996 102.3819 42270 1.228782 0.935701 1.023819 42271 123.1734 93.056600000000003 103.02379999999999 42271 1.2317340000000001 0.930566 1.030238 42272 122.50920000000001 94.913799999999995 103.55410000000001 42272 1.2250920000000001 0.94913799999999993 1.035541 42275 122.87820000000001 92.403000000000006 102.2034 42275 1.228782 0.92403000000000002 1.0220340000000001 42276 122.14019999999999 92.697900000000004 102.2675 42276 1.2214019999999999 0.926979 1.022675 42277 123.98520000000001 94.016000000000005 103.52760000000001 42277 1.239852 0.94016000000000011 1.0352760000000001 42277 42185 42094 42004 41912 41820 41729 41639 Loans September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 Commercial real estate $,247,175 $,234,090 $,236,659 $,249,164 $,261,836 $,265,129 $,268,863 $,331,462 $13,085 Construction, land development, land 52,446 46,743 52,203 42,914 45,996 43,040 39,230 37,626 $5,703 1-4 family residential properties 77,043 75,588 73,605 78,738 80,419 81,187 79,542 91,301 $1,455 Farmland 25,784 25,701 24,805 22,496 20,059 19,644 20,114 20,294 $83 Commercial ,468,055 ,454,161 ,371,614 ,364,566.5 ,340,316 ,328,361 ,234,986 ,255,655 $13,894 Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 Consumer 10,632 10,993 11,201 11,941 12,527 13,525 13,515 13,878 $-,361 Mortgage warehouse ,102,363 ,105,687 69,907 55,148 46,874 32,359 14,886 13,513 $-3,324 -3.1% Total loans $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 $32,622 2.8% $,179,423.5 0.17837510034770634 September 30, June 30, March 31, December 31, September 30, June 30, Mar 31, Dec 31, (Dollars in thousands) 2015 2015 2015 2014 2014 2014 2014 2013 equip Equipment* $,143,483 $,138,018 $,118,273 $,106,354 $94,459.5 $71,198 $58,737.422149999991 $48,978.417549999998 $5,465 3.9596284542595894 Asset based lending (General)* 85,641 64,836 36,511 46,388 50,046.1 48,699.38659999998 39,643.64040000005 30,826.65713 $20,805 Asset based lending (Healthcare)* 66,832 65,083 59,572 41,770 40,885 45,751 0 0 $1,749 ABC Factored receivables ,201,803 ,199,716 ,171,452 ,180,910 ,169,112 ,156,272 ,129,531 ,117,370 $2,087 TCF Commercial finance $,497,759 $,467,653 $,385,808 $,375,422 $,354,502.6 $,321,920.3865999996 $,227,911.48619 $,197,175.7467999999 $30,106 6.4% $,111,951 0.29017283208227929 0.25821460605370899 Total loans held for investment $1,185,301 $1,152,679 $1,011,446 $1,005,877.5 $,977,139 $,939,517 $,800,667 $,881,099 Commercial finance as a % of total 0.41994311993324901 0.40570965550686705 0.3814420146997467 0.37322835037069624 0.36279649057094226 0.34264418702375793 0.28465202910823101 0.22378311027478182 Community banking as a % of total 0.58005688006675094 0.59429034449313289 0.6185579853002533 0.62677164962930376 0.63720350942905779 0.65735581297624202 0.71534797089176894 0.77621688972521818 *TCF abbreviated Triumph Commercial Finance. THF abbreviated Triumph Health Care Finance ABL ,152,473 ,129,919 96,083 88,158 90,931.1 94,450.38659999991 39,643.64040000005 30,826.65713 $22,554 0.17360047414158053 $30,106 $81,845 6.4% 0.21213919877244639 91 91 365 365 0.25821460605370899 0.85088799507629598 ,172,099 ,186,224 BegBal Prov CO Rec EndBal (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance CRE Commercial real estate $385.78817982433196 $164.0521328953597 $-18.406470000000002 $0.76265000000000027 $532.59649271969158 constr Construction, land development, land 339.86845387216385 -19.563314057121701 0 12.571809999999999 333.27694981504214 1-4fam 1-4 family residential properties 182.28786331615527 176.45496121205952 -,144.87037999999993 2.1677299999999988 215.04017452821486 farm Farmland 12.796907360000001 5.8012048199999988 0 0 18.99811218 C&I Commercial 3,057.4738511739374 945.09904787984544 -1 1.5641500000000046 4,003.1370490537824 Fact Factored receivables 3,137.1218754499996 437.64657819999968 -,124.84399999999999 12.418000000000003 3,461.5424536499995 cons Consumer 86.723048132492011 81.950120986337794 -78.904239999999845 50.024059999999977 139.99298911882994 Mort Mortgage warehouse 118.0760981 19.900531300000019 0 0 138.37662940000001 Total Loans $7,320.1362772290804 $1,811.3412632364805 $-,368.2508999999975 $79.50839999999998 $8,842.9608504655607 (Dollars in thousands) Beginning Ending Three months ended December 31, 2014 Balance Provision Charge-offs Recoveries Balance Equip Equipment* $990.08908425926916 $262.81430401193325 $0 $0 $1,253.3033882712025 ABL Asset based lending (General)* 955.17220410000004 92.470227699999924 0 0 1,047.1424317999999 ABLH Asset based lending (Healthcare)* 342.18 16.400174999999933 0 0 358.08017499999994 Fact Factored receivables 3,136.6218754499996 437.64657819999968 -,124.84399999999999 11.618000000000002 3,461.5424536499995 Commercial finance $5,424.631638092691 $809.3312849119327 $-,124.84399999999999 $11.618000000000002 $6,120.68448721202 41364 41455 41547 41639 41729 41820 41912 42004 42094 42185 42277 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Non-interest bearing demand $12,048 $14,427 $17,986 $,150,238 $,155,879 $,176,245 $,154,749.83000999998 $,179,847.54459000003 $,167,538 $,164,560 $,167,931 Interest bearing deposits 48,151 50,342 50,516 ,481,080 ,479,412 ,514,259 ,461,252 ,479,480 ,481,728 ,474,229 ,455,354 Certificates of deposit ,163,185 ,197,218 ,215,221 ,354,940 ,356,844 ,367,731 ,439,603 ,455,901 ,474,413 ,500,451 ,526,732 Other brokered funds Brokered deposits 0 0 0 58,596 58,177 50,019 50,019 50,000 50,000 50,019 50,019 Total deposits ,223,384 ,261,987 ,283,723 1,044,854 1,050,312 1,108,254 1,105,623.8300099999 1,165,228.5445900001 1,173,679 1,189,259 1,200,036 Interest-bearing demand 0 0 0 ,199,826 ,209,170 ,248,992 ,209,491.49296 ,236,524.32788 ,231,718 ,228,909 ,206,603 Individual retirement accounts 27,959 29,974 30,647 54,512 54,709 53,856 53,010.99260000003 53,688.661569999997 55,773 56,285 58,619 Money market 20,192 20,368 19,869 ,157,406 ,142,522 ,138,204 ,125,369.75075000001 ,117,514.46862 ,120,001 ,116,019 ,117,888 Savings 0 0 0 69,336 73,011 73,207 73,303.316600000006 71,689.613289999994 74,236 73,016 72,244 Summary of fair values of assets acquired, liabilities assumed, consideration paid, and the resulting goodwill: Acquisition Summary (Dollars in thousands) Summary of Fair Values (Dollars in thousands) Fair value of net assets acquired: Cash $8,273.1309999999994 Equity of DMI (fair value of net DMI assets) $,146,454.85 Source Doral Money, Inc. Accounting Memo CLO securities 98,315.937000000005 CLO management contracts 1,918 SNC loans 36,764.720999999998 Fair value of net assets acquired ,148,372.85 Prepaid income tax 3,014.2130000000002 Other assets/liabilities 87.063000000000002 Consideration Transferred: Fair value of DMI net assets $,146,455.6499999997 Cash paid at closing ,133,262.51999999999 Fair value of CLO contracts 1,917.7850000000001 Sales price adjustment 2,601 Net fair value of acquired assets $,148,372.84999999998 Consideration Transferred ,135,864.17199999999 Consideration transferred -,135,864.17199999999 Bargain purchase gain, nontaxable $12,508.677999999985 Bargain purchase gain: $12,508.678 Transaction costs, net of tax -,157.93799999999999 Incremental bonus, net of tax -1,137.5 Escrow recovery from Doral Healthcare, net of tax 195 Net contribution of acquisition $11,408.239999999985